United States Securities and Exchange Commission
Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of Registered Management Investment Companies

Investment Company Act file number 811-01879

Janus Investment Fund
(Exact name of registrant as specified in charter)

151 Detroit Street, Denver, Colorado 80206
(Address of principal executive offices) (Zip code)

Abigail J. Murray, 151 Detroit Street, Denver, Colorado 80206
(Name and address of agent for service)

Registrant's telephone number, including area code: 303-333-3863

Date of fiscal year end: 6/30

Date of reporting period: 12/31/20

Item 1 - Reports to Shareholders

SEMIANNUAL REPORT December 31, 2020

Janus Henderson Absolute Return Income Opportunities Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Absolute Return Income Opportunities Fund

Janus Henderson Absolute Return Income Opportunities Fund (unaudited)

FUND SNAPSHOT

This benchmark-agnostic fund has the flexibility to invest across global fixed income markets. The Fund has latitude to act on high-conviction ideas and seeks to achieve positive absolute returns in a variety of market environments.

Jason England co-portfolio manager	Nick Maroutsos co-portfolio manager

PERFORMANCE OVERVIEW

For the six-month period ended December 31, 2020, Janus Henderson Absolute Return Income Opportunities Fund’s Class I Shares returned 1.60% compared with a 0.06% return for the Fund’s benchmark, the FTSE 3-Month U.S. Treasury Bill Index.

MARKET ENVIRONMENT

Global bond markets gained ground during the period, driven largely by greater appetite for corporate credits as investors grew more sanguine about an eventual exit from the COVID-19 pandemic on the back of positive vaccine developments. Consequently, U.S. Treasuries lost modest ground as rates rose on the back of the assumption that the U.S. economy was closer to the end than the beginning of the pandemic. Global sovereign bonds, on the other hand, proved more resilient as economies in many regions still struggled to grow.

PERFORMANCE DISCUSSION

For the period, the Fund outperformed its benchmark, the FTSE 3-Month U.S. Treasury Bill Index. The strategy seeks to provide long-term positive returns through various market environments by managing portfolio duration, credit risk and volatility. Gains were concentrated in the Fund’s cash-based core of corporate and securitized credits. Detracting from results was a position aimed at capitalizing on regional interest rate differentials. Also modestly weighing on performance was a positioned structured to take advantage of dislocations in foreign currency markets.

We continue to closely monitor markets for signs of additional volatility. With central banks’ commitment to accommodation and scant evidence of inflation, we have maintained the Fund’s overall duration at roughly 2.7 years. We believe this is sufficiently conservative to account for our concerns surrounding long-term growth, corporate profitability and the effects of continued pandemic-related shutdowns.

DERIVATIVES USAGE

The Fund makes use of derivatives, primarily to act as hedges on its cash-based holdings. In certain situations, derivatives may be employed in an attempt to generate excess returns. During the period, the Fund used options, futures, options on futures, credit default swaps (CDS), other swaps and forward exchange contracts. In aggregate, derivatives’ impact on Fund performance was negative. For the period, the derivatives impact detracted from relative performance. Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

The past few months have seen several developments with the potential to impact the investment landscape. A change of administration in Washington, control of the legislative branch passing to the Democrats, and in Europe, the finalization of the UK’s exit from the European Union will all have policy and market ramifications. Yet these events are overshadowed by the persistence of the COVID-19 pandemic and the forceful response by major central banks.

Riskier assets have rallied on the approval of multiple vaccines. This signals that we are likely closer to the end than the beginning of the pandemic. As evidenced by missteps in the vaccine rollout, however, we believe the “return to normalcy” may be longer than expected. And once we arrive, investors will learn that “normal” will be different as consumer and business behavior has likely permanently changed.

Despite market optimism, the choppiness that is likely to characterize the exit from the pandemic is already on display. Economic data in the U.S. softened toward the end of the year and the UK has again issued stay-at-home orders to combat a new strain of the virus. The timing could not be worse as UK businesses face the additional burden of complying with a new trade regime

Janus Investment Fund	1

Janus Henderson Absolute Return Income Opportunities Fund (unaudited)

with Europe. Still, the cloud of Brexit uncertainty has cleared, and the worst-case scenario was avoided.

Within the U.S., a change in administration typically means policy shifts that stand to reshape the economic landscape. While that is certainly true for this transition, we believe that any initiatives by the Biden administration will be overshadowed by the massive sway the Federal Reserve (Fed) continues to hold over the country’s economic and financial market prospects.

Fed Chairman Jerome Powell is likely to find a willing partner in maintaining accommodative policy as Janet Yellen, assumes the helm of the Treasury Department. With this nomination, we believe the Fed’s call for more fiscal accommodation will finally be met and the Powell-Yellen alliance could lead to an unprecedented level of cooperation between the Fed and Treasury. Near-term stimulus is likely needed until the economy can safely reopen, but even after that we believe dovish policy will be on order for longer than many expect. This persistent level of economic support is likely behind the recent steepening of the Treasury curve.

We do not view the recent rise in longer-dated Treasury yields as worrisome. The Fed has made it known that it won’t tolerate higher rates. As the economy normalizes, we expect the Fed will accept modestly higher yields, but would move quickly to quell an acceleration in a Treasury sell-off. While Yield-Curve Control remains on the table, we expect that global differentials will keep a lid on yields as foreign investors would reallocate toward Treasuries to capitalize on yield differentials. Similarly, income-focused domestic investors may be drawn toward Treasuries as an alternative to riskier income streams.

Elevated valuations in both Treasuries and riskier assets lead many to question whether bonds would offer their traditional diversification benefits in the event of an equities sell-off. Given that we see many sources of risk, we share those concerns. With not much room to rally, we see little benefit in holding longer-dated Treasuries, especially as bonds are the asset class most at risk of a faster-than-expected economic normalization.

The potential for diversification exists, but investors must likely travel further afield to achieve it. Several developed countries offer sovereign yields similar Treasuries, but due to economic conditions may be quicker to cut policy rates than would the Fed.

Thank you for your investment in the Janus Henderson Absolute Return Income Opportunities Fund.

2	DECEMBER 31, 2020

Janus Henderson Absolute Return Income Opportunities Fund (unaudited)

Fund At A Glance

December 31, 2020

Fund Profile
30-day Current Yield*	Without Reimbursement	With Reimbursement
Class A Shares NAV		0.10%
Class A Shares MOP		0.09%
Class C Shares**		-0.66%
Class D Shares		0.27%
Class I Shares		0.33%
Class N Shares		0.39%
Class R Shares		-0.34%
Class S Shares		-0.10%
Class T Shares		0.15%
Weighted Average Maturity		1.6 Years
Average Effective Duration***		2.7 Years
* Yield will fluctuate.
** Does not include the 1.00% contingent deferred sales charge.
*** A theoretical measure of price volatility.

Ratings† Summary - (% of Total Investments)
AAA	12.0%
AA	6.8%
A	18.8%
BBB	50.4%
Other	12.0%

† Credit ratings provided by Standard & Poor's (S&P), an independent credit rating agency. Credit ratings range from AAA (highest) to D (lowest) based on S&P's measures. Further information on S&P's rating methodology may be found at www.standardandpoors.com. Other rating agencies may rate the same securities differently. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change. "Not Rated" securities are not rated by S&P, but may be rated by other rating agencies and do not necessarily indicate low quality. "Other" includes cash equivalents, equity securities, and certain derivative instruments.

Significant Areas of Investment - (% of Net Assets)

Asset Allocation - (% of Net Assets)
Corporate Bonds	64.2%
Asset-Backed/Commercial Mortgage-Backed Securities	17.3%
Commercial Paper	8.4%
Other	10.1%
100.0%

Emerging markets comprised 12.1% of total net assets.

Janus Investment Fund	3

Janus Henderson Absolute Return Income Opportunities Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended December 31, 2020					Expense Ratios
	Fiscal Year-to-Date	One Year	Five Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV	1.48%	3.43%	1.86%	1.07%	1.24%	0.93%
Class A Shares at MOP	-3.35%	-1.44%	0.87%	0.32%
Class C Shares at NAV	1.11%	2.57%	1.13%	0.34%	2.03%	1.71%
Class C Shares at CDSC	0.11%	1.57%	1.13%	0.34%
Class D Shares	1.57%	3.49%	1.94%	1.15%	1.17%	0.77%
Class I Shares	1.60%	3.56%	2.10%	1.31%	1.00%	0.70%
Class N Shares	1.63%	3.74%	2.16%	1.36%	1.06%	0.63%
Class R Shares	1.25%	2.97%	1.41%	0.62%	2.04%	1.38%
Class S Shares	1.38%	3.23%	1.65%	0.85%	3.45%	1.14%
Class T Shares	1.52%	3.39%	1.91%	1.12%	1.20%	0.88%
FTSE 3-Month U.S. Treasury Bill Index	0.06%	0.58%	1.16%	0.88%
Morningstar Quartile - Class I Shares	-	3rd	4th	4th
Morningstar Ranking - based on total returns for Nontraditional Bond Funds	-	181/320	229/274	187/231

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 4.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to for at least a one-year period commencing on October 28, 2020.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs),

4	DECEMBER 31, 2020

Janus Henderson Absolute Return Income Opportunities Fund (unaudited)

Performance

non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class R Shares commenced operations on February 6, 2015. Performance shown for periods prior to February 6, 2015, reflects the historical performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class R Shares, without the effect of any applicable fee and expense limitations or waivers.

If Class R Shares of the Fund had been available during periods prior to February 6, 2015, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class R Shares reflects the fees and expenses of Class R Shares, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2020 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – May 27, 2014

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

Janus Investment Fund	5

Janus Henderson Absolute Return Income Opportunities Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/20)	Ending Account Value (12/31/20)	Expenses Paid During Period (7/1/20 - 12/31/20)†	Beginning Account Value (7/1/20)	Ending Account Value (12/31/20)	Expenses Paid During Period (7/1/20 - 12/31/20)†	Net Annualized Expense Ratio (7/1/20 - 12/31/20)
Class A Shares	$1,000.00	$1,014.80	$4.82	$1,000.00	$1,020.42	$4.84	0.95%
Class C Shares	$1,000.00	$1,011.10	$8.31	$1,000.00	$1,016.94	$8.34	1.64%
Class D Shares	$1,000.00	$1,015.70	$3.96	$1,000.00	$1,021.27	$3.97	0.78%
Class I Shares	$1,000.00	$1,016.00	$3.61	$1,000.00	$1,021.63	$3.62	0.71%
Class N Shares	$1,000.00	$1,016.30	$3.25	$1,000.00	$1,021.98	$3.26	0.64%
Class R Shares	$1,000.00	$1,012.50	$7.10	$1,000.00	$1,018.15	$7.12	1.40%
Class S Shares	$1,000.00	$1,013.80	$5.84	$1,000.00	$1,019.41	$5.85	1.15%
Class T Shares	$1,000.00	$1,015.20	$4.37	$1,000.00	$1,020.87	$4.38	0.86%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6	DECEMBER 31, 2020

Janus Henderson Absolute Return Income Opportunities Fund

Schedule of Investments (unaudited)

December 31, 2020

Principal Amounts			Value
Asset-Backed/Commercial Mortgage-Backed Securities– 17.3%
FirstMac Mortgage Funding Trust No 4 Series 1-2018,
30 Day Australian Bank Bill Rate + 1.5000%, 1.5200%, 3/8/49‡	2,093,533	AUD	$1,609,647
La Trobe Financial Capital Markets Trust 2017-2,
30 Day Australian Bank Bill Rate + 1.9000%, 1.9200%, 1/12/49‡	5,213,739	AUD	4,031,323
Liberty Series 2018-1 SME,
30 Day Australian Bank Bill Rate + 2.3500%, 2.3640%, 7/10/50‡	3,214,837	AUD	2,494,397
Liberty Series 2018-3,
30 Day Australian Bank Bill Rate + 2.1000%, 2.1150%, 10/25/50‡	1,323,983	AUD	1,024,882
Pepper I-Prime 2017-2 Trust,
30 Day Australian Bank Bill Rate + 2.0000%, 2.0200%, 12/13/48‡	2,869,107	AUD	2,214,598
Pepper Residential Securities Trust NO 18,
30 Day Australian Bank Bill Rate + 2.1000%, 2.1200%, 8/12/58‡	1,215,322	AUD	942,424
RedZed Trust Series 2018-1,
30 Day Australian Bank Bill Rate + 2.4000%, 2.4200%, 3/9/50‡	4,200,000	AUD	3,248,149
RESIMAC Bastille Trust Series 2017-1NC,
30 Day Australian Bank Bill Rate + 1.8500%, 1.8700%, 12/8/58‡	198,488	AUD	153,508
TORRENS Series 2014-2 Trust,
30 Day Australian Bank Bill Rate + 1.6000%, 1.6200%, 1/12/46‡	1,990,607	AUD	1,543,082
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $15,859,252)			17,262,010
Corporate Bonds– 64.2%
Banking – 27.4%
Australia & New Zealand Banking Group Ltd,
US Treasury Yield Curve Rate 5 Year + 1.2880%, 2.9500%, 7/22/30 (144A)‡	$2,400,000		2,531,714
Bendigo & Adelaide Bank Ltd,
90 Day Australian Bank Bill Rate + 2.4500%, 2.4700%, 11/30/28‡	2,500,000	AUD	1,966,586
Commonwealth Bank of Australia,
90 Day Australian Bank Bill Rate + 2.6500%, 2.6700%, 6/3/26‡	3,100,000	AUD	2,407,913
Commonwealth Bank of Australia,
ICE LIBOR USD 3 Month + 2.0940%, 3.3750%, 10/20/26‡	1,000,000		1,016,300
DBS Group Holdings Ltd,
90 Day Australian Bank Bill Rate + 1.5800%, 1.5941%, 3/16/28‡	1,300,000	AUD	1,006,152
Horse Gallop Finance Ltd,
ICE LIBOR USD 3 Month + 1.1800%, 1.4310%, 6/28/21‡	2,537,000		2,535,706
Lloyds Banking Group PLC, 3.9000%, 11/23/23	4,000,000	AUD	3,311,318
Macquarie Group Ltd,
90 Day Australian Bank Bill Rate + 1.1500%, 1.1682%, 12/15/22‡	2,960,000	AUD	2,287,278
National Australia Bank Ltd,
90 Day Australian Bank Bill Rate + 2.4000%, 2.4138%, 9/21/26‡	568,000	AUD	442,878
National Australia Bank Ltd, AUD SWAP 5 YR + 2.4000%, 4.0000%, 9/21/26‡	2,743,000	AUD	2,152,980
Oversea-Chinese Banking Corp Ltd, 4.2500%, 6/19/24	2,000,000		2,188,598
Standard Chartered PLC,
90 Day Australian Bank Bill Rate + 1.8500%, 1.8700%, 6/28/25‡	320,000	AUD	249,162
Westpac Banking Corp, AUD SWAP 5 YR + 1.9500%, 4.5000%, 3/11/27‡	3,810,000	AUD	3,016,981
Westpac Banking Corp, AUD SWAP 5 YR + 2.6500%, 4.8000%, 6/14/28‡	2,724,000	AUD	2,248,610
			27,362,176
Capital Goods – 0.9%
CNH Industrial Capital Australia Pty Ltd, 2.1000%, 12/12/22	1,120,000	AUD	868,922
Communications – 2.1%
American Tower Corp, 3.3750%, 5/15/24	950,000		1,033,223
Crown Castle International Corp, 3.1500%, 7/15/23	1,000,000		1,063,711
			2,096,934
Consumer Cyclical – 9.9%
Amazon.com Inc, 0.8000%, 6/3/25	1,100,000		1,115,911
eBay Inc, 1.9000%, 3/11/25	800,000		840,859
General Motors Financial Co Inc,
ICE LIBOR USD 3 Month + 0.8500%, 1.0795%, 4/9/21‡	1,000,000		1,000,608
Hyundai Capital America, ICE LIBOR USD 3 Month + 0.9400%, 1.1698%, 7/8/21‡	2,850,000		2,853,782
Volkswagen Financial Services Australia Pty Ltd, 3.3000%, 2/28/22	5,190,000	AUD	4,107,038
			9,918,198

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Absolute Return Income Opportunities Fund

Schedule of Investments (unaudited)

December 31, 2020

Principal Amounts			Value
Corporate Bonds– (continued)
Consumer Non-Cyclical – 1.1%
Mylan NV, 3.1500%, 6/15/21	$1,050,000		$1,060,146
Electric – 1.3%
ETSA Utilities Finance Pty Ltd,
90 Day Australian Bank Bill Rate + 1.0200%, 1.0400%, 8/29/22‡	1,050,000	AUD	813,334
Florida Power & Light Co,
ICE LIBOR USD 3 Month + 0.3800%, 0.6023%, 7/28/23‡	510,000		510,104
			1,323,438
Financial Institutions – 1.8%
Liberty Financial Pty Ltd, 5.1000%, 4/9/21	2,350,000	AUD	1,825,715
Government Sponsored – 8.9%
Bank of China Ltd/Macau,
ICE LIBOR USD 3 Month + 0.7500%, 0.9738%, 11/20/21‡	1,150,000		1,150,459
CNOOC Curtis Funding No 1 Pty Ltd, 4.5000%, 10/3/23	2,600,000		2,820,437
ICBCIL Finance Co Ltd, 3.6500%, 3/5/22	800,000		821,003
SGSP Australia Assets Pty Ltd, 3.3000%, 4/9/23	800,000		840,690
Sinopec Capital 2013 Ltd, 3.1250%, 4/24/23	3,130,000		3,268,183
			8,900,772
Industrial – 0.9%
Downer Group Finance Pty Ltd, 3.7000%, 4/29/26	1,100,000	AUD	889,852
Insurance – 0.4%
Insurance Australia Group Ltd,
90 Day Australian Bank Bill Rate + 2.1000%, 2.1182%, 6/15/44‡	200,000	AUD	154,265
Insurance Australia Group Ltd,
90 Day Australian Bank Bill Rate + 2.3500%, 2.3682%, 6/15/45‡	350,000	AUD	272,177
			426,442
Real Estate Investment Trusts (REITs) – 1.6%
Vicinity Centres Trust, 4.0000%, 4/26/27	1,950,000	AUD	1,649,143
Real Estate Management & Development – 0.7%
QIC Finance Shopping Center Fund Pty Ltd,
90 Day Australian Bank Bill Rate + 1.2700%, 1.2900%, 8/15/25‡	880,000	AUD	662,728
Supranational – 0.5%
Inter-American Development Bank, 5.5000%, 8/23/21	33,100,000	INR	455,664
Technology – 5.3%
Apple Inc, 1.8000%, 9/11/24	1,000,000		1,049,934
Broadcom Inc, 2.2500%, 11/15/23	210,000		219,304
Broadcom Inc, 4.7000%, 4/15/25	550,000		630,165
Equinix Inc, 1.2500%, 7/15/25	1,100,000		1,121,913
Hewlett Packard Enterprise Co, 1.4500%, 4/1/24	1,100,000		1,130,103
PayPal Holdings Inc, 1.3500%, 6/1/23	1,110,000		1,136,474
			5,287,893
Transportation – 1.4%
Sydney Airport Finance Co Pty Ltd, 3.6250%, 4/28/26 (144A)	1,300,000		1,427,539
Total Corporate Bonds (cost $60,206,484)			64,155,562
Commercial Paper– 8.4%
CNPC Finance HK Ltd, 0%, 1/8/21 (144A)◊	1,500,000		1,499,892
Enable Midstream Partners LP, 0%, 1/5/21 (Section 4(2))◊	1,430,000		1,429,921
Energy Transfer Operating LP, 0%, 1/4/21 (Section 4(2))◊	1,550,000		1,549,931
Jabil Inc, 0%, 1/7/21 (Section 4(2))◊	1,500,000		1,499,819
Plains Midstream Canada LP, 0%, 1/4/21 (Section 4(2))◊	950,000		949,951
Vodafone Group PLC, 0%, 1/8/21 (Section 4(2))◊	1,500,000		1,499,949
Total Commercial Paper (cost $8,429,314)			8,429,463
Total Investments (total cost $84,495,050) – 89.9%			89,847,035
Cash, Receivables and Other Assets, net of Liabilities – 10.1%			10,090,313
Net Assets – 100%			$99,937,348

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	DECEMBER 31, 2020

Janus Henderson Absolute Return Income Opportunities Fund

Schedule of Investments (unaudited)

December 31, 2020

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
Australia	$44,737,615	49.8%
United States	20,651,523	23.0
China	12,095,680	13.5
United Kingdom	5,060,429	5.6
Germany	4,107,038	4.6
Singapore	3,194,750	3.5

Total	$89,847,035	100.0%

Schedule of Forward Foreign Currency Exchange Contracts, Open

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank, National Association:
Australian Dollar	2/19/21	(90,430,000)	$66,138,422	(3,595,919)
Morgan Stanley & Co:
Australian Dollar	2/19/21	27,400,000	(20,312,417)	816,864
Total				$(2,779,055)

Schedule of Futures

Description	Number of Contracts	Expiration Date	Value and Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
Futures Purchased:
2 Year US Treasury Note	128	4/5/21	$28,285,000	$27,000	$3,000
Short-Term Euro-BTP	67	3/10/21	9,324,517	(1,250)	-
Total - Futures Purchased				25,750	3,000
Futures Sold:
10-Year US Treasury Note	2	3/31/21	(276,156)	(219)	(219)
Euro-Schatz	75	3/10/21	(10,348,944)	11,377	-
Total - Futures Sold				11,158	(219)
Total				$36,908	$2,781

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Absolute Return Income Opportunities Fund

Schedule of Investments (unaudited)

December 31, 2020

Schedule of Centrally Cleared Interest Rate Swaps
Payments made by Fund	Payments received by Fund	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
AUD BBR 3M	0.7425% Fixed Rate	Semiannual	6/10/25	7,700,000	AUD	$750	$20,736	$(3,368)
CAD BA 3M	0.7150% Fixed Rate	Semiannual	7/14/23	14,400,000	CAD	750	6,545	2,369
CAD BA 3M	0.6910% Fixed Rate	Semiannual	7/14/23	14,400,000	CAD	750	3,837	3,097
AUD BBR 3M	0.5560% Fixed Rate	Semiannual	7/24/25	11,300,000	AUD	750	(7,171)	6,807
0.2160% Fixed Rate	AUD BBR 3M	Quarterly	7/24/23	7,500,000	AUD	750	(19,330)	3,460
AUD BBR 3M	0.6625% Fixed Rate	Semiannual	8/6/26	15,000,000	AUD	750	(55,285)	23,346
CAD BA 3M	0.6700% Fixed Rate	Semiannual	8/8/23	14,000,000	CAD	750	(1,053)	3,420
CAD BA 3M	0.7500% Fixed Rate	Semiannual	8/28/23	28,000,000	CAD	750	11,997	1,654
Total						$6,000	$(39,724)	$40,785

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of December 31, 2020.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of December 31, 2020

	Currency Contracts	Interest Rate Contracts	Total
Asset Derivatives:
Forward foreign currency exchange contracts	$ 816,864	$ -	$ 816,864
Variation margin receivable	-	47,153	47,153

Total Asset Derivatives	$ 816,864	$ 47,153	$ 864,017
Liability Derivatives:
Forward foreign currency exchange contracts	$3,595,919	$ -	$3,595,919
Variation margin payable	-	3,587	3,587

Total Liability Derivatives	$3,595,919	$ 3,587	$3,599,506

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	DECEMBER 31, 2020

Janus Henderson Absolute Return Income Opportunities Fund

Schedule of Investments (unaudited)

December 31, 2020

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended December 31, 2020.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the period ended December 31, 2020

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Currency Contracts	Interest Rate Contracts	Total
Futures contracts	$ -	$ (17,179)	$ (17,179)
Forward foreign currency exchange contracts	(6,957,845)	-	(6,957,845)
Swap contracts	-	(1,546)	(1,546)

Total	$(6,957,845)	$ (18,725)	$(6,976,570)

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Currency Contracts	Interest Rate Contracts	Total
Futures contracts	$ -	$ 32,829	$ 32,829
Forward foreign currency exchange contracts	484,151	-	484,151
Swap contracts	-	(49,532)	(49,532)

Total	$ 484,151	$ (16,703)	$ 467,448

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Fund’s Statement of Operations.

Average Ending Monthly Market Value of Derivative Instruments During the Period Ended December 31, 2020

Market Value(a)
Forward foreign currency exchange contracts, purchased	$ 8,327,164
Forward foreign currency exchange contracts, sold	72,230,556
Futures contracts, purchased	29,608,931
Futures contracts, sold	3,049,222
Interest rate swaps, pay fixed rate/receive floating rate	(10,156)
Interest rate swaps, receive fixed rate/pay floating rate	8,205

(a) Forward foreign currency exchange contracts are reported as the average ending monthly currency amount purchased or sold.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Absolute Return Income Opportunities Fund

Notes to Schedule of Investments and Other Information (unaudited)

FTSE 3-Month U.S. Treasury Bill Index	FTSE 3-Month U.S. Treasury Bill Index tracks the performance of short-term U.S. government debt securities.

AUD BBR	Australian Bank Bill Swap Rate
CAD BA	Canadian Bankers’ Acceptance Rate
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LP	Limited Partnership
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended December 31, 2020 is $5,459,145, which represents 5.5% of net assets.

4(2)

Securities sold under Section 4(2) of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 4(2) securities as of the period ended December 31, 2020 is $6,929,571, which represents 6.9% of net assets.

‡

Variable or floating rate security. Rate shown is the current rate as of December 31, 2020. Certain variable rate securities are not based on a published reference rate and spread; they are determined by the issuer or agent and current market conditions. Reference rate is as of reset date and may vary by security, which may not indicate a reference rate and/or spread in their description.

◊	Zero coupon bond.

12	DECEMBER 31, 2020

Janus Henderson Absolute Return Income Opportunities Fund

Notes to Schedule of Investments and Other Information (unaudited)

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2020. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$17,262,010	$-
Corporate Bonds	-	64,155,562	-
Commercial Paper	-	8,429,463	-
Total Investments in Securities	$-	$89,847,035	$-
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	816,864	-
Variation Margin Receivable	3,000	44,153	-
Total Assets	$3,000	$90,708,052	$-
Liabilities
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	$-	$3,595,919	$-
Variation Margin Payable	219	3,368	-
Total Liabilities	$219	$3,599,287	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Janus Investment Fund	13

Janus Henderson Absolute Return Income Opportunities Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2020

See footnotes at the end of the Statement.

Assets:
Investments, at value(1)	$89,847,035
Cash	499,071
Deposits with brokers for centrally cleared derivatives	350,000
Deposits with brokers for futures	170,000
Forward foreign currency exchange contracts	816,864
Cash denominated in foreign currency(2)	11,962,707
Variation margin receivable	47,153
Non-interested Trustees' deferred compensation	2,299
Receivables:
Interest	518,812
Fund shares sold	96,381
Other assets	7,097
Total Assets	104,317,419
Liabilities:
Forward foreign currency exchange contracts	3,595,919
Closed foreign currency contracts	89,609
Variation margin payable	3,587
Payables:	—
Fund shares repurchased	161,211
Registration fees	94,198
Professional fees	68,156
Printing fees	60,127
Non-affiliated fund administration fees payable	27,225
Investments purchased	18,355
Transfer agent fees and expenses	15,540
12b-1 Distribution and shareholder servicing fees	15,063
Advisory fees	11,549
Dividends	5,546
Postage fees	4,252
Accounting systems fees	3,493
Non-interested Trustees' deferred compensation fees	2,299
Custodian fees	2,115
Affiliated fund administration fees payable	235
Non-interested Trustees' fees and expenses	189
Accrued expenses and other payables	201,403
Total Liabilities	4,380,071
Net Assets	$99,937,348

See Notes to Financial Statements.

14	DECEMBER 31, 2020

Janus Henderson Absolute Return Income Opportunities Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2020

Net Assets Consist of:
Capital (par value and paid-in surplus)	$278,850,483
Total distributable earnings (loss)	(178,913,135)
Total Net Assets	$99,937,348
Net Assets - Class A Shares	$16,692,070
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,838,375
Net Asset Value Per Share(3)	$9.08
Maximum Offering Price Per Share(4)	$9.53
Net Assets - Class C Shares	$11,314,811
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,247,208
Net Asset Value Per Share(3)	$9.07
Net Assets - Class D Shares	$18,909,738
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,080,973
Net Asset Value Per Share	$9.09
Net Assets - Class I Shares	$37,339,267
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,115,755
Net Asset Value Per Share	$9.07
Net Assets - Class N Shares	$2,337,766
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	257,549
Net Asset Value Per Share	$9.08
Net Assets - Class R Shares	$554,458
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	61,049
Net Asset Value Per Share	$9.08
Net Assets - Class S Shares	$170,696
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	18,779
Net Asset Value Per Share	$9.09
Net Assets - Class T Shares	$12,618,542
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,391,253
Net Asset Value Per Share	$9.07

(1) Includes cost of $84,495,050.

(2) Includes cost of $11,962,707.

(3) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(4) Maximum offering price is computed at 100/95.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Absolute Return Income Opportunities Fund

Statement of Operations (unaudited)

For the period ended December 31, 2020

Investment Income:
Interest	$1,168,326
Other income	1,226
Total Investment Income	1,169,552
Expenses:
Advisory fees	348,513
12b-1 Distribution and shareholder servicing fees:
Class A Shares	21,615
Class C Shares	59,557
Class R Shares	1,566
Class S Shares	210
Transfer agent administrative fees and expenses:
Class D Shares	11,592
Class R Shares	786
Class S Shares	210
Class T Shares	17,194
Transfer agent networking and omnibus fees:
Class A Shares	4,413
Class C Shares	5,174
Class I Shares	13,361
Other transfer agent fees and expenses:
Class A Shares	521
Class C Shares	307
Class D Shares	1,657
Class I Shares	750
Class N Shares	40
Class R Shares	3
Class S Shares	4
Class T Shares	75
Registration fees	123,041
Non-affiliated fund administration fees	45,207
Professional fees	31,514
Shareholder reports expense	22,228
Custodian fees	5,814
Affiliated fund administration fees	1,340
Non-interested Trustees’ fees and expenses	1,000
Other expenses	2,120
Total Expenses	719,812
Less: Excess Expense Reimbursement and Waivers	(244,507)
Net Expenses	475,305
Net Investment Income/(Loss)	694,247

See Notes to Financial Statements.

16	DECEMBER 31, 2020

Janus Henderson Absolute Return Income Opportunities Fund

Statement of Operations (unaudited)

For the period ended December 31, 2020

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$755,852
Forward foreign currency exchange contracts	(6,957,845)
Futures contracts	(17,179)
Swap contracts	(1,546)
Total Net Realized Gain/(Loss) on Investments	(6,220,718)
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	6,624,204
Forward foreign currency exchange contracts	484,151
Futures contracts	32,829
Swap contracts	(49,532)
Total Change in Unrealized Net Appreciation/Depreciation	7,091,652
Net Increase/(Decrease) in Net Assets Resulting from Operations	$1,565,181

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Absolute Return Income Opportunities Fund

Statements of Changes in Net Assets

	Period ended December 31, 2020 (unaudited)	Year ended June 30, 2020

Operations:
Net investment income/(loss)	$694,247	$2,123,919
Net realized gain/(loss) on investments	(6,220,718)	5,959,110
Change in unrealized net appreciation/depreciation	7,091,652	(3,973,565)
Net Increase/(Decrease) in Net Assets Resulting from Operations	1,565,181	4,109,464
Dividends and Distributions to Shareholders:
Class A Shares	(116,936)	(526,375)
Class C Shares	(43,976)	(301,833)
Class D Shares	(152,248)	(327,176)
Class I Shares	(315,325)	(1,260,089)
Class N Shares	(21,271)	(71,239)
Class R Shares	(2,863)	(19,980)
Class S Shares	(974)	(3,661)
Class T Shares	(99,095)	(530,882)
Net Decrease from Dividends and Distributions to Shareholders	(752,688)	(3,041,235)
Capital Share Transactions:
Class A Shares	410,614	(9,432,851)
Class C Shares	(3,168,289)	(4,750,340)
Class D Shares	(892,825)	10,139,699
Class I Shares	193,156	(21,213,315)
Class N Shares	(215,284)	59,019
Class R Shares	(104,002)	(302,273)
Class S Shares	16,550	(8,426)
Class T Shares	(2,482,130)	(9,083,613)
Net Increase/(Decrease) from Capital Share Transactions	(6,242,210)	(34,592,100)
Net Increase/(Decrease) in Net Assets	(5,429,717)	(33,523,871)
Net Assets:
Beginning of period	105,367,065	138,890,936
End of period	$99,937,348	$105,367,065

See Notes to Financial Statements.

18	DECEMBER 31, 2020

Janus Henderson Absolute Return Income Opportunities Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended December 31, 2020 (unaudited) and the year ended June 30	2020	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$9.01	$8.93	$8.88	$9.64	$9.70	$9.71
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.06	0.17	0.18	0.14	0.19	0.18
Net realized and unrealized gain/(loss)	0.07	0.15	0.16	(0.70)	0.14	0.06
Total from Investment Operations	0.13	0.32	0.34	(0.56)	0.33	0.24
Less Dividends and Distributions:
Dividends (from net investment income)	(0.06)	(0.24)	(0.29)	(0.20)	(0.38)	(0.13)
Return of capital	—	—	—	—	(0.01)	(0.12)
Total Dividends and Distributions	(0.06)	(0.24)	(0.29)	(0.20)	(0.39)	(0.25)
Net Asset Value, End of Period	$9.08	$9.01	$8.93	$8.88	$9.64	$9.70
Total Return*	1.48%	3.64%	3.85%	(5.91)%	3.51%	2.54%
Net Assets, End of Period (in thousands)	$16,692	$16,158	$25,377	$62,043	$123,769	$85,242
Average Net Assets for the Period (in thousands)	$16,857	$20,287	$42,125	$107,328	$103,307	$81,615
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.41%	1.24%	1.03%	1.00%	1.01%	1.01%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.95%	0.98%	0.99%	1.00%	1.01%	1.01%
Ratio of Net Investment Income/(Loss)	1.26%	1.87%	2.01%	1.43%	1.94%	1.90%
Portfolio Turnover Rate	14%	11%	170%	119%	145%	149%

Class C Shares
For a share outstanding during the period ended December 31, 2020 (unaudited) and the year ended June 30	2020	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$9.01	$8.92	$8.88	$9.63	$9.69	$9.69
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.03	0.10	0.11	0.07	0.12	0.11
Net realized and unrealized gain/(loss)	0.06	0.17	0.15	(0.69)	0.14	0.07
Total from Investment Operations	0.09	0.27	0.26	(0.62)	0.26	0.18
Less Dividends and Distributions:
Dividends (from net investment income)	(0.03)	(0.18)	(0.22)	(0.13)	(0.31)	(0.09)
Return of capital	—	—	—	—	(0.01)	(0.09)
Total Dividends and Distributions	(0.03)	(0.18)	(0.22)	(0.13)	(0.32)	(0.18)
Net Asset Value, End of Period	$9.07	$9.01	$8.92	$8.88	$9.63	$9.69
Total Return*	1.00%	3.03%	2.96%	(6.49)%	2.75%	1.87%
Net Assets, End of Period (in thousands)	$11,315	$14,388	$18,983	$45,990	$60,913	$45,452
Average Net Assets for the Period (in thousands)	$12,861	$15,398	$30,267	$58,477	$54,205	$45,549
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.09%	1.96%	1.81%	1.72%	1.75%	1.76%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.64%	1.68%	1.76%	1.72%	1.75%	1.76%
Ratio of Net Investment Income/(Loss)	0.57%	1.12%	1.22%	0.69%	1.22%	1.12%
Portfolio Turnover Rate	14%	11%	170%	119%	145%	149%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Absolute Return Income Opportunities Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended December 31, 2020 (unaudited) and the year ended June 30	2020	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$9.01	$8.94	$8.89	$9.64	$9.70	$9.71
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.07	0.16	0.17	0.14	0.19	0.18
Net realized and unrealized gain/(loss)	0.08	0.17	0.17	(0.68)	0.15	0.06
Total from Investment Operations	0.15	0.33	0.34	(0.54)	0.34	0.24
Less Dividends and Distributions:
Dividends (from net investment income)	(0.07)	(0.26)	(0.29)	(0.21)	(0.39)	(0.13)
Return of capital	—	—	—	—	(0.01)	(0.12)
Total Dividends and Distributions	(0.07)	(0.26)	(0.29)	(0.21)	(0.40)	(0.25)
Net Asset Value, End of Period	$9.09	$9.01	$8.94	$8.89	$9.64	$9.70
Total Return*	1.68%	3.69%	3.95%	(5.73)%	3.55%	2.53%
Net Assets, End of Period (in thousands)	$18,910	$19,646	$9,437	$12,526	$16,621	$14,162
Average Net Assets for the Period (in thousands)	$19,488	$13,252	$10,576	$15,676	$15,427	$13,166
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.25%	1.17%	1.04%	0.92%	0.97%	1.01%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.78%	0.80%	0.90%	0.92%	0.97%	1.01%
Ratio of Net Investment Income/(Loss)	1.44%	1.84%	1.91%	1.50%	2.01%	1.92%
Portfolio Turnover Rate	14%	11%	170%	119%	145%	149%

Class I Shares
For a share outstanding during the period ended December 31, 2020 (unaudited) and the year ended June 30	2020	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$9.00	$8.92	$8.88	$9.64	$9.70	$9.70
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.07	0.19	0.23	0.16	0.21	0.21
Net realized and unrealized gain/(loss)	0.07	0.15	0.12	(0.69)	0.15	0.07
Total from Investment Operations	0.14	0.34	0.35	(0.53)	0.36	0.28
Less Dividends and Distributions:
Dividends (from net investment income)	(0.07)	(0.26)	(0.31)	(0.23)	(0.41)	(0.15)
Return of capital	—	—	—	—	(0.01)	(0.13)
Total Dividends and Distributions	(0.07)	(0.26)	(0.31)	(0.23)	(0.42)	(0.28)
Net Asset Value, End of Period	$9.07	$9.00	$8.92	$8.88	$9.64	$9.70
Total Return*	1.60%	3.88%	3.99%	(5.67)%	3.79%	2.90%
Net Assets, End of Period (in thousands)	$37,339	$36,831	$57,628	$1,166,188	$1,685,309	$1,168,251
Average Net Assets for the Period (in thousands)	$38,778	$43,004	$652,474	$1,704,727	$1,409,826	$1,035,919
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.15%	1.00%	0.76%	0.75%	0.74%	0.75%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.71%	0.73%	0.74%	0.75%	0.74%	0.75%
Ratio of Net Investment Income/(Loss)	1.50%	2.09%	2.61%	1.67%	2.22%	2.15%
Portfolio Turnover Rate	14%	11%	170%	119%	145%	149%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

20	DECEMBER 31, 2020

Janus Henderson Absolute Return Income Opportunities Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended December 31, 2020 (unaudited) and the year ended June 30	2020	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$9.01	$8.93	$8.89	$9.64	$9.70	$9.70
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.07	0.19	0.27	0.16	0.22	0.21
Net realized and unrealized gain/(loss)	0.08	0.16	0.08	(0.68)	0.14	0.07
Total from Investment Operations	0.15	0.35	0.35	(0.52)	0.36	0.28
Less Dividends and Distributions:
Dividends (from net investment income)	(0.08)	(0.27)	(0.31)	(0.23)	(0.41)	(0.15)
Return of capital	—	—	—	—	(0.01)	(0.13)
Total Dividends and Distributions	(0.08)	(0.27)	(0.31)	(0.23)	(0.42)	(0.28)
Net Asset Value, End of Period	$9.08	$9.01	$8.93	$8.89	$9.64	$9.70
Total Return*	1.63%	3.94%	4.00%	(5.51)%	3.82%	2.93%
Net Assets, End of Period (in thousands)	$2,338	$2,534	$2,454	$78,752	$5,444	$3,967
Average Net Assets for the Period (in thousands)	$2,512	$2,426	$7,437	$31,271	$5,122	$3,265
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.19%	1.06%	0.62%	0.66%	0.71%	0.73%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.64%	0.67%	0.57%	0.66%	0.71%	0.73%
Ratio of Net Investment Income/(Loss)	1.57%	2.10%	2.79%	1.80%	2.25%	2.22%
Portfolio Turnover Rate	14%	11%	170%	119%	145%	149%

Class R Shares
For a share outstanding during the period ended December 31, 2020 (unaudited) and the year ended June 30	2020	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$9.02	$8.94	$8.89	$9.64	$9.70	$9.70
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.04	0.13	0.11	0.09	0.14	0.15
Net realized and unrealized gain/(loss)	0.06	0.15	0.18	(0.69)	0.15	0.06
Total from Investment Operations	0.10	0.28	0.29	(0.60)	0.29	0.21
Less Dividends and Distributions:
Dividends (from net investment income)	(0.04)	(0.20)	(0.24)	(0.15)	(0.34)	(0.11)
Return of capital	—	—	—	—	(0.01)	(0.10)
Total Dividends and Distributions	(0.04)	(0.20)	(0.24)	(0.15)	(0.35)	(0.21)
Net Asset Value, End of Period	$9.08	$9.02	$8.94	$8.89	$9.64	$9.70
Total Return*	1.14%	3.17%	3.37%	(6.28)%	3.05%	2.15%
Net Assets, End of Period (in thousands)	$554	$654	$950	$959	$551	$211
Average Net Assets for the Period (in thousands)	$615	$862	$949	$836	$343	$162
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.32%	2.04%	1.80%	1.52%	1.47%	1.46%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.40%	1.42%	1.46%	1.52%	1.47%	1.46%
Ratio of Net Investment Income/(Loss)	0.81%	1.40%	1.27%	0.91%	1.42%	1.56%
Portfolio Turnover Rate	14%	11%	170%	119%	145%	149%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Absolute Return Income Opportunities Fund

Financial Highlights

Class S Shares
For a share outstanding during the period ended December 31, 2020 (unaudited) and the year ended June 30	2020	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$9.02	$8.94	$8.89	$9.63	$9.70	$9.70
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.05	0.15	0.18	0.11	0.17	0.17
Net realized and unrealized gain/(loss)	0.07	0.15	0.13	(0.69)	0.14	0.07
Total from Investment Operations	0.12	0.30	0.31	(0.58)	0.31	0.24
Less Dividends and Distributions:
Dividends (from net investment income)	(0.05)	(0.22)	(0.26)	(0.16)	(0.37)	(0.13)
Return of capital	—	—	—	—	(0.01)	(0.11)
Total Dividends and Distributions	(0.05)	(0.22)	(0.26)	(0.16)	(0.38)	(0.24)
Net Asset Value, End of Period	$9.09	$9.02	$8.94	$8.89	$9.63	$9.70
Total Return*	1.38%	3.44%	3.58%	(6.08)%	3.24%	2.51%
Net Assets, End of Period (in thousands)	$171	$153	$160	$1,500	$1,071	$541
Average Net Assets for the Period (in thousands)	$164	$149	$1,251	$949	$716	$463
Ratios to Average Net Assets**:
Ratio of Gross Expenses	3.45%	3.45%	1.48%	1.26%	1.21%	1.23%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.15%	1.16%	1.29%	1.22%	1.17%	1.14%
Ratio of Net Investment Income/(Loss)	1.07%	1.62%	1.97%	1.17%	1.75%	1.79%
Portfolio Turnover Rate	14%	11%	170%	119%	145%	149%

Class T Shares
For a share outstanding during the period ended December 31, 2020 (unaudited) and the year ended June 30	2020	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$9.01	$8.92	$8.88	$9.63	$9.69	$9.70
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.06	0.17	0.19	0.14	0.19	0.18
Net realized and unrealized gain/(loss)	0.07	0.17	0.14	(0.68)	0.15	0.07
Total from Investment Operations	0.13	0.34	0.33	(0.54)	0.34	0.25
Less Dividends and Distributions:
Dividends (from net investment income)	(0.07)	(0.25)	(0.29)	(0.21)	(0.39)	(0.14)
Return of capital	—	—	—	—	(0.01)	(0.12)
Total Dividends and Distributions	(0.07)	(0.25)	(0.29)	(0.21)	(0.40)	(0.26)
Net Asset Value, End of Period	$9.07	$9.01	$8.92	$8.88	$9.63	$9.69
Total Return*	1.41%	3.82%	3.78%	(5.73)%	3.58%	2.60%
Net Assets, End of Period (in thousands)	$12,619	$15,003	$23,902	$111,015	$217,138	$164,055
Average Net Assets for the Period (in thousands)	$13,453	$19,046	$51,775	$193,808	$193,689	$173,502
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.34%	1.20%	0.98%	0.93%	0.95%	0.98%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.86%	0.91%	0.93%	0.92%	0.94%	0.94%
Ratio of Net Investment Income/(Loss)	1.35%	1.92%	2.13%	1.49%	2.02%	1.92%
Portfolio Turnover Rate	14%	11%	170%	119%	145%	149%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

22	DECEMBER 31, 2020

Janus Henderson Absolute Return Income Opportunities Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Absolute Return Income Opportunities Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 45 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks to maximize total return, consistent with preservation of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting priciples ("US GAAP")).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds currently implement an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

It is expected that the conversion of Class C Shares to Class A Shares will not result in a taxable event. Please consult your tax adviser for further information.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial

Janus Investment Fund	23

Janus Henderson Absolute Return Income Opportunities Fund

Notes to Financial Statements (unaudited)

intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

24	DECEMBER 31, 2020

Janus Henderson Absolute Return Income Opportunities Fund

Notes to Financial Statements (unaudited)

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2020 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Janus Investment Fund	25

Janus Henderson Absolute Return Income Opportunities Fund

Notes to Financial Statements (unaudited)

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

Dividends are declared daily and distributed monthly for the Fund. Realized capital gains, if any, are declared and distributed in December. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on futures contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended December 31, 2020 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the

26	DECEMBER 31, 2020

Janus Henderson Absolute Return Income Opportunities Fund

Notes to Financial Statements (unaudited)

securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital's ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign

Janus Investment Fund	27

Janus Henderson Absolute Return Income Opportunities Fund

Notes to Financial Statements (unaudited)

currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the period, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used. Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). The change in unrealized net appreciation/depreciation is reported on the Statement of Operations (if applicable). When a contract is closed, a realized gain or loss is reported on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the period, the Fund purchased interest rate futures to increase exposure to interest rate risk.

During the period, the Fund sold interest rate futures to decrease exposure to interest rate risk.

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. If the other party to a swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. Swap

28	DECEMBER 31, 2020

Janus Henderson Absolute Return Income Opportunities Fund

Notes to Financial Statements (unaudited)

agreements entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the OTC market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Fund to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Fund will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member. Alternatively, the Fund may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Fund may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the U.S. Commodity Futures Trading Commission (“CFTC”). A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.

Index swaps, interest rate swaps, and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades. The market value of swap contracts are aggregated by positive and negative values and are disclosed separately as an asset or liability on the Fund’s Statement of Assets and Liabilities (if applicable). Realized gains and losses are reported on the Fund’s Statement of Operations (if applicable). The change in unrealized net appreciation or depreciation during the period is included in the Statement of Operations (if applicable).

The Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

The Fund’s use of interest rate swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Interest rate swaps do not involve the delivery of securities, other underlying assets, or principal. Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps may result in potential losses if interest rates do not move as expected or if the counterparties are unable to satisfy their obligations. Interest rate swaps are generally entered into on a net basis. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make.

During the period, the Fund entered into interest rate swaps paying a fixed interest rate and receiving a floating interest rate in order to decrease interest rate risk (duration) exposure. As interest rates rise, the Fund benefits by receiving a higher expected future floating rate, while paying a fixed rate that has not increased.

During the period, the Fund entered into interest rate swaps paying a floating interest rate and receiving a fixed interest rate in order to increase interest rate risk (duration) exposure. As interest rates fall, the Fund benefits by paying a lower future floating rate, while receiving a fixed rate that has not decreased.

3. Other Investments and Strategies

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

In the aftermath of the 2007-2008 financial crisis, the financial sector experienced reduced liquidity in credit and other fixed-income markets, and an unusually high degree of volatility, both domestically and internationally. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign

Janus Investment Fund	29

Janus Henderson Absolute Return Income Opportunities Fund

Notes to Financial Statements (unaudited)

central banks, took a number of unprecedented steps designed to support the financial markets. For example, the enactment of the Dodd-Frank Act in 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. More recently, in response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record-low levels. Extremely low or negative interest rates may become more prevalent or may not work as intended. As there is little precedent for this situation, the impact on various markets that interest rate or other significant policy changes may have is unknown. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including Janus Capital or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU, commonly known as “Brexit,” which immediately led to significant market volatility around the world, as well as political, economic and legal uncertainty. The United Kingdom formally left the EU on January 31, 2020 and entered into an eleven-month transition period, which expired on December 31, 2020. The negative impact on not only the United Kingdom and European economies could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on the United Kingdom and/or Europe for their business activities and revenues. Any further exits from the EU, or an increase in the belief that such exits are likely or possible, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

LIBOR Replacement Risk

The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate (LIBOR) as a reference rate for various rate calculations. On July 27, 2017, the U.K. Financial Conduct Authority announced that it intends to stop compelling or inducing banks to submit LIBOR rates after 2021. However, it remains unclear if LIBOR will continue to exist in its current, or a modified, form. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight

30	DECEMBER 31, 2020

Janus Henderson Absolute Return Income Opportunities Fund

Notes to Financial Statements (unaudited)

Financing Rate (SOFR), that is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. However, global consensus on alternative rates is lacking. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could adversely impact (i) volatility and liquidity in markets that are tied to LIBOR, (ii) the market for, or value of, specific securities or payments linked to those reference rates, (iii) availability or terms of borrowing or refinancing, or (iv) the effectiveness of hedging strategies. For these and other reasons, the elimination of LIBOR or changes to other interest rates may adversely affect the Fund’s performance and/or net asset value. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. Markets are slowly developing in response to these new rates. Uncertainty regarding the process for amending existing contracts or instruments to transition away from LIBOR remains a concern for the Fund. The effect of any changes to, or discontinuation of, LIBOR on the Fund will vary depending, among other things, on (1) existing fallback or termination provisions in individual contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.

Geographic Investment Risk

To the extent the Fund invests a significant portion of its assets in a particular country or geographic region, the Fund will generally have more exposure to certain risks due to possible political, economic, social, or regulatory events in that country or region. Adverse developments in certain regions could also adversely affect securities of other countries whose economies appear to be unrelated and could have a negative impact on the Fund’s performance.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing

Within the parameters of its specific investment policies, the Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Such countries include but are not limited to countries included in the MSCI Emerging Markets IndexSM. To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. Similarly, issuers in such markets may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which U.S. companies are subject. There is a risk in developing countries that a current or future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign

Janus Investment Fund	31

Janus Henderson Absolute Return Income Opportunities Fund

Notes to Financial Statements (unaudited)

currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer and commercial loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, extension risk (if interest rates rise), and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment.

The following tables present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of December 31, 2020” table located in the Fund’s Schedule of Investments.

32	DECEMBER 31, 2020

Janus Henderson Absolute Return Income Opportunities Fund

Notes to Financial Statements (unaudited)

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Morgan Stanley & Co	$816,864	$—	$—	$816,864

Total	$816,864	$—	$—	$816,864
Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Liabilities	or Liability(a)	Pledged(b)	Net Amount

JPMorgan Chase Bank, National Association	$3,595,919	$—	$—	$3,595,919

Total	$3,595,919	$—	$—	$3,595,919
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

The Fund generally does not exchange collateral on its forward foreign currency contracts with its counterparties; however, all liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Certain securities may be segregated at the Fund’s custodian. These segregated securities are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their cover and/or market value equals or exceeds the Fund’s corresponding forward foreign currency exchange contract's obligation value.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

When-Issued, Delayed Delivery and Forward Commitment Transactions

The Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the other party to a transaction fails to deliver the securities, the Fund could miss a favorable price or yield opportunity. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, the Fund could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, the Fund will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed upon price on the settlement date. The Fund may dispose of or

Janus Investment Fund	33

Janus Henderson Absolute Return Income Opportunities Fund

Notes to Financial Statements (unaudited)

renegotiate a transaction after it is entered into, and may purchase or sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a gain or loss.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $1 Billion	0.65
Next $2 Billion	0.62
Over $3 Billion	0.60

The Fund’s actual investment advisory fee rate for the reporting period was 0.66% of average annual net assets before any applicable waivers.

Janus Capital has entered into a personnel-sharing arrangement with its foreign (non-U.S.) affiliate, Kapstream Capital Pty Limited (Australia) ("Kapstream"), pursuant to which certain employees of Kapstream may also serve as employees or as "associated persons" of Janus Capital. In this capacity, employees of Kapstream are subject to the oversight and supervision of Janus Capital and may provide portfolio management, research, and related services to the Fund on behalf of Janus Capital. The responsibilities of both Janus Capital and Kapstream under the participating affiliate arrangement are documented in a memorandum of understanding between the two entities.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.63% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers for at least a one-year period commencing October 28, 2020. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund pays an annual administrative services fee based on the average daily net assets of Class D Shares for shareholder services provided by Janus Services, as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

34	DECEMBER 31, 2020

Janus Henderson Absolute Return Income Opportunities Fund

Notes to Financial Statements (unaudited)

The Fund’s actual Class D administrative fee rate was 0.12% for the reporting period.

Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares' average daily net assets and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $166,938 was paid to the Chief Compliance Officer and

Janus Investment Fund	35

Janus Henderson Absolute Return Income Opportunities Fund

Notes to Financial Statements (unaudited)

certain compliance staff by the Trust during the period ended December 31, 2020. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2020 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2020 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $251,025 were paid by the Trust to the Trustees under the Deferred Plan during the period ended December 31, 2020.

Class A Shares include a 4.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the period ended December 31, 2020, Janus Henderson Distributors retained upfront sales charges of $424.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the period ended December 31, 2020.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended December 31, 2020, redeeming shareholders of Class C Shares paid CDSCs of $122.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the period ended December 31, 2020, the Fund engaged in cross trades amounting to $1,993,249 in purchases and $25,049,753 in sales, resulting in a net realized gain of $841,348. The net realized gain is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

36	DECEMBER 31, 2020

Janus Henderson Absolute Return Income Opportunities Fund

Notes to Financial Statements (unaudited)

5. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2020, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended June 30, 2020
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(80,039,760)	$(97,733,864)	$ (177,773,624)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2020 are noted below. The primary difference between book and tax appreciation or depreciation of investments are wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 84,629,652	$ 5,251,319	$ (33,936)	$ 5,217,383

Information on the tax components of derivatives as of December 31, 2020 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 6,000	$ 898,356	$ (3,680,227)	$ (2,781,871)

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

Janus Investment Fund	37

Janus Henderson Absolute Return Income Opportunities Fund

Notes to Financial Statements (unaudited)

6. Capital Share Transactions

	Period ended December 31, 2020		Year ended June 30, 2020
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	570,536	$ 5,161,683	274,917	$ 2,463,124
Reinvested dividends and distributions	11,221	101,643	43,732	391,616
Shares repurchased	(536,007)	(4,852,712)	(1,367,440)	(12,287,591)
Net Increase/(Decrease)	45,750	$ 410,614	(1,048,791)	$ (9,432,851)
Class C Shares:
Shares sold	37,776	$ 341,612	271,932	$ 2,437,483
Reinvested dividends and distributions	4,386	39,693	30,383	271,797
Shares repurchased	(392,589)	(3,549,594)	(831,985)	(7,459,620)
Net Increase/(Decrease)	(350,427)	$(3,168,289)	(529,670)	$ (4,750,340)
Class D Shares:
Shares sold	502,261	$ 4,544,961	2,352,336	$ 21,165,321
Reinvested dividends and distributions	16,097	145,840	33,907	303,888
Shares repurchased	(616,676)	(5,583,626)	(1,263,119)	(11,329,510)
Net Increase/(Decrease)	(98,318)	$ (892,825)	1,123,124	$ 10,139,699
Class I Shares:
Shares sold	807,135	$ 7,291,661	718,864	$ 6,445,380
Reinvested dividends and distributions	34,028	307,892	137,661	1,232,379
Shares repurchased	(818,723)	(7,406,397)	(3,221,475)	(28,891,074)
Net Increase/(Decrease)	22,440	$ 193,156	(2,364,950)	$(21,213,315)
Class N Shares:
Shares sold	24,198	$ 218,741	92,111	$ 827,109
Reinvested dividends and distributions	2,350	21,271	7,951	71,198
Shares repurchased	(50,315)	(455,296)	(93,587)	(839,288)
Net Increase/(Decrease)	(23,767)	$ (215,284)	6,475	$ 59,019
Class R Shares:
Shares sold	12,784	$ 115,631	10,517	$ 94,340
Reinvested dividends and distributions	316	2,863	2,230	19,980
Shares repurchased	(24,577)	(222,496)	(46,495)	(416,593)
Net Increase/(Decrease)	(11,477)	$ (104,002)	(33,748)	$ (302,273)
Class S Shares:
Shares sold	5,364	$ 48,554	10,984	$ 98,727
Reinvested dividends and distributions	107	974	405	3,632
Shares repurchased	(3,636)	(32,978)	(12,324)	(110,785)
Net Increase/(Decrease)	1,835	$ 16,550	(935)	$ (8,426)
Class T Shares:
Shares sold	64,860	$ 586,605	197,970	$ 1,772,517
Reinvested dividends and distributions	10,505	95,067	57,517	514,870
Shares repurchased	(350,029)	(3,163,802)	(1,267,926)	(11,371,000)
Net Increase/(Decrease)	(274,664)	$(2,482,130)	(1,012,439)	$ (9,083,613)

7. Purchases and Sales of Investment Securities

For the period ended December 31, 2020, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$13,707,295	$ 28,220,743	$ -	$ -

38	DECEMBER 31, 2020

Janus Henderson Absolute Return Income Opportunities Fund

Notes to Financial Statements (unaudited)

8. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update 2020-04 Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”) in March 2020. The new guidance in the ASU provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR or other interbank-offered based reference rates as of the end of 2021. For new and existing contracts, Funds may elect to apply the guidance as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU’s adoption to the Fund’s financial statements.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2020 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	39

Janus Henderson Absolute Return Income Opportunities Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each Fund of Janus Investment Fund (together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreements for the Janus Henderson Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2020, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2021 through February 1, 2022, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus

40	DECEMBER 31, 2020

Janus Henderson Absolute Return Income Opportunities Fund

Additional Information (unaudited)

Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital generally does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2020, approximately 75% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers, and for the 12 months ended September 30, 2020, approximately 62% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Janus Investment Fund	41

Janus Henderson Absolute Return Income Opportunities Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Developed World Bond Fund, the Trustees noted the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

42	DECEMBER 31, 2020

Janus Henderson Absolute Return Income Opportunities Fund

Additional Information (unaudited)

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Janus Investment Fund	43

Janus Henderson Absolute Return Income Opportunities Fund

Additional Information (unaudited)

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance.

44	DECEMBER 31, 2020

Janus Henderson Absolute Return Income Opportunities Fund

Additional Information (unaudited)

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory fees and any administration fees but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 10% under the average total expenses of the respective Broadridge Expense Group peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 9% under the average management fees for the respective Broadridge Expense Group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

Janus Investment Fund	45

Janus Henderson Absolute Return Income Opportunities Fund

Additional Information (unaudited)

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to funds subadvised by Janus Capital and to the fees Janus Capital charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very distinct relative to retail funds; and (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; (4) 9 of 10 Janus Henderson Funds have lower management fees than similar funds subadvised by Janus Capital; and (5) 5 of 8 Janus Henderson Funds have lower management fees than similar separate accounts managed by Janus Capital.

The Trustees considered the fees for each Fund for its fiscal year ended in 2019, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

46	DECEMBER 31, 2020

Janus Henderson Absolute Return Income Opportunities Fund

Additional Information (unaudited)

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

Janus Investment Fund	47

Janus Henderson Absolute Return Income Opportunities Fund

Additional Information (unaudited)

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that, the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Venture Fund, the Trustees noted that, the Fund’s total expenses were below the peer group for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

48	DECEMBER 31, 2020

Janus Henderson Absolute Return Income Opportunities Fund

Additional Information (unaudited)

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by Janus Capital were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital

Janus Investment Fund	49

Janus Henderson Absolute Return Income Opportunities Fund

Additional Information (unaudited)

and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 73% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. They also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) as the assets of some of the Janus Henderson Funds have declined in the past few years, certain of those Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined; (3) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (4) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by Janus Capital and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their

50	DECEMBER 31, 2020

Janus Henderson Absolute Return Income Opportunities Fund

Additional Information (unaudited)

relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

Janus Investment Fund	51

Janus Henderson Absolute Return Income Opportunities Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2020. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

52	DECEMBER 31, 2020

Janus Henderson Absolute Return Income Opportunities Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

Janus Investment Fund	53

Janus Henderson Absolute Return Income Opportunities Fund

Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

54	DECEMBER 31, 2020

Janus Henderson Absolute Return Income Opportunities Fund

Notes

NotesPage1

Janus Investment Fund	55

Janus Henderson Absolute Return Income Opportunities Fund

Notes

NotesPage2

56	DECEMBER 31, 2020

Janus Henderson Absolute Return Income Opportunities Fund

Notes

NotesPage3

Janus Investment Fund	57

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins and Intech are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors
125-24-93024 03-21

SEMIANNUAL REPORT December 31, 2020

Janus Henderson Adaptive Global Allocation Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Adaptive Global Allocation Fund

Janus Henderson Adaptive Global Allocation Fund (unaudited)

FUND SNAPSHOT

This global allocation fund seeks to provide investors total return by dynamically allocating its assets across a portfolio of global equity and fixed income investments, which may involve the use of derivatives. The Fund is designed to actively adapt based on forward-looking views on extreme market movements, both positive and negative, with the goal of minimizing the risk of significant loss in a major downturn while participating in the growth potential of capital markets.

Ashwin Alankar portfolio manager

PERFORMANCE OVERVIEW

Janus Henderson Adaptive Global Allocation Fund Class I Shares returned 16.87% for the six-month period ended December 31, 2020. This compares with a return of 24.01% for its primary benchmark, the MSCI All Country World IndexSM. The Fund’s secondary benchmark, the Adaptive Global Allocation 60-40 Index, an internally calculated index that comprises the MSCI All Country World IndexSM (60%) and the Bloomberg Barclays Global Aggregate Bond Index (40%), returned 14.82%. Its tertiary benchmark, the Bloomberg Barclays Global Aggregate Bond Index, returned 1.62%.

MARKET ENVIRONMENT

The rally in global financial markets that begin during the nadir of the early-spring COVID-19 lockdowns continued through the second half of the year despite numerous potential sources of volatility. Investors had to navigate additional waves of the pandemic, the final stages of the Brexit saga and a contentious U.S. presidential election. Outweighing these were continued large-scale accommodation from global central banks and government as well as rapid progress on the vaccine front. Led by the tech sector, some U.S. equities indices finished the year in record territory. The expectation of a resumption of global economic activity was perhaps best illustrated by emerging markets leading all regions higher. With interest rates already pegged near 0%, gains in the fixed income market were driven largely by higher prices for corporate credits.

PERFORMANCE DISCUSSION

For the six-month period, the Fund underperformed its primary benchmark, but outperformed its secondary and tertiary benchmarks. Outperformance relative to its secondary benchmark was largely due to an increase in equity exposure from 50% at the start of the period to as high as 70% during the final three months. This allowed the Fund to capture a significant portion of the recent historic rally in global equities. Drivers included the overweight in Asian stocks, particularly Japan, and an underweight to U.S. Treasuries. These positional changes were driven by forward-looking signals of expected upside and downside volatility. The fund benefited from these active allocations as Asian equities were the best-performing region over the period and Treasuries sold off. On the other hand, due to low expected attractiveness to emerging markets, the Fund remained underweight to this asset class, which detracted from gains.

In terms of factor exposures, the Fund benefited from its overweight toward smaller-cap stocks, which – as was inferred in our signals – outperformed larger caps as vaccine and stimulus progress led the market to price in and economic “reopening”. Similarly, the Fund increased exposures to cyclical sectors such as financial, energy, material and industrials.

The Fund is expected to perform well during period of structural shifts in the expectations of risk premiums. In contrast, during periods of fluctuating sentiment, the Fund may underperform. In such an environment, among others, the Fund’s risk management seeks to minimize drawdowns by attempting to minimize tail risks and being long momentum.

In executing the strategy, during the period the Fund utilized derivatives, including futures and forward exchange contracts. For the period covered by this letter, the impact of derivatives on the Fund was negative. Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

Janus Investment Fund	1

Janus Henderson Adaptive Global Allocation Fund (unaudited)

OUTLOOK

The exuberance in equities and other risk markets continues, but we are beginning to see signs that the road ahead might be bumpier. We are particularly worried about the divergence we have recently seen in the fixed income markets between inflation expectations and real interest rates, which is a measurement of the different between nominal interest rates and inflation. Over the last quarter, U.S. real rates plunged as inflation expectations rose sharply. This would suggest that the fixed income market is pricing in stagflation going forward. Yet, equities found solace in this and churned out a near record quarterly return. This disconnect is not only surprising but worrisome.

We are concerned that equity valuations are driven solely by these low real rates. A simple discounted cash flow model indicates that all of the rise in equities over the past year is attributable to the fall in interest rates. Earnings forecasts for the S&P 500® Index for 2022 are lower today than they were at the start of 2020, yet the S&P 500 is nearly 20% higher. Valuations are being driven by multiple expansion, not expectations for earnings growth.

This is worrisome because if the fixed income market begins to sense growth is sustainable, real rates should rise and equities could fall along with bonds – diversification failure. And herein lies the irony and risk: Economic recovery could put downward pressure on equity markets, which have thrived on the liquidity that today’s negative real rates provide. And should growth not materialize, and real rates stay low, low earnings expectations may no longer be able to hold up equity valuations.

Thank you for investing in Janus Henderson Adaptive Global Allocation Fund

2	DECEMBER 31, 2020

Janus Henderson Adaptive Global Allocation Fund (unaudited)

Fund At A Glance

December 31, 2020

5 Largest Equity Holdings - (% of Net Assets)
Vanguard FTSE Pacific
Other	3.8%
Vanguard FTSE All-World ex-US
Exchange-Traded Funds (ETFs)	3.6%
Vanguard Total International Bond
Exchange-Traded Funds (ETFs)	3.1%
Las Vegas Sands Corp
Hotels, Restaurants & Leisure	2.8%
iShares 20+ Year Treasury Bond
Exchange-Traded Funds (ETFs)	2.5%
15.8%

Asset Allocation - (% of Net Assets)
Common Stocks	41.4%
Investment Companies	33.6%
Foreign Government Bonds	13.7%
Investments Purchased with Cash Collateral from Securities Lending	6.1%
OTC Purchased Options – Calls	0.9%
Commercial Paper	0.9%
OTC Purchased Options – Puts	0.1%
Other	3.3%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of December 31, 2020	As of June 30, 2020

Janus Investment Fund	3

Janus Henderson Adaptive Global Allocation Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended December 31, 2020					Expense Ratios
	Fiscal Year-to-Date	One Year	Five Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV	16.90%	8.98%	7.34%	5.39%	1.86%	1.10%
Class A Shares at MOP	10.14%	2.71%	6.08%	4.27%
Class C Shares at NAV	17.10%	9.05%	6.91%	4.94%	2.56%	1.78%
Class C Shares at CDSC	16.10%	8.05%	6.91%	4.94%
Class D Shares	17.03%	9.35%	7.52%	5.54%	1.63%	0.88%
Class I Shares	16.87%	9.31%	7.61%	5.65%	1.23%	0.82%
Class N Shares	17.04%	9.37%	7.67%	5.70%	1.34%	0.75%
Class S Shares	17.00%	9.21%	7.37%	5.39%	2.08%	1.25%
Class T Shares	16.94%	9.14%	7.47%	5.50%	1.81%	1.00%
MSCI All Country World Index	24.01%	16.25%	12.26%	9.40%
Adaptive Global Allocation 60/40 Index (Hedged)	14.82%	12.65%	9.39%	7.66%
Bloomberg Barclays Global Aggregate Bond Index (USD Hedged)	1.62%	5.58%	4.49%	4.36%
Morningstar Quartile - Class I Shares	-	2nd	2nd	2nd
Morningstar Ranking - based on total returns for World Allocation Funds	-	191/481	164/416	166/406

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

4	DECEMBER 31, 2020

Janus Henderson Adaptive Global Allocation Fund (unaudited)

Performance

Net expense ratios reflect the expense waiver, if any, contractually agreed to for at least a one-year period commencing on October 28, 2020.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

There is a risk that the Fund’s investments will correlate with stocks and bonds to a greater degree than anticipated, and the investment process may not achieve the desired results. The Fund may underperform during up markets and be negatively affected in down markets. Diversification does not assure a profit or eliminate the risk of loss.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2020 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – June 23, 2015

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

Janus Investment Fund	5

Janus Henderson Adaptive Global Allocation Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/20)	Ending Account Value (12/31/20)	Expenses Paid During Period (7/1/20 - 12/31/20)†	Beginning Account Value (7/1/20)	Ending Account Value (12/31/20)	Expenses Paid During Period (7/1/20 - 12/31/20)†	Net Annualized Expense Ratio (7/1/20 - 12/31/20)
Class A Shares	$1,000.00	$1,169.00	$6.01	$1,000.00	$1,019.66	$5.60	1.10%
Class C Shares	$1,000.00	$1,171.00	$4.05	$1,000.00	$1,021.48	$3.77	0.74%
Class D Shares	$1,000.00	$1,170.30	$4.60	$1,000.00	$1,020.97	$4.28	0.84%
Class I Shares	$1,000.00	$1,168.70	$5.25	$1,000.00	$1,020.37	$4.89	0.96%
Class N Shares	$1,000.00	$1,170.40	$3.88	$1,000.00	$1,021.63	$3.62	0.71%
Class S Shares	$1,000.00	$1,170.00	$3.77	$1,000.00	$1,021.73	$3.52	0.69%
Class T Shares	$1,000.00	$1,169.40	$5.25	$1,000.00	$1,020.37	$4.89	0.96%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6	DECEMBER 31, 2020

Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments (unaudited)

December 31, 2020

Shares/Principal/ Contract Amounts			Value
Foreign Government Bonds– 13.7%
Italy Buoni Ordinari del Tesoro, 0%, 1/14/21◊	2,377,000	EUR	$2,904,402
Japan Treasury Bill, 0%, 2/15/21◊	93,150,000	JPY	902,382
Japan Treasury Bill, 0%, 2/22/21◊	381,000,000	JPY	3,690,975
Total Foreign Government Bonds (cost $7,438,980)			7,497,759
Common Stocks– 41.4%
Aerospace & Defense – 0.8%
General Dynamics Corp	844		125,604
Howmet Aerospace Inc	133		3,796
L3Harris Technologies Inc	334		63,133
Lockheed Martin Corp	350		124,243
Northrop Grumman Corp	422		128,592
			445,368
Airlines – 0.4%
Delta Air Lines Inc	761		30,600
Southwest Airlines Co	3,529		164,487
			195,087
Automobiles – 0.8%
NIO Inc (ADR)*	8,464		412,535
Banks – 4.5%
Bank of America Corp	8,764		265,637
Canadian Imperial Bank of Commerce	1,519		129,829
Citigroup Inc	12,261		756,013
JPMorgan Chase & Co	6,929		880,468
US Bancorp	7,331		341,551
Wells Fargo & Co	2,699		81,456
			2,454,954
Beverages – 0.5%
Coca-Cola Co	2,490		136,552
PepsiCo Inc	891		132,135
			268,687
Biotechnology – 1.0%
AbbVie Inc	613		65,683
Amgen Inc	578		132,894
BioNTech SE*,#	1,524		124,236
Gilead Sciences Inc	799		46,550
Moderna Inc*	1,522		159,003
			528,366
Building Products – 0.2%
Carrier Global Corp	3,374		127,267
Capital Markets – 2.4%
Bank of New York Mellon Corp	1,643		69,729
Cboe Global Markets Inc	855		79,618
Goldman Sachs Group Inc	387		102,056
Intercontinental Exchange Inc	1,219		140,539
MarketAxess Holdings Inc	172		98,136
Morgan Stanley	9,946		681,599
MSCI Inc	316		141,103
			1,312,780
Chemicals – 0.5%
Air Products & Chemicals Inc	458		125,135
PPG Industries Inc	870		125,471
			250,606
Consumer Finance – 0.3%
American Express Co	729		88,143
Discover Financial Services	1,060		95,962
			184,105
Diversified Financial Services – 0.4%
Berkshire Hathaway Inc*	910		211,002

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments (unaudited)

December 31, 2020

Shares/Principal/ Contract Amounts		Value
Common Stocks– (continued)
Diversified Telecommunication Services – 0.5%
AT&T Inc	4,478	$128,787
Verizon Communications Inc	2,142	125,842
		254,629
Electric Utilities – 0.6%
American Electric Power Co Inc	762	63,452
Duke Energy Corp	1,386	126,902
Xcel Energy Inc	1,896	126,406
		316,760
Electrical Equipment – 0.3%
Abb Ltd (ADR)#	4,879	136,417
Entertainment – 3.1%
Netflix Inc*	603	326,060
Walt Disney Co*	7,590	1,375,156
		1,701,216
Equity Real Estate Investment Trusts (REITs) – 0.6%
Crown Castle International Corp	773	123,054
Digital Realty Trust Inc	958	133,651
Equinix Inc	93	66,419
		323,124
Food & Staples Retailing – 1.1%
Costco Wholesale Corp	337	126,975
Walmart Inc	3,396	489,533
		616,508
Food Products – 1.6%
Archer-Daniels-Midland Co	2,590	130,562
Campbell Soup Co	1,300	62,855
General Mills Inc	1,066	62,681
Hershey Co	870	132,527
Hormel Foods Corp	1,367	63,716
Kellogg Co	1,020	63,475
McCormick & Co Inc/MD	982	93,879
Mondelez International Inc	2,236	130,739
Tyson Foods Inc	1,949	125,594
		866,028
Health Care Equipment & Supplies – 0.6%
Becton Dickinson and Co	549	137,371
Medtronic PLC	1,777	208,158
		345,529
Health Care Providers & Services – 0.4%
CVS Health Corp	940	64,202
UnitedHealth Group Inc	370	129,752
		193,954
Health Care Technology – 0.3%
Cerner Corp	1,723	135,221
Hotels, Restaurants & Leisure – 3.4%
Carnival Corp	1,993	43,168
Domino's Pizza Inc	168	64,421
Las Vegas Sands Corp	25,340	1,510,091
MGM Resorts International	4,522	142,488
Norwegian Cruise Line Holdings Ltd*	3,760	95,617
		1,855,785
Household Durables – 1.3%
Hovnanian Enterprises Inc - Class A*	1,037	34,076
KB Home	961	32,213
Lennar Corp	458	34,913
PulteGroup Inc	917	39,541
Roku Inc*	1,008	334,676
Sony Corp (ADR)	1,381	139,619

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	DECEMBER 31, 2020

Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments (unaudited)

December 31, 2020

Shares/Principal/ Contract Amounts		Value
Common Stocks– (continued)
Household Durables– (continued)
Toll Brothers Inc	1,994	$86,679
TRI Pointe Homes Inc*	1,754	30,256
		731,973
Household Products – 0.2%
Procter & Gamble Co	936	130,235
Industrial Conglomerates – 0.5%
3M Co	744	130,044
Honeywell International Inc	621	132,087
		262,131
Information Technology Services – 1.1%
International Business Machines Corp	518	65,206
Visa Inc	2,472	540,701
		605,907
Insurance – 0.5%
Allstate Corp	1,245	136,863
Marsh & McLennan Cos Inc	1,119	130,923
		267,786
Interactive Media & Services – 1.4%
Alphabet Inc - Class C*	174	304,827
Facebook Inc*	1,648	450,168
		754,995
Internet & Direct Marketing Retail – 0.5%
Amazon.com Inc*	87	283,353
Machinery – 1.1%
Caterpillar Inc	1,938	352,755
Cummins Inc	552	125,359
Otis Worldwide Corp	1,908	128,885
		606,999
Media – 0.4%
Charter Communications Inc*	98	64,832
Comcast Corp	2,566	134,458
		199,290
Metals & Mining – 0.5%
Barrick Gold Corp	5,540	126,201
Newmont Goldcorp Corp	2,220	132,956
		259,157
Multiline Retail – 0.1%
Dollar General Corp	294	61,828
Multi-Utilities – 0.3%
Consolidated Edison Inc	1,690	122,136
Dominion Energy Inc	813	61,138
		183,274
Pharmaceuticals – 2.1%
AstraZeneca PLC (ADR)	2,447	122,326
Bristol-Myers Squibb Co	2,046	126,913
GlaxoSmithKline PLC (ADR)	3,465	127,512
Johnson & Johnson	437	68,775
Merck & Co Inc	1,580	129,244
Pfizer Inc	11,881	437,340
Viatris Inc*	1,073	20,108
Zoetis Inc	802	132,731
		1,164,949
Real Estate Management & Development – 0.2%
CBRE Group Inc*	2,103	131,900
Road & Rail – 0.2%
Norfolk Southern Corp	536	127,359
Semiconductor & Semiconductor Equipment – 1.2%
Analog Devices Inc	926	136,798

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments (unaudited)

December 31, 2020

Shares/Principal/ Contract Amounts		Value
Common Stocks– (continued)
Semiconductor & Semiconductor Equipment– (continued)
Intel Corp	2,605	$129,781
NVIDIA Corp	477	249,089
Texas Instruments Inc	798	130,976
		646,644
Software – 1.5%
Microsoft Corp	3,115	692,838
Oracle Corp	2,201	142,383
		835,221
Specialty Retail – 0.7%
Home Depot Inc	690	183,278
O'Reilly Automotive Inc*	288	130,340
Tiffany & Co	495	65,068
		378,686
Technology Hardware, Storage & Peripherals – 1.1%
Apple Inc	3,526	467,865
Dell Technologies Inc*	1,867	136,832
		604,697
Textiles, Apparel & Luxury Goods – 2.1%
NIKE Inc	8,009	1,133,033
Wireless Telecommunication Services – 0.1%
China Mobile Ltd (ADR)	2,174	62,046
Total Common Stocks (cost $18,821,283)		22,567,391
Investment Companies– 33.6%
Exchange-Traded Funds (ETFs) – 33.6%
Energy Select Sector SPDR Fund	30,348	1,150,189
Financial Select Sector SPDR Fund	25,776	759,876
Industrial Select Sector SPDR Fund	14,060	1,245,013
iShares 20+ Year Treasury Bond	8,756	1,381,084
iShares 7-10 Year Treasury Bond	3,564	427,502
iShares iBoxx $ Investment Grade Corporate Bond	5,303	732,503
Materials Select Sector SPDR Fund	5,721	414,143
Nomura - TOPIX	62,239	1,132,439
SPDR S&P Homebuilders	2,334	134,532
Vanguard FTSE All-World ex-US#	33,814	1,973,385
Vanguard FTSE Emerging Markets	25,625	1,284,069
Vanguard FTSE Europe	15,938	960,105
Vanguard FTSE Pacific#	25,927	2,063,530
Vanguard High Dividend Yield#	235	21,505
Vanguard Industrials Index Fund#	5,314	903,327
Vanguard International High Dividend Yield	383	23,279
Vanguard Long-Term Corporate Bond#	398	44,206
Vanguard Mortgage-Backed Securities	8,176	442,076
Vanguard Small-Cap#	6,780	1,319,930
Vanguard Total International Bond	28,386	1,662,000
Xtrackers Harvest CSI 300 China A-Shares Fund#	6,415	256,985
Total Investment Companies (cost $16,553,656)		18,331,678
Commercial Paper– 0.9%
Walgreens Boots Alliance Inc, 0%, 2/3/21 (Section 4(2))◊((cost $499,850)	$500,000	499,856
Investments Purchased with Cash Collateral from Securities Lending– 6.1%
Investment Companies – 4.9%
Janus Henderson Cash Collateral Fund LLC, 0.0264%ºº,£	2,658,649	2,658,649
Time Deposits – 1.2%
Canadian Imperial Bank of Commerce, 0.0800%, 1/4/21	$664,662	664,662
Total Investments Purchased with Cash Collateral from Securities Lending (cost $3,323,311)		3,323,311

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	DECEMBER 31, 2020

Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments (unaudited)

December 31, 2020

Shares/Principal/ Contract Amounts		Value
OTC Purchased Options – Calls– 0.9%
Counterparty/Reference AssetCounterparty/Reference Asset
Goldman Sachs:
Las Vegas Sands Corp,
Notional amount $2,634,320, premiums paid $186,378, unrealized appreciation $315,920, exercise price $49.00, expires 2/19/21*	442	$502,298
OTC Purchased Options – Puts– 0.1%
Counterparty/Reference AssetCounterparty/Reference Asset
Citigroup:
Tesla Inc,
Notional amount $(776,237), premiums paid $47,025, unrealized depreciation $(44,901), exercise price $550.00, expires 1/15/21*	11	2,124
Goldman Sachs:
S&P 500 Index,
Notional amount $(2,629,249), premiums paid $66,570, unrealized depreciation $(2,395), exercise price $3500.00, expires 4/16/21*	7	64,175
Total OTC Purchased Options – Puts (premiums paid $113,595, unrealized depreciation $(47,296))		66,299
Total Investments (total cost $46,937,053) – 96.7%		52,788,592
Cash, Receivables and Other Assets, net of Liabilities – 3.3%		1,782,061
Net Assets – 100%		$54,570,653

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$42,520,688	80.5%
Japan	5,865,415	11.1
Italy	2,904,402	5.5
China	731,566	1.4
Canada	256,030	0.5
United Kingdom	249,838	0.5
Switzerland	136,417	0.3
Germany	124,236	0.2

Total	$52,788,592	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments (unaudited)

December 31, 2020

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 12/31/20
Investments Purchased with Cash Collateral from Securities Lending - 4.9%
Investment Companies - 4.9%
Janus Henderson Cash Collateral Fund LLC, 0.0264%ºº	$18,349∆	$-	$-	$2,658,649

	Value at 6/30/20	Purchases	Sales Proceeds	Value at 12/31/20
Investments Purchased with Cash Collateral from Securities Lending - 4.9%
Investment Companies - 4.9%
Janus Henderson Cash Collateral Fund LLC, 0.0264%ºº	4,872,468	64,254,566	(66,468,385)	2,658,649

Schedule of Forward Foreign Currency Exchange Contracts, Open

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
HSBC Securities (USA), Inc.:
Australian Dollar	3/4/21	(93,597)	$70,340	$(1,842)
British Pound	3/4/21	(73,000)	97,222	(2,628)
Canadian Dollar	3/4/21	(84,000)	66,021	1
Euro	1/14/21	(2,377,000)	2,902,210	(1,954)
Euro	3/4/21	(399,042)	485,550	(2,565)
Japanese Yen	2/16/21	(93,130,000)	900,192	(2,419)
Japanese Yen	2/22/21	(224,500,000)	2,154,533	(21,431)
Japanese Yen	3/4/21	(66,734,000)	640,786	(6,107)
Korean Won	3/4/21	(1,349,000)	1,239	(4)

				(38,949)
Morgan Stanley & Co:
Japanese Yen	2/22/21	(156,500,000)	1,502,134	(14,741)
Total				$(53,690)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	DECEMBER 31, 2020

Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments (unaudited)

December 31, 2020

Schedule of Futures

Description	Number of Contracts	Expiration Date	Value and Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
Futures Purchased:
10-Year US Treasury Note	16	3/31/21	$2,209,250	$2,500	$1,750
TOPIX Index	11	3/12/21	1,927,983	60,371	5,327
Total - Futures Purchased				62,871	7,077
Futures Sold:
E-Mini Russel 2000	2	3/19/21	(515,420)	(7,341)	(1,760)
S&P 500 E-Mini	23	3/19/21	(4,311,063)	(125,063)	(28,175)
Total - Futures Sold				(132,404)	(29,935)
Total				$(69,533)	$(22,858)

Schedule of OTC Written Options
Counterparty/ Reference Asset	Number of Contracts	Exercise Price	Expiration Date	Notional Amount	Premiums Received	Unrealized Appreciation/ (Depreciation)	Options Written, at Value

Written Call Options:

Citigroup:

Tesla Inc	11	720.00	USD	1/15/21	$(776,237)	$31,405	$4,373	$(27,032)
						31,405	4,373	(27,032)

Goldman Sachs:

Las Vegas Sands Corp	442	60.00	USD	2/19/21	(2,634,320)	61,438	(104,721)	(166,159)
						61,438	(104,721)	(166,159)
Total - Written Call Options						92,843	(100,348)	(193,191)

Written Put Options:

Citigroup:

Tesla Inc	11	460.00	USD	1/15/21	776,237	15,235	14,787	(448)
						15,235	14,787	(448)

Goldman Sachs:

Las Vegas Sands Corp	442	38.00	USD	2/19/21	2,634,320	110,942	108,745	(2,197)
Las Vegas Sands Corp	110	36.00	USD	2/19/21	655,600	20,790	20,473	(317)
S&P 500 Index	12	2,500.00	USD	4/16/21	4,507,284	13,560	2,484	(11,076)
S&P 500 Index	7	3,050.00	USD	4/16/21	2,629,249	24,780	1,690	(23,090)
						170,072	133,392	(36,680)
Total - Written Put Options						185,307	148,179	(37,128)
Total OTC Written Options						$278,150	$47,831	$(230,319)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments (unaudited)

December 31, 2020

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of December 31, 2020.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of December 31, 2020

	Currency Contracts	Equity Contracts	Interest Rate Contracts	Total
Asset Derivatives:
Forward foreign currency exchange contracts	$ 1	$ -	$ -	$ 1
Purchased options, at value	-	568,597	-	568,597
Variation margin receivable	-	5,327	1,750	7,077

Total Asset Derivatives	$ 1	$573,924	$ 1,750	$575,675
Liability Derivatives:
Forward foreign currency exchange contracts	$ 53,691	$ -	$ -	$ 53,691
Options written, at value	-	230,319	-	230,319
Variation margin payable	-	29,935	-	29,935

Total Liability Derivatives	$ 53,691	$260,254	$ -	$313,945

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended December 31, 2020.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the period ended December 31, 2020

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Currency Contracts	Equity Contracts	Interest Rate Contracts	Total
Futures contracts	$ -	$(1,730,637)	$ (3,690)	$(1,734,327)
Forward foreign currency exchange contracts	(68,269)	-	-	(68,269)
Purchased options contracts	-	364,746	-	364,746
Written options contracts	-	191,365	-	191,365

Total	$(68,269)	$(1,174,526)	$ (3,690)	$(1,246,485)

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Currency Contracts	Equity Contracts	Interest Rate Contracts	Total
Futures contracts	$ -	$ (221,899)	$ (4,531)	$ (226,430)
Forward foreign currency exchange contracts	(57,002)	-	-	(57,002)
Purchased options contracts	-	416,452	-	416,452
Written options contracts	-	(41,558)	-	(41,558)

Total	$(57,002)	$ 152,995	$ (4,531)	$ 91,462

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Fund’s Statement of Operations.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	DECEMBER 31, 2020

Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments (unaudited)

December 31, 2020

Average Ending Monthly Market Value of Derivative Instruments During the Period Ended December 31, 2020

Market Value(a)
Forward foreign currency exchange contracts, sold	$ 2,618,811
Futures contracts, purchased	4,180,504
Futures contracts, sold	10,107,476
Purchased options contracts, call	643,616
Purchased options contracts, put	181,644
Written options contracts, call	262,260
Written options contracts, put	244,834

(a) Forward foreign currency exchange contracts are reported as the average ending monthly currency amount sold.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Adaptive Global Allocation Fund

Notes to Schedule of Investments and Other Information (unaudited)

Adaptive Global Allocation 60/40 Index (Hedged)

Adaptive Global Allocation 60/40 Index (Hedged) is an internally-calculated, hypothetical combination of total returns from the MSCI All Country World IndexSM (60%) and the Bloomberg Barclays Global Aggregate Bond Index (USD Hedged) (40%).

Bloomberg Barclays Global Aggregate Bond Index (USD Hedged)	Bloomberg Barclays Global Aggregate Bond Index (USD Hedged) is a broad-based measure of the global investment grade fixed-rate debt markets.
MSCI All Country World IndexSM	MSCI All Country World IndexSM reflects the equity market performance of global developed and emerging markets.

ADR	American Depositary Receipt
LLC	Limited Liability Company
OTC	Over-the-Counter
PLC	Public Limited Company
SPDR	Standard & Poor's Depositary Receipt

4(2)

Securities sold under Section 4(2) of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 4(2) securities as of the period ended December 31, 2020 is $499,856, which represents 0.9% of net assets.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of December 31, 2020.

#	Loaned security; a portion of the security is on loan at December 31, 2020.

◊	Zero coupon bond.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

16	DECEMBER 31, 2020

Janus Henderson Adaptive Global Allocation Fund

Notes to Schedule of Investments and Other Information (unaudited)

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2020. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Foreign Government Bonds	$-	$7,497,759	$-
Common Stocks	22,567,391	-	-
Investment Companies	17,199,239	1,132,439	-
Commercial Paper	-	499,856	-
Investments Purchased with Cash Collateral from Securities Lending	-	3,323,311	-
OTC Purchased Options – Calls	-	502,298	-
OTC Purchased Options – Puts	-	66,299	-
Total Investments in Securities	$39,766,630	$13,021,962	$-
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	1	-
Variation Margin Receivable	7,077	-	-
Total Assets	$39,773,707	$13,021,963	$-
Liabilities
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	$-	$53,691	$-
Options Written, at Value	-	230,319	-
Variation Margin Payable	29,935	-	-
Total Liabilities	$29,935	$284,010	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Janus Investment Fund	17

Janus Henderson Adaptive Global Allocation Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2020

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value(1)(2)	$49,561,346
Affiliated investments, at value(3)	2,658,649
Purchased options, at value(4)	568,597
Cash	3,700,250
Deposits with brokers for futures	2,000,000
Forward foreign currency exchange contracts	1
Cash denominated in foreign currency(5)	53,772
Variation margin receivable	7,077
Non-interested Trustees' deferred compensation	1,256
Receivables:
Fund shares sold	6,987,356
Investments sold	1,709,693
Dividends	13,547
Foreign tax reclaims	2,804
Other assets	37,708
Total Assets	67,302,056
Liabilities:
Collateral for securities loaned (Note 3)	3,323,311
Forward foreign currency exchange contracts	53,691
Options written, at value(6)	230,319
Variation margin payable	29,935
Payables:	—
Fund shares repurchased	7,003,388
Investments purchased	1,967,995
Professional fees	39,111
Advisory fees	31,229
Transfer agent fees and expenses	2,439
12b-1 Distribution and shareholder servicing fees	2,334
Custodian fees	2,000
Non-interested Trustees' deferred compensation fees	1,256
Affiliated fund administration fees payable	125
Non-interested Trustees' fees and expenses	70
Accrued expenses and other payables	44,200
Total Liabilities	12,731,403
Net Assets	$54,570,653

See Notes to Financial Statements.

18	DECEMBER 31, 2020

Janus Henderson Adaptive Global Allocation Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2020

Net Assets Consist of:
Capital (par value and paid-in surplus)	$47,928,591
Total distributable earnings (loss)	6,642,062
Total Net Assets	$54,570,653
Net Assets - Class A Shares	$132,154
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	11,907
Net Asset Value Per Share(7)	$11.10
Maximum Offering Price Per Share(8)	$11.78
Net Assets - Class C Shares	$2,133,301
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	192,199
Net Asset Value Per Share(7)	$11.10
Net Assets - Class D Shares	$3,348,979
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	300,068
Net Asset Value Per Share	$11.16
Net Assets - Class I Shares	$288,788
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	25,917
Net Asset Value Per Share	$11.14
Net Assets - Class N Shares	$45,789,388
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,099,319
Net Asset Value Per Share	$11.17
Net Assets - Class S Shares	$1,479,068
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	132,601
Net Asset Value Per Share	$11.15
Net Assets - Class T Shares	$1,398,975
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	125,569
Net Asset Value Per Share	$11.14

(1) Includes cost of $43,978,431.

(2) Includes $3,254,035 of securities on loan. See Note 3 in Notes to Financial Statements.

(3) Includes cost of $2,658,649.

(4) Premiums paid of $299,973.

(5) Includes cost of $53,772.

(6) Premiums received $278,150.

(7) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(8) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Adaptive Global Allocation Fund

Statement of Operations (unaudited)

For the period ended December 31, 2020

Investment Income:
Dividends	$398,709
Affiliated securities lending income, net	18,349
Interest	4,541
Unaffiliated securities lending income, net	359
Other income	40
Foreign tax withheld	(3,938)
Total Investment Income	418,060
Expenses:
Advisory fees	195,330
12b-1 Distribution and shareholder servicing fees:
Class A Shares	111
Class C Shares	115
Class S Shares	—
Transfer agent administrative fees and expenses:
Class D Shares	1,872
Class S Shares	1,744
Class T Shares	1,631
Transfer agent networking and omnibus fees:
Class A Shares	132
Class C Shares	173
Class I Shares	357
Other transfer agent fees and expenses:
Class A Shares	6
Class C Shares	52
Class D Shares	230
Class I Shares	18
Class N Shares	617
Class S Shares	8
Class T Shares	8
Non-affiliated fund administration fees	50,428
Registration fees	39,103
Professional fees	29,955
Custodian fees	6,839
Affiliated fund administration fees	650
Non-interested Trustees’ fees and expenses	432
Shareholder reports expense	392
Other expenses	600
Total Expenses	330,803
Less: Excess Expense Reimbursement and Waivers	(145,357)
Net Expenses	185,446
Net Investment Income/(Loss)	232,614

See Notes to Financial Statements.

20	DECEMBER 31, 2020

Janus Henderson Adaptive Global Allocation Fund

Statement of Operations (unaudited)

For the period ended December 31, 2020

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$5,382,072
Purchased options contracts	364,746
Forward foreign currency exchange contracts	(68,269)
Futures contracts	(1,734,327)
Short sales	(42,340)
Written options contracts	191,365
Total Net Realized Gain/(Loss) on Investments	4,093,247
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	3,664,111
Purchased options contracts	416,452
Forward foreign currency exchange contracts	(57,002)
Futures contracts	(226,430)
Short sales	(30,177)
Written options contracts	(41,558)
Total Change in Unrealized Net Appreciation/Depreciation	3,725,396
Net Increase/(Decrease) in Net Assets Resulting from Operations	$8,051,257

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Adaptive Global Allocation Fund

Statements of Changes in Net Assets

	Period ended December 31, 2020 (unaudited)	Year ended June 30, 2020

Operations:
Net investment income/(loss)	$232,614	$838,634
Net realized gain/(loss) on investments	4,093,247	(577,922)
Change in unrealized net appreciation/depreciation	3,725,396	(1,305,715)
Net Increase/(Decrease) in Net Assets Resulting from Operations	8,051,257	(1,045,003)
Dividends and Distributions to Shareholders:
Class A Shares	(3,723)	(18,590)
Class C Shares	(61,262)	(34,187)
Class D Shares	(96,799)	(61,068)
Class I Shares	(8,771)	(239,483)
Class N Shares	(1,379,542)	(1,058,964)
Class S Shares	(43,566)	(28,724)
Class T Shares	(38,955)	(29,913)
Net Decrease from Dividends and Distributions to Shareholders	(1,632,618)	(1,470,929)
Capital Share Transactions:
Class A Shares	37,331	(2,393,604)
Class C Shares	252,215	(50,870)
Class D Shares	(81,344)	357,222
Class I Shares	(90,668)	(14,905,185)
Class N Shares	(384,899)	(3,017,882)
Class S Shares	44,886	28,694
Class T Shares	89,114	(98,974)
Net Increase/(Decrease) from Capital Share Transactions	(133,365)	(20,080,599)
Net Increase/(Decrease) in Net Assets	6,285,274	(22,596,531)
Net Assets:
Beginning of period	48,285,379	70,881,910
End of period	$54,570,653	$48,285,379

See Notes to Financial Statements.

22	DECEMBER 31, 2020

Janus Henderson Adaptive Global Allocation Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended December 31, 2020 (unaudited) and the year ended June 30	2020	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$9.78	$10.32	$10.43	$10.55	$9.49	$9.69
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.03	0.12	0.22	0.13	0.09	0.05
Net realized and unrealized gain/(loss)	1.61	(0.43)	0.17	0.55	1.06	(0.23)
Total from Investment Operations	1.64	(0.31)	0.39	0.68	1.15	(0.18)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.17)	(0.22)	(0.09)	(0.18)	(0.09)	(0.02)
Distributions (from capital gains)	(0.15)	(0.01)	(0.41)	(0.62)	—	—
Total Dividends and Distributions	(0.32)	(0.23)	(0.50)	(0.80)	(0.09)	(0.02)
Net Asset Value, End of Period	$11.10	$9.78	$10.32	$10.43	$10.55	$9.49
Total Return*	16.78%	(3.14)%	4.22%	6.27%	12.17%	(1.85)%
Net Assets, End of Period (in thousands)	$132	$84	$2,567	$766	$743	$571
Average Net Assets for the Period (in thousands)	$99	$1,208	$2,179	$777	$609	$530
Ratios to Average Net Assets**:
Ratio of Gross Expenses	4.83%	1.73%	1.69%	1.63%	1.52%	1.54%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.10%	1.02%	0.96%	1.01%	1.07%	1.09%
Ratio of Net Investment Income/(Loss)	0.57%	1.17%	2.14%	1.24%	0.86%	0.55%
Portfolio Turnover Rate	210%	228%	268%	440%	302%(2)	122%

Class C Shares
For a share outstanding during the period ended December 31, 2020 (unaudited) and the year ended June 30	2020	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$9.76	$10.30	$10.35	$10.48	$9.44	$9.69
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.05	0.09	0.17	0.06	0.01	(0.01)
Net realized and unrealized gain/(loss)	1.62	(0.41)	0.20	0.54	1.05	(0.23)
Total from Investment Operations	1.67	(0.32)	0.37	0.60	1.06	(0.24)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.18)	(0.21)	(0.01)	(0.11)	(0.02)	(0.01)
Distributions (from capital gains)	(0.15)	(0.01)	(0.41)	(0.62)	—	—
Total Dividends and Distributions	(0.33)	(0.22)	(0.42)	(0.73)	(0.02)	(0.01)
Net Asset Value, End of Period	$11.10	$9.76	$10.30	$10.35	$10.48	$9.44
Total Return*	17.10%	(3.30)%	3.96%	5.58%	11.21%	(2.52)%
Net Assets, End of Period (in thousands)	$2,133	$1,644	$1,778	$1,603	$1,225	$1,046
Average Net Assets for the Period (in thousands)	$1,867	$1,644	$1,695	$1,448	$1,112	$827
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.41%	1.92%	1.88%	2.34%	2.27%	2.29%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.74%	1.21%	1.14%	1.75%	1.83%	1.84%
Ratio of Net Investment Income/(Loss)	0.91%	0.91%	1.71%	0.54%	0.05%	(0.06)%
Portfolio Turnover Rate	210%	228%	268%	440%	302%(2)	122%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) The increase in the portfolio turnover rate was due to a restructuring of the Fund’s portfolio as a result of a change in its principal investment strategies.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Adaptive Global Allocation Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended December 31, 2020 (unaudited) and the year ended June 30	2020	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$9.82	$10.33	$10.43	$10.54	$9.49	$9.70
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.04	0.12	0.20	0.15	0.09	0.06
Net realized and unrealized gain/(loss)	1.64	(0.40)	0.20	0.55	1.05	(0.25)
Total from Investment Operations	1.68	(0.28)	0.40	0.70	1.14	(0.19)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.19)	(0.22)	(0.09)	(0.19)	(0.09)	(0.02)
Distributions (from capital gains)	(0.15)	(0.01)	(0.41)	(0.62)	—	—
Total Dividends and Distributions	(0.34)	(0.23)	(0.50)	(0.81)	(0.09)	(0.02)
Net Asset Value, End of Period	$11.16	$9.82	$10.33	$10.43	$10.54	$9.49
Total Return*	17.03%	(2.90)%	4.31%	6.51%	12.13%	(1.93)%
Net Assets, End of Period (in thousands)	$3,349	$3,030	$2,813	$2,480	$1,619	$1,285
Average Net Assets for the Period (in thousands)	$3,143	$2,844	$2,564	$2,139	$1,435	$973
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.47%	1.54%	1.43%	1.84%	2.01%	2.59%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.84%	0.87%	0.85%	0.86%	0.96%	1.10%
Ratio of Net Investment Income/(Loss)	0.79%	1.24%	1.97%	1.39%	0.94%	0.69%
Portfolio Turnover Rate	210%	228%	268%	440%	302%(2)	122%

Class I Shares
For a share outstanding during the period ended December 31, 2020 (unaudited) and the year ended June 30	2020	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$9.84	$10.35	$10.46	$10.57	$9.51	$9.69
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.02	0.18	0.21	0.19	0.17	0.09
Net realized and unrealized gain/(loss)	1.63	(0.44)	0.19	0.52	1.00	(0.24)
Total from Investment Operations	1.65	(0.26)	0.40	0.71	1.17	(0.15)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.20)	(0.24)	(0.10)	(0.20)	(0.11)	(0.03)
Distributions (from capital gains)	(0.15)	(0.01)	(0.41)	(0.62)	—	—
Total Dividends and Distributions	(0.35)	(0.25)	(0.51)	(0.82)	(0.11)	(0.03)
Net Asset Value, End of Period	$11.14	$9.84	$10.35	$10.46	$10.57	$9.51
Total Return*	16.75%	(2.68)%	4.33%	6.57%	12.42%	(1.55)%
Net Assets, End of Period (in thousands)	$289	$342	$15,008	$9,959	$4,596	$1,090
Average Net Assets for the Period (in thousands)	$293	$7,161	$14,537	$4,830	$1,802	$854
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.53%	1.14%	1.35%	1.38%	1.40%	1.28%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.96%	0.76%	0.77%	0.79%	0.80%	0.83%
Ratio of Net Investment Income/(Loss)	0.45%	1.76%	2.12%	1.75%	1.69%	0.94%
Portfolio Turnover Rate	210%	228%	268%	440%	302%(2)	122%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) The increase in the portfolio turnover rate was due to a restructuring of the Fund’s portfolio as a result of a change in its principal investment strategies.

See Notes to Financial Statements.

24	DECEMBER 31, 2020

Janus Henderson Adaptive Global Allocation Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended December 31, 2020 (unaudited) and the year ended June 30	2020	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$9.84	$10.35	$10.46	$10.56	$9.51	$9.70
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.05	0.14	0.21	0.16	0.10	0.07
Net realized and unrealized gain/(loss)	1.63	(0.41)	0.20	0.56	1.06	(0.23)
Total from Investment Operations	1.68	(0.27)	0.41	0.72	1.16	(0.16)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.20)	(0.23)	(0.11)	(0.20)	(0.11)	(0.03)
Distributions (from capital gains)	(0.15)	(0.01)	(0.41)	(0.62)	—	—
Total Dividends and Distributions	(0.35)	(0.24)	(0.52)	(0.82)	(0.11)	(0.03)
Net Asset Value, End of Period	$11.17	$9.84	$10.35	$10.46	$10.56	$9.51
Total Return*	17.04%	(2.74)%	4.36%	6.72%	12.43%	(1.65)%
Net Assets, End of Period (in thousands)	$45,789	$40,773	$46,087	$51,921	$48,806	$48,423
Average Net Assets for the Period (in thousands)	$42,767	$44,038	$49,849	$52,068	$48,134	$49,786
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.23%	1.25%	1.26%	1.27%	1.24%	1.27%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.71%	0.73%	0.70%	0.73%	0.81%	0.83%
Ratio of Net Investment Income/(Loss)	0.93%	1.40%	2.10%	1.52%	1.03%	0.73%
Portfolio Turnover Rate	210%	228%	268%	440%	302%(2)	122%

Class S Shares
For a share outstanding during the period ended December 31, 2020 (unaudited) and the year ended June 30	2020	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$9.82	$10.35	$10.42	$10.53	$9.48	$9.69
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.05	0.12	0.20	0.12	0.07	0.05
Net realized and unrealized gain/(loss)	1.62	(0.42)	0.20	0.55	1.06	(0.24)
Total from Investment Operations	1.67	(0.30)	0.40	0.67	1.13	(0.19)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.19)	(0.22)	(0.06)	(0.16)	(0.08)	(0.02)
Distributions (from capital gains)	(0.15)	(0.01)	(0.41)	(0.62)	—	—
Total Dividends and Distributions	(0.34)	(0.23)	(0.47)	(0.78)	(0.08)	(0.02)
Net Asset Value, End of Period	$11.15	$9.82	$10.35	$10.42	$10.53	$9.48
Total Return*	17.00%	(3.05)%	4.33%	6.24%	11.95%	(1.99)%
Net Assets, End of Period (in thousands)	$1,479	$1,263	$1,303	$1,256	$1,183	$1,057
Average Net Assets for the Period (in thousands)	$1,360	$1,284	$1,258	$1,267	$1,110	$831
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.60%	1.82%	1.79%	1.83%	1.75%	1.78%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.69%	0.97%	0.89%	1.11%	1.17%	1.24%
Ratio of Net Investment Income/(Loss)	0.95%	1.15%	1.92%	1.14%	0.70%	0.53%
Portfolio Turnover Rate	210%	228%	268%	440%	302%(2)	122%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) The increase in the portfolio turnover rate was due to a restructuring of the Fund’s portfolio as a result of a change in its principal investment strategies.

See Notes to Financial Statements.

Janus Investment Fund	25

Janus Henderson Adaptive Global Allocation Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended December 31, 2020 (unaudited) and the year ended June 30	2020	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$9.80	$10.33	$10.43	$10.55	$9.50	$9.69
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.04	0.12	0.19	0.14	0.09	0.07
Net realized and unrealized gain/(loss)	1.62	(0.41)	0.20	0.55	1.06	(0.24)
Total from Investment Operations	1.66	(0.29)	0.39	0.69	1.15	(0.17)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.17)	(0.23)	(0.08)	(0.19)	(0.10)	(0.02)
Distributions (from capital gains)	(0.15)	(0.01)	(0.41)	(0.62)	—	—
Total Dividends and Distributions	(0.32)	(0.24)	(0.49)	(0.81)	(0.10)	(0.02)
Net Asset Value, End of Period	$11.14	$9.80	$10.33	$10.43	$10.55	$9.50
Total Return*	16.94%	(3.00)%	4.23%	6.40%	12.17%	(1.72)%
Net Assets, End of Period (in thousands)	$1,399	$1,149	$1,327	$2,557	$2,291	$1,085
Average Net Assets for the Period (in thousands)	$1,272	$1,261	$2,521	$2,635	$1,204	$856
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.71%	1.72%	1.62%	1.54%	1.51%	1.53%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.96%	0.94%	0.90%	0.92%	0.94%	1.00%
Ratio of Net Investment Income/(Loss)	0.68%	1.20%	1.90%	1.30%	0.95%	0.77%
Portfolio Turnover Rate	210%	228%	268%	440%	302%(2)	122%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) The increase in the portfolio turnover rate was due to a restructuring of the Fund’s portfolio as a result of a change in its principal investment strategies.

See Notes to Financial Statements.

26	DECEMBER 31, 2020

Janus Henderson Adaptive Global Allocation Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Adaptive Global Allocation Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 45 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks total return through growth of capital and income. The Fund is classified as nondiversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds currently implement an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

It is expected that the conversion of Class C Shares to Class A Shares will not result in a taxable event. Please consult your tax adviser for further information.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Janus Investment Fund	27

Janus Henderson Adaptive Global Allocation Fund

Notes to Financial Statements (unaudited)

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with United States of America generally accepted accounting principles ("US GAAP").

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets

28	DECEMBER 31, 2020

Janus Henderson Adaptive Global Allocation Fund

Notes to Financial Statements (unaudited)

and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2020 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date

Janus Investment Fund	29

Janus Henderson Adaptive Global Allocation Fund

Notes to Financial Statements (unaudited)

of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on futures contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended December 31, 2020 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

30	DECEMBER 31, 2020

Janus Henderson Adaptive Global Allocation Fund

Notes to Financial Statements (unaudited)

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital's ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Janus Investment Fund	31

Janus Henderson Adaptive Global Allocation Fund

Notes to Financial Statements (unaudited)

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to take a negative outlook on the related currency. These forward contracts seek to increase exposure to currency risk.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). The change in unrealized net appreciation/depreciation is reported on the Statement of Operations (if applicable). When a contract is closed, a realized gain or loss is reported on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract.

Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the period, the Fund purchased interest rate futures to increase exposure to interest rate risk.

During the period, the Fund sold interest rate futures to decrease exposure to interest rate risk.

During the period, the Fund purchased futures on equity indices to increase exposure to equity risk.

During the period, the Fund sold futures on equity indices to decrease exposure to equity risk.

Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner) "exercises" the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid. Upon expiration, or closing of the option transaction, a realized gain or loss is reported on the Statement of Operations (if applicable). The difference between the premium paid/received and the market value of the option is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation

32	DECEMBER 31, 2020

Janus Henderson Adaptive Global Allocation Fund

Notes to Financial Statements (unaudited)

is reported on the Statement of Operations (if applicable). Option contracts are typically valued using an approved vendor’s option valuation model. To the extent reliable market quotations are available, option contracts are valued using market quotations. In cases when an approved vendor cannot provide coverage for an option and there is no reliable market quotation, a broker quotation or an internal valuation using the Black-Scholes model, the Cox-Rubinstein Binomial Option Pricing Model, or other appropriate option pricing model is used. Certain options contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities as “Variation margin receivable” or “Variation margin payable” (if applicable).

The Fund may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Fund may be subject to counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Fund to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Fund may purchase call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Options purchased are reported in the Schedule of Investments (if applicable).

During the period, the Fund purchased call options on various equity indices for the purpose of increasing exposure to broad equity risk.

During the period, the Fund purchased call options on various stocks and ETFs for the purpose of increasing exposure to individual equity risk.

During the period, the Fund purchased put options on various equity indices for the purpose of decreasing exposure to broad equity risk.

During the period, the Fund purchased put options on various ETFs for the purpose of decreasing exposure to individual equity risk.

In writing an option, the Fund bears the risk of an unfavorable change in the price of the security underlying the written option. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written, at value” (if applicable). The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Fund may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

During the period, the Fund wrote call options on various equity indices for the purpose of decreasing exposure to broad equity risk.

During the period, the Fund wrote call options on various stocks and ETFs for the purpose of decreasing exposure to individual equity risk and/or generating income.

Janus Investment Fund	33

Janus Henderson Adaptive Global Allocation Fund

Notes to Financial Statements (unaudited)

During the period, the Fund wrote put options on various equity indices for the purpose of increasing exposure to broad equity risk.

During the period, the Fund wrote put options on various stocks and ETFs for the purpose of increasing exposure to individual equity risk and/or generating income.

3. Other Investments and Strategies

Additional Investment Risk

In the aftermath of the 2007-2008 financial crisis, the financial sector experienced reduced liquidity in credit and other fixed-income markets, and an unusually high degree of volatility, both domestically and internationally. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took a number of unprecedented steps designed to support the financial markets. For example, the enactment of the Dodd-Frank Act in 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. More recently, in response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record-low levels. Extremely low or negative interest rates may become more prevalent or may not work as intended. As there is little precedent for this situation, the impact on various markets that interest rate or other significant policy changes may have is unknown. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including Janus Capital or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU, commonly known as “Brexit,” which immediately led to significant market volatility around the world, as well as political, economic and legal uncertainty. The United Kingdom formally left the EU on January 31, 2020 and entered into an eleven-month transition period, which expired on December 31, 2020. The negative impact on not only the United Kingdom and European economies could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on the United Kingdom and/or Europe for their business activities and revenues. Any

34	DECEMBER 31, 2020

Janus Henderson Adaptive Global Allocation Fund

Notes to Financial Statements (unaudited)

further exits from the EU, or an increase in the belief that such exits are likely or possible, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Exchange-Traded and Mutual Funds

The Fund may invest in exchange-traded funds (“ETFs”) and mutual funds to gain exposure to a particular portion of the market. ETFs are typically open-end investment companies, which may seek to track the performance of a specific index or be actively managed. ETFs are traded on a national securities exchange at market prices that may vary from the net asset value of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount. When the Fund invests in an ETF or mutual fund, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's or mutual fund’s expenses. As a result, the cost of investing in the Fund may be higher than the cost of investing directly in ETFs or mutual funds and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs also involve the risk that an active trading market for an ETF's shares may not develop or be maintained. Similarly, because the value of ETF shares depends on the demand in the market, the Fund may not be able to purchase or sell an ETF at the most optimal time, which could adversely affect the Fund’s performance. In addition, ETFs that track particular indices may be unable to match the performance of such underlying indices due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities. Because the Fund may invest in a broad range of ETFs and mutual funds, such risks may include, but are not limited to, leverage risk, foreign exposure risk, interest rate risk, emerging markets risk, fixed-income risk, and commodity-linked investments risk. The Fund is also subject to the risks associated with the securities in which the ETF or mutual fund invests.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment.

The following tables present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of December 31, 2020” table located in the Fund’s Schedule of Investments.

Janus Investment Fund	35

Janus Henderson Adaptive Global Allocation Fund

Notes to Financial Statements (unaudited)

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Citigroup	$2,124	$(2,124)	$—	$—
Goldman Sachs	566,473	(202,839)	—	363,634
HSBC Securities (USA), Inc.	1	(1)	—	—
JPMorgan Chase Bank, National Association	3,254,035	—	(3,254,035)	—

Total	$3,822,633	$(204,964)	$(3,254,035)	$363,634
Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Liabilities	or Liability(a)	Pledged(b)	Net Amount

Citigroup	$27,480	$(2,124)	$—	$25,356
Goldman Sachs	202,839	(202,839)	—	—
HSBC Securities (USA), Inc.	38,950	(1)	—	38,949
Morgan Stanley & Co	14,741	—	—	14,741

Total	$284,010	$(204,964)	$—	$79,046
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the Securities and Exchange Commission (the “SEC”). See “Securities Lending” in the “Notes to Financial Statements” for additional information.

The Fund generally does not exchange collateral on its forward foreign currency contracts with its counterparties; however, all liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Certain securities may be segregated at the Fund’s custodian. These segregated securities are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their cover and/or market value equals or exceeds the Fund’s corresponding forward foreign currency exchange contract's obligation value.

The Fund may require the counterparty to pledge securities as collateral daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized gain on OTC derivative contracts with a particular counterparty. The Fund may deposit cash as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a

36	DECEMBER 31, 2020

Janus Henderson Adaptive Global Allocation Fund

Notes to Financial Statements (unaudited)

particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial margin requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement. Collateral may reduce the risk of loss.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. The Fund may lend fund securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to primarily invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of December 31, 2020, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $3,254,035. Gross amounts of recognized liabilities for securities lending (collateral received) as of December 31, 2020 is $3,323,311, resulting in the net amount due to the counterparty of $69,276.

Janus Investment Fund	37

Janus Henderson Adaptive Global Allocation Fund

Notes to Financial Statements (unaudited)

Sovereign Debt

The Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $2 Billion	0.75
Next $2 Billion	0.72
Over $4 Billion	0.70

The Fund’s actual investment advisory fee rate for the reporting period was 0.76% of average annual net assets before any applicable waivers.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.66% of the Fund’s average daily net assets. In addition, Janus Capital shall additionally reimburse or waive acquired fund fees and expenses to the extent they exceed 0.10%. Janus Capital has agreed to continue the waivers for at least a one-year period commencing October 28, 2020. The previous expense limit (for at least a one-year period commencing October 28, 2019) was 0.71%. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur

38	DECEMBER 31, 2020

Janus Henderson Adaptive Global Allocation Fund

Notes to Financial Statements (unaudited)

with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund pays an annual administrative services fee based on the average daily net assets of Class D Shares for shareholder services provided by Janus Services, as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

The Fund’s actual Class D administrative fee rate was 0.12% for the reporting period.

Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks

Janus Investment Fund	39

Janus Henderson Adaptive Global Allocation Fund

Notes to Financial Statements (unaudited)

reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $166,938 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2020. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2020 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2020 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $251,025 were paid by the Trust to the Trustees under the Deferred Plan during the period ended December 31, 2020.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended December 31, 2020 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the period ended December 31, 2020, Janus Henderson Distributors retained upfront sales charges of $492.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the period ended December 31, 2020.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class C Shares during the period ended December 31, 2020.

As of December 31, 2020, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	68	3
Class D Shares	45	3
Class I Shares	-	-
Class N Shares	95	80
Class S Shares	100	3

40	DECEMBER 31, 2020

Janus Henderson Adaptive Global Allocation Fund

Notes to Financial Statements (unaudited)

Class T Shares	-	-

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with US GAAP).

5. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2020, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended June 30, 2020
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$ (677,108)	$ -	$ (677,108)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2020 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, straddle deferrals, investments in partnerships, and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 48,646,940	$ 4,374,257	$ (232,605)	$ 4,141,652

Information on the tax components of derivatives as of December 31, 2020 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ (278,150)	$ 215,424	$ (290,816)	$ (75,392)

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

Janus Investment Fund	41

Janus Henderson Adaptive Global Allocation Fund

Notes to Financial Statements (unaudited)

6. Capital Share Transactions

	Period ended December 31, 2020		Year ended June 30, 2020
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	8,408	$ 89,865	29,448	$ 293,030
Reinvested dividends and distributions	336	3,723	1,782	18,590
Shares repurchased	(5,464)	(56,257)	(271,361)	(2,705,224)
Net Increase/(Decrease)	3,280	$ 37,331	(240,131)	$ (2,393,604)
Class C Shares:
Shares sold	20,707	$ 217,638	8,928	$ 80,719
Reinvested dividends and distributions	5,529	61,262	3,278	34,187
Shares repurchased	(2,371)	(26,685)	(16,435)	(165,776)
Net Increase/(Decrease)	23,865	$ 252,215	(4,229)	$ (50,870)
Class D Shares:
Shares sold	13,789	$ 145,124	64,126	$ 640,080
Reinvested dividends and distributions	8,688	96,781	5,838	61,068
Shares repurchased	(30,849)	(323,249)	(33,841)	(343,926)
Net Increase/(Decrease)	(8,372)	$ (81,344)	36,123	$ 357,222
Class I Shares:
Shares sold	1,154	$ 12,821	44,930	$ 467,808
Reinvested dividends and distributions	787	8,771	22,895	239,483
Shares repurchased	(10,829)	(112,260)	(1,482,869)	(15,612,476)
Net Increase/(Decrease)	(8,888)	$ (90,668)	(1,415,044)	$(14,905,185)
Class N Shares:
Shares sold	30,832	$ 331,301	912,665	$ 9,485,739
Reinvested dividends and distributions	123,726	1,379,542	101,143	1,058,964
Shares repurchased	(200,261)	(2,095,742)	(1,319,498)	(13,562,585)
Net Increase/(Decrease)	(45,703)	$ (384,899)	(305,690)	$ (3,017,882)
Class S Shares:
Shares sold	4,686	$ 50,102	-	$ -
Reinvested dividends and distributions	3,914	43,566	2,744	28,694
Shares repurchased	(4,686)	(48,782)	-	-
Net Increase/(Decrease)	3,914	$ 44,886	2,744	$ 28,694
Class T Shares:
Shares sold	5,120	$ 53,223	583	$ 5,869
Reinvested dividends and distributions	3,503	38,955	2,863	29,913
Shares repurchased	(295)	(3,064)	(14,601)	(134,756)
Net Increase/(Decrease)	8,328	$ 89,114	(11,155)	$ (98,974)

7. Purchases and Sales of Investment Securities

For the period ended December 31, 2020, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$87,656,895	$ 97,110,157	$ -	$ -

42	DECEMBER 31, 2020

Janus Henderson Adaptive Global Allocation Fund

Notes to Financial Statements (unaudited)

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2020 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	43

Janus Henderson Adaptive Global Allocation Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each Fund of Janus Investment Fund (together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreements for the Janus Henderson Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2020, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2021 through February 1, 2022, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus

44	DECEMBER 31, 2020

Janus Henderson Adaptive Global Allocation Fund

Additional Information (unaudited)

Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital generally does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2020, approximately 75% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers, and for the 12 months ended September 30, 2020, approximately 62% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Janus Investment Fund	45

Janus Henderson Adaptive Global Allocation Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Developed World Bond Fund, the Trustees noted the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

46	DECEMBER 31, 2020

Janus Henderson Adaptive Global Allocation Fund

Additional Information (unaudited)

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Janus Investment Fund	47

Janus Henderson Adaptive Global Allocation Fund

Additional Information (unaudited)

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance.

48	DECEMBER 31, 2020

Janus Henderson Adaptive Global Allocation Fund

Additional Information (unaudited)

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory fees and any administration fees but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 10% under the average total expenses of the respective Broadridge Expense Group peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 9% under the average management fees for the respective Broadridge Expense Group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

Janus Investment Fund	49

Janus Henderson Adaptive Global Allocation Fund

Additional Information (unaudited)

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to funds subadvised by Janus Capital and to the fees Janus Capital charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very distinct relative to retail funds; and (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; (4) 9 of 10 Janus Henderson Funds have lower management fees than similar funds subadvised by Janus Capital; and (5) 5 of 8 Janus Henderson Funds have lower management fees than similar separate accounts managed by Janus Capital.

The Trustees considered the fees for each Fund for its fiscal year ended in 2019, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

50	DECEMBER 31, 2020

Janus Henderson Adaptive Global Allocation Fund

Additional Information (unaudited)

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

Janus Investment Fund	51

Janus Henderson Adaptive Global Allocation Fund

Additional Information (unaudited)

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that, the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Venture Fund, the Trustees noted that, the Fund’s total expenses were below the peer group for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

52	DECEMBER 31, 2020

Janus Henderson Adaptive Global Allocation Fund

Additional Information (unaudited)

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by Janus Capital were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital

Janus Investment Fund	53

Janus Henderson Adaptive Global Allocation Fund

Additional Information (unaudited)

and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 73% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. They also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) as the assets of some of the Janus Henderson Funds have declined in the past few years, certain of those Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined; (3) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (4) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by Janus Capital and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their

54	DECEMBER 31, 2020

Janus Henderson Adaptive Global Allocation Fund

Additional Information (unaudited)

relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

Janus Investment Fund	55

Janus Henderson Adaptive Global Allocation Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2020. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

56	DECEMBER 31, 2020

Janus Henderson Adaptive Global Allocation Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

Janus Investment Fund	57

Janus Henderson Adaptive Global Allocation Fund

Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

58	DECEMBER 31, 2020

Janus Henderson Adaptive Global Allocation Fund

Notes

NotesPage1

Janus Investment Fund	59

Janus Henderson Adaptive Global Allocation Fund

Notes

NotesPage2

60	DECEMBER 31, 2020

Janus Henderson Adaptive Global Allocation Fund

Notes

NotesPage3

Janus Investment Fund	61

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins and Intech are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors
125-24-93059 03-21

SEMIANNUAL REPORT December 31, 2020

Janus Henderson Developed World Bond Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Developed World Bond Fund

Janus Henderson Developed World Bond Fund (unaudited)

FUND SNAPSHOT

The Janus Henderson Developed World Bond Fund is a developed market fixed income fund seeking total return through current income and capital appreciation. The Fund makes strategic asset allocation decisions between countries, fixed income asset classes, sectors and credit ratings. We believe that outside of the bond’s coupon, asset allocation is the primary driver of returns. Specifically, we actively manage the Fund’s duration position and credit exposure based on where we believe we are in the economic cycle. The Fund’s flexibility allows it to source return from a wide range of global fixed income securities. In addition, by style, we favor sensible income from large, non-cyclical businesses that we believe are likely to continue paying their coupons in the years to come.

John Pattullo co-portfolio manager	Jenna Barnard co-portfolio manager

PERFORMANCE

The Janus Henderson Developed World Bond Fund’s Class I Shares returned 5.23% for the six-month period ended December 31, 2020. The Fund’s primary benchmark, the Bloomberg Barclays Global Aggregate Credit Index (USD hedged), returned 4.20%.

INVESTMENT ENVIRONMENT

At period end, investors were at a rather benign point in the credit cycle: default rates were peaking (at levels much lower than expected) while credit rating downgrades peaked a few months prior and have since collapsed. Credit metrics (leverage) were also peaking at typical cycle highs and we believe will likely naturally decline as earnings recover. Companies sat on a “war chest” of liquidity raised during the spring and summer and issuance of corporate bonds dwindled away as a result. The rapid disappearance of yield may have profound implications for investors going forward. Credit market yields are back to, or through, the lows in yield seen pre-COVID.

We believe the most likely factor to upset this positive equilibrium – barring the usual market ups and downs – would appear to be a too-strong economic recovery that provokes a more hawkish stance from central banks in 2021. However, as of the end of 2020 we are at peak dovishness and are in fact amid another round of easing from central banks, with the Bank of England, European Central Bank, Reserve Bank of Australia and Sweden’s Riksbank having announced more quantitative easing toward the end of 2020.

PERFORMANCE DISCUSSION

During the six-month period, the Fund outperformed its benchmark. Risk assets performed strongly, led by the themes of economic recovery and inflation. The Fund’s allocation to credit – investment-grade non-financials in particular – benefited performance, while our sovereign debt allocation modestly detracted.

We maintained duration at a much more modest position than earlier in the year, reflecting the improvement in the economic data. We used interest rate futures (contracts with an interest-bearing security as the underlying asset) to hedge out the underlying sovereign risk inherent in all investment grade bonds, thereby minimally exposing us to the credit spread, or the difference in yield between a treasury and corporate bond of the same maturity. We continued to favor credit in large-cap, “reason to exist” quality businesses. Further, activity was focused on adding risk using the iTraxx Crossover Index (an index comprised of the most liquid, synthetic credit) around volatility spikes such as the U.S. presidential election.

The rally in lower-quality sectors and areas of the credit market presented a challenge to our investment style of "quality" exposure, but the use of credit derivatives was helpful in maintaining beta (a measure of a stock’s volatility relative to the broader market) at a high level. We also continued to add to subordinated bank debt and high-yield bonds through new issues. This reflects the core premise we had over the period, that both default rates and bank impairments had proved to be far lower than would be expected in even a mild recession. Toward year-end, we began to add back duration from low levels

Janus Investment Fund	1

Janus Henderson Developed World Bond Fund (unaudited)

in countries whose yield curves look comparatively steep in the developed world and hence whose bond markets have underperformed since March 2020 – namely, the U.S. (where we began to close the futures short) and Australia. We are beginning to warm to duration in those markets that have repriced higher in yield since summer 2020. The combined position we have run since spring/summer of 2020 is that overweight credit and underweight duration suits an early-cycle environment. Nevertheless, it is a position to which we are wary of becoming wedded as a bond manager, as it serves to create a bond fund that behaves more like a risk asset.

DERIVATIVES USAGE

The Fund makes use of derivatives because they are generally the most efficient and liquid way to gain our desired exposures. The Fund uses credit default swaps to manage exposure to a given issuer or sector or index by either selling protection to increase exposure (i.e., leverage), buying protection to reduce exposure or to effectively take a “short” position. The Fund uses futures as a liquid and straightforward way of either reducing or increasing the Fund’s duration (interest rate sensitivity). Currency forwards are used to hedge the Fund’s foreign currency back to the U.S. dollar. In aggregate, these positions contributed to performance during the period.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

The outlook for markets has changed in one key respect: the COVID-19 vaccine news means that it is now a question of “when” and not “if” we see economic recovery and a return to something close to normalcy. This is clearly something that forward-looking equity and credit markets have moved to price in. Central banks continue to focus on the weakness surrounding further waves of the virus and the need to maintain an extremely accommodative monetary backdrop in order to juice this recovery. This is an auspicious backdrop for rotation and, potentially, bubbles, or meaningful increase in the price of an asset that does not reflect an increase in its true value. Against this supportive and volatility suppressing backdrop we do expect occasional volatility spikes; these may be driven from a number of areas such as algorithm trading, over-positioning, virus mutations, central banks and political ruminations, etc. The Japanese markets traded like this for decades. We continue to trade such events given the relatively benign backdrop for core credit markets.

2	DECEMBER 31, 2020

Janus Henderson Developed World Bond Fund (unaudited)

Fund At A Glance

December 31, 2020

Fund Profile
30-day Current Yield*	Without Reimbursement	With Reimbursement
Class A Shares NAV	0.58%	0.58%
Class A Shares MOP	0.55%	0.55%
Class C Shares**	-0.12%	-0.12%
Class D Shares	0.79%	0.77%
Class I Shares	0.87%	0.87%
Class N Shares	0.93%	0.93%
Class S Shares	-0.18%	0.39%
Class T Shares	0.68%	0.68%
Weighted Average Maturity		7.4 Years
Average Effective Duration***		4.4 Years
* Yield will fluctuate.
** Does not include the 1.00% contingent deferred sales charge.
*** A theoretical measure of price volatility.

Ratings† Summary - (% of Total Investments)
AAA	5.7%
AA	5.3%
A	8.3%
BBB	26.7%
BB	18.3%
B	13.8%
CCC	0.5%
Not Rated	16.4%
Other	5.0%

† Credit ratings provided by Standard & Poor's (S&P), an independent credit rating agency. Credit ratings range from AAA (highest) to D (lowest) based on S&P's measures. Further information on S&P's rating methodology may be found at www.standardandpoors.com. Other rating agencies may rate the same securities differently. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change. "Not Rated" securities are not rated by S&P, but may be rated by other rating agencies and do not necessarily indicate low quality. "Other" includes cash equivalents, equity securities, and certain derivative instruments.

Significant Areas of Investment - (% of Net Assets)

Asset Allocation - (% of Net Assets)
Corporate Bonds	72.5%
Foreign Government Bonds	18.0%
Investment Companies	6.0%
Bank Loans and Mezzanine Loans	3.2%
Inflation-Indexed Bonds	0.4%
Asset-Backed/Commercial Mortgage-Backed Securities	0.0%
Other	(0.1)%
100.0%

Janus Investment Fund	3

Janus Henderson Developed World Bond Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended December 31, 2020						Expense Ratios
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV	5.09%	9.16%	6.09%	5.49%	5.40%	0.95%	0.83%
Class A Shares at MOP	0.06%	3.98%	5.05%	4.98%	5.11%
Class C Shares at NAV	4.74%	8.45%	5.30%	4.70%	4.60%	1.67%	1.58%
Class C Shares at CDSC	3.74%	7.45%	5.30%	4.70%	4.60%
Class D Shares	5.26%	9.45%	6.23%	5.56%	5.45%	0.76%	0.70%
Class I Shares	5.23%	9.46%	6.35%	5.74%	5.55%	0.69%	0.58%
Class N Shares	5.23%	9.50%	6.41%	5.65%	5.50%	0.62%	0.58%
Class S Shares	4.99%	8.96%	5.94%	5.39%	5.34%	2.61%	1.08%
Class T Shares	5.11%	9.22%	6.15%	5.52%	5.42%	0.85%	0.83%
Bloomberg Barclays Global Aggregate Credit Index (USD Hedged)	4.20%	7.78%	5.97%	5.17%	4.96%
Morningstar Quartile - Class A Shares	-	1st	1st	1st	1st
Morningstar Ranking - based on total returns for World Bond - USD Hedged Funds	-	11/112	11/77	7/52	11/49

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 4.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to through at least October 31, 2021.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk

4	DECEMBER 31, 2020

Janus Henderson Developed World Bond Fund (unaudited)

Performance

securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Returns of the Fund shown prior to June 5, 2017, are those for Henderson Strategic Income Fund (the “Predecessor Fund”), which merged into the Fund after the close of business on June 2, 2017. The Predecessor Fund was advised by Henderson Global Investors (North America) Inc. and subadvised by Henderson Investment Management Limited. Class A Shares, Class C Shares, Class I Shares, and Class R6 Shares of the Predecessor Fund were reorganized into Class A Shares, Class C Shares, Class I Shares, and Class N Shares, respectively, of the Fund. In connection with this reorganization, certain shareholders of the Predecessor Fund who held shares directly with the Predecessor Fund and not through an intermediary had the Class A Shares, Class C Shares, Class I Shares, and Class N Shares of the Fund received in the reorganization automatically exchanged for Class D Shares of the Fund following the reorganization. Class A Shares and Class C Shares of the Predecessor Fund commenced operations with the Predecessor Fund’s inception on September 30, 2003. Class I Shares and Class R6 Shares of the Predecessor Fund commenced operations on April 29, 2011 and November 30, 2015, respectively. Class D Shares, Class S Shares, and Class T Shares commenced operations on June 5, 2017.

Performance of Class A Shares shown for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Performance of Class C Shares shown for periods prior to June 5, 2017, reflects the performance of Class C Shares of the Predecessor Fund, calculated using the fees and expenses of Class C Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Performance of Class D Shares shown for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.

Performance of Class I Shares shown for periods prior to June 5, 2017, reflects the performance of Class I Shares of the Predecessor Fund, calculated using the fees and expenses of Class I Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers, except that for periods prior to April 29, 2011, performance for Class I Shares reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.

Performance of Class N Shares shown for periods prior to June 5, 2017, reflects the performance of Class R6 Shares of the Predecessor Fund, calculated using the fees and expenses of Class R6 Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers, except that for periods prior to November 30, 2015, performance for Class N Shares reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.

Performance of Class S Shares shown for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.

Performance of Class T Shares shown for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2020 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Predecessor Fund’s inception date – September 30, 2003

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

Janus Investment Fund	5

Janus Henderson Developed World Bond Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/20)	Ending Account Value (12/31/20)	Expenses Paid During Period (7/1/20 - 12/31/20)†	Beginning Account Value (7/1/20)	Ending Account Value (12/31/20)	Expenses Paid During Period (7/1/20 - 12/31/20)†	Net Annualized Expense Ratio (7/1/20 - 12/31/20)
Class A Shares	$1,000.00	$1,050.90	$4.34	$1,000.00	$1,020.97	$4.28	0.84%
Class C Shares	$1,000.00	$1,047.40	$8.10	$1,000.00	$1,017.29	$7.98	1.57%
Class D Shares	$1,000.00	$1,052.60	$3.62	$1,000.00	$1,021.68	$3.57	0.70%
Class I Shares	$1,000.00	$1,052.30	$3.05	$1,000.00	$1,022.23	$3.01	0.59%
Class N Shares	$1,000.00	$1,052.30	$3.00	$1,000.00	$1,022.28	$2.96	0.58%
Class S Shares	$1,000.00	$1,049.90	$5.32	$1,000.00	$1,020.01	$5.24	1.03%
Class T Shares	$1,000.00	$1,051.10	$4.19	$1,000.00	$1,021.12	$4.13	0.81%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6	DECEMBER 31, 2020

Janus Henderson Developed World Bond Fund

Schedule of Investments (unaudited)

December 31, 2020

Shares or Principal Amounts			Value
Asset-Backed/Commercial Mortgage-Backed Securities– 0%
Tesco Property Finance 3 PLC, 5.7440%, 4/13/40((cost $483,825)	335,355	GBP	$628,218
Bank Loans and Mezzanine Loans– 3.2%
Communications – 0.7%
Lorca Finco PLC,
Euro Interbank Offered Rate 3 Month + 4.2500%, 4.2500%, 9/17/27ƒ,‡	3,000,000	EUR	3,669,830
NewCo I BV,
Euro Interbank Offered Rate 3 Month + 3.5000%, 3.5000%, 1/31/29ƒ,‡	2,950,000	EUR	3,606,577
UPC Broadband Holding BV,
Euro Interbank Offered Rate 3 Month + 3.5000%, 3.5000%, 1/31/29ƒ,‡	2,950,000	EUR	3,606,577
Ziggo BV, Euro Interbank Offered Rate 3 Month + 3.0000%, 3.0000%, 1/31/29‡	3,000,000	EUR	3,650,738
			14,533,722
Consumer Cyclical – 1.2%
Loire Finco Luxembourg,
Euro Interbank Offered Rate 3 Month + 3.2500%, 3.2500%, 4/21/27‡	2,850,000	EUR	3,437,740
Loire Finco Luxembourg, ICE LIBOR USD 1 Month + 3.5000%, 3.6468%, 4/21/27‡	$4,815,830		4,731,342
Stars Group Holdings BV,
Euro Interbank Offered Rate 3 Month + 3.7500%, 3.7500%, 7/10/25ƒ,‡	7,900,000	EUR	9,667,939
Verisure Holding AB,
Euro Interbank Offered Rate 3 Month + 4.0000%, 4.0000%, 7/20/26ƒ,‡	6,240,000	EUR	7,639,955
			25,476,976
Consumer Non-Cyclical – 0.8%
Froneri Lux FinCo SARL,
Euro Interbank Offered Rate 12 Month + 2.6250%, 2.6250%, 1/29/27‡	1,860,000	EUR	2,238,671
Froneri US Inc, ICE LIBOR USD 1 Month + 2.2500%, 2.3968%, 1/29/27‡	1,246,722		1,236,106
Froneri US Inc, ICE LIBOR USD 1 Month + 5.7500%, 5.8955%, 1/31/28‡	262,857		264,171
Refresco Holding BV,
Euro Interbank Offered Rate 3 Month + 3.2500%, 3.2500%, 3/28/25ƒ,‡	3,000,000	EUR	3,632,782
Refresco Holding BV,
Euro Interbank Offered Rate 3 Month + 4.0000%, 4.0000%, 3/28/25ƒ,‡	4,900,000	EUR	5,991,423
Synlab Bondco PLC,
Euro Interbank Offered Rate 3 Month + 3.7500%, 3.7500%, 7/1/27‡	3,250,000	EUR	3,961,993
			17,325,146
Technology – 0.5%
Financial & Risk US Holdings Inc,
Euro Interbank Offered Rate 3 Month + 3.2500%, 3.2500%, 10/1/25‡	1,800,598	EUR	2,202,062
McAfee LLC,
Euro Interbank Offered Rate 3 Month + 3.5000%, 3.5000%, 9/30/24‡	2,458,698	EUR	3,015,804
McAfee LLC, ICE LIBOR USD 1 Month + 3.7500%, 3.8980%, 9/30/24‡	1,896,905		1,900,862
Refinitiv US Holdings Inc,
ICE LIBOR USD 1 Month + 3.2500%, 3.3968%, 10/1/25‡	3,073,793		3,075,225
			10,193,953
Total Bank Loans and Mezzanine Loans (cost $64,424,500)			67,529,797
Corporate Bonds– 72.5%
Banking – 12.5%
Bank of America Corp,
Canada Bankers Acceptances 3 Month + 1.2020%, 3.4070%, 9/20/25‡	2,500,000	CAD	2,128,369
Bank of America Corp,
Euro Interbank Offered Rate 3 Month + 3.6700%, 3.6480%, 3/31/29‡	8,000,000	EUR	12,137,736
Barclays Bank PLC, ICE LIBOR USD 3 Month + 1.5500%, 6.2780%‡,µ	12,600,000		15,687,000
Barclays PLC, USD SWAP SEMI 30/360 5YR + 4.8420%, 7.7500%‡,µ	1,500,000		1,612,500
Barclays PLC, US Treasury Yield Curve Rate 5 Year + 5.8670%, 6.1250%‡,µ	6,490,000		6,992,975
BNP Paribas SA, 1.8750%, 12/14/27	7,000,000	GBP	10,151,201
BNP Paribas SA, ICE LIBOR USD 3 Month + 1.2900%, 7.1950% (144A)‡,µ	2,100,000		2,331,000
Cooperatieve Radobank UA, EUR SWAP ANNUAL 5 YR + 3.7020%, 3.2500%‡,µ	2,800,000	EUR	3,445,833
Credit Suisse Group AG, USD SWAP SEMI 30/360 5YR + 4.5980%, 7.5000%‡,µ	16,260,000		18,048,600
Credit Suisse Group AG,
US Treasury Yield Curve Rate 5 Year + 3.5540%, 4.5000% (144A)‡,µ	3,977,000		3,996,487
Goldman Sachs Group Inc, 4.0000%, 5/2/24	5,270,000	AUD	4,452,782
ING Groep NV, USD SWAP SEMI 30/360 5YR + 4.4460%, 6.5000%‡,µ	4,750,000		5,213,125

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Developed World Bond Fund

Schedule of Investments (unaudited)

December 31, 2020

Shares or Principal Amounts			Value
Corporate Bonds– (continued)
Banking– (continued)
ING Groep NV, USD ICE SWAP 11AM NY 5 Year + 4.2040%, 6.7500%‡,µ	$4,860,000		$5,297,400
ING Groep NV, US Treasury Yield Curve Rate 5 Year + 4.3420%, 5.7500%‡,µ	1,916,000		2,082,462
JPMorgan Chase & Co, 4.5000%, 1/30/26	6,950,000	AUD	6,197,148
KBC Group NV, EUR SWAP ANNUAL 5 YR + 3.5940%, 4.2500%‡,µ	12,400,000	EUR	15,847,196
Lloyds Banking Group PLC, 4.0000%, 3/7/25	4,400,000	AUD	3,726,442
Lloyds Banking Group PLC, 1.8750%, 1/15/26	6,000,000	GBP	8,477,287
Lloyds Banking Group PLC, 4.2500%, 11/22/27	2,190,000	AUD	1,900,119
Lloyds Banking Group PLC, 4.3750%, 3/22/28	3,000,000		3,568,999
Lloyds Banking Group PLC, 2.7070%, 12/3/35‡	1,508,000	GBP	2,159,683
Lloyds Banking Group PLC,
ICE LIBOR USD 3 Month + 1.2700%, 6.6570% (144A)‡,µ	5,486,000		6,967,220
Lloyds Banking Group PLC, USD SWAP SEMI 30/360 5YR + 4.7600%, 7.5000%‡,µ	2,000,000		2,255,560
Lloyds Banking Group PLC, USD SWAP SEMI 30/360 5YR + 4.4960%, 7.5000%‡,µ	4,500,000		5,175,000
Nationwide Building Society, 4.0000%, 9/14/26 (144A)	7,500,000		8,368,401
Nationwide Building Society,
UK Govt Bonds 5 Year Note Generic Bid Yield + 5.6250%, 5.7500%‡,µ	11,610,000	GBP	17,342,692
Natwest Group PLC,
US Treasury Yield Curve Rate 5 Year + 5.6250%, 6.0000%‡,µ	970,000		1,062,509
Natwest Group PLC,
UK Govt Bonds 5 Year Note Generic Bid Yield + 4.9850%, 5.1250%‡,µ	11,360,000	GBP	16,215,924
Royal Bank of Scotland Group PLC, 6.0000%, 12/19/23	3,500,000		3,999,477
Royal Bank of Scotland Group PLC, 5.1250%, 5/28/24	2,600,000		2,937,018
Royal Bank of Scotland Group PLC,
UK Govt Bonds 5 Year Note Generic Bid Yield + 3.5500%, 3.6220%, 8/14/30‡	11,700,000	GBP	17,202,602
Stichting AK Rabobank Certificaten, 0%‡,µ	14,167,200	EUR	22,825,752
UBS Group AG, USD SWAP SA (VS 6M) 5Y + 4.8660%, 7.0000%‡,µ	7,460,000		8,467,100
UBS Group AG, US Treasury Yield Curve Rate 5 Year + 4.8550%, 5.1250%‡,µ	4,000,000		4,289,663
Wells Fargo & Co, 3.7000%, 7/27/26	6,000,000	AUD	5,161,001
Wells Fargo & Co, 4.0000%, 4/27/27	11,000,000	AUD	9,631,412
			267,355,675
Basic Industry – 3.2%
Argentum Netherlands BV for Givaudan SA, 2.0000%, 9/17/30	3,600,000	EUR	5,158,817
Firmenich Productions SAS, 1.7500%, 4/30/30	11,030,000	EUR	14,951,392
Givaudan Finance Europe BV, 1.6250%, 4/22/32	7,330,000	EUR	10,199,880
International Flavors & Fragrances Inc, 1.8000%, 9/25/26	390,000	EUR	513,481
International Flavors & Fragrances Inc, 4.4500%, 9/26/28	1,212,000		1,434,154
Nutrition & Biosciences Inc, 2.3000%, 11/1/30 (144A)	14,284,000		14,704,438
Smurfit Kappa Acquisitions ULC, 2.8750%, 1/15/26	5,673,000	EUR	7,644,192
Smurfit Kappa Treasury ULC, 1.5000%, 9/15/27	7,370,000	EUR	9,405,397
Symrise AG, 1.3750%, 7/1/27	4,000,000	EUR	5,136,917
			69,148,668
Brokerage – 0.4%
Intercontinental Exchange Inc, 1.8500%, 9/15/32	7,797,000		7,855,548
Capital Goods – 2.0%
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc,
6.0000%, 2/15/25 (144A)	237,000		245,591
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc, 2.1250%, 8/15/26	1,500,000	EUR	1,834,072
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc,
5.2500%, 8/15/27 (144A)	9,208,000		9,666,650
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc,
5.2500%, 8/15/27 (144A)	2,889,000		3,032,901
Ball Corp, 4.8750%, 3/15/26	1,730,000		1,954,035
Ball Corp, 2.8750%, 8/15/30	14,464,000		14,427,840
CANPACK SA/Eastern PA Land Invetment Holding LLC, 3.1250%, 11/1/25 (144A)	2,201,000		2,212,005
TransDigm Inc, 6.2500%, 3/15/26 (144A)	2,400,000		2,556,000
Vertical Midco GmbH, 4.3750%, 7/15/27 (144A)	3,500,000	EUR	4,498,608
Vertical US Newco Inc, 5.2500%, 7/15/27 (144A)	2,492,000		2,641,520
			43,069,222

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	DECEMBER 31, 2020

Janus Henderson Developed World Bond Fund

Schedule of Investments (unaudited)

December 31, 2020

Shares or Principal Amounts			Value
Corporate Bonds– (continued)
Communications – 19.5%
Activision Blizzard Inc, 1.3500%, 9/15/30	$2,011,000		$1,974,309
Altice France SA/France, 7.3750%, 5/1/26 (144A)	5,507,000		5,796,118
Altice France SA/France, 5.8750%, 2/1/27	4,910,000	EUR	6,380,475
Altice France SA/France, 5.5000%, 1/15/28 (144A)	6,693,000		6,997,598
American Tower Corp, 3.6000%, 1/15/28	7,580,000		8,608,068
American Tower Corp, 3.8000%, 8/15/29	8,686,000		10,093,782
American Tower Corp, 2.9000%, 1/15/30	8,127,000		8,854,204
Arqiva Broadcast Finance PLC, 6.7500%, 9/30/23	11,040,000	GBP	15,569,544
AT&T Inc, 2.7500%, 6/1/31	14,880,000		15,896,335
Cable One Inc, 4.0000%, 11/15/30 (144A)	5,303,000		5,508,491
CCO Holdings LLC / CCO Holdings Capital Corp, 5.3750%, 6/1/29 (144A)	3,068,000		3,363,295
CCO Holdings LLC / CCO Holdings Capital Corp, 4.7500%, 3/1/30 (144A)	3,159,000		3,408,561
CCO Holdings LLC / CCO Holdings Capital Corp, 4.5000%, 8/15/30 (144A)	418,000		443,603
CCO Holdings LLC / CCO Holdings Capital Corp, 4.2500%, 2/1/31 (144A)	7,968,000		8,397,156
Cellnex Telecom SA, 1.8750%, 6/26/29	17,600,000	EUR	22,096,452
Charter Communications Operating LLC / Charter Communications Operating Capital,
4.2000%, 3/15/28	13,160,000		15,178,832
Comcast Corp, 1.5000%, 2/20/29	2,850,000	GBP	4,086,771
Comcast Corp, 1.8750%, 2/20/36	2,460,000	GBP	3,641,050
Crown Castle International Corp, 3.6500%, 9/1/27	1,883,000		2,125,063
Crown Castle International Corp, 3.8000%, 2/15/28	1,990,000		2,292,594
Crown Castle International Corp, 3.1000%, 11/15/29	5,601,000		6,168,616
Crown Castle International Corp, 3.3000%, 7/1/30	6,929,000		7,751,336
Crown Castle International Corp, 2.2500%, 1/15/31	4,508,000		4,673,321
CSC Holdings LLC, 6.5000%, 2/1/29 (144A)	3,950,000		4,459,748
Deutsche Telekom AG, 1.3750%, 7/5/34	7,300,000	EUR	9,999,414
Deutsche Telekom International Finance BV, 1.5000%, 4/3/28	2,800,000	EUR	3,777,608
Dolya Holdco, 4.8750%, 7/15/28 (144A)	2,180,000	GBP	3,040,322
Eircom Finance DAC, 3.5000%, 5/15/26	16,775,000	EUR	20,873,725
Eircom Finance DAC, 2.6250%, 2/15/27	4,275,000	EUR	5,159,352
Front Range BidCo Inc, 4.0000%, 3/1/27 (144A)	7,400,000		7,418,500
Lorca Telecom Bondco SA, 4.0000%, 9/18/27 (144A)	2,790,000	EUR	3,582,454
Netflix Inc, 4.8750%, 4/15/28	3,176,000		3,581,575
Netflix Inc, 4.8750%, 6/15/30 (144A)	2,143,000		2,464,450
Orange SA, 1.0000%, 5/12/25	4,100,000	EUR	5,242,283
Orange SA, 2.0000%, 1/15/29	3,100,000	EUR	4,358,025
Orange SA, 1.3750%, 1/16/30	5,500,000	EUR	7,503,371
Orange SA, 3.2500%, 1/15/32	2,900,000	GBP	4,797,227
Sirius XM Radio Inc, 5.0000%, 8/1/27 (144A)	2,106,000		2,237,646
Sirius XM Radio Inc, 5.5000%, 7/1/29 (144A)	5,100,000		5,611,594
Sirius XM Radio Inc, 4.1250%, 7/1/30 (144A)	4,855,000		5,167,541
Sky Ltd, 2.5000%, 9/15/26	1,015,000	EUR	1,418,250
T-Mobile USA Inc, 4.7500%, 2/1/28	933,000		1,002,872
T-Mobile USA Inc, 3.8750%, 4/15/30 (144A)	9,017,000		10,441,776
T-Mobile USA Inc, 4.3750%, 4/15/40 (144A)	7,850,000		9,579,904
T-Mobile USA Inc, 3.0000%, 2/15/41 (144A)	3,326,000		3,448,131
Verizon Communications Inc, 4.5000%, 8/17/27	12,840,000	AUD	11,853,321
Verizon Communications Inc, 4.0160%, 12/3/29	3,420,000		4,056,340
Verizon Communications Inc, 2.6500%, 5/6/30	10,200,000	AUD	8,281,030
Virgin Media Finance PLC, 5.0000%, 7/15/30 (144A)	3,109,000		3,225,588
Virgin Media Secured Finance PLC, 5.2500%, 5/15/29	7,229,000	GBP	10,647,744
Virgin Media Secured Finance PLC, 4.1250%, 8/15/30 (144A)	2,500,000	GBP	3,478,062
Virgin Media Vendor Financing Notes III DAC, 4.8750%, 7/15/28	7,960,000	GBP	11,101,358
VMED O2 UK Financing I PLC, 4.0000%, 1/31/29 (144A)	5,550,000	GBP	7,744,821
Vodafone Group PLC, 3.2500%, 12/13/22	3,600,000	AUD	2,919,702
Vodafone Group PLC, 4.3750%, 5/30/28	9,700,000		11,612,295
Vodafone Group PLC, 1.6000%, 7/29/31	1,500,000	EUR	2,049,419
VZ Vendor Financing II BV, 2.8750%, 1/15/29 (144A)	11,730,000	EUR	14,249,313

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Developed World Bond Fund

Schedule of Investments (unaudited)

December 31, 2020

Shares or Principal Amounts			Value
Corporate Bonds– (continued)
Communications– (continued)
WMG Acquisition Corp, 2.7500%, 7/15/28 (144A)	4,310,000	EUR	$5,415,016
WMG Acquisition Corp, 3.8750%, 7/15/30 (144A)	$1,990,000		2,114,912
WMG Acquisition Corp, 3.0000%, 2/15/31 (144A)	6,923,000		6,791,255
Ziggo BV, 4.8750%, 1/15/30 (144A)	8,200,000		8,620,250
Ziggo BV, 3.3750%, 2/28/30	6,800,000	EUR	8,352,005
			416,983,773
Consumer Cyclical – 10.6%
1011778 BC ULC / New Red Finance Inc, 4.0000%, 10/15/30 (144A)	17,367,000		17,612,917
Arches Buyer Inc, 4.2500%, 6/1/28 (144A)	8,224,000		8,328,445
Arches Buyer Inc, 6.1250%, 12/1/28 (144A)	4,581,000		4,730,799
Booking Holdings Inc, 1.8000%, 3/3/27	6,010,000	EUR	8,069,009
Booking Holdings Inc, 4.6250%, 4/13/30	10,041,000		12,470,428
Boyd Gaming Corp, 8.6250%, 6/1/25 (144A)	3,276,000		3,643,534
Boyd Gaming Corp, 6.3750%, 4/1/26	1,800,000		1,869,858
Compass Group PLC, 2.0000%, 7/3/29	5,100,000	GBP	7,684,273
Co-operative Group Holdings 2011 Ltd, 7.5000%, 7/8/26Ç	2,800,000	GBP	4,632,306
Co-Operative Group Ltd, 5.1250%, 5/17/24	5,900,000	GBP	8,563,176
CPUK Finance Ltd, 4.2500%, 8/28/22	296,875	GBP	406,908
CPUK Finance Ltd, 4.2500%, 8/28/22 (144A)	130,208	GBP	178,469
CPUK Finance Ltd, 4.8750%, 8/28/25	8,240,000	GBP	11,208,843
CPUK Finance Ltd, 4.8750%, 8/28/25 (144A)	150,000	GBP	204,044
CPUK Finance Ltd, 6.5000%, 8/28/26	2,830,000	GBP	4,019,276
Experian Finance PLC, 4.2500%, 2/1/29 (144A)	8,562,000		10,303,246
Experian Finance PLC, 2.7500%, 3/8/30 (144A)	9,263,000		10,052,056
Experian Finance PLC, 3.2500%, 4/7/32	830,000	GBP	1,385,342
GLP Capital LP / GLP Financing II Inc, 5.7500%, 6/1/28	1,482,000		1,755,370
GLP Capital LP / GLP Financing II Inc, 5.3000%, 1/15/29	3,300,000		3,839,946
GLP Capital LP / GLP Financing II Inc, 4.0000%, 1/15/30	1,832,000		1,990,028
IHS Markit Ltd, 5.0000%, 11/1/22 (144A)	1,400,000		1,496,917
IHS Markit Ltd, 4.7500%, 2/15/25 (144A)	3,880,000		4,452,688
IHS Markit Ltd, 4.0000%, 3/1/26 (144A)	1,439,000		1,648,518
Levi Strauss & Co, 5.0000%, 5/1/25	8,142,000		8,345,550
Marriott International Inc, 5.7500%, 5/1/25	7,051,000		8,246,041
McDonald's Corp, 3.4500%, 9/8/26	9,200,000	AUD	7,999,961
Motion Finco Sarl, 7.0000%, 5/15/25	1,680,000	EUR	2,159,845
Motion Finco Sarl, 7.0000%, 5/15/25 (144A)	3,090,000	EUR	3,972,571
Service Corp International/US, 4.6250%, 12/15/27	6,882,000		7,329,330
Service Corp International/US, 5.1250%, 6/1/29	1,994,000		2,208,355
Service Corp International/US, 3.3750%, 8/15/30	3,512,000		3,653,218
Sodexo SA, 0.7500%, 4/14/27	380,000	EUR	482,862
Sodexo SA, 1.7500%, 6/26/28	6,400,000	GBP	9,137,082
Sodexo SA, 1.0000%, 4/27/29	5,300,000	EUR	6,858,155
Stars Group Holdings BV / Stars Group US Co-Borrower LLC,
7.0000%, 7/15/26 (144A)	10,700,000		11,261,750
Tesco Corporate Treasury Services, 2.7500%, 4/27/30	3,200,000	GBP	4,845,053
Verisure Holding AB, 3.8750%, 7/15/26 (144A)	4,760,000	EUR	5,945,131
VICI Properties LP / VICI Note Co Inc, 3.7500%, 2/15/27 (144A)	707,000		722,908
VICI Properties LP / VICI Note Co Inc, 4.6250%, 12/1/29 (144A)	2,400,000		2,568,000
VICI Properties LP / VICI Note Co Inc, 4.1250%, 8/15/30 (144A)	1,249,000		1,318,482
Walmart Inc, 3.7000%, 6/26/28	6,620,000		7,794,038
Yum! Brands Inc, 7.7500%, 4/1/25 (144A)	529,000		585,868
			225,980,596
Consumer Non-Cyclical – 13.2%
Anheuser-Busch InBev Worldwide Inc, 4.1000%, 9/6/27	2,840,000	AUD	2,559,853
Anheuser-Busch InBev Worldwide Inc, 3.5000%, 6/1/30	3,680,000		4,260,521
Aramark Services Inc, 5.0000%, 4/1/25 (144A)	445,000		458,350
Aramark Services Inc, 6.3750%, 5/1/25 (144A)	6,351,000		6,787,631
Aramark Services Inc, 4.7500%, 6/1/26	1,613,000		1,660,503
Aramark Services Inc, 5.0000%, 2/1/28 (144A)	3,000,000		3,161,250

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	DECEMBER 31, 2020

Janus Henderson Developed World Bond Fund

Schedule of Investments (unaudited)

December 31, 2020

Shares or Principal Amounts			Value
Corporate Bonds– (continued)
Consumer Non-Cyclical– (continued)
Avantor Funding Inc, 3.8750%, 7/15/28 (144A)	4,590,000	EUR	$5,886,987
Avantor Funding Inc, 4.6250%, 7/15/28 (144A)	$5,443,000		5,755,973
Bacardi Ltd, 4.4500%, 5/15/25 (144A)	3,873,000		4,322,842
Bacardi Ltd, 4.7000%, 5/15/28 (144A)	4,806,000		5,699,012
Bacardi Ltd, 5.1500%, 5/15/38 (144A)	652,000		833,100
Catalent Pharma Solutions Inc, 4.8750%, 1/15/26 (144A)	1,639,000		1,671,780
Coca-Cola Co, 3.2500%, 6/11/24	4,990,000	AUD	4,182,854
Coca-Cola Co, 2.1250%, 9/6/29	5,330,000		5,700,522
Constellation Brands Inc, 3.5000%, 5/9/27	4,000,000		4,510,956
Constellation Brands Inc, 3.1500%, 8/1/29	7,430,000		8,270,357
Constellation Brands Inc, 2.8750%, 5/1/30	2,382,000		2,608,751
Cott Holdings Inc, 5.5000%, 4/1/25 (144A)	1,336,000		1,379,420
DaVita Inc, 4.6250%, 6/1/30 (144A)	3,808,000		4,036,480
Diageo Capital PLC, 2.0000%, 4/29/30	1,709,000		1,781,178
Diageo Finance PLC, 1.7500%, 10/12/26	6,600,000	GBP	9,628,508
Elanco Animal Health Inc, 5.9000%, 8/28/28	7,370,000		8,696,600
Grifols SA, 2.2500%, 11/15/27	8,310,000	EUR	10,277,493
Hasbro Inc, 3.5500%, 11/19/26	2,697,000		3,009,380
Hasbro Inc, 3.9000%, 11/19/29	1,539,000		1,741,426
HCA Inc, 5.0000%, 3/15/24	67,000		75,362
HCA Inc, 5.2500%, 6/15/26	1,585,000		1,875,449
HCA Inc, 4.1250%, 6/15/29	9,349,000		10,840,506
HCA Inc, 3.5000%, 9/1/30	1,690,000		1,794,816
HCA Inc, 5.1250%, 6/15/39	5,610,000		7,169,735
Heineken NV, 3.5000%, 1/29/28 (144A)	2,320,000		2,639,152
Heineken NV, 1.5000%, 10/3/29	2,650,000	EUR	3,621,158
Heineken NV, 2.2500%, 3/30/30	1,800,000	EUR	2,595,960
Heineken NV, 2.0200%, 5/12/32	2,800,000	EUR	4,041,622
Hologic Inc, 3.2500%, 2/15/29 (144A)	9,236,000		9,397,630
IQVIA Inc, 5.0000%, 5/15/27 (144A)	4,000,000		4,252,100
Keurig Dr Pepper Inc, 4.5970%, 5/25/28	3,580,000		4,355,423
Keurig Dr Pepper Inc, 3.2000%, 5/1/30	929,000		1,051,279
Kimberly-Clark Corp, 3.1000%, 3/26/30	1,737,000		1,999,238
Lamb Weston Holdings Inc, 4.8750%, 11/1/26 (144A)	1,360,000		1,421,608
LVMH Moet Hennessy Louis Vuitton SE, 0.7500%, 5/26/24	5,000,000	EUR	6,296,371
McCormick & Co Inc/MD, 3.4000%, 8/15/27	6,433,000		7,226,394
Mondelez International Inc, 2.7500%, 4/13/30	666,000		731,123
Nestle Finance International Ltd, 2.2500%, 11/30/23	6,600,000	GBP	9,563,480
Nestle Holdings Inc, 3.9000%, 9/24/38 (144A)	13,745,000		17,209,211
PepsiCo Inc, 2.6250%, 7/29/29	2,695,000		2,973,579
Sunshine Mid BV, 6.5000%, 5/15/26	4,980,000	EUR	6,308,109
Synlab Bondco PLC,
Euro Interbank Offered Rate 3 Month + 4.7500%, 4.7500%, 7/1/25‡	7,200,000	EUR	8,968,449
Sysco Corp, 3.5500%, 3/15/25	3,088,000		3,437,670
Sysco Corp, 5.9500%, 4/1/30	6,237,000		8,191,723
Tesco PLC, 5.5000%, 1/13/33	3,691,000	GBP	6,710,573
Tesco PLC, 6.1500%, 11/15/37 (144A)	9,601,000		12,382,697
Thermo Fisher Scientific Inc, 4.4970%, 3/25/30	1,368,000		1,708,823
Thermo Fisher Scientific Inc, 2.3750%, 4/15/32	1,600,000	EUR	2,366,414
Unilever PLC, 1.5000%, 7/22/26	3,700,000	GBP	5,377,564
Upjohn Inc, 2.7000%, 6/22/30 (144A)	6,345,000		6,729,179
Wm Morrison Supermarkets PLC, 3.5000%, 7/27/26	1,997,000	GBP	3,115,410
Zoetis Inc, 3.9000%, 8/20/28	2,450,000		2,885,116
Zoetis Inc, 2.0000%, 5/15/30	4,547,000		4,705,147
			282,899,797
Government Sponsored – 1.0%
Kreditanstalt fuer Wiederaufbau, 3.2000%, 9/11/26	10,000,000	AUD	8,796,778
Kreditanstalt fuer Wiederaufbau, 3.2000%, 3/15/28	13,660,000	AUD	12,226,982
			21,023,760

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Developed World Bond Fund

Schedule of Investments (unaudited)

December 31, 2020

Shares or Principal Amounts			Value
Corporate Bonds– (continued)
Industrial – 0.1%
Cintas Corp No 2, 3.7000%, 4/1/27	$2,000,000		$2,303,531
Insurance – 2.8%
Anthem Inc, 2.2500%, 5/15/30	2,905,000		3,083,776
Aviva PLC,
UK Govt Bonds 5 Year Note Generic Bid Yield + 4.7000%, 4.0000%, 6/3/55‡	2,320,000	GBP	3,662,764
AXA SA, ICE LIBOR GBP 3 Month + 3.2700%, 5.6250%, 1/16/54‡	1,530,000	GBP	2,785,338
BUPA Finance PLC, 5.0000%, 12/8/26	8,200,000	GBP	13,159,107
BUPA Finance PLC, 4.1250%, 6/14/35	13,150,000	GBP	20,814,292
Legal & General Group PLC,
UK Govt Bonds 5 Year Note Generic Bid Yield + 5.2500%, 4.5000%, 11/1/50‡	920,000	GBP	1,450,717
Legal & General Group PLC,
UK Govt Bonds 5 Year Note Generic Bid Yield + 5.3780%, 5.6250%‡,µ	2,400,000	GBP	3,634,275
Phoenix Group Holdings PLC, 4.1250%, 7/20/22	1,600,000	GBP	2,279,994
Phoenix Group Holdings PLC, 6.6250%, 12/18/25	2,412,000	GBP	3,955,460
Scottish Widows Ltd, 5.5000%, 6/16/23	2,500,000	GBP	3,785,252
Scottish Widows Ltd, 7.0000%, 6/16/43	612,000	GBP	1,271,138
			59,882,113
Non-Agency Commercial Mortgage-Backed Securities – 0.1%
Nationwide Building Society, 10.2500%‡,µ	850,000	GBP	2,051,287
Real Estate Investment Trusts (REITs) – 0.1%
Digital Realty Trust LP, 4.7500%, 10/1/25	1,900,000		2,223,772
Supranational – 0.4%
European Investment Bank, 2.7000%, 1/12/23	10,000,000	AUD	8,093,641
Technology – 6.6%
Autodesk Inc, 2.8500%, 1/15/30	10,745,000		11,925,090
Broadcom Inc, 3.1500%, 11/15/25	3,754,000		4,096,046
Broadcom Inc, 4.1100%, 9/15/28	3,754,000		4,294,542
Broadcom Inc, 4.1500%, 11/15/30	7,710,000		8,912,483
Dell International LLC / EMC Corp, 6.0200%, 6/15/26 (144A)	9,310,000		11,364,940
Equinix Inc, 3.2000%, 11/18/29	9,789,000		10,784,168
Equinix Inc, 3.0000%, 7/15/50	4,397,000		4,444,341
Fidelity National Information Services Inc, 3.7500%, 5/21/29	2,260,000		2,651,975
Fiserv Inc, 2.2500%, 7/1/25	1,310,000	GBP	1,922,054
Fiserv Inc, 3.5000%, 7/1/29	6,240,000		7,121,749
Fiserv Inc, 1.6250%, 7/1/30	3,470,000	EUR	4,657,396
Gartner Inc, 3.7500%, 10/1/30 (144A)	2,601,000		2,731,050
Global Payments Inc, 2.6500%, 2/15/25	2,398,000		2,567,505
Global Payments Inc, 3.2000%, 8/15/29	3,880,000		4,306,569
Global Payments Inc, 2.9000%, 5/15/30	6,188,000		6,728,312
Iron Mountain Inc, 4.5000%, 2/15/31 (144A)	5,444,000		5,702,590
MSCI Inc, 4.0000%, 11/15/29 (144A)	2,026,000		2,157,690
MSCI Inc, 3.6250%, 9/1/30 (144A)	4,598,000		4,804,910
Oracle Corp, 2.9500%, 4/1/30	5,490,000		6,135,320
PayPal Holdings Inc, 2.8500%, 10/1/29	2,440,000		2,708,991
Qorvo Inc, 3.3750%, 4/1/31 (144A)	3,305,000		3,412,413
Rackspace Technology Inc, 5.3750%, 12/1/28 (144A)	2,908,000		3,046,712
salesforce.com Inc, 3.7000%, 4/11/28	2,252,000		2,656,065
VMware Inc, 3.9000%, 8/21/27	4,698,000		5,297,975
VMware Inc, 4.7000%, 5/15/30	14,565,000		17,513,272
			141,944,158
Total Corporate Bonds (cost $1,405,988,106)			1,550,815,541
Foreign Government Bonds– 18.0%
Australia Government Bond, 2.7500%, 4/21/24	53,129,000	AUD	44,516,852
Australia Government Bond, 0.2500%, 11/21/25	27,500,000	AUD	21,115,100
Australia Government Bond, 2.2500%, 5/21/28	28,000,000	AUD	24,021,274
Australia Government Bond, 3.2500%, 4/21/29	54,000,000	AUD	49,847,046
Canadian Government Bond, 1.7500%, 3/1/23	90,000,000	CAD	73,063,566
European Investment Bank, 3.2500%, 1/29/24	17,000,000		18,540,160
Federal Republic of Germany Bond, 0%, 2/15/30	30,000,000	EUR	38,748,946

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	DECEMBER 31, 2020

Janus Henderson Developed World Bond Fund

Schedule of Investments (unaudited)

December 31, 2020

Shares or Principal Amounts			Value
Foreign Government Bonds– (continued)
New Zealand Government Bond, 2.7500%, 4/15/25	66,000,000	NZD	$52,194,452
New Zealand Government Bond, 3.0000%, 4/20/29	20,000,000	NZD	16,898,521
United Kingdom Gilt, 0.5000%, 7/22/22	33,000,000	GBP	45,579,381
Total Foreign Government Bonds (cost $356,271,774)			384,525,298
Inflation-Indexed Bonds– 0.4%
United States Treasury Inflation Indexed Bonds, 0.1250%, 1/15/30ÇÇ((cost $7,260,324)	$7,387,965		8,238,358
Investment Companies– 6.0%
Money Markets – 6.0%
Janus Henderson Cash Liquidity Fund LLC, 0.1108%ºº,£((cost $128,894,818)	128,883,332		128,896,220
Total Investments (total cost $1,963,323,347) – 100.1%			2,140,633,432
Liabilities, net of Cash, Receivables and Other Assets – (0.1)%			(1,381,447)
Net Assets – 100%			$2,139,251,985

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$878,048,646	41.0%
United Kingdom	422,472,252	19.7
Australia	139,500,272	6.5
Canada	112,985,592	5.3
Netherlands	109,780,238	5.1
Germany	85,826,773	4.0
France	79,117,106	3.7
Switzerland	74,675,419	3.5
New Zealand	69,092,973	3.2
Ireland	57,224,346	2.7
Spain	35,956,399	1.7
Luxembourg	26,633,801	1.3
Belgium	22,667,570	1.1
Sweden	13,585,086	0.6
Bermuda	10,854,954	0.5
Poland	2,212,005	0.1

Total	$2,140,633,432	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Developed World Bond Fund

Schedule of Investments (unaudited)

December 31, 2020

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 12/31/20
Investment Companies - 6.0%
Money Markets - 6.0%
Janus Henderson Cash Liquidity Fund LLC, 0.1108%ºº	$73,949	$(1,888)	$1,402	$128,896,220
Investments Purchased with Cash Collateral from Securities Lending - N/A
Investment Companies - N/A
Janus Henderson Cash Collateral Fund LLC, 0.0264%ºº	2,409∆	-	-	-
Total Affiliated Investments - 6.0%	$76,358	$(1,888)	$1,402	$128,896,220

	Value at 6/30/20	Purchases	Sales Proceeds	Value at 12/31/20
Investment Companies - 6.0%
Money Markets - 6.0%
Janus Henderson Cash Liquidity Fund LLC, 0.1108%ºº	-	486,259,630	(357,362,924)	128,896,220
Investments Purchased with Cash Collateral from Securities Lending - N/A
Investment Companies - N/A
Janus Henderson Cash Collateral Fund LLC, 0.0264%ºº	-	13,889,783	(13,889,783)	-

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	DECEMBER 31, 2020

Janus Henderson Developed World Bond Fund

Schedule of Investments (unaudited)

December 31, 2020

Schedule of Forward Foreign Currency Exchange Contracts, Open

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
BNP Paribas:
Australian Dollar	1/27/21	139,588	$(105,310)	$2,312
Australian Dollar	1/27/21	(307,070,360)	229,273,546	(7,480,847)
British Pound	1/27/21	1,194,305	(1,598,720)	34,507
British Pound	1/27/21	(240,280,100)	320,878,659	(7,706,850)
Canadian Dollar	1/27/21	(86,665,337)	67,534,900	(569,909)
Euro	1/27/21	19,108,720	(23,225,617)	128,809
Euro	1/27/21	1,614,237	(1,978,720)	(5,822)
Euro	1/27/21	(6,519,267)	7,989,644	21,882
Euro	1/27/21	(340,320,894)	413,439,513	(2,496,180)
New Zealand Dollar	1/27/21	(91,648,087)	64,581,441	(1,348,393)
Total				$(19,420,491)

Schedule of Futures

Description	Number of Contracts	Expiration Date	Value and Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
Futures Sold:
10-Year US Treasury Note	1,168	3/31/21	$(161,275,250)	$(219,000)	$(131,971)
Euro-Bund	187	3/10/21	(40,825,740)	(173,958)	13,789
US Treasury Long Bond	334	3/31/21	(57,844,625)	448,813	(114,813)
Total				$55,855	$(232,995)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Developed World Bond Fund

Schedule of Investments (unaudited)

December 31, 2020

Schedule of Centrally Cleared Credit Default Swaps - Sell Protection(1)
Reference Asset Type/ Reference Asset	S&P Credit Rating	Maturity Date	Notional Amount(2)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/ (Liability)

Credit Default Swap Index

iTraxx Crossover Index, Fixed Rate 5.00% Paid Quarterly(3)	NR	12/20/25	131,950,000	EUR	$14,220,459	$5,243,310	$(412,002)
(1)

If a credit event occurs, the seller of protection will pay a net settlement amount equal to the notional amount of the swap less the recovery value of the reference asset from related offsetting purchase protection.

(2)	If a credit event occurs, the notional amount represents the maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection.
(3)

For those index credit default swaps entered into by the Fund to sell protection, “Variation Margin” serves as an indicator of the current status of payment and performance risk and represents the likelihood of an expected gain or loss should the notional amount of the swap be closed or sold at period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference asset’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.

Schedule of OTC Credit Default Swaps - Buy Protection
Counterparty/ Reference Asset	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Contracts, at Value Asset/(Liability)

Barclays Capital, Inc:

Renault SA, Fixed Rate 1.00%, Paid Quarterly	12/20/21	(3,000,000)	EUR	$10,704	$(21,814)	$(11,110)

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of December 31, 2020.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of December 31, 2020

	Credit Contracts	Currency Contracts	Interest Rate Contracts	Total
Asset Derivatives:
Forward foreign currency exchange contracts	$ -	$ 187,510	$ -	$ 187,510
Variation margin receivable	-	-	13,789	13,789

Total Asset Derivatives	$ -	$ 187,510	$ 13,789	$ 201,299
Liability Derivatives:
Forward foreign currency exchange contracts	$ -	$19,608,001	$ -	$19,608,001
Outstanding swap contracts, at value	11,110	-	-	11,110
Variation margin payable	412,002	-	246,784	658,786

Total Liability Derivatives	$423,112	$19,608,001	$ 246,784	$20,277,897

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

16	DECEMBER 31, 2020

Janus Henderson Developed World Bond Fund

Schedule of Investments (unaudited)

December 31, 2020

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended December 31, 2020.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the period ended December 31, 2020

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Credit Contracts	Currency Contracts	Interest Rate Contracts	Total
Futures contracts	$ -	$ -	$ 161,241	$ 161,241
Forward foreign currency exchange contracts	-	(60,514,554)	-	(60,514,554)
Swap contracts	12,312,901	-	-	12,312,901

Total	$12,312,901	$(60,514,554)	$ 161,241	$(48,040,412)

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Credit Contracts	Currency Contracts	Interest Rate Contracts	Total
Futures contracts	$ -	$ -	$ 1,127,181	$ 1,127,181
Forward foreign currency exchange contracts	-	(19,174,866)	-	(19,174,866)
Swap contracts	(1,386,644)	-	-	(1,386,644)

Total	$ (1,386,644)	$(19,174,866)	$ 1,127,181	$(19,434,329)

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Fund’s Statement of Operations.

Average Ending Monthly Market Value of Derivative Instruments During the Period Ended December 31, 2020

Market Value(a)
Credit default swaps, sell protection	$ 10,208,708
Credit default swaps, buy protection	9,762
Forward foreign currency exchange contracts, purchased	10,707,339
Forward foreign currency exchange contracts, sold	866,377,263
Futures contracts, sold	236,083,634

(a) Forward foreign currency exchange contracts are reported as the average ending monthly currency amount purchased or sold.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Developed World Bond Fund

Notes to Schedule of Investments and Other Information (unaudited)

Bloomberg Barclays Global Aggregate Credit Index (USD Hedged)	Bloomberg Barclays Global Aggregate Credit Index (USD Hedged) measures the credit sector of the global investment grade fixed-rate bond market, including corporate, government and agency securities.

ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
ULC	Unlimited Liability Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended December 31, 2020 is $420,497,976, which represents 19.7% of net assets.

ƒ

All or a portion of this position is not funded, or has been purchased on a delayed delivery or when-issued basis. If applicable, interest rates will be determined and interest will begin to accrue at a future date. See Notes to Financial Statements.

‡

Variable or floating rate security. Rate shown is the current rate as of December 31, 2020. Certain variable rate securities are not based on a published reference rate and spread; they are determined by the issuer or agent and current market conditions. Reference rate is as of reset date and may vary by security, which may not indicate a reference rate and/or spread in their description.

ÇÇ	Security is a U.S. Treasury Inflation-Protected Security (TIPS).

ºº	Rate shown is the 7-day yield as of December 31, 2020.

µ	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer. The date indicated, if any, represents the next call date.

Ç	Step bond. The coupon rate will increase or decrease periodically based upon a predetermined schedule. The rate shown reflects the current rate.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

18	DECEMBER 31, 2020

Janus Henderson Developed World Bond Fund

Notes to Schedule of Investments and Other Information (unaudited)

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2020. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$628,218	$-
Bank Loans and Mezzanine Loans	-	67,529,797	-
Corporate Bonds	-	1,550,815,541	-
Foreign Government Bonds	-	384,525,298	-
Inflation-Indexed Bonds	-	8,238,358	-
Investment Companies	-	128,896,220	-
Total Investments in Securities	$-	$2,140,633,432	$-
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	187,510	-
Variation Margin Receivable	13,789	-	-
Total Assets	$13,789	$2,140,820,942	$-
Liabilities
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	$-	$19,608,001	$-
Outstanding Swap Contracts, at Value	-	11,110	-
Variation Margin Payable	246,784	412,002	-
Total Liabilities	$246,784	$20,031,113	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Janus Investment Fund	19

Janus Henderson Developed World Bond Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2020

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value(1)	$2,011,737,212
Affiliated investments, at value(2)	128,896,220
Cash	9,011
Deposits with brokers for centrally cleared derivatives	15,867,938
Deposits with brokers for futures	3,727,857
Forward foreign currency exchange contracts	187,510
Variation margin receivable	13,789
Non-interested Trustees' deferred compensation	49,139
Receivables:
Interest	17,148,595
Fund shares sold	8,414,649
Investments sold	3,275,104
Dividends from affiliates	17,797
Foreign tax reclaims	880
Other assets	636,222
Total Assets	2,189,981,923
Liabilities:
Foreign cash due to custodian	1,864,660
Forward foreign currency exchange contracts	19,608,001
Outstanding swap contracts, at value(3)	11,110
Variation margin payable	658,786
Payables:	—
Investments purchased	19,042,323
Fund shares repurchased	7,512,893
Advisory fees	904,687
Dividends	442,967
Transfer agent fees and expenses	281,205
12b-1 Distribution and shareholder servicing fees	61,087
Non-interested Trustees' deferred compensation fees	49,139
Professional fees	29,370
Custodian fees	22,767
Affiliated fund administration fees payable	4,873
Non-interested Trustees' fees and expenses	1,998
Accrued expenses and other payables	234,072
Total Liabilities	50,729,938
Net Assets	$2,139,251,985

See Notes to Financial Statements.

20	DECEMBER 31, 2020

Janus Henderson Developed World Bond Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2020

Net Assets Consist of:
Capital (par value and paid-in surplus)	$2,074,083,903
Total distributable earnings (loss)	65,168,082
Total Net Assets	$2,139,251,985
Net Assets - Class A Shares	$100,276,148
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	9,944,844
Net Asset Value Per Share(4)	$10.08
Maximum Offering Price Per Share(5)	$10.58
Net Assets - Class C Shares	$40,921,090
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,087,548
Net Asset Value Per Share(4)	$10.01
Net Assets - Class D Shares	$47,467,924
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,710,093
Net Asset Value Per Share	$10.08
Net Assets - Class I Shares	$1,756,349,938
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	174,768,298
Net Asset Value Per Share	$10.05
Net Assets - Class N Shares	$51,826,888
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,155,274
Net Asset Value Per Share	$10.05
Net Assets - Class S Shares	$497,108
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	49,351
Net Asset Value Per Share	$10.07
Net Assets - Class T Shares	$141,912,889
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	14,092,274
Net Asset Value Per Share	$10.07

(1) Includes cost of $1,834,428,529.

(2) Includes cost of $128,894,818.

(3) Premiums paid $10,704.

(4) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(5) Maximum offering price is computed at 100/95.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Developed World Bond Fund

Statement of Operations (unaudited)

For the period ended December 31, 2020

Investment Income:
Interest	$25,838,967
Dividends from affiliates	73,949
Dividends	3,055
Affiliated securities lending income, net	2,409
Unaffiliated securities lending income, net	286
Other income	277,132
Total Investment Income	26,195,798
Expenses:
Advisory fees	4,972,229
12b-1 Distribution and shareholder servicing fees:
Class A Shares	109,319
Class C Shares	196,783
Class S Shares	513
Transfer agent administrative fees and expenses:
Class D Shares	24,253
Class S Shares	620
Class T Shares	153,840
Transfer agent networking and omnibus fees:
Class A Shares	50,464
Class C Shares	11,876
Class I Shares	675,017
Other transfer agent fees and expenses:
Class A Shares	2,695
Class C Shares	1,015
Class D Shares	2,717
Class I Shares	34,007
Class N Shares	678
Class S Shares	9
Class T Shares	575
Registration fees	90,687
Custodian fees	74,897
Shareholder reports expense	64,092
Professional fees	37,592
Affiliated fund administration fees	24,066
Non-interested Trustees’ fees and expenses	18,629
Other expenses	89,573
Total Expenses	6,636,146
Less: Excess Expense Reimbursement and Waivers	(635,971)
Net Expenses	6,000,175
Net Investment Income/(Loss)	20,195,623

See Notes to Financial Statements.

22	DECEMBER 31, 2020

Janus Henderson Developed World Bond Fund

Statement of Operations (unaudited)

For the period ended December 31, 2020

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$18,284,074
Investments in affiliates	(1,888)
Forward foreign currency exchange contracts	(60,514,554)
Futures contracts	161,241
Swap contracts	12,312,901
Total Net Realized Gain/(Loss) on Investments	(29,758,226)
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	123,101,957
Investments in affiliates	1,402
Forward foreign currency exchange contracts	(19,174,866)
Futures contracts	1,127,181
Swap contracts	(1,386,644)
Total Change in Unrealized Net Appreciation/Depreciation	103,669,030
Net Increase/(Decrease) in Net Assets Resulting from Operations	$94,106,427

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Developed World Bond Fund

Statements of Changes in Net Assets

	Period ended December 31, 2020 (unaudited)	Year ended June 30, 2020

Operations:
Net investment income/(loss)	$20,195,623	$24,084,973
Net realized gain/(loss) on investments	(29,758,226)	2,174,368
Change in unrealized net appreciation/depreciation	103,669,030	43,791,330
Net Increase/(Decrease) in Net Assets Resulting from Operations	94,106,427	70,050,671
Dividends and Distributions to Shareholders:
Class A Shares	(3,417,586)	(2,024,158)
Class C Shares	(1,292,321)	(995,645)
Class D Shares	(1,643,631)	(765,327)
Class I Shares	(61,956,322)	(44,470,595)
Class N Shares	(1,798,513)	(705,033)
Class S Shares	(16,720)	(6,868)
Class T Shares	(4,801,664)	(4,088,674)
Net Decrease from Dividends and Distributions to Shareholders	(74,926,757)	(53,056,300)
Capital Share Transactions:
Class A Shares	40,615,565	6,448,882
Class C Shares	2,762,833	(349,460)
Class D Shares	16,914,269	13,866,899
Class I Shares	391,272,225	383,616,125
Class N Shares	19,698,100	26,213,329
Class S Shares	271,859	61,348
Class T Shares	40,481,777	31,399,317
Net Increase/(Decrease) from Capital Share Transactions	512,016,628	461,256,440
Net Increase/(Decrease) in Net Assets	531,196,298	478,250,811
Net Assets:
Beginning of period	1,608,055,687	1,129,804,876
End of period	$2,139,251,985	$1,608,055,687

See Notes to Financial Statements.

24	DECEMBER 31, 2020

Janus Henderson Developed World Bond Fund

Financial Highlights

Class A Shares
For a share outstanding during the period end December 31, 2020 (unaudited) and the year or period ended June 30	2020	2020	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$9.94	$9.69	$9.35	$9.46	$9.34
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.10	0.14	0.18	0.21	0.26
Net realized and unrealized gain/(loss)	0.40	0.44	0.58	(0.12)	0.11
Total from Investment Operations	0.50	0.58	0.76	0.09	0.37
Less Dividends and Distributions:
Dividends (from net investment income)	(0.36)	(0.30)	(0.42)	(0.20)	(0.12)
Distributions (from capital gains)	—	(0.03)	—	—	—
Return of capital	—	—	—	—	(0.13)
Total Dividends and Distributions	(0.36)	(0.33)	(0.42)	(0.20)	(0.25)
Net Asset Value, End of Period	$10.08	$9.94	$9.69	$9.35	$9.46
Total Return*	5.09%	6.07%	8.48%	0.99%	3.99%
Net Assets, End of Period (in thousands)	$100,276	$59,079	$51,463	$40,600	$43,047
Average Net Assets for the Period (in thousands)	$85,115	$59,858	$43,495	$43,700	$60,131
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.95%	0.94%	0.99%	0.98%	1.01%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.84%	0.90%	0.99%	0.98%	1.01%
Ratio of Net Investment Income/(Loss)	1.94%	1.45%	1.98%	2.23%	2.99%
Portfolio Turnover Rate	15%	88%	42%	125%	112%

Class C Shares
For a share outstanding during the period end December 31, 2020 (unaudited) and the year or period ended June 30	2020	2020	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$9.87	$9.63	$9.30	$9.41	$9.29
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.06	0.07	0.12	0.14	0.19
Net realized and unrealized gain/(loss)	0.41	0.43	0.57	(0.12)	0.11
Total from Investment Operations	0.47	0.50	0.69	0.02	0.30
Less Dividends and Distributions:
Dividends (from net investment income)	(0.33)	(0.23)	(0.36)	(0.13)	(0.08)
Distributions (from capital gains)	—	(0.03)	—	—	—
Return of capital	—	—	—	—	(0.10)
Total Dividends and Distributions	(0.33)	(0.26)	(0.36)	(0.13)	(0.18)
Net Asset Value, End of Period	$10.01	$9.87	$9.63	$9.30	$9.41
Total Return*	4.74%	5.26%	7.67%	0.25%	3.31%
Net Assets, End of Period (in thousands)	$40,921	$37,641	$37,165	$40,085	$39,923
Average Net Assets for the Period (in thousands)	$39,416	$37,191	$36,574	$39,996	$46,079
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.63%	1.64%	1.72%	1.72%	1.77%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.57%	1.62%	1.72%	1.72%	1.77%
Ratio of Net Investment Income/(Loss)	1.18%	0.74%	1.27%	1.48%	2.22%
Portfolio Turnover Rate	15%	88%	42%	125%	112%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2016 through June 30, 2017. The Fund changed its fiscal year end from July 31 to June 30.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	25

Janus Henderson Developed World Bond Fund

Financial Highlights

Class A Shares
For a share outstanding during the year or period ended July 31	2016	2015
Net Asset Value, Beginning of Period	$9.09	$9.13
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.25	0.32
Net realized and unrealized gain/(loss)	0.24	0.01
Total from Investment Operations	0.49	0.33
Less Dividends and Distributions:
Dividends (from net investment income)	(0.24)	(0.37)
Total Dividends and Distributions	(0.24)	(0.37)
Net Asset Value, End of Period	$9.34	$9.09
Total Return*	5.46%	3.71%
Net Assets, End of Period (in thousands)	$66,863	$28,200
Average Net Assets for the Period (in thousands)	$47,477	$20,111
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.04%(2)	1.15%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.04%(2)	1.09%
Ratio of Net Investment Income/(Loss)	2.72%(3)	3.52%
Portfolio Turnover Rate	110%	54%

Class C Shares
For a share outstanding during the year or period ended July 31	2016	2015
Net Asset Value, Beginning of Period	$9.04	$9.09
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.18	0.26
Net realized and unrealized gain/(loss)	0.24	—(4)
Total from Investment Operations	0.42	0.26
Less Dividends and Distributions:
Dividends (from net investment income)	(0.17)	(0.31)
Total Dividends and Distributions	(0.17)	(0.31)
Net Asset Value, End of Period	$9.29	$9.04
Total Return*	4.70%	2.84%
Net Assets, End of Period (in thousands)	$50,531	$30,034
Average Net Assets for the Period (in thousands)	$40,443	$25,216
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.80%(2)	1.92%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.80%(2)	1.85%
Ratio of Net Investment Income/(Loss)	1.98%(3)	2.84%
Portfolio Turnover Rate	110%	54%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) The Ratio of Gross Expenses and Ratio of Net Expenses (After Waivers and Expense Offsets) include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Gross Expenses and Ratio of Net Expenses (After Waivers and Expense Offsets) would have been 0.01% higher had the custodian not reimbursed the Fund.

(3) The Ratio of Net Investment Income/(Loss) include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Net Investment Income/(Loss) would have been 0.01% lower had the custodian not reimbursed the Fund.

(4) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

26	DECEMBER 31, 2020

Janus Henderson Developed World Bond Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended December 31, 2020 (unaudited) and the year or period ended June 30	2020	2020	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$9.93	$9.69	$9.34	$9.45	$9.49
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.11	0.16	0.20	0.22	0.02
Net realized and unrealized gain/(loss)	0.41	0.43	0.59	(0.11)	(0.03)
Total from Investment Operations	0.52	0.59	0.79	0.11	(0.01)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.37)	(0.32)	(0.44)	(0.22)	(0.01)
Distributions (from capital gains)	—	(0.03)	—	—	—
Return of capital	—	—	—	—	(0.02)
Total Dividends and Distributions	(0.37)	(0.35)	(0.44)	(0.22)	(0.03)
Net Asset Value, End of Period	$10.08	$9.93	$9.69	$9.34	$9.45
Total Return*	5.26%	6.17%	8.78%	1.17%	(0.09)%
Net Assets, End of Period (in thousands)	$47,468	$30,219	$16,056	$8,848	$450
Average Net Assets for the Period (in thousands)	$40,661	$21,662	$10,281	$6,302	$270
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.72%	0.75%	0.86%	0.79%	0.90%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.70%	0.73%	0.81%	0.79%	0.89%
Ratio of Net Investment Income/(Loss)	2.08%	1.65%	2.13%	2.39%	3.54%
Portfolio Turnover Rate	15%	88%	42%	125%	112%

Class I Shares
For a share outstanding during the period end December 31, 2020 (unaudited) and the year or period ended June 30	2020	2020	2019	2018	2017(3)
Net Asset Value, Beginning of Period	$9.91	$9.66	$9.32	$9.43	$9.31
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.11	0.17	0.21	0.23	0.27
Net realized and unrealized gain/(loss)	0.40	0.43	0.58	(0.11)	0.12
Total from Investment Operations	0.51	0.60	0.79	0.12	0.39
Less Dividends and Distributions:
Dividends (from net investment income)	(0.37)	(0.32)	(0.45)	(0.23)	(0.12)
Distributions (from capital gains)	—	(0.03)	—	—	—
Return of capital	—	—	—	—	(0.15)
Total Dividends and Distributions	(0.37)	(0.35)	(0.45)	(0.23)	(0.27)
Net Asset Value, End of Period	$10.05	$9.91	$9.66	$9.32	$9.43
Total Return*	5.23%	6.36%	8.77%	1.25%	4.26%
Net Assets, End of Period (in thousands)	$1,756,350	$1,348,740	$948,619	$659,214	$333,853
Average Net Assets for the Period (in thousands)	$1,547,957	$1,202,926	$732,591	$496,179	$326,067
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.66%	0.68%	0.74%	0.72%	0.76%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.59%	0.65%	0.74%	0.72%	0.76%
Ratio of Net Investment Income/(Loss)	2.18%	1.71%	2.23%	2.47%	3.21%
Portfolio Turnover Rate	15%	88%	42%	125%	112%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from June 5, 2017 (inception date) through June 30, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Period from August 1, 2016 through June 30, 2017. The Fund changed its fiscal year end from July 31 to June 30.

See Notes to Financial Statements.

Janus Investment Fund	27

Janus Henderson Developed World Bond Fund

Financial Highlights

Class I Shares
For a share outstanding during the year or period ended July 31	2016	2015
Net Asset Value, Beginning of Period	$9.06	$9.11
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.27	0.34
Net realized and unrealized gain/(loss)	0.23	0.01
Total from Investment Operations	0.50	0.35
Less Dividends and Distributions:
Dividends (from net investment income)	(0.25)	(0.40)
Total Dividends and Distributions	(0.25)	(0.40)
Net Asset Value, End of Period	$9.31	$9.06
Total Return*	5.70%	3.86%
Net Assets, End of Period (in thousands)	$323,462	$106,544
Average Net Assets for the Period (in thousands)	$227,875	$65,902
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.79%(2)	0.92%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.79%(2)	0.84%
Ratio of Net Investment Income/(Loss)	2.96%(3)	3.73%
Portfolio Turnover Rate	110%	54%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) The Ratio of Gross Expenses and Ratio of Net Expenses (After Waivers and Expense Offsets) include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Gross Expenses and Ratio of Net Expenses (After Waivers and Expense Offsets) would have been 0.01% higher had the custodian not reimbursed the Fund.

(3) The Ratio of Net Investment Income/(Loss) include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Net Investment Income/(Loss) would have been 0.01% lower had the custodian not reimbursed the Fund.

See Notes to Financial Statements.

28	DECEMBER 31, 2020

Janus Henderson Developed World Bond Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended December 31, 2020 (unaudited) and the year or period ended June 30	2020	2020	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$9.91	$9.67	$9.32	$9.44	$9.32
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.11	0.18	0.21	0.23	0.28
Net realized and unrealized gain/(loss)	0.41	0.42	0.59	(0.12)	0.11
Total from Investment Operations	0.52	0.60	0.80	0.11	0.39
Less Dividends and Distributions:
Dividends (from net investment income)	(0.38)	(0.33)	(0.45)	(0.23)	(0.12)
Distributions (from capital gains)	—	(0.03)	—	—	—
Return of capital	—	—	—	—	(0.15)
Total Dividends and Distributions	(0.38)	(0.36)	(0.45)	(0.23)	(0.27)
Net Asset Value, End of Period	$10.05	$9.91	$9.67	$9.32	$9.44
Total Return*	5.23%	6.32%	8.94%	1.19%	4.31%
Net Assets, End of Period (in thousands)	$51,827	$31,829	$5,789	$4,168	$1,340
Average Net Assets for the Period (in thousands)	$41,361	$19,208	$5,062	$2,007	$1,434
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.58%	0.61%	0.71%	0.67%	0.70%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.58%	0.59%	0.67%	0.67%	0.70%
Ratio of Net Investment Income/(Loss)	2.22%	1.82%	2.31%	2.51%	3.25%
Portfolio Turnover Rate	15%	88%	42%	125%	112%

Class S Shares
For a share outstanding during the period ended December 31, 2020 (unaudited) and the year or period ended June 30	2020	2020	2019	2018	2017(3)
Net Asset Value, Beginning of Period	$9.93	$9.69	$9.34	$9.45	$9.49
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.09	0.13	0.18	0.20	—(4)
Net realized and unrealized gain/(loss)	0.40	0.42	0.59	(0.12)	(0.01)
Total from Investment Operations	0.49	0.55	0.77	0.08	(0.01)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.35)	(0.28)	(0.42)	(0.19)	(0.01)
Distributions (from capital gains)	—	(0.03)	—	—	—
Return of capital	—	—	—	—	(0.02)
Total Dividends and Distributions	(0.35)	(0.31)	(0.42)	(0.19)	(0.03)
Net Asset Value, End of Period	$10.07	$9.93	$9.69	$9.34	$9.45
Total Return*	4.99%	5.83%	8.51%	0.85%	(0.11)%
Net Assets, End of Period (in thousands)	$497	$224	$158	$121	$50
Average Net Assets for the Period (in thousands)	$484	$201	$141	$70	$50
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.66%	2.55%	3.21%	2.19%	1.22%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.03%	1.06%	1.06%	1.05%	1.22%
Ratio of Net Investment Income/(Loss)	1.71%	1.31%	1.91%	2.12%	(0.55)%
Portfolio Turnover Rate	15%	88%	42%	125%	112%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2016 through June 30, 2017. The Fund changed its fiscal year end from July 31 to June 30.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Period from June 5, 2017 (inception date) through June 30, 2017.

(4) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	29

Janus Henderson Developed World Bond Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended July 31	2016(1)
Net Asset Value, Beginning of Period	$8.99
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.17
Net realized and unrealized gain/(loss)	0.32
Total from Investment Operations	0.49
Less Dividends and Distributions:
Dividends (from net investment income)	(0.16)
Total Dividends and Distributions	(0.16)
Net Asset Value, End of Period	$9.32
Total Return*	5.57%
Net Assets, End of Period (in thousands)	$1,528
Average Net Assets for the Period (in thousands)	$1,413
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.73%(3)
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.73%(3)
Ratio of Net Investment Income/(Loss)	2.77%(4)
Portfolio Turnover Rate	110%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from November 30, 2015 (inception date) through July 31, 2016.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) The Ratio of Gross Expenses and Ratio of Net Expenses (After Waivers and Expense Offsets) include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Gross Expenses and Ratio of Net Expenses (After Waivers and Expense Offsets) would have been 0.01% higher had the custodian not reimbursed the Fund.

(4) The Ratio of Net Investment Income/(Loss) include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Net Investment Income/(Loss) would have been 0.01% lower had the custodian not reimbursed the Fund.

See Notes to Financial Statements.

30	DECEMBER 31, 2020

Janus Henderson Developed World Bond Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended December 31, 2020 (unaudited) and the year or period ended June 30	2020	2020	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$9.93	$9.68	$9.34	$9.45	$9.49
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.10	0.15	0.19	0.21	—(3)
Net realized and unrealized gain/(loss)	0.40	0.44	0.58	(0.10)	(0.01)
Total from Investment Operations	0.50	0.59	0.77	0.11	(0.01)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.36)	(0.31)	(0.43)	(0.22)	(0.01)
Distributions (from capital gains)	—	(0.03)	—	—	—
Return of capital	—	—	—	—	(0.02)
Total Dividends and Distributions	(0.36)	(0.34)	(0.43)	(0.22)	(0.03)
Net Asset Value, End of Period	$10.07	$9.93	$9.68	$9.34	$9.45
Total Return*	5.11%	6.17%	8.59%	1.11%	(0.10)%
Net Assets, End of Period (in thousands)	$141,913	$100,323	$70,554	$30,023	$55
Average Net Assets for the Period (in thousands)	$119,763	$106,719	$45,901	$19,756	$53
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.83%	0.84%	0.91%	0.89%	0.95%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.81%	0.83%	0.90%	0.88%	0.95%
Ratio of Net Investment Income/(Loss)	1.97%	1.52%	2.05%	2.31%	(0.01)%
Portfolio Turnover Rate	15%	88%	42%	125%	112%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from June 5, 2017 (inception date) through June 30, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	31

Janus Henderson Developed World Bond Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Developed World Bond Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 45 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks total return through current income and capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act.

Pursuant to the Agreement and Plan of Reorganization, the Fund acquired all the assets and liabilities of the Henderson Strategic Income Fund (the “Predecessor Fund”), a series of Henderson Global Funds, in exchange for Class A, Class C, Class I and Class N Fund shares having an aggregate net asset value equal to the value of the aggregate net assets of the same share class of the Predecessor Fund (except that Class R6 Predecessor Fund shares were exchanged for Class N Fund shares) (the “Reorganization”). The Reorganization occurred at the close of business on June 2, 2017.

The Predecessor Fund and the Fund had identical investment objectives and substantially similar investment policies and principal risks. For financial reporting purposes, the Predecessor Fund’s financial and performance history prior to the Reorganization is carried forward and reflected in the Fund’s financial highlights.

The last fiscal year end of the Predecessor Fund was July 31, 2016. Subsequent to July 31, 2016, the Fund changed its fiscal year end to June 30, 2017, to reflect the fiscal year end of certain funds of the Trust.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting priciples ("US GAAP")).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds currently implement an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

It is expected that the conversion of Class C Shares to Class A Shares will not result in a taxable event. Please consult your tax adviser for further information.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

32	DECEMBER 31, 2020

Janus Henderson Developed World Bond Fund

Notes to Financial Statements (unaudited)

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with United States of America generally accepted accounting principles ("US GAAP").

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Janus Investment Fund	33

Janus Henderson Developed World Bond Fund

Notes to Financial Statements (unaudited)

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2020 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

34	DECEMBER 31, 2020

Janus Henderson Developed World Bond Fund

Notes to Financial Statements (unaudited)

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

Dividends are declared and distributed monthly for the Fund. Realized capital gains, if any, are declared and distributed in December. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on futures contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended December 31, 2020 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

Janus Investment Fund	35

Janus Henderson Developed World Bond Fund

Notes to Financial Statements (unaudited)

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty

36	DECEMBER 31, 2020

Janus Henderson Developed World Bond Fund

Notes to Financial Statements (unaudited)

and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital's ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the period, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used. Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). The change in unrealized net appreciation/depreciation is reported on the Statement of Operations (if applicable). When a contract is closed, a realized gain or loss is reported on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the period, the Fund purchased interest rate futures to increase exposure to interest rate risk.

Janus Investment Fund	37

Janus Henderson Developed World Bond Fund

Notes to Financial Statements (unaudited)

During the period, the Fund sold interest rate futures to decrease exposure to interest rate risk.

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. If the other party to a swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the OTC market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Fund to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Fund will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member. Alternatively, the Fund may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Fund may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the U.S. Commodity Futures Trading Commission (“CFTC”). A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.

Index swaps, interest rate swaps, and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades. The market value of swap contracts are aggregated by positive and negative values and are disclosed separately as an asset or liability on the Fund’s Statement of Assets and Liabilities (if applicable). Realized gains and losses are reported on the Fund’s Statement of Operations (if applicable). The change in unrealized net appreciation or depreciation during the period is included in the Statement of Operations (if applicable).

The Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

The Fund may enter into various types of credit default swap agreements, including OTC credit default swap agreements, for investment purposes, to add leverage to its Fund, or to hedge against widening credit spreads on high-yield/high-risk bonds. Credit default swaps are a specific kind of counterparty agreement that allow the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. Credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk, and credit risk. The Fund will generally incur a greater degree of risk when it sells a credit default swap than when it purchases a credit default swap. As a buyer of a credit default swap, the Fund may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable

38	DECEMBER 31, 2020

Janus Henderson Developed World Bond Fund

Notes to Financial Statements (unaudited)

obligation received by the Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Fund.

As a buyer of credit protection, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default or other credit event by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund as buyer would pay to the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and potentially received no benefit from the contract.

If the Fund is the seller of credit protection against a particular security, the Fund would receive an up-front or periodic payment to compensate against potential credit events. As the seller in a credit default swap contract, the Fund would be required to pay the par value (the “notional value”) (or other agreed-upon value) of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional value of the swap. The maximum potential amount of future payments (undiscounted) that the Fund as a seller could be required to make in a credit default transaction would be the notional amount of the agreement.

The Fund may invest in single-name credit default swaps (“CDS”) to buy or sell credit protection to hedge its credit exposure, gain issuer exposure without owning the underlying security, or increase the Fund’s total return. Single-name CDS enable the Fund to buy or sell protection against a credit event of a specific issuer. When the Fund buys a single-name CDS, the Fund will receive a return on its investment only in the event of a credit event, such as default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). If a single-name CDS transaction is particularly large, or if the relevant market is illiquid, it may not be possible for the Fund to initiate a single-name CDS transaction or to liquidate its position at an advantageous time or price, which may result in significant losses. Moreover, the Fund bears the risk of loss of the amount expected to be received under a single-name CDS in the event of the default or bankruptcy of the counterparty. The risks associated with cleared single-name CDS may be lower than that for uncleared single-name CDS because for cleared single-name CDS, the counterparty is a clearinghouse (to the extent such a trading market is available). However, there can be no assurance that a clearinghouse or its members will satisfy their obligations to the Fund.

The Fund may invest in CDXs. A CDX is a swap on an index of credit default swaps. CDXs allow an investor to manage credit risk or take a position on a basket of credit entities (such as credit default swaps or commercial mortgage-backed securities) in a more efficient manner than transacting in a single-name CDS. If a credit event occurs in one of the underlying companies, the protection is paid out via the delivery of the defaulted bond by the buyer of protection in return for a payment of notional value of the defaulted bond by the seller of protection or it may be settled through a cash settlement between the two parties. The underlying company is then removed from the index. If the Fund holds a long position in a CDX, the Fund would indirectly bear its proportionate share of any expenses paid by a CDX. A Fund holding a long position in CDXs typically receives income from principal or interest paid on the underlying securities. By investing in CDXs, the Fund could be exposed to illiquidity risk, counterparty risk, and credit risk of the issuers of the underlying loan obligations and of the CDX markets. If there is a default by the CDX counterparty, the Fund will have contractual remedies pursuant to the agreements related to the transaction. CDXs also bear the risk that the Fund will not be able to meet its obligation to the counterparty.

During the period, the Fund purchased protection via the credit default swap market in order to reduce credit risk exposure to individual corporates, countries and/or credit indices where reducing this exposure via the cash bond market was less attractive.

During the period, the Fund sold protection via the credit default swap market in order to gain credit risk exposure to individual corporates, countries and/or credit indices where gaining this exposure via the cash bond market was less attractive.

Janus Investment Fund	39

Janus Henderson Developed World Bond Fund

Notes to Financial Statements (unaudited)

3. Other Investments and Strategies

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

In the aftermath of the 2007-2008 financial crisis, the financial sector experienced reduced liquidity in credit and other fixed-income markets, and an unusually high degree of volatility, both domestically and internationally. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took a number of unprecedented steps designed to support the financial markets. For example, the enactment of the Dodd-Frank Act in 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. More recently, in response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record-low levels. Extremely low or negative interest rates may become more prevalent or may not work as intended. As there is little precedent for this situation, the impact on various markets that interest rate or other significant policy changes may have is unknown. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including Janus Capital or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU, commonly known as “Brexit,” which immediately led to significant market volatility around the world, as well as political, economic and legal uncertainty. The United Kingdom formally left the EU on January 31, 2020 and entered into an eleven-month transition period, which expired on December 31, 2020. The negative impact on not only the United Kingdom and European economies could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on the United Kingdom and/or Europe for their business activities and revenues. Any further exits from the EU, or an increase in the belief that such exits are likely or possible, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

40	DECEMBER 31, 2020

Janus Henderson Developed World Bond Fund

Notes to Financial Statements (unaudited)

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Inflation-Linked Securities

The Fund may invest in inflation-indexed bonds, including municipal inflation-indexed bonds and corporate inflation-indexed bonds, or in derivatives that are linked to these securities. Inflation-linked bonds are fixed-income securities that have a principal value that is periodically adjusted according to the rate of inflation. If an index measuring inflation falls, the principal value of inflation-indexed bonds will typically be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Because of their inflation adjustment feature, inflation-linked bonds typically have lower yields than conventional fixed-rate bonds. In addition, inflation-linked bonds also normally decline in price when real interest rates rise. In the event of deflation, when prices decline over time, the principal and income of inflation-linked bonds would likely decline, resulting in losses to the Fund.

In the case of Treasury Inflation-Protected Securities, also known as TIPS, repayment of original bond principal upon maturity (as adjusted for inflation) is guaranteed by the U.S. Treasury. For inflation-linked bonds that do not provide a similar guarantee, the adjusted principal value of the inflation-linked bond repaid at maturity may be less than the original principal. Other non-U.S. sovereign governments also issue inflation-linked securities (sometimes referred to as “linkers”) that are tied to their own local consumer price indices. In certain of these non-U.S. jurisdictions, the repayment of the original bond principal upon the maturity of an inflation-linked bond is not guaranteed, allowing for the amount of the bond repaid at maturity to be less than par. Inflation-linked bonds may also be issued by, or related to, sovereign governments of other developed countries, emerging market countries, or companies or other entities not affiliated with governments.

Loans

The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of December 31, 2020.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally

Janus Investment Fund	41

Janus Henderson Developed World Bond Fund

Notes to Financial Statements (unaudited)

below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer and commercial loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, extension risk (if interest rates rise), and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral

42	DECEMBER 31, 2020

Janus Henderson Developed World Bond Fund

Notes to Financial Statements (unaudited)

agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment.

The following tables present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of December 31, 2020” table located in the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

BNP Paribas	$187,510	$(187,510)	$—	$—

Total	$187,510	$(187,510)	$—	$—
Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Liabilities	or Liability(a)	Pledged(b)	Net Amount

Barclays Capital, Inc	$11,110	$—	$—	$11,110
BNP Paribas	19,608,001	(187,510)	—	19,420,491

Total	$19,619,111	$(187,510)	$—	$19,431,601
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

The Fund generally does not exchange collateral on its forward foreign currency contracts with its counterparties; however, all liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Certain securities may be segregated at the Fund’s custodian. These segregated securities are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their cover and/or market value equals or exceeds the Fund’s corresponding forward foreign currency exchange contract's obligation value.

The Fund may require the counterparty to pledge securities as collateral daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized gain on OTC derivative contracts with a particular counterparty. The Fund may deposit cash as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial margin requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement. Collateral may reduce the risk of loss.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real

Janus Investment Fund	43

Janus Henderson Developed World Bond Fund

Notes to Financial Statements (unaudited)

estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. The Fund may lend fund securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the Securities and Exchange Commission (the "SEC"). If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to primarily invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations.

There were no securities on loan as of December 31, 2020.

Sovereign Debt

The Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from

44	DECEMBER 31, 2020

Janus Henderson Developed World Bond Fund

Notes to Financial Statements (unaudited)

foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.

When-Issued, Delayed Delivery and Forward Commitment Transactions

The Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the other party to a transaction fails to deliver the securities, the Fund could miss a favorable price or yield opportunity. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, the Fund could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, the Fund will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed upon price on the settlement date. The Fund may dispose of or renegotiate a transaction after it is entered into, and may purchase or sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a gain or loss.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $1 Billion	0.55
Next $500 Million	0.50
Above $1.5 Billion	0.45

The Fund’s actual investment advisory fee rate for the reporting period was 0.53% of average annual net assets before any applicable waivers.

Janus Capital has entered into a personnel-sharing arrangement with its foreign (non-U.S.) affiliates, Henderson Global Investors Limited, Henderson Global Investors (Japan) Ltd., and Henderson Global Investors (Singapore) Ltd. (collectively, “HGIL”), pursuant to which HGIL and certain employees of HGIL serve as “associated persons” of Janus Capital. In this capacity, such employees of HGIL are subject to the oversight and supervision of Janus Capital and may provide portfolio management, research, and related services to the Fund on behalf of Janus Capital.

Effective March 31, 2020, Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, networking/omnibus/administrative fees and out-of-pocket transfer agency fees, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (but not including out-of-pocket costs), and administrative services fees, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.57% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least October 31, 2021. Networking/omnibus/administrative fees and out-of-pocket transfer agency fees were not waived under the Fund’s prior expense limitation agreement. The previous expense limit (until March 30, 2020) was 0.64%. If applicable,

Janus Investment Fund	45

Janus Henderson Developed World Bond Fund

Notes to Financial Statements (unaudited)

amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund pays an annual administrative services fee based on the average daily net assets of Class D Shares for shareholder services provided by Janus Services, as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

The Fund’s actual Class D administrative fee rate was 0.12% for the reporting period.

Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the

46	DECEMBER 31, 2020

Janus Henderson Developed World Bond Fund

Notes to Financial Statements (unaudited)

Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $166,938 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2020. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2020 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2020 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $251,025 were paid by the Trust to the Trustees under the Deferred Plan during the period ended December 31, 2020.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period.

Janus Investment Fund	47

Janus Henderson Developed World Bond Fund

Notes to Financial Statements (unaudited)

There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended December 31, 2020 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 4.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the period ended December 31, 2020, Janus Henderson Distributors retained upfront sales charges of $9,675.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the period ended December 31, 2020, redeeming shareholders of Class A Shares paid CDSCs of $2 to Janus Henderson Distributors.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended December 31, 2020, redeeming shareholders of Class C Shares paid CDSCs of $1,619.

5. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2020, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended June 30, 2020
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(37,094,833)	$(48,048,431)	$ (85,143,264)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2020 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, straddle deferrals, and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 1,968,734,547	$172,217,993	$ (319,108)	$ 171,898,885

48	DECEMBER 31, 2020

Janus Henderson Developed World Bond Fund

Notes to Financial Statements (unaudited)

Information on the tax components of derivatives as of December 31, 2020 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 14,231,163	$ 5,879,633	$(20,022,773)	$ (14,143,140)

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

6. Capital Share Transactions

	Period ended December 31, 2020		Year ended June 30, 2020
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	4,998,019	$ 50,827,972	3,649,180	$ 35,708,506
Reinvested dividends and distributions	306,834	3,090,782	188,803	1,833,350
Shares repurchased	(1,305,043)	(13,303,189)	(3,202,078)	(31,092,974)
Net Increase/(Decrease)	3,999,810	$ 40,615,565	635,905	$ 6,448,882
Class C Shares:
Shares sold	770,867	$ 7,786,604	1,902,787	$ 18,490,357
Reinvested dividends and distributions	116,801	1,167,660	92,453	889,160
Shares repurchased	(614,006)	(6,191,431)	(2,040,062)	(19,728,977)
Net Increase/(Decrease)	273,662	$ 2,762,833	(44,822)	$ (349,460)
Class D Shares:
Shares sold	2,093,417	$ 21,256,791	2,705,399	$ 26,522,420
Reinvested dividends and distributions	160,069	1,612,475	76,724	745,010
Shares repurchased	(585,710)	(5,954,997)	(1,396,780)	(13,400,531)
Net Increase/(Decrease)	1,667,776	$ 16,914,269	1,385,343	$ 13,866,899
Class I Shares:
Shares sold	53,858,463	$546,199,883	101,325,222	$985,964,932
Reinvested dividends and distributions	5,401,513	54,261,720	4,018,988	38,927,774
Shares repurchased	(20,641,181)	(209,189,378)	(67,365,757)	(641,276,581)
Net Increase/(Decrease)	38,618,795	$391,272,225	37,978,453	$383,616,125
Class N Shares:
Shares sold	2,307,112	$ 23,410,865	3,886,797	$ 37,866,390
Reinvested dividends and distributions	158,150	1,588,563	64,923	629,285
Shares repurchased	(521,720)	(5,301,328)	(1,338,783)	(12,282,346)
Net Increase/(Decrease)	1,943,542	$ 19,698,100	2,612,937	$ 26,213,329
Class S Shares:
Shares sold	37,327	$ 379,452	6,278	$ 61,936
Reinvested dividends and distributions	1,662	16,720	709	6,868
Shares repurchased	(12,160)	(124,313)	(781)	(7,456)
Net Increase/(Decrease)	26,829	$ 271,859	6,206	$ 61,348
Class T Shares:
Shares sold	4,650,411	$ 47,260,968	13,094,096	$128,213,150
Reinvested dividends and distributions	472,064	4,750,420	419,488	4,065,526
Shares repurchased	(1,134,841)	(11,529,611)	(10,695,753)	(100,879,359)
Net Increase/(Decrease)	3,987,634	$ 40,481,777	2,817,831	$ 31,399,317

Janus Investment Fund	49

Janus Henderson Developed World Bond Fund

Notes to Financial Statements (unaudited)

7. Purchases and Sales of Investment Securities

For the period ended December 31, 2020, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$619,806,406	$ 270,044,691	$ -	$ -

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2020 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

50	DECEMBER 31, 2020

Janus Henderson Developed World Bond Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each Fund of Janus Investment Fund (together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreements for the Janus Henderson Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2020, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2021 through February 1, 2022, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus

Janus Investment Fund	51

Janus Henderson Developed World Bond Fund

Additional Information (unaudited)

Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital generally does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2020, approximately 75% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers, and for the 12 months ended September 30, 2020, approximately 62% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

52	DECEMBER 31, 2020

Janus Henderson Developed World Bond Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Developed World Bond Fund, the Trustees noted the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

Janus Investment Fund	53

Janus Henderson Developed World Bond Fund

Additional Information (unaudited)

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

54	DECEMBER 31, 2020

Janus Henderson Developed World Bond Fund

Additional Information (unaudited)

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance.

Janus Investment Fund	55

Janus Henderson Developed World Bond Fund

Additional Information (unaudited)

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory fees and any administration fees but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 10% under the average total expenses of the respective Broadridge Expense Group peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 9% under the average management fees for the respective Broadridge Expense Group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

56	DECEMBER 31, 2020

Janus Henderson Developed World Bond Fund

Additional Information (unaudited)

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to funds subadvised by Janus Capital and to the fees Janus Capital charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very distinct relative to retail funds; and (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; (4) 9 of 10 Janus Henderson Funds have lower management fees than similar funds subadvised by Janus Capital; and (5) 5 of 8 Janus Henderson Funds have lower management fees than similar separate accounts managed by Janus Capital.

The Trustees considered the fees for each Fund for its fiscal year ended in 2019, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Investment Fund	57

Janus Henderson Developed World Bond Fund

Additional Information (unaudited)

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

58	DECEMBER 31, 2020

Janus Henderson Developed World Bond Fund

Additional Information (unaudited)

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that, the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Venture Fund, the Trustees noted that, the Fund’s total expenses were below the peer group for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

Janus Investment Fund	59

Janus Henderson Developed World Bond Fund

Additional Information (unaudited)

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by Janus Capital were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital

60	DECEMBER 31, 2020

Janus Henderson Developed World Bond Fund

Additional Information (unaudited)

and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 73% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. They also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) as the assets of some of the Janus Henderson Funds have declined in the past few years, certain of those Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined; (3) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (4) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by Janus Capital and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their

Janus Investment Fund	61

Janus Henderson Developed World Bond Fund

Additional Information (unaudited)

relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

62	DECEMBER 31, 2020

Janus Henderson Developed World Bond Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2020. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

Janus Investment Fund	63

Janus Henderson Developed World Bond Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

64	DECEMBER 31, 2020

Janus Henderson Developed World Bond Fund

Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	65

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins and Intech are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors
125-24-93077 03-21

SEMIANNUAL REPORT December 31, 2020

Janus Henderson Dividend & Income Builder Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Dividend & Income Builder Fund

Janus Henderson Dividend & Income Builder Fund (unaudited)

FUND SNAPSHOT

The Janus Henderson Dividend & Income Builder Fund is a global portfolio of income-producing securities. The Fund invests primarily in dividend-paying equities, with an allocation to fixed income securities. The equity and fixed income allocation is driven by assessment of the relative attractiveness of income opportunities within each asset class and views on the broader market environment.

Within the equity allocation, we seek companies that pay an attractive and sustainable dividend yield with the capability to grow over the medium to long term. The fixed income allocation is used opportunistically in the 10% to 30% range as well as to seek to protect capital when the portfolio management team thinks the macroenvironment dictates it; this allows us to seek to reduce the beta further when appropriate.

Alex Crooke co-portfolio manager	Faizan Baig co-portfolio manager	Ben Lofthouse co-portfolio manager	Jenna Barnard co-portfolio manager	John Pattullo co-portfolio manager

PERFORMANCE

The Janus Henderson Dividend & Income Builder Fund’s Class I Shares returned 15.68% for the period ended December 31, 2020. The Fund’s primary benchmark, the MSCI World IndexSM, returned 23.00%. The Fund’s secondary benchmark, the 75% MSCI World / 25% Bloomberg Barclays Global Aggregate Credit (USD Hedged) Index, returned 18.22%. The secondary benchmark is an internally calculated, hypothetical combination of total returns from the MSCI World Index (75%) and the Bloomberg Barclays Global Aggregate Credit (USD Hedged) Index (25%).

INVESTMENT ENVIRONMENT

The period under review was defined by the COVID-19 pandemic; after an initial panic and liquidity crisis, both equity and fixed income markets performed strongly in the wake of stimulus injected across the globe. Dividend strategies, however, did not fare as well, despite the collapse in interest rates generating record demand for high-quality credit.

There was a clear shift toward reopening beneficiaries, with sectors and industries such as consumer discretionary and industrials outperforming during the quarter. Following a strong earnings season the technology sector extended its outperformance, as the market cemented its belief that the digitization step-change that was precipitated by the lockdowns will persist. Defensive sectors such as utilities, real estate and health care underperformed.

In some regions (such as the UK) where dividend cuts were prevalent at the start of the lockdown period, we have seen payments reinstated, with some companies returning to the dividend register and others making “catch-up” payments.

PERFORMANCE DISCUSSION

In the index, the consumer discretionary sector performed well during the period on the general view that we are through the worst of COVID-19’s impact on economic activity. Consumers are expected to release some pent-up demand after increasing their savings during the initial wave of the pandemic. However, the Fund’s underweight

Janus Investment Fund	1

Janus Henderson Dividend & Income Builder Fund (unaudited)

as well as disappointing stock selection in the sector detracted from relative returns.

The Fund’s overweight allocation to the consumer staples and health care sectors also detracted, as they underperformed the broader market due both to the rotation toward more cyclical companies that benefit from improving economic data as well as to disappointing stock selection.

Stock selection in technology was a notable positive driver of relative outperformance during the period, with holdings proving resilient in both up and down markets due to demand. We added to the space over the period on the view that the valuations and dividend yields appear attractive in the low rate environment. Stock selection in energy also was additive. Materials was one of the best-performing sectors in the index, and the Fund’s overweight contributed on a relative basis.

DERIVATIVE USAGE

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

After a prolonged period of value stocks underperforming growth, we see scope for continued market rotation into undervalued and unloved segments of the market. We believe the Fund is well positioned for this given the team’s strong valuation discipline that focuses on identifying attractive, dividend-yielding stocks with high levels of free cash flow.

As companies better grasp the impact of COVID-19 on their businesses and adapt to changing business models, we are seeing signs of companies being more comfortable with resuming the distribution of dividends. We see this as supportive for the Fund’s income generation and believe the vaccines could provide an avenue for companies that were unable to distribute dividends during the pandemic to resume payments once economic activity picks up.

We continue to focus on generating high levels of income for the Fund, maintaining an emphasis on companies with strong cash flow generation and solid balance sheets that have benefited from the resumption of dividends by those companies that delayed their payments earlier in the year. Given the low-yield environment, we believe the relative attractions of the portfolio are high versus other income investments.

2	DECEMBER 31, 2020

Janus Henderson Dividend & Income Builder Fund (unaudited)

Fund At A Glance

December 31, 2020

5 Top Contributors - Equity Sleeve Holdings			5 Top Detractors - Equity Sleeve Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
Taiwan Semiconductor Manufacturing Co Ltd (ADR)	3.53%	1.87%	Cisco Systems Inc	2.66%	-0.65%
Samsung Electronics Co Ltd	2.70%	1.40%	GlaxoSmithKline PLC	1.53%	-0.47%
Honeywell International Inc	1.12%	0.22%	Sanofi	1.61%	-0.42%
Anglo American PLC	1.09%	0.19%	Nestle SA (REG)	3.00%	-0.40%
SIG Combibloc Group AG	1.07%	0.18%	Roche Holding AG	2.06%	-0.39%

	5 Top Contributors - Equity Sleeve Sectors*
		Relative	Equity Sleeve	MSCI World Index
		Contribution	Average Weight	Average Weight
	Information Technology	1.38%	16.21%	21.66%
	Energy	0.31%	2.81%	2.77%
	Materials	0.16%	5.83%	4.47%
	Real Estate	-0.17%	3.06%	2.80%
	Financials	-0.19%	14.30%	12.39%

	5 Top Detractors - Equity Sleeve Sectors*
		Relative	Equity Sleeve	MSCI World Index
		Contribution	Average Weight	Average Weight
	Consumer Discretionary	-1.27%	4.12%	11.73%
	Health Care	-0.94%	15.13%	13.54%
	Consumer Staples	-0.75%	13.68%	8.07%
	Other**	-0.62%	2.16%	0.00%
	Communication Services	-0.56%	4.83%	8.93%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Henderson Dividend & Income Builder Fund (unaudited)

Fund At A Glance

December 31, 2020

5 Largest Equity Holdings - (% of Net Assets)
Microsoft Corp
Software	3.8%
Taiwan Semiconductor Manufacturing Co Ltd (ADR)
Semiconductor & Semiconductor Equipment	3.4%
Samsung Electronics Co Ltd
Technology Hardware, Storage & Peripherals	3.3%
Nestle SA (REG)
Food Products	2.3%
Cisco Systems Inc
Communications Equipment	2.2%
15.0%

Asset Allocation - (% of Net Assets)
Common Stocks	79.4%
Corporate Bonds	14.9%
Preferred Stocks	3.3%
Investment Companies	1.8%
Rights	0.0%
Other	0.6%
100.0%

Emerging markets comprised 7.1% of total net assets.

Top Country Allocations - Long Positions - (% of Investment Securities)
As of December 31, 2020	As of June 30, 2020

4	DECEMBER 31, 2020

Janus Henderson Dividend & Income Builder Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended December 31, 2020					Expense Ratios
	Fiscal Year-to-Date	One Year	Five Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV	15.50%	5.01%	6.71%	7.40%	1.25%	1.16%
Class A Shares at MOP	8.87%	-1.03%	5.62%	6.75%
Class C Shares at NAV	15.12%	4.16%	5.88%	6.58%	2.00%	1.91%
Class C Shares at CDSC	14.12%	3.16%	5.88%	6.58%
Class D Shares	15.58%	5.15%	6.84%	7.55%	1.20%	0.99%
Class I Shares	15.68%	5.20%	6.94%	7.64%	1.00%	0.91%
Class N Shares	15.68%	5.34%	6.96%	7.61%	1.51%	0.84%
Class S Shares	15.72%	5.12%	6.67%	7.29%	7.13%	1.35%
Class T Shares	15.55%	5.09%	6.74%	7.44%	1.21%	1.09%
MSCI World Index	23.00%	15.90%	12.19%	11.68%
75% MSCI World / 25% BBgBarc Global Agg Credit (USD Hedged) Index	18.22%	14.26%	10.79%	10.04%
Morningstar Quartile - Class I Shares	-	3rd	3rd	1st
Morningstar Ranking - based on total returns for World Allocation Funds	-	261/481	238/416	75/369

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to for at least a one-year period commencing on October 28, 2020.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs),

Janus Investment Fund	5

Janus Henderson Dividend & Income Builder Fund (unaudited)

Performance

non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Returns of the Fund shown prior to June 5, 2017, are those for Henderson Dividend & Income Builder Fund (the “Predecessor Fund”), which merged into the Fund after the close of business on June 2, 2017. The Predecessor Fund was advised by Henderson Global Investors (North America) Inc. and subadvised by Henderson Investment Management Limited. Class A Shares, Class C Shares, Class I Shares, and Class R6 Shares of the Predecessor Fund were reorganized into Class A Shares, Class C Shares, Class I Shares, and Class N Shares, respectively, of the Fund. In connection with this reorganization, certain shareholders of the Predecessor Fund who held shares directly with the Predecessor Fund and not through an intermediary had the Class A Shares, Class C Shares, Class I Shares, and Class N Shares of the Fund received in the reorganization automatically exchanged for Class D Shares of the Fund following the reorganization. Class A Shares, Class C Shares, and Class I Shares of the Predecessor Fund commenced operations with the Predecessor Fund’s inception on August 1, 2012. Class R6 Shares of the Predecessor Fund commenced operations on November 30, 2015. Class D Shares, Class S Shares, and Class T Shares commenced operations on June 5, 2017.

Performance of Class A Shares shown for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Performance of Class C Shares shown for periods prior to June 5, 2017, reflects the performance of Class C Shares of the Predecessor Fund, calculated using the fees and expenses of Class C Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Performance of Class I Shares shown for periods prior to June 5, 2017, reflects the performance of Class I Shares of the Predecessor Fund, calculated using the fees and expenses of Class I Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Performance of Class N Shares shown for periods prior to June 5, 2017, reflects the performance of Class R6 Shares of the Predecessor Fund, calculated using the fees and expenses of Class R6 Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers, except that for periods prior to November 30, 2015, performance for Class N Shares reflects the performance of Class I Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class N Shares, net of any applicable fee and expense limitations or waivers.

Performance of Class S Shares shown for periods prior to June 5, 2017, reflects the performance of Class I Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class S Shares, net of any applicable fee and expense limitations or waivers.

Performance of Class T Shares shown for periods prior to June 5, 2017, reflects the performance of Class I Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

Performance of Class D Shares shown for periods prior to June 5, 2017, reflects the performance of Class I Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class D Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2020 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

Effective October 28, 2020, Faizan Baig, Alex Crooke, Ben Lofthouse, Jenna Barnard and John Pattullo are Co-Portfolio Managers of the Fund.

*The Predecessor Fund’s inception date – August 1, 2012

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

6	DECEMBER 31, 2020

Janus Henderson Dividend & Income Builder Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/20)	Ending Account Value (12/31/20)	Expenses Paid During Period (7/1/20 - 12/31/20)†	Beginning Account Value (7/1/20)	Ending Account Value (12/31/20)	Expenses Paid During Period (7/1/20 - 12/31/20)†	Net Annualized Expense Ratio (7/1/20 - 12/31/20)
Class A Shares	$1,000.00	$1,155.00	$6.36	$1,000.00	$1,019.31	$5.96	1.17%
Class C Shares	$1,000.00	$1,151.20	$10.25	$1,000.00	$1,015.68	$9.60	1.89%
Class D Shares	$1,000.00	$1,155.80	$5.43	$1,000.00	$1,020.16	$5.09	1.00%
Class I Shares	$1,000.00	$1,156.80	$5.00	$1,000.00	$1,020.57	$4.69	0.92%
Class N Shares	$1,000.00	$1,156.80	$4.68	$1,000.00	$1,020.87	$4.38	0.86%
Class S Shares	$1,000.00	$1,157.20	$4.57	$1,000.00	$1,020.97	$4.28	0.84%
Class T Shares	$1,000.00	$1,155.50	$6.03	$1,000.00	$1,019.61	$5.65	1.11%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Henderson Dividend & Income Builder Fund

Schedule of Investments (unaudited)

December 31, 2020

Shares or Principal Amounts		Value
Corporate Bonds– 14.9%
Banking – 1.0%
Barclays Bank PLC, ICE LIBOR USD 3 Month + 1.5500%, 6.2780%‡,µ	$910,000	$1,132,950
Lloyds Banking Group PLC,
ICE LIBOR USD 3 Month + 1.2700%, 6.6570% (144A)‡,µ	412,000	523,240
		1,656,190
Capital Goods – 0.8%
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc,
6.0000%, 2/15/25 (144A)	1,213,000	1,256,971
Communications – 5.7%
CCO Holdings LLC / CCO Holdings Capital Corp, 4.5000%, 8/15/30 (144A)	500,000	530,625
Charter Communications Operating LLC / Charter Communications Operating Capital,
4.2000%, 3/15/28	1,000,000	1,153,407
Crown Castle International Corp, 3.8000%, 2/15/28	1,000,000	1,152,057
CSC Holdings LLC, 5.7500%, 1/15/30 (144A)	1,000,000	1,096,250
Sirius XM Radio Inc, 5.5000%, 7/1/29 (144A)	1,000,000	1,100,312
T-Mobile USA Inc, 3.8750%, 4/15/30 (144A)	925,000	1,071,159
Virgin Media Finance PLC, 5.0000%, 7/15/30 (144A)	1,000,000	1,037,500
Vodafone Group PLC, 4.3750%, 5/30/28	1,000,000	1,197,144
Ziggo BV, 4.8750%, 1/15/30 (144A)	1,000,000	1,051,250
		9,389,704
Consumer Cyclical – 0.5%
Service Corp International/US, 5.1250%, 6/1/29	800,000	886,000
Consumer Non-Cyclical – 5.2%
Anheuser-Busch InBev Worldwide Inc, 4.7500%, 1/23/29	1,500,000	1,849,743
Aramark Services Inc, 4.7500%, 6/1/26	191,000	196,625
Constellation Brands Inc, 3.1500%, 8/1/29	600,000	667,862
Elanco Animal Health Inc, 5.9000%, 8/28/28	670,000	790,600
HCA Inc, 5.2500%, 6/15/26	1,000,000	1,183,248
IQVIA Inc, 5.0000%, 5/15/27 (144A)	1,000,000	1,063,025
Sysco Corp, 5.9500%, 4/1/30	750,000	985,056
Tesco PLC, 6.1500%, 11/15/37 (144A)	1,500,000	1,934,595
		8,670,754
Real Estate Investment Trusts (REITs) – 0.7%
Digital Realty Trust LP, 3.6000%, 7/1/29	1,000,000	1,145,940
Technology – 1.0%
VMware Inc, 4.6500%, 5/15/27	1,100,000	1,286,683
VMware Inc, 3.9000%, 8/21/27	353,000	398,081
		1,684,764
Total Corporate Bonds (cost $22,432,176)		24,690,323
Common Stocks– 79.4%
Auto Components – 1.4%
Cie Generale des Etablissements Michelin SCA	18,207	2,336,366
Banks – 1.9%
BAWAG Group AG (144A)*	34,950	1,639,502
ING Groep NV*	166,876	1,580,675
		3,220,177
Beverages – 2.8%
Coca-Cola Co	38,886	2,132,508
Coca-Cola Femsa SAB de CV (ADR)	14,909	687,305
PepsiCo Inc	11,809	1,751,275
		4,571,088
Capital Markets – 2.9%
CME Group Inc	9,597	1,747,134
UBS Group AG	224,614	3,142,613
		4,889,747
Communications Equipment – 2.2%
Cisco Systems Inc	81,590	3,651,152

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	DECEMBER 31, 2020

Janus Henderson Dividend & Income Builder Fund

Schedule of Investments (unaudited)

December 31, 2020

Shares or Principal Amounts		Value
Common Stocks– (continued)
Containers & Packaging – 1.7%
Amcor PLC	108,196	$1,285,015
SIG Combibloc Group AG*	66,685	1,544,893
		2,829,908
Diversified Telecommunication Services – 2.2%
Telenor ASA	131,759	2,234,908
TELUS Corp	68,543	1,357,719
		3,592,627
Electric Utilities – 3.1%
Enel SpA	238,554	2,408,696
Iberdrola SA	187,359	2,679,181
		5,087,877
Electrical Equipment – 2.7%
ABB Ltd	62,273	1,742,450
Schneider Electric SE	18,864	2,728,243
		4,470,693
Electronic Equipment, Instruments & Components – 0.9%
Corning Inc	39,742	1,430,712
Entertainment – 0.8%
Vivendi SA	39,472	1,272,753
Equity Real Estate Investment Trusts (REITs) – 1.7%
Crown Castle International Corp	8,763	1,394,982
VICI Properties Inc	58,847	1,500,598
		2,895,580
Food & Staples Retailing – 2.0%
Tesco PLC	1,055,349	3,331,406
Food Products – 3.3%
Mondelez International Inc	28,072	1,641,370
Nestle SA (REG)	32,099	3,780,261
		5,421,631
Gas Utilities – 0.8%
Snam SpA	234,449	1,316,402
Health Care Equipment & Supplies – 1.8%
Medtronic PLC	26,056	3,052,200
Hotels, Restaurants & Leisure – 1.9%
GVC Holdings PLC*	97,786	1,517,665
McDonald's Corp	7,587	1,628,018
		3,145,683
Household Durables – 1.2%
Panasonic Corp	169,500	1,958,846
Industrial Conglomerates – 2.4%
Honeywell International Inc	8,246	1,753,924
Siemens AG	14,982	2,144,047
		3,897,971
Insurance – 6.4%
Allianz SE	8,362	2,045,685
AXA SA	84,497	2,026,897
Manulife Financial Corp	92,401	1,644,443
Travelers Cos Inc	12,097	1,698,056
Zurich Insurance Group AG	7,646	3,241,786
		10,656,867
Machinery – 0.8%
Volvo AB*	59,424	1,399,031
Metals & Mining – 2.3%
Anglo American PLC	65,092	2,167,716
Rio Tinto PLC	21,496	1,608,175
		3,775,891
Multi-Utilities – 3.8%
Dominion Energy Inc	16,362	1,230,422

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Dividend & Income Builder Fund

Schedule of Investments (unaudited)

December 31, 2020

Shares or Principal Amounts		Value
Common Stocks– (continued)
Multi-Utilities– (continued)
DTE Energy Co	12,266	$1,489,215
National Grid PLC	98,598	1,174,185
RWE AG	33,168	1,400,695
Sempra Energy	7,511	956,977
		6,251,494
Oil, Gas & Consumable Fuels – 2.5%
Repsol SA	95,101	958,597
Royal Dutch Shell PLC*	85,537	1,527,446
Total SE	36,580	1,577,789
		4,063,832
Paper & Forest Products – 1.3%
UPM-Kymmene Oyj	58,944	2,192,714
Personal Products – 1.7%
Unilever PLC	45,850	2,775,911
Pharmaceuticals – 9.6%
Bristol-Myers Squibb Co	40,195	2,493,296
GlaxoSmithKline PLC	64,980	1,190,455
Merck & Co Inc	17,410	1,424,138
Novartis AG	36,514	3,449,946
Pfizer Inc	66,377	2,443,337
Roche Holding AG	8,372	2,922,047
Sanofi	19,603	1,893,810
		15,817,029
Professional Services – 1.4%
RELX PLC	95,440	2,345,958
Semiconductor & Semiconductor Equipment – 5.5%
Broadcom Inc	4,175	1,828,024
Taiwan Semiconductor Manufacturing Co Ltd (ADR)	51,607	5,627,227
Texas Instruments Inc	9,859	1,618,158
		9,073,409
Software – 3.8%
Microsoft Corp	28,481	6,334,052
Textiles, Apparel & Luxury Goods – 1.0%
Burberry Group PLC*	33,674	824,705
VF Corp	9,532	814,128
		1,638,833
Tobacco – 0.8%
Imperial Brands PLC	66,809	1,403,539
Wireless Telecommunication Services – 0.8%
Tele2 AB	97,708	1,292,101
Total Common Stocks (cost $107,061,899)		131,393,480
Preferred Stocks– 3.3%
Technology Hardware, Storage & Peripherals – 3.3%
Samsung Electronics Co Ltd((cost $2,776,118)	79,979	5,429,634
Rights– 0%
Oil, Gas & Consumable Fuels – 0%
Repsol SA*((cost $33,371)	95,101	32,608
Investment Companies– 1.8%
Money Markets – 1.8%
Janus Henderson Cash Liquidity Fund LLC, 0.1108%ºº,£((cost $2,946,465)	2,946,211	2,946,506
Total Investments (total cost $135,250,029) – 99.4%		164,492,551
Cash, Receivables and Other Assets, net of Liabilities – 0.6%		1,004,610
Net Assets – 100%		$165,497,161

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	DECEMBER 31, 2020

Janus Henderson Dividend & Income Builder Fund

Schedule of Investments (unaudited)

December 31, 2020

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$64,209,098	39.0%
United Kingdom	20,570,721	12.5
Switzerland	19,823,996	12.1
France	11,835,858	7.2
Netherlands	7,753,794	4.7
Taiwan	5,627,227	3.4
Germany	5,590,427	3.4
South Korea	5,429,634	3.3
Italy	3,725,098	2.3
Spain	3,670,386	2.2
Canada	3,002,162	1.8
Sweden	2,691,132	1.7
Norway	2,234,908	1.4
Finland	2,192,714	1.3
Japan	1,958,846	1.2
Belgium	1,849,743	1.1
Austria	1,639,502	1.0
Mexico	687,305	0.4

Total	$164,492,551	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 12/31/20
Investment Companies - 1.8%
Money Markets - 1.8%
Janus Henderson Cash Liquidity Fund LLC, 0.1108%ºº	$1,073	$79	$41	$2,946,506

	Value at 6/30/20	Purchases	Sales Proceeds	Value at 12/31/20
Investment Companies - 1.8%
Money Markets - 1.8%
Janus Henderson Cash Liquidity Fund LLC, 0.1108%ºº	-	29,903,922	(26,957,536)	2,946,506

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Dividend & Income Builder Fund

Schedule of Investments (unaudited)

December 31, 2020

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended December 31, 2020.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the period ended December 31, 2020

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Currency Contracts
Forward foreign currency exchange contracts	$(487,109)

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Currency Contracts
Forward foreign currency exchange contracts	$ (74,825)

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Fund’s Statement of Operations.

Average Ending Monthly Market Value of Derivative Instruments During the Period Ended December 31, 2020

Market Value(a)
Forward foreign currency exchange contracts, purchased	$ 2,182,038
Forward foreign currency exchange contracts, sold	4,256,340

(a) Forward foreign currency exchange contracts are reported as the average ending monthly currency amount purchased or sold.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	DECEMBER 31, 2020

Janus Henderson Dividend & Income Builder Fund

Notes to Schedule of Investments and Other Information (unaudited)

MSCI World IndexSM	MSCI World IndexSM reflects the equity market performance of global developed markets.
75% MSCI World / 25% BBgBarc Global Agg Credit (USD Hedged) Index

75% MSCI World / 25% BBgBarc Global Agg Credit (USD Hedged) Index is an internally-calculated, hypothetical combination of total returns from the MSCI World IndexSM (75%) and the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged) (25%).

ADR	American Depositary Receipt
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
REG	Registered

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended December 31, 2020 is $12,304,429, which represents 7.4% of net assets.

*	Non-income producing security.

‡

Variable or floating rate security. Rate shown is the current rate as of December 31, 2020. Certain variable rate securities are not based on a published reference rate and spread; they are determined by the issuer or agent and current market conditions. Reference rate is as of reset date and may vary by security, which may not indicate a reference rate and/or spread in their description.

ºº	Rate shown is the 7-day yield as of December 31, 2020.

µ	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer. The date indicated, if any, represents the next call date.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

Janus Investment Fund	13

Janus Henderson Dividend & Income Builder Fund

Notes to Schedule of Investments and Other Information (unaudited)

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2020. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Corporate Bonds	$-	$24,690,323	$-
Common Stocks
Beverages	4,571,088	-	-
Capital Markets	1,747,134	3,142,613	-
Communications Equipment	3,651,152	-	-
Diversified Telecommunication Services	1,357,719	2,234,908	-
Electronic Equipment, Instruments & Components	1,430,712	-	-
Equity Real Estate Investment Trusts (REITs)	2,895,580	-	-
Food Products	1,641,370	3,780,261	-
Health Care Equipment & Supplies	3,052,200	-	-
Hotels, Restaurants & Leisure	1,628,018	1,517,665	-
Industrial Conglomerates	1,753,924	2,144,047	-
Insurance	3,342,499	7,314,368	-
Multi-Utilities	3,676,614	2,574,880	-
Personal Products	2,775,911	-	-
Pharmaceuticals	6,360,771	9,456,258	-
Semiconductor & Semiconductor Equipment	9,073,409	-	-
Software	6,334,052	-	-
Textiles, Apparel & Luxury Goods	814,128	824,705	-
All Other	-	42,297,494	-
Preferred Stocks	-	5,429,634	-
Rights	32,608	-	-
Investment Companies	-	2,946,506	-
Total Assets	$56,138,889	$108,353,662	$-

14	DECEMBER 31, 2020

Janus Henderson Dividend & Income Builder Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2020

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value(1)	$161,546,045
Affiliated investments, at value(2)	2,946,506
Cash denominated in foreign currency(3)	48,692
Non-interested Trustees' deferred compensation	3,809
Receivables:
Fund shares sold	503,059
Foreign tax reclaims	478,768
Interest	297,007
Dividends	218,902
Dividends from affiliates	488
Other assets	45,395
Total Assets	166,088,671
Liabilities:
Due to custodian	9
Payables:	—
Fund shares repurchased	315,690
Advisory fees	126,108
Professional fees	36,107
Printing fees	26,403
12b-1 Distribution and shareholder servicing fees	25,203
Transfer agent fees and expenses	21,546
Non-affiliated fund administration fees payable	19,231
Custodian fees	4,029
Non-interested Trustees' deferred compensation fees	3,809
Affiliated fund administration fees payable	380
Non-interested Trustees' fees and expenses	231
Accrued expenses and other payables	12,764
Total Liabilities	591,510
Net Assets	$165,497,161

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Dividend & Income Builder Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2020

Net Assets Consist of:
Capital (par value and paid-in surplus)	$146,260,493
Total distributable earnings (loss)	19,236,668
Total Net Assets	$165,497,161
Net Assets - Class A Shares	$28,497,377
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,042,829
Net Asset Value Per Share(4)	$13.95
Maximum Offering Price Per Share(5)	$14.80
Net Assets - Class C Shares	$19,978,813
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,461,791
Net Asset Value Per Share(4)	$13.67
Net Assets - Class D Shares	$8,148,744
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	584,233
Net Asset Value Per Share	$13.95
Net Assets - Class I Shares	$79,876,433
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,717,610
Net Asset Value Per Share	$13.97
Net Assets - Class N Shares	$591,449
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	42,436
Net Asset Value Per Share	$13.94
Net Assets - Class S Shares	$59,898
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,313
Net Asset Value Per Share	$13.89
Net Assets - Class T Shares	$28,344,447
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,035,068
Net Asset Value Per Share	$13.93

(1) Includes cost of $132,303,564.

(2) Includes cost of $2,946,465.

(3) Includes cost of $48,692.

(4) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(5) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

16	DECEMBER 31, 2020

Janus Henderson Dividend & Income Builder Fund

Statement of Operations (unaudited)

For the period ended December 31, 2020

Investment Income:
Dividends	$2,687,348
Interest	610,529
Dividends from affiliates	1,073
Other income	6,473
Foreign tax withheld	(118,995)
Total Investment Income	3,186,428
Expenses:
Advisory fees	603,785
12b-1 Distribution and shareholder servicing fees:
Class A Shares	33,987
Class C Shares	101,009
Class S Shares	—
Transfer agent administrative fees and expenses:
Class D Shares	4,347
Class S Shares	71
Class T Shares	33,472
Transfer agent networking and omnibus fees:
Class A Shares	6,849
Class C Shares	6,027
Class I Shares	24,664
Other transfer agent fees and expenses:
Class A Shares	855
Class C Shares	630
Class D Shares	1,113
Class I Shares	1,654
Class N Shares	10
Class S Shares	2
Class T Shares	167
Registration fees	37,030
Professional fees	30,089
Custodian fees	13,085
Shareholder reports expense	12,353
Affiliated fund administration fees	2,013
Non-interested Trustees’ fees and expenses	1,459
Other expenses	36,529
Total Expenses	951,200
Less: Excess Expense Reimbursement and Waivers	(60,433)
Net Expenses	890,767
Net Investment Income/(Loss)	2,295,661

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Dividend & Income Builder Fund

Statement of Operations (unaudited)

For the period ended December 31, 2020

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$621,042
Investments in affiliates	79
Forward foreign currency exchange contracts	(487,109)
Total Net Realized Gain/(Loss) on Investments	134,012
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	20,461,997
Investments in affiliates	41
Forward foreign currency exchange contracts	(74,825)
Total Change in Unrealized Net Appreciation/Depreciation	20,387,213
Net Increase/(Decrease) in Net Assets Resulting from Operations	$22,816,886

See Notes to Financial Statements.

18	DECEMBER 31, 2020

Janus Henderson Dividend & Income Builder Fund

Statements of Changes in Net Assets

	Period ended December 31, 2020 (unaudited)	Year ended June 30, 2020

Operations:
Net investment income/(loss)	$2,295,661	$4,920,471
Net realized gain/(loss) on investments	134,012	(7,941,757)
Change in unrealized net appreciation/depreciation	20,387,213	(2,763,455)
Net Increase/(Decrease) in Net Assets Resulting from Operations	22,816,886	(5,784,741)
Dividends and Distributions to Shareholders:
Class A Shares	(507,380)	(964,075)
Class C Shares	(321,550)	(694,241)
Class D Shares	(143,158)	(237,438)
Class I Shares	(1,488,740)	(2,780,006)
Class N Shares	(10,670)	(18,149)
Class S Shares	(1,220)	(1,788)
Class T Shares	(489,323)	(691,006)
Net Decrease from Dividends and Distributions to Shareholders	(2,962,041)	(5,386,703)
Capital Share Transactions:
Class A Shares	(363,942)	(4,071,478)
Class C Shares	(3,586,356)	(7,631,457)
Class D Shares	364,619	462,340
Class I Shares	(4,101,474)	(8,528,730)
Class N Shares	50,269	(80,830)
Class S Shares	1,220	1,788
Class T Shares	(1,329,590)	11,466,641
Net Increase/(Decrease) from Capital Share Transactions	(8,965,254)	(8,381,726)
Net Increase/(Decrease) in Net Assets	10,889,591	(19,553,170)
Net Assets:
Beginning of period	154,607,570	174,160,740
End of period	$165,497,161	$154,607,570

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Dividend & Income Builder Fund

Financial Highlights

Class A Shares
For a share outstanding during the period end December 31, 2020 (unaudited) and the year or period ended June 30	2020	2020	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$12.31	$13.09	$13.18	$12.94	$12.16
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.19	0.36	0.42	0.36	0.38
Net realized and unrealized gain/(loss)	1.70	(0.72)	(0.03)	0.24	0.75
Total from Investment Operations	1.89	(0.36)	0.39	0.60	1.13
Less Dividends and Distributions:
Dividends (from net investment income)	(0.25)	(0.42)	(0.37)	(0.36)	(0.35)
Distributions (from capital gains)	—	—	(0.11)	—	—
Total Dividends and Distributions	(0.25)	(0.42)	(0.48)	(0.36)	(0.35)
Net Asset Value, End of Period	$13.95	$12.31	$13.09	$13.18	$12.94
Total Return*	15.50%	(2.79)%	3.14%	4.63%	9.44%
Net Assets, End of Period (in thousands)	$28,497	$25,517	$32,262	$29,294	$25,824
Average Net Assets for the Period (in thousands)	$26,503	$30,893	$30,675	$27,827	$29,932
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.24%	1.25%	1.32%	1.14%	1.23%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.17%	1.16%	1.17%	1.14%	1.23%
Ratio of Net Investment Income/(Loss)	2.83%	2.83%	3.23%	2.71%	3.36%
Portfolio Turnover Rate	23%	59%	44%	36%	55%

Class C Shares
For a share outstanding during the period end December 31, 2020 (unaudited) and the year or period ended June 30	2020	2020	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$12.07	$12.89	$13.01	$12.81	$12.05
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.14	0.27	0.31	0.25	0.30
Net realized and unrealized gain/(loss)	1.67	(0.74)	(0.01)	0.24	0.73
Total from Investment Operations	1.81	(0.47)	0.30	0.49	1.03
Less Dividends and Distributions:
Dividends (from net investment income)	(0.21)	(0.35)	(0.31)	(0.29)	(0.27)
Distributions (from capital gains)	—	—	(0.11)	—	—
Total Dividends and Distributions	(0.21)	(0.35)	(0.42)	(0.29)	(0.27)
Net Asset Value, End of Period	$13.67	$12.07	$12.89	$13.01	$12.81
Total Return*	15.12%	(3.68)%	2.41%	3.85%	8.62%
Net Assets, End of Period (in thousands)	$19,979	$21,018	$30,356	$29,203	$30,671
Average Net Assets for the Period (in thousands)	$20,544	$25,897	$30,095	$31,115	$32,821
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.97%	1.98%	2.06%	1.91%	2.01%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.89%	1.89%	1.91%	1.91%	2.01%
Ratio of Net Investment Income/(Loss)	2.17%	2.15%	2.48%	1.85%	2.68%
Portfolio Turnover Rate	23%	59%	44%	36%	55%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2016 through June 30, 2017. The Fund changed its fiscal year end from July 31 to June 30.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

20	DECEMBER 31, 2020

Janus Henderson Dividend & Income Builder Fund

Financial Highlights

Class A Shares
For a share outstanding during the year or period ended July 31	2016	2015
Net Asset Value, Beginning of Period	$12.50	$12.57
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.40	0.35
Net realized and unrealized gain/(loss)	(0.40)	0.11
Total from Investment Operations	—	0.46
Less Dividends and Distributions:
Dividends (from net investment income)	(0.34)	(0.33)
Distributions (from capital gains)	—	(0.20)
Total Dividends and Distributions	(0.34)	(0.53)
Net Asset Value, End of Period	$12.16	$12.50
Total Return*	0.19%	3.81%
Net Assets, End of Period (in thousands)	$40,869	$15,959
Average Net Assets for the Period (in thousands)	$30,357	$15,010
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.27%(2)	1.46%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.27%(3)	1.30%
Ratio of Net Investment Income/(Loss)	3.37%(4)	2.84%
Portfolio Turnover Rate	39%	26%

Class C Shares
For a share outstanding during the year or period ended July 31	2016	2015
Net Asset Value, Beginning of Period	$12.40	$12.49
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.30	0.26
Net realized and unrealized gain/(loss)	(0.39)	0.10
Total from Investment Operations	(0.09)	0.36
Less Dividends and Distributions:
Dividends (from net investment income)	(0.26)	(0.25)
Distributions (from capital gains)	—	(0.20)
Total Dividends and Distributions	(0.26)	(0.45)
Net Asset Value, End of Period	$12.05	$12.40
Total Return*	(0.58)%	3.00%
Net Assets, End of Period (in thousands)	$33,327	$13,846
Average Net Assets for the Period (in thousands)	$24,477	$10,077
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.04%(2)	2.23%
Ratio of Net Expenses (After Waivers and Expense Offsets)	2.03%(3)	2.05%
Ratio of Net Investment Income/(Loss)	2.55%(4)	2.15%
Portfolio Turnover Rate	39%	26%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) The Ratio of Gross Expenses include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Gross Expenses would have been 0.02% higher had the custodian not reimbursed the Fund.

(3) The Ratio of Net Expenses (After Waivers and Expense Offsets) include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Net Expenses (After Waivers and Expense Offsets) would have been 0.01% higher had the custodian not reimbursed the Fund.

(4) The Ratio of Net Investment Income/(Loss) include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Net Investment Income/(Loss) would have been 0.01% lower had the custodian not reimbursed the Fund.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Dividend & Income Builder Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended December 31, 2020 (unaudited) and the year or period ended June 30	2020	2020	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$12.31	$13.09	$13.17	$12.93	$13.18
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.19	0.41	0.42	0.46	0.04
Net realized and unrealized gain/(loss)	1.71	(0.75)	—(3)	0.16	(0.17)
Total from Investment Operations	1.90	(0.34)	0.42	0.62	(0.13)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.26)	(0.44)	(0.39)	(0.38)	(0.12)
Distributions (from capital gains)	—	—	(0.11)	—	—
Total Dividends and Distributions	(0.26)	(0.44)	(0.50)	(0.38)	(0.12)
Net Asset Value, End of Period	$13.95	$12.31	$13.09	$13.17	$12.93
Total Return*	15.58%	(2.66)%	3.34%	4.77%	(0.96)%
Net Assets, End of Period (in thousands)	$8,149	$6,861	$6,889	$8,072	$472
Average Net Assets for the Period (in thousands)	$7,292	$7,041	$7,362	$4,665	$343
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.15%	1.20%	1.31%	1.02%	1.10%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.00%	0.99%	1.01%	0.99%	1.05%
Ratio of Net Investment Income/(Loss)	2.97%	3.20%	3.26%	3.47%	4.27%
Portfolio Turnover Rate	23%	59%	44%	36%	55%

Class I Shares
For a share outstanding during the period end December 31, 2020 (unaudited) and the year or period ended June 30	2020	2020	2019	2018	2017(4)
Net Asset Value, Beginning of Period	$12.32	$13.11	$13.19	$12.94	$12.16
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.20	0.41	0.43	0.40	0.45
Net realized and unrealized gain/(loss)	1.71	(0.76)	—(3)	0.23	0.71
Total from Investment Operations	1.91	(0.35)	0.43	0.63	1.16
Less Dividends and Distributions:
Dividends (from net investment income)	(0.26)	(0.44)	(0.40)	(0.38)	(0.38)
Distributions (from capital gains)	—	—	(0.11)	—	—
Total Dividends and Distributions	(0.26)	(0.44)	(0.51)	(0.38)	(0.38)
Net Asset Value, End of Period	$13.97	$12.32	$13.11	$13.19	$12.94
Total Return*	15.68%	(2.68)%	3.41%	4.86%	9.70%
Net Assets, End of Period (in thousands)	$79,876	$74,386	$88,458	$100,825	$78,630
Average Net Assets for the Period (in thousands)	$75,994	$81,753	$97,766	$92,797	$66,190
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.99%	1.00%	1.06%	0.91%	1.00%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.92%	0.91%	0.92%	0.91%	1.00%
Ratio of Net Investment Income/(Loss)	3.09%	3.19%	3.35%	2.94%	3.97%
Portfolio Turnover Rate	23%	59%	44%	36%	55%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from June 5, 2017 (inception date) through June 30, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than $0.005 on a per share basis.

(4) Period from August 1, 2016 through June 30, 2017. The Fund changed its fiscal year end from July 31 to June 30.

See Notes to Financial Statements.

22	DECEMBER 31, 2020

Janus Henderson Dividend & Income Builder Fund

Financial Highlights

Class I Shares
For a share outstanding during the year or period ended July 31	2016	2015
Net Asset Value, Beginning of Period	$12.49	$12.57
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.40	0.39
Net realized and unrealized gain/(loss)	(0.37)	0.09
Total from Investment Operations	0.03	0.48
Less Dividends and Distributions:
Dividends (from net investment income)	(0.36)	(0.36)
Distributions (from capital gains)	—	(0.20)
Total Dividends and Distributions	(0.36)	(0.56)
Net Asset Value, End of Period	$12.16	$12.49
Total Return*	0.48%	3.97%
Net Assets, End of Period (in thousands)	$46,454	$24,356
Average Net Assets for the Period (in thousands)	$36,087	$14,987
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.04%(2)	1.24%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.04%(3)	1.05%
Ratio of Net Investment Income/(Loss)	3.37%(4)	3.13%
Portfolio Turnover Rate	39%	26%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) The Ratio of Gross Expenses include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Gross Expenses would have been 0.02% higher had the custodian not reimbursed the Fund.

(3) The Ratio of Net Expenses (After Waivers and Expense Offsets) include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Net Expenses (After Waivers and Expense Offsets) would have been 0.01% higher had the custodian not reimbursed the Fund.

(4) The Ratio of Net Investment Income/(Loss) include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Net Investment Income/(Loss) would have been 0.01% lower had the custodian not reimbursed the Fund.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Dividend & Income Builder Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended December 31, 2020 (unaudited) and the year or period ended June 30	2020	2020	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$12.30	$13.08	$13.16	$12.91	$12.17
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.20	0.41	0.42	0.45	0.40
Net realized and unrealized gain/(loss)	1.71	(0.74)	0.01	0.19	0.73
Total from Investment Operations	1.91	(0.33)	0.43	0.64	1.13
Less Dividends and Distributions:
Dividends (from net investment income)	(0.27)	(0.45)	(0.40)	(0.39)	(0.39)
Distributions (from capital gains)	—	—	(0.11)	—	—
Total Dividends and Distributions	(0.27)	(0.45)	(0.51)	(0.39)	(0.39)
Net Asset Value, End of Period	$13.94	$12.30	$13.08	$13.16	$12.91
Total Return*	15.68%	(2.56)%	3.48%	4.94%	9.44%
Net Assets, End of Period (in thousands)	$591	$477	$590	$857	$50
Average Net Assets for the Period (in thousands)	$512	$518	$723	$557	$281
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.51%	1.51%	1.39%	0.99%	1.12%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.86%	0.85%	0.85%	0.86%	1.06%
Ratio of Net Investment Income/(Loss)	3.10%	3.22%	3.28%	3.40%	3.58%
Portfolio Turnover Rate	23%	59%	44%	36%	55%

Class S Shares
For a share outstanding during the period ended December 31, 2020 (unaudited) and the year or period ended June 30	2020	2020	2019	2018	2017(3)
Net Asset Value, Beginning of Period	$12.27	$13.06	$13.17	$12.93	$13.18
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.21	0.39	0.43	0.34	0.03
Net realized and unrealized gain/(loss)	1.70	(0.75)	(0.02)	0.25	(0.16)
Total from Investment Operations	1.91	(0.36)	0.41	0.59	(0.13)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.29)	(0.43)	(0.41)	(0.35)	(0.12)
Distributions (from capital gains)	—	—	(0.11)	—	—
Total Dividends and Distributions	(0.29)	(0.43)	(0.52)	(0.35)	(0.12)
Net Asset Value, End of Period	$13.89	$12.27	$13.06	$13.17	$12.93
Total Return*	15.72%	(2.80)%	3.28%	4.52%	(0.97)%
Net Assets, End of Period (in thousands)	$60	$52	$53	$52	$49
Average Net Assets for the Period (in thousands)	$55	$53	$51	$52	$50
Ratios to Average Net Assets**:
Ratio of Gross Expenses	6.59%	6.96%	7.11%	2.77%	1.44%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.84%	1.08%	1.04%	1.21%	1.44%
Ratio of Net Investment Income/(Loss)	3.13%	3.04%	3.32%	2.56%	3.22%
Portfolio Turnover Rate	23%	59%	44%	36%	55%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2016 through June 30, 2017. The Fund changed its fiscal year end from July 31 to June 30.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Period from June 5, 2017 (inception date) through June 30, 2017.

See Notes to Financial Statements.

24	DECEMBER 31, 2020

Janus Henderson Dividend & Income Builder Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended July 31	2016(1)
Net Asset Value, Beginning of Period	$11.95
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.28
Net realized and unrealized gain/(loss)	0.17
Total from Investment Operations	0.45
Less Dividends and Distributions:
Dividends (from net investment income)	(0.23)
Total Dividends and Distributions	(0.23)
Net Asset Value, End of Period	$12.17
Total Return*	3.93%
Net Assets, End of Period (in thousands)	$403
Average Net Assets for the Period (in thousands)	$406
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.09%(3)
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.03%(4)
Ratio of Net Investment Income/(Loss)	3.51%(5)
Portfolio Turnover Rate	39%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from November 30, 2015 (inception date) through July 31, 2016.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) The Ratio of Gross Expenses include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Gross Expenses would have been 0.02% higher had the custodian not reimbursed the Fund.

(4) The Ratio of Net Expenses (After Waivers and Expense Offsets) include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Net Expenses (After Waivers and Expense Offsets) would have been 0.01% higher had the custodian not reimbursed the Fund.

(5) The Ratio of Net Investment Income/(Loss) include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Net Investment Income/(Loss) would have been 0.01% lower had the custodian not reimbursed the Fund.

See Notes to Financial Statements.

Janus Investment Fund	25

Janus Henderson Dividend & Income Builder Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended December 31, 2020 (unaudited) and the year or period ended June 30	2020	2020	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$12.29	$13.08	$13.16	$12.93	$13.18
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.19	0.41	0.43	0.49	0.03
Net realized and unrealized gain/(loss)	1.70	(0.77)	(0.02)	0.11	(0.16)
Total from Investment Operations	1.89	(0.36)	0.41	0.60	(0.13)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.25)	(0.43)	(0.38)	(0.37)	(0.12)
Distributions (from capital gains)	—	—	(0.11)	—	—
Total Dividends and Distributions	(0.25)	(0.43)	(0.49)	(0.37)	(0.12)
Net Asset Value, End of Period	$13.93	$12.29	$13.08	$13.16	$12.93
Total Return*	15.55%	(2.80)%	3.29%	4.66%	(0.96)%
Net Assets, End of Period (in thousands)	$28,344	$26,296	$15,553	$9,755	$59
Average Net Assets for the Period (in thousands)	$26,099	$19,478	$11,844	$3,644	$52
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.18%	1.21%	1.28%	1.13%	1.20%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.11%	1.09%	1.10%	1.11%	1.19%
Ratio of Net Investment Income/(Loss)	2.95%	3.29%	3.36%	3.75%	3.48%
Portfolio Turnover Rate	23%	59%	44%	36%	55%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from June 5, 2017 (inception date) through June 30, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

26	DECEMBER 31, 2020

Janus Henderson Dividend & Income Builder Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Dividend & Income Builder Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 45 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks to provide current income from a portfolio of securities that exceeds the average yield on global stocks, and aims to provide a growing stream of income per share over time. The Fund's secondary objective is to seek to provide long-term capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act.

Pursuant to the Agreement and Plan of Reorganization, the Fund acquired all the assets and liabilities of the Henderson Dividend & Income Builder Fund (the “Predecessor Fund”), a series of Henderson Global Funds, in exchange for Class A, Class C, Class I and Class N Fund shares having an aggregate net asset value equal to the value of the aggregate net assets of the same share class of the Predecessor Fund (except that Class R6 Predecessor Fund shares were exchanged for Class N Fund shares) (the “Reorganization”). The Reorganization occurred at the close of business on June 2, 2017.

The Predecessor Fund and the Fund had identical investment objectives and substantially similar investment policies and principal risks. For financial reporting purposes, the Predecessor Fund’s financial and performance history prior to the Reorganization is carried forward and reflected in the Fund’s financial highlights.

The last fiscal year end of the Predecessor Fund was July 31, 2016. Subsequent to July 31, 2016, the Fund changed its fiscal year end to June 30, 2017, to reflect the fiscal year end of certain funds of the Trust.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds currently implement an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

It is expected that the conversion of Class C Shares to Class A Shares will not result in a taxable event. Please consult your tax adviser for further information.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain

Janus Investment Fund	27

Janus Henderson Dividend & Income Builder Fund

Notes to Financial Statements (unaudited)

retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with United States of America generally accepted accounting principles ("US GAAP").

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

28	DECEMBER 31, 2020

Janus Henderson Dividend & Income Builder Fund

Notes to Financial Statements (unaudited)

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2020 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Janus Investment Fund	29

Janus Henderson Dividend & Income Builder Fund

Notes to Financial Statements (unaudited)

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

Dividends are declared and distributed quarterly for the fund. Realized capital gains, if any, are declared and distributed in December. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on futures contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended December 31, 2020 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

30	DECEMBER 31, 2020

Janus Henderson Dividend & Income Builder Fund

Notes to Financial Statements (unaudited)

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty

Janus Investment Fund	31

Janus Henderson Dividend & Income Builder Fund

Notes to Financial Statements (unaudited)

and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital's ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the period, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

There were no forward foreign currency exchange contracts held at December 31, 2020.

3. Other Investments and Strategies

Additional Investment Risk

In the aftermath of the 2007-2008 financial crisis, the financial sector experienced reduced liquidity in credit and other fixed-income markets, and an unusually high degree of volatility, both domestically and internationally. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took a number of unprecedented steps designed to support the financial markets. For example, the enactment of the Dodd-Frank Act in 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. More recently, in response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record-low levels. Extremely low or negative interest rates may become more prevalent or may not work as intended. As there is little precedent for this situation, the impact on various markets that interest rate or other significant policy changes may have is unknown. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and

32	DECEMBER 31, 2020

Janus Henderson Dividend & Income Builder Fund

Notes to Financial Statements (unaudited)

inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including Janus Capital or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU, commonly known as “Brexit,” which immediately led to significant market volatility around the world, as well as political, economic and legal uncertainty. The United Kingdom formally left the EU on January 31, 2020 and entered into an eleven-month transition period, which expired on December 31, 2020. The negative impact on not only the United Kingdom and European economies could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on the United Kingdom and/or Europe for their business activities and revenues. Any further exits from the EU, or an increase in the belief that such exits are likely or possible, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing

Within the parameters of its specific investment policies, the Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Such countries include but are not limited to countries included in the MSCI Emerging Markets IndexSM. To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden

Janus Investment Fund	33

Janus Henderson Dividend & Income Builder Fund

Notes to Financial Statements (unaudited)

and sharp price swings. In many developing markets, there is less government supervision and regulation of stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. Similarly, issuers in such markets may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which U.S. companies are subject. There is a risk in developing countries that a current or future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Portfolio	Contractual Investment Advisory Fee (%)
First $1 Billion	0.75
Next $1 Billion	0.65
Above $2 Billion	0.55

The Fund’s actual investment advisory fee rate for the reporting period was 0.76% of average annual net assets before any applicable waivers.

Janus Capital has entered into a personnel-sharing arrangement with its foreign (non-U.S.) affiliates, Henderson Global Investors Limited, Henderson Global Investors (Japan) Ltd., and Henderson Global Investors (Singapore) Ltd. (collectively, “HGIL”), pursuant to which HGIL and certain employees of HGIL serve as “associated persons” of Janus Capital. In this capacity, such employees of HGIL are subject to the oversight and supervision of Janus Capital and may provide portfolio management, research, and related services to the Fund on behalf of Janus Capital.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.84% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers for at least a one-year period commencing October 28, 2020. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

34	DECEMBER 31, 2020

Janus Henderson Dividend & Income Builder Fund

Notes to Financial Statements (unaudited)

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund pays an annual administrative services fee based on the average daily net assets of Class D Shares for shareholder services provided by Janus Services, as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

The Fund’s actual Class D administrative fee rate was 0.12% for the reporting period.

Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during

Janus Investment Fund	35

Janus Henderson Dividend & Income Builder Fund

Notes to Financial Statements (unaudited)

a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended December 31, 2020 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $166,938 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2020. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2020 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2020 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $251,025 were paid by the Trust to the Trustees under the Deferred Plan during the period ended December 31, 2020.

36	DECEMBER 31, 2020

Janus Henderson Dividend & Income Builder Fund

Notes to Financial Statements (unaudited)

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the period ended December 31, 2020, Janus Henderson Distributors retained upfront sales charges of $2,631.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the period ended December 31, 2020.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended December 31, 2020, redeeming shareholders of Class C Shares paid CDSCs of $48.

As of December 31, 2020, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned		% of Fund Owned
Class A Shares	-	%*	-	%*
Class C Shares	-*		-*
Class D Shares	1		-*
Class I Shares	-*		-*
Class N Shares	10		-*
Class S Shares	100		-*
Class T Shares	-*		-*

* Less than 0.50%

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with US GAAP).

5. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2020, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended June 30, 2020
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(6,323,057)	$(3,868,178)	$ (10,191,235)

Janus Investment Fund	37

Janus Henderson Dividend & Income Builder Fund

Notes to Financial Statements (unaudited)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2020 are noted below. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 135,262,386	$32,777,946	$ (3,547,781)	$ 29,230,165

6. Capital Share Transactions

	Period ended December 31, 2020		Year ended June 30, 2020
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	186,406	$ 2,465,635	1,212,362	$16,388,488
Reinvested dividends and distributions	37,906	489,090	74,405	942,035
Shares repurchased	(254,316)	(3,318,667)	(1,677,990)	(21,402,001)
Net Increase/(Decrease)	(30,004)	$ (363,942)	(391,223)	$ (4,071,478)
Class C Shares:
Shares sold	39,927	$ 515,199	901,902	$11,971,138
Reinvested dividends and distributions	24,059	303,438	51,039	633,948
Shares repurchased	(343,174)	(4,404,993)	(1,567,113)	(20,236,543)
Net Increase/(Decrease)	(279,188)	$(3,586,356)	(614,172)	$ (7,631,457)
Class D Shares:
Shares sold	84,312	$ 1,112,130	224,243	$ 2,855,505
Reinvested dividends and distributions	10,739	138,703	18,312	230,298
Shares repurchased	(68,324)	(886,214)	(211,158)	(2,623,463)
Net Increase/(Decrease)	26,727	$ 364,619	31,397	$ 462,340
Class I Shares:
Shares sold	318,515	$ 4,178,783	1,930,455	$23,922,407
Reinvested dividends and distributions	114,514	1,480,530	218,900	2,764,158
Shares repurchased	(751,237)	(9,760,787)	(2,861,358)	(35,215,295)
Net Increase/(Decrease)	(318,208)	$(4,101,474)	(712,003)	$ (8,528,730)
Class N Shares:
Shares sold	4,352	$ 59,935	5,188	$ 64,840
Reinvested dividends and distributions	825	10,670	1,438	18,149
Shares repurchased	(1,526)	(20,336)	(12,953)	(163,819)
Net Increase/(Decrease)	3,651	$ 50,269	(6,327)	$ (80,830)
Class S Shares:
Shares sold	-	$ -	-	$ -
Reinvested dividends and distributions	94	1,220	141	1,788
Shares repurchased	-	-	-	-
Net Increase/(Decrease)	94	$ 1,220	141	$ 1,788
Class T Shares:
Shares sold	292,497	$ 3,857,553	1,136,498	$13,784,389
Reinvested dividends and distributions	37,824	487,738	55,195	689,868
Shares repurchased	(434,961)	(5,674,881)	(240,981)	(3,007,616)
Net Increase/(Decrease)	(104,640)	$(1,329,590)	950,712	$11,466,641

38	DECEMBER 31, 2020

Janus Henderson Dividend & Income Builder Fund

Notes to Financial Statements (unaudited)

7. Purchases and Sales of Investment Securities

For the period ended December 31, 2020, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$34,596,212	$ 43,996,012	$ -	$ 1,086,406

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2020 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	39

Janus Henderson Dividend & Income Builder Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each Fund of Janus Investment Fund (together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreements for the Janus Henderson Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2020, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2021 through February 1, 2022, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus

40	DECEMBER 31, 2020

Janus Henderson Dividend & Income Builder Fund

Additional Information (unaudited)

Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital generally does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2020, approximately 75% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers, and for the 12 months ended September 30, 2020, approximately 62% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Janus Investment Fund	41

Janus Henderson Dividend & Income Builder Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Developed World Bond Fund, the Trustees noted the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

42	DECEMBER 31, 2020

Janus Henderson Dividend & Income Builder Fund

Additional Information (unaudited)

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Janus Investment Fund	43

Janus Henderson Dividend & Income Builder Fund

Additional Information (unaudited)

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance.

44	DECEMBER 31, 2020

Janus Henderson Dividend & Income Builder Fund

Additional Information (unaudited)

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory fees and any administration fees but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 10% under the average total expenses of the respective Broadridge Expense Group peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 9% under the average management fees for the respective Broadridge Expense Group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

Janus Investment Fund	45

Janus Henderson Dividend & Income Builder Fund

Additional Information (unaudited)

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to funds subadvised by Janus Capital and to the fees Janus Capital charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very distinct relative to retail funds; and (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; (4) 9 of 10 Janus Henderson Funds have lower management fees than similar funds subadvised by Janus Capital; and (5) 5 of 8 Janus Henderson Funds have lower management fees than similar separate accounts managed by Janus Capital.

The Trustees considered the fees for each Fund for its fiscal year ended in 2019, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

46	DECEMBER 31, 2020

Janus Henderson Dividend & Income Builder Fund

Additional Information (unaudited)

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

Janus Investment Fund	47

Janus Henderson Dividend & Income Builder Fund

Additional Information (unaudited)

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that, the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Venture Fund, the Trustees noted that, the Fund’s total expenses were below the peer group for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

48	DECEMBER 31, 2020

Janus Henderson Dividend & Income Builder Fund

Additional Information (unaudited)

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by Janus Capital were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital

Janus Investment Fund	49

Janus Henderson Dividend & Income Builder Fund

Additional Information (unaudited)

and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 73% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. They also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) as the assets of some of the Janus Henderson Funds have declined in the past few years, certain of those Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined; (3) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (4) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by Janus Capital and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their

50	DECEMBER 31, 2020

Janus Henderson Dividend & Income Builder Fund

Additional Information (unaudited)

relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

Janus Investment Fund	51

Janus Henderson Dividend & Income Builder Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2020. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

52	DECEMBER 31, 2020

Janus Henderson Dividend & Income Builder Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

Janus Investment Fund	53

Janus Henderson Dividend & Income Builder Fund

Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

54	DECEMBER 31, 2020

Janus Henderson Dividend & Income Builder Fund

Notes

NotesPage1

Janus Investment Fund	55

Janus Henderson Dividend & Income Builder Fund

Notes

NotesPage2

56	DECEMBER 31, 2020

Janus Henderson Dividend & Income Builder Fund

Notes

NotesPage3

Janus Investment Fund	57

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins and Intech are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors
125-24-93075 03-21

SEMIANNUAL REPORT December 31, 2020

Janus Henderson Emerging Markets Managed Volatility Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Emerging Markets Managed Volatility Fund

Janus Henderson Emerging Markets Managed Volatility Fund (unaudited)

FUND SNAPSHOT Intech’s active approach focuses on adding value by selecting stocks with unique volatility characteristics and low correlations to one another.	sub-advised by Intech Investment Management LLC

PERFORMANCE OVERVIEW

For the six-month period ended December 31, 2020, Janus Henderson Emerging Markets Managed Volatility Fund returned 16.11% for its Class I Shares. This compares to the 31.14% return posted by the MSCI Emerging Markets Index, the Fund’s benchmark.

INVESTMENT STRATEGY

Intech’s mathematical investment process is designed to determine potentially more efficient equity weightings of the securities in the benchmark index, utilizing a specific mathematical optimization and disciplined rebalancing routine. Rather than trying to predict the future direction of stock prices, the process seeks to use the volatility and correlation characteristics of stocks to construct portfolios.

The investment process begins with the stocks in the MSCI Emerging Markets Index. Intech’s investment process aims to capture stocks’ natural volatility through a rebalancing mechanism based on estimates of relative volatility and correlation in order to outperform the benchmark index over the long term. Within specific risk constraints, the investment process will tend to favor stocks with higher relative volatility and lower correlation as they offer more potential to capture volatility through periodic rebalancing. Once the target proportions are determined and the portfolio is constructed, it is then rebalanced to those target proportions and re-optimized on a periodic basis. The Janus Henderson Emerging Markets Managed Volatility Fund focuses on seeking an excess return above the benchmark, while also reducing or managing the standard deviation of the portfolio depending on the market conditions, a strategy designed to manage the absolute risk of the portfolio.

PERFORMANCE REVIEW

Emerging markets rebounded strongly in the second half of the year and posted a return of over 30%, outperforming their developed market counterparts during the period. The strong gains came despite a volatile year as the COVID-19 pandemic spread around the world. Defensive segments generally lagged in the sharply rising market environment during the second half of 2020.

The Fund’s defensive positioning acted as a headwind to relative performance in the second half of 2020. More specifically, an average underweight to higher beta* stocks was a detractor as higher beta stocks strongly outperformed lower beta stocks and the overall broad market in the risk on environment during the period.

The Fund was also negatively impacted by its smaller size positioning as larger capitalization stocks outperformed the smaller capitalization stocks within the index over the past six months. From a sector perspective, while the Fund benefited from an average underweight to real estate, which was the weakest performing segment during the period, overall active sector positioning was a detractor to relative performance. An overall negative selection effect also detracted from the Fund’s relative performance during the period, especially among some financials and consumer staples names.

OUTLOOK

Because Intech does not conduct traditional economic or fundamental analysis, Intech has no view on individual stocks, sectors, economic, or market conditions.

Managing downside exposure potentially allows for returns to compound and improve risk-adjusted returns over time. Over the long term, we believe that by reducing risk when market volatility increases and behaving like a core equity fund when market volatility is low, the Fund can achieve its investment objective of producing an excess return over the benchmark with lower absolute risk. Going forward, we will continue building portfolios in a disciplined and deliberate manner, with risk management remaining the hallmark of our investment process. As Intech’s ongoing research efforts yield modest improvements, we will continue implementing

Janus Investment Fund	1

Janus Henderson Emerging Markets Managed Volatility Fund (unaudited)

changes that we believe are likely to improve the long-term results for our fund shareholders.

Thank you for your investment in Janus Henderson Emerging Markets Managed Volatility Fund.

*Beta measures the volatility of a security or portfolio relative to an index. Less than one means lower volatility than the index; more than one means greater volatility.

2	DECEMBER 31, 2020

Janus Henderson Emerging Markets Managed Volatility Fund (unaudited)

5 Largest Equity Holdings - (% of Net Assets)
Chunghwa Telecom Co Ltd
Diversified Telecommunication Services	4.5%
Alibaba Group Holding Ltd (ADR)
Internet & Direct Marketing Retail	4.2%
Tencent Holdings Ltd
Interactive Media & Services	2.7%
Taiwan Mobile Co Ltd
Wireless Telecommunication Services	2.6%
Saudi Telecom Co
Diversified Telecommunication Services	2.4%
16.4%

Asset Allocation - (% of Net Assets)
Common Stocks	99.3%
Investment Companies	0.8%
Investments Purchased with Cash Collateral from Securities Lending	0.4%
Corporate Bonds	0.0%
Other	(0.5)%
100.0%

Emerging markets comprised 99.3% of total net assets.

Top Country Allocations - Long Positions - (% of Investment Securities)
As of December 31, 2020	As of June 30, 2020

Janus Investment Fund	3

Janus Henderson Emerging Markets Managed Volatility Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended December 31, 2020					Expense Ratios
	Fiscal Year-to-Date	One Year	Five Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV	16.01%	7.39%	8.50%	5.42%	19.07%	1.26%
Class A Shares at MOP	9.37%	1.25%	7.22%	4.39%
Class C Shares at NAV	16.42%	7.58%	8.22%	5.05%	11.62%	1.87%
Class C Shares at CDSC	15.42%	6.58%	8.22%	5.05%
Class D Shares	16.09%	7.54%	8.71%	5.60%	5.73%	1.01%
Class I Shares	16.11%	7.69%	8.79%	5.70%	6.97%	0.98%
Class N Shares	16.19%	7.83%	6.37%	2.25%	5.61%	0.87%
Class S Shares	16.14%	7.59%	8.59%	5.46%	10.99%	1.37%
Class T Shares	16.07%	7.53%	8.69%	5.59%	6.95%	1.12%
MSCI Emerging Markets Index	31.14%	18.31%	12.81%	8.34%
Morningstar Quartile - Class I Shares	-	4th	4th	4th
Morningstar Ranking - based on total returns for Diversified Emerging Markets Funds	-	704/807	594/683	514/627

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to for at least a one-year period commencing on October 28, 2020.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs),

4	DECEMBER 31, 2020

Janus Henderson Emerging Markets Managed Volatility Fund (unaudited)

Performance

non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Intech's focus on managed volatility may keep the Fund from achieving excess returns over its index. The strategy may underperform during certain periods of up markets, and may not achieve the desired level of protection in down markets.

Returns include reinvestment of all dividends and distributionsand do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class N Shares commenced operations on August 4, 2017. Performance shown for periods prior to August 4, 2017 reflects the performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class N Shares, without the effect of any fee and expense limitations or waivers.

If Class N Shares of the Fund had been available during periods prior to August 4, 2017, the performance shown may have been different. The performance shown for periods following the Fund’s commencement Class N Shares reflects the fees and expenses of Class N Shares, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2020 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – December 17, 2014

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

Janus Investment Fund	5

Janus Henderson Emerging Markets Managed Volatility Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/20)	Ending Account Value (12/31/20)	Expenses Paid During Period (7/1/20 - 12/31/20)†	Beginning Account Value (7/1/20)	Ending Account Value (12/31/20)	Expenses Paid During Period (7/1/20 - 12/31/20)†	Net Annualized Expense Ratio (7/1/20 - 12/31/20)
Class A Shares	$1,000.00	$1,160.10	$7.35	$1,000.00	$1,018.40	$6.87	1.35%
Class C Shares	$1,000.00	$1,164.20	$2.84	$1,000.00	$1,022.58	$2.65	0.52%
Class D Shares	$1,000.00	$1,160.90	$5.50	$1,000.00	$1,020.11	$5.14	1.01%
Class I Shares	$1,000.00	$1,161.10	$5.50	$1,000.00	$1,020.11	$5.14	1.01%
Class N Shares	$1,000.00	$1,161.90	$4.69	$1,000.00	$1,020.87	$4.38	0.86%
Class S Shares	$1,000.00	$1,161.40	$4.74	$1,000.00	$1,020.82	$4.43	0.87%
Class T Shares	$1,000.00	$1,160.70	$6.15	$1,000.00	$1,019.51	$5.75	1.13%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6	DECEMBER 31, 2020

Janus Henderson Emerging Markets Managed Volatility Fund

Schedule of Investments (unaudited)

December 31, 2020

Shares or Principal Amounts			Value
Corporate Bonds– 0%
Consumer Non-Cyclical – 0%
Britannia Industries Ltd, 8.0000%, 8/28/22((cost $1)	100	INR	$1
Common Stocks– 99.3%
Automobiles – 3.2%
Eicher Motors Ltd	1,078		37,408
Great Wall Motor Co Ltd	25,500		87,810
Guangzhou Automobile Group Co Ltd	4,000		4,463
Hero MotoCorp Ltd	682		29,069
Maruti Suzuki India Ltd	46		4,827
NIO Inc (ADR)*	503		24,516
			188,093
Banks – 9.8%
Al Rajhi Bank	4,870		95,549
Alinma Bank	13,149		56,714
China Merchants Bank Co Ltd	1,000		6,351
China Minsheng Banking Corp Ltd	84,000		47,906
Commercial Bank PQSC	26,534		32,061
First Financial Holding Co Ltd	16,686		12,706
Hong Leong Bank Bhd	500		2,273
Industrial & Commercial Bank of China Ltd	16,000		10,411
Masraf Al Rayan QSC	81,092		101,048
Postal Savings Bank of China Co Ltd (144A)	91,000		51,543
Qatar Islamic Bank SAQ	15,872		74,672
Qatar National Bank QPSC	16,494		80,805
Taiwan Cooperative Financial Holding Co Ltd	7,862		5,684
			577,723
Biotechnology – 0.7%
BeiGene Ltd (ADR)*	5		1,292
Seegene Inc	212		37,773
			39,065
Chemicals – 7.4%
Asian Paints Ltd	3,361		127,445
Mesaieed Petrochemical Holding Co	77,953		43,845
PI Industries Ltd	159		4,788
Pidilite Industries Ltd	2,320		56,124
Saudi Arabian Fertilizer Co	2,723		58,502
Saudi Basic Industries Corp	1,541		41,653
SK Chemicals Co Ltd*	23		8,354
Yanbu National Petrochemical Co	5,512		93,888
			434,599
Communications Equipment – 0.4%
Accton Technology Corp	2,000		22,584
BYD Electronic International Co Ltd	500		2,617
			25,201
Construction Materials – 0.6%
Ambuja Cements Ltd	8,551		29,170
UltraTech Cement Ltd	119		8,620
			37,790
Diversified Consumer Services – 0.2%
GSX Techedu Inc (ADR)*,#	245		12,669
TAL Education Group (ADR)*	23		1,645
			14,314
Diversified Telecommunication Services – 6.9%
Chunghwa Telecom Co Ltd	69,000		267,680
Saudi Telecom Co	4,831		136,601
			404,281
Electric Utilities – 2.8%
Power Grid Corp of India Ltd	7,994		20,844
Saudi Electricity Co	19,122		108,737

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Emerging Markets Managed Volatility Fund

Schedule of Investments (unaudited)

December 31, 2020

Shares or Principal Amounts		Value
Common Stocks– (continued)
Electric Utilities– (continued)
Tenaga Nasional Bhd	14,400	$37,378
		166,959
Electrical Equipment – 1.1%
Havells India Ltd	5,076	63,694
Electronic Equipment, Instruments & Components – 0.3%
Delta Electronics Inc	1,000	9,328
Hon Hai Precision Industry Co Ltd	1,000	3,265
WPG Holdings Ltd	3,000	4,575
		17,168
Entertainment – 1.2%
iQIYI Inc (ADR)*	24	420
Netmarble Corp (144A)*	573	69,537
		69,957
Food & Staples Retailing – 1.0%
Avenue Supermarts Ltd (144A)*	29	1,097
BIM Birlesik Magazalar AS	389	3,957
CP ALL PCL	300	581
E-MART Inc*	312	43,629
President Chain Store Corp	1,000	9,500
Shoprite Holdings Ltd	193	1,829
		60,593
Food Products – 8.2%
Almarai Co JSC	4,072	59,654
China Feihe Ltd (144A)	27,000	63,500
China Huishan Dairy Holdings Co Ltd*,¢	55,000	0
China Mengniu Dairy Co Ltd*	9,000	54,479
Grupo Bimbo SAB de CV	22,651	49,232
Indofood Sukses Makmur Tbk PT	4,300	2,098
IOI Corp Bhd	11,100	12,066
Nestle India Ltd	184	46,403
Nestle Malaysia Bhd	1,700	58,763
Orion Corp/Republic of Korea*	50	5,697
PPB Group Bhd	4,320	19,910
Savola Group	5,062	57,354
Sime Darby Plantation Bhd	3,500	4,345
Tingyi Cayman Islands Holding Corp	10,000	17,109
Uni-President Enterprises Corp	1,000	2,407
Universal Robina Corp	9,440	29,999
		483,016
Gas Utilities – 1.4%
China Resources Gas Group Ltd	8,000	42,552
Petronas Gas Bhd	9,300	39,748
		82,300
Health Care Equipment & Supplies – 1.5%
Hartalega Holdings Bhd	21,000	63,533
Supermax Corp Bhd	3,168	4,750
Top Glove Corp Bhd	13,500	20,623
		88,906
Health Care Providers & Services – 0.1%
Apollo Hospitals Enterprise Ltd	136	4,504
Celltrion Healthcare Co Ltd	3	449
		4,953
Hotels, Restaurants & Leisure – 1.4%
Haidilao International Holding Ltd (144A)	9,000	69,354
Huazhu Group Ltd (ADR)	66	2,972
Jubilant Foodworks Ltd	209	8,009
		80,335

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	DECEMBER 31, 2020

Janus Henderson Emerging Markets Managed Volatility Fund

Schedule of Investments (unaudited)

December 31, 2020

Shares or Principal Amounts		Value
Common Stocks– (continued)
Household Durables – 0.5%
Haier Smart Home Co Ltd*	8,000	$28,998
Household Products – 1.5%
Hindustan Unilever Ltd	2,624	86,165
Independent Power and Renewable Electricity Producers – 0.4%
Adani Green Energy Ltd*	1,148	16,587
China Longyuan Power Group Corp Ltd	4,000	4,002
		20,589
Industrial Conglomerates – 1.2%
Industries Qatar QSC	23,436	70,086
Information Technology Services – 1.5%
GDS Holdings Ltd (ADR)*,#	289	27,062
HCL Technologies Ltd	1,458	18,923
Infosys Ltd	74	1,273
Tata Consultancy Services Ltd	384	15,071
Tech Mahindra Ltd	1,901	25,396
		87,725
Insurance – 0%
ICICI Lombard General Insurance Co Ltd (144A)*	17	355
Interactive Media & Services – 3.4%
Info Edge India Ltd	309	20,175
Kakao Corp	34	12,229
SINA Corp/China*	208	8,815
Tencent Holdings Ltd	2,200	160,753
		201,972
Internet & Direct Marketing Retail – 7.5%
Alibaba Group Holding Ltd (ADR)*	1,064	247,625
JD.com Inc (ADR)*	361	31,732
Meituan Dianping*	1,400	53,547
Pinduoduo Inc (ADR)*	592	105,181
Vipshop Holdings Ltd (ADR)*	140	3,935
		442,020
Life Sciences Tools & Services – 2.2%
Divi's Laboratories Ltd	1,924	101,558
Wuxi Biologics Cayman Inc (144A)*	2,000	26,641
		128,199
Machinery – 0.8%
China Conch Venture Holdings Ltd	10,000	48,654
Marine – 0.6%
MISC Bhd	20,000	34,248
Media – 0.3%
MultiChoice Group	2,045	18,664
Metals & Mining – 1.0%
JSW Steel Ltd	1,102	5,859
Polyus PJSC (REG) (GDR)	325	32,746
Saudi Arabian Mining Co*	1,833	19,791
		58,396
Multi-Utilities – 0.9%
Qatar Electricity & Water Co QSC	11,242	55,194
Oil, Gas & Consumable Fuels – 3.2%
China Shenhua Energy Co Ltd	36,000	67,837
Qatar Fuel QSC	11,381	58,414
Saudi Arabian Oil Co (144A)	6,329	59,044
		185,295
Personal Products – 2.4%
Amorepacific Corp*	24	4,563
Dabur India Ltd	10,102	73,914
Hengan International Group Co Ltd	1,000	7,080

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Emerging Markets Managed Volatility Fund

Schedule of Investments (unaudited)

December 31, 2020

Shares or Principal Amounts		Value
Common Stocks– (continued)
Personal Products– (continued)
Marico Ltd	10,415	$57,463
		143,020
Pharmaceuticals – 5.0%
Dr Reddy's Laboratories Ltd	1,370	97,782
Hansoh Pharmaceutical Group Co Ltd (144A)*	14,000	68,089
Lupin Ltd	5,041	67,482
Shin Poong Pharmaceutical Co Ltd*	263	30,123
Sun Pharmaceutical Industries Ltd	4,069	33,079
		296,555
Real Estate Management & Development – 1.0%
Country Garden Services Holdings Co Ltd	6,000	40,698
Longfor Group Holdings Ltd (144A)	3,000	17,620
		58,318
Semiconductor & Semiconductor Equipment – 4.4%
Hanergy Thin Film Power Group - SPV Shares*,¢	52,000	3,153
Taiwan Semiconductor Manufacturing Co Ltd	7,000	131,475
United Microelectronics Corp	64,000	107,287
Xinyi Solar Holdings Ltd	6,000	15,658
		257,573
Software – 2.0%
China Youzan Ltd*	16,000	4,794
Kingdee International Software Group Co Ltd*	27,000	110,808
		115,602
Specialty Retail – 1.7%
Jarir Marketing Co	1,358	62,766
Zhongsheng Group Holdings Ltd	5,000	35,649
		98,415
Technology Hardware, Storage & Peripherals – 0.9%
Acer Inc	27,000	22,811
Compal Electronics Inc	3,000	2,207
Lite-On Technology Corp	5,000	8,877
Quanta Computer Inc	6,000	17,324
		51,219
Wireless Telecommunication Services – 8.7%
Advanced Info Service PCL	13,000	76,476
DiGi.Com Bhd	7,000	7,210
Etihad Etisalat Co*	8,227	62,842
Far EasTone Telecommunications Co Ltd	47,000	102,292
Maxis Bhd	12,400	15,580
PLDT Inc	3,340	93,525
Taiwan Mobile Co Ltd	44,000	154,710
Turkcell Iletisim Hizmetleri AS	659	1,434
		514,069
Total Common Stocks (cost $4,919,424)		5,840,278
Investment Companies– 0.8%
Money Markets – 0.8%
Janus Henderson Cash Liquidity Fund LLC, 0.1108%ºº,£((cost $48,394)	48,389	48,394
Investments Purchased with Cash Collateral from Securities Lending– 0.4%
Investment Companies – 0.3%
Janus Henderson Cash Collateral Fund LLC, 0.0264%ºº,£	21,216	21,216
Time Deposits – 0.1%
Canadian Imperial Bank of Commerce, 0.0800%, 1/4/21	$5,304	5,304
Total Investments Purchased with Cash Collateral from Securities Lending (cost $26,520)		26,520
Total Investments (total cost $4,994,339) – 100.5%		5,915,193
Liabilities, net of Cash, Receivables and Other Assets – (0.5)%		(32,137)
Net Assets – 100%		$5,883,056

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	DECEMBER 31, 2020

Janus Henderson Emerging Markets Managed Volatility Fund

Schedule of Investments (unaudited)

December 31, 2020

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
China	$1,618,648	27.4%
India	1,063,085	18.0
Saudi Arabia	913,095	15.4
Taiwan	884,712	15.0
Qatar	516,125	8.7
Malaysia	320,427	5.4
South Korea	212,354	3.6
Philippines	123,524	2.1
Thailand	77,057	1.3
United States	76,206	1.3
Mexico	49,232	0.8
Russia	32,746	0.6
South Africa	20,493	0.3
Turkey	5,391	0.1
Indonesia	2,098	0.0

Total	$5,915,193	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Emerging Markets Managed Volatility Fund

Schedule of Investments (unaudited)

December 31, 2020

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 12/31/20
Investment Companies - 0.8%
Money Markets - 0.8%
Janus Henderson Cash Liquidity Fund LLC, 0.1108%ºº	$33	$(2)	$-	$48,394
Investments Purchased with Cash Collateral from Securities Lending - 0.3%
Investment Companies - 0.3%
Janus Henderson Cash Collateral Fund LLC, 0.0264%ºº	43∆	-	-	21,216
Total Affiliated Investments - 1.1%	$76	$(2)	$-	$69,610

	Value at 6/30/20	Purchases	Sales Proceeds	Value at 12/31/20
Investment Companies - 0.8%
Money Markets - 0.8%
Janus Henderson Cash Liquidity Fund LLC, 0.1108%ºº	-	1,572,295	(1,523,899)	48,394
Investments Purchased with Cash Collateral from Securities Lending - 0.3%
Investment Companies - 0.3%
Janus Henderson Cash Collateral Fund LLC, 0.0264%ºº	16,637	263,556	(258,977)	21,216

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	DECEMBER 31, 2020

Janus Henderson Emerging Markets Managed Volatility Fund

Notes to Schedule of Investments and Other Information (unaudited)

MSCI Emerging Markets IndexSM	MSCI Emerging Markets IndexSM reflects the equity market performance of emerging markets.

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
LLC	Limited Liability Company
PCL	Public Company Limited
PJSC	Private Joint Stock Company
REG	Registered

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended December 31, 2020 is $426,780, which represents 7.3% of net assets.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of December 31, 2020.

#	Loaned security; a portion of the security is on loan at December 31, 2020.

¢	Security is valued using significant unobservable inputs.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

Janus Investment Fund	13

Janus Henderson Emerging Markets Managed Volatility Fund

Notes to Schedule of Investments and Other Information (unaudited)

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2020. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Corporate Bonds	$-	$1	$-
Common Stocks
Automobiles	24,516	163,577	-
Biotechnology	1,292	37,773	-
Diversified Consumer Services	14,314	-	-
Diversified Telecommunication Services	267,680	136,601	-
Entertainment	420	69,537	-
Food Products	49,232	433,784	0
Hotels, Restaurants & Leisure	2,972	77,363	-
Household Durables	28,998	-	-
Information Technology Services	27,062	60,663	-
Interactive Media & Services	8,815	193,157	-
Internet & Direct Marketing Retail	388,473	53,547	-
Semiconductor & Semiconductor Equipment	-	254,420	3,153
All Other	-	3,542,929	-
Investment Companies	-	48,394	-
Investments Purchased with Cash Collateral from Securities Lending	-	26,520	-
Total Assets	$813,774	$5,098,266	$3,153

14	DECEMBER 31, 2020

Janus Henderson Emerging Markets Managed Volatility Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2020

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value(1)(2)	$5,845,583
Affiliated investments, at value(3)	69,610
Cash denominated in foreign currency(4)	894
Non-interested Trustees' deferred compensation	135
Receivables:
Due from adviser	44,108
Investments sold	44,059
Fund shares sold	38,689
Dividends	2,418
Foreign tax reclaims	32
Other assets	99
Total Assets	6,045,627
Liabilities:
Due to custodian	9
Collateral for securities loaned (Note 2)	26,520
Payables:	—
Professional fees	40,966
Foreign tax liability	26,091
Investments purchased	22,911
Non-affiliated fund administration fees payable	19,657
Custodian fees	10,986
Advisory fees	5,026
Fund shares repurchased	2,281
Transfer agent fees and expenses	814
Non-interested Trustees' deferred compensation fees	135
12b-1 Distribution and shareholder servicing fees	84
Affiliated fund administration fees payable	13
Accrued expenses and other payables	7,078
Total Liabilities	162,571
Net Assets	$5,883,056

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Emerging Markets Managed Volatility Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2020

Net Assets Consist of:
Capital (par value and paid-in surplus)	$5,429,103
Total distributable earnings (loss)(5)	453,953
Total Net Assets	$5,883,056
Net Assets - Class A Shares	$29,427
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,499
Net Asset Value Per Share(6)	$11.78
Maximum Offering Price Per Share(7)	$12.50
Net Assets - Class C Shares	$67,347
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,798
Net Asset Value Per Share(6)	$11.62
Net Assets - Class D Shares	$3,974,955
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	343,713
Net Asset Value Per Share	$11.56
Net Assets - Class I Shares	$345,673
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	29,861
Net Asset Value Per Share	$11.58
Net Assets - Class N Shares	$1,258,825
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	110,169
Net Asset Value Per Share	$11.43
Net Assets - Class S Shares	$68,927
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,956
Net Asset Value Per Share	$11.57
Net Assets - Class T Shares	$137,902
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	11,933
Net Asset Value Per Share	$11.56

(1) Includes cost of $4,924,729.

(2) Includes $25,960 of securities on loan. See Note 2 in Notes to Financial Statements.

(3) Includes cost of $69,610.

(4) Includes cost of $894.

(5) Includes $26,092 of foreign capital gains tax on investments.

(6) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(7) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

16	DECEMBER 31, 2020

Janus Henderson Emerging Markets Managed Volatility Fund

Statement of Operations (unaudited)

For the period ended December 31, 2020

See footnotes at the end of the Statement.

Investment Income:
Dividends	$80,390
Affiliated securities lending income, net	43
Dividends from affiliates	33
Other income	187
Foreign tax withheld	(12,327)
Total Investment Income	68,326
Expenses:
Advisory fees	26,762
12b-1 Distribution and shareholder servicing fees:
Class A Shares	35
Class C Shares	—
Class S Shares	—
Transfer agent administrative fees and expenses:
Class D Shares	2,048
Class S Shares	82
Class T Shares	172
Transfer agent networking and omnibus fees:
Class A Shares	22
Class C Shares	—
Class I Shares	224
Other transfer agent fees and expenses:
Class A Shares	10
Class C Shares	6
Class D Shares	615
Class I Shares	22
Class N Shares	64
Class S Shares	4
Class T Shares	8
Registration fees	95,965
Non-affiliated fund administration fees	34,455
Professional fees	33,603
Custodian fees	19,714
Shareholder reports expense	1,783
Affiliated fund administration fees	69
Non-interested Trustees’ fees and expenses	48
Total Expenses	215,711
Less: Excess Expense Reimbursement and Waivers	(188,804)
Net Expenses	26,907
Net Investment Income/(Loss)	41,419

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Emerging Markets Managed Volatility Fund

Statement of Operations (unaudited)

For the period ended December 31, 2020

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions(1)	$343,917
Investments in affiliates	(2)
Total Net Realized Gain/(Loss) on Investments	343,915
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation(2)	441,136
Total Change in Unrealized Net Appreciation/Depreciation	441,136
Net Increase/(Decrease) in Net Assets Resulting from Operations	$826,470

(1) Includes realized foreign capital gains tax on investments of $(1,001). (2) Includes change in unrealized appreciation/depreciation of $(26,092) due to foreign capital gains tax on investments.

See Notes to Financial Statements.

18	DECEMBER 31, 2020

Janus Henderson Emerging Markets Managed Volatility Fund

Statements of Changes in Net Assets

	Period ended December 31, 2020 (unaudited)	Year ended June 30, 2020

Operations:
Net investment income/(loss)	$41,419	$94,172
Net realized gain/(loss) on investments	343,915	(308,487)
Change in unrealized net appreciation/depreciation	441,136	(252,415)
Net Increase/(Decrease) in Net Assets Resulting from Operations	826,470	(466,730)
Dividends and Distributions to Shareholders:
Class A Shares	(185)	—
Class C Shares	(830)	(1,314)
Class D Shares	(41,652)	(88,370)
Class I Shares	(4,248)	(7,033)
Class N Shares	(28,330)	(45,472)
Class S Shares	(721)	(1,366)
Class T Shares	(1,626)	(4,610)
Net Decrease from Dividends and Distributions to Shareholders	(77,592)	(148,165)
Capital Share Transactions:
Class A Shares	713	(2,228)
Class C Shares	830	1,314
Class D Shares	350,118	(982,037)
Class I Shares	(30,337)	319,201
Class N Shares	(456,561)	(212,395)
Class S Shares	721	1,366
Class T Shares	(19,074)	(307,364)
Net Increase/(Decrease) from Capital Share Transactions	(153,590)	(1,182,143)
Net Increase/(Decrease) in Net Assets	595,288	(1,797,038)
Net Assets:
Beginning of period	5,287,768	7,084,806
End of period	$5,883,056	$5,287,768

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Emerging Markets Managed Volatility Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended December 31, 2020 (unaudited) and the year ended June 30	2020	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$10.22	$10.80	$11.57	$10.47	$9.48	$10.49
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.06	0.15	0.17	0.17	0.08	0.18
Net realized and unrealized gain/(loss)	1.57	(0.73)	0.15	1.14	1.01	(1.03)
Total from Investment Operations	1.63	(0.58)	0.32	1.31	1.09	(0.85)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.07)	—	(0.13)	(0.15)	(0.10)	(0.08)
Distributions (from capital gains)	—	—	(0.96)	(0.06)	—	(0.08)
Total Dividends and Distributions	(0.07)	—	(1.09)	(0.21)	(0.10)	(0.16)
Net Asset Value, End of Period	$11.78	$10.22	$10.80	$11.57	$10.47	$9.48
Total Return*	16.01%	(5.37)%	3.40%	12.50%	11.64%	(8.06)%
Net Assets, End of Period (in thousands)	$29	$25	$29	$410	$169	$145
Average Net Assets for the Period (in thousands)	$27	$23	$319	$206	$152	$140
Ratios to Average Net Assets**:
Ratio of Gross Expenses	19.11%	19.07%	6.63%	4.40%	7.53%	10.33%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.35%	1.39%	1.33%	1.30%	1.29%	1.30%
Ratio of Net Investment Income/(Loss)	1.03%	1.46%	1.55%	1.46%	0.85%	1.89%
Portfolio Turnover Rate	44%	99%	66%	132%	116%	84%

Class C Shares
For a share outstanding during the period ended December 31, 2020 (unaudited) and the year ended June 30	2020	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$10.11	$10.91	$11.51	$10.44	$9.44	$10.44
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.10	0.13	0.19	0.06	0.01	0.10
Net realized and unrealized gain/(loss)	1.55	(0.70)	0.17	1.16	1.01	(1.02)
Total from Investment Operations	1.65	(0.57)	0.36	1.22	1.02	(0.92)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.14)	(0.23)	—	(0.09)	(0.02)	—(2)
Distributions (from capital gains)	—	—	(0.96)	(0.06)	—	(0.08)
Total Dividends and Distributions	(0.14)	(0.23)	(0.96)	(0.15)	(0.02)	(0.08)
Net Asset Value, End of Period	$11.62	$10.11	$10.91	$11.51	$10.44	$9.44
Total Return*	16.40%	(5.33)%	3.74%	11.66%	10.85%	(8.77)%
Net Assets, End of Period (in thousands)	$67	$58	$61	$93	$84	$48
Average Net Assets for the Period (in thousands)	$62	$58	$60	$108	$52	$46
Ratios to Average Net Assets**:
Ratio of Gross Expenses	11.89%	10.93%	10.71%	5.29%	8.12%	11.11%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.52%	1.31%	1.31%	2.00%	2.05%	2.08%
Ratio of Net Investment Income/(Loss)	1.88%	1.30%	1.76%	0.54%	0.14%	1.11%
Portfolio Turnover Rate	44%	99%	66%	132%	116%	84%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

20	DECEMBER 31, 2020

Janus Henderson Emerging Markets Managed Volatility Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended December 31, 2020 (unaudited) and the year ended June 30	2020	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$10.07	$10.84	$11.57	$10.47	$9.49	$10.49
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.08	0.15	0.20	0.15	0.10	0.19
Net realized and unrealized gain/(loss)	1.54	(0.70)	0.17	1.18	0.99	(1.02)
Total from Investment Operations	1.62	(0.55)	0.37	1.33	1.09	(0.83)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.13)	(0.22)	(0.14)	(0.17)	(0.11)	(0.09)
Distributions (from capital gains)	—	—	(0.96)	(0.06)	—	(0.08)
Total Dividends and Distributions	(0.13)	(0.22)	(1.10)	(0.23)	(0.11)	(0.17)
Net Asset Value, End of Period	$11.56	$10.07	$10.84	$11.57	$10.47	$9.49
Total Return*	16.09%	(5.19)%	3.84%	12.68%	11.70%	(7.89)%
Net Assets, End of Period (in thousands)	$3,975	$3,152	$4,522	$7,047	$4,206	$1,488
Average Net Assets for the Period (in thousands)	$3,433	$3,991	$4,963	$7,312	$2,602	$1,194
Ratios to Average Net Assets**:
Ratio of Gross Expenses	7.61%	5.73%	5.63%	3.79%	6.89%	10.26%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.01%	1.14%	1.15%	1.13%	1.22%	1.19%
Ratio of Net Investment Income/(Loss)	1.39%	1.46%	1.86%	1.27%	1.00%	2.08%
Portfolio Turnover Rate	44%	99%	66%	132%	116%	84%

Class I Shares
For a share outstanding during the period ended December 31, 2020 (unaudited) and the year ended June 30	2020	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$10.09	$10.87	$11.64	$10.48	$9.49	$10.50
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.08	0.14	0.22	0.21	0.10	0.21
Net realized and unrealized gain/(loss)	1.55	(0.67)	0.12	1.13	1.01	(1.04)
Total from Investment Operations	1.63	(0.53)	0.34	1.34	1.11	(0.83)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.14)	(0.25)	(0.15)	(0.12)	(0.12)	(0.10)
Distributions (from capital gains)	—	—	(0.96)	(0.06)	—	(0.08)
Total Dividends and Distributions	(0.14)	(0.25)	(1.11)	(0.18)	(0.12)	(0.18)
Net Asset Value, End of Period	$11.58	$10.09	$10.87	$11.64	$10.48	$9.49
Total Return*	16.23%	(5.05)%	3.59%	12.82%	11.93%	(7.82)%
Net Assets, End of Period (in thousands)	$346	$331	$41	$102	$831	$664
Average Net Assets for the Period (in thousands)	$324	$192	$99	$374	$765	$391
Ratios to Average Net Assets**:
Ratio of Gross Expenses	8.42%	6.97%	8.15%	4.79%	7.62%	9.29%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.01%	1.06%	1.16%	1.18%	1.10%	1.04%
Ratio of Net Investment Income/(Loss)	1.43%	1.41%	2.05%	1.79%	0.97%	2.30%
Portfolio Turnover Rate	44%	99%	66%	132%	116%	84%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Emerging Markets Managed Volatility Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended December 31, 2020 (unaudited) and the year or period ended June 30	2020	2020	2019	2018(1)
Net Asset Value, Beginning of Period	$10.06	$10.85	$11.59	$11.10
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.10	0.16	0.21	0.15
Net realized and unrealized gain/(loss)	1.53	(0.70)	0.17	0.58
Total from Investment Operations	1.63	(0.54)	0.38	0.73
Less Dividends and Distributions:
Dividends (from net investment income)	(0.26)	(0.25)	(0.16)	(0.18)
Distributions (from capital gains)	—	—	(0.96)	(0.06)
Total Dividends and Distributions	(0.26)	(0.25)	(1.12)	(0.24)
Net Asset Value, End of Period	$11.43	$10.06	$10.85	$11.59
Total Return*	16.30%	(5.10)%	3.98%	6.57%
Net Assets, End of Period (in thousands)	$1,259	$1,525	$1,915	$1,614
Average Net Assets for the Period (in thousands)	$1,450	$1,721	$1,667	$1,086
Ratios to Average Net Assets**:
Ratio of Gross Expenses	7.32%	5.61%	5.63%	3.50%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.86%	0.98%	0.99%	0.97%
Ratio of Net Investment Income/(Loss)	1.75%	1.60%	1.95%	1.35%
Portfolio Turnover Rate	44%	99%	66%	132%

Class S Shares
For a share outstanding during the period ended December 31, 2020 (unaudited) and the year ended June 30	2020	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$10.07	$10.86	$11.57	$10.47	$9.48	$10.47
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.08	0.14	0.19	0.14	0.07	0.17
Net realized and unrealized gain/(loss)	1.54	(0.69)	0.17	1.16	1.01	(1.02)
Total from Investment Operations	1.62	(0.55)	0.36	1.30	1.08	(0.85)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.12)	(0.24)	(0.11)	(0.14)	(0.09)	(0.06)
Distributions (from capital gains)	—	—	(0.96)	(0.06)	—	(0.08)
Total Dividends and Distributions	(0.12)	(0.24)	(1.07)	(0.20)	(0.09)	(0.14)
Net Asset Value, End of Period	$11.57	$10.07	$10.86	$11.57	$10.47	$9.48
Total Return*	16.14%	(5.24)%	3.80%	12.38%	11.52%	(8.06)%
Net Assets, End of Period (in thousands)	$69	$59	$63	$60	$54	$48
Average Net Assets for the Period (in thousands)	$64	$60	$60	$61	$50	$47
Ratios to Average Net Assets**:
Ratio of Gross Expenses	12.28%	10.82%	10.71%	5.54%	7.83%	10.55%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.87%	1.22%	1.19%	1.40%	1.42%	1.33%
Ratio of Net Investment Income/(Loss)	1.53%	1.38%	1.75%	1.15%	0.71%	1.87%
Portfolio Turnover Rate	44%	99%	66%	132%	116%	84%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 4, 2017 (inception date) through June 30, 2018.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

22	DECEMBER 31, 2020

Janus Henderson Emerging Markets Managed Volatility Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended December 31, 2020 (unaudited) and the year ended June 30	2020	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$10.08	$10.84	$11.58	$10.48	$9.49	$10.49
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.08	0.18	0.19	0.16	0.09	0.19
Net realized and unrealized gain/(loss)	1.54	(0.74)	0.17	1.16	1.01	(1.02)
Total from Investment Operations	1.62	(0.56)	0.36	1.32	1.10	(0.83)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.14)	(0.20)	(0.14)	(0.16)	(0.11)	(0.09)
Distributions (from capital gains)	—	—	(0.96)	(0.06)	—	(0.08)
Total Dividends and Distributions	(0.14)	(0.20)	(1.10)	(0.22)	(0.11)	(0.17)
Net Asset Value, End of Period	$11.56	$10.08	$10.84	$11.58	$10.48	$9.49
Total Return*	16.07%	(5.27)%	3.82%	12.64%	11.78%	(7.89)%
Net Assets, End of Period (in thousands)	$138	$138	$454	$195	$174	$175
Average Net Assets for the Period (in thousands)	$134	$227	$310	$207	$170	$155
Ratios to Average Net Assets**:
Ratio of Gross Expenses	9.71%	6.95%	6.61%	4.51%	7.67%	10.26%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.13%	1.24%	1.21%	1.16%	1.18%	1.11%
Ratio of Net Investment Income/(Loss)	1.45%	1.72%	1.77%	1.36%	0.93%	2.10%
Portfolio Turnover Rate	44%	99%	66%	132%	116%	84%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Emerging Markets Managed Volatility Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Emerging Markets Managed Volatility Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 45 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds currently implement an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

It is expected that the conversion of Class C Shares to Class A Shares will not result in a taxable event. Please consult your tax adviser for further information.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

24	DECEMBER 31, 2020

Janus Henderson Emerging Markets Managed Volatility Fund

Notes to Financial Statements (unaudited)

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with United States of America generally accepted accounting principles ("US GAAP").

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets

Janus Investment Fund	25

Janus Henderson Emerging Markets Managed Volatility Fund

Notes to Financial Statements (unaudited)

and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2020 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund did not hold a significant amount of Level 3 securities as of December 31, 2020.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date

26	DECEMBER 31, 2020

Janus Henderson Emerging Markets Managed Volatility Fund

Notes to Financial Statements (unaudited)

of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

In the aftermath of the 2007-2008 financial crisis, the financial sector experienced reduced liquidity in credit and other fixed-income markets, and an unusually high degree of volatility, both domestically and internationally. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took a number of unprecedented steps designed to support the financial markets. For example, the enactment of the Dodd-Frank Act in 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. More recently, in response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record-low levels. Extremely low or negative interest rates may become more prevalent or may not work as intended. As there is little precedent for this situation, the impact on various markets that interest rate or other significant policy changes may have is unknown. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the

Janus Investment Fund	27

Janus Henderson Emerging Markets Managed Volatility Fund

Notes to Financial Statements (unaudited)

likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including Janus Capital or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU, commonly known as “Brexit,” which immediately led to significant market volatility around the world, as well as political, economic and legal uncertainty. The United Kingdom formally left the EU on January 31, 2020 and entered into an eleven-month transition period, which expired on December 31, 2020. The negative impact on not only the United Kingdom and European economies could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on the United Kingdom and/or Europe for their business activities and revenues. Any further exits from the EU, or an increase in the belief that such exits are likely or possible, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing

The Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Such countries include but are not limited to countries included in the MSCI Emerging Markets IndexSM. To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting

28	DECEMBER 31, 2020

Janus Henderson Emerging Markets Managed Volatility Fund

Notes to Financial Statements (unaudited)

in greater risk to investors. Similarly, issuers in such markets may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which U.S. companies are subject. There is a risk in developing countries that a current or future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

JPMorgan Chase Bank, National Association	$25,960	$—	$(25,960)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the Securities and Exchange Commission (the “SEC”). See “Securities Lending” in the “Notes to Financial Statements” for additional information.

Real Estate Investing

To the extent that real estate-related securities may be included in the Fund’s named benchmark index, Intech’s mathematical investment process may select equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold

Janus Investment Fund	29

Janus Henderson Emerging Markets Managed Volatility Fund

Notes to Financial Statements (unaudited)

short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. The Fund may lend fund securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to primarily invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of December 31, 2020, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $25,960. Gross amounts of recognized liabilities for securities lending (collateral received) as of December 31, 2020 is $26,520, resulting in the net amount due to the counterparty of $560.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $2 Billion	0.95
Next $1 Billion	0.92
Next $3 Billion	0.90

The Fund’s actual investment advisory fee rate for the reporting period was 0.97% of average annual net assets before any applicable waivers.

Intech Investment Management LLC (“Intech”) serves as subadviser to the Fund. As subadviser, Intech provides day-to-day management of the investment operations of the Fund subject to the general oversight of Janus Capital. Janus Capital owns approximately 97% of Intech.

30	DECEMBER 31, 2020

Janus Henderson Emerging Markets Managed Volatility Fund

Notes to Financial Statements (unaudited)

Janus Capital pays Intech a subadvisory fee rate equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (net of any fee waivers and expense reimbursements).

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.85% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers for at least a one-year period commencing October 28, 2020. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund pays an annual administrative services fee based on the average daily net assets of Class D Shares for shareholder services provided by Janus Services, as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

The Fund’s actual Class D administrative fee rate was 0.12% for the reporting period.

Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order

Janus Investment Fund	31

Janus Henderson Emerging Markets Managed Volatility Fund

Notes to Financial Statements (unaudited)

processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $166,938 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2020. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2020 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2020 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $251,025 were paid by the Trust to the Trustees under the Deferred Plan during the period ended December 31, 2020.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate

32	DECEMBER 31, 2020

Janus Henderson Emerging Markets Managed Volatility Fund

Notes to Financial Statements (unaudited)

as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended December 31, 2020 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the period ended December 31, 2020, Janus Henderson Distributors retained upfront sales charges of $4.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the period ended December 31, 2020.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class C Shares during the period ended December 31, 2020.

As of December 31, 2020, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	100	1
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	5	1
Class S Shares	100	1
Class T Shares	-	-

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with US GAAP).

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Janus Investment Fund	33

Janus Henderson Emerging Markets Managed Volatility Fund

Notes to Financial Statements (unaudited)

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2020, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended June 30, 2020
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$ (659,426)	$ (78,402)	$ (737,828)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2020 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 5,023,474	$ 991,946	$ (100,227)	$ 891,719

34	DECEMBER 31, 2020

Janus Henderson Emerging Markets Managed Volatility Fund

Notes to Financial Statements (unaudited)

5. Capital Share Transactions

	Period ended December 31, 2020		Year ended June 30, 2020
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	51	$ 565	1,674	$ 17,785
Reinvested dividends and distributions	16	185	-	-
Shares repurchased	(3)	(37)	(1,878)	(20,013)
Net Increase/(Decrease)	64	$ 713	(204)	$ (2,228)
Class C Shares:
Shares sold	-	$ -	-	$ -
Reinvested dividends and distributions	73	830	120	1,314
Shares repurchased	-	-	-	-
Net Increase/(Decrease)	73	$ 830	120	$ 1,314
Class D Shares:
Shares sold	94,948	$1,042,474	97,720	$ 976,176
Reinvested dividends and distributions	3,618	40,886	8,049	87,014
Shares repurchased	(67,865)	(733,242)	(209,848)	(2,045,227)
Net Increase/(Decrease)	30,701	$ 350,118	(104,079)	$ (982,037)
Class I Shares:
Shares sold	10,053	$ 112,749	29,989	$ 328,879
Reinvested dividends and distributions	376	4,248	649	7,033
Shares repurchased	(13,328)	(147,334)	(1,635)	(16,711)
Net Increase/(Decrease)	(2,899)	$ (30,337)	29,003	$ 319,201
Class N Shares:
Shares sold	9,163	$ 98,520	69,274	$ 707,315
Reinvested dividends and distributions	2,539	28,330	4,214	45,472
Shares repurchased	(53,043)	(583,411)	(98,553)	(965,182)
Net Increase/(Decrease)	(41,341)	$ (456,561)	(25,065)	$ (212,395)
Class S Shares:
Shares sold	-	$ -	-	$ -
Reinvested dividends and distributions	64	721	126	1,366
Shares repurchased	-	-	-	-
Net Increase/(Decrease)	64	$ 721	126	$ 1,366
Class T Shares:
Shares sold	2,390	$ 26,086	16,160	$ 162,388
Reinvested dividends and distributions	144	1,626	426	4,610
Shares repurchased	(4,308)	(46,786)	(44,793)	(474,362)
Net Increase/(Decrease)	(1,774)	$ (19,074)	(28,207)	$ (307,364)

6. Purchases and Sales of Investment Securities

For the period ended December 31, 2020, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$ 2,441,453	$ 2,697,489	$ -	$ -

Janus Investment Fund	35

Janus Henderson Emerging Markets Managed Volatility Fund

Notes to Financial Statements (unaudited)

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2020 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

36	DECEMBER 31, 2020

Janus Henderson Emerging Markets Managed Volatility Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 60-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each Fund of Janus Investment Fund (together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreements for the Janus Henderson Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2020, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2021 through February 1, 2022, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus

Janus Investment Fund	37

Janus Henderson Emerging Markets Managed Volatility Fund

Additional Information (unaudited)

Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital generally does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2020, approximately 75% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers, and for the 12 months ended September 30, 2020, approximately 62% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

38	DECEMBER 31, 2020

Janus Henderson Emerging Markets Managed Volatility Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Developed World Bond Fund, the Trustees noted the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

Janus Investment Fund	39

Janus Henderson Emerging Markets Managed Volatility Fund

Additional Information (unaudited)

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

40	DECEMBER 31, 2020

Janus Henderson Emerging Markets Managed Volatility Fund

Additional Information (unaudited)

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance.

Janus Investment Fund	41

Janus Henderson Emerging Markets Managed Volatility Fund

Additional Information (unaudited)

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory fees and any administration fees but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 10% under the average total expenses of the respective Broadridge Expense Group peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 9% under the average management fees for the respective Broadridge Expense Group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

42	DECEMBER 31, 2020

Janus Henderson Emerging Markets Managed Volatility Fund

Additional Information (unaudited)

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to funds subadvised by Janus Capital and to the fees Janus Capital charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very distinct relative to retail funds; and (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; (4) 9 of 10 Janus Henderson Funds have lower management fees than similar funds subadvised by Janus Capital; and (5) 5 of 8 Janus Henderson Funds have lower management fees than similar separate accounts managed by Janus Capital.

The Trustees considered the fees for each Fund for its fiscal year ended in 2019, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Investment Fund	43

Janus Henderson Emerging Markets Managed Volatility Fund

Additional Information (unaudited)

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

44	DECEMBER 31, 2020

Janus Henderson Emerging Markets Managed Volatility Fund

Additional Information (unaudited)

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that, the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Venture Fund, the Trustees noted that, the Fund’s total expenses were below the peer group for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

Janus Investment Fund	45

Janus Henderson Emerging Markets Managed Volatility Fund

Additional Information (unaudited)

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by Janus Capital were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital

46	DECEMBER 31, 2020

Janus Henderson Emerging Markets Managed Volatility Fund

Additional Information (unaudited)

and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 73% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. They also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) as the assets of some of the Janus Henderson Funds have declined in the past few years, certain of those Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined; (3) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (4) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by Janus Capital and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their

Janus Investment Fund	47

Janus Henderson Emerging Markets Managed Volatility Fund

Additional Information (unaudited)

relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

48	DECEMBER 31, 2020

Janus Henderson Emerging Markets Managed Volatility Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2020. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

Janus Investment Fund	49

Janus Henderson Emerging Markets Managed Volatility Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

50	DECEMBER 31, 2020

Janus Henderson Emerging Markets Managed Volatility Fund

Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	51

Janus Henderson Emerging Markets Managed Volatility Fund

Notes

NotesPage1

52	DECEMBER 31, 2020

Janus Henderson Emerging Markets Managed Volatility Fund

Notes

NotesPage2

Janus Investment Fund	53

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins and Intech are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors
125-24-93012 03-21

SEMIANNUAL REPORT December 31, 2020

Janus Henderson Flexible Bond Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Flexible Bond Fund

Janus Henderson Flexible Bond Fund (unaudited)

FUND SNAPSHOT

We believe our research-driven investment process, diversified portfolio construction and robust risk management can drive consistent risk-adjusted performance, with excess returns generated primarily through sector and security decisions. Our collaborative investment teams utilize our broad investment flexibility across the investment cycle in an effort to capitalize on attractive opportunities and provide the downside risk management clients expect from their core fixed income portfolio.

Greg Wilensky co-portfolio manager	Michael Keough co-portfolio manager

PERFORMANCE OVERVIEW

During the six-month period ended December 31, 2020, Janus Henderson Flexible Bond Fund’s Class I Shares returned 3.70% compared with 1.29% for the Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

INVESTMENT ENVIRONMENT

Credit markets rallied as the economic outlook improved, bolstered in part by promising developments in COVID-19 vaccines and a market-friendly election outcome. The high-yield corporate bond market was particularly strong, outperforming investment-grade corporates, both on an absolute and a risk-adjusted basis, as investors became increasingly comfortable taking additional risk. Securitized products such as residential and commercial mortgages benefited from the improved outlook, but performance lagged corporate bonds. Falling Treasury prices partially offset the strength in credit markets as yields longer than two years rose with growing optimism for the economic recovery. The yield on the 10-year note closed December at 0.92%, up from 0.66% in June, while the short end of the yield curve remained relatively anchored on expectations of stable policy rates.

PERFORMANCE DISCUSSION

We maintained a constructive outlook for credit markets over the period given our expectations for continued support from the Federal Reserve (Fed), additional U.S. fiscal stimulus and relatively strong consumer fundamentals. The election outcome in the U.S. coupled with a number of positive developments regarding COVID-19 vaccines led us to become more positive on the high-yield corporate bond market, believing that valuations in this sector had more to gain from improving economic fundamentals in the year ahead.

To reflect our constructive outlook, the Fund was materially overweight corporate credit and held approximately 15% in high-yield corporate bonds at period end, while maintaining an underweight to both Treasuries and agency mortgage-backed securities – positioning that benefited relative returns. Late in the period, as spreads (yields over Treasuries) in corporate bond markets narrowed, we sought to capture gains in some of our strongest-performing positions. While we are not concerned with an outsized jump in inflation, we do believe the risk of inflation is now skewed to the upside. As a result, we added an allocation to Treasury Inflation-Protected Securities (TIPS), which also contributed modestly to returns.

No asset class, industry or corporate issuer materially detracted from relative performance, although the Fund’s lack of exposure to government-related securities, including certain bonds issued by emerging market governments that performed well, weighed modestly on results.

DERIVATIVES USAGE

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

We remain positive on the outlook for credit markets, believing it is appropriate to look past the continued near-term headwinds from elevated COVID-19 cases. Both the economic recovery and the credit repair cycle are in early innings, and this phase of the cycle has historically been positive for returns across spread product sectors. In 2021, we expect a robust recovery in economic activity to result in strong corporate earnings growth and a healthy consumer, aided by a recovery in employment and continued government support.

Janus Investment Fund	1

Janus Henderson Flexible Bond Fund (unaudited)

With government bond yields near historic lows across the developed world, we expect areas that still offer yield to remain in demand, benefiting credit markets across the various asset classes and the ratings spectrum. But it is important to take note of where the markets ended the year. The sharp drop in government bond yields in the first quarter of 2020 followed by a very strong recovery in credit spreads has resulted in less attractive valuations across U.S. Treasuries and much of the recovery already priced into the highest-quality corporate bonds. In our view, it is the more credit sensitive parts of the market, including the lowest tier of investment grade as well as high yield, that still provide opportunities for active managers to identify attractive risk-adjusted securities.

We expect front-end Treasury yields to remain anchored in 2021 as a result of the Fed’s commitment to ensuring a sustained economic recovery through accommodative monetary policy. But we remain mindful that the risk is more skewed to higher interest rates across the intermediate and long end of the yield curve, driven by the economic recovery and higher inflation expectations. We anticipate navigating the interest rate environment will be a key driver of the strategy’s performance in the year ahead.

2020 was unique and difficult in many ways. However, the volatility offered significant opportunities to demonstrate the value of active management, and the benefits possible for managers with both the flexibility to take significant positions relative to the benchmark and the conviction to take advantage of it. We anticipate index returns will be more modest in 2021, bond market volatility more subdued, and thus believe the opportunity to add incremental returns through active sector and security selection will be paramount.

Thank you for your investment in Janus Henderson Flexible Bond Fund.

2	DECEMBER 31, 2020

Janus Henderson Flexible Bond Fund (unaudited)

Fund At A Glance

December 31, 2020

Fund Profile
30-day Current Yield*	Without Reimbursement	With Reimbursement
Class A Shares NAV	0.89%	0.89%
Class A Shares MOP	0.85%	0.85%
Class C Shares**	0.23%	0.23%
Class D Shares	1.14%	1.14%
Class I Shares	1.21%	1.21%
Class N Shares	1.28%	1.28%
Class R Shares	0.53%	0.53%
Class S Shares	0.77%	0.77%
Class T Shares	1.03%	1.03%
Weighted Average Maturity		8.3 Years
Average Effective Duration***		6.4 Years
* Yield will fluctuate.
** Does not include the 1.00% contingent deferred sales charge.
*** A theoretical measure of price volatility.

Ratings† Summary - (% of Total Investments)
AAA	1.7%
AA	28.9%
A	6.7%
BBB	36.9%
BB	12.0%
B	3.0%
Not Rated	9.3%
Other	1.5%

† Credit ratings provided by Standard & Poor's (S&P), an independent credit rating agency. Credit ratings range from AAA (highest) to D (lowest) based on S&P's measures. Further information on S&P's rating methodology may be found at www.standardandpoors.com. Other rating agencies may rate the same securities differently. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change. "Not Rated" securities are not rated by S&P, but may be rated by other rating agencies and do not necessarily indicate low quality. "Other" includes cash equivalents, equity securities, and certain derivative instruments.

Significant Areas of Investment - (% of Net Assets)

Asset Allocation - (% of Net Assets)
Corporate Bonds	53.6%
Asset-Backed/Commercial Mortgage-Backed Securities	15.2%
Mortgage-Backed Securities	14.5%
United States Treasury Notes/Bonds	11.0%
Investment Companies	5.7%
Inflation-Indexed Bonds	3.0%
Preferred Stocks	0.7%
Bank Loans and Mezzanine Loans	0.4%
Investments Purchased with Cash Collateral from Securities Lending	0.1%
Other	(4.2)%
100.0%

Janus Investment Fund	3

Janus Henderson Flexible Bond Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended December 31, 2020						Expense Ratios
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV	3.43%	10.39%	4.69%	4.18%	6.55%	0.92%	0.89%
Class A Shares at MOP	-1.52%	5.12%	3.69%	3.67%	6.39%
Class C Shares at NAV	3.21%	9.82%	4.04%	3.47%	5.86%	1.52%	1.52%
Class C Shares at CDSC	2.21%	8.82%	4.04%	3.47%	5.86%
Class D Shares	3.67%	10.80%	5.00%	4.43%	6.63%	0.59%	0.59%
Class I Shares	3.70%	10.88%	5.08%	4.48%	6.65%	0.51%	0.51%
Class N Shares	3.65%	10.97%	5.14%	4.54%	6.66%	0.44%	0.44%
Class R Shares	3.37%	10.15%	4.38%	3.81%	6.16%	1.20%	1.20%
Class S Shares	3.47%	10.40%	4.62%	4.06%	6.41%	0.95%	0.95%
Class T Shares	3.62%	10.70%	4.91%	4.33%	6.60%	0.69%	0.69%
Bloomberg Barclays U.S. Aggregate Bond Index	1.29%	7.51%	4.44%	3.84%	6.26%**
Morningstar Quartile - Class T Shares	-	1st	2nd	2nd	1st
Morningstar Ranking - based on total returns for Intermediate Core - Plus Bond Funds	-	81/613	263/537	219/481	25/100

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 4.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to for at least a one-year period commencing on October 28, 2020.

4	DECEMBER 31, 2020

Janus Henderson Flexible Bond Fund (unaudited)

Performance

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective share class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on May 31, 2012. Performance shown for periods prior to May 31, 2012, reflects the performance of the Fund’s Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2020 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – July 7, 1987

** The Bloomberg Barclays U.S. Aggregate Bond Index’s since inception returns are calculated from June 30, 1987.

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

Janus Investment Fund	5

Janus Henderson Flexible Bond Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/20)	Ending Account Value (12/31/20)	Expenses Paid During Period (7/1/20 - 12/31/20)†	Beginning Account Value (7/1/20)	Ending Account Value (12/31/20)	Expenses Paid During Period (7/1/20 - 12/31/20)†	Net Annualized Expense Ratio (7/1/20 - 12/31/20)
Class A Shares	$1,000.00	$1,034.30	$4.41	$1,000.00	$1,020.87	$4.38	0.86%
Class C Shares	$1,000.00	$1,032.10	$7.53	$1,000.00	$1,017.80	$7.48	1.47%
Class D Shares	$1,000.00	$1,036.70	$2.98	$1,000.00	$1,022.28	$2.96	0.58%
Class I Shares	$1,000.00	$1,037.00	$2.62	$1,000.00	$1,022.63	$2.60	0.51%
Class N Shares	$1,000.00	$1,036.50	$2.26	$1,000.00	$1,022.99	$2.24	0.44%
Class R Shares	$1,000.00	$1,033.70	$5.95	$1,000.00	$1,019.36	$5.90	1.16%
Class S Shares	$1,000.00	$1,034.70	$4.92	$1,000.00	$1,020.37	$4.89	0.96%
Class T Shares	$1,000.00	$1,036.20	$3.49	$1,000.00	$1,021.78	$3.47	0.68%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6	DECEMBER 31, 2020

Janus Henderson Flexible Bond Fund

Schedule of Investments (unaudited)

December 31, 2020

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– 15.2%
208 Park Avenue Mortgage Trust 2017-280P,
ICE LIBOR USD 1 Month + 0.8800%, 1.0386%, 9/15/34 (144A)‡	$4,050,930	$4,052,299
Angel Oak Mortgage Trust I LLC 2018-2,
ICE LIBOR USD 12 Month + 0.7600%, 3.6740%, 7/27/48 (144A)‡	724,834	732,096
Angel Oak Mortgage Trust I LLC 2019-5, 2.5930%, 10/25/49 (144A)‡	3,028,583	3,066,928
Angel Oak Mortgage Trust I LLC 2019-6,
ICE LIBOR USD 12 Month + 0.9500%, 2.6200%, 11/25/59 (144A)‡	2,794,382	2,829,615
Angel Oak Mortgage Trust I LLC 2020-3,
ICE LIBOR USD 12 Month + 1.0000%, 2.4100%, 4/25/65 (144A)‡	4,354,187	4,396,125
Angel Oak Mortgage Trust I LLC2020-2,
ICE LIBOR USD 12 Month + 2.2000%, 2.5310%, 1/26/65 (144A)‡	4,704,494	4,822,157
Applebee's Funding LLC / IHOP Funding LLC, 4.1940%, 6/7/49 (144A)	7,494,218	7,334,570
Arbys Funding LLC 2020-1A, 3.2370%, 7/30/50 (144A)	11,240,828	11,440,707
Arroyo Mortgage Trust 2018-1,
ICE LIBOR USD 12 Month + 0.8500%, 3.7630%, 4/25/48 (144A)‡	3,311,914	3,346,037
Bank 2018-BN12 A4, 4.2550%, 5/15/61‡	1,760,650	2,092,087
Bank 2019-BN17, 3.7140%, 4/15/52	3,864,736	4,503,648
Bank 2019-BN18, 3.5840%, 5/15/62	6,717,260	7,783,244
Bank 2019-BN20, 3.0110%, 9/15/62	3,162,497	3,532,644
Bank 2019-BN23, 2.9200%, 12/15/52	5,689,139	6,324,156
Bank 2019-BNK24, 2.9600%, 11/15/62	1,656,800	1,849,039
Barclays Comercial Mortgage Securities LLC 2015-SRCH,
4.1970%, 8/10/35 (144A)	9,721,000	11,101,041
Barclays Comercial Mortgage Securities LLC 2017-DELC,
ICE LIBOR USD 1 Month + 0.8500%, 1.0086%, 8/15/36 (144A)‡	3,044,000	3,009,931
Benchmark Mortgage Trust 2020-B16, 2.7320%, 2/15/53	4,045,000	4,442,170
BVRT Financing Trust, 7/10/32‡	3,348,000	3,348,000
BX Commercial Mortgage Trust 2018-IND,
ICE LIBOR USD 1 Month + 0.7500%, 0.9090%, 11/15/35 (144A)‡	4,932,946	4,931,146
BX Commercial Mortgage Trust 2019-XL,
ICE LIBOR USD 1 Month + 0.9200%, 1.0790%, 10/15/36 (144A)‡	8,925,298	8,942,463
BX Commercial Mortgage Trust 2019-XL,
ICE LIBOR USD 1 Month + 1.0800%, 1.2390%, 10/15/36 (144A)‡	1,348,003	1,347,890
BX Commercial Mortgage Trust 2020-FOX A,
ICE LIBOR USD 1 Month + 1.0000%, 1.1590%, 11/15/32 (144A)‡	11,604,000	11,621,979
BX Commercial Mortgage Trust 2020-FOX B,
ICE LIBOR USD 1 Month + 1.3500%, 1.5090%, 11/15/32 (144A)‡	2,015,000	2,019,919
BX Commercial Mortgage Trust 2020-FOX C,
ICE LIBOR USD 1 Month + 1.5500%, 1.7090%, 11/15/32 (144A)‡	1,738,000	1,742,321
BX Trust 2019-OC11, 3.2020%, 12/9/41 (144A)	8,590,000	9,427,349
BX Trust 2019-OC11, 3.6050%, 12/9/41 (144A)	4,295,000	4,727,872
BX Trust 2019-OC11, 3.8560%, 12/9/41 (144A)	4,295,000	4,567,580
BX Trust 2019-OC11, 4.0755%, 12/9/41 (144A)‡	6,443,000	6,722,244
BX Trust 2019-OC11, 4.0755%, 12/9/41 (144A)‡	1,639,000	1,635,679
BXP Trust 2017-GM, 3.3790%, 6/13/39 (144A)	4,909,000	5,474,924
Chase Home Lending Mortgage Trust 2019-ATR2,
ICE LIBOR USD 1 Month + 0.9000%, 1.0480%, 7/25/49 (144A)‡	817,829	817,791
Cold Storage Trust 2020-ICE5 A,
ICE LIBOR USD 1 Month + 0.9000%, 1.0586%, 11/15/37 (144A)‡	11,184,000	11,185,206
Cold Storage Trust 2020-ICE5 B,
ICE LIBOR USD 1 Month + 1.3000%, 1.4586%, 11/15/37 (144A)‡	4,973,000	4,975,467
Cold Storage Trust 2020-ICE5 C,
ICE LIBOR USD 1 Month + 1.6500%, 1.8086%, 11/15/37 (144A)‡	4,991,000	4,993,396
COLT Funding LLC 2020-2,
ICE LIBOR USD 12 Month + 1.5000%, 1.8530%, 3/25/65 (144A)‡	2,488,583	2,517,927
COLT Funding LLC 2020-3,
ICE LIBOR USD 12 Month + 1.2000%, 1.5060%, 4/27/65 (144A)‡	2,554,571	2,559,012
Connecticut Avenue Securities Trust 2014-C04,
ICE LIBOR USD 1 Month + 4.9000%, 5.0480%, 11/25/24‡	580,720	596,014

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Flexible Bond Fund

Schedule of Investments (unaudited)

December 31, 2020

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– (continued)
Connecticut Avenue Securities Trust 2016-C03,
ICE LIBOR USD 1 Month + 5.9000%, 6.0480%, 10/25/28‡	$984,554	$1,031,295
Connecticut Avenue Securities Trust 2016-C04,
ICE LIBOR USD 1 Month + 4.2500%, 4.3980%, 1/25/29‡	2,433,079	2,517,669
Connecticut Avenue Securities Trust 2016-C06 1M2,
ICE LIBOR USD 1 Month + 4.2500%, 4.3980%, 4/25/29‡	2,555,137	2,618,760
Connecticut Avenue Securities Trust 2017-C01,
ICE LIBOR USD 1 Month + 3.5500%, 3.6980%, 7/25/29‡	4,296,724	4,424,610
Connecticut Avenue Securities Trust 2018-C05,
ICE LIBOR USD 1 Month + 2.3500%, 2.4980%, 1/25/31‡	4,092,882	4,088,910
Connecticut Avenue Securities Trust 2018-R07,
ICE LIBOR USD 1 Month + 2.4000%, 2.5480%, 4/25/31 (144A)‡	2,053,895	2,051,765
Connecticut Avenue Securities Trust 2019-R02,
ICE LIBOR USD 1 Month + 2.3000%, 2.4480%, 8/25/31 (144A)‡	2,455,211	2,449,072
Connecticut Avenue Securities Trust 2019-R03,
ICE LIBOR USD 1 Month + 2.1500%, 2.2980%, 9/25/31 (144A)‡	6,422,749	6,402,805
Connecticut Avenue Securities Trust 2019-R04,
ICE LIBOR USD 1 Month + 2.1000%, 2.2480%, 6/25/39 (144A)‡	6,073,152	6,054,320
Connecticut Avenue Securities Trust 2019-R05,
ICE LIBOR USD 1 Month + 2.0000%, 2.1480%, 7/25/39 (144A)‡	6,897,035	6,873,926
Connecticut Avenue Securities Trust 2019-R06,
ICE LIBOR USD 1 Month + 2.1000%, 2.2480%, 9/25/39 (144A)‡	4,306,299	4,297,736
Connecticut Avenue Securities Trust 2019-R07,
ICE LIBOR USD 1 Month + 2.1000%, 2.2480%, 10/25/39 (144A)‡	8,444,086	8,415,425
Connecticut Avenue Securities Trust 2020-R01,
ICE LIBOR USD 1 Month + 0.8000%, 0.9480%, 1/25/40 (144A)‡	981,273	981,576
Connecticut Avenue Securities Trust 2020-R01 1M2,
ICE LIBOR USD 1 Month + 2.0500%, 2.1980%, 1/25/40 (144A)‡	4,550,887	4,522,598
Connecticut Avenue Securities Trust 2020-R02,
ICE LIBOR USD 1 Month + 2.0000%, 2.1480%, 1/25/40 (144A)‡	10,430,356	10,357,051
Cosmopolitan Hotel Trust 2017,
ICE LIBOR USD 1 Month + 0.9300%, 1.0886%, 11/15/36 (144A)‡	3,744,959	3,702,884
Credit Acceptance Auto Loan Trust 2018-2, 3.9400%, 7/15/27 (144A)	5,714,000	5,842,500
Credit Suisse Commercial Mortgage Trust 2019-ICE4,
ICE LIBOR USD 1 Month + 0.9800%, 1.1390%, 5/15/36 (144A)‡	10,122,000	10,125,898
Credit Suisse Commercial Mortgage Trust 2019-ICE4 C,
ICE LIBOR USD 1 Month + 1.4300%, 1.5890%, 5/15/36 (144A)‡	5,168,000	5,161,566
Credit Suisse Commercial Mortgage Trust 2020-UNFI, 4.1682%, 12/6/22‡	2,788,000	2,806,366
DB Master Finance LLC 2019-1A A23, 4.3520%, 5/20/49 (144A)	3,554,013	3,864,766
DB Master Finance LLC 2019-1A A2I, 3.7870%, 5/20/49 (144A)	4,191,938	4,338,654
DB Master Finance LLC 2019-1A A2II, 4.0210%, 5/20/49 (144A)	1,711,338	1,811,280
Domino's Pizza Master Issuer LLC, 3.0820%, 7/25/47 (144A)	1,555,880	1,574,795
Domino's Pizza Master Issuer LLC, 4.1180%, 7/25/47 (144A)	2,508,420	2,686,194
Domino's Pizza Master Issuer LLC, 4.1160%, 7/25/48 (144A)	7,369,373	7,808,018
Domino's Pizza Master Issuer LLC, 4.3280%, 7/25/48 (144A)	3,924,663	4,262,146
Domino's Pizza Master Issuer LLC, 3.6680%, 10/25/49 (144A)	13,674,870	14,480,700
Drive Auto Receivables Trust 2017-1, 5.1700%, 9/16/24	6,197,000	6,399,690
Drive Auto Receivables Trust 2017-2, 5.2700%, 11/15/24	4,659,000	4,845,099
Drive Auto Receivables Trust 2017-3, 3.5300%, 12/15/23 (144A)	713,108	723,722
Drive Auto Receivables Trust 2017-A, 4.1600%, 5/15/24 (144A)	2,184,036	2,210,348
Exeter Automobile Receivables Trust 2018-1A C, 3.0300%, 1/17/23 (144A)	1,280,254	1,283,862
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 5.0000%, 5.1480%, 7/25/25‡	3,665,218	3,705,031
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 5.7000%, 5.8480%, 4/25/28‡	2,148,056	2,244,427
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 2.0000%, 2.1480%, 3/25/31‡	6,207,830	6,144,744
Fannie Mae REMICS, 3.0000%, 5/25/48	8,608,154	9,242,558
Fannie Mae REMICS, 3.0000%, 11/25/49	13,173,369	14,057,481

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	DECEMBER 31, 2020

Janus Henderson Flexible Bond Fund

Schedule of Investments (unaudited)

December 31, 2020

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– (continued)
Freddie Mac Structured Agency Credit Risk Debt Notes 2016-DNA1 M3,
ICE LIBOR USD 1 Month + 5.5500%, 5.7001%, 7/25/28‡	$2,431,522	$2,532,572
Freddie Mac Structured Agency Credit Risk Debt Notes 2016-HQA3 M2,
ICE LIBOR USD 1 Month + 1.3500%, 1.4980%, 3/25/29‡	34,150	34,150
Freddie Mac Structured Agency Credit Risk Debt Notes 2017-DNA3 M1,
ICE LIBOR USD 1 Month + 0.7500%, 0.8980%, 3/25/30‡	63,877	63,877
Freddie Mac Structured Agency Credit Risk Debt Notes 2019-DNA4 M2,
ICE LIBOR USD 1 Month + 1.9500%, 2.0980%, 10/25/49 (144A)‡	1,425,306	1,418,241
Freddie Mac Structured Agency Credit Risk Debt Notes 2020-DNA1 M2,
ICE LIBOR USD 1 Month + 1.7000%, 1.8480%, 1/25/50 (144A)‡	7,182,000	7,128,263
Freddie Mac Structured Agency Credit Risk Debt Notes 2020-DNA3 M2,
ICE LIBOR USD 1 Month + 3.0000%, 3.1480%, 6/25/50 (144A)‡	2,966,856	2,989,722
Freddie Mac Structured Agency Credit Risk Debt Notes 2020-DNA6 M2,
US 30 Day Average SOFR + 2.0000%, 2.0773%, 12/25/50 (144A)‡	5,597,000	5,588,048
Freddie Mac Structured Agency Credit Risk Debt Notes 2020-HQA4 M2,
ICE LIBOR USD 1 Month + 3.1500%, 3.2980%, 9/25/50 (144A)‡	3,219,000	3,248,566
Freddie Mac Structured Agency Credit Risk Debt Notes 2020-HQA5 M2,
US 30 Day Average SOFR + 2.6000%, 2.6817%, 11/25/50 (144A)‡	9,333,000	9,362,299
Great Wolf Trust,
ICE LIBOR USD 1 Month + 1.0340%, 1.1930%, 12/15/36 (144A)‡	2,050,000	2,006,633
Great Wolf Trust,
ICE LIBOR USD 1 Month + 1.3340%, 1.4930%, 12/15/36 (144A)‡	2,296,000	2,158,305
Great Wolf Trust,
ICE LIBOR USD 1 Month + 1.6330%, 1.7920%, 12/15/36 (144A)‡	2,558,000	2,382,203
GS Mortgage Securities Trust 2018-GS10, 4.1550%, 7/10/51‡	2,505,214	2,988,355
GS Mortgage Securities Trust 2018-GS9, 3.9920%, 3/10/51‡	4,185,984	4,901,097
GS Mortgage Securities Trust 2020-GC45, 2.9106%, 2/13/53	4,121,000	4,583,307
GS Mortgage Securities Trust 2020-GC47, 2.3772%, 5/12/53	4,515,000	4,825,783
Jack in the Box Funding LLC 2019-1A A23, 4.9700%, 8/25/49 (144A)	6,981,107	7,504,688
Jack in the Box Funding LLC 2019-1A A2I, 3.9820%, 8/25/49 (144A)	6,954,051	7,111,727
Jack in the Box Funding LLC 2019-1A A2II, 4.4760%, 8/25/49 (144A)	9,239,183	9,676,610
JP Morgan Mortgage Trust 2019-LTV2,
ICE LIBOR USD 1 Month + 0.9000%, 1.0480%, 12/25/49 (144A)‡	2,003,680	2,005,764
Morgan Stanley Capital I Trust 2016-UB11, 2.7820%, 8/15/49	4,025,000	4,360,050
Morgan Stanley Capital I Trust 2019-H6, 3.4170%, 6/15/52	2,234,425	2,553,140
Morgan Stanley Capital I Trust 2015-UBS8, 3.8090%, 12/15/48	2,985,000	3,348,132
Morgan Stanley Capital I Trust 2018-H3, 4.1770%, 7/15/51	4,192,640	4,980,426
Morgan Stanley Capital I Trust 2018-H4, 4.3100%, 12/15/51	6,272,995	7,506,493
New Residential Mortgage Loan Trust 2018-2,
ICE LIBOR USD 6 Month + 0.6800%, 4.5000%, 2/25/58 (144A)‡	4,312,005	4,630,208
NRZ Excess Spread Collateralized Notes 2020-PLS1 A,
3.8440%, 12/25/25 (144A)	2,579,000	2,578,994
Oak Street Investment Grade Net Lease Fund 2020-1A A1,
1.8500%, 11/20/50 (144A)	4,879,898	4,878,565
Oak Street Investment Grade Net Lease Fund 2020-1A A5,
3.3900%, 11/20/50 (144A)	6,844,000	6,833,939
OneMain Direct Auto Receivables Trust 2018-1, 3.8500%, 10/14/25 (144A)	2,347,000	2,437,633
OneMain Direct Auto Receivables Trust 2018-1, 4.4000%, 1/14/28 (144A)	2,534,000	2,642,157
Planet Fitness Master Issuer LLC 2018-1A, 4.2620%, 9/5/48 (144A)	3,603,065	3,600,655
Planet Fitness Master Issuer LLC 2019-1A, 3.8580%, 12/5/49 (144A)	6,561,720	6,383,633
Preston Ridge Partners Mortgage Trust 2019-3A, 3.3510%, 7/25/24 (144A)Ç	2,445,762	2,454,144
Preston Ridge Partners Mortgage Trust 2019-4A, 3.3510%, 11/25/24 (144A)Ç	4,207,693	4,213,168
Preston Ridge Partners Mortgage Trust 2020-1A, 2.9810%, 2/25/25 (144A)Ç	1,797,889	1,801,142
Preston Ridge Partners Mortgage Trust 2020-2, 3.6710%, 8/25/25 (144A)Ç	2,630,047	2,639,711
Preston Ridge Partners Mortgage Trust 2020-3, 2.8570%, 9/25/25 (144A)Ç	7,628,270	7,668,240
Preston Ridge Partners Mortgage Trust 2020-4 A1, 2.9510%, 10/25/25 (144A)Ç	4,591,547	4,592,789
Preston Ridge Partners Mortgage Trust 2020-5 A1, 3.1040%, 11/25/25 (144A)Ç	2,484,156	2,488,284
Santander Drive Auto Receivables Trust 2016-3, 4.2900%, 2/15/24	12,946,000	13,029,190
Sequoia Mortgage Trust 2013-5, 2.5000%, 5/25/43 (144A)‡	1,284,095	1,330,774
Sequoia Mortgage Trust 2020-2, 3.5000%, 3/25/50 (144A)‡	1,404,299	1,442,791

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Flexible Bond Fund

Schedule of Investments (unaudited)

December 31, 2020

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– (continued)
Spruce Hill Mortgage Loan Trust 2020-SH1 A1,
ICE LIBOR USD 12 Month + 0.9500%, 2.5210%, 1/28/50 (144A)‡	$1,130,140	$1,236,483
Spruce Hill Mortgage Loan Trust 2020-SH1 A2,
ICE LIBOR USD 12 Month + 1.0500%, 2.6240%, 1/28/50 (144A)‡	2,213,323	2,410,816
Spruce Hill Mortgage Loan Trust 2020-SH2, 3.4070%, 6/25/55 (144A)‡	7,416,469	8,213,493
Starwood Mortgage Residential Trust 2020-2, 2.7180%, 4/25/60 (144A)‡	2,276,828	2,307,870
Taco Bell Funding LLC, 4.3180%, 11/25/48 (144A)	3,784,760	3,844,613
Taco Bell Funding LLC, 4.9400%, 11/25/48 (144A)	3,340,820	3,666,420
Towd Point Asset Funding LLC 2019-HE1 A1,
ICE LIBOR USD 1 Month + 0.9000%, 1.0480%, 4/25/48 (144A)‡	3,983,745	3,969,317
Vantage Data Centers LLC 2020-1A A2, 1.6450%, 9/15/45 (144A)	9,359,000	9,368,342
Vantage Data Centers LLC 2020-2A A2, 1.9920%, 9/15/45 (144A)	4,083,000	4,088,823
VCAT Asset Securitization LLC 2020-NPL1, 3.6710%, 8/25/50 (144A)Ç	2,742,198	2,742,167
Wendy's Funding LLC, 3.5730%, 3/15/48 (144A)	2,624,820	2,713,966
Wendy's Funding LLC, 3.8840%, 3/15/48 (144A)	707,130	745,883
Wendy's Funding LLC, 3.7830%, 6/15/49 (144A)	3,809,820	3,991,112
WFRBS Commercial Mortgage Trust 2014-C25, 3.6310%, 11/15/47	3,411,000	3,773,712
Wingstop Funding LLC 2020-1A A2, 2.8410%, 12/5/50 (144A)	5,841,000	5,941,467
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $591,620,399)		607,141,872
Bank Loans and Mezzanine Loans– 0.4%
Consumer Non-Cyclical – 0.4%
Elanco Animal Health Inc, ICE LIBOR USD 1 Month + 1.7500%, 1.9048%, 8/1/27‡((cost $15,763,622)	15,763,623	15,649,357
Corporate Bonds– 53.6%
Banking – 11.0%
Banco Santander SA, 2.7490%, 12/3/30	7,800,000	8,050,111
Bank of America Corp, ICE LIBOR USD 3 Month + 1.0600%, 3.5590%, 4/23/27‡	15,190,000	17,147,127
Bank of America Corp, ICE LIBOR USD 3 Month + 1.5120%, 3.7050%, 4/24/28‡	15,118,000	17,204,704
Bank of America Corp, SOFR + 2.1500%, 2.5920%, 4/29/31‡	9,958,000	10,670,904
Bank of America Corp, ICE LIBOR USD 3 Month + 3.1350%, 5.2000%‡,µ	3,308,000	3,448,590
Bank of America Corp, ICE LIBOR USD 3 Month + 3.7050%, 6.2500%‡,µ	8,722,000	9,677,604
Bank of America Corp, ICE LIBOR USD 3 Month + 3.8980%, 6.1000%‡,µ	3,666,000	4,153,761
Bank of America Corp, ICE LIBOR USD 3 Month + 2.6640%, 4.3000%, 1/24/70‡	7,346,000	7,574,167
Bank of New York Mellon Corp,
US Treasury Yield Curve Rate 5 Year + 4.3580%, 4.7000%‡,µ	12,222,000	13,478,422
BNP Paribas SA, ICE LIBOR USD 3 Month + 2.2350%, 4.7050%, 1/10/25 (144A)‡	5,610,000	6,234,266
BNP Paribas SA, ICE LIBOR USD 3 Month + 1.1110%, 2.8190%, 11/19/25 (144A)‡	3,812,000	4,072,636
BNP Paribas SA, SOFR + 1.5070%, 3.0520%, 1/13/31 (144A)‡	9,682,000	10,559,693
BNP Paribas SA,
US Treasury Yield Curve Rate 5 Year + 2.0500%, 2.5880%, 8/12/35 (144A)‡	14,963,000	15,288,440
Citigroup Inc, ICE LIBOR USD 3 Month + 1.5630%, 3.8870%, 1/10/28‡	7,474,000	8,584,728
Citigroup Inc, SOFR + 1.4220%, 2.9760%, 11/5/30‡	3,539,000	3,895,519
Citigroup Inc, ICE LIBOR USD 3 Month + 4.0680%, 5.9500%‡,µ	6,373,000	6,689,095
Citigroup Inc, 5.9000%µ	807,000	847,754
Citigroup Inc, ICE LIBOR USD 3 Month + 3.4660%, 5.3500%‡,µ	4,028,000	4,194,155
Citigroup Inc, ICE LIBOR USD 3 Month + 3.4230%, 6.3000%‡,µ	919,000	996,196
Citigroup Inc, ICE LIBOR USD 3 Month + 3.9050%, 5.9500%‡,µ	4,180,000	4,566,650
Citigroup Inc, SOFR + 3.8130%, 5.0000%‡,µ	4,186,000	4,350,824
Citigroup Inc, SOFR + 3.2340%, 4.7000%‡,µ	4,040,000	4,151,464
Citizens Financial Group Inc, 2.6380%, 9/30/32	15,715,000	16,614,139
Credit Agricole SA, 4.3750%, 3/17/25 (144A)	4,084,000	4,583,743
Credit Agricole SA, 3.2500%, 1/14/30 (144A)	11,851,000	12,996,275
Credit Agricole SA/London, SOFR + 1.6760%, 1.9070%, 6/16/26 (144A)‡	1,713,000	1,776,370
Credit Suisse Group AG,
US Treasury Yield Curve Rate 5 Year + 3.5540%, 4.5000% (144A)‡,µ	13,461,000	13,526,959
Goldman Sachs Group Inc, 3.5000%, 4/1/25	10,532,000	11,711,803
Goldman Sachs Group Inc, ICE LIBOR USD 3 Month + 3.9220%, 4.1279%‡,µ	12,550,000	12,524,649
Goldman Sachs Group Inc, ICE LIBOR USD 3 Month + 2.8740%, 5.0000%‡,#,µ	1,222,000	1,234,220

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	DECEMBER 31, 2020

Janus Henderson Flexible Bond Fund

Schedule of Investments (unaudited)

December 31, 2020

Shares or Principal Amounts		Value
Corporate Bonds– (continued)
Banking– (continued)
Goldman Sachs Group Inc,
US Treasury Yield Curve Rate 5 Year + 3.2240%, 4.9500%‡,µ	$2,755,000	$2,914,570
HSBC Holdings PLC, SOFR + 1.5380%, 1.6450%, 4/18/26‡	6,523,000	6,670,144
HSBC Holdings PLC, SOFR + 1.2900%, 1.5890%, 5/24/27‡	22,022,000	22,388,987
HSBC Holdings PLC, SOFR + 1.9470%, 2.3570%, 8/18/31‡	4,750,000	4,903,086
JPMorgan Chase & Co, SOFR + 1.8500%, 2.0830%, 4/22/26‡	9,272,000	9,790,459
JPMorgan Chase & Co, ICE LIBOR USD 3 Month + 1.2450%, 3.9600%, 1/29/27‡	18,455,000	21,201,651
JPMorgan Chase & Co, SOFR + 2.5150%, 2.9560%, 5/13/31‡	18,772,000	20,578,535
JPMorgan Chase & Co, ICE LIBOR USD 3 Month + 2.5800%, 4.6250%‡,#,µ	1,378,000	1,360,574
JPMorgan Chase & Co, SOFR + 3.3800%, 5.0000%, 7/31/69‡	3,305,000	3,476,961
JPMorgan Chase & Co, SOFR + 3.1250%, 4.6000%, 1/23/70‡	3,489,000	3,602,392
JPMorgan Chase & Co, SOFR + 2.7450%, 4.0000%, 2/24/70‡	3,306,000	3,359,723
Morgan Stanley, SOFR + 1.9900%, 2.1880%, 4/28/26‡	11,131,000	11,754,690
Morgan Stanley, 3.9500%, 4/23/27	9,352,000	10,812,147
Morgan Stanley, SOFR + 1.0340%, 1.7940%, 2/13/32‡	9,121,000	9,171,858
Natwest Group PLC,
US Treasury Yield Curve Rate 5 Year + 2.3500%, 3.0320%, 11/28/35‡	9,217,000	9,532,314
Societe Generale SA, 2.6250%, 1/22/25 (144A)	12,470,000	13,204,395
SVB Financial Group, 3.1250%, 6/5/30	18,693,000	21,035,879
UBS Group AG,
US Treasury Yield Curve Rate 1 Year + 1.0800%, 1.3640%, 1/30/27 (144A)‡	11,901,000	12,031,410
Westpac Banking Corp,
US Treasury Yield Curve Rate 5 Year + 1.7500%, 2.6680%, 11/15/35‡	9,057,000	9,330,159
Westpac Banking Corp, 2.9630%, 11/16/40	2,680,000	2,849,659
		440,774,561
Basic Industry – 1.5%
Axalta Coating Systems Ltd, 3.3750%, 2/15/29 (144A)	12,726,000	12,726,000
Constellium NV, 5.7500%, 5/15/24 (144A)	5,610,000	5,724,556
Element Solutions Inc, 3.8750%, 9/1/28 (144A)	9,731,000	10,010,766
Georgia-Pacific LLC, 3.1630%, 11/15/21 (144A)	5,695,000	5,801,657
Nutrition & Biosciences Inc, 1.8320%, 10/15/27 (144A)	6,756,000	6,960,159
Nutrition & Biosciences Inc, 3.2680%, 11/15/40 (144A)	2,476,000	2,656,952
Nutrition & Biosciences Inc, 3.4680%, 12/1/50 (144A)	3,646,000	3,953,294
Reliance Steel & Aluminum Co, 4.5000%, 4/15/23	11,369,000	12,265,562
		60,098,946
Brokerage – 1.4%
Charles Schwab Corp,
US Treasury Yield Curve Rate 5 Year + 4.9710%, 5.3750%‡,µ	16,925,000	18,850,219
Charles Schwab Corp,
US Treasury Yield Curve Rate 10 Year + 3.0790%, 4.0000%‡,µ	11,362,000	11,958,505
Intercontinental Exchange Inc, 2.1000%, 6/15/30	6,836,000	7,116,476
Intercontinental Exchange Inc, 1.8500%, 9/15/32	3,655,000	3,682,446
Raymond James Financial Inc, 5.6250%, 4/1/24	3,731,000	4,305,280
Raymond James Financial Inc, 4.6500%, 4/1/30	1,211,000	1,484,727
Raymond James Financial Inc, 4.9500%, 7/15/46	6,922,000	9,471,318
		56,868,971
Capital Goods – 3.7%
Avery Dennison Co, 2.6500%, 4/30/30	9,929,000	10,643,916
BAE Systems PLC, 3.4000%, 4/15/30 (144A)	3,332,000	3,772,764
BAE Systems PLC, 1.9000%, 2/15/31 (144A)	5,310,000	5,364,962
Bemis Co Inc, 2.6300%, 6/19/30	10,774,000	11,661,249
Boeing Co, 4.5080%, 5/1/23	9,194,000	9,936,603
Boeing Co, 4.8750%, 5/1/25	6,766,000	7,711,173
Boeing Co, 2.7500%, 2/1/26	3,280,000	3,448,306
Boeing Co, 2.2500%, 6/15/26	2,136,000	2,190,017
Boeing Co, 3.2500%, 2/1/28	3,498,000	3,747,327
Boeing Co, 3.6000%, 5/1/34	8,516,000	8,984,488
Boeing Co, 5.7050%, 5/1/40	3,206,000	4,145,719
Boeing Co, 5.9300%, 5/1/60	1,921,000	2,720,212

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Flexible Bond Fund

Schedule of Investments (unaudited)

December 31, 2020

Shares or Principal Amounts		Value
Corporate Bonds– (continued)
Capital Goods– (continued)
General Electric Co, 6.7500%, 3/15/32	$4,704,000	$6,591,444
Huntington Ingalls Industries Inc, 3.8440%, 5/1/25 (144A)	4,040,000	4,488,305
Huntington Ingalls Industries Inc, 4.2000%, 5/1/30 (144A)	8,964,000	10,611,888
Northrop Grumman Corp, 4.4000%, 5/1/30	4,225,000	5,241,587
United Rentals North America Inc, 3.8750%, 2/15/31	2,673,000	2,804,111
Vulcan Materials Co, 3.5000%, 6/1/30	4,013,000	4,606,942
Wabtec Corp, 4.4000%, 3/15/24	3,569,000	3,905,272
Wabtec Corp, 3.4500%, 11/15/26	5,591,000	6,136,117
Wabtec Corp, 4.9500%, 9/15/28	16,185,000	19,194,139
Westinghouse Air Brake Technologies Corp, 3.2000%, 6/15/25	8,049,000	8,682,027
		146,588,568
Communications – 5.6%
AT&T Inc, 1.6500%, 2/1/28	5,194,000	5,297,006
AT&T Inc, 3.5000%, 9/15/53 (144A)	2,687,000	2,676,757
AT&T Inc, 3.5500%, 9/15/55 (144A)	3,851,000	3,830,523
CCO Holdings LLC / CCO Holdings Capital Corp, 4.2500%, 2/1/31 (144A)	11,008,000	11,600,891
CCO Holdings LLC / CCO Holdings Capital Corp, 4.5000%, 5/1/32 (144A)	16,559,000	17,680,375
CenturyLink Inc, 6.4500%, 6/15/21	5,532,000	5,643,802
CenturyLink Inc, 5.8000%, 3/15/22	3,617,000	3,770,722
Charter Communications Operating LLC / Charter Communications Operating Capital,
6.4840%, 10/23/45	1,966,000	2,785,792
Charter Communications Operating LLC / Charter Communications Operating Capital,
5.3750%, 5/1/47	1,573,000	1,960,367
Charter Communications Operating LLC / Charter Communications Operating Capital,
4.8000%, 3/1/50	7,029,000	8,386,890
Charter Communications Operating LLC / Charter Communications Operating Capital,
3.7000%, 4/1/51	3,895,000	4,037,624
Crown Castle International Corp, 3.6500%, 9/1/27	4,660,000	5,259,052
Crown Castle International Corp, 4.3000%, 2/15/29	4,317,000	5,124,776
Crown Castle International Corp, 3.1000%, 11/15/29	9,276,000	10,216,048
CSC Holdings LLC, 4.1250%, 12/1/30 (144A)	8,738,000	9,136,453
CSC Holdings LLC, 4.6250%, 12/1/30 (144A)	8,782,000	9,166,212
CSC Holdings LLC, 3.3750%, 2/15/31 (144A)	6,754,000	6,627,362
GCI LLC, 4.7500%, 10/15/28 (144A)	16,105,000	17,176,788
Level 3 Financing Inc, 3.8750%, 11/15/29 (144A)	14,007,000	15,555,054
Netflix Inc, 3.6250%, 6/15/25 (144A)	18,799,000	20,128,841
Sirius XM Radio Inc, 4.1250%, 7/1/30 (144A)	12,376,000	13,172,705
T-Mobile USA Inc, 1.5000%, 2/15/26 (144A)	1,954,000	2,000,642
T-Mobile USA Inc, 3.7500%, 4/15/27 (144A)	11,042,000	12,574,630
T-Mobile USA Inc, 2.0500%, 2/15/28 (144A)	3,988,000	4,148,158
T-Mobile USA Inc, 3.8750%, 4/15/30 (144A)	2,342,000	2,712,059
T-Mobile USA Inc, 2.5500%, 2/15/31 (144A)	6,821,000	7,162,527
T-Mobile USA Inc, 3.0000%, 2/15/41 (144A)	5,047,000	5,232,326
T-Mobile USA Inc, 3.3000%, 2/15/51 (144A)	4,383,000	4,509,362
Verizon Communications Inc, 3.0000%, 3/22/27	1,362,000	1,508,148
Verizon Communications Inc, 4.8620%, 8/21/46	3,482,000	4,698,262
		223,780,154
Consumer Cyclical – 6.2%
1011778 BC ULC / New Red Finance Inc, 4.0000%, 10/15/30 (144A)	17,474,000	17,721,432
AutoZone Inc, 3.7500%, 4/18/29	3,400,000	3,919,141
AutoZone Inc, 1.6500%, 1/15/31	4,056,000	4,027,591
Best Buy Co Inc, 1.9500%, 10/1/30	10,910,000	10,956,062
Booking Holdings Inc, 4.1000%, 4/13/25	16,568,000	18,786,076
Booking Holdings Inc, 4.5000%, 4/13/27	5,281,000	6,294,948
Booking Holdings Inc, 4.6250%, 4/13/30	1,706,000	2,118,768

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	DECEMBER 31, 2020

Janus Henderson Flexible Bond Fund

Schedule of Investments (unaudited)

December 31, 2020

Shares or Principal Amounts		Value
Corporate Bonds– (continued)
Consumer Cyclical– (continued)
Choice Hotels International Inc, 3.7000%, 12/1/29	$7,884,000	$8,598,763
Choice Hotels International Inc, 3.7000%, 1/15/31	2,031,000	2,249,373
Experian Finance PLC, 2.7500%, 3/8/30 (144A)	16,182,000	17,560,441
Ford Motor Credit Co LLC, 3.3750%, 11/13/25	12,857,000	13,166,339
Ford Motor Credit Co LLC, 4.0000%, 11/13/30	11,943,000	12,563,200
General Motors Co, 4.2000%, 10/1/27	2,929,000	3,317,705
General Motors Co, 5.0000%, 10/1/28	4,389,000	5,220,553
General Motors Co, 5.4000%, 4/1/48	3,114,000	3,915,639
General Motors Financial Co Inc, 4.3500%, 4/9/25	2,594,000	2,895,383
General Motors Financial Co Inc, 4.3000%, 7/13/25	1,903,000	2,134,780
General Motors Financial Co Inc, 4.3500%, 1/17/27	4,989,000	5,677,462
GLP Capital LP / GLP Financing II Inc, 3.3500%, 9/1/24	1,482,000	1,555,759
GLP Capital LP / GLP Financing II Inc, 5.2500%, 6/1/25	3,032,000	3,411,243
GLP Capital LP / GLP Financing II Inc, 5.3750%, 4/15/26	5,499,000	6,311,037
GLP Capital LP / GLP Financing II Inc, 5.3000%, 1/15/29	615,000	715,626
GLP Capital LP / GLP Financing II Inc, 4.0000%, 1/15/30	9,581,000	10,407,457
GLP Capital LP / GLP Financing II Inc, 4.0000%, 1/15/31	2,166,000	2,363,583
IHS Markit Ltd, 5.0000%, 11/1/22 (144A)	4,713,000	5,039,263
IHS Markit Ltd, 4.7500%, 2/15/25 (144A)	11,657,000	13,377,573
IHS Markit Ltd, 4.0000%, 3/1/26 (144A)	4,615,000	5,286,944
Lowe's Cos Inc, 4.5000%, 4/15/30	4,437,000	5,520,225
Lowe's Cos Inc, 5.0000%, 4/15/40	3,148,000	4,275,477
Marriott International Inc, 5.7500%, 5/1/25	9,058,000	10,593,198
MDC Holdings Inc, 5.5000%, 1/15/24	6,821,000	7,468,995
MGM Resorts International, 7.7500%, 3/15/22	1,255,000	1,336,575
Nordstrom Inc, 4.3750%, 4/1/30	9,438,000	9,290,949
O'Reilly Automotive Inc, 3.6000%, 9/1/27	207,000	235,595
O'Reilly Automotive Inc, 4.3500%, 6/1/28	1,597,000	1,898,824
O'Reilly Automotive Inc, 3.9000%, 6/1/29	8,226,000	9,669,016
Ross Stores Inc, 1.8750%, 4/15/31	3,225,000	3,235,841
Service Corp International/US, 3.3750%, 8/15/30	3,516,000	3,657,378
		246,774,214
Consumer Non-Cyclical – 5.0%
Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide Inc,
4.9000%, 2/1/46	8,648,000	11,254,899
Anheuser-Busch InBev Worldwide Inc, 4.3500%, 6/1/40	4,829,000	5,917,158
Aramark Services Inc, 6.3750%, 5/1/25 (144A)#	13,148,000	14,051,925
Avantor Funding Inc, 4.6250%, 7/15/28 (144A)	6,402,000	6,770,115
Baxter International Inc, 3.9500%, 4/1/30 (144A)	3,637,000	4,344,385
Boston Scientific Corp, 4.0000%, 3/1/29	2,873,000	3,384,307
Cigna Corp, 2.4000%, 3/15/30	3,682,000	3,923,719
Cigna Corp, 3.2000%, 3/15/40	1,676,000	1,835,333
Cigna Corp, 3.4000%, 3/15/50	2,527,000	2,838,271
Coca-Cola Femsa SAB de CV, 2.7500%, 1/22/30	4,639,000	5,001,402
CVS Health Corp, 4.3000%, 3/25/28	3,527,000	4,198,164
CVS Health Corp, 4.1250%, 4/1/40	2,244,000	2,675,528
CVS Health Corp, 2.7000%, 8/21/40	3,210,000	3,242,702
CVS Health Corp, 4.2500%, 4/1/50	1,107,000	1,382,313
DaVita Inc, 4.6250%, 6/1/30 (144A)	7,158,000	7,587,480
DaVita Inc, 3.7500%, 2/15/31 (144A)	9,328,000	9,471,278
Elanco Animal Health Inc, 5.2720%, 8/28/23	7,511,000	8,205,767
Fomento Economico Mexicano SAB de CV, 3.5000%, 1/16/50	6,739,000	7,482,998
Hasbro Inc, 3.5500%, 11/19/26	6,239,000	6,961,633
Hasbro Inc, 3.9000%, 11/19/29	14,978,000	16,948,070
Hasbro Inc, 5.1000%, 5/15/44	7,556,000	8,631,392
HCA Inc, 5.3750%, 2/1/25	3,932,000	4,421,652
JBS USA LUX SA / JBS USA Finance Inc, 6.7500%, 2/15/28 (144A)	4,381,000	4,922,053
JBS USA LUX SA / JBS USA Food Co / JBS USA Finance Inc,
6.5000%, 4/15/29 (144A)	6,904,000	8,036,946

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Flexible Bond Fund

Schedule of Investments (unaudited)

December 31, 2020

Shares or Principal Amounts		Value
Corporate Bonds– (continued)
Consumer Non-Cyclical– (continued)
JBS USA LUX SA / JBS USA Food Co / JBS USA Finance Inc,
5.5000%, 1/15/30 (144A)	$8,840,000	$10,155,038
Royalty Pharma PLC, 1.7500%, 9/2/27 (144A)	3,405,000	3,502,136
Royalty Pharma PLC, 2.2000%, 9/2/30 (144A)	659,000	676,358
Royalty Pharma PLC, 3.3000%, 9/2/40 (144A)	6,585,000	6,914,239
Royalty Pharma PLC, 3.5500%, 9/2/50 (144A)	6,571,000	7,000,863
Sysco Corp, 5.9500%, 4/1/30	6,925,000	9,095,347
Sysco Corp, 6.6000%, 4/1/40	2,640,000	3,857,085
Sysco Corp, 6.6000%, 4/1/50	2,515,000	3,867,548
Upjohn Inc, 1.6500%, 6/22/25 (144A)	1,459,000	1,507,718
		200,065,822
Electric – 2.9%
AEP Transmission Co LLC, 3.6500%, 4/1/50	2,461,000	2,978,231
Ameren Corp, 3.5000%, 1/15/31	12,155,000	13,970,414
Black Hills Corp, 2.5000%, 6/15/30	14,750,827	15,483,930
CMS Energy Corp,
US Treasury Yield Curve Rate 5 Year + 4.1160%, 4.7500%, 6/1/50‡	8,242,000	9,280,211
Dominion Energy Inc, 3.3750%, 4/1/30	5,893,000	6,709,180
East Ohio Gas Co/The, 2.0000%, 6/15/30 (144A)	981,000	1,016,121
IPALCO Enterprises Inc, 4.2500%, 5/1/30 (144A)	16,329,000	18,841,172
NextEra Energy Capital Holdings Inc, 2.7500%, 5/1/25	3,917,000	4,236,701
NRG Energy Inc, 7.2500%, 5/15/26	12,986,000	13,700,230
NRG Energy Inc, 6.6250%, 1/15/27	5,188,000	5,478,736
NRG Energy Inc, 3.3750%, 2/15/29 (144A)	7,856,000	8,042,973
NRG Energy Inc, 3.6250%, 2/15/31 (144A)	8,868,000	9,123,398
PPL WEM Ltd / Western Power Distribution Ltd, 5.3750%, 5/1/21 (144A)	9,003,000	9,035,434
		117,896,731
Energy – 2.7%
Cheniere Corpus Christi Holdings LLC, 3.7000%, 11/15/29	8,912,000	9,916,610
Cheniere Energy Inc, 4.6250%, 10/15/28 (144A)	18,007,000	18,907,350
Continental Resources Inc, 5.7500%, 1/15/31 (144A)	8,826,000	9,796,683
Energy Transfer Operating LP, 5.8750%, 1/15/24	5,680,000	6,383,007
Energy Transfer Operating LP, 5.5000%, 6/1/27	1,045,000	1,231,054
Hess Midstream Operations LP, 5.1250%, 6/15/28 (144A)	13,129,000	13,723,875
Kinder Morgan Inc/DE, 4.3000%, 3/1/28	2,520,000	2,954,171
NGPL PipeCo LLC, 4.3750%, 8/15/22 (144A)	12,541,000	13,065,426
ONEOK Inc, 5.8500%, 1/15/26	2,299,000	2,753,104
ONEOK Inc, 6.3500%, 1/15/31	4,914,000	6,297,128
ONEOK Inc, 7.1500%, 1/15/51	1,283,000	1,772,697
TransCanada PipeLines Ltd, 4.1000%, 4/15/30	5,348,000	6,315,302
Transcontinental Gas Pipe Line Co LLC, 3.2500%, 5/15/30	7,354,000	8,236,413
Transcontinental Gas Pipe Line Co LLC, 3.9500%, 5/15/50	4,395,000	4,962,443
		106,315,263
Finance Companies – 0.5%
Quicken Loans LLC, 3.6250%, 3/1/29 (144A)	7,431,000	7,579,620
Quicken Loans LLC, 3.8750%, 3/1/31 (144A)	10,861,000	11,268,287
USAA Capital Corp, 2.1250%, 5/1/30 (144A)	430,000	451,893
		19,299,800
Financial Institutions – 0.2%
Jones Lang LaSalle Inc, 4.4000%, 11/15/22	8,598,000	9,106,893
Industrial Conglomerates – 0.3%
General Electric Co, ICE LIBOR USD 3 Month + 3.3300%, 5.0000%‡,µ	11,873,000	11,009,358
Information Technology Services – 0.2%
Booz Allen Hamilton Inc, 3.8750%, 9/1/28 (144A)	9,179,000	9,454,370
Insurance – 2.1%
Brown & Brown Inc, 4.5000%, 3/15/29	5,504,000	6,512,330
Brown & Brown Inc, 2.3750%, 3/15/31	924,000	966,501
Centene Corp, 4.2500%, 12/15/27	9,946,000	10,542,760
Centene Corp, 4.6250%, 12/15/29	12,415,000	13,783,257

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	DECEMBER 31, 2020

Janus Henderson Flexible Bond Fund

Schedule of Investments (unaudited)

December 31, 2020

Shares or Principal Amounts		Value
Corporate Bonds– (continued)
Insurance– (continued)
Centene Corp, 3.3750%, 2/15/30	$6,248,000	$6,573,458
Centene Corp, 3.0000%, 10/15/30	11,159,000	11,827,424
Molina Healthcare Inc, 4.3750%, 6/15/28 (144A)	18,267,000	19,226,017
Prudential Financial Inc,
US Treasury Yield Curve Rate 5 Year + 3.0350%, 3.7000%, 10/1/50‡	12,925,000	13,671,806
		83,103,553
Real Estate Investment Trusts (REITs) – 2.3%
Agree LP, 2.9000%, 10/1/30	11,853,000	12,584,370
Alexandria Real Estate Equities Inc, 4.9000%, 12/15/30	3,802,000	4,835,758
Lexington Realty Trust, 2.7000%, 9/15/30	17,051,000	17,739,904
MPT Operating Partnership LP/MPT Finance Corp, 5.0000%, 10/15/27	2,524,000	2,684,905
MPT Operating Partnership LP/MPT Finance Corp, 4.6250%, 8/1/29	2,390,000	2,569,250
MPT Operating Partnership LP/MPT Finance Corp, 3.5000%, 3/15/31	24,985,000	25,797,012
Realty Income Corp, 3.2500%, 1/15/31	7,265,000	8,231,125
Rexford Industrial Realty Inc, 2.1250%, 12/1/30	8,854,000	8,860,495
WP Carey Inc, 2.4000%, 2/1/31	6,809,000	7,067,363
		90,370,182
Technology – 8.0%
Broadcom Inc, 4.7000%, 4/15/25	5,347,000	6,126,349
Broadcom Inc, 3.1500%, 11/15/25	7,469,000	8,149,538
Broadcom Inc, 4.1500%, 11/15/30	8,300,000	9,594,501
Broadcom Inc, 4.3000%, 11/15/32	6,156,000	7,293,321
Broadridge Financial Solutions Inc, 2.9000%, 12/1/29	8,895,000	9,738,411
Cadence Design Systems Inc, 4.3750%, 10/15/24	18,270,000	20,517,911
CoStar Group Inc, 2.8000%, 7/15/30 (144A)	9,647,000	10,018,138
Equifax Inc, 2.6000%, 12/1/24	13,325,000	14,269,300
Equifax Inc, 2.6000%, 12/15/25	7,434,000	8,022,408
Equifax Inc, 3.1000%, 5/15/30	4,325,000	4,808,339
Equinix Inc, 2.9000%, 11/18/26	3,550,000	3,881,531
Equinix Inc, 1.8000%, 7/15/27	9,126,000	9,390,313
Equinix Inc, 3.2000%, 11/18/29	6,727,000	7,410,879
Gartner Inc, 3.7500%, 10/1/30 (144A)	1,740,000	1,827,000
Global Payments Inc, 3.2000%, 8/15/29	2,526,000	2,803,709
Global Payments Inc, 2.9000%, 5/15/30	6,553,000	7,125,182
Keysight Technologies Inc, 3.0000%, 10/30/29	9,517,000	10,502,214
Leidos Inc, 2.9500%, 5/15/23 (144A)	1,144,000	1,203,610
Leidos Inc, 3.6250%, 5/15/25 (144A)	2,678,000	2,994,245
Leidos Inc, 4.3750%, 5/15/30 (144A)	6,561,000	7,856,469
Leidos Inc, 2.3000%, 2/15/31 (144A)	6,133,000	6,244,614
Marvell Technology Group Ltd, 4.2000%, 6/22/23	3,277,000	3,546,016
Marvell Technology Group Ltd, 4.8750%, 6/22/28	11,268,000	13,304,546
Microchip Technology Inc, 2.6700%, 9/1/23 (144A)	9,456,000	9,889,014
Microchip Technology Inc, 4.2500%, 9/1/25 (144A)	7,408,000	7,836,638
MSCI Inc, 3.8750%, 2/15/31 (144A)	11,796,000	12,474,270
PayPal Holdings Inc, 2.6500%, 10/1/26	7,624,000	8,378,197
PayPal Holdings Inc, 2.3000%, 6/1/30	3,795,000	4,061,527
Qorvo Inc, 3.3750%, 4/1/31 (144A)	10,000,000	10,325,000
Sensata Technologies Inc, 3.7500%, 2/15/31 (144A)	9,059,000	9,390,378
Total System Services Inc, 4.8000%, 4/1/26	15,415,000	18,341,149
Trimble Inc, 4.7500%, 12/1/24	17,150,000	19,598,677
Trimble Inc, 4.9000%, 6/15/28	17,310,000	20,704,374
Verisk Analytics Inc, 5.5000%, 6/15/45	6,676,000	9,446,071
Verisk Analytics Inc, 3.6250%, 5/15/50	698,000	812,035
VMware Inc, 4.5000%, 5/15/25	4,801,000	5,493,584
VMware Inc, 4.6500%, 5/15/27	5,687,000	6,652,153
		320,031,611
Total Corporate Bonds (cost $1,977,981,050)		2,141,538,997

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Flexible Bond Fund

Schedule of Investments (unaudited)

December 31, 2020

Shares or Principal Amounts		Value
Inflation-Indexed Bonds– 3.0%
United States Treasury Inflation Indexed Bonds, 0.1250%, 10/15/25ÇÇ((cost $119,210,071)	$111,297,974	$121,259,375
Mortgage-Backed Securities– 14.5%
Fannie Mae:
1.5000%, TBA, 15 Year Maturity	2,307,597	2,374,402
2.0000%, TBA, 15 Year Maturity	17,396,694	18,196,246
2.5000%, TBA, 15 Year Maturity	2,932,700	3,057,340
2.0000%, TBA, 30 Year Maturity	70,467,963	73,239,468
2.5000%, TBA, 30 Year Maturity	68,916,721	72,665,791
		169,533,247
Fannie Mae Pool:
3.0000%, 10/1/34	53,131	56,676
2.5000%, 11/1/34	4,044,282	4,301,091
3.0000%, 11/1/34	233,353	251,878
3.0000%, 12/1/34	239,363	256,827
6.0000%, 2/1/37	1,126,160	1,335,811
4.5000%, 11/1/42	1,197,508	1,338,540
3.0000%, 1/1/43	216,094	230,551
3.0000%, 2/1/43	434,558	466,104
3.0000%, 5/1/43	1,559,634	1,647,413
3.5000%, 4/1/44	6,140,696	6,800,430
5.0000%, 7/1/44	7,218,172	8,181,619
4.5000%, 10/1/44	2,698,249	3,048,051
4.5000%, 3/1/45	4,121,707	4,656,046
4.5000%, 6/1/45	2,386,000	2,660,881
3.5000%, 12/1/45	5,675,429	6,239,811
3.5000%, 12/1/45	2,154,452	2,311,577
4.5000%, 2/1/46	4,453,390	4,977,871
3.5000%, 7/1/46	10,218,058	11,157,044
3.0000%, 9/1/46	4,300,709	4,588,163
3.0000%, 1/1/47	15,629,679	16,674,345
3.0000%, 2/1/47	58,305,231	62,202,272
3.5000%, 3/1/47	1,846,736	1,981,419
3.5000%, 7/1/47	1,535,986	1,648,005
3.5000%, 8/1/47	3,858,949	4,101,337
3.0000%, 2/1/48	518,197	559,609
3.0000%, 5/1/48	256,847	274,095
5.0000%, 5/1/48	1,313,547	1,454,859
3.5000%, 7/1/48	45,245,525	48,034,624
3.0000%, 11/1/48	7,387,891	7,809,602
4.0000%, 2/1/49	2,440,318	2,602,739
3.0000%, 8/1/49	2,598,004	2,792,621
3.0000%, 8/1/49	765,098	822,412
3.0000%, 9/1/49	357,400	379,608
2.5000%, 1/1/50	824,143	874,315
2.5000%, 10/1/50	2,785,750	2,944,000
3.5000%, 8/1/56	26,481,568	29,308,636
3.0000%, 2/1/57	14,394,167	15,611,800
3.0000%, 6/1/57	55,593	60,269
		264,642,951
Freddie Mac Gold Pool:
3.5000%, 1/1/47	1,218,879	1,322,874
Freddie Mac Pool:
3.0000%, 5/1/31	15,071,379	16,014,486
3.0000%, 9/1/32	492,751	527,105
3.0000%, 10/1/32	632,090	666,453
3.0000%, 1/1/33	319,768	342,061
2.5000%, 12/1/33	13,336,845	13,974,289
3.0000%, 10/1/34	97,596	104,682
3.0000%, 10/1/34	41,068	43,802

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

16	DECEMBER 31, 2020

Janus Henderson Flexible Bond Fund

Schedule of Investments (unaudited)

December 31, 2020

Shares or Principal Amounts		Value
Mortgage-Backed Securities– (continued)
Freddie Mac Pool– (continued)
2.5000%, 11/1/34	$3,393,985	$3,610,140
2.5000%, 11/1/34	1,548,136	1,646,733
6.0000%, 4/1/40	1,997,978	2,374,022
3.5000%, 7/1/42	82,317	89,341
3.5000%, 8/1/42	106,834	115,950
3.5000%, 8/1/42	89,065	96,664
3.5000%, 2/1/43	4,692,553	5,110,384
3.0000%, 3/1/43	1,242,303	1,325,988
3.0000%, 6/1/43	240,724	252,714
3.5000%, 2/1/44	6,534,463	7,116,299
4.5000%, 5/1/44	2,154,537	2,403,024
3.5000%, 12/1/44	78,586	85,268
3.0000%, 1/1/46	141,851	155,022
4.0000%, 2/1/46	5,029,250	5,552,341
3.0000%, 8/1/46	1,095,073	1,157,463
4.0000%, 3/1/47	13,911	15,191
3.0000%, 4/1/47	1,367,341	1,445,244
3.5000%, 4/1/47	70,535	77,085
3.5000%, 9/1/47	27,931	29,598
4.5000%, 7/1/48	2,520,472	2,740,750
5.0000%, 9/1/48	680,997	756,322
3.0000%, 8/1/49	724,117	778,399
3.0000%, 12/1/49	1,554,128	1,626,120
3.0000%, 12/1/49	1,056,856	1,105,812
2.5000%, 1/1/50	347,806	369,030
3.0000%, 3/1/50	532,151	561,026
		72,268,808
Ginnie Mae:
2.5000%, TBA, 30 Year Maturity	17,675,329	18,712,341
Ginnie Mae I Pool:
4.0000%, 8/15/47	2,278,557	2,469,876
4.0000%, 11/15/47	3,172,646	3,439,038
4.0000%, 12/15/47	3,908,847	4,237,054
		10,145,968
Ginnie Mae II Pool:
4.0000%, 8/20/47	633,940	687,768
4.0000%, 8/20/47	394,719	433,872
4.5000%, 2/20/48	4,537,677	4,946,161
4.0000%, 5/20/48	19,357,358	20,825,976
4.5000%, 5/20/48	1,779,606	1,916,562
4.0000%, 6/20/48	5,408,866	5,814,158
5.0000%, 8/20/48	5,806,238	6,320,937
		40,945,434
Total Mortgage-Backed Securities (cost $561,650,733)		577,571,623
United States Treasury Notes/Bonds– 11.0%
1.1250%, 2/28/22	106,334,500	107,588,915
0.3750%, 11/30/25	19,104,000	19,126,388
0.8750%, 11/15/30	23,861,700	23,768,490
1.1250%, 5/15/40	15,941,000	15,109,079
1.3750%, 11/15/40	11,914,000	11,759,490
2.7500%, 8/15/42	60,554,300	74,947,773
1.2500%, 5/15/50	133,291,400	120,649,544
1.3750%, 8/15/50	73,582,500	68,753,648
Total United States Treasury Notes/Bonds (cost $438,923,973)		441,703,327
Preferred Stocks– 0.7%
Banks – 0.7%
First Republic Bank/CA, 4.1250%µ	472,700	12,498,188

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Flexible Bond Fund

Schedule of Investments (unaudited)

December 31, 2020

Shares or Principal Amounts		Value
Preferred Stocks– (continued)
Banks– (continued)
Truist Financial Corp, 4.7500%µ	557,825	$15,435,018
Total Preferred Stocks (cost $25,763,125)		27,933,206
Investment Companies– 5.7%
Money Markets – 5.7%
Janus Henderson Cash Liquidity Fund LLC, 0.1108%ºº,£((cost $227,050,989)	227,028,286	227,050,989
Investments Purchased with Cash Collateral from Securities Lending– 0.1%
Investment Companies – 0.1%
Janus Henderson Cash Collateral Fund LLC, 0.0264%ºº,£	2,478,878	2,478,878
Time Deposits – 0%
Canadian Imperial Bank of Commerce, 0.0800%, 1/4/21	$619,720	619,720
Total Investments Purchased with Cash Collateral from Securities Lending (cost $3,098,598)		3,098,598
Total Investments (total cost $3,961,062,560) – 104.2%		4,162,947,344
Liabilities, net of Cash, Receivables and Other Assets – (4.2)%		(166,870,368)
Net Assets – 100%		$3,996,076,976

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$3,915,521,905	94.1%
United Kingdom	79,228,132	1.9
France	68,715,818	1.6
Switzerland	25,558,369	0.6
Canada	24,036,734	0.6
Belgium	17,172,057	0.4
Mexico	12,484,400	0.3
Australia	12,179,818	0.3
Spain	8,050,111	0.2

Total	$4,162,947,344	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

18	DECEMBER 31, 2020

Janus Henderson Flexible Bond Fund

Schedule of Investments (unaudited)

December 31, 2020

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 12/31/20
Investment Companies - 5.7%
Money Markets - 5.7%
Janus Henderson Cash Liquidity Fund LLC, 0.1108%ºº	$119,825	$(13,580)	$-	$227,050,989
Investments Purchased with Cash Collateral from Securities Lending - 0.1%
Investment Companies - 0.1%
Janus Henderson Cash Collateral Fund LLC, 0.0264%ºº	1,713∆	-	-	2,478,878
Total Affiliated Investments - 5.8%	$121,538	$(13,580)	$-	$229,529,867

	Value at 6/30/20	Purchases	Sales Proceeds	Value at 12/31/20
Investment Companies - 5.7%
Money Markets - 5.7%
Janus Henderson Cash Liquidity Fund LLC, 0.1108%ºº	232,545,984	1,107,697,292	(1,113,178,707)	227,050,989
Investments Purchased with Cash Collateral from Securities Lending - 0.1%
Investment Companies - 0.1%
Janus Henderson Cash Collateral Fund LLC, 0.0264% ºº	2,782,512	19,776,964	(20,080,598)	2,478,878

Schedule of Futures

Description	Number of Contracts	Expiration Date	Value and Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
Futures Purchased:
10 Year US Treasury Note	10	3/31/21	$1,563,594	$(1,719)	$2,188
5 Year US Treasury Note	55	4/5/21	6,939,023	15,469	2,578
Total - Futures Purchased				13,750	4,766
Futures Sold:
2 Year US Treasury Note	(9)	4/5/21	(1,988,789)	(1,898)	(211)
Total				$11,852	$4,555

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Flexible Bond Fund

Schedule of Investments (unaudited)

December 31, 2020

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of December 31, 2020.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of December 31, 2020

Interest Rate Contracts
Asset Derivatives:
Variation margin receivable	$ 4,766

Liability Derivatives:
Variation margin payable	$ (211)

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended December 31, 2020.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the period ended December 31, 2020

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Interest Rate Contracts
Futures contracts	$ (21,957)

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Interest Rate Contracts
Futures contracts	$ (12,757)

Please see the "Net Realized Gain/(Loss) on investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Fund’s Statement of Operations.

Average Ending Monthly Market Value of Derivative Instruments During the Period Ended December 31, 2020

Market Value
Futures contracts, purchased	$ 8,288,096
Futures contracts, sold	1,514,850

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

20	DECEMBER 31, 2020

Janus Henderson Flexible Bond Fund

Notes to Schedule of Investments and Other Information (unaudited)

Bloomberg Barclays U.S. Aggregate Bond Index	Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based measure of the investment grade, US dollar-denominated, fixed-rate taxable bond market.

ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
SOFR	Secured Overnight Financing Rate
TBA

(To Be Announced) Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when specific mortgage pools are assigned.

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended December 31, 2020 is $1,154,019,283, which represents 28.9% of net assets.

‡

Variable or floating rate security. Rate shown is the current rate as of December 31, 2020. Certain variable rate securities are not based on a published reference rate and spread; they are determined by the issuer or agent and current market conditions. Reference rate is as of reset date and may vary by security, which may not indicate a reference rate and/or spread in their description.

ÇÇ	Security is a U.S. Treasury Inflation-Protected Security (TIPS).

ºº	Rate shown is the 7-day yield as of December 31, 2020.

#	Loaned security; a portion of the security is on loan at December 31, 2020.

µ	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer. The date indicated, if any, represents the next call date.

Ç	Step bond. The coupon rate will increase or decrease periodically based upon a predetermined schedule. The rate shown reflects the current rate.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

Janus Investment Fund	21

Janus Henderson Flexible Bond Fund

Notes to Schedule of Investments and Other Information (unaudited)

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2020. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$607,141,872	$-
Bank Loans and Mezzanine Loans	-	15,649,357	-
Corporate Bonds	-	2,141,538,997	-
Inflation-Indexed Bonds	-	121,259,375	-
Mortgage-Backed Securities	-	577,571,623	-
United States Treasury Notes/Bonds	-	441,703,327	-
Preferred Stocks	-	27,933,206	-
Investment Companies	-	227,050,989	-
Investments Purchased with Cash Collateral from Securities Lending	-	3,098,598	-
Total Investments in Securities	$-	$4,162,947,344	$-
Other Financial Instruments(a):
Variation Margin Receivable	4,766	-	-
Total Assets	$4,766	$4,162,947,344	$-
Liabilities
Other Financial Instruments(a):
Variation Margin Payable	$211	$-	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

22	DECEMBER 31, 2020

Janus Henderson Flexible Bond Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2020

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value(1)(2)	$3,933,417,477
Affiliated investments, at value(3)	229,529,867
Deposits with brokers for futures	100,000
Variation margin receivable	4,766
Non-interested Trustees' deferred compensation	91,687
Receivables:
Interest	21,966,107
Fund shares sold	12,207,786
Investments sold	887,992
Dividends from affiliates	22,297
Other assets	41,667
Total Assets	4,198,269,646
Liabilities:
Due to custodian	213
Collateral for securities loaned (Note 3)	3,098,598
Variation margin payable	211
Payables:	—
Investments purchased	186,983,434
Fund shares repurchased	8,104,994
Advisory fees	1,499,842
Dividends	1,105,078
Transfer agent fees and expenses	523,235
12b-1 Distribution and shareholder servicing fees	151,422
Non-interested Trustees' deferred compensation fees	91,687
Professional fees	54,986
Affiliated fund administration fees payable	9,199
Non-interested Trustees' fees and expenses	6,538
Custodian fees	4,230
Accrued expenses and other payables	559,003
Total Liabilities	202,192,670
Net Assets	$3,996,076,976

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Flexible Bond Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2020

Net Assets Consist of:
Capital (par value and paid-in surplus)	$3,881,744,647
Total distributable earnings (loss)	114,332,329
Total Net Assets	$3,996,076,976
Net Assets - Class A Shares	$148,128,268
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	12,984,472
Net Asset Value Per Share(4)	$11.41
Maximum Offering Price Per Share(5)	$11.98
Net Assets - Class C Shares	$106,401,446
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	9,324,030
Net Asset Value Per Share(4)	$11.41
Net Assets - Class D Shares	$692,018,470
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	60,642,329
Net Asset Value Per Share	$11.41
Net Assets - Class I Shares	$1,902,676,548
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	166,710,533
Net Asset Value Per Share	$11.41
Net Assets - Class N Shares	$488,682,001
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	42,853,366
Net Asset Value Per Share	$11.40
Net Assets - Class R Shares	$27,314,997
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,393,291
Net Asset Value Per Share	$11.41
Net Assets - Class S Shares	$20,164,995
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,767,027
Net Asset Value Per Share	$11.41
Net Assets - Class T Shares	$610,690,251
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	53,525,480
Net Asset Value Per Share	$11.41

(1) Includes cost of $3,731,532,693.

(2) Includes $3,028,840 of securities on loan. See Note 3 in Notes to Financial Statements.

(3) Includes cost of $229,529,867.

(4) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(5) Maximum offering price is computed at 100/95.25 of net asset value.

See Notes to Financial Statements.

24	DECEMBER 31, 2020

Janus Henderson Flexible Bond Fund

Statement of Operations (unaudited)

For the period ended December 31, 2020

Investment Income:
Interest	$52,604,764
Dividends	276,707
Dividends from affiliates	119,825
Affiliated securities lending income, net	1,713
Unaffiliated securities lending income, net	158
Other income	486,362
Total Investment Income	53,489,529
Expenses:
Advisory fees	8,204,926
12b-1 Distribution and shareholder servicing fees:
Class A Shares	179,119
Class C Shares	532,534
Class R Shares	59,285
Class S Shares	25,251
Transfer agent administrative fees and expenses:
Class D Shares	399,297
Class R Shares	32,780
Class S Shares	25,251
Class T Shares	772,404
Transfer agent networking and omnibus fees:
Class A Shares	108,777
Class C Shares	38,873
Class I Shares	657,819
Other transfer agent fees and expenses:
Class A Shares	4,177
Class C Shares	2,437
Class D Shares	41,169
Class I Shares	35,522
Class N Shares	6,669
Class R Shares	253
Class S Shares	121
Class T Shares	1,732
Registration fees	138,351
Shareholder reports expense	113,551
Affiliated fund administration fees	50,319
Non-interested Trustees’ fees and expenses	38,526
Professional fees	30,333
Custodian fees	19,190
Other expenses	134,873
Total Expenses	11,653,539
Less: Excess Expense Reimbursement and Waivers	(29,357)
Net Expenses	11,624,182
Net Investment Income/(Loss)	41,865,347

See Notes to Financial Statements.

Janus Investment Fund	25

Janus Henderson Flexible Bond Fund

Statement of Operations (unaudited)

For the period ended December 31, 2020

Net Realized Gain/(Loss) on Investments:
Investments	$85,015,453
Investments in affiliates	(13,580)
Futures contracts	(21,957)
Total Net Realized Gain/(Loss) on Investments	84,979,916
Change in Unrealized Net Appreciation/Depreciation:
Investments and non-interested Trustees’ deferred compensation	13,211,807
Futures contracts	(12,757)
Total Change in Unrealized Net Appreciation/Depreciation	13,199,050
Net Increase/(Decrease) in Net Assets Resulting from Operations	$140,044,313

See Notes to Financial Statements.

26	DECEMBER 31, 2020

Janus Henderson Flexible Bond Fund

Statements of Changes in Net Assets

	Period ended December 31, 2020 (unaudited)	Year ended June 30, 2020

Operations:
Net investment income/(loss)	$41,865,347	$102,062,919
Net realized gain/(loss) on investments	84,979,916	220,869,152
Change in unrealized net appreciation/depreciation	13,199,050	55,686,498
Net Increase/(Decrease) in Net Assets Resulting from Operations	140,044,313	378,618,569
Dividends and Distributions to Shareholders:
Class A Shares	(1,492,727)	(2,852,027)
Class C Shares	(846,249)	(2,301,543)
Class D Shares	(8,112,763)	(16,009,221)
Class I Shares	(22,702,484)	(51,654,992)
Class N Shares	(6,853,419)	(19,442,495)
Class R Shares	(234,904)	(560,400)
Class S Shares	(200,921)	(565,859)
Class T Shares	(6,990,254)	(16,275,146)
Net Decrease from Dividends and Distributions to Shareholders	(47,433,721)	(109,661,683)
Capital Share Transactions:
Class A Shares	26,131,185	(4,457,083)
Class C Shares	(19,305,140)	(21,304,990)
Class D Shares	34,271,415	53,867,939
Class I Shares	113,118,420	(382,143,977)
Class N Shares	(62,725,405)	(187,507,231)
Class R Shares	2,245,802	(5,115,315)
Class S Shares	1,078,266	(10,849,188)
Class T Shares	(1,530,452)	(84,597,160)
Net Increase/(Decrease) from Capital Share Transactions	93,284,091	(642,107,005)
Net Increase/(Decrease) in Net Assets	185,894,683	(373,150,119)
Net Assets:
Beginning of period	3,810,182,293	4,183,332,412
End of period	$3,996,076,976	$3,810,182,293

See Notes to Financial Statements.

Janus Investment Fund	27

Janus Henderson Flexible Bond Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended December 31, 2020 (unaudited) and the year ended June 30	2020	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$11.14	$10.39	$10.03	$10.39	$10.63	$10.48
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.10	0.25	0.28	0.24	0.23	0.23
Net realized and unrealized gain/(loss)	0.29	0.76	0.37	(0.34)	(0.20)	0.18
Total from Investment Operations	0.39	1.01	0.65	(0.10)	0.03	0.41
Less Dividends and Distributions:
Dividends (from net investment income)	(0.12)	(0.26)	(0.29)	—(2)	(0.27)	(0.26)
Return of capital	—	—	—	(0.26)	—	—
Total Dividends and Distributions	(0.12)	(0.26)	(0.29)	(0.26)	(0.27)	(0.26)
Net Asset Value, End of Period	$11.41	$11.14	$10.39	$10.03	$10.39	$10.63
Total Return*	3.52%	9.90%	6.61%	(0.95)%	0.30%	3.97%
Net Assets, End of Period (in thousands)	$148,128	$118,862	$115,349	$164,453	$369,125	$720,360
Average Net Assets for the Period (in thousands)	$139,522	$114,334	$137,456	$227,344	$572,984	$728,366
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.86%	0.92%	1.01%	0.95%	0.84%	0.81%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.86%	0.88%	0.91%	0.89%	0.84%	0.81%
Ratio of Net Investment Income/(Loss)	1.84%	2.30%	2.78%	2.32%	2.15%	2.18%
Portfolio Turnover Rate	53%(3)	175%(3)	219%(3)	181%(3)	96%	99%

Class C Shares
For a share outstanding during the period ended December 31, 2020 (unaudited) and the year ended June 30	2020	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$11.14	$10.39	$10.03	$10.39	$10.63	$10.48
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.07	0.18	0.22	0.18	0.16	0.16
Net realized and unrealized gain/(loss)	0.29	0.77	0.37	(0.34)	(0.20)	0.18
Total from Investment Operations	0.36	0.95	0.59	(0.16)	(0.04)	0.34
Less Dividends and Distributions:
Dividends (from net investment income)	(0.09)	(0.20)	(0.23)	—(2)	(0.20)	(0.19)
Return of capital	—	—	—	(0.20)	—	—
Total Dividends and Distributions	(0.09)	(0.20)	(0.23)	(0.20)	(0.20)	(0.19)
Net Asset Value, End of Period	$11.41	$11.14	$10.39	$10.03	$10.39	$10.63
Total Return*	3.21%	9.23%	5.97%	(1.54)%	(0.38)%	3.27%
Net Assets, End of Period (in thousands)	$106,401	$122,908	$135,639	$194,727	$284,311	$379,168
Average Net Assets for the Period (in thousands)	$111,030	$123,202	$155,770	$242,549	$343,064	$358,131
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.47%	1.50%	1.52%	1.50%	1.52%	1.49%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.47%	1.50%	1.52%	1.50%	1.52%	1.49%
Ratio of Net Investment Income/(Loss)	1.23%	1.67%	2.17%	1.74%	1.51%	1.50%
Portfolio Turnover Rate	53%(3)	175%(3)	219%(3)	181%(3)	96%	99%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

(3) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

28	DECEMBER 31, 2020

Janus Henderson Flexible Bond Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended December 31, 2020 (unaudited) and the year ended June 30	2020	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$11.14	$10.39	$10.03	$10.39	$10.63	$10.47
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.12	0.28	0.31	0.27	0.26	0.25
Net realized and unrealized gain/(loss)	0.29	0.77	0.37	(0.33)	(0.20)	0.19
Total from Investment Operations	0.41	1.05	0.68	(0.06)	0.06	0.44
Less Dividends and Distributions:
Dividends (from net investment income)	(0.14)	(0.30)	(0.32)	—(2)	(0.30)	(0.28)
Return of capital	—	—	—	(0.30)	—	—
Total Dividends and Distributions	(0.14)	(0.30)	(0.32)	(0.30)	(0.30)	(0.28)
Net Asset Value, End of Period	$11.41	$11.14	$10.39	$10.03	$10.39	$10.63
Total Return*	3.67%	10.22%	6.93%	(0.64)%	0.54%	4.28%
Net Assets, End of Period (in thousands)	$692,018	$641,920	$547,759	$562,065	$622,426	$671,895
Average Net Assets for the Period (in thousands)	$670,119	$576,119	$538,993	$599,185	$649,107	$644,053
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.58%	0.59%	0.61%	0.59%	0.60%	0.60%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.58%	0.59%	0.61%	0.59%	0.60%	0.60%
Ratio of Net Investment Income/(Loss)	2.12%	2.58%	3.09%	2.66%	2.44%	2.39%
Portfolio Turnover Rate	53%(3)	175%(3)	219%(3)	181%(3)	96%	99%

Class I Shares
For a share outstanding during the period ended December 31, 2020 (unaudited) and the year ended June 30	2020	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$11.14	$10.39	$10.03	$10.39	$10.63	$10.48
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.12	0.28	0.32	0.28	0.26	0.25
Net realized and unrealized gain/(loss)	0.29	0.77	0.37	(0.33)	(0.20)	0.18
Total from Investment Operations	0.41	1.05	0.69	(0.05)	0.06	0.43
Less Dividends and Distributions:
Dividends (from net investment income)	(0.14)	(0.30)	(0.33)	0.01	(0.30)	(0.28)
Return of capital	—	—	—	(0.32)	—	—
Total Dividends and Distributions	(0.14)	(0.30)	(0.33)	(0.31)	(0.30)	(0.28)
Net Asset Value, End of Period	$11.41	$11.14	$10.39	$10.03	$10.39	$10.63
Total Return*	3.70%	10.31%	7.02%	(0.55)%	0.59%	4.22%
Net Assets, End of Period (in thousands)	$1,902,677	$1,746,376	$2,007,132	$4,027,112	$5,490,323	$5,552,671
Average Net Assets for the Period (in thousands)	$1,823,098	$1,806,163	$3,245,500	$4,996,045	$5,521,703	$5,344,122
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.51%	0.51%	0.52%	0.50%	0.55%	0.56%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.51%	0.51%	0.52%	0.50%	0.55%	0.56%
Ratio of Net Investment Income/(Loss)	2.19%	2.67%	3.17%	2.73%	2.50%	2.43%
Portfolio Turnover Rate	53%(3)	175%(3)	219%(3)	181%(3)	96%	99%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

(3) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

Janus Investment Fund	29

Janus Henderson Flexible Bond Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended December 31, 2020 (unaudited) and the year ended June 30	2020	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$11.14	$10.38	$10.02	$10.39	$10.62	$10.47
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.13	0.29	0.33	0.29	0.27	0.27
Net realized and unrealized gain/(loss)	0.27	0.78	0.37	(0.35)	(0.19)	0.18
Total from Investment Operations	0.40	1.07	0.70	(0.06)	0.08	0.45
Less Dividends and Distributions:
Dividends (from net investment income)	(0.14)	(0.31)	(0.34)	0.01	(0.31)	(0.30)
Return of capital	—	—	—	(0.32)	—	—
Total Dividends and Distributions	(0.14)	(0.31)	(0.34)	(0.31)	(0.31)	(0.30)
Net Asset Value, End of Period	$11.40	$11.14	$10.38	$10.02	$10.39	$10.62
Total Return*	3.65%	10.49%	7.10%	(0.59)%	0.79%	4.35%
Net Assets, End of Period (in thousands)	$488,682	$539,154	$680,664	$1,354,610	$571,544	$613,840
Average Net Assets for the Period (in thousands)	$535,847	$662,412	$1,190,558	$990,124	$581,190	$592,601
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.44%	0.44%	0.45%	0.44%	0.44%	0.44%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.44%	0.44%	0.45%	0.44%	0.44%	0.44%
Ratio of Net Investment Income/(Loss)	2.25%	2.74%	3.25%	2.90%	2.60%	2.55%
Portfolio Turnover Rate	53%(2)	175%(2)	219%(2)	181%(2)	96%	99%

Class R Shares
For a share outstanding during the period ended December 31, 2020 (unaudited) and the year ended June 30	2020	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$11.15	$10.39	$10.03	$10.39	$10.63	$10.48
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.09	0.21	0.25	0.21	0.19	0.19
Net realized and unrealized gain/(loss)	0.27	0.78	0.37	(0.34)	(0.20)	0.18
Total from Investment Operations	0.36	0.99	0.62	(0.13)	(0.01)	0.37
Less Dividends and Distributions:
Dividends (from net investment income)	(0.10)	(0.23)	(0.26)	—(3)	(0.23)	(0.22)
Return of capital	—	—	—	(0.23)	—	—
Total Dividends and Distributions	(0.10)	(0.23)	(0.26)	(0.23)	(0.23)	(0.22)
Net Asset Value, End of Period	$11.41	$11.15	$10.39	$10.03	$10.39	$10.63
Total Return*	3.27%	9.65%	6.30%	(1.23)%	(0.06)%	3.57%
Net Assets, End of Period (in thousands)	$27,315	$24,453	$27,580	$36,235	$41,175	$49,255
Average Net Assets for the Period (in thousands)	$25,553	$25,769	$31,616	$38,913	$44,888	$41,127
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.17%	1.20%	1.21%	1.19%	1.20%	1.20%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.16%	1.20%	1.21%	1.19%	1.20%	1.20%
Ratio of Net Investment Income/(Loss)	1.54%	1.98%	2.49%	2.07%	1.84%	1.81%
Portfolio Turnover Rate	53%(2)	175%(2)	219%(2)	181%(2)	96%	99%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

(3) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

30	DECEMBER 31, 2020

Janus Henderson Flexible Bond Fund

Financial Highlights

Class S Shares
For a share outstanding during the period ended December 31, 2020 (unaudited) and the year ended June 30	2020	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$11.14	$10.39	$10.03	$10.39	$10.63	$10.48
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.10	0.24	0.27	0.24	0.22	0.21
Net realized and unrealized gain/(loss)	0.29	0.77	0.37	(0.34)	(0.20)	0.18
Total from Investment Operations	0.39	1.01	0.64	(0.10)	0.02	0.39
Less Dividends and Distributions:
Dividends (from net investment income)	(0.12)	(0.26)	(0.28)	—(2)	(0.26)	(0.24)
Return of capital	—	—	—	(0.26)	—	—
Total Dividends and Distributions	(0.12)	(0.26)	(0.28)	(0.26)	(0.26)	(0.24)
Net Asset Value, End of Period	$11.41	$11.14	$10.39	$10.03	$10.39	$10.63
Total Return*	3.47%	9.83%	6.56%	(0.98)%	0.20%	3.83%
Net Assets, End of Period (in thousands)	$20,165	$18,630	$28,020	$36,398	$48,347	$72,406
Average Net Assets for the Period (in thousands)	$19,706	$23,253	$30,601	$41,035	$60,867	$71,575
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.96%	0.95%	0.96%	0.93%	0.94%	0.94%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.96%	0.95%	0.96%	0.93%	0.94%	0.94%
Ratio of Net Investment Income/(Loss)	1.74%	2.24%	2.73%	2.31%	2.08%	2.06%
Portfolio Turnover Rate	53%(3)	175%(3)	219%(3)	181%(3)	96%	99%

Class T Shares
For a share outstanding during the period ended December 31, 2020 (unaudited) and the year ended June 30	2020	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$11.14	$10.39	$10.03	$10.39	$10.62	$10.47
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.11	0.27	0.30	0.26	0.25	0.24
Net realized and unrealized gain/(loss)	0.29	0.77	0.37	(0.33)	(0.19)	0.18
Total from Investment Operations	0.40	1.04	0.67	(0.07)	0.06	0.42
Less Dividends and Distributions:
Dividends (from net investment income)	(0.13)	(0.29)	(0.31)	—(2)	(0.29)	(0.27)
Return of capital	—	—	—	(0.29)	—	—
Total Dividends and Distributions	(0.13)	(0.29)	(0.31)	(0.29)	(0.29)	(0.27)
Net Asset Value, End of Period	$11.41	$11.14	$10.39	$10.03	$10.39	$10.62
Total Return*	3.62%	10.12%	6.84%	(0.72)%	0.55%	4.10%
Net Assets, End of Period (in thousands)	$610,690	$597,879	$641,190	$898,156	$1,293,591	$1,574,950
Average Net Assets for the Period (in thousands)	$603,033	$605,817	$736,901	$1,120,052	$1,476,151	$1,482,943
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.69%	0.69%	0.70%	0.68%	0.69%	0.69%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.68%	0.68%	0.69%	0.67%	0.69%	0.68%
Ratio of Net Investment Income/(Loss)	2.02%	2.49%	3.00%	2.56%	2.35%	2.31%
Portfolio Turnover Rate	53%(3)	175%(3)	219%(3)	181%(3)	96%	99%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

(3) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

Janus Investment Fund	31

Janus Henderson Flexible Bond Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Flexible Bond Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 45 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks to obtain maximum total return, consistent with preservation of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting priciples ("US GAAP")).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds currently implement an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

It is expected that the conversion of Class C Shares to Class A Shares will not result in a taxable event. Please consult your tax adviser for further information.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial

32	DECEMBER 31, 2020

Janus Henderson Flexible Bond Fund

Notes to Financial Statements (unaudited)

intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Janus Investment Fund	33

Janus Henderson Flexible Bond Fund

Notes to Financial Statements (unaudited)

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2020 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

34	DECEMBER 31, 2020

Janus Henderson Flexible Bond Fund

Notes to Financial Statements (unaudited)

Dividends and Distributions

Dividends are declared daily and distributed monthly for the Fund. Realized capital gains, if any, are declared and distributed in December. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on futures contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended December 31, 2020 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

Janus Investment Fund	35

Janus Henderson Flexible Bond Fund

Notes to Financial Statements (unaudited)

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital's ability to establish and maintain appropriate systems and trading.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). The change in unrealized net appreciation/depreciation is reported on the Statement of Operations (if applicable). When a contract is closed, a realized gain or loss is reported on

36	DECEMBER 31, 2020

Janus Henderson Flexible Bond Fund

Notes to Financial Statements (unaudited)

the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract.

Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the period, the Fund purchased interest rate futures to increase exposure to interest rate risk.

During the period, the Fund sold interest rate futures to decrease exposure to interest rate risk.

3. Other Investments and Strategies

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

In the aftermath of the 2007-2008 financial crisis, the financial sector experienced reduced liquidity in credit and other fixed-income markets, and an unusually high degree of volatility, both domestically and internationally. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took a number of unprecedented steps designed to support the financial markets. For example, the enactment of the Dodd-Frank Act in 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. More recently, in response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record-low levels. Extremely low or negative interest rates may become more prevalent or may not work as intended. As there is little precedent for this situation, the impact on various markets that interest rate or other significant policy changes may have is unknown. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including Janus Capital or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including

Janus Investment Fund	37

Janus Henderson Flexible Bond Fund

Notes to Financial Statements (unaudited)

austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU, commonly known as “Brexit,” which immediately led to significant market volatility around the world, as well as political, economic and legal uncertainty. The United Kingdom formally left the EU on January 31, 2020 and entered into an eleven-month transition period, which expired on December 31, 2020. The negative impact on not only the United Kingdom and European economies could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on the United Kingdom and/or Europe for their business activities and revenues. Any further exits from the EU, or an increase in the belief that such exits are likely or possible, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

LIBOR Replacement Risk

The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate (LIBOR) as a reference rate for various rate calculations. On July 27, 2017, the U.K. Financial Conduct Authority announced that it intends to stop compelling or inducing banks to submit LIBOR rates after 2021. However, it remains unclear if LIBOR will continue to exist in its current, or a modified, form. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Financing Rate (SOFR), that is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. However, global consensus on alternative rates is lacking. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could adversely impact (i) volatility and liquidity in markets that are tied to LIBOR, (ii) the market for, or value of, specific securities or payments linked to those reference rates, (iii) availability or terms of borrowing or refinancing, or (iv) the effectiveness of hedging strategies. For these and other reasons, the elimination of LIBOR or changes to other interest rates may adversely affect the Fund’s performance and/or net asset value. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. Markets are slowly developing in response to these new rates. Uncertainty regarding the process for amending existing contracts or instruments to transition away from LIBOR remains a concern for the Fund. The effect of any changes to, or discontinuation of, LIBOR on the Fund will vary depending, among other things, on (1) existing fallback or termination provisions in individual contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Inflation-Linked Securities

The Fund may invest in inflation-indexed bonds, including municipal inflation-indexed bonds and corporate inflation-indexed bonds, or in derivatives that are linked to these securities. Inflation-linked bonds are fixed-income securities

38	DECEMBER 31, 2020

Janus Henderson Flexible Bond Fund

Notes to Financial Statements (unaudited)

that have a principal value that is periodically adjusted according to the rate of inflation. If an index measuring inflation falls, the principal value of inflation-indexed bonds will typically be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Because of their inflation adjustment feature, inflation-linked bonds typically have lower yields than conventional fixed-rate bonds. In addition, inflation-linked bonds also normally decline in price when real interest rates rise. In the event of deflation, when prices decline over time, the principal and income of inflation-linked bonds would likely decline, resulting in losses to the Fund.

In the case of Treasury Inflation-Protected Securities, also known as TIPS, repayment of original bond principal upon maturity (as adjusted for inflation) is guaranteed by the U.S. Treasury. For inflation-linked bonds that do not provide a similar guarantee, the adjusted principal value of the inflation-linked bond repaid at maturity may be less than the original principal. Other non-U.S. sovereign governments also issue inflation-linked securities (sometimes referred to as “linkers”) that are tied to their own local consumer price indices. In certain of these non-U.S. jurisdictions, the repayment of the original bond principal upon the maturity of an inflation-linked bond is not guaranteed, allowing for the amount of the bond repaid at maturity to be less than par. Inflation-linked bonds may also be issued by, or related to, sovereign governments of other developed countries, emerging market countries, or companies or other entities not affiliated with governments.

Loans

The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of December 31, 2020.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Janus Investment Fund	39

Janus Henderson Flexible Bond Fund

Notes to Financial Statements (unaudited)

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer and commercial loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, extension risk (if interest rates rise), and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

JPMorgan Chase Bank, National Association	$3,028,840	$—	$(3,028,840)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. Securities on loan will be continuously secured by collateral which

40	DECEMBER 31, 2020

Janus Henderson Flexible Bond Fund

Notes to Financial Statements (unaudited)

may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the Securities and Exchange Commission (the “SEC”). See “Securities Lending” in the “Notes to Financial Statements” for additional information.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. The Fund may lend fund securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to primarily invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of December 31, 2020, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $3,028,840. Gross amounts of recognized liabilities for securities lending (collateral received) as of December 31, 2020 is $3,098,598, resulting in the net amount due to the counterparty of $69,758.

Janus Investment Fund	41

Janus Henderson Flexible Bond Fund

Notes to Financial Statements (unaudited)

Sovereign Debt

The Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.

TBA Commitments

The Fund may enter into “to be announced” or “TBA” commitments. TBAs are forward agreements for the purchase or sale of securities, including mortgage-backed securities, for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate, and mortgage terms. Although the particular TBA securities must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on forward commitment basis will ultimately be issued or delivered by the counterparty. During the settlement period, the Fund will still bear the risk of any decline in the value of the security to be delivered. Because TBA commitments do not require the purchase and sale of identical securities, the characteristics of the security delivered to the Fund may be less favorable than the security delivered to the dealer. If the counterparty to a transaction fails to deliver the security, the Fund could suffer a loss.

When-Issued, Delayed Delivery and Forward Commitment Transactions

The Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the other party to a transaction fails to deliver the securities, the Fund could miss a favorable price or yield opportunity. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, the Fund could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, the Fund will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed upon price on the settlement date. The Fund may dispose of or renegotiate a transaction after it is entered into, and may purchase or sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a gain or loss.

42	DECEMBER 31, 2020

Janus Henderson Flexible Bond Fund

Notes to Financial Statements (unaudited)

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $300 Million	0.50
Over $300 Million	0.40

The Fund’s actual investment advisory fee rate for the reporting period was 0.41% of average annual net assets before any applicable waivers.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.45% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers for at least a one-year period commencing October 28, 2020. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund pays an annual administrative services fee based on the average daily net assets of Class D Shares for shareholder services provided by Janus Services, as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

The Fund’s actual Class D administrative fee rate was 0.12% for the reporting period.

Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services expects to use all or a

Janus Investment Fund	43

Janus Henderson Flexible Bond Fund

Notes to Financial Statements (unaudited)

significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares' average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $166,938 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2020. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of

44	DECEMBER 31, 2020

Janus Henderson Flexible Bond Fund

Notes to Financial Statements (unaudited)

December 31, 2020 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2020 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $251,025 were paid by the Trust to the Trustees under the Deferred Plan during the period ended December 31, 2020.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended December 31, 2020 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 4.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the period ended December 31, 2020, Janus Henderson Distributors retained upfront sales charges of $10,129.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the period ended December 31, 2020, redeeming shareholders of Class A Shares paid CDSCs of $165 to Janus Henderson Distributors.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended December 31, 2020, redeeming shareholders of Class C Shares paid CDSCs of $6,890.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the period ended December 31, 2020, the Fund engaged in cross trades amounting to $42,137,239 in purchases and $60,900,726 in sales, resulting in a net realized gain of $4,222,007. The net realized gain is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

Janus Investment Fund	45

Janus Henderson Flexible Bond Fund

Notes to Financial Statements (unaudited)

5. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2020, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended June 30, 2020
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(165,081,100)	$ -	$ (165,081,100)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2020 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 3,965,475,291	$206,830,849	$ (9,358,796)	$ 197,472,053

46	DECEMBER 31, 2020

Janus Henderson Flexible Bond Fund

Notes to Financial Statements (unaudited)

Information on the tax components of derivatives as of December 31, 2020 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ -	$ 15,469	$ (3,617)	$ 11,852

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

6. Capital Share Transactions

	Period ended December 31, 2020		Year ended June 30, 2020
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	3,859,419	$ 43,568,825	4,930,912	$ 52,440,288
Reinvested dividends and distributions	88,300	997,733	175,621	1,878,459
Shares repurchased	(1,632,846)	(18,435,373)	(5,541,939)	(58,775,830)
Net Increase/(Decrease)	2,314,873	$ 26,131,185	(435,406)	$ (4,457,083)
Class C Shares:
Shares sold	1,234,612	$ 13,922,434	2,516,346	$ 26,797,489
Reinvested dividends and distributions	68,364	772,812	174,035	1,860,314
Shares repurchased	(3,008,252)	(34,000,386)	(4,715,901)	(49,962,793)
Net Increase/(Decrease)	(1,705,276)	$ (19,305,140)	(2,025,520)	$ (21,304,990)
Class D Shares:
Shares sold	7,257,298	$ 81,910,457	13,810,260	$ 148,161,617
Reinvested dividends and distributions	676,784	7,648,852	1,404,034	15,021,708
Shares repurchased	(4,897,533)	(55,287,894)	(10,336,184)	(109,315,386)
Net Increase/(Decrease)	3,036,549	$ 34,271,415	4,878,110	$ 53,867,939
Class I Shares:
Shares sold	27,749,876	$313,517,123	45,559,398	$ 485,990,200
Reinvested dividends and distributions	1,631,177	18,443,845	3,941,251	42,123,281
Shares repurchased	(19,374,923)	(218,842,548)	(85,923,640)	(910,257,458)
Net Increase/(Decrease)	10,006,130	$113,118,420	(36,422,991)	$(382,143,977)
Class N Shares:
Shares sold	6,419,760	$ 72,416,401	23,289,845	$ 247,212,778
Reinvested dividends and distributions	539,958	6,097,900	1,664,677	17,770,394
Shares repurchased	(12,520,986)	(141,239,706)	(42,083,607)	(452,490,403)
Net Increase/(Decrease)	(5,561,268)	$ (62,725,405)	(17,129,085)	$(187,507,231)
Class R Shares:
Shares sold	642,373	$ 7,247,541	972,318	$ 10,214,759
Reinvested dividends and distributions	19,742	223,245	45,178	483,196
Shares repurchased	(462,836)	(5,224,984)	(1,477,733)	(15,813,270)
Net Increase/(Decrease)	199,279	$ 2,245,802	(460,237)	$ (5,115,315)
Class S Shares:
Shares sold	345,774	$ 3,901,216	528,478	$ 5,638,782
Reinvested dividends and distributions	17,748	200,627	52,875	563,997
Shares repurchased	(268,183)	(3,023,577)	(1,606,538)	(17,051,967)
Net Increase/(Decrease)	95,339	$ 1,078,266	(1,025,185)	$ (10,849,188)
Class T Shares:
Shares sold	5,531,787	$ 62,469,561	12,756,421	$ 136,381,795
Reinvested dividends and distributions	611,476	6,910,671	1,506,574	16,101,934
Shares repurchased	(6,280,485)	(70,910,684)	(22,327,870)	(237,080,889)
Net Increase/(Decrease)	(137,222)	$ (1,530,452)	(8,064,875)	$ (84,597,160)

Janus Investment Fund	47

Janus Henderson Flexible Bond Fund

Notes to Financial Statements (unaudited)

7. Purchases and Sales of Investment Securities

For the period ended December 31, 2020, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$1,083,566,706	$1,310,546,211	$ 873,213,549	$ 643,600,187

8. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update 2020-04 Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”) in March 2020. The new guidance in the ASU provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR or other interbank-offered based reference rates as of the end of 2021. For new and existing contracts, Funds may elect to apply the guidance as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU’s adoption to the Fund’s financial statements.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2020 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

48	DECEMBER 31, 2020

Janus Henderson Flexible Bond Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each Fund of Janus Investment Fund (together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreements for the Janus Henderson Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2020, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2021 through February 1, 2022, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus

Janus Investment Fund	49

Janus Henderson Flexible Bond Fund

Additional Information (unaudited)

Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital generally does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2020, approximately 75% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers, and for the 12 months ended September 30, 2020, approximately 62% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

50	DECEMBER 31, 2020

Janus Henderson Flexible Bond Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Developed World Bond Fund, the Trustees noted the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

Janus Investment Fund	51

Janus Henderson Flexible Bond Fund

Additional Information (unaudited)

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

52	DECEMBER 31, 2020

Janus Henderson Flexible Bond Fund

Additional Information (unaudited)

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance.

Janus Investment Fund	53

Janus Henderson Flexible Bond Fund

Additional Information (unaudited)

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory fees and any administration fees but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 10% under the average total expenses of the respective Broadridge Expense Group peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 9% under the average management fees for the respective Broadridge Expense Group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

54	DECEMBER 31, 2020

Janus Henderson Flexible Bond Fund

Additional Information (unaudited)

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to funds subadvised by Janus Capital and to the fees Janus Capital charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very distinct relative to retail funds; and (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; (4) 9 of 10 Janus Henderson Funds have lower management fees than similar funds subadvised by Janus Capital; and (5) 5 of 8 Janus Henderson Funds have lower management fees than similar separate accounts managed by Janus Capital.

The Trustees considered the fees for each Fund for its fiscal year ended in 2019, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Investment Fund	55

Janus Henderson Flexible Bond Fund

Additional Information (unaudited)

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

56	DECEMBER 31, 2020

Janus Henderson Flexible Bond Fund

Additional Information (unaudited)

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that, the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Venture Fund, the Trustees noted that, the Fund’s total expenses were below the peer group for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

Janus Investment Fund	57

Janus Henderson Flexible Bond Fund

Additional Information (unaudited)

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by Janus Capital were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital

58	DECEMBER 31, 2020

Janus Henderson Flexible Bond Fund

Additional Information (unaudited)

and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 73% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. They also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) as the assets of some of the Janus Henderson Funds have declined in the past few years, certain of those Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined; (3) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (4) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by Janus Capital and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their

Janus Investment Fund	59

Janus Henderson Flexible Bond Fund

Additional Information (unaudited)

relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

60	DECEMBER 31, 2020

Janus Henderson Flexible Bond Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2020. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

Janus Investment Fund	61

Janus Henderson Flexible Bond Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

62	DECEMBER 31, 2020

Janus Henderson Flexible Bond Fund

Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	63

Janus Henderson Flexible Bond Fund

Notes

NotesPage1

64	DECEMBER 31, 2020

Janus Henderson Flexible Bond Fund

Notes

NotesPage2

Janus Investment Fund	65

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins and Intech are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors
125-24-93019 03-21

SEMIANNUAL REPORT December 31, 2020

Janus Henderson Global Allocation Fund – Conservative

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Global Allocation Fund - Conservative

Janus Henderson Global Allocation Fund - Conservative (unaudited)

FUND SNAPSHOT

This fund of funds offers broad global diversification for investors by utilizing the full spectrum of Janus Henderson’s investment expertise and solutions, with the goal of providing higher risk-adjusted returns than the broad markets.

Ashwin Alankar portfolio manager

PERFORMANCE OVERVIEW

Janus Henderson Global Allocation Fund – Conservative’s Class I Shares returned 14.72% for the six-month period ended December 31, 2020. This compares with a return of 6.03% for the Bloomberg Barclays Global Aggregate Bond Index, the Fund’s primary benchmark, and a return of 13.11% for its secondary benchmark, the Global Conservative Allocation Index, an internally calculated, hypothetical combination of total returns from the Bloomberg Barclays Global Aggregate Bond Index (60%) and the MSCI All Country World IndexSM (40%).

INVESTMENT ENVIRONMENT

The rally in global financial markets that began during the nadir of the early-spring COVID-19 lockdowns continued through the second half of the year despite numerous potential sources of volatility. Investors had to navigate additional waves of the pandemic, the final stages of the Brexit saga and a contentious U.S. presidential election. Outweighing these were continued large-scale accommodation from global central banks and government as well as rapid progress on the vaccine front. Led by the tech sector, some U.S. equities indices finished the year in record territory. The expectation of a resumption of global economic activity was perhaps best illustrated by emerging markets leading all regions higher. With interest rates already pegged near 0%, gains in the fixed income market were driven largely by higher prices for corporate credits.

INVESTMENT PROCESS

Janus Henderson Global Allocation Fund – Conservative invests across a broad set of Janus Henderson funds that span a wide range of global asset categories with a base allocation of 30% to 50% equities, 50% to 65% fixed income and 0% to 20% alternative investments that are rebalanced quarterly. Janus Henderson Global Allocation Fund – Conservative is structured as a “fund of funds” portfolio that provides investors with broad, diversified exposure to various types of investments with an emphasis on managing investment risk. The Fund is also designed to blend the three core competencies that Janus Henderson practices as an organization: mathematically driven strategies, risk-managed strategies and fundamentally driven growth- and value-oriented strategies. We believe that combining these very different approaches in a single investment can potentially produce a portfolio with a unique and powerful performance profile.

The investment process involves setting return expectations for a broad range of Janus Henderson mutual funds that we believe best represent the full opportunity set available to today’s investor. We then establish an “ideal model” portfolio based upon the specific risk/return objective of Janus Henderson Global Allocation Fund – Conservative. Finally, we select the appropriate Janus Henderson funds that replicate our desired exposure. The allocations assigned to each selected underlying fund are consistent with our view of current market conditions and the long-term trade-off between risk and reward potential that each of these investment types represent. However, as a result of changing market conditions, both the mix of underlying funds and the allocations to these funds will change from time to time. Any portfolio risk management process we’ve discussed includes an effort to monitor and manage risk and should not be confused with nor does it imply low risk or the ability to control risk.

PERFORMANCE DISCUSSION

All components of the portfolio generated positive returns as the market’s recovery continued over the six-month period. A leading contributor was the Janus Henderson Global Bond Fund. The combination of low interest rates and the narrowing of differentials between the yield on corporate bonds and those on their risk-free benchmarks as sentiment improved kept fixed income securities buoyant. Toward the end of the period, as positive news around COVID-19 vaccines emerged, mid-cap stocks outperformed as investors positioned themselves for a

Janus Investment Fund	1

Janus Henderson Global Allocation Fund - Conservative (unaudited)

broader reopening of the economy. Consequently, the Janus Henderson Triton Fund was another top performer. Similarly, the Janus Henderson Contrarian Fund was a strong contributor as the strategy seeks to identify companies well positioned to benefit from an emerging catalyst. Contributing least were the Janus Henderson International Managed Volatility Fund, the Janus Henderson Flexible Bond Fund and the Janus Henderson Global Research Fund.

OUTLOOK

The exuberance in equities and other risk markets continues, but we are beginning to see signs that the road ahead might be bumpier. We are particularly worried about the divergence we have recently seen in the fixed income markets between inflation expectations and real interest rates, which is a measurement of nominal interest rates less inflation. Over the last quarter, U.S. real rates plunged as inflation expectations rose sharply. This would suggest that the fixed income market is pricing in stagflation going forward. Yet, equities found solace in this and churned out a near-record quarterly return. This disconnect is not only surprising but worrisome.

We are concerned that equity valuations are driven solely by these low real rates. A simple discounted cash flow model indicates that all of the rise in equities over the past year is attributable to the fall in interest rates. Earnings forecasts for the S&P 500 Index for 2022 are lower today than they were at the start of 2020, yet the S&P 500® is nearly 20% higher. Valuations are being driven by multiple expansion, not expectations for earnings growth.

This is worrisome because if the fixed income market begins to sense growth is sustainable, real rates should rise and equities could fall along with bonds – diversification failure. And herein lies the irony and risk: Economic recovery could put downward pressure on equity markets, which have thrived on the liquidity that today’s negative real rates provide. And should growth not materialize, and real rates stay low, low earnings expectations may no longer be able to hold up equity valuations.

Thank you for investing in Janus Henderson Global Allocation Fund – Conservative.

2	DECEMBER 31, 2020

Janus Henderson Global Allocation Fund - Conservative (unaudited)

Fund At A Glance

December 31, 2020

Holdings - (% of Net Assets)
Janus Henderson Global Bond Fund - Class N Shares	32.8%
Janus Henderson Multi-Sector Income Fund - Class N Shares	12.9
Janus Henderson Flexible Bond Fund - Class N Shares	7.0
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	5.2
Janus Henderson Triton Fund - Class N Shares	4.1
Janus Henderson Enterprise Fund - Class N Shares	3.9
Janus Henderson Contrarian Fund - Class N Shares	3.7
Janus Henderson Emerging Markets Fund - Class N Shares	3.6
Janus Henderson Forty Fund - Class N Shares	3.4
Janus Henderson Large Cap Value Fund - Class N Shares	3.1
Janus Henderson Mid Cap Value Fund - Class N Shares	2.9
Janus Henderson U.S. Managed Volatility Fund - Class N Shares	2.9
Janus Henderson Small Cap Value Fund - Class N Shares	2.4
Janus Henderson International Value Fund - Class N Shares	2.2
Janus Henderson Global Select Fund - Class N Shares	2.2
Janus Henderson Global Research Fund - Class N Shares	2.1
Janus Henderson Overseas Fund - Class N Shares	1.6
Janus Henderson Asia Equity Fund - Class N Shares	1.3
Janus Henderson Global Real Estate Fund - Class N Shares	1.2
Janus Henderson International Managed Volatility Fund - Class N Shares	1.0
Janus Henderson European Focus Fund - Class N Shares	0.3

Asset Allocation - (% of Net Assets)
Fixed Income Funds	52.8%
Equity Funds	47.0%
Other	0.2%
100.0%

Janus Investment Fund	3

Janus Henderson Global Allocation Fund - Conservative (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended December 31, 2020						Expense Ratios
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV	14.59%	13.94%	6.82%	5.75%	6.09%	1.12%	1.12%
Class A Shares at MOP	7.99%	7.42%	5.55%	5.12%	5.67%
Class C Shares at NAV	14.22%	13.09%	6.14%	5.07%	5.38%	1.85%	1.85%
Class C Shares at CDSC	13.22%	12.09%	6.14%	5.07%	5.38%
Class D Shares	14.69%	14.14%	7.02%	5.95%	6.30%	0.93%	0.92%
Class I Shares	14.72%	14.17%	7.09%	6.01%	6.35%	0.86%	0.86%
Class S Shares	14.46%	13.62%	6.64%	5.57%	5.88%	1.28%	1.28%
Class T Shares	14.62%	14.06%	6.94%	5.88%	6.25%	1.03%	1.03%
Bloomberg Barclays Global Aggregate Bond Index	6.03%	9.20%	4.79%	2.83%	4.09%
Global Conservative Allocation Index	13.11%	12.62%	7.98%	5.52%	5.61%
Morningstar Quartile - Class T Shares	-	1st	3rd	3rd	2nd
Morningstar Ranking - based on total returns for World Allocation Funds	-	76/481	237/416	167/301	65/219

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to for at least a one-year period commencing on October 28, 2020.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk

4	DECEMBER 31, 2020

Janus Henderson Global Allocation Fund - Conservative (unaudited)

Performance

securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Performance of the Global Allocation Funds depends on that of the underlying funds. They are subject to the volatility of the financial markets. Because Janus Capital Management is the adviser to the Fund and to the underlying affiliated funds held within the Fund, it is subject to certain potential conflicts of interest.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective share class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2020 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – December 30, 2005

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

Janus Investment Fund	5

Janus Henderson Global Allocation Fund - Conservative (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/20)	Ending Account Value (12/31/20)	Expenses Paid During Period (7/1/20 - 12/31/20)†	Beginning Account Value (7/1/20)	Ending Account Value (12/31/20)	Expenses Paid During Period (7/1/20 - 12/31/20)†	Net Annualized Expense Ratio (7/1/20 - 12/31/20)††
Class A Shares	$1,000.00	$1,145.90	$2.65	$1,000.00	$1,022.74	$2.50	0.49%
Class C Shares	$1,000.00	$1,142.20	$6.32	$1,000.00	$1,019.31	$5.96	1.17%
Class D Shares	$1,000.00	$1,146.90	$1.46	$1,000.00	$1,023.84	$1.38	0.27%
Class I Shares	$1,000.00	$1,147.20	$1.19	$1,000.00	$1,024.10	$1.12	0.22%
Class S Shares	$1,000.00	$1,144.60	$3.57	$1,000.00	$1,021.88	$3.36	0.66%
Class T Shares	$1,000.00	$1,146.20	$1.95	$1,000.00	$1,023.39	$1.84	0.36%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

††	Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

6	DECEMBER 31, 2020

Janus Henderson Global Allocation Fund - Conservative

Schedule of Investments (unaudited)

December 31, 2020

Shares		Value
Investment Companies£– 99.8%
Equity Funds – 47.0%
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	940,807	$10,508,763
Janus Henderson Asia Equity Fund - Class N Shares	189,264	2,721,855
Janus Henderson Contrarian Fund - Class N Shares	281,862	7,548,894
Janus Henderson Emerging Markets Fund - Class N Shares	622,029	7,377,835
Janus Henderson Enterprise Fund - Class N Shares	50,356	7,992,332
Janus Henderson European Focus Fund - Class N Shares	15,245	592,441
Janus Henderson Forty Fund - Class N Shares	136,339	6,938,448
Janus Henderson Global Real Estate Fund - Class N Shares	176,969	2,334,230
Janus Henderson Global Research Fund - Class N Shares	44,322	4,318,777
Janus Henderson Global Select Fund - Class N Shares	248,620	4,351,110
Janus Henderson International Managed Volatility Fund - Class N Shares	216,346	1,986,288
Janus Henderson International Value Fund - Class N Shares	441,909	4,476,483
Janus Henderson Large Cap Value Fund - Class N Shares	453,687	6,192,796
Janus Henderson Mid Cap Value Fund - Class N Shares	378,104	5,886,824
Janus Henderson Overseas Fund - Class N Shares	80,821	3,172,605
Janus Henderson Small Cap Value Fund - Class N Shares	224,411	4,759,631
Janus Henderson Triton Fund - Class N Shares	214,792	8,394,733
Janus Henderson U.S. Managed Volatility Fund - Class N Shares	502,350	5,822,009
		95,376,054
Fixed Income Funds – 52.8%
Janus Henderson Flexible Bond Fund - Class N Shares	1,243,856	14,179,998
Janus Henderson Global Bond Fund - Class N Shares	6,338,810	66,557,079
Janus Henderson Multi-Sector Income Fund - Class N Shares	2,617,977	26,258,418
		106,995,495
Total Investments (total cost $172,530,073) – 99.8%		202,371,549
Cash, Receivables and Other Assets, net of Liabilities – 0.2%		494,419
Net Assets – 100%		$202,865,968

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Global Allocation Fund - Conservative

Schedule of Investments (unaudited)

December 31, 2020

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Capital Gain Distributions from Underlying Funds(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 12/31/20
Investment Companies - 99.8%
Equity Funds - 47.0%
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	$316,684	$(795)	$-	$1,233,915	$10,508,763
Janus Henderson Asia Equity Fund - Class N Shares	4,171	9,843	-	693,132	2,721,855
Janus Henderson Contrarian Fund - Class N Shares	68,710	17,955	65,006	1,707,964	7,548,894
Janus Henderson Emerging Markets Fund - Class N Shares	82,165	15,994	-	1,714,003	7,377,835
Janus Henderson Enterprise Fund - Class N Shares	30,591	32,339	595,363	1,083,515	7,992,332
Janus Henderson European Focus Fund - Class N Shares	3,126	495	-	110,130	592,441
Janus Henderson Forty Fund - Class N Shares	10,468	66,777	477,217	800,899	6,938,448
Janus Henderson Global Real Estate Fund - Class N Shares	25,497	(5,255)	-	269,987	2,334,230
Janus Henderson Global Research Fund - Class N Shares	21,762	33,407	139,324	421,324	4,318,777
Janus Henderson Global Select Fund - Class N Shares	72,518	6,759	142,914	788,143	4,351,110
Janus Henderson International Managed Volatility Fund - Class N Shares	-	30,665	42,746	202,223	1,986,288
Janus Henderson International Value Fund - Class N Shares	84,808	(16,341)	-	664,046	4,476,483
Janus Henderson Large Cap Value Fund - Class N Shares	146,210	(36,332)	201,523	826,520	6,192,796
Janus Henderson Mid Cap Value Fund - Class N Shares	71,516	(33,617)	-	975,850	5,886,824
Janus Henderson Overseas Fund - Class N Shares	31,161	529,390	-	436,045	3,172,605
Janus Henderson Small Cap Value Fund - Class N Shares	56,642	(51,301)	-	878,412	4,759,631
Janus Henderson Triton Fund - Class N Shares	16,305	28,768	311,535	1,893,240	8,394,733
Janus Henderson U.S. Managed Volatility Fund - Class N Shares	274,931	16,036	406,536	113,872	5,822,009
Total Equity Funds	$1,317,265	$644,787	$2,382,164	$14,813,220	$95,376,054
Fixed Income Funds - 52.8%
Janus Henderson Flexible Bond Fund - Class N Shares	187,076	97,758	-	243,426	14,179,998
Janus Henderson Global Bond Fund - Class N Shares	1,907,918	640,592	570,439	2,087,456	66,557,079
Janus Henderson Multi-Sector Income Fund - Class N Shares	597,077	6,273	-	1,456,417	26,258,418
Total Fixed Income Funds	$2,692,071	$744,623	$570,439	$3,787,299	$106,995,495
Total Affiliated Investments - 99.8%	$4,009,336	$1,389,410	$2,952,603	$18,600,519	$202,371,549

(1) For securities that were affiliated for a portion of the period ended December 31, 2020, this column reflects amounts for the entire period ended December 31, 2020 and not just the period in which the security was affiliated.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	DECEMBER 31, 2020

Janus Henderson Global Allocation Fund - Conservative

Schedule of Investments (unaudited)

December 31, 2020

	Value at 6/30/20	Purchases	Sales Proceeds	Value at 12/31/20
Investment Companies – 99.8%
Equity Funds - 47.0%
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	9,354,366	572,809	(651,532)	10,508,763
Janus Henderson Asia Equity Fund - Class N Shares	2,002,304	138,444	(121,868)	2,721,855
Janus Henderson Contrarian Fund - Class N Shares	4,699,158	1,434,195	(310,378)	7,548,894
Janus Henderson Emerging Markets Fund - Class N Shares	5,817,567	252,013	(421,742)	7,377,835
Janus Henderson Enterprise Fund - Class N Shares	5,487,278	1,729,333	(340,133)	7,992,332
Janus Henderson European Focus Fund - Class N Shares	310,034	194,912	(23,130)	592,441
Janus Henderson Forty Fund - Class N Shares	4,985,683	1,396,096	(311,007)	6,938,448
Janus Henderson Global Real Estate Fund - Class N Shares	1,975,493	206,627	(112,622)	2,334,230
Janus Henderson Global Research Fund - Class N Shares	488,729	3,496,419	(121,102)	4,318,777
Janus Henderson Global Select Fund - Class N Shares	3,336,110	416,027	(195,929)	4,351,110
Janus Henderson International Managed Volatility Fund - Class N Shares	1,826,426	91,959	(164,985)	1,986,288
Janus Henderson International Value Fund - Class N Shares	3,220,353	803,229	(194,804)	4,476,483
Janus Henderson Large Cap Value Fund - Class N Shares	5,107,820	580,515	(285,727)	6,192,796
Janus Henderson Mid Cap Value Fund - Class N Shares	3,851,753	1,338,277	(245,439)	5,886,824
Janus Henderson Overseas Fund - Class N Shares	5,699,404	127,638	(3,619,872)	3,172,605
Janus Henderson Small Cap Value Fund - Class N Shares	3,855,647	289,000	(212,127)	4,759,631
Janus Henderson Triton Fund - Class N Shares	4,699,743	2,091,945	(318,963)	8,394,733
Janus Henderson U.S. Managed Volatility Fund - Class N Shares	5,326,722	828,168	(462,789)	5,822,009
Fixed Income Funds - 52.8%
Janus Henderson Flexible Bond Fund - Class N Shares	15,424,732	564,543	(2,150,461)	14,179,998
Janus Henderson Global Bond Fund - Class N Shares	70,014,668	3,654,896	(9,840,533)	66,557,079
Janus Henderson Multi-Sector Income Fund - Class N Shares	23,663,053	2,451,338	(1,318,663)	26,258,418

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Global Allocation Fund - Conservative

Notes to Schedule of Investments and Other Information (unaudited)

Bloomberg Barclays Global Aggregate Bond Index	Bloomberg Barclays Global Aggregate Bond Index is a broad-based measure of the global investment grade fixed-rate debt markets.
Global Conservative Allocation Index

Global Conservative Allocation Index is an internally-calculated, hypothetical combination of total returns from the Bloomberg Barclays Global Aggregate Bond Index (60%) and the MSCI All Country World IndexSM (40%).

MSCI All Country World IndexSM	MSCI All Country World IndexSM reflects the equity market performance of global developed and emerging markets.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2020. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Investment Companies
Equity Funds	$95,376,054	$-	$-
Fixed Income Funds	106,995,495	-	-
Total Assets	$202,371,549	$-	$-

10	DECEMBER 31, 2020

Janus Henderson Global Allocation Fund - Conservative

Statement of Assets and Liabilities (unaudited)

December 31, 2020

Assets:
Affiliated investments, at value(1)	$202,371,549
Cash	2
Non-interested Trustees' deferred compensation	4,657
Receivables:
Dividends	2,217,326
Fund shares sold	173,425
Investments sold	81,737
Other assets	1,275
Total Assets	204,849,971
Liabilities:
Payables:	—
Investments purchased	1,646,886
Fund shares repurchased	216,100
Transfer agent fees and expenses	27,224
Professional fees	26,804
12b-1 Distribution and shareholder servicing fees	11,221
Advisory fees	10,410
Non-interested Trustees' deferred compensation fees	4,657
Custodian fees	1,967
Non-interested Trustees' fees and expenses	270
Accrued expenses and other payables	38,464
Total Liabilities	1,984,003
Net Assets	$202,865,968
Net Assets Consist of:
Capital (par value and paid-in surplus)	$170,990,181
Total distributable earnings (loss)	31,875,787
Total Net Assets	$202,865,968
Net Assets - Class A Shares	$5,694,310
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	421,874
Net Asset Value Per Share(2)	$13.50
Maximum Offering Price Per Share(3)	$14.32
Net Assets - Class C Shares	$10,806,176
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	815,849
Net Asset Value Per Share(2)	$13.25
Net Assets - Class D Shares	$165,942,123
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	12,235,538
Net Asset Value Per Share	$13.56
Net Assets - Class I Shares	$3,002,572
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	221,362
Net Asset Value Per Share	$13.56
Net Assets - Class S Shares	$129,902
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	9,618
Net Asset Value Per Share	$13.51
Net Assets - Class T Shares	$17,290,885
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,277,298
Net Asset Value Per Share	$13.54

(1) Includes cost of $172,530,073.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(3) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Global Allocation Fund - Conservative

Statement of Operations (unaudited)

For the period ended December 31, 2020

Investment Income:
Dividends from affiliates	$4,009,336
Total Investment Income	4,009,336
Expenses:
Advisory fees	48,628
12b-1 Distribution and shareholder servicing fees:
Class A Shares	6,528
Class C Shares	49,620
Class S Shares	160
Transfer agent administrative fees and expenses:
Class D Shares	92,444
Class S Shares	163
Class T Shares	20,474
Transfer agent networking and omnibus fees:
Class A Shares	2,248
Class C Shares	3,370
Class I Shares	1,137
Other transfer agent fees and expenses:
Class A Shares	174
Class C Shares	273
Class D Shares	9,413
Class I Shares	82
Class S Shares	11
Class T Shares	94
Registration fees	50,190
Professional fees	19,118
Shareholder reports expense	15,125
Custodian fees	6,228
Non-interested Trustees’ fees and expenses	1,810
Other expenses	8,030
Total Expenses	335,320
Less: Excess Expense Reimbursement and Waivers	(16,290)
Net Expenses	319,030
Net Investment Income/(Loss)	3,690,306
Net Realized Gain/(Loss) on Investments:
Investments in affiliates	1,389,410
Capital gain distributions from underlying funds	2,952,603
Total Net Realized Gain/(Loss) on Investments	4,342,013
Change in Unrealized Net Appreciation/Depreciation:
Investments in affiliates	18,600,519
Total Change in Unrealized Net Appreciation/Depreciation	18,600,519
Net Increase/(Decrease) in Net Assets Resulting from Operations	$26,632,838

See Notes to Financial Statements.

12	DECEMBER 31, 2020

Janus Henderson Global Allocation Fund - Conservative

Statements of Changes in Net Assets

	Period ended December 31, 2020 (unaudited)	Year ended June 30, 2020

Operations:
Net investment income/(loss)	$3,690,306	$2,378,335
Net realized gain/(loss) on investments	4,342,013	7,064,599
Change in unrealized net appreciation/depreciation	18,600,519	(4,771,544)
Net Increase/(Decrease) in Net Assets Resulting from Operations	26,632,838	4,671,390
Dividends and Distributions to Shareholders:
Class A Shares	(247,607)	(204,890)
Class C Shares	(399,435)	(477,832)
Class D Shares	(7,418,407)	(7,276,513)
Class I Shares	(135,889)	(166,244)
Class S Shares	(5,074)	(16,463)
Class T Shares	(741,868)	(815,963)
Net Decrease from Dividends and Distributions to Shareholders	(8,948,280)	(8,957,905)
Capital Share Transactions:
Class A Shares	1,208,731	(337,827)
Class C Shares	(856,151)	(2,430,172)
Class D Shares	3,832,293	(8,427,261)
Class I Shares	(650,209)	(330,320)
Class S Shares	(8,797)	(633,525)
Class T Shares	608,151	(1,955,403)
Net Increase/(Decrease) from Capital Share Transactions	4,134,018	(14,114,508)
Net Increase/(Decrease) in Net Assets	21,818,576	(18,401,023)
Net Assets:
Beginning of period	181,047,392	199,448,415
End of period	$202,865,968	$181,047,392

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Global Allocation Fund - Conservative

Financial Highlights

Class A Shares
For a share outstanding during the period ended December 31, 2020 (unaudited) and the year ended June 30	2020	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$12.28	$12.53	$12.58	$12.73	$12.10	$12.83
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.25	0.14	0.05	0.16	0.10	0.15
Net realized and unrealized gain/(loss)	1.58	0.19	0.35	0.43	0.62	(0.11)
Total from Investment Operations	1.83	0.33	0.40	0.59	0.72	0.04
Less Dividends and Distributions:
Dividends (from net investment income)	(0.26)	(0.13)	(0.10)	(0.20)	(0.05)	(0.12)
Distributions (from capital gains)	(0.35)	(0.45)	(0.35)	(0.54)	(0.04)	(0.65)
Total Dividends and Distributions	(0.61)	(0.58)	(0.45)	(0.74)	(0.09)	(0.77)
Net Asset Value, End of Period	$13.50	$12.28	$12.53	$12.58	$12.73	$12.10
Total Return*	14.93%	2.58%	3.47%	4.55%	6.01%	0.41%
Net Assets, End of Period (in thousands)	$5,694	$4,030	$4,505	$4,407	$4,507	$11,944
Average Net Assets for the Period (in thousands)	$5,091	$4,381	$4,379	$4,494	$7,313	$11,826
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.49%	0.47%	0.46%	0.47%	0.46%	0.46%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.49%	0.47%	0.46%	0.47%	0.46%	0.46%
Ratio of Net Investment Income/(Loss)(2)	3.84%	1.13%	0.43%	1.27%	0.83%	1.27%
Portfolio Turnover Rate	11%	57%	5%	14%	25%	5%

Class C Shares
For a share outstanding during the period ended December 31, 2020 (unaudited) and the year ended June 30	2020	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$12.01	$12.26	$12.30	$12.47	$11.88	$12.64
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.19	0.05	(0.02)	0.07	0.03	0.09
Net realized and unrealized gain/(loss)	1.55	0.18	0.33	0.41	0.62	(0.13)
Total from Investment Operations	1.74	0.23	0.31	0.48	0.65	(0.04)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.15)	(0.03)	—(3)	(0.11)	(0.02)	(0.07)
Distributions (from capital gains)	(0.35)	(0.45)	(0.35)	(0.54)	(0.04)	(0.65)
Total Dividends and Distributions	(0.50)	(0.48)	(0.35)	(0.65)	(0.06)	(0.72)
Net Asset Value, End of Period	$13.25	$12.01	$12.26	$12.30	$12.47	$11.88
Total Return*	14.57%	1.85%	2.78%	3.81%	5.50%	(0.18)%
Net Assets, End of Period (in thousands)	$10,806	$10,655	$13,392	$15,665	$16,752	$20,972
Average Net Assets for the Period (in thousands)	$10,309	$12,057	$14,347	$16,576	$18,722	$20,085
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	1.17%	1.18%	1.18%	1.14%	1.00%	0.97%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	1.17%	1.18%	1.18%	1.14%	1.00%	0.97%
Ratio of Net Investment Income/(Loss)(2)	2.97%	0.41%	(0.13)%	0.58%	0.22%	0.72%
Portfolio Turnover Rate	11%	57%	5%	14%	25%	5%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

(3) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

14	DECEMBER 31, 2020

Janus Henderson Global Allocation Fund - Conservative

Financial Highlights

Class D Shares
For a share outstanding during the period ended December 31, 2020 (unaudited) and the year ended June 30	2020	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$12.34	$12.59	$12.63	$12.77	$12.18	$12.91
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.26	0.16	0.09	0.19	0.11	0.18
Net realized and unrealized gain/(loss)	1.59	0.20	0.34	0.43	0.63	(0.12)
Total from Investment Operations	1.85	0.36	0.43	0.62	0.74	0.06
Less Dividends and Distributions:
Dividends (from net investment income)	(0.28)	(0.16)	(0.12)	(0.22)	(0.11)	(0.14)
Distributions (from capital gains)	(0.35)	(0.45)	(0.35)	(0.54)	(0.04)	(0.65)
Total Dividends and Distributions	(0.63)	(0.61)	(0.47)	(0.76)	(0.15)	(0.79)
Net Asset Value, End of Period	$13.56	$12.34	$12.59	$12.63	$12.77	$12.18
Total Return*	15.03%	2.77%	3.70%	4.78%	6.19%	0.61%
Net Assets, End of Period (in thousands)	$165,942	$147,682	$159,468	$177,717	$178,971	$194,171
Average Net Assets for the Period (in thousands)	$155,238	$152,767	$163,822	$182,877	$184,411	$199,014
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.29%	0.28%	0.29%	0.27%	0.26%	0.27%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.27%	0.27%	0.27%	0.27%	0.26%	0.27%
Ratio of Net Investment Income/(Loss)(2)	3.92%	1.32%	0.76%	1.46%	0.90%	1.45%
Portfolio Turnover Rate	11%	57%	5%	14%	25%	5%

Class I Shares
For a share outstanding during the period ended December 31, 2020 (unaudited) and the year ended June 30	2020	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$12.34	$12.58	$12.63	$12.77	$12.18	$12.91
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.25	0.17	0.11	0.20	0.10	0.19
Net realized and unrealized gain/(loss)	1.60	0.20	0.32	0.43	0.65	(0.13)
Total from Investment Operations	1.85	0.37	0.43	0.63	0.75	0.06
Less Dividends and Distributions:
Dividends (from net investment income)	(0.28)	(0.16)	(0.13)	(0.23)	(0.12)	(0.14)
Distributions (from capital gains)	(0.35)	(0.45)	(0.35)	(0.54)	(0.04)	(0.65)
Total Dividends and Distributions	(0.63)	(0.61)	(0.48)	(0.77)	(0.16)	(0.79)
Net Asset Value, End of Period	$13.56	$12.34	$12.58	$12.63	$12.77	$12.18
Total Return*	15.06%	2.89%	3.71%	4.85%	6.29%	0.64%
Net Assets, End of Period (in thousands)	$3,003	$3,381	$3,786	$5,601	$5,078	$3,628
Average Net Assets for the Period (in thousands)	$3,022	$3,491	$4,489	$5,375	$4,411	$3,582
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.23%	0.21%	0.21%	0.22%	0.21%	0.20%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.22%	0.21%	0.21%	0.22%	0.21%	0.20%
Ratio of Net Investment Income/(Loss)(2)	3.78%	1.37%	0.92%	1.54%	0.82%	1.54%
Portfolio Turnover Rate	11%	57%	5%	14%	25%	5%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Global Allocation Fund - Conservative

Financial Highlights

Class S Shares
For a share outstanding during the period ended December 31, 2020 (unaudited) and the year ended June 30	2020	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$12.25	$12.45	$12.51	$12.66	$12.07	$12.79
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.22	0.11	0.09	0.16	0.07	0.13
Net realized and unrealized gain/(loss)	1.59	0.20	0.29	0.40	0.63	(0.12)
Total from Investment Operations	1.81	0.31	0.38	0.56	0.70	0.01
Less Dividends and Distributions:
Dividends (from net investment income)	(0.20)	(0.06)	(0.09)	(0.17)	(0.07)	(0.08)
Distributions (from capital gains)	(0.35)	(0.45)	(0.35)	(0.54)	(0.04)	(0.65)
Total Dividends and Distributions	(0.55)	(0.51)	(0.44)	(0.71)	(0.11)	(0.73)
Net Asset Value, End of Period	$13.51	$12.25	$12.45	$12.51	$12.66	$12.07
Total Return*	14.80%	2.43%	3.32%	4.35%	5.84%	0.24%
Net Assets, End of Period (in thousands)	$130	$126	$765	$960	$1,541	$1,579
Average Net Assets for the Period (in thousands)	$128	$407	$860	$1,266	$1,573	$2,044
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.66%	0.63%	0.56%	0.68%	0.61%	0.62%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.66%	0.63%	0.56%	0.64%	0.61%	0.61%
Ratio of Net Investment Income/(Loss)(2)	3.39%	0.90%	0.76%	1.28%	0.58%	1.04%
Portfolio Turnover Rate	11%	57%	5%	14%	25%	5%

Class T Shares
For a share outstanding during the period ended December 31, 2020 (unaudited) and the year ended June 30	2020	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$12.32	$12.56	$12.61	$12.75	$12.15	$12.89
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.25	0.16	0.10	0.18	0.11	0.18
Net realized and unrealized gain/(loss)	1.59	0.20	0.31	0.43	0.63	(0.13)
Total from Investment Operations	1.84	0.36	0.41	0.61	0.74	0.05
Less Dividends and Distributions:
Dividends (from net investment income)	(0.27)	(0.15)	(0.11)	(0.21)	(0.10)	(0.14)
Distributions (from capital gains)	(0.35)	(0.45)	(0.35)	(0.54)	(0.04)	(0.65)
Total Dividends and Distributions	(0.62)	(0.60)	(0.46)	(0.75)	(0.14)	(0.79)
Net Asset Value, End of Period	$13.54	$12.32	$12.56	$12.61	$12.75	$12.15
Total Return*	14.96%	2.78%	3.51%	4.71%	6.21%	0.51%
Net Assets, End of Period (in thousands)	$17,291	$15,174	$17,532	$23,342	$24,104	$29,425
Average Net Assets for the Period (in thousands)	$15,982	$16,406	$19,653	$23,661	$26,862	$30,113
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.40%	0.38%	0.39%	0.38%	0.36%	0.37%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.36%	0.36%	0.37%	0.35%	0.33%	0.27%
Ratio of Net Investment Income/(Loss)(2)	3.84%	1.27%	0.78%	1.41%	0.91%	1.46%
Portfolio Turnover Rate	11%	57%	5%	14%	25%	5%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

16	DECEMBER 31, 2020

Janus Henderson Global Allocation Fund - Conservative

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Global Allocation Fund - Conservative (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Fund operates as a “fund of funds,” meaning substantially all of the Fund’s assets will be invested in other Janus Henderson funds (the “underlying funds”). The Trust offers 45 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks total return through a primary emphasis on income with a secondary emphasis on growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting priciples ("US GAAP")).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds currently implement an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

It is expected that the conversion of Class C Shares to Class A Shares will not result in a taxable event. Please consult your tax adviser for further information.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement

Janus Investment Fund	17

Janus Henderson Global Allocation Fund - Conservative

Notes to Financial Statements (unaudited)

with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

Underlying Funds

The Fund invests in a variety of underlying funds to pursue a target allocation of equity investments, fixed-income securities, and alternative investments and may also invest in money market instruments or cash/cash equivalents. The Fund has a target allocation, which is how the Fund's investments generally will be allocated among the major asset classes over the long term, as well as normal ranges, under normal market conditions, within which the Fund's asset class allocations generally will vary over short-term periods. The Fund's long-term expected average asset allocation is as follows: 40% to equity investments, 55% to fixed-income securities and money market instruments, and 5% to alternative investments. Additional details and descriptions of the investment objectives and strategies of each of the underlying funds are available in the Fund’s and underlying funds’ prospectuses available at janushenderson.com. The Trustees of the underlying funds may change the investment objectives or strategies of the underlying funds at any time without prior notice to the Fund’s shareholders.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

Investment Valuation

The Fund’s net asset value (“NAV”) is calculated based upon the NAV of each of the underlying funds in which the Fund invests on the day of valuation. The NAV for each class of the underlying funds is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The Fund classifies each of its investments in underlying funds as Level 1, without consideration as to the classification level of the specific investments held by the underlying funds. There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2020 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities held by the underlying funds will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends

18	DECEMBER 31, 2020

Janus Henderson Global Allocation Fund - Conservative

Notes to Financial Statements (unaudited)

from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Dividend distributions received from the underlying funds are recorded on the ex-dividend date. Upon receipt of the notification from an underlying fund, and subsequent to the ex-dividend date, a part or all of the dividend income originally recorded by the Fund may be reclassified as a tax return of capital by reducing the cost basis of the underlying fund and/or increasing the realized gain on sales of investments in the underlying fund.

Expenses

The Fund bears expenses incurred specifically on its behalf. Additionally, the Fund, as a shareholder in the underlying funds, will also indirectly bear its pro rata share of the expenses incurred by the underlying funds. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The underlying funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the underlying funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Janus Investment Fund	19

Janus Henderson Global Allocation Fund - Conservative

Notes to Financial Statements (unaudited)

2. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.05% of its average daily net assets.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding any expenses of an underlying fund (acquired fund fees and expenses), the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.14% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers for at least a one-year period commencing October 28, 2020. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s and the underlying funds’ transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund pays an annual administrative services fee based on the average daily net assets of Class D Shares for shareholder services provided by Janus Services, as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

The Fund’s actual Class D administrative fee rate was 0.12% for the reporting period.

Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and

20	DECEMBER 31, 2020

Janus Henderson Global Allocation Fund - Conservative

Notes to Financial Statements (unaudited)

other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement, and is authorized to perform, or cause others to perform, the administration services necessary for the operation of the Fund. Janus Capital does not receive compensation for serving as administrator and it bears the expenses related to operation of the Fund, such as, but not limited to fund accounting and tax services; shareholder servicing; and preparation of various documents filed with the SEC. The Fund bears costs related to any compensation, fees, or reimbursements paid to Trustees who are independent of Janus Capital; fees and expenses of counsel to the Independent Trustees; fees and expenses of consultants to the Fund; custody fees; audit expenses; brokerage commissions and all other expenses in connection with execution of portfolio transactions; blue sky registration costs; interest; all federal, state and local taxes (including stamp, excise, income, and franchise taxes); expenses of shareholder meetings, including the preparation, printing, and distribution of proxy statements, notices, and reports to shareholders; expenses of printing and mailing to existing shareholders prospectuses, statements of additional information, shareholder reports, and other materials required to be mailed to shareholders by federal or state laws or regulations; transfer agency fees and expenses payable pursuant to a transfer agency agreement between the Trust and Janus Services on behalf of the Fund; any litigation; and other extraordinary expenses. In addition, some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $166,938 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2020. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2020 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2020 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan.

Janus Investment Fund	21

Janus Henderson Global Allocation Fund - Conservative

Notes to Financial Statements (unaudited)

Deferred fees of $251,025 were paid by the Trust to the Trustees under the Deferred Plan during the period ended December 31, 2020.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended December 31, 2020 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the period ended December 31, 2020, Janus Henderson Distributors retained upfront sales charges of $1,746.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the period ended December 31, 2020.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class C Shares during the period ended December 31, 2020.

3. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2020 are noted below. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 174,232,120	$28,139,429	$ -	$ 28,139,429

22	DECEMBER 31, 2020

Janus Henderson Global Allocation Fund - Conservative

Notes to Financial Statements (unaudited)

4. Capital Share Transactions

	Period ended December 31, 2020		Year ended June 30, 2020
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	97,948	$ 1,258,747	71,641	$ 881,138
Reinvested dividends and distributions	15,343	206,357	16,041	197,948
Shares repurchased	(19,471)	(256,373)	(119,165)	(1,416,913)
Net Increase/(Decrease)	93,820	$ 1,208,731	(31,483)	$ (337,827)
Class C Shares:
Shares sold	34,077	$ 436,880	111,317	$ 1,287,096
Reinvested dividends and distributions	30,139	397,540	36,470	441,656
Shares repurchased	(135,303)	(1,690,571)	(353,261)	(4,158,924)
Net Increase/(Decrease)	(71,087)	$ (856,151)	(205,474)	$ (2,430,172)
Class D Shares:
Shares sold	596,857	$ 7,896,498	1,090,647	$13,210,970
Reinvested dividends and distributions	543,690	7,345,257	582,292	7,214,596
Shares repurchased	(868,119)	(11,409,462)	(2,376,940)	(28,852,827)
Net Increase/(Decrease)	272,428	$ 3,832,293	(704,001)	$ (8,427,261)
Class I Shares:
Shares sold	27,968	$ 384,388	98,114	$ 1,207,176
Reinvested dividends and distributions	10,010	135,239	13,369	165,647
Shares repurchased	(90,481)	(1,169,836)	(138,475)	(1,703,143)
Net Increase/(Decrease)	(52,503)	$ (650,209)	(26,992)	$ (330,320)
Class S Shares:
Shares sold	361	$ 4,686	2,822	$ 35,138
Reinvested dividends and distributions	377	5,074	1,336	16,463
Shares repurchased	(1,412)	(18,557)	(55,331)	(685,126)
Net Increase/(Decrease)	(674)	$ (8,797)	(51,173)	$ (633,525)
Class T Shares:
Shares sold	243,895	$ 3,230,019	260,055	$ 3,251,974
Reinvested dividends and distributions	53,074	715,439	65,181	806,292
Shares repurchased	(251,577)	(3,337,307)	(488,708)	(6,013,669)
Net Increase/(Decrease)	45,392	$ 608,151	(163,472)	$ (1,955,403)

5. Purchases and Sales of Investment Securities

For the period ended December 31, 2020, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$22,658,383	$ 21,411,249	$ -	$ -

6. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2020 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	23

Janus Henderson Global Allocation Fund - Conservative

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each Fund of Janus Investment Fund (together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreements for the Janus Henderson Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2020, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2021 through February 1, 2022, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus

24	DECEMBER 31, 2020

Janus Henderson Global Allocation Fund - Conservative

Additional Information (unaudited)

Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital generally does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2020, approximately 75% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers, and for the 12 months ended September 30, 2020, approximately 62% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Janus Investment Fund	25

Janus Henderson Global Allocation Fund - Conservative

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Developed World Bond Fund, the Trustees noted the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

26	DECEMBER 31, 2020

Janus Henderson Global Allocation Fund - Conservative

Additional Information (unaudited)

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Janus Investment Fund	27

Janus Henderson Global Allocation Fund - Conservative

Additional Information (unaudited)

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance.

28	DECEMBER 31, 2020

Janus Henderson Global Allocation Fund - Conservative

Additional Information (unaudited)

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory fees and any administration fees but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 10% under the average total expenses of the respective Broadridge Expense Group peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 9% under the average management fees for the respective Broadridge Expense Group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

Janus Investment Fund	29

Janus Henderson Global Allocation Fund - Conservative

Additional Information (unaudited)

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to funds subadvised by Janus Capital and to the fees Janus Capital charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very distinct relative to retail funds; and (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; (4) 9 of 10 Janus Henderson Funds have lower management fees than similar funds subadvised by Janus Capital; and (5) 5 of 8 Janus Henderson Funds have lower management fees than similar separate accounts managed by Janus Capital.

The Trustees considered the fees for each Fund for its fiscal year ended in 2019, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

30	DECEMBER 31, 2020

Janus Henderson Global Allocation Fund - Conservative

Additional Information (unaudited)

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

Janus Investment Fund	31

Janus Henderson Global Allocation Fund - Conservative

Additional Information (unaudited)

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that, the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Venture Fund, the Trustees noted that, the Fund’s total expenses were below the peer group for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

32	DECEMBER 31, 2020

Janus Henderson Global Allocation Fund - Conservative

Additional Information (unaudited)

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by Janus Capital were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital

Janus Investment Fund	33

Janus Henderson Global Allocation Fund - Conservative

Additional Information (unaudited)

and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 73% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. They also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) as the assets of some of the Janus Henderson Funds have declined in the past few years, certain of those Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined; (3) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (4) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by Janus Capital and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their

34	DECEMBER 31, 2020

Janus Henderson Global Allocation Fund - Conservative

Additional Information (unaudited)

relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

Janus Investment Fund	35

Janus Henderson Global Allocation Fund - Conservative

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2020. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

36	DECEMBER 31, 2020

Janus Henderson Global Allocation Fund - Conservative

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

Janus Investment Fund	37

Janus Henderson Global Allocation Fund - Conservative

Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

38	DECEMBER 31, 2020

Janus Henderson Global Allocation Fund - Conservative

Notes

NotesPage1

Janus Investment Fund	39

Janus Henderson Global Allocation Fund - Conservative

Notes

NotesPage2

40	DECEMBER 31, 2020

Janus Henderson Global Allocation Fund - Conservative

Notes

NotesPage3

Janus Investment Fund	41

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins and Intech are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors
125-24-93020 03-21

SEMIANNUAL REPORT December 31, 2020

Janus Henderson Global Allocation Fund - Growth

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Global Allocation Fund - Growth

Janus Henderson Global Allocation Fund - Growth (unaudited)

FUND SNAPSHOT

This fund of funds offers broad global diversification for investors by utilizing the full spectrum of Janus Henderson's investment expertise and solutions, with the goal of providing higher risk-adjusted returns than the broad markets.

Ashwin Alankar portfolio manager

PERFORMANCE OVERVIEW

Janus Henderson Global Allocation Fund – Growth’s Class I Shares returned 22.74% for the six-month period ended December 31, 2020. This compares with a return of 24.01% for the MSCI All Country World IndexSM, the Fund’s primary benchmark, and a return of 20.34% for its secondary benchmark, the Global Growth Allocation Index, an internally calculated, hypothetical combination of total returns from the MSCI All Country World IndexSM (80%) and the Bloomberg Barclays Global Aggregate Bond Index (20%).

INVESTMENT ENVIRONMENT

The rally in global financial markets that began during the nadir of the early-spring COVID-19 lockdowns continued through the second half of the year despite numerous potential sources of volatility. Investors had to navigate additional waves of the pandemic, the final stages of the Brexit saga and a contentious U.S. presidential election. Outweighing these were continued large-scale accommodation from global central banks and government as well as rapid progress on the vaccine front. Led by the tech sector, some U.S. equities indices finished the year in record territory. The expectation of a resumption of global economic activity was perhaps best illustrated by emerging markets leading all regions higher. With interest rates already pegged near 0%, gains in the fixed income market were driven largely by higher prices for corporate credits.

INVESTMENT PROCESS

Janus Henderson Global Allocation Fund – Growth invests across a broad set of Janus Henderson funds that span a wide range of global asset categories with a base allocation of 70% to 85% equity investments, 10% to 25% fixed income investments and 5% to 20% alternative investments that are rebalanced quarterly. The Fund is structured as a “fund of funds” portfolio that provides investors with broad, diversified exposure to various types of investments with an emphasis on managing investment risk. The Fund is also designed to blend the three core competencies that Janus Henderson practices as an organization: mathematically driven strategies, risk-managed strategies and fundamentally driven growth- and value-oriented strategies. We believe that combining these very different approaches in a single investment can potentially produce a portfolio with a unique and powerful performance profile.

The investment process involves setting return expectations for a broad range of Janus Henderson mutual funds that we believe best represent the full opportunity set available to today’s investor. We then establish an “ideal model” portfolio based upon the specific risk/return objective of Janus Henderson Global Allocation Fund – Growth. Finally, we select the appropriate Janus Henderson funds that replicate our desired exposure. The allocations assigned to each selected underlying fund are consistent with our view of current market conditions and the long-term trade-off between risk and reward potential that each of these investment types represent. However, as a result of changing market conditions, both the mix of underlying funds and the allocations to these funds will change from time to time. Any portfolio risk management process we’ve discussed includes an effort to monitor and manage risk and should not be confused with nor does it imply low risk or the ability to control risk.

PERFORMANCE DISCUSSION

The Fund underperformed its primary benchmark but outperformed it secondary, blended benchmark. All components of the portfolio generated positive returns as the market’s recovery continued over the six-month period. Contributing least were the Janus Henderson Flexible Bond Fund, the Janus Henderson International Managed Volatility Fund and the Janus Henderson International Value Fund. A leading contributor was the Janus Henderson Triton Fund. Toward the end of the period, as positive news around COVID-19 vaccines emerged, mid-cap stocks outperformed as investors

Janus Investment Fund	1

Janus Henderson Global Allocation Fund - Growth (unaudited)

positioned themselves for a broader reopening of the economy. Similarly, the Janus Henderson Contrarian Fund was a strong contributor as the strategy seeks to identify companies well positioned to benefit from an emerging catalyst. The expectations of an accelerated time frame for a global economic reopening also pushed emerging market equities higher, resulting in the Janus Henderson Emerging Markets Fund generating solid returns.

OUTLOOK

The exuberance in equities and other risk markets continues, but we are beginning to see signs that the road ahead might be bumpier. We are particularly worried about the divergence we have recently seen in the fixed income markets between inflation expectations and real interest rates, which is a measurement of nominal interest rates less inflation. Over the last quarter, U.S. real rates plunged as inflation expectations rose sharply. This would suggest that the fixed income market is pricing in stagflation going forward. Yet, equities found solace in this and churned out a near-record quarterly return. This disconnect is not only surprising but worrisome.

We are concerned that equity valuations are driven solely by these low real rates. A simple discounted cash flow model indicates that all of the rise in equities over the past year is attributable to the fall in interest rates. Earnings forecasts for the S&P 500® Index for 2022 are lower today than they were at the start of 2020, yet the S&P 500 is nearly 20% higher. Valuations are being driven by multiple expansion, not expectations for earnings growth.

This is worrisome because if the fixed income market begins to sense growth is sustainable, real rates should rise and equities could fall along with bonds – diversification failure. And herein lies the irony and risk: Economic recovery could put downward pressure on equity markets, which have thrived on the liquidity that today’s negative real rates provide. And should growth not materialize, and real rates stay low, low earnings expectations may no longer be able to hold up equity valuations.

Thank you for investing in Janus Henderson Global Allocation Fund – Growth.

2	DECEMBER 31, 2020

Janus Henderson Global Allocation Fund - Growth (unaudited)

Fund At A Glance

December 31, 2020

Holdings - (% of Net Assets)
Janus Henderson Global Bond Fund - Class N Shares	9.3%
Janus Henderson Triton Fund - Class N Shares	8.1
Janus Henderson Enterprise Fund - Class N Shares	7.7
Janus Henderson Contrarian Fund - Class N Shares	7.3
Janus Henderson Emerging Markets Fund - Class N Shares	7.1
Janus Henderson Forty Fund - Class N Shares	6.7
Janus Henderson Large Cap Value Fund - Class N Shares	5.9
Janus Henderson Mid Cap Value Fund - Class N Shares	5.9
Janus Henderson U.S. Managed Volatility Fund - Class N Shares	5.6
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	4.9
Janus Henderson Small Cap Value Fund - Class N Shares	4.9
Janus Henderson Global Select Fund - Class N Shares	4.2
Janus Henderson Global Research Fund - Class N Shares	4.1
Janus Henderson International Value Fund - Class N Shares	3.7
Janus Henderson Overseas Fund - Class N Shares	3.1
Janus Henderson Asia Equity Fund - Class N Shares	2.6
Janus Henderson Multi-Sector Income Fund - Class N Shares	2.4
Janus Henderson Global Real Estate Fund - Class N Shares	2.2
Janus Henderson International Managed Volatility Fund - Class N Shares	1.9
Janus Henderson Flexible Bond Fund - Class N Shares	1.8
Janus Henderson European Focus Fund - Class N Shares	0.6

Asset Allocation - (% of Net Assets)
Equity Funds	86.4%
Fixed Income Funds	13.6%
Other	0.0%
100.0%

Janus Investment Fund	3

Janus Henderson Global Allocation Fund - Growth (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended December 31, 2020						Expense Ratios
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡
Class A Shares at NAV	22.64%	14.33%	9.15%	7.15%	6.90%	1.18%
Class A Shares at MOP	15.58%	7.72%	7.86%	6.52%	6.48%
Class C Shares at NAV	22.17%	13.47%	8.41%	6.40%	6.14%	1.93%
Class C Shares at CDSC	21.17%	12.47%	8.41%	6.40%	6.14%
Class D Shares	22.76%	14.50%	9.34%	7.32%	7.08%	1.00%
Class I Shares	22.74%	14.57%	9.41%	7.40%	7.14%	0.94%
Class S Shares	22.48%	14.05%	8.96%	6.96%	6.69%	1.34%
Class T Shares	22.70%	14.44%	9.26%	7.26%	7.03%	1.09%
MSCI All Country World Index	24.01%	16.25%	12.26%	9.13%	7.20%
Global Growth Allocation Index	20.34%	15.26%	10.91%	7.99%	6.77%
Morningstar Quartile - Class T Shares	-	1st	1st	1st	1st
Morningstar Ranking - based on total returns for World Allocation Funds	-	57/481	33/416	42/301	27/219

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Performance of the Global Allocation Funds depends on that of the underlying funds. They are subject to the volatility of the financial markets. Because Janus Capital Management is the adviser to the Fund and to the underlying affiliated funds held within the Fund, it is subject to certain potential conflicts

4	DECEMBER 31, 2020

Janus Henderson Global Allocation Fund - Growth (unaudited)

Performance

of interest.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective share class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2020 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – December 30, 2005

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

Janus Investment Fund	5

Janus Henderson Global Allocation Fund - Growth (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/20)	Ending Account Value (12/31/20)	Expenses Paid During Period (7/1/20 - 12/31/20)†	Beginning Account Value (7/1/20)	Ending Account Value (12/31/20)	Expenses Paid During Period (7/1/20 - 12/31/20)†	Net Annualized Expense Ratio (7/1/20 - 12/31/20)††
Class A Shares	$1,000.00	$1,226.40	$2.64	$1,000.00	$1,022.84	$2.40	0.47%
Class C Shares	$1,000.00	$1,221.70	$6.50	$1,000.00	$1,019.36	$5.90	1.16%
Class D Shares	$1,000.00	$1,227.60	$1.57	$1,000.00	$1,023.79	$1.43	0.28%
Class I Shares	$1,000.00	$1,227.40	$1.18	$1,000.00	$1,024.15	$1.07	0.21%
Class S Shares	$1,000.00	$1,224.80	$3.59	$1,000.00	$1,021.98	$3.26	0.64%
Class T Shares	$1,000.00	$1,227.00	$1.96	$1,000.00	$1,023.44	$1.79	0.35%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

††	Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

6	DECEMBER 31, 2020

Janus Henderson Global Allocation Fund - Growth

Schedule of Investments (unaudited)

December 31, 2020

Shares		Value
Investment Companies£– 100.0%
Equity Funds – 86.4%
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	1,134,608	$12,673,841
Janus Henderson Asia Equity Fund - Class N Shares	467,728	6,726,364
Janus Henderson Contrarian Fund - Class N Shares	699,137	18,724,048
Janus Henderson Emerging Markets Fund - Class N Shares	1,541,141	18,278,976
Janus Henderson Enterprise Fund - Class N Shares	124,690	19,790,248
Janus Henderson European Focus Fund - Class N Shares	38,085	1,480,001
Janus Henderson Forty Fund - Class N Shares	338,200	17,212,224
Janus Henderson Global Real Estate Fund - Class N Shares	439,504	5,797,086
Janus Henderson Global Research Fund - Class N Shares	109,792	10,697,585
Janus Henderson Global Select Fund - Class N Shares	616,357	10,786,720
Janus Henderson International Managed Volatility Fund - Class N Shares	535,131	4,912,920
Janus Henderson International Value Fund - Class N Shares	945,203	9,574,828
Janus Henderson Large Cap Value Fund - Class N Shares	1,123,048	15,329,006
Janus Henderson Mid Cap Value Fund - Class N Shares	969,181	15,089,822
Janus Henderson Overseas Fund - Class N Shares	200,433	7,867,673
Janus Henderson Small Cap Value Fund - Class N Shares	593,859	12,595,481
Janus Henderson Triton Fund - Class N Shares	532,361	20,805,916
Janus Henderson U.S. Managed Volatility Fund - Class N Shares	1,244,673	14,425,789
		222,768,528
Fixed Income Funds – 13.6%
Janus Henderson Flexible Bond Fund - Class N Shares	405,792	4,626,154
Janus Henderson Global Bond Fund - Class N Shares	2,291,800	24,063,799
Janus Henderson Multi-Sector Income Fund - Class N Shares	618,617	6,204,860
		34,894,813
Total Investments (total cost $199,958,948) – 100.0%		257,663,341
Cash, Receivables and Other Assets, net of Liabilities – 0%		116,527
Net Assets – 100%		$257,779,868

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Global Allocation Fund - Growth

Schedule of Investments (unaudited)

December 31, 2020

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Capital Gain Distributions from Underlying Funds(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 12/31/20
Investment Companies - 100.0%
Equity Funds - 86.4%
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	$381,920	$5,915	$-	$1,501,739	$12,673,841
Janus Henderson Asia Equity Fund - Class N Shares	10,328	43,664	-	1,740,818	6,726,364
Janus Henderson Contrarian Fund - Class N Shares	170,754	74,349	161,549	4,341,026	18,724,048
Janus Henderson Emerging Markets Fund - Class N Shares	203,959	79,423	-	4,297,444	18,278,976
Janus Henderson Enterprise Fund - Class N Shares	75,887	160,849	1,476,919	2,682,486	19,790,248
Janus Henderson European Focus Fund - Class N Shares	7,823	3,271	-	278,222	1,480,001
Janus Henderson Forty Fund - Class N Shares	26,011	335,792	1,185,947	1,957,403	17,212,224
Janus Henderson Global Real Estate Fund - Class N Shares	63,818	(15,031)	-	692,606	5,797,086
Janus Henderson Global Research Fund - Class N Shares	54,009	172,719	345,768	1,117,203	10,697,585
Janus Henderson Global Select Fund - Class N Shares	180,115	31,676	354,958	1,949,392	10,786,720
Janus Henderson International Managed Volatility Fund - Class N Shares	-	137,894	105,848	455,794	4,912,920
Janus Henderson International Value Fund - Class N Shares	181,597	(218,537)	-	1,718,203	9,574,828
Janus Henderson Large Cap Value Fund - Class N Shares	362,330	(211,388)	499,405	2,210,498	15,329,006
Janus Henderson Mid Cap Value Fund - Class N Shares	183,516	(151,726)	-	2,590,667	15,089,822
Janus Henderson Overseas Fund - Class N Shares	77,425	1,181,434	-	1,162,999	7,867,673
Janus Henderson Small Cap Value Fund - Class N Shares	150,055	(155,655)	-	2,363,493	12,595,481
Janus Henderson Triton Fund - Class N Shares	40,488	155,260	773,582	4,696,623	20,805,916
Janus Henderson U.S. Managed Volatility Fund - Class N Shares	681,981	522,538	1,008,435	(134,308)	14,425,789
Total Equity Funds	$2,852,016	$2,152,447	$5,912,411	$35,622,308	$222,768,528
Fixed Income Funds - 13.6%
Janus Henderson Flexible Bond Fund - Class N Shares	70,073	182,720	-	(50,404)	4,626,154
Janus Henderson Global Bond Fund - Class N Shares	706,392	655,150	206,221	482,210	24,063,799
Janus Henderson Multi-Sector Income Fund - Class N Shares	165,402	114,743	-	314,955	6,204,860
Total Fixed Income Funds	$941,867	$952,613	$206,221	$746,761	$34,894,813
Total Affiliated Investments - 100.0%	$3,793,883	$3,105,060	$6,118,632	$36,369,069	$257,663,341

(1) For securities that were affiliated for a portion of the period ended December 31, 2020, this column reflects amounts for the entire period ended December 31, 2020 and not just the period in which the security was affiliated.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	DECEMBER 31, 2020

Janus Henderson Global Allocation Fund - Growth

Schedule of Investments (unaudited)

December 31, 2020

	Value at 6/30/20	Purchases	Sales Proceeds	Value at 12/31/20
Investment Companies - 100.0%
Equity Funds - 86.4%
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	11,515,026	411,757	(760,596)	12,673,841
Janus Henderson Asia Equity Fund - Class N Shares	5,275,119	37,981	(371,218)	6,726,364
Janus Henderson Contrarian Fund - Class N Shares	12,712,589	2,554,218	(958,134)	18,724,048
Janus Henderson Emerging Markets Fund - Class N Shares	15,107,730	245,207	(1,450,828)	18,278,976
Janus Henderson Enterprise Fund - Class N Shares	14,427,562	3,557,322	(1,037,971)	19,790,248
Janus Henderson European Focus Fund - Class N Shares	808,194	460,688	(70,374)	1,480,001
Janus Henderson Forty Fund - Class N Shares	13,419,552	2,463,924	(964,447)	17,212,224
Janus Henderson Global Real Estate Fund - Class N Shares	5,173,160	290,634	(344,283)	5,797,086
Janus Henderson Global Research Fund - Class N Shares	3,097,205	6,729,361	(418,903)	10,697,585
Janus Henderson Global Select Fund - Class N Shares	8,235,803	1,151,221	(581,372)	10,786,720
Janus Henderson International Managed Volatility Fund - Class N Shares	4,805,177	117,417	(603,362)	4,912,920
Janus Henderson International Value Fund - Class N Shares	9,300,591	204,088	(1,429,517)	9,574,828
Janus Henderson Large Cap Value Fund - Class N Shares	13,393,488	897,118	(960,710)	15,329,006
Janus Henderson Mid Cap Value Fund - Class N Shares	9,954,849	3,451,226	(755,194)	15,089,822
Janus Henderson Overseas Fund - Class N Shares	13,332,361	97,880	(7,907,001)	7,867,673
Janus Henderson Small Cap Value Fund - Class N Shares	9,644,842	1,396,842	(654,041)	12,595,481
Janus Henderson Triton Fund - Class N Shares	12,701,026	4,235,695	(982,688)	20,805,916
Janus Henderson U.S. Managed Volatility Fund - Class N Shares	14,003,260	1,724,268	(1,689,969)	14,425,789
Fixed Income Funds - 13.6%
Janus Henderson Flexible Bond Fund - Class N Shares	6,774,708	82,036	(2,362,906)	4,626,154
Janus Henderson Global Bond Fund - Class N Shares	30,813,880	766,820	(8,654,261)	24,063,799
Janus Henderson Multi-Sector Income Fund - Class N Shares	8,178,875	185,395	(2,589,108)	6,204,860

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Global Allocation Fund - Growth

Notes to Schedule of Investments and Other Information (unaudited)

Bloomberg Barclays Global Aggregate Bond Index	Bloomberg Barclays Global Aggregate Bond Index is a broad-based measure of the global investment grade fixed-rate debt markets.
Global Growth Allocation Index

Global Growth Allocation Index is an internally-calculated, hypothetical combination of total returns from the MSCI All Country World IndexSM (80%) and the Bloomberg Barclays Global Aggregate Bond Index (20%).

MSCI All Country World IndexSM	MSCI All Country World IndexSM reflects the equity market performance of global developed and emerging markets.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2020. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Investment Companies
Equity Funds	$222,768,528	$-	$-
Fixed Income Funds	34,894,813	-	-
Total Assets	$257,663,341	$-	$-

10	DECEMBER 31, 2020

Janus Henderson Global Allocation Fund - Growth

Statement of Assets and Liabilities (unaudited)

December 31, 2020

Assets:
Affiliated investments, at value(1)	$257,663,341
Cash	137
Non-interested Trustees' deferred compensation	5,929
Receivables:
Dividends	786,589
Investments sold	77,057
Fund shares sold	66,273
Other assets	1,580
Total Assets	258,600,906
Liabilities:
Payables:	—
Investments purchased	580,040
Fund shares repurchased	101,451
Transfer agent fees and expenses	36,739
Professional fees	26,391
Printing fees	20,546
Advisory fees	13,360
Non-interested Trustees' deferred compensation fees	5,929
12b-1 Distribution and shareholder servicing fees	5,644
Custodian fees	2,009
Non-interested Trustees' fees and expenses	317
Accrued expenses and other payables	28,612
Total Liabilities	821,038
Net Assets	$257,779,868
Net Assets Consist of:
Capital (par value and paid-in surplus)	$195,768,193
Total distributable earnings (loss)	62,011,675
Total Net Assets	$257,779,868
Net Assets - Class A Shares	$4,538,878
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	299,172
Net Asset Value Per Share(2)	$15.17
Maximum Offering Price Per Share(3)	$16.10
Net Assets - Class C Shares	$4,700,774
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	315,864
Net Asset Value Per Share(2)	$14.88
Net Assets - Class D Shares	$219,318,729
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	14,342,919
Net Asset Value Per Share	$15.29
Net Assets - Class I Shares	$12,542,142
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	820,536
Net Asset Value Per Share	$15.29
Net Assets - Class S Shares	$1,304,618
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	86,423
Net Asset Value Per Share	$15.10
Net Assets - Class T Shares	$15,374,727
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,006,551
Net Asset Value Per Share	$15.27

(1) Includes cost of $199,958,948.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(3) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Global Allocation Fund - Growth

Statement of Operations (unaudited)

For the period ended December 31, 2020

Investment Income:
Dividends from affiliates	$3,793,883
Total Investment Income	3,793,883
Expenses:
Advisory fees	60,592
12b-1 Distribution and shareholder servicing fees:
Class A Shares	5,496
Class C Shares	21,320
Class S Shares	1,700
Transfer agent administrative fees and expenses:
Class D Shares	119,197
Class S Shares	1,718
Class T Shares	18,369
Transfer agent networking and omnibus fees:
Class A Shares	1,817
Class C Shares	2,067
Class I Shares	4,755
Other transfer agent fees and expenses:
Class A Shares	153
Class C Shares	122
Class D Shares	18,221
Class I Shares	292
Class S Shares	29
Class T Shares	121
Registration fees	48,904
Shareholder reports expense	26,304
Professional fees	19,118
Custodian fees	6,350
Non-interested Trustees’ fees and expenses	2,227
Other expenses	8,299
Total Expenses	367,171
Less: Excess Expense Reimbursement and Waivers	(7,137)
Net Expenses	360,034
Net Investment Income/(Loss)	3,433,849
Net Realized Gain/(Loss) on Investments:
Investments in affiliates	3,105,060
Capital gain distributions from underlying funds	6,118,632
Total Net Realized Gain/(Loss) on Investments	9,223,692
Change in Unrealized Net Appreciation/Depreciation:
Investments in affiliates	36,369,069
Total Change in Unrealized Net Appreciation/Depreciation	36,369,069
Net Increase/(Decrease) in Net Assets Resulting from Operations	$49,026,610

See Notes to Financial Statements.

12	DECEMBER 31, 2020

Janus Henderson Global Allocation Fund - Growth

Statements of Changes in Net Assets

	Period ended December 31, 2020 (unaudited)	Year ended June 30, 2020

Operations:
Net investment income/(loss)	$3,433,849	$3,396,636
Net realized gain/(loss) on investments	9,223,692	11,311,508
Change in unrealized net appreciation/depreciation	36,369,069	(18,268,623)
Net Increase/(Decrease) in Net Assets Resulting from Operations	49,026,610	(3,560,479)
Dividends and Distributions to Shareholders:
Class A Shares	(199,483)	(330,228)
Class C Shares	(178,499)	(370,827)
Class D Shares	(9,950,738)	(14,020,706)
Class I Shares	(578,152)	(1,015,096)
Class S Shares	(54,399)	(138,501)
Class T Shares	(691,699)	(1,108,202)
Net Decrease from Dividends and Distributions to Shareholders	(11,652,970)	(16,983,560)
Capital Share Transactions:
Class A Shares	(529,197)	(35,722)
Class C Shares	(525,229)	(1,582,438)
Class D Shares	449,410	(1,392,955)
Class I Shares	(890,177)	(2,059,309)
Class S Shares	(457,126)	(484,332)
Class T Shares	(231,038)	(1,934,382)
Net Increase/(Decrease) from Capital Share Transactions	(2,183,357)	(7,489,138)
Net Increase/(Decrease) in Net Assets	35,190,283	(28,033,177)
Net Assets:
Beginning of period	222,589,585	250,622,762
End of period	$257,779,868	$222,589,585

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Global Allocation Fund - Growth

Financial Highlights

Class A Shares
For a share outstanding during the period ended December 31, 2020 (unaudited) and the year ended June 30	2020	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$12.93	$14.05	$14.28	$13.98	$12.71	$14.44
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.19	0.17	0.15	0.22	0.16	0.14
Net realized and unrealized gain/(loss)	2.75	(0.32)	0.27	0.98	1.42	(0.59)
Total from Investment Operations	2.94	(0.15)	0.42	1.20	1.58	(0.45)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.18)	(0.17)	(0.17)	(0.27)	(0.16)	(0.13)
Distributions (from capital gains)	(0.52)	(0.80)	(0.48)	(0.63)	(0.15)	(1.15)
Total Dividends and Distributions	(0.70)	(0.97)	(0.65)	(0.90)	(0.31)	(1.28)
Net Asset Value, End of Period	$15.17	$12.93	$14.05	$14.28	$13.98	$12.71
Total Return*	22.72%	(1.48)%	3.57%	8.58%	12.68%	(3.07)%
Net Assets, End of Period (in thousands)	$4,539	$4,381	$4,845	$4,637	$4,151	$5,421
Average Net Assets for the Period (in thousands)	$4,299	$4,624	$4,564	$4,446	$5,171	$4,273
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.47%	0.46%	0.46%	0.46%	0.44%	0.45%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.47%	0.46%	0.46%	0.46%	0.44%	0.45%
Ratio of Net Investment Income/(Loss)(2)	2.64%	1.29%	1.07%	1.53%	1.23%	1.05%
Portfolio Turnover Rate	13%	49%	9%	12%	35%	6%

Class C Shares
For a share outstanding during the period ended December 31, 2020 (unaudited) and the year ended June 30	2020	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$12.65	$13.76	$14.00	$13.74	$12.49	$14.19
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.13	0.07	0.05	0.10	0.06	0.10
Net realized and unrealized gain/(loss)	2.68	(0.32)	0.27	0.98	1.40	(0.58)
Total from Investment Operations	2.81	(0.25)	0.32	1.08	1.46	(0.48)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.06)	(0.06)	(0.08)	(0.19)	(0.06)	(0.07)
Distributions (from capital gains)	(0.52)	(0.80)	(0.48)	(0.63)	(0.15)	(1.15)
Total Dividends and Distributions	(0.58)	(0.86)	(0.56)	(0.82)	(0.21)	(1.22)
Net Asset Value, End of Period	$14.88	$12.65	$13.76	$14.00	$13.74	$12.49
Total Return*	22.25%	(2.23)%	2.83%	7.84%	11.94%	(3.36)%
Net Assets, End of Period (in thousands)	$4,701	$4,497	$6,586	$7,166	$4,486	$4,907
Average Net Assets for the Period (in thousands)	$4,499	$5,700	$6,878	$5,467	$4,679	$5,296
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	1.16%	1.18%	1.20%	1.14%	1.07%	0.75%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	1.16%	1.18%	1.20%	1.14%	1.07%	0.75%
Ratio of Net Investment Income/(Loss)(2)	1.91%	0.55%	0.38%	0.69%	0.48%	0.79%
Portfolio Turnover Rate	13%	49%	9%	12%	35%	6%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

14	DECEMBER 31, 2020

Janus Henderson Global Allocation Fund - Growth

Financial Highlights

Class D Shares
For a share outstanding during the period ended December 31, 2020 (unaudited) and the year ended June 30	2020	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$13.04	$14.17	$14.39	$14.08	$12.80	$14.53
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.21	0.20	0.18	0.25	0.16	0.16
Net realized and unrealized gain/(loss)	2.77	(0.33)	0.27	0.99	1.44	(0.59)
Total from Investment Operations	2.98	(0.13)	0.45	1.24	1.60	(0.43)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.21)	(0.20)	(0.19)	(0.30)	(0.17)	(0.15)
Distributions (from capital gains)	(0.52)	(0.80)	(0.48)	(0.63)	(0.15)	(1.15)
Total Dividends and Distributions	(0.73)	(1.00)	(0.67)	(0.93)	(0.32)	(1.30)
Net Asset Value, End of Period	$15.29	$13.04	$14.17	$14.39	$14.08	$12.80
Total Return*	22.84%	(1.37)%	3.77%	8.79%	12.81%	(2.89)%
Net Assets, End of Period (in thousands)	$219,319	$187,295	$205,433	$219,870	$213,929	$205,275
Average Net Assets for the Period (in thousands)	$200,106	$195,360	$205,469	$222,712	$206,525	$211,703
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.28%	0.28%	0.29%	0.27%	0.28%	0.29%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.28%	0.28%	0.28%	0.27%	0.28%	0.29%
Ratio of Net Investment Income/(Loss)(2)	2.92%	1.46%	1.27%	1.71%	1.22%	1.24%
Portfolio Turnover Rate	13%	49%	9%	12%	35%	6%

Class I Shares
For a share outstanding during the period ended December 31, 2020 (unaudited) and the year ended June 30	2020	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$13.04	$14.16	$14.39	$14.08	$12.80	$14.54
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.21	0.22	0.19	0.21	0.16	0.19
Net realized and unrealized gain/(loss)	2.77	(0.33)	0.26	1.04	1.45	(0.61)
Total from Investment Operations	2.98	(0.11)	0.45	1.25	1.61	(0.42)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.21)	(0.21)	(0.20)	(0.31)	(0.18)	(0.17)
Distributions (from capital gains)	(0.52)	(0.80)	(0.48)	(0.63)	(0.15)	(1.15)
Total Dividends and Distributions	(0.73)	(1.01)	(0.68)	(0.94)	(0.33)	(1.32)
Net Asset Value, End of Period	$15.29	$13.04	$14.16	$14.39	$14.08	$12.80
Total Return*	22.90%	(1.24)%	3.80%	8.90%	12.89%	(2.88)%
Net Assets, End of Period (in thousands)	$12,542	$11,548	$14,977	$14,180	$6,052	$4,413
Average Net Assets for the Period (in thousands)	$11,807	$13,319	$15,240	$9,393	$4,925	$5,441
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.21%	0.22%	0.22%	0.20%	0.20%	0.22%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.21%	0.22%	0.22%	0.20%	0.20%	0.22%
Ratio of Net Investment Income/(Loss)(2)	2.92%	1.59%	1.33%	1.44%	1.22%	1.43%
Portfolio Turnover Rate	13%	49%	9%	12%	35%	6%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Global Allocation Fund - Growth

Financial Highlights

Class S Shares
For a share outstanding during the period ended December 31, 2020 (unaudited) and the year ended June 30	2020	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$12.85	$13.96	$14.20	$13.91	$12.64	$14.37
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.16	0.18	0.13	0.22	0.12	0.09
Net realized and unrealized gain/(loss)	2.75	(0.35)	0.26	0.95	1.42	(0.55)
Total from Investment Operations	2.91	(0.17)	0.39	1.17	1.54	(0.46)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.14)	(0.14)	(0.15)	(0.25)	(0.12)	(0.12)
Distributions (from capital gains)	(0.52)	(0.80)	(0.48)	(0.63)	(0.15)	(1.15)
Total Dividends and Distributions	(0.66)	(0.94)	(0.63)	(0.88)	(0.27)	(1.27)
Net Asset Value, End of Period	$15.10	$12.85	$13.96	$14.20	$13.91	$12.64
Total Return*	22.64%	(1.67)%	3.41%	8.38%	12.44%	(3.20)%
Net Assets, End of Period (in thousands)	$1,305	$1,539	$2,157	$2,034	$2,533	$2,355
Average Net Assets for the Period (in thousands)	$1,343	$1,879	$2,446	$2,398	$2,488	$2,736
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.64%	0.62%	0.61%	0.65%	0.61%	0.63%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.64%	0.62%	0.61%	0.64%	0.61%	0.63%
Ratio of Net Investment Income/(Loss)(2)	2.24%	1.30%	0.96%	1.53%	0.90%	0.73%
Portfolio Turnover Rate	13%	49%	9%	12%	35%	6%

Class T Shares
For a share outstanding during the period ended December 31, 2020 (unaudited) and the year ended June 30	2020	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$13.02	$14.14	$14.37	$14.06	$12.78	$14.51
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.20	0.19	0.17	0.24	0.16	0.17
Net realized and unrealized gain/(loss)	2.77	(0.32)	0.26	0.99	1.43	(0.60)
Total from Investment Operations	2.97	(0.13)	0.43	1.23	1.59	(0.43)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.20)	(0.19)	(0.18)	(0.29)	(0.16)	(0.15)
Distributions (from capital gains)	(0.52)	(0.80)	(0.48)	(0.63)	(0.15)	(1.15)
Total Dividends and Distributions	(0.72)	(0.99)	(0.66)	(0.92)	(0.31)	(1.30)
Net Asset Value, End of Period	$15.27	$13.02	$14.14	$14.37	$14.06	$12.78
Total Return*	22.78%	(1.37)%	3.61%	8.74%	12.77%	(2.94)%
Net Assets, End of Period (in thousands)	$15,375	$13,330	$16,624	$19,131	$18,491	$17,505
Average Net Assets for the Period (in thousands)	$14,335	$15,095	$17,721	$18,582	$17,409	$19,056
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.38%	0.37%	0.38%	0.37%	0.36%	0.37%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.35%	0.35%	0.36%	0.34%	0.33%	0.30%
Ratio of Net Investment Income/(Loss)(2)	2.80%	1.43%	1.20%	1.63%	1.17%	1.25%
Portfolio Turnover Rate	13%	49%	9%	12%	35%	6%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

16	DECEMBER 31, 2020

Janus Henderson Global Allocation Fund - Growth

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Global Allocation Fund - Growth (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Fund operates as a “fund of funds,” meaning substantially all of the Fund’s assets will be invested in other Janus Henderson funds (the “underlying funds”). The Trust offers 45 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks total return through a primary emphasis on growth of capital with a secondary emphasis on income. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting priciples ("US GAAP")).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds currently implement an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

It is expected that the conversion of Class C Shares to Class A Shares will not result in a taxable event. Please consult your tax adviser for further information.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement

Janus Investment Fund	17

Janus Henderson Global Allocation Fund - Growth

Notes to Financial Statements (unaudited)

with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

Underlying Funds

The Fund invests in a variety of underlying funds to pursue a target allocation of equity investments, fixed-income securities, and alternative investments and may also invest in money market instruments or cash/cash equivalents. The Fund has a target allocation, which is how the Fund's investments generally will be allocated among the major asset classes over the long term, as well as normal ranges, under normal market conditions, within which the Fund's asset class allocations generally will vary over short-term periods. The Fund's long-term expected average asset allocation is as follows: 75% to equity investments, 15% to fixed-income securities and money market instruments, and 10% to alternative investments. Additional details and descriptions of the investment objectives and strategies of each of the underlying funds are available in the Fund’s and underlying funds’ prospectuses available at janushenderson.com. The Trustees of the underlying funds may change the investment objectives or strategies of the underlying funds at any time without prior notice to the Fund’s shareholders.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

Investment Valuation

The Fund’s net asset value (“NAV”) is calculated based upon the NAV of each of the underlying funds in which the Fund invests on the day of valuation. The NAV for each class of the underlying funds is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The Fund classifies each of its investments in underlying funds as Level 1, without consideration as to the classification level of the specific investments held by the underlying funds. There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2020 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities held by the underlying funds will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends

18	DECEMBER 31, 2020

Janus Henderson Global Allocation Fund - Growth

Notes to Financial Statements (unaudited)

from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Dividend distributions received from the underlying funds are recorded on the ex-dividend date. Upon receipt of the notification from an underlying fund, and subsequent to the ex-dividend date, a part or all of the dividend income originally recorded by the Fund may be reclassified as a tax return of capital by reducing the cost basis of the underlying fund and/or increasing the realized gain on sales of investments in the underlying fund.

Expenses

The Fund bears expenses incurred specifically on its behalf. Additionally, the Fund, as a shareholder in the underlying funds, will also indirectly bear its pro rata share of the expenses incurred by the underlying funds. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The underlying funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the underlying funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Janus Investment Fund	19

Janus Henderson Global Allocation Fund - Growth

Notes to Financial Statements (unaudited)

2. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.05% of its average daily net assets.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding any expenses of an underlying fund (acquired fund fees and expenses), the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.14% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers for at least a one-year period commencing October 28, 2020. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s and the underlying funds’ transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund pays an annual administrative services fee based on the average daily net assets of Class D Shares for shareholder services provided by Janus Services, as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

The Fund’s actual Class D administrative fee rate was 0.12% for the reporting period.

Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and

20	DECEMBER 31, 2020

Janus Henderson Global Allocation Fund - Growth

Notes to Financial Statements (unaudited)

other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement, and is authorized to perform, or cause others to perform, the administration services necessary for the operation of the Fund. Janus Capital does not receive compensation for serving as administrator and it bears the expenses related to operation of the Fund, such as, but not limited to fund accounting and tax services; shareholder servicing; and preparation of various documents filed with the SEC. The Fund bears costs related to any compensation, fees, or reimbursements paid to Trustees who are independent of Janus Capital; fees and expenses of counsel to the Independent Trustees; fees and expenses of consultants to the Fund; custody fees; audit expenses; brokerage commissions and all other expenses in connection with execution of portfolio transactions; blue sky registration costs; interest; all federal, state and local taxes (including stamp, excise, income, and franchise taxes); expenses of shareholder meetings, including the preparation, printing, and distribution of proxy statements, notices, and reports to shareholders; expenses of printing and mailing to existing shareholders prospectuses, statements of additional information, shareholder reports, and other materials required to be mailed to shareholders by federal or state laws or regulations; transfer agency fees and expenses payable pursuant to a transfer agency agreement between the Trust and Janus Services on behalf of the Fund; any litigation; and other extraordinary expenses. In addition, some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $166,938 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2020. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2020 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2020 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan.

Janus Investment Fund	21

Janus Henderson Global Allocation Fund - Growth

Notes to Financial Statements (unaudited)

Deferred fees of $251,025 were paid by the Trust to the Trustees under the Deferred Plan during the period ended December 31, 2020.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended December 31, 2020 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the period ended December 31, 2020, Janus Henderson Distributors retained upfront sales charges of $1,293.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the period ended December 31, 2020.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended December 31, 2020, redeeming shareholders of Class C Shares paid CDSCs of $153.

3. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2020 are noted below. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 202,391,732	$55,387,687	$ (116,078)	$ 55,271,609

22	DECEMBER 31, 2020

Janus Henderson Global Allocation Fund - Growth

Notes to Financial Statements (unaudited)

4. Capital Share Transactions

	Period ended December 31, 2020		Year ended June 30, 2020
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	41,183	$ 603,447	55,720	$ 767,414
Reinvested dividends and distributions	12,689	191,983	23,350	323,395
Shares repurchased	(93,528)	(1,324,627)	(85,125)	(1,126,531)
Net Increase/(Decrease)	(39,656)	$ (529,197)	(6,055)	$ (35,722)
Class C Shares:
Shares sold	5,852	$ 81,015	28,299	$ 382,832
Reinvested dividends and distributions	12,021	178,396	26,832	364,921
Shares repurchased	(57,632)	(784,640)	(178,300)	(2,330,191)
Net Increase/(Decrease)	(39,759)	$ (525,229)	(123,169)	$(1,582,438)
Class D Shares:
Shares sold	236,231	$ 3,400,180	621,258	$ 8,187,237
Reinvested dividends and distributions	646,015	9,851,729	993,236	13,865,577
Shares repurchased	(902,951)	(12,802,499)	(1,752,931)	(23,445,769)
Net Increase/(Decrease)	(20,705)	$ 449,410	(138,437)	$(1,392,955)
Class I Shares:
Shares sold	69,989	$ 997,171	230,663	$ 3,200,129
Reinvested dividends and distributions	37,936	578,151	72,767	1,015,096
Shares repurchased	(173,200)	(2,465,499)	(475,410)	(6,274,534)
Net Increase/(Decrease)	(65,275)	$ (890,177)	(171,980)	$(2,059,309)
Class S Shares:
Shares sold	4,393	$ 61,531	9,319	$ 125,174
Reinvested dividends and distributions	3,615	54,399	10,051	138,501
Shares repurchased	(41,353)	(573,056)	(54,170)	(748,007)
Net Increase/(Decrease)	(33,345)	$ (457,126)	(34,800)	$ (484,332)
Class T Shares:
Shares sold	136,710	$ 1,953,131	332,538	$ 4,535,916
Reinvested dividends and distributions	44,915	684,055	78,022	1,087,633
Shares repurchased	(198,769)	(2,868,224)	(562,090)	(7,557,931)
Net Increase/(Decrease)	(17,144)	$ (231,038)	(151,530)	$(1,934,382)

5. Purchases and Sales of Investment Securities

For the period ended December 31, 2020, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$31,061,099	$ 35,542,547	$ -	$ -

6. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2020 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	23

Janus Henderson Global Allocation Fund - Growth

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each Fund of Janus Investment Fund (together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreements for the Janus Henderson Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2020, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2021 through February 1, 2022, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus

24	DECEMBER 31, 2020

Janus Henderson Global Allocation Fund - Growth

Additional Information (unaudited)

Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital generally does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2020, approximately 75% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers, and for the 12 months ended September 30, 2020, approximately 62% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Janus Investment Fund	25

Janus Henderson Global Allocation Fund - Growth

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Developed World Bond Fund, the Trustees noted the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

26	DECEMBER 31, 2020

Janus Henderson Global Allocation Fund - Growth

Additional Information (unaudited)

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Janus Investment Fund	27

Janus Henderson Global Allocation Fund - Growth

Additional Information (unaudited)

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance.

28	DECEMBER 31, 2020

Janus Henderson Global Allocation Fund - Growth

Additional Information (unaudited)

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory fees and any administration fees but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 10% under the average total expenses of the respective Broadridge Expense Group peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 9% under the average management fees for the respective Broadridge Expense Group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

Janus Investment Fund	29

Janus Henderson Global Allocation Fund - Growth

Additional Information (unaudited)

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to funds subadvised by Janus Capital and to the fees Janus Capital charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very distinct relative to retail funds; and (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; (4) 9 of 10 Janus Henderson Funds have lower management fees than similar funds subadvised by Janus Capital; and (5) 5 of 8 Janus Henderson Funds have lower management fees than similar separate accounts managed by Janus Capital.

The Trustees considered the fees for each Fund for its fiscal year ended in 2019, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

30	DECEMBER 31, 2020

Janus Henderson Global Allocation Fund - Growth

Additional Information (unaudited)

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

Janus Investment Fund	31

Janus Henderson Global Allocation Fund - Growth

Additional Information (unaudited)

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that, the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Venture Fund, the Trustees noted that, the Fund’s total expenses were below the peer group for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

32	DECEMBER 31, 2020

Janus Henderson Global Allocation Fund - Growth

Additional Information (unaudited)

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by Janus Capital were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital

Janus Investment Fund	33

Janus Henderson Global Allocation Fund - Growth

Additional Information (unaudited)

and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 73% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. They also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) as the assets of some of the Janus Henderson Funds have declined in the past few years, certain of those Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined; (3) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (4) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by Janus Capital and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their

34	DECEMBER 31, 2020

Janus Henderson Global Allocation Fund - Growth

Additional Information (unaudited)

relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

Janus Investment Fund	35

Janus Henderson Global Allocation Fund - Growth

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2020. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

36	DECEMBER 31, 2020

Janus Henderson Global Allocation Fund - Growth

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

Janus Investment Fund	37

Janus Henderson Global Allocation Fund - Growth

Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

38	DECEMBER 31, 2020

Janus Henderson Global Allocation Fund - Growth

Notes

NotesPage1

Janus Investment Fund	39

Janus Henderson Global Allocation Fund - Growth

Notes

NotesPage2

40	DECEMBER 31, 2020

Janus Henderson Global Allocation Fund - Growth

Notes

NotesPage3

Janus Investment Fund	41

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins and Intech are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors
125-24-93021 03-21

SEMIANNUAL REPORT December 31, 2020

Janus Henderson Global Allocation Fund - Moderate

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Global Allocation Fund - Moderate

Janus Henderson Global Allocation Fund - Moderate (unaudited)

FUND SNAPSHOT

This fund of funds offers broad global diversification for investors by utilizing the full spectrum of Janus Henderson’s investment expertise and solutions, with the goal of providing higher risk-adjusted returns than the broad markets.

Ashwin Alankar portfolio manager

PERFORMANCE OVERVIEW

Janus Henderson Global Allocation Fund – Moderate’s Class I Shares returned 18.67% for the six-month period ended December 31, 2020. This compares with a return of 24.01% for its primary benchmark, the MSCI All Country World IndexSM, and a 16.71% return for its secondary benchmark, the Global Moderate Allocation Index, an internally calculated, hypothetical combination of total returns from the MSCI All Country World IndexSM (60%) and the Bloomberg Barclays Global Aggregate Bond Index (40%).

INVESTMENT ENVIRONMENT

The rally in global financial markets that began during the nadir of the early-spring COVID-19 lockdowns continued through the second half of the year despite numerous potential sources of volatility. Investors had to navigate additional waves of the pandemic, the final stages of the Brexit saga and a contentious U.S. presidential election. Outweighing these were continued large-scale accommodation from global central banks and government as well as rapid progress on the vaccine front. Led by the tech sector, some U.S. equities indices finished the year in record territory. The expectation of a resumption of global economic activity was perhaps best illustrated by emerging markets leading all regions higher. With interest rates already pegged near 0%, gains in the fixed income market were driven largely by higher prices for corporate credits.

INVESTMENT PROCESS

Janus Henderson Global Allocation Fund – Moderate invests across a broad set of Janus Henderson funds that span a wide range of global asset categories with a base allocation of 45% to 65% equity investments, 30% to 45% fixed income investments and 5% to 20% alternative investments that are rebalanced quarterly. The Fund is structured as a “fund of funds” portfolio that provides investors with broad, diversified exposure to various types of investments with an emphasis on managing investment risk. The Fund is also designed to blend the three core competencies that Janus Henderson practices as an organization: mathematically driven strategies, risk-managed strategies and fundamentally driven growth- and value-oriented strategies. We believe that combining these very different approaches in a single investment can potentially produce a portfolio with a unique and powerful performance profile.

The investment process involves setting return expectations for a broad range of Janus Henderson mutual funds that we believe best represent the full opportunity set available to today’s investor. We then establish an “ideal model” portfolio based upon the specific risk/return objective of Janus Henderson Global Allocation Fund – Moderate. Finally, we select the appropriate Janus Henderson funds that replicate our desired exposure. The allocations assigned to each selected underlying fund are consistent with our view of current market conditions and the long-term trade-off between risk and reward potential that each of these investment types represent. However, as a result of changing market conditions, both the mix of underlying funds and the allocations to these funds will change from time to time. Any portfolio risk management process we’ve discussed includes an effort to monitor and manage risk and should not be confused with, nor does it imply, low risk or the ability to control risk.

PERFORMANCE DISCUSSION

The Fund underperformed its primary benchmark, but outperformed its secondary, blended benchmark. All components of the portfolio generated positive returns as the market’s recovery continued over the six-month period. Contributing least were the Janus Henderson International Managed Volatility Fund, the Janus Henderson Flexible Bond Fund and the Janus Henderson Global Research Fund. A leading contributor was the Janus Henderson Global Bond Fund. The combination of low interest rates and the narrowing of differentials between the yield on corporate bonds and those on their

Janus Investment Fund	1

Janus Henderson Global Allocation Fund - Moderate (unaudited)

risk-free benchmarks as sentiment improved kept fixed income securities buoyant. Toward the end of the period, as positive news around COVID-19 vaccines emerged, mid-cap stocks outperformed as investors positioned themselves a broader reopening of the economy. Consequently, the Janus Henderson Triton Fund was another top performer. Similarly, the Janus Henderson Contrarian Fund was a strong contributor as the strategy seeks to identify companies well positioned to benefit from an emerging catalyst.

OUTLOOK

The exuberance in equities and other risk markets continues, but we are beginning to see signs that the road ahead might be bumpier. We are particularly worried about the divergence we have recently seen in the fixed income markets between inflation expectations and real interest rates, which is a measurement of nominal interest rates less inflation. Over the last quarter, U.S. real rates plunged as inflation expectations rose sharply. This would suggest that the fixed income market is pricing in stagflation going forward. Yet, equities found solace in this and churned out a near-record quarterly return. This disconnect is not only surprising but worrisome.

We are concerned that equity valuations are driven solely by these low real rates. A simple discounted cash flow model indicates that all of the rise in equities over the past year is attributable to the fall in interest rates. Earnings forecasts for the S&P 500® Index for 2022 are lower today than they were at the start of 2020, yet the S&P 500 is nearly 20% higher. Valuations are being driven by multiple expansion, not expectations for earnings growth.

This is worrisome because if the fixed income market begins to sense growth is sustainable, real rates should rise and equities could fall along with bonds – diversification failure. And herein lies the irony and risk: Economic recovery could put downward pressure on equity markets, which have thrived on the liquidity that today’s negative real rates provide. And should growth not materialize, and real rates stay low, low earnings expectations may no longer be able to hold up equity valuations.

Thank you for investing in Janus Henderson Global Allocation Fund – Moderate.

2	DECEMBER 31, 2020

Janus Henderson Global Allocation Fund - Moderate (unaudited)

Fund At A Glance

December 31, 2020

Holdings - (% of Net Assets)
Janus Henderson Global Bond Fund - Class N Shares	20.8%
Janus Henderson Multi-Sector Income Fund - Class N Shares	7.5
Janus Henderson Triton Fund - Class N Shares	6.2
Janus Henderson Enterprise Fund - Class N Shares	5.9
Janus Henderson Contrarian Fund - Class N Shares	5.5
Janus Henderson Emerging Markets Fund - Class N Shares	5.4
Janus Henderson Forty Fund - Class N Shares	5.1
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	5.0
Janus Henderson Large Cap Value Fund - Class N Shares	4.5
Janus Henderson Mid Cap Value Fund - Class N Shares	4.4
Janus Henderson Flexible Bond Fund - Class N Shares	4.3
Janus Henderson U.S. Managed Volatility Fund - Class N Shares	4.3
Janus Henderson Small Cap Value Fund - Class N Shares	3.7
Janus Henderson Global Select Fund - Class N Shares	3.2
Janus Henderson Global Research Fund - Class N Shares	3.2
Janus Henderson International Value Fund - Class N Shares	3.0
Janus Henderson Overseas Fund - Class N Shares	2.3
Janus Henderson Asia Equity Fund - Class N Shares	2.0
Janus Henderson Global Real Estate Fund - Class N Shares	1.7
Janus Henderson International Managed Volatility Fund - Class N Shares	1.5
Janus Henderson European Focus Fund - Class N Shares	0.4

Asset Allocation - (% of Net Assets)
Equity Funds	67.2%
Fixed Income Funds	32.7%
Other	0.1%
100.0%

Janus Investment Fund	3

Janus Henderson Global Allocation Fund - Moderate (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended December 31, 2020						Expense Ratios
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV	18.66%	14.29%	7.98%	6.43%	6.58%	1.09%	1.09%
Class A Shares at MOP	11.83%	7.70%	6.71%	5.80%	6.16%
Class C Shares at NAV	18.12%	13.43%	7.24%	5.69%	5.83%	1.89%	1.89%
Class C Shares at CDSC	17.12%	12.43%	7.24%	5.69%	5.83%
Class D Shares	18.68%	14.43%	8.17%	6.61%	6.77%	0.95%	0.94%
Class I Shares	18.67%	14.50%	8.22%	6.66%	6.82%	0.89%	0.89%
Class S Shares	18.43%	14.03%	7.79%	6.23%	6.36%	1.30%	1.30%
Class T Shares	18.65%	14.39%	8.09%	6.54%	6.72%	1.05%	1.05%
MSCI All Country World Index	24.01%	16.25%	12.26%	9.13%	7.20%
Global Moderate Allocation Index	16.71%	14.05%	9.48%	6.79%	6.24%
Morningstar Quartile - Class T Shares	-	1st	2nd	2nd	1st
Morningstar Ranking - based on total returns for World Allocation Funds	-	63/481	115/416	100/301	41/219

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to for at least a one-year period commencing on October 28, 2020.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk

4	DECEMBER 31, 2020

Janus Henderson Global Allocation Fund - Moderate (unaudited)

Performance

securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Performance of the Global Allocation Funds depends on that of the underlying funds. They are subject to the volatility of the financial markets. Because Janus Capital Management is the adviser to the Fund and to the underlying affiliated funds held within the Fund, it is subject to certain potential conflicts of interest.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective share class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2020 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – December 30, 2005

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

Janus Investment Fund	5

Janus Henderson Global Allocation Fund - Moderate (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/20)	Ending Account Value (12/31/20)	Expenses Paid During Period (7/1/20 - 12/31/20)†	Beginning Account Value (7/1/20)	Ending Account Value (12/31/20)	Expenses Paid During Period (7/1/20 - 12/31/20)†	Net Annualized Expense Ratio (7/1/20 - 12/31/20)††
Class A Shares	$1,000.00	$1,186.60	$2.37	$1,000.00	$1,023.04	$2.19	0.43%
Class C Shares	$1,000.00	$1,181.20	$6.32	$1,000.00	$1,019.41	$5.85	1.15%
Class D Shares	$1,000.00	$1,186.80	$1.43	$1,000.00	$1,023.89	$1.33	0.26%
Class I Shares	$1,000.00	$1,186.70	$1.10	$1,000.00	$1,024.20	$1.02	0.20%
Class S Shares	$1,000.00	$1,184.30	$3.47	$1,000.00	$1,022.03	$3.21	0.63%
Class T Shares	$1,000.00	$1,186.50	$1.76	$1,000.00	$1,023.59	$1.63	0.32%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

††	Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

6	DECEMBER 31, 2020

Janus Henderson Global Allocation Fund - Moderate

Schedule of Investments (unaudited)

December 31, 2020

Shares		Value
Investment Companies£– 99.9%
Equity Funds – 67.2%
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	1,078,060	$12,042,940
Janus Henderson Asia Equity Fund - Class N Shares	330,645	4,755,361
Janus Henderson Contrarian Fund - Class N Shares	493,638	13,221,435
Janus Henderson Emerging Markets Fund - Class N Shares	1,087,478	12,899,121
Janus Henderson Enterprise Fund - Class N Shares	88,010	13,969,084
Janus Henderson European Focus Fund - Class N Shares	26,828	1,042,554
Janus Henderson Forty Fund - Class N Shares	238,792	12,154,030
Janus Henderson Global Real Estate Fund - Class N Shares	311,050	4,102,801
Janus Henderson Global Research Fund - Class N Shares	77,679	7,570,071
Janus Henderson Global Select Fund - Class N Shares	435,990	7,630,567
Janus Henderson International Managed Volatility Fund - Class N Shares	376,918	3,460,753
Janus Henderson International Value Fund - Class N Shares	702,232	7,113,479
Janus Henderson Large Cap Value Fund - Class N Shares	793,468	10,829,873
Janus Henderson Mid Cap Value Fund - Class N Shares	677,865	10,553,629
Janus Henderson Overseas Fund - Class N Shares	141,527	5,556,025
Janus Henderson Small Cap Value Fund - Class N Shares	410,702	8,710,585
Janus Henderson Triton Fund - Class N Shares	375,982	14,695,283
Janus Henderson U.S. Managed Volatility Fund - Class N Shares	878,152	10,177,819
		160,485,410
Fixed Income Funds – 32.7%
Janus Henderson Flexible Bond Fund - Class N Shares	904,502	10,311,929
Janus Henderson Global Bond Fund - Class N Shares	4,721,632	49,576,746
Janus Henderson Multi-Sector Income Fund - Class N Shares	1,794,914	18,003,850
		77,892,525
Total Investments (total cost $192,758,731) – 99.9%		238,377,935
Cash, Receivables and Other Assets, net of Liabilities – 0.1%		341,619
Net Assets – 100%		$238,719,554

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Global Allocation Fund - Moderate

Schedule of Investments (unaudited)

December 31, 2020

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Capital Gain Distributions from Underlying Funds(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 12/31/20
Investment Companies - 99.9%
Equity Funds - 67.2%
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	$363,066	$43,357	$-	$1,386,627	$12,042,940
Janus Henderson Asia Equity Fund - Class N Shares	7,299	25,201	-	1,229,769	4,755,361
Janus Henderson Contrarian Fund - Class N Shares	120,523	43,373	114,026	2,987,408	13,221,435
Janus Henderson Emerging Markets Fund - Class N Shares	143,872	40,558	-	3,011,832	12,899,121
Janus Henderson Enterprise Fund - Class N Shares	53,545	86,661	1,042,104	1,881,635	13,969,084
Janus Henderson European Focus Fund - Class N Shares	5,509	1,847	-	196,666	1,042,554
Janus Henderson Forty Fund - Class N Shares	18,362	185,522	837,077	1,448,528	12,154,030
Janus Henderson Global Real Estate Fund - Class N Shares	45,066	(9,118)	-	483,350	4,102,801
Janus Henderson Global Research Fund - Class N Shares	38,199	96,086	244,554	811,197	7,570,071
Janus Henderson Global Select Fund - Class N Shares	127,365	18,921	251,001	1,402,061	7,630,567
Janus Henderson International Managed Volatility Fund - Class N Shares	-	83,086	74,551	332,032	3,460,753
Janus Henderson International Value Fund - Class N Shares	134,911	(33,777)	-	1,112,163	7,113,479
Janus Henderson Large Cap Value Fund - Class N Shares	255,986	(105,316)	352,830	1,509,443	10,829,873
Janus Henderson Mid Cap Value Fund - Class N Shares	128,350	(79,957)	-	1,786,960	10,553,629
Janus Henderson Overseas Fund - Class N Shares	54,652	944,346	-	762,913	5,556,025
Janus Henderson Small Cap Value Fund - Class N Shares	103,771	(87,911)	-	1,612,291	8,710,585
Janus Henderson Triton Fund - Class N Shares	28,585	79,598	546,162	3,321,293	14,695,283
Janus Henderson U.S. Managed Volatility Fund - Class N Shares	481,132	274,666	711,443	(16,667)	10,177,819
Total Equity Funds	$2,110,193	$1,607,143	$4,173,748	$25,259,501	$160,485,410
Fixed Income Funds - 32.7%
Janus Henderson Flexible Bond Fund - Class N Shares	141,320	171,987	-	88,427	10,311,929
Janus Henderson Global Bond Fund - Class N Shares	1,431,707	702,261	425,012	1,421,823	49,576,746
Janus Henderson Multi-Sector Income Fund - Class N Shares	421,261	20,085	-	1,022,387	18,003,850
Total Fixed Income Funds	$1,994,288	$894,333	$425,012	$2,532,637	$77,892,525
Total Affiliated Investments - 99.9%	$4,104,481	$2,501,476	$4,598,760	$27,792,138	$238,377,935

(1) For securities that were affiliated for a portion of the period ended December 31, 2020, this column reflects amounts for the entire period ended December 31, 2020 and not just the period in which the security was affiliated.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	DECEMBER 31, 2020

Janus Henderson Global Allocation Fund - Moderate

Schedule of Investments (unaudited)

December 31, 2020

	Value at 6/30/20	Purchases	Sales Proceeds	Value at 12/31/20
Investment Companies - 99.9%
Equity Funds - 67.2%
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	10,881,356	400,953	(669,353)	12,042,940
Janus Henderson Asia Equity Fund - Class N Shares	3,678,761	33,547	(211,917)	4,755,361
Janus Henderson Contrarian Fund - Class N Shares	8,114,612	2,602,156	(526,114)	13,221,435
Janus Henderson Emerging Markets Fund - Class N Shares	10,296,961	182,454	(632,684)	12,899,121
Janus Henderson Enterprise Fund - Class N Shares	9,605,504	2,973,716	(578,432)	13,969,084
Janus Henderson European Focus Fund - Class N Shares	572,788	311,443	(40,190)	1,042,554
Janus Henderson Forty Fund - Class N Shares	9,629,828	1,444,391	(554,239)	12,154,030
Janus Henderson Global Real Estate Fund - Class N Shares	3,593,225	230,186	(194,842)	4,102,801
Janus Henderson Global Research Fund - Class N Shares	2,126,642	4,774,017	(237,871)	7,570,071
Janus Henderson Global Select Fund - Class N Shares	6,064,905	484,622	(339,942)	7,630,567
Janus Henderson International Managed Volatility Fund - Class N Shares	3,332,659	85,586	(372,610)	3,460,753
Janus Henderson International Value Fund - Class N Shares	6,113,040	247,114	(325,061)	7,113,479
Janus Henderson Large Cap Value Fund - Class N Shares	9,299,029	641,789	(515,072)	10,829,873
Janus Henderson Mid Cap Value Fund - Class N Shares	7,136,371	2,143,335	(433,080)	10,553,629
Janus Henderson Overseas Fund - Class N Shares	10,104,528	73,371	(6,329,133)	5,556,025
Janus Henderson Small Cap Value Fund - Class N Shares	7,036,158	527,064	(377,017)	8,710,585
Janus Henderson Triton Fund - Class N Shares	8,504,099	3,340,996	(550,703)	14,695,283
Janus Henderson U.S. Managed Volatility Fund - Class N Shares	9,703,953	1,225,287	(1,009,420)	10,177,819
Fixed Income Funds - 32.7%
Janus Henderson Flexible Bond Fund - Class N Shares	12,172,250	176,063	(2,296,798)	10,311,929
Janus Henderson Global Bond Fund - Class N Shares	55,280,847	1,596,419	(9,424,604)	49,576,746
Janus Henderson Multi-Sector Income Fund - Class N Shares	17,357,302	507,312	(903,236)	18,003,850

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Global Allocation Fund - Moderate

Notes to Schedule of Investments and Other Information (unaudited)

Bloomberg Barclays Global Aggregate Bond Index	Bloomberg Barclays Global Aggregate Bond Index is a broad-based measure of the global investment grade fixed-rate debt markets.
Global Moderate Allocation Index

Global Moderate Allocation Index is an internally-calculated, hypothetical combination of total returns from the MSCI All Country World IndexSM (60%) and the Bloomberg Barclays Global Aggregate Bond Index (40%).

MSCI All Country World IndexSM	MSCI All Country World IndexSM reflects the equity market performance of global developed and emerging markets.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2020. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Investment Companies
Equity Funds	$160,485,410	$-	$-
Fixed Income Funds	77,892,525	-	-
Total Assets	$238,377,935	$-	$-

10	DECEMBER 31, 2020

Janus Henderson Global Allocation Fund - Moderate

Statement of Assets and Liabilities (unaudited)

December 31, 2020

Assets:
Affiliated investments, at value(1)	$238,377,935
Cash	51
Non-interested Trustees' deferred compensation	5,487
Receivables:
Dividends	1,644,848
Investments sold	156,639
Fund shares sold	117,109
Other assets	1,483
Total Assets	240,303,552
Liabilities:
Payables:	—
Investments purchased	1,219,825
Fund shares repurchased	236,322
Transfer agent fees and expenses	32,621
Professional fees	26,596
Advisory fees	9,242
12b-1 Distribution and shareholder servicing fees	6,580
Non-interested Trustees' deferred compensation fees	5,487
Custodian fees	1,993
Non-interested Trustees' fees and expenses	313
Accrued expenses and other payables	45,019
Total Liabilities	1,583,998
Net Assets	$238,719,554
Net Assets Consist of:
Capital (par value and paid-in surplus)	$189,612,352
Total distributable earnings (loss)	49,107,202
Total Net Assets	$238,719,554
Net Assets - Class A Shares	$10,371,359
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	741,174
Net Asset Value Per Share(2)	$13.99
Maximum Offering Price Per Share(3)	$14.84
Net Assets - Class C Shares	$4,210,065
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	304,182
Net Asset Value Per Share(2)	$13.84
Net Assets - Class D Shares	$201,729,256
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	14,319,856
Net Asset Value Per Share	$14.09
Net Assets - Class I Shares	$5,272,109
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	374,699
Net Asset Value Per Share	$14.07
Net Assets - Class S Shares	$1,446,253
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	104,136
Net Asset Value Per Share	$13.89
Net Assets - Class T Shares	$15,690,512
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,116,871
Net Asset Value Per Share	$14.05

(1) Includes cost of $192,758,731.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(3) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Global Allocation Fund - Moderate

Statement of Operations (unaudited)

For the period ended December 31, 2020

Investment Income:
Dividends from affiliates	$4,104,481
Total Investment Income	4,104,481
Expenses:
Advisory fees	56,849
12b-1 Distribution and shareholder servicing fees:
Class A Shares	11,665
Class C Shares	19,633
Class S Shares	1,689
Transfer agent administrative fees and expenses:
Class D Shares	111,603
Class S Shares	1,701
Class T Shares	19,023
Transfer agent networking and omnibus fees:
Class A Shares	2,365
Class C Shares	1,649
Class I Shares	1,926
Other transfer agent fees and expenses:
Class A Shares	292
Class C Shares	109
Class D Shares	14,558
Class I Shares	133
Class S Shares	17
Class T Shares	115
Registration fees	50,334
Shareholder reports expense	21,610
Professional fees	19,118
Custodian fees	6,304
Non-interested Trustees’ fees and expenses	2,099
Other expenses	8,223
Total Expenses	351,015
Less: Excess Expense Reimbursement and Waivers	(32,707)
Net Expenses	318,308
Net Investment Income/(Loss)	3,786,173
Net Realized Gain/(Loss) on Investments:
Investments in affiliates	2,501,476
Capital gain distributions from underlying funds	4,598,760
Total Net Realized Gain/(Loss) on Investments	7,100,236
Change in Unrealized Net Appreciation/Depreciation:
Investments in affiliates	27,792,138
Total Change in Unrealized Net Appreciation/Depreciation	27,792,138
Net Increase/(Decrease) in Net Assets Resulting from Operations	$38,678,547

See Notes to Financial Statements.

12	DECEMBER 31, 2020

Janus Henderson Global Allocation Fund - Moderate

Statements of Changes in Net Assets

	Period ended December 31, 2020 (unaudited)	Year ended June 30, 2020

Operations:
Net investment income/(loss)	$3,786,173	$3,057,838
Net realized gain/(loss) on investments	7,100,236	8,091,089
Change in unrealized net appreciation/depreciation	27,792,138	(10,332,519)
Net Increase/(Decrease) in Net Assets Resulting from Operations	38,678,547	816,408
Dividends and Distributions to Shareholders:
Class A Shares	(436,945)	(534,028)
Class C Shares	(145,570)	(253,266)
Class D Shares	(8,667,975)	(10,744,813)
Class I Shares	(232,730)	(295,660)
Class S Shares	(57,459)	(122,172)
Class T Shares	(667,809)	(882,583)
Net Decrease from Dividends and Distributions to Shareholders	(10,208,488)	(12,832,522)
Capital Share Transactions:
Class A Shares	1,044,364	(635,056)
Class C Shares	(733,218)	(1,561,395)
Class D Shares	(509,100)	(8,909,040)
Class I Shares	86,862	(723,000)
Class S Shares	26,172	(864,798)
Class T Shares	(192,607)	(2,093,162)
Net Increase/(Decrease) from Capital Share Transactions	(277,527)	(14,786,451)
Net Increase/(Decrease) in Net Assets	28,192,532	(26,802,565)
Net Assets:
Beginning of period	210,527,022	237,329,587
End of period	$238,719,554	$210,527,022

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Global Allocation Fund - Moderate

Financial Highlights

Class A Shares
For a share outstanding during the period ended December 31, 2020 (unaudited) and the year ended June 30	2020	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$12.29	$12.90	$13.07	$13.14	$12.20	$13.49
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.23	0.16	0.09	0.18	0.12	0.14
Net realized and unrealized gain/(loss)	2.08	(0.06)	0.28	0.67	1.01	(0.35)
Total from Investment Operations	2.31	0.10	0.37	0.85	1.13	(0.21)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.22)	(0.14)	(0.10)	(0.21)	(0.11)	(0.13)
Distributions (from capital gains)	(0.39)	(0.57)	(0.44)	(0.71)	(0.08)	(0.95)
Total Dividends and Distributions	(0.61)	(0.71)	(0.54)	(0.92)	(0.19)	(1.08)
Net Asset Value, End of Period	$13.99	$12.29	$12.90	$13.07	$13.14	$12.20
Total Return*	18.83%	0.60%	3.32%	6.53%	9.47%	(1.45)%
Net Assets, End of Period (in thousands)	$10,371	$8,165	$9,529	$10,021	$10,563	$13,911
Average Net Assets for the Period (in thousands)	$9,153	$9,063	$9,899	$10,557	$12,118	$13,573
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.44%	0.41%	0.45%	0.46%	0.44%	0.44%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.43%	0.41%	0.45%	0.46%	0.44%	0.44%
Ratio of Net Investment Income/(Loss)(2)	3.38%	1.29%	0.68%	1.34%	0.93%	1.13%
Portfolio Turnover Rate	11%	51%	6%	14%	32%	5%

Class C Shares
For a share outstanding during the period ended December 31, 2020 (unaudited) and the year ended June 30	2020	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$12.11	$12.70	$12.86	$12.95	$12.02	$13.29
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.16	0.06	0.01	0.10	0.03	0.10
Net realized and unrealized gain/(loss)	2.06	(0.05)	0.27	0.64	1.01	(0.35)
Total from Investment Operations	2.22	0.01	0.28	0.74	1.04	(0.25)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.10)	(0.03)	—(3)	(0.12)	(0.03)	(0.07)
Distributions (from capital gains)	(0.39)	(0.57)	(0.44)	(0.71)	(0.08)	(0.95)
Total Dividends and Distributions	(0.49)	(0.60)	(0.44)	(0.83)	(0.11)	(1.02)
Net Asset Value, End of Period	$13.84	$12.11	$12.70	$12.86	$12.95	$12.02
Total Return*	18.37%	(0.06)%	2.57%	5.74%	8.77%	(1.77)%
Net Assets, End of Period (in thousands)	$4,210	$4,381	$6,211	$7,341	$8,036	$9,432
Average Net Assets for the Period (in thousands)	$4,145	$5,235	$6,648	$8,036	$8,504	$10,518
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	1.16%	1.18%	1.14%	1.13%	1.10%	0.77%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	1.15%	1.18%	1.14%	1.13%	1.10%	0.77%
Ratio of Net Investment Income/(Loss)(2)	2.37%	0.45%	0.08%	0.73%	0.25%	0.78%
Portfolio Turnover Rate	11%	51%	6%	14%	32%	5%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

(3) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

14	DECEMBER 31, 2020

Janus Henderson Global Allocation Fund - Moderate

Financial Highlights

Class D Shares
For a share outstanding during the period ended December 31, 2020 (unaudited) and the year ended June 30	2020	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$12.38	$12.98	$13.16	$13.22	$12.28	$13.57
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.23	0.18	0.11	0.21	0.14	0.16
Net realized and unrealized gain/(loss)	2.11	(0.05)	0.28	0.68	1.02	(0.35)
Total from Investment Operations	2.34	0.13	0.39	0.89	1.16	(0.19)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.24)	(0.16)	(0.13)	(0.24)	(0.14)	(0.15)
Distributions (from capital gains)	(0.39)	(0.57)	(0.44)	(0.71)	(0.08)	(0.95)
Total Dividends and Distributions	(0.63)	(0.73)	(0.57)	(0.95)	(0.22)	(1.10)
Net Asset Value, End of Period	$14.09	$12.38	$12.98	$13.16	$13.22	$12.28
Total Return*	18.94%	0.84%	3.44%	6.77%	9.67%	(1.26)%
Net Assets, End of Period (in thousands)	$201,729	$178,202	$196,873	$212,763	$212,552	$222,254
Average Net Assets for the Period (in thousands)	$187,390	$187,271	$199,360	$218,363	$214,793	$229,378
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.28%	0.27%	0.29%	0.27%	0.26%	0.27%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.26%	0.26%	0.26%	0.26%	0.26%	0.26%
Ratio of Net Investment Income/(Loss)(2)	3.41%	1.40%	0.88%	1.56%	1.09%	1.28%
Portfolio Turnover Rate	11%	51%	6%	14%	32%	5%

Class I Shares
For a share outstanding during the period ended December 31, 2020 (unaudited) and the year ended June 30	2020	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$12.37	$12.97	$13.15	$13.22	$12.28	$13.57
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.24	0.19	0.11	0.20	0.15	0.17
Net realized and unrealized gain/(loss)	2.10	(0.05)	0.29	0.69	1.02	(0.35)
Total from Investment Operations	2.34	0.14	0.40	0.89	1.17	(0.18)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.25)	(0.17)	(0.14)	(0.25)	(0.15)	(0.16)
Distributions (from capital gains)	(0.39)	(0.57)	(0.44)	(0.71)	(0.08)	(0.95)
Total Dividends and Distributions	(0.64)	(0.74)	(0.58)	(0.96)	(0.23)	(1.11)
Net Asset Value, End of Period	$14.07	$12.37	$12.97	$13.15	$13.22	$12.28
Total Return*	18.92%	0.88%	3.53%	6.77%	9.73%	(1.20)%
Net Assets, End of Period (in thousands)	$5,272	$4,551	$5,533	$6,856	$4,457	$3,740
Average Net Assets for the Period (in thousands)	$4,959	$4,907	$5,905	$5,072	$4,244	$4,214
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.21%	0.21%	0.22%	0.21%	0.21%	0.22%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.20%	0.21%	0.22%	0.20%	0.21%	0.22%
Ratio of Net Investment Income/(Loss)(2)	3.49%	1.47%	0.85%	1.50%	1.19%	1.36%
Portfolio Turnover Rate	11%	51%	6%	14%	32%	5%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

15

Janus Henderson Global Allocation Fund - Moderate

Financial Highlights

Class S Shares
For a share outstanding during the period ended December 31, 2020 (unaudited) and the year ended June 30	2020	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$12.19	$12.79	$12.97	$13.05	$12.12	$13.40
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.20	0.15	0.06	0.16	0.09	0.11
Net realized and unrealized gain/(loss)	2.08	(0.07)	0.29	0.66	1.02	(0.34)
Total from Investment Operations	2.28	0.08	0.35	0.82	1.11	(0.23)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.19)	(0.11)	(0.09)	(0.19)	(0.10)	(0.10)
Distributions (from capital gains)	(0.39)	(0.57)	(0.44)	(0.71)	(0.08)	(0.95)
Total Dividends and Distributions	(0.58)	(0.68)	(0.53)	(0.90)	(0.18)	(1.05)
Net Asset Value, End of Period	$13.89	$12.19	$12.79	$12.97	$13.05	$12.12
Total Return*	18.69%	0.47%	3.14%	6.31%	9.30%	(1.57)%
Net Assets, End of Period (in thousands)	$1,446	$1,247	$2,217	$2,695	$2,821	$2,574
Average Net Assets for the Period (in thousands)	$1,327	$1,929	$2,482	$2,722	$2,702	$2,927
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.64%	0.62%	0.60%	0.64%	0.61%	0.61%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.63%	0.62%	0.60%	0.62%	0.60%	0.61%
Ratio of Net Investment Income/(Loss)(2)	3.07%	1.17%	0.51%	1.17%	0.72%	0.88%
Portfolio Turnover Rate	11%	51%	6%	14%	32%	5%

Class T Shares
For a share outstanding during the period ended December 31, 2020 (unaudited) and the year ended June 30	2020	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$12.34	$12.94	$13.12	$13.19	$12.25	$13.53
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.22	0.16	0.10	0.21	0.13	0.16
Net realized and unrealized gain/(loss)	2.11	(0.04)	0.28	0.66	1.02	(0.34)
Total from Investment Operations	2.33	0.12	0.38	0.87	1.15	(0.18)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.23)	(0.15)	(0.12)	(0.23)	(0.13)	(0.15)
Distributions (from capital gains)	(0.39)	(0.57)	(0.44)	(0.71)	(0.08)	(0.95)
Total Dividends and Distributions	(0.62)	(0.72)	(0.56)	(0.94)	(0.21)	(1.10)
Net Asset Value, End of Period	$14.05	$12.34	$12.94	$13.12	$13.19	$12.25
Total Return*	18.90%	0.76%	3.38%	6.64%	9.60%	(1.23)%
Net Assets, End of Period (in thousands)	$15,691	$13,981	$16,966	$17,735	$18,793	$20,446
Average Net Assets for the Period (in thousands)	$14,849	$15,728	$17,106	$18,214	$19,231	$22,603
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.39%	0.37%	0.38%	0.37%	0.36%	0.36%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.32%	0.34%	0.34%	0.33%	0.32%	0.27%
Ratio of Net Investment Income/(Loss)(2)	3.32%	1.29%	0.79%	1.50%	1.03%	1.27%
Portfolio Turnover Rate	11%	51%	6%	14%	32%	5%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

16	DECEMBER 31, 2020

Janus Henderson Global Allocation Fund - Moderate

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Global Allocation Fund - Moderate (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Fund operates as a “fund of funds,” meaning substantially all of the Fund’s assets will be invested in other Janus Henderson funds (the “underlying funds”). The Trust offers 45 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks total return through growth of capital and income. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting priciples ("US GAAP")).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds currently implement an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

It is expected that the conversion of Class C Shares to Class A Shares will not result in a taxable event. Please consult your tax adviser for further information.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement

Janus Investment Fund	17

Janus Henderson Global Allocation Fund - Moderate

Notes to Financial Statements (unaudited)

with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

Underlying Funds

The Fund invests in a variety of underlying funds to pursue a target allocation of equity investments, fixed-income securities, and alternative investments and may also invest in money market instruments or cash/cash equivalents. The Fund has a target allocation, which is how the Fund's investments generally will be allocated among the major asset classes over the long term, as well as normal ranges, under normal market conditions, within which the Fund's asset class allocations generally will vary over short-term periods. The Fund's long-term expected average asset allocation is as follows: 55% to equity investments, 35% to fixed-income securities and money market instruments, and 10% to alternative investments. Additional details and descriptions of the investment objectives and strategies of each of the underlying funds are available in the Fund’s and underlying funds’ prospectuses available at janushenderson.com. The Trustees of the underlying funds may change the investment objectives or strategies of the underlying funds at any time without prior notice to the Fund’s shareholders.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

Investment Valuation

The Fund’s net asset value (“NAV”) is calculated based upon the NAV of each of the underlying funds in which the Fund invests on the day of valuation. The NAV for each class of the underlying funds is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The Fund classifies each of its investments in underlying funds as Level 1, without consideration as to the classification level of the specific investments held by the underlying funds. There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2020 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities held by the underlying funds will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends

18	DECEMBER 31, 2020

Janus Henderson Global Allocation Fund - Moderate

Notes to Financial Statements (unaudited)

from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Dividend distributions received from the underlying funds are recorded on the ex-dividend date. Upon receipt of the notification from an underlying fund, and subsequent to the ex-dividend date, a part or all of the dividend income originally recorded by the Fund may be reclassified as a tax return of capital by reducing the cost basis of the underlying fund and/or increasing the realized gain on sales of investments in the underlying fund.

Expenses

The Fund bears expenses incurred specifically on its behalf. Additionally, the Fund, as a shareholder in the underlying funds, will also indirectly bear its pro rata share of the expenses incurred by the underlying funds. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The underlying funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the underlying funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Janus Investment Fund	19

Janus Henderson Global Allocation Fund - Moderate

Notes to Financial Statements (unaudited)

2. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.05% of its average daily net assets.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding any expenses of an underlying fund (acquired fund fees and expenses), the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.12% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers for at least a one-year period commencing October 28, 2020. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s and the underlying funds’ transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund pays an annual administrative services fee based on the average daily net assets of Class D Shares for shareholder services provided by Janus Services, as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

The Fund’s actual Class D administrative fee rate was 0.12% for the reporting period.

Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and

20	DECEMBER 31, 2020

Janus Henderson Global Allocation Fund - Moderate

Notes to Financial Statements (unaudited)

other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement, and is authorized to perform, or cause others to perform, the administration services necessary for the operation of the Fund. Janus Capital does not receive compensation for serving as administrator and it bears the expenses related to operation of the Fund, such as, but not limited to fund accounting and tax services; shareholder servicing; and preparation of various documents filed with the SEC. The Fund bears costs related to any compensation, fees, or reimbursements paid to Trustees who are independent of Janus Capital; fees and expenses of counsel to the Independent Trustees; fees and expenses of consultants to the Fund; custody fees; audit expenses; brokerage commissions and all other expenses in connection with execution of portfolio transactions; blue sky registration costs; interest; all federal, state and local taxes (including stamp, excise, income, and franchise taxes); expenses of shareholder meetings, including the preparation, printing, and distribution of proxy statements, notices, and reports to shareholders; expenses of printing and mailing to existing shareholders prospectuses, statements of additional information, shareholder reports, and other materials required to be mailed to shareholders by federal or state laws or regulations; transfer agency fees and expenses payable pursuant to a transfer agency agreement between the Trust and Janus Services on behalf of the Fund; any litigation; and other extraordinary expenses. In addition, some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $166,938 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2020. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2020 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2020 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan.

Janus Investment Fund	21

Janus Henderson Global Allocation Fund - Moderate

Notes to Financial Statements (unaudited)

Deferred fees of $251,025 were paid by the Trust to the Trustees under the Deferred Plan during the period ended December 31, 2020.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended December 31, 2020 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the period ended December 31, 2020, Janus Henderson Distributors retained upfront sales charges of $889.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the period ended December 31, 2020.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended December 31, 2020, redeeming shareholders of Class C Shares paid CDSCs of $50.

3. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2020 are noted below. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 194,673,935	$43,784,635	$ (80,635)	$ 43,704,000

22	DECEMBER 31, 2020

Janus Henderson Global Allocation Fund - Moderate

Notes to Financial Statements (unaudited)

4. Capital Share Transactions

	Period ended December 31, 2020		Year ended June 30, 2020
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	99,798	$ 1,326,893	114,268	$ 1,425,723
Reinvested dividends and distributions	29,437	410,641	41,697	531,217
Shares repurchased	(52,188)	(693,170)	(230,672)	(2,591,996)
Net Increase/(Decrease)	77,047	$ 1,044,364	(74,707)	$ (635,056)
Class C Shares:
Shares sold	9,137	$ 120,473	23,082	$ 270,595
Reinvested dividends and distributions	10,556	145,570	18,697	235,580
Shares repurchased	(77,371)	(999,261)	(168,881)	(2,067,570)
Net Increase/(Decrease)	(57,678)	$ (733,218)	(127,102)	$(1,561,395)
Class D Shares:
Shares sold	264,863	$ 3,570,628	711,446	$ 8,880,092
Reinvested dividends and distributions	610,595	8,572,754	828,093	10,616,150
Shares repurchased	(951,617)	(12,652,482)	(2,309,730)	(28,405,282)
Net Increase/(Decrease)	(76,159)	$ (509,100)	(770,191)	$(8,909,040)
Class I Shares:
Shares sold	45,739	$ 608,953	126,694	$ 1,636,302
Reinvested dividends and distributions	16,557	232,127	23,047	295,000
Shares repurchased	(55,614)	(754,218)	(208,436)	(2,654,302)
Net Increase/(Decrease)	6,682	$ 86,862	(58,695)	$ (723,000)
Class S Shares:
Shares sold	3,387	$ 44,470	11,132	$ 138,731
Reinvested dividends and distributions	4,152	57,459	9,666	122,172
Shares repurchased	(5,754)	(75,757)	(91,849)	(1,125,701)
Net Increase/(Decrease)	1,785	$ 26,172	(71,051)	$ (864,798)
Class T Shares:
Shares sold	168,309	$ 2,222,379	448,006	$ 5,590,059
Reinvested dividends and distributions	47,250	661,501	67,252	860,151
Shares repurchased	(231,695)	(3,076,487)	(692,927)	(8,543,372)
Net Increase/(Decrease)	(16,136)	$ (192,607)	(177,669)	$(2,093,162)

5. Purchases and Sales of Investment Securities

For the period ended December 31, 2020, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$24,001,822	$ 26,513,124	$ -	$ -

6. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2020 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	23

Janus Henderson Global Allocation Fund - Moderate

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each Fund of Janus Investment Fund (together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreements for the Janus Henderson Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2020, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2021 through February 1, 2022, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus

24	DECEMBER 31, 2020

Janus Henderson Global Allocation Fund - Moderate

Additional Information (unaudited)

Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital generally does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2020, approximately 75% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers, and for the 12 months ended September 30, 2020, approximately 62% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Janus Investment Fund	25

Janus Henderson Global Allocation Fund - Moderate

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Developed World Bond Fund, the Trustees noted the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

26	DECEMBER 31, 2020

Janus Henderson Global Allocation Fund - Moderate

Additional Information (unaudited)

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Janus Investment Fund	27

Janus Henderson Global Allocation Fund - Moderate

Additional Information (unaudited)

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance.

28	DECEMBER 31, 2020

Janus Henderson Global Allocation Fund - Moderate

Additional Information (unaudited)

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory fees and any administration fees but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 10% under the average total expenses of the respective Broadridge Expense Group peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 9% under the average management fees for the respective Broadridge Expense Group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

Janus Investment Fund	29

Janus Henderson Global Allocation Fund - Moderate

Additional Information (unaudited)

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to funds subadvised by Janus Capital and to the fees Janus Capital charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very distinct relative to retail funds; and (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; (4) 9 of 10 Janus Henderson Funds have lower management fees than similar funds subadvised by Janus Capital; and (5) 5 of 8 Janus Henderson Funds have lower management fees than similar separate accounts managed by Janus Capital.

The Trustees considered the fees for each Fund for its fiscal year ended in 2019, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

30	DECEMBER 31, 2020

Janus Henderson Global Allocation Fund - Moderate

Additional Information (unaudited)

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

Janus Investment Fund	31

Janus Henderson Global Allocation Fund - Moderate

Additional Information (unaudited)

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that, the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Venture Fund, the Trustees noted that, the Fund’s total expenses were below the peer group for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

32	DECEMBER 31, 2020

Janus Henderson Global Allocation Fund - Moderate

Additional Information (unaudited)

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by Janus Capital were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital

Janus Investment Fund	33

Janus Henderson Global Allocation Fund - Moderate

Additional Information (unaudited)

and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 73% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. They also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) as the assets of some of the Janus Henderson Funds have declined in the past few years, certain of those Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined; (3) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (4) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by Janus Capital and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their

34	DECEMBER 31, 2020

Janus Henderson Global Allocation Fund - Moderate

Additional Information (unaudited)

relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

Janus Investment Fund	35

Janus Henderson Global Allocation Fund - Moderate

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2020. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

36	DECEMBER 31, 2020

Janus Henderson Global Allocation Fund - Moderate

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

Janus Investment Fund	37

Janus Henderson Global Allocation Fund - Moderate

Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

38	DECEMBER 31, 2020

Janus Henderson Global Allocation Fund - Moderate

Notes

NotesPage1

Janus Investment Fund	39

Janus Henderson Global Allocation Fund - Moderate

Notes

NotesPage2

40	DECEMBER 31, 2020

Janus Henderson Global Allocation Fund - Moderate

Notes

NotesPage3

Janus Investment Fund	41

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins and Intech are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors
125-24-93022 03-21

SEMIANNUAL REPORT December 31, 2020

Janus Henderson Global Bond Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Global Bond Fund

Janus Henderson Global Bond Fund (unaudited)

FUND SNAPSHOT

The portfolio managers employ both a "top-down" and "bottom-up" approach to select investments for the Fund. The top-down approach involves a comprehensive macro analysis that focuses on evaluating the current phase of the economic cycle and identifying fixed-income asset classes that the portfolio managers view as undervalued relative to current market pricing. The bottom-up approach utilizes corporate and fundamental research to identify individual securities, countries, and currencies with favorable risk/return profiles and strong or improving credit profiles.

Helen Anthony co-portfolio manager	Nick Maroutsos co-portfolio manager	Andrew Mulliner co-portfolio manager

PERFORMANCE OVERVIEW

During the six-month period ended December 31, 2020, Janus Henderson Global Bond Fund’s Class I Shares returned 7.03% compared with 6.03% for the Fund’s primary benchmark, the Bloomberg Barclays Global Aggregate Bond Index.

INVESTMENT ENVIRONMENT

Large-scale monetary and fiscal stimulus put in place to combat the effects of economic shutdowns translated to signs of progress in the real economy and central bank actions quelled volatility in financial markets – a trend that progressed from sovereign bonds to investment-grade corporates and even into the sub-investment grade sector over the summer months. Credit broadly performed well during the period, but corporate credit led the index higher. As the economic outlook improved, bolstered by a market-friendly U.S. election outcome and promising developments in COVID-19 vaccines investors grew more comfortable taking additional risk. High-yield corporate bonds in both developed and emerging markets were particularly strong. Performance in sovereign bonds was mixed, with longer-dated government bond yields generally rising in the U.S., Japan and Australia, and yields falling across European sovereign curves.

PERFORMANCE DISCUSSION

As the period progressed, we became increasingly positive on the outlook for credit markets due to continued support for the economic recovery from both global central banks and governments as well as an improving economic outlook, and we added to our corporate exposure. With the uncertainty of the U.S. election largely behind us, and a number of positive developments in COVID-19 vaccines, we sought out opportunities in emerging market and high-yield corporate bonds, believing that lower-rated securities had more to gain from improving economic fundamentals in the year ahead. The higher yields available in many emerging market corporate credits relative to their developed market counterparts prompted us to allocate to select names with sound business models; we also rotated some of our investment-grade emerging market exposure into high yield. Positioning in corporate credit, including our out-of-index high-yield exposure, contributed strongly to relative outperformance.

We favored emerging market government bonds over developed world rates, believing risk in the latter is skewed toward higher yields. We sought opportunities in countries offering relatively high real yields (after taking into account expected inflation), believing the central banks of these countries would be more likely to lower policy rates to support the economic recovery, benefiting bond returns. We maintained our overweight position in the government bonds of Indonesia, which proved accretive when the central bank lowered its benchmark rate during the period. However, the same scenario did not play out in China, and a position in Chinese government bonds was a modest detractor.

As global markets became more confident in an economic recovery, and began to consider the prospect of higher inflation, we steadily reduced our interest-rate exposure in the developed world, increasingly concerned with a further steepening in yield curves. Our underweight allocation to Treasuries and profit taking in a long-held position in Italian government bonds proved beneficial.

We also steadily reduced our allocation to U.S. agency mortgage-backed securities (MBS), believing valuations looked expensive relative to other credit markets. However, the Fund was overweight relative to the index for the majority of the period, and positioning weighed

Janus Investment Fund	1

Janus Henderson Global Bond Fund (unaudited)

marginally on relative performance given MBS lagged the broader market.

DERIVATIVES USAGE

During the period, the Fund used forward foreign currency exchange contracts to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the Fund related to an investment or currency exposure, to adjust its currency exposure relative to its benchmark index, and to earn income and enhance returns. The Fund used interest rate futures and interest rate swaps to help manage portfolio risk, duration and yield curve exposure. Use of derivatives detracted from relative results during the period. Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

We remain positive on the outlook for global credit markets, believing it is appropriate to look past the potential months of instability COVID-19 may yet cause. Both the economic recovery and the credit repair cycle are in early stages, and we expect economic growth in 2021 to be strong globally, with corporate earnings growth and employment likely to accelerate significantly.

Still, markets are forward looking and yield compression over the fourth quarter was significant, particularly among the higher-rated securities that were the first to recover from the lows in the first half of 2020. Analyzing how much of the good news is priced into valuations will be critical to identifying the most attractive risk-adjusted opportunities across credit markets in the months ahead. We continue to expect more attractive risk-adjusted returns will be found in high-yield corporate bonds, as defaults have been lower than feared and central banks are likely to remain supportive. We have also started to monitor European high-yield issuers that have lagged the rally in their U.S. counterparts. Similarly, emerging market credits remain, in our view, attractive relative to the developed markets and we expect yield gaps to narrow as confidence in the global economic recovery grows.

With government bond yields near historic lows across the developed world, we expect yield to remain in demand, benefiting credit markets across the various asset classes and the ratings spectrum. However, the risk in government bond yields is skewed to higher yields as higher inflation expectations could follow economic growth. We expect to remain relatively underweight developed world duration, instead favoring emerging market government bonds, where we believe rates have the potential to fall.

Thank you for your investment in Janus Henderson Global Bond Fund.

2	DECEMBER 31, 2020

Janus Henderson Global Bond Fund (unaudited)

Fund At A Glance

December 31, 2020

Fund Profile
30-day Current Yield*	Without Reimbursement	With Reimbursement
Class A Shares NAV	0.19%	0.54%
Class A Shares MOP	0.18%	0.51%
Class C Shares**	-0.56%	-0.18%
Class D Shares	0.45%	0.73%
Class I Shares	0.56%	0.76%
Class N Shares	0.66%	0.86%
Class S Shares	-13.84%	0.31%
Class T Shares	0.42%	0.62%
Weighted Average Maturity		9.6 Years
Average Effective Duration***		7.8 Years
* Yield will fluctuate.
** Does not include the 1.00% contingent deferred sales charge.
*** A theoretical measure of price volatility.

Ratings† Summary - (% of Total Investments)
AAA	4.2%
AA	24.7%
A	14.9%
BBB	20.1%
BB	2.9%
B	0.8%
Not Rated	28.8%
Other	3.6%

† Credit ratings provided by Standard & Poor's (S&P), an independent credit rating agency. Credit ratings range from AAA (highest) to D (lowest) based on S&P's measures. Further information on S&P's rating methodology may be found at www.standardandpoors.com. Other rating agencies may rate the same securities differently. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change. "Not Rated" securities are not rated by S&P, but may be rated by other rating agencies and do not necessarily indicate low quality. "Other" includes cash equivalents, equity securities, and certain derivative instruments.

Significant Areas of Investment - (% of Net Assets)

Asset Allocation - (% of Net Assets)
Foreign Government Bonds	41.5%
Corporate Bonds	32.2%
Mortgage-Backed Securities	9.4%
United States Treasury Notes/Bonds	5.9%
Investment Companies	5.1%
Inflation-Indexed Bonds	4.5%
Asset-Backed/Commercial Mortgage-Backed Securities	2.7%
Other	(1.3)%
100.0%

Emerging markets comprised 22.4% of total net assets.

Janus Investment Fund	3

Janus Henderson Global Bond Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended December 31, 2020						Expense Ratios
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV	7.01%	12.87%	4.48%	3.51%	3.50%	1.29%	0.95%
Class A Shares at MOP	1.96%	7.51%	3.46%	3.00%	3.00%
Class C Shares at NAV	6.50%	11.93%	3.70%	2.74%	2.74%	2.03%	1.69%
Class C Shares at CDSC	5.50%	10.93%	3.70%	2.74%	2.74%
Class D Shares	7.13%	13.12%	4.69%	3.67%	3.66%	0.93%	0.73%
Class I Shares	7.03%	13.04%	4.72%	3.75%	3.74%	0.85%	0.69%
Class N Shares	7.10%	13.17%	4.83%	3.73%	3.73%	0.74%	0.59%
Class S Shares	6.81%	12.56%	4.34%	3.41%	3.41%	4.64%	1.10%
Class T Shares	6.96%	12.88%	4.58%	3.58%	3.58%	1.03%	0.84%
Bloomberg Barclays Global Aggregate Bond Index	6.03%	9.20%	4.79%	2.83%	2.98%
Morningstar Quartile - Class I Shares	-	1st	3rd	1st	1st
Morningstar Ranking - based on total returns for World Bond Funds	-	6/208	114/189	20/164	25/164

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 4.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to for at least a one-year period commencing on October 28, 2020.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs),

4	DECEMBER 31, 2020

Janus Henderson Global Bond Fund (unaudited)

Performance

non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class N Shares commenced operations on October 28, 2013. Performance shown for periods prior to October 28, 2013, reflects the performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class N Shares, without the effect of any fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2020 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

Effective October 31, 2020, Helen Anthony, Nick Maroutsos and Andrew Mulliner are Co-Portfolios Managers of the Fund.

*The Fund’s inception date – December 28, 2010

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

Janus Investment Fund	5

Janus Henderson Global Bond Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/20)	Ending Account Value (12/31/20)	Expenses Paid During Period (7/1/20 - 12/31/20)†	Beginning Account Value (7/1/20)	Ending Account Value (12/31/20)	Expenses Paid During Period (7/1/20 - 12/31/20)†	Net Annualized Expense Ratio (7/1/20 - 12/31/20)
Class A Shares	$1,000.00	$1,070.10	$5.01	$1,000.00	$1,020.37	$4.89	0.96%
Class C Shares	$1,000.00	$1,065.00	$8.85	$1,000.00	$1,016.64	$8.64	1.70%
Class D Shares	$1,000.00	$1,071.30	$3.86	$1,000.00	$1,021.48	$3.77	0.74%
Class I Shares	$1,000.00	$1,070.30	$3.86	$1,000.00	$1,021.48	$3.77	0.74%
Class N Shares	$1,000.00	$1,071.00	$3.13	$1,000.00	$1,022.18	$3.06	0.60%
Class S Shares	$1,000.00	$1,068.10	$5.73	$1,000.00	$1,019.66	$5.60	1.10%
Class T Shares	$1,000.00	$1,069.60	$4.49	$1,000.00	$1,020.87	$4.38	0.86%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6	DECEMBER 31, 2020

Janus Henderson Global Bond Fund

Schedule of Investments (unaudited)

December 31, 2020

Shares or Principal Amounts			Value
Asset-Backed/Commercial Mortgage-Backed Securities– 2.7%
JP Morgan Mortgage Trust 2019-1 A15, 4.0000%, 5/25/49 (144A)‡	$625,953		$645,992
JP Morgan Mortgage Trust 2019-LTV2, 3.5000%, 12/25/49 (144A)‡	572,654		584,530
Kimberly-Clark de Mexico SAB de CV, 2.4310%, 7/1/31	300,000		309,774
Mortgage Funding 2008-1 PLC,
ICE LIBOR GBP 3 Month + 1.1000%, 1.1406%, 3/13/46‡	660,625	GBP	904,781
RESIMAC Bastille Trust Series 2018-1NC,
ICE LIBOR USD 1 Month + 0.8500%, 1.0028%, 12/5/59 (144A)‡	387,125		387,325
RMAC Securities No 1 2006-NS3X PLC,
ICE LIBOR GBP 3 Month + 0.1500%, 0.1906%, 6/12/44‡	703,149	GBP	913,000
RMAC Securities No 1 2006-NS4X PLC,
ICE LIBOR GBP 3 Month + 0.1700%, 0.2106%, 6/12/44‡	706,910	GBP	920,222
RMAC Securities No 1 PLC,
ICE LIBOR GBP 3 Month + 0.1500%, 0.1906%, 6/12/44‡	201,264	GBP	262,380
Stratton Mortgage Funding PLC,
ICE LIBOR GBP 3 Month + 0.8000%, 0.8406%, 3/12/44‡	1,283,654	GBP	1,753,647
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $6,620,406)			6,681,651
Corporate Bonds– 32.2%
Banking – 4.3%
Bank of America Corp,
Euro Interbank Offered Rate 3 Month + 3.6700%, 3.6480%, 3/31/29‡	414,000	EUR	628,128
Citigroup Inc, SOFR + 4.5480%, 5.3160%, 3/26/41‡	441,000		620,164
Credit Agricole SA/London, SOFR + 1.6760%, 1.9070%, 6/16/26 (144A)‡	372,000		385,762
Credit Suisse Group AG, UK Gilts 1 Year + 2.2300%, 2.2500%, 6/9/28‡	400,000	GBP	579,675
DIB Sukuk Ltd, 2.9500%, 1/16/26	758,000		791,135
Goldman Sachs Group Inc, 3.5000%, 4/1/25	1,087,000		1,208,767
HSBC Holdings PLC, SOFR + 1.9290%, 2.0990%, 6/4/26‡	1,100,000		1,142,824
JPMorgan Chase & Co,
Euro Interbank Offered Rate 3 Month + 0.7600%, 1.0900%, 3/11/27‡	442,000	EUR	567,408
JPMorgan Chase & Co, SOFR + 3.7900%, 4.4930%, 3/24/31‡	896,000		1,101,625
Natwest Group PLC,
UK Govt Bonds 5 Year Note Generic Bid Yield + 4.9850%, 5.1250%‡,µ	200,000	GBP	285,492
Royal Bank of Scotland Group PLC,
UK Govt Bonds 5 Year Note Generic Bid Yield + 3.5500%, 3.6220%, 8/14/30‡	222,000	GBP	326,408
Standard Chartered PLC, EUR SWAP ANNUAL 5 YR + 2.8000%, 2.5000%, 9/9/30‡	307,000	EUR	401,623
SVB Financial Group, 3.1250%, 6/5/30	254,000		285,835
Wells Fargo & Co, SOFR + 1.6000%, 1.6540%, 6/2/24‡	1,055,000		1,083,788
Wells Fargo & Co, SOFR + 2.1000%, 2.3930%, 6/2/28‡	1,100,000		1,170,599
			10,579,233
Basic Industry – 1.0%
Alrosa Finance SA, 3.1000%, 6/25/27	595,000		612,404
BASF SE, 0.2500%, 6/5/27	400,000	EUR	499,048
Ecolab Inc, 4.8000%, 3/24/30	101,000		128,810
Firmenich Productions SAS, 1.3750%, 10/30/26	482,000	EUR	628,896
Firmenich Productions SAS, 1.7500%, 4/30/30	194,000	EUR	262,971
Givaudan Finance Europe BV, 1.6250%, 4/22/32	186,000	EUR	258,824
			2,390,953
Brokerage – 0.3%
Banco BTG Pactual SA/Cayman Islands, 4.5000%, 1/10/25	700,000		748,132
Capital Goods – 1.2%
Arcelik AS, 5.0000%, 4/3/23	700,000		725,970
BAE Systems PLC, 3.4000%, 4/15/30 (144A)	200,000		226,456
CANPACK SA/Eastern PA Land Invetment Holding LLC, 2.3750%, 11/1/27 (144A)	230,000	EUR	289,372
Foxconn Far East Ltd, 1.6250%, 10/28/25	900,000		917,760
Siemens Financieringsmaatschappij NV, 0.8750%, 6/5/23	300,000	GBP	415,636
Siemens Financieringsmaatschappij NV, 0.3750%, 6/5/26	400,000	EUR	502,392
			3,077,586

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Global Bond Fund

Schedule of Investments (unaudited)

December 31, 2020

Shares or Principal Amounts			Value
Corporate Bonds– (continued)
Communications – 3.2%
Activision Blizzard Inc, 1.3500%, 9/15/30	$198,000		$194,387
Activision Blizzard Inc, 2.5000%, 9/15/50	800,000		780,339
AT&T Inc, 2.7500%, 6/1/31	1,154,000		1,232,821
AT&T Inc, 3.8500%, 6/1/60	574,000		600,484
Comcast Corp, 2.8000%, 1/15/51	570,000		592,505
HTA Group Ltd, 7.0000%, 12/18/25	700,000		752,500
Millicom International Cellular SA, 4.5000%, 4/27/31	500,000		540,000
Millicom International Cellular SA, 4.5000%, 4/27/31 (144A)	200,000		216,000
MTN Mauritius Investments Ltd, 4.7550%, 11/11/24	700,000		738,290
Pearson Funding PLC, 3.7500%, 6/4/30	175,000	GBP	275,171
Prosus NV, 4.0270%, 8/3/50	200,000		209,209
Prosus NV, 4.0270%, 8/3/50 (144A)	200,000		209,209
SES SA, 2.0000%, 7/2/28	530,000	EUR	696,315
Verizon Communications Inc, 3.2500%, 2/17/26	382,000	EUR	545,279
Verizon Communications Inc, 3.0000%, 3/22/27	289,000		320,011
			7,902,520
Consumer Cyclical – 3.8%
Amazon.com Inc, 2.7000%, 6/3/60	606,000		646,474
Country Garden Holdings Co Ltd, 4.8000%, 8/6/30	1,132,000		1,220,360
Dollar General Corp, 3.5000%, 4/3/30	211,000		242,096
General Motors Co, 5.4000%, 10/2/23	628,000		703,148
Home Depot Inc, 2.7000%, 4/15/30	910,000		1,015,115
JSM Global Sarl, 4.7500%, 10/20/30	700,000		753,382
Melco Resorts Finance Ltd, 5.7500%, 7/21/28	700,000		745,850
NIKE Inc, 2.7500%, 3/27/27	155,000		171,444
Studio City Finance Ltd, 7.2500%, 2/11/24	700,000		730,828
Tesco Corporate Treasury Services, 2.7500%, 4/27/30	978,000	GBP	1,490,183
Visa Inc, 1.9000%, 4/15/27	216,000		229,821
Vivo Energy Investments BV, 5.1250%, 9/24/27 (144A)	725,000		769,617
Volkswagen Leasing GmbH, 1.6250%, 8/15/25	438,000	EUR	567,977
			9,286,295
Consumer Non-Cyclical – 5.3%
Agilent Technologies Inc, 2.1000%, 6/4/30	1,100,000		1,142,043
Altria Group Inc, 3.4000%, 5/6/30	666,000		746,857
Aramark International Finance Sarl, 3.1250%, 4/1/25	620,000	EUR	758,988
Archer-Daniels-Midland Co, 2.7500%, 3/27/25	518,000		563,277
Biogen Inc, 2.2500%, 5/1/30	1,113,000		1,161,723
CK Hutchison Capital Securities (17) Ltd,
US Treasury Yield Curve Rate 5 Year + 2.0700%, 4.0000%‡,µ	500,000		510,755
Clorox Co, 1.8000%, 5/15/30	244,000		251,666
Coca-Cola Co, 1.0000%, 3/15/28	1,200,000		1,203,629
Dentsply Sirona Inc, 3.2500%, 6/1/30	794,000		883,832
Fomento Economico Mexicano SAB de CV, 3.5000%, 1/16/50	460,000		510,785
Grupo Bimbo SAB de CV, 4.0000%, 9/6/49	350,000		395,972
Hershey Co, 1.7000%, 6/1/30	640,000		658,089
Kimberly-Clark de Mexico SAB de CV, 2.4310%, 7/1/31 (144A)	200,000		206,516
Mars Inc, 4.1250%, 4/1/54 (144A)	553,000		729,869
McCormick & Co Inc/MD, 2.5000%, 4/15/30	194,000		207,633
Medtronic Global Holdings, 0.2500%, 7/2/25	260,000	EUR	322,259
Procter & Gamble Co, 3.0000%, 3/25/30	626,000		721,483
Sysco Corp, 5.9500%, 4/1/30	205,000		269,249
Takeda Pharmaceutical Co Ltd, 3.0000%, 11/21/30	467,000	EUR	701,898
Takeda Pharmaceutical Co Ltd, 2.0000%, 7/9/40	390,000	EUR	540,789
Upjohn Inc, 2.7000%, 6/22/30 (144A)	430,000		456,036
			12,943,348
Electric – 1.0%
AEP Transmission Co LLC, 3.6500%, 4/1/50	192,000		232,353
Ameren Corp, 3.5000%, 1/15/31	195,000		224,124
Berkshire Hathaway Energy, 3.7000%, 7/15/30 (144A)	171,000		202,161

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	DECEMBER 31, 2020

Janus Henderson Global Bond Fund

Schedule of Investments (unaudited)

December 31, 2020

Shares or Principal Amounts			Value
Corporate Bonds– (continued)
Electric– (continued)
Black Hills Corp, 2.5000%, 6/15/30	$176,000		$184,747
East Ohio Gas Co/The, 2.0000%, 6/15/30 (144A)	95,000		98,401
East Ohio Gas Co/The, 3.0000%, 6/15/50 (144A)	108,000		117,192
Elia Transmission Belgium SA, 0.8750%, 4/28/30	200,000	EUR	257,121
IE2 Holdco SAU, 2.8750%, 6/1/26	400,000	EUR	554,449
National Grid Electrcity Transmission PLC, 0.8230%, 7/7/32	474,000	EUR	605,390
			2,475,938
Electrical Equipment – 0.3%
Signify NV, 2.3750%, 5/11/27	467,000	EUR	631,816
Energy – 1.2%
LUKOIL Securities BV, 3.8750%, 5/6/30 (144A)	1,000,000		1,080,630
PTTEP Treasury Center Co Ltd, 2.5870%, 6/10/27 (144A)	275,000		286,838
Tengizchevroil Finance Company International Ltd, 2.6250%, 8/15/25 (144A)	720,000		748,866
Total Capital International SA, 3.1270%, 5/29/50	700,000		757,199
			2,873,533
Finance Companies – 0.3%
Peach Property Finance GmbH, 4.3750%, 11/15/25 (144A)	540,000	EUR	688,250
Financial Institutions – 0.3%
Akelius Residential Property AB, 1.1250%, 3/14/24	540,000	EUR	678,412
Government Sponsored – 3.2%
Deutsche Bahn Finance GMBH, 0.3750%, 6/23/29	422,000	EUR	534,660
Emirates NDB Bank PJSC, USD SWAP SEMI 30/360 6YR + 3.6560%, 6.1250%‡,µ	700,000		748,216
Enexis Holding NV, 0.7500%, 7/2/31	456,000	EUR	590,989
Equinor ASA, 3.0000%, 4/6/27	1,192,000		1,326,597
Gazprom PJSC, 3.0000%, 6/29/27	1,195,000		1,223,857
Petrobras Global Finance BV, 5.6000%, 1/3/31	629,000		722,910
Petroleos Mexicanos, 6.5000%, 3/13/27	725,000		763,563
Saudi Arabian Oil Co, 3.2500%, 11/24/50 (144A)	365,000		369,453
Saudi Electricity Global Sukuk Co 2, 5.0600%, 4/8/43	400,000		508,033
Saudi Electricity Global Sukuk Co 5, 1.7400%, 9/17/25	700,000		703,135
SingTel Group Treasury Pte Ltd, 1.8750%, 6/10/30	450,000		458,666
			7,950,079
Industrial – 0.3%
CPI Property Group SA, 1.4500%, 4/14/22	550,000	EUR	681,428
Insurance – 1.6%
Aia Group Ltd, 3.3750%, 4/7/30 (144A)	450,000		504,138
Aviva PLC,
UK Govt Bonds 5 Year Note Generic Bid Yield + 4.7000%, 4.0000%, 6/3/55‡	150,000	GBP	236,817
Credit Agricole Assurances SA, 2.0000%, 7/17/30	400,000	EUR	522,689
Direct Line Insurance Group PLC, 4.0000%, 6/5/32	200,000	GBP	318,968
Health Care Service Corp, 2.2000%, 6/1/30 (144A)	1,100,000		1,150,107
Massachusetts Mutual Life Insurance Co, 3.3750%, 4/15/50 (144A)	467,000		509,211
PacifiCorp, 3.3000%, 3/15/51	222,000		254,174
Willis North America Inc, 2.9500%, 9/15/29	371,000		405,715
			3,901,819
Metals & Mining – 0.1%
AngloGold Ashanti Holdings PLC, 3.7500%, 10/1/30	205,000		220,234
Natural Gas – 0.2%
Engie SA, 1.7500%, 3/27/28	400,000	EUR	545,777
Real Estate Investment Trusts (REITs) – 0.3%
Agree LP, 2.9000%, 10/1/30	176,000		186,860
Unibail-Rodamco-Westfield, 1.3750%, 12/4/31	400,000	EUR	491,847
			678,707
Technology – 3.7%
Alphabet Inc, 1.1000%, 8/15/30	596,000		587,163
Apple Inc, 2.6500%, 5/11/50	584,000		618,597
Applied Materials Inc, 1.7500%, 6/1/30	1,100,000		1,139,299
Equinix Inc, 2.1500%, 7/15/30	892,000		906,792
Fiserv Inc, 1.6250%, 7/1/30	446,000	EUR	598,616

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Global Bond Fund

Schedule of Investments (unaudited)

December 31, 2020

Shares or Principal Amounts			Value
Corporate Bonds– (continued)
Technology– (continued)
Global Payments Inc, 2.9000%, 5/15/30	$1,088,000		$1,183,000
Infineon Technologies AG, 1.1250%, 6/24/26	400,000	EUR	515,365
Infor Inc, 1.4500%, 7/15/23 (144A)	157,000		159,526
Lenovo Group Ltd, 3.4210%, 11/2/30 (144A)	200,000		210,123
PayPal Holdings Inc, 2.3000%, 6/1/30	301,000		322,140
Tencent Holdings Ltd, 3.2400%, 6/3/50 (144A)	200,000		207,085
Tencent Music Entertainment Group, 1.3750%, 9/3/25	258,000		258,333
Tencent Music Entertainment Group, 2.0000%, 9/3/30	370,000		367,597
TSMC Global Ltd, 0.7500%, 9/28/25 (144A)	1,200,000		1,195,159
VMware Inc, 4.6500%, 5/15/27	696,000		814,120
			9,082,915
Tobacco – 0.1%
BAT Capital Corp, 4.7000%, 4/2/27	319,000		374,964
Transportation – 0.2%
Heathrow Funding Ltd, 2.7500%, 10/13/29	184,000	GBP	269,571
United Parcel Service Inc, 4.4500%, 4/1/30	282,000		352,569
			622,140
Water Utilities – 0.3%
Thames Water Utilities Finance PLC, 2.3750%, 4/22/40	434,000	GBP	648,769
Total Corporate Bonds (cost $72,788,190)			78,982,848
Foreign Government Bonds– 41.5%
Abu Dhabi Government International Bond, 2.7000%, 9/2/70 (144A)	460,000		429,024
Australia Government Bond, 1.7500%, 6/21/51	840,000	AUD	616,112
Canadian Government Bond, 2.2500%, 6/1/29	1,462,000	CAD	1,305,588
China Government Bond, 2.2000%, 2/13/22	23,320,000	CNY	3,548,036
China Government Bond, 3.2900%, 5/23/29	29,850,000	CNY	4,583,275
China Government Bond, 2.6800%, 5/21/30	20,970,000	CNY	3,076,079
China Government Bond, 3.8600%, 7/22/49	26,040,000	CNY	4,033,576
European Union, 0%, 10/4/30	5,235,000	EUR	6,656,989
European Union, 0.1000%, 10/4/40	979,000	EUR	1,234,138
French Republic Government Bond OAT, 0%, 11/25/30	1,189,180	EUR	1,502,479
French Republic Government Bond OAT, 4.0000%, 4/25/60	182,001	EUR	510,677
Indonesia Treasury Bond, 8.3750%, 3/15/34	78,108,000,000	IDR	6,479,026
Italy Buoni Poliennali Del Tesoro, 0.9500%, 3/15/23	545,000	EUR	685,648
Italy Buoni Poliennali Del Tesoro, 1.8500%, 7/1/25 (144A)	2,888,000	EUR	3,838,884
Italy Buoni Poliennali Del Tesoro, 3.4500%, 3/1/48 (144A)	636,000	EUR	1,143,821
Japan Government Forty Year Bond, 0.8000%, 3/20/58	41,950,000	JPY	422,808
Japan Government Ten Year Bond, 0.1000%, 12/20/29	1,186,350,000	JPY	11,609,430
Japan Government Thirty Year Bond, 0.5000%, 9/20/46	84,850,000	JPY	813,513
Japan Government Thirty Year Bond, 0.7000%, 6/20/48	247,700,000	JPY	2,466,803
Kingdom of Belgium Government Bond, 2.1500%, 6/22/66 (144A)	899,504	EUR	1,862,428
Mexican Bonos, 8.0000%, 12/7/23	186,938,000	MXN	10,310,658
Mexican Bonos, 8.0000%, 11/7/47	55,230,000	MXN	3,276,355
Province of British Columbia Canada, 2.8500%, 6/18/25	5,500,000	CAD	4,742,005
Province of Quebec Canada, 3.0000%, 9/1/23	5,500,000	CAD	4,622,213
Spain Government Bond, 0.6000%, 10/31/29 (144A)	2,485,000	EUR	3,213,505
Spain Government Bond, 1.2500%, 10/31/30 (144A)	4,424,000	EUR	6,037,745
United Kingdom Gilt, 1.6250%, 10/22/28	3,893,467	GBP	5,972,951
United Kingdom Gilt, 1.5000%, 7/22/47	1,683,427	GBP	2,723,287
United Kingdom Gilt, 0.6250%, 10/22/50	2,888,151	GBP	3,823,893
United Mexican States, 3.9000%, 4/27/25	425,000		476,476
Total Foreign Government Bonds (cost $92,704,075)			102,017,422
Inflation-Indexed Bonds– 4.5%
Japanese Government CPI Linked Bond, 0.1000%, 3/10/29((cost $10,793,508)	1,126,472,400	JPY	10,955,937
Mortgage-Backed Securities– 9.4%
Fannie Mae:
2.0000%, TBA, 15 Year Maturity	495,954		518,748
2.0000%, TBA, 30 Year Maturity	3,601,600		3,743,251

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	DECEMBER 31, 2020

Janus Henderson Global Bond Fund

Schedule of Investments (unaudited)

December 31, 2020

Shares or Principal Amounts		Value
Mortgage-Backed Securities– (continued)
Fannie Mae– (continued)
2.5000%, TBA, 30 Year Maturity	$232,023	$244,645
		4,506,644
Fannie Mae Pool:
2.5000%, 11/1/34	380,055	404,188
4.5000%, 11/1/42	25,280	28,257
3.0000%, 1/1/43	10,799	11,521
4.5000%, 10/1/44	56,967	64,353
4.5000%, 3/1/45	87,018	98,299
4.5000%, 6/1/45	50,355	56,156
4.5000%, 2/1/46	94,008	105,079
3.0000%, 3/1/46	2,468,361	2,607,283
3.0000%, 2/1/47	3,082,020	3,288,019
3.0000%, 9/1/49	3,504	3,721
2.5000%, 1/1/50	8,754	9,287
2.5000%, 3/1/50	621,956	661,765
2.5000%, 10/1/50	12,711	13,433
3.0000%, 2/1/57	35,907	38,944
		7,390,305
Freddie Mac Pool:
3.0000%, 5/1/31	336,960	358,045
3.0000%, 9/1/32	1,846	1,974
3.0000%, 10/1/32	2,725	2,874
3.0000%, 12/1/32	461,203	497,663
2.5000%, 4/1/33	446,058	466,679
2.5000%, 11/1/34	319,449	339,794
3.0000%, 6/1/43	1,038	1,090
4.5000%, 5/1/44	45,464	50,708
4.5000%, 7/1/48	53,251	57,904
3.0000%, 10/1/49	795	831
3.0000%, 11/1/49	5,200,984	5,577,041
3.0000%, 11/1/49	166,552	174,267
3.0000%, 11/1/49	62,810	65,720
3.0000%, 12/1/49	83,414	87,278
3.0000%, 12/1/49	19,209	20,099
3.0000%, 12/1/49	10,852	11,355
2.5000%, 1/1/50	3,695	3,920
3.0000%, 3/1/50	3,851	4,060
		7,721,302
Ginnie Mae:
2.5000%, TBA, 30 Year Maturity	557,689	590,409
Ginnie Mae II Pool:
4.0000%, 5/20/48	806,228	867,396
4.0000%, 6/20/48	1,871,407	2,011,634
		2,879,030
Total Mortgage-Backed Securities (cost $22,561,143)		23,087,690
United States Treasury Notes/Bonds– 5.9%
1.7500%, 11/30/21	2,951,600	2,995,182
0.3750%, 3/31/22	8,246,000	8,272,091
2.5000%, 1/31/24	741,000	793,825
2.6250%, 12/31/25	2,108,400	2,344,195
Total United States Treasury Notes/Bonds (cost $14,331,130)		14,405,293
Investment Companies– 5.1%
Money Markets – 5.1%
Janus Henderson Cash Liquidity Fund LLC, 0.1108%ºº,£((cost $12,593,460)	12,592,326	12,593,586
Total Investments (total cost $232,391,912) – 101.3%		248,724,427
Liabilities, net of Cash, Receivables and Other Assets – (1.3)%		(3,120,912)
Net Assets – 100%		$245,603,515

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Global Bond Fund

Schedule of Investments (unaudited)

December 31, 2020

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$85,709,639	34.5%
Japan	27,511,178	11.1
United Kingdom	24,387,552	9.8
China	17,922,882	7.2
Mexico	16,250,099	6.5
Canada	10,669,806	4.3
Spain	9,805,699	3.9
Supranational	7,891,127	3.2
Indonesia	6,479,026	2.6
Italy	5,668,353	2.3
France	4,716,430	1.9
Germany	3,723,328	1.5
Russia	2,916,891	1.2
Brazil	2,224,424	0.9
Belgium	2,119,549	0.8
Taiwan	2,112,919	0.8
Netherlands	1,992,422	0.8
United Arab Emirates	1,968,375	0.8
Switzerland	1,730,366	0.7
Saudi Arabia	1,580,621	0.6
Norway	1,326,597	0.5
Hong Kong	1,249,988	0.5
Australia	1,003,437	0.4
Colombia	756,000	0.3
Democratic Republic of the Congo	752,500	0.3
Kazakhstan	748,866	0.3
South Africa	738,290	0.3
Macao	730,828	0.3
Turkey	725,970	0.3
Luxembourg	696,315	0.3
Czech Republic	681,428	0.3
Sweden	678,412	0.3
Singapore	458,666	0.2
Poland	289,372	0.1
Thailand	286,838	0.1
Tanzania	220,234	0.1

Total	$248,724,427	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	DECEMBER 31, 2020

Janus Henderson Global Bond Fund

Schedule of Investments (unaudited)

December 31, 2020

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 12/31/20
Investment Companies - 5.1%
Money Markets - 5.1%
Janus Henderson Cash Liquidity Fund LLC, 0.1108%ºº	$6,049	$(187)	$(50)	$12,593,586
Investments Purchased with Cash Collateral from Securities Lending - N/A
Investment Companies - N/A
Janus Henderson Cash Collateral Fund LLC, 0.0264%ºº	106∆	-	-	-
Total Affiliated Investments - 5.1%	$6,155	$(187)	$(50)	$12,593,586

	Value at 6/30/20	Purchases	Sales Proceeds	Value at 12/31/20
Investment Companies - 5.1%
Money Markets - 5.1%
Janus Henderson Cash Liquidity Fund LLC, 0.1108%ºº	11,801,751	57,874,092	(57,082,020)	12,593,586
Investments Purchased with Cash Collateral from Securities Lending - N/A
Investment Companies - N/A
Janus Henderson Cash Collateral Fund LLC, 0.0264%ºº	-	1,917,664	(1,917,664)	-

Schedule of Forward Foreign Currency Exchange Contracts, Open

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
Bank of America, National Association:
Australian Dollar	3/10/21	1,377,000	$(1,025,103)	$36,889
British Pound	3/10/21	(8,070,223)	10,789,371	(249,488)
Canadian Dollar	3/10/21	2,770,174	(2,162,254)	14,996
Danish Krone	3/10/21	(206,000)	33,465	(410)
Euro	3/10/21	7,417,200	(8,968,960)	105,089
Japanese Yen	3/10/21	(348,295,000)	3,341,982	(34,575)
Mexican Peso	3/10/21	(4,633,400)	230,500	(632)
New Zealand Dollar	3/10/21	7,806,000	(5,485,581)	130,683

				2,552
Barclays Capital, Inc.:

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Global Bond Fund

Schedule of Investments (unaudited)

December 31, 2020

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
Australian Dollar	3/10/21	(2,101,000)	$1,563,784	(56,584)
British Pound	3/10/21	(179,400)	239,844	(5,549)
Canadian Dollar	3/10/21	(10,711,000)	8,360,457	(57,976)
Euro	3/10/21	(392,000)	474,036	(5,528)
Japanese Yen	3/10/21	511,709,000	(4,909,948)	50,832
Norwegian Krone	3/10/21	(18,589,000)	2,102,477	(68,760)
Swedish Krona	3/10/21	11,752,000	(1,382,940)	47,436

				(96,129)
BNP Paribas:
British Pound	3/10/21	1,606,000	(2,147,535)	49,233
Canadian Dollar	3/10/21	(7,205,000)	5,623,546	(39,306)
Euro	3/10/21	(8,865,184)	10,719,072	(126,411)
Japanese Yen	3/10/21	395,979,000	(3,799,610)	39,221
New Zealand Dollar	3/10/21	(379,000)	266,301	(6,382)
Norwegian Krone	3/10/21	23,970,000	(2,710,825)	88,924
Singapore Dollar	3/10/21	2,643,000	(1,974,606)	25,880
Swedish Krona	3/10/21	(5,258,000)	618,856	(21,113)

				10,046
Citibank, National Association:
Australian Dollar	3/10/21	5,552,250	(4,133,428)	148,670
British Pound	3/10/21	(7,974,000)	10,660,999	(246,242)
Canadian Dollar	3/10/21	9,366,500	(7,310,844)	50,864
Euro	3/10/21	(9,715,996)	11,749,954	(136,394)
Japanese Yen	3/10/21	159,640,478	(1,533,158)	14,482
Mexican Peso	3/10/21	(58,968,200)	2,930,636	(10,934)
New Zealand Dollar	3/10/21	(5,441,000)	3,822,770	(91,922)
Norwegian Krone	3/10/21	(26,240,000)	2,966,199	(98,692)
Swedish Krona	3/10/21	2,260,000	(265,971)	9,101

				(361,067)
Credit Suisse International:
Euro	3/10/21	309,744	(374,547)	4,387
Swiss Franc	3/10/21	1,067,000	(1,200,756)	7,454

				11,841
HSBC Securities (USA), Inc.:
British Pound	3/10/21	(67,000)	89,572	(2,074)
Euro	3/10/21	10,567,000	(12,777,204)	150,244
Japanese Yen	3/10/21	251,202,000	(2,410,402)	24,884
Mexican Peso	3/10/21	(18,704,000)	929,659	(3,371)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	DECEMBER 31, 2020

Janus Henderson Global Bond Fund

Schedule of Investments (unaudited)

December 31, 2020

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
New Zealand Dollar	3/10/21	(1,984,000)	$1,393,933	(33,516)
Norwegian Krone	3/10/21	(3,147,000)	355,932	(11,645)

				124,522
JPMorgan Chase Bank, National Association:
Australian Dollar	3/10/21	147,000	(109,425)	3,947
British Pound	3/10/21	8,190,000	(10,950,620)	252,077
Canadian Dollar	3/10/21	467,000	(364,511)	2,533
Euro	3/10/21	14,192,554	(17,164,801)	198,075
Japanese Yen	3/10/21	(129,380,000)	1,241,440	(12,839)
Korean Won	3/10/21	3,232,375,000	(2,970,742)	7,761
Mexican Peso	3/10/21	(170,063,000)	8,451,007	(32,415)
Norwegian Krone	3/10/21	25,831,000	(2,921,196)	95,923

				515,062
Morgan Stanley & Co:
Australian Dollar	3/10/21	(727,606)	541,576	(19,580)
British Pound	3/10/21	(692,672)	926,154	(21,318)
Polish Zloty	3/10/21	3,745,000	(1,018,798)	(14,212)
Swiss Franc	3/10/21	161,000	(181,193)	1,114

				(53,996)
Total				$152,831

Schedule of Futures

Description	Number of Contracts	Expiration Date	Value and Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
Futures Purchased:
Euro-BTP	11	3/10/21	$2,055,022	$8,748	$-
Futures Sold:
Long Gilt	77	3/31/21	(14,269,904)	(154,310)	(30,532)
Total				$(145,562)	$(30,532)

Schedule of Centrally Cleared Interest Rate Swaps
Payments made by Fund	Payments received by Fund	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
AUD BBR 6M	0.6425% Fixed Rate	Semiannual	12/4/25	99,000,000	AUD	$750	$(80,012)	$41,380

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Global Bond Fund

Schedule of Investments (unaudited)

December 31, 2020

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of December 31, 2020.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of December 31, 2020

	Currency Contracts	Interest Rate Contracts	Total
Asset Derivatives:
Forward foreign currency exchange contracts	$1,560,699	$ -	$1,560,699
Variation margin receivable	-	41,380	41,380

Total Asset Derivatives	$1,560,699	$ 41,380	$1,602,079
Liability Derivatives:
Forward foreign currency exchange contracts	$1,407,868	$ -	$1,407,868
Variation margin payable	-	30,532	30,532

Total Liability Derivatives	$1,407,868	$ 30,532	$1,438,400

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended December 31, 2020.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the period ended December 31, 2020

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Credit Contracts	Currency Contracts	Interest Rate Contracts	Total
Futures contracts	$ -	$ -	$ (7,703)	$ (7,703)
Forward foreign currency exchange contracts	-	(916,210)	-	(916,210)
Purchased options contracts	-	(203,174)	-	(203,174)
Swap contracts	(5,347)	-	120,342	114,995

Total	$ (5,347)	$(1,119,384)	$ 112,639	$(1,012,092)

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Credit Contracts	Currency Contracts	Interest Rate Contracts	Total
Futures contracts	$ -	$ -	$ (145,562)	$ (145,562)
Forward foreign currency exchange contracts	-	386,208	-	386,208
Purchased options contracts	-	203,166	-	203,166
Swap contracts	-	-	(173,993)	(173,993)

Total	$ -	$ 589,374	$ (319,555)	$ 269,819

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Fund’s Statement of Operations.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

16	DECEMBER 31, 2020

Janus Henderson Global Bond Fund

Schedule of Investments (unaudited)

December 31, 2020

Average Ending Monthly Market Value of Derivative Instruments During the Period Ended December 31, 2020

Market Value(a)
Forward foreign currency exchange contracts, purchased	$ 90,625,069
Forward foreign currency exchange contracts, sold	81,386,522
Futures contracts, purchased	901,266
Futures contracts, sold	4,006,048
Interest rate swaps, receive fixed rate/pay floating rate	53,672
Purchased options contracts, put	1

(a) Forward foreign currency exchange contracts are reported as the average ending monthly currency amount purchased or sold.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Global Bond Fund

Notes to Schedule of Investments and Other Information (unaudited)

Bloomberg Barclays Global Aggregate Bond Index	Bloomberg Barclays Global Aggregate Bond Index is a broad-based measure of the global investment grade fixed-rate debt markets.

AUD BBR 6M	Australian Bank Bill Swap Rate
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
PJSC	Private Joint Stock Company
PLC	Public Limited Company
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended December 31, 2020 is $29,159,231, which represents 11.9% of net assets.

‡

Variable or floating rate security. Rate shown is the current rate as of December 31, 2020. Certain variable rate securities are not based on a published reference rate and spread; they are determined by the issuer or agent and current market conditions. Reference rate is as of reset date and may vary by security, which may not indicate a reference rate and/or spread in their description.

ºº	Rate shown is the 7-day yield as of December 31, 2020.

µ	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer. The date indicated, if any, represents the next call date.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

18	DECEMBER 31, 2020

Janus Henderson Global Bond Fund

Notes to Schedule of Investments and Other Information (unaudited)

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2020. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$6,681,651	$-
Corporate Bonds	-	78,982,848	-
Foreign Government Bonds	-	102,017,422	-
Inflation-Indexed Bonds	-	10,955,937	-
Mortgage-Backed Securities	-	23,087,690	-
United States Treasury Notes/Bonds	-	14,405,293	-
Investment Companies	-	12,593,586	-
Total Investments in Securities	$-	$248,724,427	$-
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	1,560,699	-
Variation Margin Receivable	0	41,380	-
Total Assets	$0	$250,326,506	$-
Liabilities
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	$-	$1,407,868	$-
Variation Margin Payable	30,532	-	-
Total Liabilities	$30,532	$1,407,868	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Janus Investment Fund	19

Janus Henderson Global Bond Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2020

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value(1)	$236,130,841
Affiliated investments, at value(2)	12,593,586
Cash	9,280
Deposits with brokers for centrally cleared derivatives	810,000
Deposits with brokers for futures	650,000
Forward foreign currency exchange contracts	1,560,699
Cash denominated in foreign currency(3)	60,205
Closed foreign currency contracts	41,119
Variation margin receivable	41,380
Non-interested Trustees' deferred compensation	5,541
Receivables:
Interest	1,253,956
Fund shares sold	308,900
Dividends from affiliates	901
Other assets	3,091
Total Assets	253,469,499
Liabilities:
Forward foreign currency exchange contracts	1,407,868
Closed foreign currency contracts	34,401
Variation margin payable	30,532
Payables:	—
Investments purchased	5,068,768
Fund shares repurchased	937,528
Foreign tax liability	90,579
Advisory fees	87,460
Professional fees	39,933
Dividends	26,747
Transfer agent fees and expenses	19,606
Non-interested Trustees' deferred compensation fees	5,541
Custodian fees	5,113
12b-1 Distribution and shareholder servicing fees	1,881
Affiliated fund administration fees payable	568
Non-interested Trustees' fees and expenses	399
Accrued expenses and other payables	109,060
Total Liabilities	7,865,984
Net Assets	$245,603,515

See Notes to Financial Statements.

20	DECEMBER 31, 2020

Janus Henderson Global Bond Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2020

Net Assets Consist of:
Capital (par value and paid-in surplus)	$228,595,596
Total distributable earnings (loss)(4)	17,007,919
Total Net Assets	$245,603,515
Net Assets - Class A Shares	$1,905,016
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	181,140
Net Asset Value Per Share(5)	$10.52
Maximum Offering Price Per Share(6)	$11.04
Net Assets - Class C Shares	$1,720,357
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	163,529
Net Asset Value Per Share(5)	$10.52
Net Assets - Class D Shares	$23,373,716
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,224,884
Net Asset Value Per Share	$10.51
Net Assets - Class I Shares	$35,295,451
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,360,310
Net Asset Value Per Share	$10.50
Net Assets - Class N Shares	$143,634,365
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	13,683,903
Net Asset Value Per Share	$10.50
Net Assets - Class S Shares	$20,385
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,940
Net Asset Value Per Share	$10.51
Net Assets - Class T Shares	$39,654,225
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,773,774
Net Asset Value Per Share	$10.51

(1) Includes cost of $219,798,452.

(2) Includes cost of $12,593,460.

(3) Includes cost of $60,205.

(4) Includes $90,578 of foreign capital gains tax on investments.

(5) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(6) Maximum offering price is computed at 100/95.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Global Bond Fund

Statement of Operations (unaudited)

For the period ended December 31, 2020

Investment Income:
Interest	$2,405,846
Dividends from affiliates	6,049
Affiliated securities lending income, net	106
Unaffiliated securities lending income, net	17
Other income	184
Foreign tax withheld	(44,025)
Total Investment Income	2,368,177
Expenses:
Advisory fees	747,410
12b-1 Distribution and shareholder servicing fees:
Class A Shares	2,250
Class C Shares	7,638
Class S Shares	76
Transfer agent administrative fees and expenses:
Class D Shares	13,113
Class S Shares	77
Class T Shares	46,809
Transfer agent networking and omnibus fees:
Class A Shares	784
Class C Shares	650
Class I Shares	21,195
Other transfer agent fees and expenses:
Class A Shares	70
Class C Shares	45
Class D Shares	2,105
Class I Shares	680
Class N Shares	1,952
Class S Shares	5
Class T Shares	187
Registration fees	82,373
Professional fees	31,257
Custodian fees	19,062
Shareholder reports expense	7,944
Affiliated fund administration fees	3,114
Non-interested Trustees’ fees and expenses	2,560
Other expenses	51,872
Total Expenses	1,043,228
Less: Excess Expense Reimbursement and Waivers	(207,119)
Net Expenses	836,109
Net Investment Income/(Loss)	1,532,068

See Notes to Financial Statements.

22	DECEMBER 31, 2020

Janus Henderson Global Bond Fund

Statement of Operations (unaudited)

For the period ended December 31, 2020

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$4,244,703
Investments in affiliates	(187)
Purchased options contracts	(203,174)
Forward foreign currency exchange contracts	(916,210)
Futures contracts	(7,703)
Swap contracts	114,995
Total Net Realized Gain/(Loss) on Investments	3,232,424
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation(1)	11,474,664
Investments in affiliates	(50)
Purchased options contracts	203,166
Forward foreign currency exchange contracts	386,208
Futures contracts	(145,562)
Swap contracts	(173,993)
Total Change in Unrealized Net Appreciation/Depreciation	11,744,433
Net Increase/(Decrease) in Net Assets Resulting from Operations	$16,508,925

(1) Includes change in unrealized appreciation/depreciation of $(90,578) due to foreign capital gains tax on investments.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Global Bond Fund

Statements of Changes in Net Assets

	Period ended December 31, 2020 (unaudited)	Year ended June 30, 2020

Operations:
Net investment income/(loss)	$1,532,068	$3,121,280
Net realized gain/(loss) on investments	3,232,424	12,545,763
Change in unrealized net appreciation/depreciation	11,744,433	(2,448,429)
Net Increase/(Decrease) in Net Assets Resulting from Operations	16,508,925	13,218,614
Dividends and Distributions to Shareholders:
Class A Shares	(50,346)	(19,355)
Class C Shares	(39,282)	(7,878)
Class D Shares	(641,081)	(189,598)
Class I Shares	(970,266)	(332,527)
Class N Shares	(4,144,141)	(2,602,072)
Class S Shares	(712)	(1,004)
Class T Shares	(1,068,731)	(91,941)
Net Decrease from Dividends and Distributions to Shareholders	(6,914,559)	(3,244,375)
Capital Share Transactions:
Class A Shares	312,053	102,094
Class C Shares	173,618	(232,787)
Class D Shares	3,617,082	7,949,586
Class I Shares	4,144,237	5,896,218
Class N Shares	(20,940,761)	(15,429,612)
Class S Shares	(116,944)	(195,668)
Class T Shares	9,282,553	23,452,919
Net Increase/(Decrease) from Capital Share Transactions	(3,528,162)	21,542,750
Net Increase/(Decrease) in Net Assets	6,066,204	31,516,989
Net Assets:
Beginning of period	239,537,311	208,020,322
End of period	$245,603,515	$239,537,311

See Notes to Financial Statements.

24	DECEMBER 31, 2020

Janus Henderson Global Bond Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended December 31, 2020 (unaudited) and the year ended June 30	2020	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$10.10	$9.63	$9.40	$9.54	$9.84	$9.59
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.05	0.12	0.14	0.23	0.15	0.17
Net realized and unrealized gain/(loss)	0.66	0.47	0.23	(0.14)	(0.28)	0.25
Total from Investment Operations	0.71	0.59	0.37	0.09	(0.13)	0.42
Less Dividends and Distributions:
Dividends (from net investment income)	(0.06)	(0.12)	(0.09)	—	—	(0.01)
Distributions (from capital gains)	(0.23)	—	—	—	—	—
Return of capital	—	—	(0.05)	(0.23)	(0.17)	(0.16)
Total Dividends and Distributions	(0.29)	(0.12)	(0.14)	(0.23)	(0.17)	(0.17)
Net Asset Value, End of Period	$10.52	$10.10	$9.63	$9.40	$9.54	$9.84
Total Return*	7.01%	6.20%	3.96%	0.92%	(1.32)%	4.47%
Net Assets, End of Period (in thousands)	$1,905	$1,530	$1,364	$2,230	$3,124	$14,574
Average Net Assets for the Period (in thousands)	$1,745	$1,532	$1,522	$2,633	$9,227	$18,018
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.29%	1.29%	1.33%	1.10%	1.05%	1.07%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.96%	0.95%	0.97%	0.94%	0.98%	1.02%
Ratio of Net Investment Income/(Loss)	0.98%	1.21%	1.49%	2.39%	1.58%	1.78%
Portfolio Turnover Rate	31%(2)	164%(2)	248%	249%	210%	125%

Class C Shares
For a share outstanding during the period ended December 31, 2020 (unaudited) and the year ended June 30	2020	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$10.11	$9.64	$9.41	$9.54	$9.85	$9.60
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.01	0.04	0.07	0.16	0.09	0.10
Net realized and unrealized gain/(loss)	0.65	0.48	0.23	(0.13)	(0.30)	0.25
Total from Investment Operations	0.66	0.52	0.30	0.03	(0.21)	0.35
Less Dividends and Distributions:
Dividends (from net investment income)	(0.02)	(0.05)	(0.05)	—	—	—(3)
Distributions (from capital gains)	(0.23)	—	—	—	—	—
Return of capital	—	—	(0.02)	(0.16)	(0.10)	(0.10)
Total Dividends and Distributions	(0.25)	(0.05)	(0.07)	(0.16)	(0.10)	(0.10)
Net Asset Value, End of Period	$10.52	$10.11	$9.64	$9.41	$9.54	$9.85
Total Return*	6.50%	5.41%	3.19%	0.33%	(2.16)%	3.71%
Net Assets, End of Period (in thousands)	$1,720	$1,491	$1,646	$2,422	$3,334	$5,288
Average Net Assets for the Period (in thousands)	$1,505	$1,525	$1,849	$2,908	$4,557	$6,037
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.06%	2.03%	2.04%	1.80%	1.80%	1.79%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.70%	1.69%	1.71%	1.65%	1.72%	1.74%
Ratio of Net Investment Income/(Loss)	0.23%	0.46%	0.74%	1.68%	0.93%	1.06%
Portfolio Turnover Rate	31%(2)	164%(2)	248%	249%	210%	125%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

(3) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	25

Janus Henderson Global Bond Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended December 31, 2020 (unaudited) and the year ended June 30	2020	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$10.09	$9.62	$9.39	$9.53	$9.84	$9.59
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.06	0.13	0.16	0.25	0.18	0.19
Net realized and unrealized gain/(loss)	0.66	0.48	0.23	(0.14)	(0.30)	0.25
Total from Investment Operations	0.72	0.61	0.39	0.11	(0.12)	0.44
Less Dividends and Distributions:
Dividends (from net investment income)	(0.07)	(0.14)	(0.11)	—	—	(0.01)
Distributions (from capital gains)	(0.23)	—	—	—	—	—
Return of capital	—	—	(0.05)	(0.25)	(0.19)	(0.18)
Total Dividends and Distributions	(0.30)	(0.14)	(0.16)	(0.25)	(0.19)	(0.19)
Net Asset Value, End of Period	$10.51	$10.09	$9.62	$9.39	$9.53	$9.84
Total Return*	7.13%	6.43%	4.18%	1.12%	(1.24)%	4.67%
Net Assets, End of Period (in thousands)	$23,374	$18,928	$10,293	$12,026	$10,045	$11,390
Average Net Assets for the Period (in thousands)	$21,873	$13,105	$10,705	$11,262	$10,889	$9,684
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.95%	0.93%	1.00%	0.92%	0.90%	0.93%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.74%	0.74%	0.76%	0.75%	0.78%	0.83%
Ratio of Net Investment Income/(Loss)	1.20%	1.37%	1.68%	2.55%	1.90%	1.98%
Portfolio Turnover Rate	31%(2)	164%(2)	248%	249%	210%	125%

Class I Shares
For a share outstanding during the period ended December 31, 2020 (unaudited) and the year ended June 30	2020	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$10.09	$9.62	$9.39	$9.53	$9.84	$9.58
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.06	0.14	0.16	0.25	0.19	0.20
Net realized and unrealized gain/(loss)	0.65	0.48	0.23	(0.13)	(0.31)	0.26
Total from Investment Operations	0.71	0.62	0.39	0.12	(0.12)	0.46
Less Dividends and Distributions:
Dividends (from net investment income)	(0.07)	(0.15)	(0.11)	—	—	(0.01)
Distributions (from capital gains)	(0.23)	—	—	—	—	—
Return of capital	—	—	(0.05)	(0.26)	(0.19)	(0.19)
Total Dividends and Distributions	(0.30)	(0.15)	(0.16)	(0.26)	(0.19)	(0.20)
Net Asset Value, End of Period	$10.50	$10.09	$9.62	$9.39	$9.53	$9.84
Total Return*	7.03%	6.47%	4.24%	1.17%	(1.19)%	4.85%
Net Assets, End of Period (in thousands)	$35,295	$29,927	$22,953	$25,421	$31,136	$38,506
Average Net Assets for the Period (in thousands)	$32,310	$21,968	$22,886	$31,326	$33,938	$31,348
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.91%	0.85%	0.88%	0.82%	0.81%	0.80%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.74%	0.70%	0.71%	0.69%	0.73%	0.75%
Ratio of Net Investment Income/(Loss)	1.20%	1.45%	1.74%	2.62%	1.94%	2.05%
Portfolio Turnover Rate	31%(2)	164%(2)	248%	249%	210%	125%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

26	DECEMBER 31, 2020

Janus Henderson Global Bond Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended December 31, 2020 (unaudited) and the year ended June 30	2020	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$10.09	$9.61	$9.39	$9.52	$9.83	$9.58
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.07	0.15	0.17	0.26	0.20	0.21
Net realized and unrealized gain/(loss)	0.65	0.49	0.22	(0.13)	(0.31)	0.25
Total from Investment Operations	0.72	0.64	0.39	0.13	(0.11)	0.46
Less Dividends and Distributions:
Dividends (from net investment income)	(0.08)	(0.16)	(0.11)	—	—	(0.01)
Distributions (from capital gains)	(0.23)	—	—	—	—	—
Return of capital	—	—	(0.06)	(0.26)	(0.20)	(0.20)
Total Dividends and Distributions	(0.31)	(0.16)	(0.17)	(0.26)	(0.20)	(0.21)
Net Asset Value, End of Period	$10.50	$10.09	$9.61	$9.39	$9.52	$9.83
Total Return*	7.10%	6.69%	4.23%	1.38%	(1.09)%	4.84%
Net Assets, End of Period (in thousands)	$143,634	$158,474	$166,397	$183,605	$178,045	$208,508
Average Net Assets for the Period (in thousands)	$149,427	$161,595	$170,128	$186,758	$188,871	$210,982
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.76%	0.74%	0.77%	0.72%	0.70%	0.71%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.60%	0.60%	0.61%	0.60%	0.62%	0.66%
Ratio of Net Investment Income/(Loss)	1.32%	1.55%	1.83%	2.72%	2.07%	2.14%
Portfolio Turnover Rate	31%(2)	164%(2)	248%	249%	210%	125%

Class S Shares
For a share outstanding during the period ended December 31, 2020 (unaudited) and the year ended June 30	2020	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$10.10	$9.64	$9.41	$9.54	$9.85	$9.60
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.04	0.11	0.13	0.22	0.17	0.19
Net realized and unrealized gain/(loss)	0.65	0.46	0.23	(0.13)	(0.32)	0.26
Total from Investment Operations	0.69	0.57	0.36	0.09	(0.15)	0.45
Less Dividends and Distributions:
Dividends (from net investment income)	(0.05)	(0.11)	(0.09)	—	—	(0.01)
Distributions (from capital gains)	(0.23)	—	—	—	—	—
Return of capital	—	—	(0.04)	(0.22)	(0.16)	(0.19)
Total Dividends and Distributions	(0.28)	(0.11)	(0.13)	(0.22)	(0.16)	(0.20)
Net Asset Value, End of Period	$10.51	$10.10	$9.64	$9.41	$9.54	$9.85
Total Return*	6.81%	5.92%	3.93%	0.92%	(1.52)%	4.72%
Net Assets, End of Period (in thousands)	$20	$133	$319	$448	$448	$267
Average Net Assets for the Period (in thousands)	$61	$89	$375	$435	$369	$173
Ratios to Average Net Assets**:
Ratio of Gross Expenses	6.25%	4.64%	2.01%	1.40%	1.21%	1.22%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.10%	1.10%	1.01%	1.05%	1.07%	0.79%
Ratio of Net Investment Income/(Loss)	0.73%	1.09%	1.43%	2.25%	1.76%	2.01%
Portfolio Turnover Rate	31%(2)	164%(2)	248%	249%	210%	125%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

Janus Investment Fund	27

Janus Henderson Global Bond Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended December 31, 2020 (unaudited) and the year ended June 30	2020	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$10.10	$9.63	$9.40	$9.53	$9.84	$9.59
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.06	0.13	0.15	0.24	0.17	0.18
Net realized and unrealized gain/(loss)	0.65	0.47	0.23	(0.13)	(0.30)	0.25
Total from Investment Operations	0.71	0.60	0.38	0.11	(0.13)	0.43
Less Dividends and Distributions:
Dividends (from net investment income)	(0.07)	(0.13)	(0.10)	—	—	(0.01)
Distributions (from capital gains)	(0.23)	—	—	—	—	—
Return of capital	—	—	(0.05)	(0.24)	(0.18)	(0.17)
Total Dividends and Distributions	(0.30)	(0.13)	(0.15)	(0.24)	(0.18)	(0.18)
Net Asset Value, End of Period	$10.51	$10.10	$9.63	$9.40	$9.53	$9.84
Total Return*	6.96%	6.32%	4.09%	1.14%	(1.32)%	4.59%
Net Assets, End of Period (in thousands)	$39,654	$29,055	$5,048	$6,600	$5,804	$8,994
Average Net Assets for the Period (in thousands)	$36,175	$6,485	$5,509	$6,097	$7,240	$10,362
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.04%	1.03%	1.07%	0.99%	0.95%	0.96%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.86%	0.85%	0.85%	0.83%	0.86%	0.90%
Ratio of Net Investment Income/(Loss)	1.08%	1.32%	1.60%	2.46%	1.80%	1.89%
Portfolio Turnover Rate	31%(2)	164%(2)	248%	249%	210%	125%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

28	DECEMBER 31, 2020

Janus Henderson Global Bond Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Global Bond Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 45 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks total return, consistent with preservation of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds currently implement an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

It is expected that the conversion of Class C Shares to Class A Shares will not result in a taxable event. Please consult your tax adviser for further information.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Janus Investment Fund	29

Janus Henderson Global Bond Fund

Notes to Financial Statements (unaudited)

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with United States of America generally accepted accounting principles ("US GAAP").

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets

30	DECEMBER 31, 2020

Janus Henderson Global Bond Fund

Notes to Financial Statements (unaudited)

and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2020 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date

Janus Investment Fund	31

Janus Henderson Global Bond Fund

Notes to Financial Statements (unaudited)

of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

Dividends are declared daily and distributed monthly for the Fund. Realized capital gains, if any, are declared and distributed in December. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on futures contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended December 31, 2020 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

32	DECEMBER 31, 2020

Janus Henderson Global Bond Fund

Notes to Financial Statements (unaudited)

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital's ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Janus Investment Fund	33

Janus Henderson Global Bond Fund

Notes to Financial Statements (unaudited)

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the period, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to take a positive outlook on the related currency. These forward contracts seek to increase exposure to currency risk.

During the period, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to take a negative outlook on the related currency. These forward contracts seek to increase exposure to currency risk.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used. Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). The change in unrealized net appreciation/depreciation is reported on the Statement of Operations (if applicable). When a contract is closed, a realized gain or loss is reported on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the period, the Fund purchased interest rate futures to increase exposure to interest rate risk.

During the period, the Fund sold interest rate futures to decrease exposure to interest rate risk.

Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner) "exercises" the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid. Upon expiration, or closing of the option transaction, a realized gain or loss is reported on the

34	DECEMBER 31, 2020

Janus Henderson Global Bond Fund

Notes to Financial Statements (unaudited)

Statement of Operations (if applicable). The difference between the premium paid/received and the market value of the option is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported on the Statement of Operations (if applicable). Option contracts are typically valued using an approved vendor’s option valuation model. To the extent reliable market quotations are available, option contracts are valued using market quotations. In cases when an approved vendor cannot provide coverage for an option and there is no reliable market quotation, a broker quotation or an internal valuation using the Black-Scholes model, the Cox-Rubinstein Binomial Option Pricing Model, or other appropriate option pricing model is used. Certain options contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities as “Variation margin receivable” or “Variation margin payable” (if applicable).

The Fund may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Fund may be subject to counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Fund to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Fund may purchase call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Options purchased are reported in the Schedule of Investments (if applicable).

During the period, the Fund purchased put options on foreign exchange rates vs. the U.S. dollar in order to decrease foreign currency exposure and increase U.S. dollar exposure where decreasing this exposure via the options market was most attractive.

There were no options held at December 31, 2020.

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. If the other party to a swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the OTC market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Fund to centrally clear certain interest rate and credit default index

Janus Investment Fund	35

Janus Henderson Global Bond Fund

Notes to Financial Statements (unaudited)

swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Fund will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member. Alternatively, the Fund may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Fund may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the U.S. Commodity Futures Trading Commission (“CFTC”). A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.

Index swaps, interest rate swaps, and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades. The market value of swap contracts are aggregated by positive and negative values and are disclosed separately as an asset or liability on the Fund’s Statement of Assets and Liabilities (if applicable). Realized gains and losses are reported on the Fund’s Statement of Operations (if applicable). The change in unrealized net appreciation or depreciation during the period is included in the Statement of Operations (if applicable).

The Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

The Fund may enter into various types of credit default swap agreements, including OTC credit default swap agreements, for investment purposes, to add leverage to its Fund, or to hedge against widening credit spreads on high-yield/high-risk bonds. Credit default swaps are a specific kind of counterparty agreement that allow the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. Credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk, and credit risk. The Fund will generally incur a greater degree of risk when it sells a credit default swap than when it purchases a credit default swap. As a buyer of a credit default swap, the Fund may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Fund.

As a buyer of credit protection, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default or other credit event by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund as buyer would pay to the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and potentially received no benefit from the contract.

If the Fund is the seller of credit protection against a particular security, the Fund would receive an up-front or periodic payment to compensate against potential credit events. As the seller in a credit default swap contract, the Fund would be required to pay the par value (the “notional value”) (or other agreed-upon value) of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional value of the swap. The maximum potential amount of future payments (undiscounted) that the Fund as a seller could be required to make in a credit default transaction would be the notional amount of the agreement.

36	DECEMBER 31, 2020

Janus Henderson Global Bond Fund

Notes to Financial Statements (unaudited)

The Fund may invest in CDXs. A CDX is a swap on an index of credit default swaps. CDXs allow an investor to manage credit risk or take a position on a basket of credit entities (such as credit default swaps or commercial mortgage-backed securities) in a more efficient manner than transacting in a single-name CDS. If a credit event occurs in one of the underlying companies, the protection is paid out via the delivery of the defaulted bond by the buyer of protection in return for a payment of notional value of the defaulted bond by the seller of protection or it may be settled through a cash settlement between the two parties. The underlying company is then removed from the index. If the Fund holds a long position in a CDX, the Fund would indirectly bear its proportionate share of any expenses paid by a CDX. A Fund holding a long position in CDXs typically receives income from principal or interest paid on the underlying securities. By investing in CDXs, the Fund could be exposed to illiquidity risk, counterparty risk, and credit risk of the issuers of the underlying loan obligations and of the CDX markets. If there is a default by the CDX counterparty, the Fund will have contractual remedies pursuant to the agreements related to the transaction. CDXs also bear the risk that the Fund will not be able to meet its obligation to the counterparty.

During the period, the Fund purchased protection via the credit default swap market in order to reduce credit risk exposure to individual corporates, countries and/or credit indices where reducing this exposure via the cash bond market was less attractive.

There were no credit default swaps held at December 31, 2020.

The Fund’s use of interest rate swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Interest rate swaps do not involve the delivery of securities, other underlying assets, or principal. Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps may result in potential losses if interest rates do not move as expected or if the counterparties are unable to satisfy their obligations. Interest rate swaps are generally entered into on a net basis. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make.

During the period, the Fund entered into interest rate swaps paying a floating interest rate and receiving a fixed interest rate in order to increase interest rate risk (duration) exposure. As interest rates fall, the Fund benefits by paying a lower future floating rate, while receiving a fixed rate that has not decreased.

3. Other Investments and Strategies

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

In the aftermath of the 2007-2008 financial crisis, the financial sector experienced reduced liquidity in credit and other fixed-income markets, and an unusually high degree of volatility, both domestically and internationally. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took a number of unprecedented steps designed to support the financial markets. For example, the enactment of the Dodd-Frank Act in 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. More recently, in response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record-low levels. Extremely low or negative interest rates may become more prevalent or may not work as intended. As there is little precedent for this situation, the impact on various markets that interest rate or other significant policy changes may have is unknown. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments.

Janus Investment Fund	37

Janus Henderson Global Bond Fund

Notes to Financial Statements (unaudited)

Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including Janus CapitalJanus Capital has entered into a personnel-sharing arrangement with its foreign (non-U.S.) affiliate, Janus Capital International Limited (UK) (“JCIL”), pursuant to which one or more employees of JCIL may also serve as “associated persons” of Janus Capital. In this capacity, such employees of JCIL are subject to the oversight and supervision of Janus Capital and may provide portfolio management, research, and related services to the Fund on behalf of Janus Capital. The responsibilities of both Janus Capital and JCIL under the participating affiliate arrangement are documented in a memorandum of understanding between the two entities. or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU, commonly known as “Brexit,” which immediately led to significant market volatility around the world, as well as political, economic and legal uncertainty. The United Kingdom formally left the EU on January 31, 2020 and entered into an eleven-month transition period, which expired on December 31, 2020. The negative impact on not only the United Kingdom and European economies could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on the United Kingdom and/or Europe for their business activities and revenues. Any further exits from the EU, or an increase in the belief that such exits are likely or possible, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

38	DECEMBER 31, 2020

Janus Henderson Global Bond Fund

Notes to Financial Statements (unaudited)

Emerging Market Investing

Within the parameters of its specific investment policies, the Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Such countries include but are not limited to countries included in the MSCI Emerging Markets IndexSM. To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. Similarly, issuers in such markets may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which U.S. companies are subject. There is a risk in developing countries that a current or future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance.

Inflation-Linked Securities

The Fund may invest in inflation-indexed bonds, including municipal inflation-indexed bonds and corporate inflation-indexed bonds, or in derivatives that are linked to these securities. Inflation-linked bonds are fixed-income securities that have a principal value that is periodically adjusted according to the rate of inflation. If an index measuring inflation falls, the principal value of inflation-indexed bonds will typically be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Because of their inflation adjustment feature, inflation-linked bonds typically have lower yields than conventional fixed-rate bonds. In addition, inflation-linked bonds also normally decline in price when real interest rates rise. In the event of deflation, when prices decline over time, the principal and income of inflation-linked bonds would likely decline, resulting in losses to the Fund.

In the case of Treasury Inflation-Protected Securities, also known as TIPS, repayment of original bond principal upon maturity (as adjusted for inflation) is guaranteed by the U.S. Treasury. For inflation-linked bonds that do not provide a similar guarantee, the adjusted principal value of the inflation-linked bond repaid at maturity may be less than the original principal. Other non-U.S. sovereign governments also issue inflation-linked securities (sometimes referred to as “linkers”) that are tied to their own local consumer price indices. In certain of these non-U.S. jurisdictions, the repayment of the original bond principal upon the maturity of an inflation-linked bond is not guaranteed, allowing for the amount of the bond repaid at maturity to be less than par. Inflation-linked bonds may also be issued by, or related to, sovereign governments of other developed countries, emerging market countries, or companies or other entities not affiliated with governments.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer and commercial loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

Janus Investment Fund	39

Janus Henderson Global Bond Fund

Notes to Financial Statements (unaudited)

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, extension risk (if interest rates rise), and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment.

The following tables present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of December 31, 2020” table located in the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Bank of America, National Association	$287,657	$(285,105)	$—	$2,552
Barclays Capital, Inc.	98,268	(98,268)	—	—
BNP Paribas	203,258	(193,212)	—	10,046
Citibank, National Association	223,117	(223,117)	—	—
Credit Suisse International	11,841	—	—	11,841
HSBC Securities (USA), Inc.	175,128	(50,606)	—	124,522
JPMorgan Chase Bank, National Association	560,316	(45,254)	—	515,062
Morgan Stanley & Co	1,114	(1,114)	—	—

Total	$1,560,699	$(896,676)	$—	$664,053

40	DECEMBER 31, 2020

Janus Henderson Global Bond Fund

Notes to Financial Statements (unaudited)

Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Liabilities	or Liability(a)	Pledged(b)	Net Amount

Bank of America, National Association	$285,105	$(285,105)	$—	$—
Barclays Capital, Inc.	194,397	(98,268)	—	96,129
BNP Paribas	193,212	(193,212)	—	—
Citibank, National Association	584,184	(223,117)	—	361,067
HSBC Securities (USA), Inc.	50,606	(50,606)	—	—
JPMorgan Chase Bank, National Association	45,254	(45,254)	—	—
Morgan Stanley & Co	55,110	(1,114)	—	53,996

Total	$1,407,868	$(896,676)	$—	$511,192
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

The Fund generally does not exchange collateral on its forward foreign currency contracts with its counterparties; however, all liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Certain securities may be segregated at the Fund’s custodian. These segregated securities are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their cover and/or market value equals or exceeds the Fund’s corresponding forward foreign currency exchange contract's obligation value.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. The Fund may lend fund securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the Securities and Exchange Commission (the "SEC"). If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. In certain circumstances individual loan transactions could yield negative returns.

Janus Investment Fund	41

Janus Henderson Global Bond Fund

Notes to Financial Statements (unaudited)

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to primarily invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations.

There were no securities on loan as of December 31, 2020.

Sovereign Debt

The Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.

TBA Commitments

The Fund may enter into “to be announced” or “TBA” commitments. TBAs are forward agreements for the purchase or sale of securities, including mortgage-backed securities, for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate, and mortgage terms. Although the particular TBA securities must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on forward commitment basis will ultimately be issued or delivered by the counterparty. During the settlement period, the Fund will still bear the risk of any decline in the value of the security to be delivered. Because TBA commitments do not require the purchase and sale of identical securities, the characteristics of the security delivered to the Fund may be

42	DECEMBER 31, 2020

Janus Henderson Global Bond Fund

Notes to Financial Statements (unaudited)

less favorable than the security delivered to the dealer. If the counterparty to a transaction fails to deliver the security, the Fund could suffer a loss.

When-Issued, Delayed Delivery and Forward Commitment Transactions

The Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the other party to a transaction fails to deliver the securities, the Fund could miss a favorable price or yield opportunity. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, the Fund could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, the Fund will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed upon price on the settlement date. The Fund may dispose of or renegotiate a transaction after it is entered into, and may purchase or sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a gain or loss.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $1 Billion	0.60
Next $1 Billion	0.55
Over $2 Billion	0.50

The Fund’s actual investment advisory fee rate for the reporting period was 0.61% of average annual net assets before any applicable waivers.

Janus Capital has entered into a personnel-sharing arrangement with its foreign (non-U.S.) affiliate, Janus Capital International Limited (UK) (“JCIL”), pursuant to which one or more employees of JCIL may also serve as “associated persons” of Janus Capital. In this capacity, such employees of JCIL are subject to the oversight and supervision of Janus Capital and may provide portfolio management, research, and related services to the Fund on behalf of Janus Capital. The responsibilities of both Janus Capital and JCIL under the participating affiliate arrangement are documented in a memorandum of understanding between the two entities.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.59% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers for at least a one-year period commencing October 28, 2020. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Janus Investment Fund	43

Janus Henderson Global Bond Fund

Notes to Financial Statements (unaudited)

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund pays an annual administrative services fee based on the average daily net assets of Class D Shares for shareholder services provided by Janus Services, as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

The Fund’s actual Class D administrative fee rate was 0.12% for the reporting period.

Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during

44	DECEMBER 31, 2020

Janus Henderson Global Bond Fund

Notes to Financial Statements (unaudited)

a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $166,938 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2020. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2020 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2020 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $251,025 were paid by the Trust to the Trustees under the Deferred Plan during the period ended December 31, 2020.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended December 31, 2020 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Janus Investment Fund	45

Janus Henderson Global Bond Fund

Notes to Financial Statements (unaudited)

Class A Shares include a 4.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. There were no upfront sales charges retained by Janus Henderson Distributors during the period ended December 31, 2020.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the period ended December 31, 2020.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended December 31, 2020, redeeming shareholders of Class C Shares paid CDSCs of $25.

46	DECEMBER 31, 2020

Janus Henderson Global Bond Fund

Notes to Financial Statements (unaudited)

As of December 31, 2020, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	98	57
Class S Shares	-	-
Class T Shares	-	-

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with US GAAP).

5. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2020 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, straddle deferrals, and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 234,457,834	$14,381,473	$ (114,880)	$ 14,266,593

Janus Investment Fund	47

Janus Henderson Global Bond Fund

Notes to Financial Statements (unaudited)

Information on the tax components of derivatives as of December 31, 2020 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 750	$ 1,569,447	$ (1,642,190)	$ (72,743)

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

6. Capital Share Transactions

	Period ended December 31, 2020		Year ended June 30, 2020
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	44,115	$ 461,776	97,284	$ 950,378
Reinvested dividends and distributions	4,354	45,750	1,971	19,296
Shares repurchased	(18,713)	(195,473)	(89,505)	(867,580)
Net Increase/(Decrease)	29,756	$ 312,053	9,750	$ 102,094
Class C Shares:
Shares sold	40,599	$ 429,976	47,244	$ 456,402
Reinvested dividends and distributions	3,414	35,899	637	6,231
Shares repurchased	(27,994)	(292,257)	(71,230)	(695,420)
Net Increase/(Decrease)	16,019	$ 173,618	(23,349)	$ (232,787)
Class D Shares:
Shares sold	894,720	$ 9,304,314	1,918,252	$ 18,783,809
Reinvested dividends and distributions	60,061	630,345	18,639	182,940
Shares repurchased	(604,950)	(6,317,577)	(1,131,438)	(11,017,163)
Net Increase/(Decrease)	349,831	$ 3,617,082	805,453	$ 7,949,586
Class I Shares:
Shares sold	739,734	$ 7,741,816	2,027,986	$ 19,914,808
Reinvested dividends and distributions	92,445	969,503	33,919	332,125
Shares repurchased	(436,901)	(4,567,082)	(1,482,561)	(14,350,715)
Net Increase/(Decrease)	395,278	$ 4,144,237	579,344	$ 5,896,218
Class N Shares:
Shares sold	346,388	$ 3,607,174	1,593,108	$ 15,491,114
Reinvested dividends and distributions	395,367	4,144,129	266,195	2,602,072
Shares repurchased	(2,768,557)	(28,692,064)	(3,454,671)	(33,522,798)
Net Increase/(Decrease)	(2,026,802)	$(20,940,761)	(1,595,368)	$(15,429,612)
Class S Shares:
Shares sold	145	$ 1,504	11,146	$ 110,789
Reinvested dividends and distributions	68	712	102	1,004
Shares repurchased	(11,466)	(119,160)	(31,135)	(307,461)
Net Increase/(Decrease)	(11,253)	$ (116,944)	(19,887)	$ (195,668)
Class T Shares:
Shares sold	1,055,016	$ 10,942,653	2,606,785	$ 25,921,844
Reinvested dividends and distributions	100,461	1,054,500	8,808	87,167
Shares repurchased	(259,425)	(2,714,600)	(262,187)	(2,556,092)
Net Increase/(Decrease)	896,052	$ 9,282,553	2,353,406	$ 23,452,919

48	DECEMBER 31, 2020

Janus Henderson Global Bond Fund

Notes to Financial Statements (unaudited)

7. Purchases and Sales of Investment Securities

For the period ended December 31, 2020, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$68,416,357	$ 75,458,703	$ 2,179,460	$ 6,630,475

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2020 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	49

Janus Henderson Global Bond Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each Fund of Janus Investment Fund (together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreements for the Janus Henderson Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2020, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2021 through February 1, 2022, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus

50	DECEMBER 31, 2020

Janus Henderson Global Bond Fund

Additional Information (unaudited)

Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital generally does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2020, approximately 75% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers, and for the 12 months ended September 30, 2020, approximately 62% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Janus Investment Fund	51

Janus Henderson Global Bond Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Developed World Bond Fund, the Trustees noted the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

52	DECEMBER 31, 2020

Janus Henderson Global Bond Fund

Additional Information (unaudited)

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Janus Investment Fund	53

Janus Henderson Global Bond Fund

Additional Information (unaudited)

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance.

54	DECEMBER 31, 2020

Janus Henderson Global Bond Fund

Additional Information (unaudited)

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory fees and any administration fees but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 10% under the average total expenses of the respective Broadridge Expense Group peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 9% under the average management fees for the respective Broadridge Expense Group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

Janus Investment Fund	55

Janus Henderson Global Bond Fund

Additional Information (unaudited)

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to funds subadvised by Janus Capital and to the fees Janus Capital charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very distinct relative to retail funds; and (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; (4) 9 of 10 Janus Henderson Funds have lower management fees than similar funds subadvised by Janus Capital; and (5) 5 of 8 Janus Henderson Funds have lower management fees than similar separate accounts managed by Janus Capital.

The Trustees considered the fees for each Fund for its fiscal year ended in 2019, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

56	DECEMBER 31, 2020

Janus Henderson Global Bond Fund

Additional Information (unaudited)

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

Janus Investment Fund	57

Janus Henderson Global Bond Fund

Additional Information (unaudited)

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that, the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Venture Fund, the Trustees noted that, the Fund’s total expenses were below the peer group for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

58	DECEMBER 31, 2020

Janus Henderson Global Bond Fund

Additional Information (unaudited)

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by Janus Capital were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital

Janus Investment Fund	59

Janus Henderson Global Bond Fund

Additional Information (unaudited)

and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 73% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. They also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) as the assets of some of the Janus Henderson Funds have declined in the past few years, certain of those Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined; (3) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (4) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by Janus Capital and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their

60	DECEMBER 31, 2020

Janus Henderson Global Bond Fund

Additional Information (unaudited)

relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

Janus Investment Fund	61

Janus Henderson Global Bond Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2020. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

62	DECEMBER 31, 2020

Janus Henderson Global Bond Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

Janus Investment Fund	63

Janus Henderson Global Bond Fund

Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

64	DECEMBER 31, 2020

Janus Henderson Global Bond Fund

Notes

NotesPage1

Janus Investment Fund	65

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins and Intech are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors
125-24-93023 03-21

SEMIANNUAL REPORT December 31, 2020

Janus Henderson Global Income Managed Volatility Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Global Income Managed Volatility Fund

Janus Henderson Global Income Managed Volatility Fund (unaudited)

FUND SNAPSHOT Intech’s active approach focuses on adding value by selecting stocks with unique volatility characteristics and low correlations to one another.	sub-advised by Intech Investment Management LLC

PERFORMANCE OVERVIEW

For the six-month period ended December 31, 2020, Janus Henderson Global Income Managed Volatility Fund’s Class I Shares returned 10.68%. This compares to the 23.00% return posted by the MSCI World IndexSM, the Fund’s primary benchmark, and a 15.14% return for its secondary benchmark, the MSCI World High Dividend Yield IndexSM.

INVESTMENT STRATEGY

Intech’s mathematical investment process is designed to determine potentially more efficient equity weightings of the securities in the benchmark index, utilizing a specific mathematical optimization and disciplined rebalancing routine. Rather than trying to predict the future direction of stock prices, the process seeks to use the volatility and correlation characteristics of stocks to construct portfolios.

The investment process begins with the stocks in the MSCI World High Dividend Yield Index. Intech’s investment process aims to capture stocks’ natural volatility through a rebalancing mechanism based on estimates of relative volatility and correlation in order to outperform the benchmark index over the long term. Within specific risk constraints, the investment process will tend to favor stocks with higher relative volatility and lower correlation as they offer more potential to capture volatility through periodic rebalancing. Once the target proportions are determined and the portfolio is constructed, it is then rebalanced to those target proportions and re-optimized on a periodic basis. The Janus Henderson Global Income Managed Volatility Fund focuses on seeking an excess return above the benchmark, while also reducing or managing the Fund’s standard deviation depending on the market conditions, a strategy designed to manage the absolute risk of the portfolio.

PERFORMANCE REVIEW

Global equity markets posted double-digit gains in the fourth quarter and finished the second half of the year with a return of 23%. The strong gains came despite a volatile year that culminated in a drawdown of more than 30% and a bear market as the COVID-19 pandemic spread around the world. The rebound in the second half of the year was one of the fastest recoveries from a bear market in history. Yield oriented segments of the market lagged the broad market with the MSCI World High Dividend Yield Index posting a return of 15.14% over the same time period.

While the Fund’s overall smaller size positioning was a contributor as larger capitalization stocks underperformed, the Fund was negatively impacted by its defensive positioning in the strongly rising market and underperformed the MSCI World High Dividend Yield Index. Specifically, an average overweight to lower beta stocks, or stocks with less sensitivity to market movements, and underweight to higher beta stocks, or stocks with more sensitivity to market movements, was a headwind for the Fund’s relative performance. From a sector perspective, was negatively impacted by an average underweight to consumer discretionary, which was one of the strongest-performing sectors during the period, as well as adverse selection effects within the consumer staples and utilities sectors.

OUTLOOK

Because Intech does not conduct traditional economic or fundamental analysis, Intech has no view on individual stocks, sectors, economic, or market conditions.

Managing downside exposure potentially allows for returns to compound and improve risk-adjusted returns over time. Over the long term, we believe that by reducing risk when market volatility increases and behaving like a core equity fund when market volatility is low, the Fund will achieve its investment objective of producing an excess return over the benchmark with lower absolute

Janus Investment Fund	1

Janus Henderson Global Income Managed Volatility Fund (unaudited)

risk. Going forward, we will continue building portfolios in a disciplined and deliberate manner, with risk management remaining the hallmark of our investment process. As Intech’s ongoing research efforts yield modest improvements, we will continue implementing changes that we believe are likely to improve the long-term results for our fund shareholders.

Thank you for your investment in Janus Henderson Global Income Managed Volatility Fund.

2	DECEMBER 31, 2020

Janus Henderson Global Income Managed Volatility Fund (unaudited)

Fund At A Glance

December 31, 2020

5 Largest Equity Holdings - (% of Net Assets)
Fortescue Metals Group Ltd
Metals & Mining	5.0%
JM Smucker Co
Food Products	4.6%
Softbank Corp
Wireless Telecommunication Services	4.4%
Koninklijke Ahold Delhaize NV
Food & Staples Retailing	4.4%
Kimberly-Clark Corp
Household Products	4.4%
22.8%

Asset Allocation - (% of Net Assets)
Common Stocks	99.0%
Investment Companies	0.4%
Other	0.6%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of December 31, 2020	As of June 30, 2020

Janus Investment Fund	3

Janus Henderson Global Income Managed Volatility Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended December 31, 2020					Expense Ratios
	Fiscal Year-to-Date	One Year	Five Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV	10.59%	2.43%	7.11%	8.48%	1.06%	0.83%
Class A Shares at MOP	4.23%	-3.49%	5.85%	7.77%
Class C Shares at NAV	10.11%	1.68%	6.34%	7.68%	1.81%	1.61%
Class C Shares at CDSC	9.11%	0.68%	6.34%	7.68%
Class D Shares	10.65%	2.63%	7.33%	8.65%	0.86%	0.65%
Class I Shares	10.68%	2.66%	7.38%	8.77%	0.78%	0.60%
Class N Shares	10.75%	2.77%	7.27%	8.26%	0.78%	0.50%
Class S Shares	10.94%	2.66%	7.15%	8.51%	4.14%	1.00%
Class T Shares	10.58%	2.53%	7.24%	8.58%	0.95%	0.75%
MSCI World Index	23.00%	15.90%	12.19%	12.10%
MSCI World High Dividend Yield Index	15.14%	-0.03%	8.00%	8.38%
Morningstar Quartile - Class I Shares	-	4th	4th	4th
Morningstar Ranking - based on total returns for World Large Stock Funds	-	775/894	619/739	470/582

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to for at least a one-year period commencing on October 28, 2020.

4	DECEMBER 31, 2020

Janus Henderson Global Income Managed Volatility Fund (unaudited)

Performance

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Intech's focus on managed volatility may keep the Fund from achieving excess returns over its index. The strategy may underperform during certain periods of up markets, and may not achieve the desired level of protection in down markets.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class N Shares commenced operations on August 4, 2017. Performance shown for periods prior to August 4, 2017 reflects the performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class N Shares, without the effect of any fee and expense limitations or waivers.

If Class N Shares of the Fund had been available during periods prior to August 4, 2017, the performance shown may have been different. The performance shown for periods following the Fund’s commencement Class N Shares reflects the fees and expenses of Class N Shares, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2020 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – December 15, 2011

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

Janus Investment Fund	5

Janus Henderson Global Income Managed Volatility Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/20)	Ending Account Value (12/31/20)	Expenses Paid During Period (7/1/20 - 12/31/20)†	Beginning Account Value (7/1/20)	Ending Account Value (12/31/20)	Expenses Paid During Period (7/1/20 - 12/31/20)†	Net Annualized Expense Ratio (7/1/20 - 12/31/20)
Class A Shares	$1,000.00	$1,105.90	$4.51	$1,000.00	$1,020.92	$4.33	0.85%
Class C Shares	$1,000.00	$1,101.10	$8.47	$1,000.00	$1,017.14	$8.13	1.60%
Class D Shares	$1,000.00	$1,106.50	$3.50	$1,000.00	$1,021.88	$3.36	0.66%
Class I Shares	$1,000.00	$1,106.80	$3.29	$1,000.00	$1,022.08	$3.16	0.62%
Class N Shares	$1,000.00	$1,107.50	$2.71	$1,000.00	$1,022.63	$2.60	0.51%
Class S Shares	$1,000.00	$1,109.40	$0.58	$1,000.00	$1,024.65	$0.56	0.11%
Class T Shares	$1,000.00	$1,105.80	$3.98	$1,000.00	$1,021.42	$3.82	0.75%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6	DECEMBER 31, 2020

Janus Henderson Global Income Managed Volatility Fund

Schedule of Investments (unaudited)

December 31, 2020

Shares		Value
Common Stocks– 99.0%
Air Freight & Logistics – 0.1%
United Parcel Service Inc	472	$79,485
Auto Components – 0.1%
Bridgestone Corp	1,500	49,281
NGK Spark Plug Co Ltd	1,800	30,822
		80,103
Automobiles – 0%
Toyota Motor Corp	700	53,683
Banks – 3.3%
Hang Seng Bank Ltd	259,600	4,485,853
Beverages – 1.4%
Treasury Wine Estates Ltd	266,228	1,930,840
Biotechnology – 2.7%
Amgen Inc	1,181	271,536
Gilead Sciences Inc	58,654	3,417,182
		3,688,718
Capital Markets – 0.1%
Singapore Exchange Ltd	9,800	68,990
Chemicals – 0.2%
Asahi Kasei Corp	5,000	51,436
EMS-Chemie Holding AG	50	48,250
JSR Corp	1,500	41,903
Mitsubishi Chemical Holdings Corp	7,500	45,631
Mitsui Chemicals Inc	1,600	47,012
Nitto Denko Corp	500	44,903
Tosoh Corp	2,800	43,878
		323,013
Construction & Engineering – 0%
Taisei Corp	1,100	38,072
Containers & Packaging – 0%
Packaging Corp of America	361	49,786
Diversified Telecommunication Services – 10.6%
Elisa OYJ	68,854	3,758,170
HKT Trust & HKT Ltd	2,491,000	3,233,747
Nippon Telegraph & Telephone Corp	63,600	1,631,020
Spark New Zealand Ltd	182,501	616,871
Swisscom AG (REG)	7,370	3,971,473
Verizon Communications Inc	20,819	1,223,116
		14,434,397
Electric Utilities – 7.6%
CLP Holdings Ltd	582,000	5,387,911
Iberdrola SA	4,088	58,457
Mercury NZ Ltd	12,589	59,121
Power Assets Holdings Ltd	883,000	4,789,836
Xcel Energy Inc	181	12,067
		10,307,392
Food & Staples Retailing – 6.7%
ICA Gruppen AB	63,421	3,170,357
Koninklijke Ahold Delhaize NV	213,475	6,027,800
		9,198,157
Food Products – 21.9%
Campbell Soup Co	90,401	4,370,888
General Mills Inc	97,357	5,724,592
JM Smucker Co	54,579	6,309,332
Kellogg Co	87,585	5,450,415
Mowi ASA	224,147	5,000,080
WH Group Ltd (144A)	3,666,000	3,074,068
		29,929,375
Gas Utilities – 0%
Hong Kong & China Gas Co Ltd	24,000	35,910

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Global Income Managed Volatility Fund

Schedule of Investments (unaudited)

December 31, 2020

Shares		Value
Common Stocks– (continued)
Household Durables – 0.1%
Sekisui Chemical Co Ltd	2,100	$39,844
Sekisui House Ltd	1,700	34,640
		74,484
Household Products – 4.4%
Kimberly-Clark Corp	44,697	6,026,496
Industrial Conglomerates – 4.0%
Jardine Matheson Holdings Ltd	98,000	5,488,768
Insurance – 2.7%
Admiral Group PLC	986	39,191
Medibank Pvt Ltd	1,505,643	3,495,248
MS&AD Insurance Group Holdings Inc	1,600	48,794
Progressive Corp	720	71,194
T&D Holdings Inc	5,000	59,182
		3,713,609
Machinery – 0.1%
Amada Holdings Co Ltd	3,100	34,245
Kone OYJ	385	31,239
		65,484
Metals & Mining – 5.0%
Fortescue Metals Group Ltd	376,159	6,799,776
Multi-Utilities – 7.1%
Consolidated Edison Inc	52,748	3,812,098
WEC Energy Group Inc	63,484	5,842,433
		9,654,531
Oil, Gas & Consumable Fuels – 0.6%
Washington H Soul Pattinson & Co Ltd	35,138	815,780
Personal Products – 0.4%
Pola Orbis Holdings Inc	28,500	579,245
Pharmaceuticals – 0.5%
Bristol-Myers Squibb Co	983	60,975
Merck & Co Inc	430	35,174
Roche Holding AG	1,574	549,367
		645,516
Real Estate Management & Development – 5.6%
Hang Lung Properties Ltd	847,000	2,241,829
Henderson Land Development Co Ltd	3,000	11,713
Swire Properties Ltd	488,000	1,422,147
Wharf Real Estate Investment Co Ltd	769,000	4,009,782
		7,685,471
Road & Rail – 0.1%
MTR Corp Ltd	5,000	27,969
Nippon Express Co Ltd	800	53,830
		81,799
Semiconductor & Semiconductor Equipment – 0.1%
Tokyo Electron Ltd	300	111,912
Specialty Retail – 0%
USS Co Ltd	2,200	44,511
Technology Hardware, Storage & Peripherals – 0%
Brother Industries Ltd	2,900	59,876
Textiles, Apparel & Luxury Goods – 0.1%
Pandora A/S	1,266	141,459
Tobacco – 4.2%
Japan Tobacco Inc	279,800	5,702,744
Trading Companies & Distributors – 3.7%
ITOCHU Corp	173,100	4,986,221
Wireless Telecommunication Services – 5.6%
KDDI Corp	55,200	1,639,534

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	DECEMBER 31, 2020

Janus Henderson Global Income Managed Volatility Fund

Schedule of Investments (unaudited)

December 31, 2020

Shares		Value
Common Stocks– (continued)
Wireless Telecommunication Services– (continued)
Softbank Corp	482,000	$6,043,542
		7,683,076
Total Common Stocks (cost $125,612,726)		135,064,532
Investment Companies– 0.4%
Money Markets – 0.4%
Janus Henderson Cash Liquidity Fund LLC, 0.1108%ºº,£((cost $558,247)	558,191	558,247
Total Investments (total cost $126,170,973) – 99.4%		135,622,779
Cash, Receivables and Other Assets, net of Liabilities – 0.6%		796,282
Net Assets – 100%		$136,419,061

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$43,315,016	31.9%
Hong Kong	34,209,533	25.2
Japan	21,515,761	15.9
Australia	13,041,644	9.6
Netherlands	6,027,800	4.5
Norway	5,000,080	3.7
Switzerland	4,569,090	3.4
Finland	3,789,409	2.8
Sweden	3,170,357	2.3
New Zealand	675,992	0.5
Denmark	141,459	0.1
Singapore	68,990	0.1
Spain	58,457	0.0
United Kingdom	39,191	0.0

Total	$135,622,779	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Global Income Managed Volatility Fund

Schedule of Investments (unaudited)

December 31, 2020

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 12/31/20
Investment Companies - 0.4%
Money Markets - 0.4%
Janus Henderson Cash Liquidity Fund LLC, 0.1108%ºº	$518	$(109)	$-	$558,247
Investments Purchased with Cash Collateral from Securities Lending - N/A
Investment Companies - N/A
Janus Henderson Cash Collateral Fund LLC, 0.0264% ºº	3,309∆	-	-	-
Total Affiliated Investments - 0.4%	$3,827	$(109)	$-	$558,247

	Value at 6/30/20	Purchases	Sales Proceeds	Value at 12/31/20
Investment Companies - 0.4%
Money Markets - 0.4%
Janus Henderson Cash Liquidity Fund LLC, 0.1108%ºº	1,488,852	18,754,894	(19,685,390)	558,247
Investments Purchased with Cash Collateral from Securities Lending - N/A
Investment Companies - N/A
Janus Henderson Cash Collateral Fund LLC, 0.0264% ºº	-	8,207,184	(8,207,184)	-

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	DECEMBER 31, 2020

Janus Henderson Global Income Managed Volatility Fund

Notes to Schedule of Investments and Other Information (unaudited)

MSCI World High Dividend Yield IndexSM	MSCI World High Dividend Yield IndexSM reflects the performance of high dividend yield securities from global developed markets.
MSCI World IndexSM	MSCI World IndexSM reflects the equity market performance of global developed markets.

LLC	Limited Liability Company
PLC	Public Limited Company
REG	Registered

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended December 31, 2020 is $3,074,068, which represents 2.3% of net assets.

ºº	Rate shown is the 7-day yield as of December 31, 2020.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2020. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks
Air Freight & Logistics	$79,485	$-	$-
Biotechnology	3,688,718	-	-
Containers & Packaging	49,786	-	-
Diversified Telecommunication Services	1,223,116	13,211,281	-
Electric Utilities	12,067	10,295,325	-
Food Products	21,855,227	8,074,148	-
Household Products	6,026,496	-	-
Insurance	71,194	3,642,415	-
Multi-Utilities	9,654,531	-	-
Pharmaceuticals	96,149	549,367	-
All Other	-	56,535,227	-
Investment Companies	-	558,247	-
Total Assets	$42,756,769	$92,866,010	$-

Janus Investment Fund	11

Janus Henderson Global Income Managed Volatility Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2020

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value(1)	$135,064,532
Affiliated investments, at value(2)	558,247
Cash	828,322
Non-interested Trustees' deferred compensation	3,135
Receivables:
Fund shares sold	251,798
Dividends	240,214
Foreign tax reclaims	109,924
Dividends from affiliates	81
Other assets	12,232
Total Assets	137,068,485
Liabilities:
Payables:	—
Fund shares repurchased	352,914
Advisory fees	118,713
Investments purchased	35,460
Professional fees	35,268
Transfer agent fees and expenses	23,219
Registration fees	21,216
Non-affiliated fund administration fees payable	19,780
12b-1 Distribution and shareholder servicing fees	15,377
Dividends	4,351
Non-interested Trustees' deferred compensation fees	3,135
Custodian fees	1,655
Affiliated fund administration fees payable	316
Non-interested Trustees' fees and expenses	223
Accrued expenses and other payables	17,797
Total Liabilities	649,424
Net Assets	$136,419,061

See Notes to Financial Statements.

12	DECEMBER 31, 2020

Janus Henderson Global Income Managed Volatility Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2020

Net Assets Consist of:
Capital (par value and paid-in surplus)	$146,202,997
Total distributable earnings (loss)	(9,783,936)
Total Net Assets	$136,419,061
Net Assets - Class A Shares	$5,602,376
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	392,642
Net Asset Value Per Share(3)	$14.27
Maximum Offering Price Per Share(4)	$15.14
Net Assets - Class C Shares	$15,253,275
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,077,403
Net Asset Value Per Share(3)	$14.16
Net Assets - Class D Shares	$25,567,494
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,796,946
Net Asset Value Per Share	$14.23
Net Assets - Class I Shares	$61,420,895
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,290,879
Net Asset Value Per Share	$14.31
Net Assets - Class N Shares	$2,910,570
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	203,388
Net Asset Value Per Share	$14.31
Net Assets - Class S Shares	$10,646
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	749
Net Asset Value Per Share	$14.21
Net Assets - Class T Shares	$25,653,805
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,800,520
Net Asset Value Per Share	$14.25

(1) Includes cost of $125,612,726.

(2) Includes cost of $558,247.

(3) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(4) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Global Income Managed Volatility Fund

Statement of Operations (unaudited)

For the period ended December 31, 2020

Investment Income:
Dividends	$2,568,053
Affiliated securities lending income, net	3,309
Dividends from affiliates	518
Unaffiliated securities lending income, net	124
Other income	52
Foreign tax withheld	(93,324)
Total Investment Income	2,478,732
Expenses:
Advisory fees	385,891
12b-1 Distribution and shareholder servicing fees:
Class A Shares	7,141
Class C Shares	75,396
Class S Shares	—
Transfer agent administrative fees and expenses:
Class D Shares	15,438
Class S Shares	—
Class T Shares	35,244
Transfer agent networking and omnibus fees:
Class A Shares	2,262
Class C Shares	7,645
Class I Shares	31,922
Other transfer agent fees and expenses:
Class A Shares	203
Class C Shares	431
Class D Shares	3,717
Class I Shares	1,363
Class N Shares	52
Class S Shares	4
Class T Shares	253
Registration fees	83,258
Non-affiliated fund administration fees	34,406
Professional fees	25,789
Shareholder reports expense	12,797
Custodian fees	5,869
Affiliated fund administration fees	1,754
Non-interested Trustees’ fees and expenses	890
Other expenses	3,686
Total Expenses	735,411
Less: Excess Expense Reimbursement and Waivers	(205,017)
Net Expenses	530,394
Net Investment Income/(Loss)	1,948,338

See Notes to Financial Statements.

14	DECEMBER 31, 2020

Janus Henderson Global Income Managed Volatility Fund

Statement of Operations (unaudited)

For the period ended December 31, 2020

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$7,117,876
Investments in affiliates	(109)
Total Net Realized Gain/(Loss) on Investments	7,117,767
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	4,737,573
Total Change in Unrealized Net Appreciation/Depreciation	4,737,573
Net Increase/(Decrease) in Net Assets Resulting from Operations	$13,803,678

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Global Income Managed Volatility Fund

Statements of Changes in Net Assets

	Period ended December 31, 2020 (unaudited)	Year ended June 30, 2020

Operations:
Net investment income/(loss)	$1,948,338	$6,658,178
Net realized gain/(loss) on investments	7,117,767	(25,299,655)
Change in unrealized net appreciation/depreciation	4,737,573	(17,962,371)
Net Increase/(Decrease) in Net Assets Resulting from Operations	13,803,678	(36,603,848)
Dividends and Distributions to Shareholders:
Class A Shares	(88,091)	(237,521)
Class C Shares	(186,592)	(460,353)
Class D Shares	(433,736)	(1,157,443)
Class I Shares	(1,012,731)	(5,729,440)
Class N Shares	(49,347)	(135,306)
Class S Shares	(197)	(3,463)
Class T Shares	(442,335)	(1,201,762)
Net Decrease from Dividends and Distributions to Shareholders	(2,213,029)	(8,925,288)
Capital Share Transactions:
Class A Shares	(681,914)	(1,365,013)
Class C Shares	(1,049,389)	(491,454)
Class D Shares	(3,318,573)	(3,345,795)
Class I Shares	(759,620)	(87,330,990)
Class N Shares	(488,647)	(106,063)
Class S Shares	197	(158,394)
Class T Shares	(5,764,970)	(1,103,392)
Net Increase/(Decrease) from Capital Share Transactions	(12,062,916)	(93,901,101)
Net Increase/(Decrease) in Net Assets	(472,267)	(139,430,237)
Net Assets:
Beginning of period	136,891,328	276,321,565
End of period	$136,419,061	$136,891,328

See Notes to Financial Statements.

16	DECEMBER 31, 2020

Janus Henderson Global Income Managed Volatility Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended December 31, 2020 (unaudited) and the year ended June 30	2020	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$13.11	$14.10	$13.07	$13.38	$12.84	$11.45
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.19	0.38	0.38	0.44	0.32	0.42
Net realized and unrealized gain/(loss)	1.19	(0.87)	1.06	(0.30)	0.57	1.40
Total from Investment Operations	1.38	(0.49)	1.44	0.14	0.89	1.82
Less Dividends and Distributions:
Dividends (from net investment income)	(0.22)	(0.40)	(0.41)	(0.45)	(0.35)	(0.30)
Distributions (from capital gains)	—	(0.10)	—	—	—(2)	(0.13)
Total Dividends and Distributions	(0.22)	(0.50)	(0.41)	(0.45)	(0.35)	(0.43)
Net Asset Value, End of Period	$14.27	$13.11	$14.10	$13.07	$13.38	$12.84
Total Return*	10.59%	(3.61)%	11.22%	1.01%	7.13%	16.28%
Net Assets, End of Period (in thousands)	$5,602	$5,830	$7,724	$7,335	$13,425	$27,380
Average Net Assets for the Period (in thousands)	$5,575	$6,611	$7,467	$10,020	$27,845	$8,512
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.17%	1.06%	1.05%	1.03%	1.05%	1.48%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.85%	0.83%	0.83%	0.87%	0.86%	0.83%
Ratio of Net Investment Income/(Loss)	2.80%	2.76%	2.81%	3.25%	2.55%	3.47%
Portfolio Turnover Rate	22%	73%	24%	60%	58%	41%

Class C Shares
For a share outstanding during the period ended December 31, 2020 (unaudited) and the year ended June 30	2020	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$13.02	$13.99	$12.98	$13.28	$12.75	$11.39
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.14	0.28	0.28	0.36	0.30	0.33
Net realized and unrealized gain/(loss)	1.17	(0.86)	1.04	(0.30)	0.50	1.38
Total from Investment Operations	1.31	(0.58)	1.32	0.06	0.80	1.71
Less Dividends and Distributions:
Dividends (from net investment income)	(0.17)	(0.29)	(0.31)	(0.36)	(0.27)	(0.22)
Distributions (from capital gains)	—	(0.10)	—	—	—(2)	(0.13)
Total Dividends and Distributions	(0.17)	(0.39)	(0.31)	(0.36)	(0.27)	(0.35)
Net Asset Value, End of Period	$14.16	$13.02	$13.99	$12.98	$13.28	$12.75
Total Return*	10.11%	(4.22)%	10.33%	0.41%	6.36%	15.33%
Net Assets, End of Period (in thousands)	$15,253	$15,029	$16,735	$17,491	$20,450	$11,529
Average Net Assets for the Period (in thousands)	$15,194	$15,943	$16,705	$19,521	$16,659	$3,746
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.89%	1.80%	1.77%	1.70%	1.78%	2.17%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.60%	1.59%	1.58%	1.54%	1.61%	1.58%
Ratio of Net Investment Income/(Loss)	2.00%	2.03%	2.06%	2.73%	2.39%	2.74%
Portfolio Turnover Rate	22%	73%	24%	60%	58%	41%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Global Income Managed Volatility Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended December 31, 2020 (unaudited) and the year ended June 30	2020	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$13.08	$14.06	$13.03	$13.34	$12.80	$11.42
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.20	0.40	0.40	0.49	0.40	0.44
Net realized and unrealized gain/(loss)	1.18	(0.86)	1.07	(0.32)	0.52	1.39
Total from Investment Operations	1.38	(0.46)	1.47	0.17	0.92	1.83
Less Dividends and Distributions:
Dividends (from net investment income)	(0.23)	(0.42)	(0.44)	(0.48)	(0.38)	(0.32)
Distributions (from capital gains)	—	(0.10)	—	—	—(2)	(0.13)
Total Dividends and Distributions	(0.23)	(0.52)	(0.44)	(0.48)	(0.38)	(0.45)
Net Asset Value, End of Period	$14.23	$13.08	$14.06	$13.03	$13.34	$12.80
Total Return*	10.65%	(3.37)%	11.46%	1.24%	7.39%	16.43%
Net Assets, End of Period (in thousands)	$25,567	$26,688	$32,363	$35,061	$49,826	$55,105
Average Net Assets for the Period (in thousands)	$25,926	$30,397	$32,106	$44,872	$55,232	$19,737
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.97%	0.86%	0.83%	0.84%	0.87%	1.33%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.66%	0.65%	0.64%	0.65%	0.66%	0.65%
Ratio of Net Investment Income/(Loss)	2.95%	2.95%	2.99%	3.62%	3.16%	3.60%
Portfolio Turnover Rate	22%	73%	24%	60%	58%	41%

Class I Shares
For a share outstanding during the period ended December 31, 2020 (unaudited) and the year ended June 30	2020	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$13.15	$14.14	$13.10	$13.41	$12.87	$11.47
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.20	0.40	0.41	0.49	0.46	0.45
Net realized and unrealized gain/(loss)	1.19	(0.86)	1.07	(0.31)	0.47	1.41
Total from Investment Operations	1.39	(0.46)	1.48	0.18	0.93	1.86
Less Dividends and Distributions:
Dividends (from net investment income)	(0.23)	(0.43)	(0.44)	(0.49)	(0.39)	(0.33)
Distributions (from capital gains)	—	(0.10)	—	—	—(2)	(0.13)
Total Dividends and Distributions	(0.23)	(0.53)	(0.44)	(0.49)	(0.39)	(0.46)
Net Asset Value, End of Period	$14.31	$13.15	$14.14	$13.10	$13.41	$12.87
Total Return*	10.68%	(3.38)%	11.53%	1.30%	7.42%	16.61%
Net Assets, End of Period (in thousands)	$61,421	$57,095	$182,730	$157,957	$76,883	$29,592
Average Net Assets for the Period (in thousands)	$59,857	$149,151	$167,142	$130,145	$53,486	$8,765
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.90%	0.78%	0.78%	0.75%	0.76%	1.18%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.62%	0.61%	0.60%	0.60%	0.59%	0.58%
Ratio of Net Investment Income/(Loss)	2.95%	2.83%	3.07%	3.66%	3.59%	3.72%
Portfolio Turnover Rate	22%	73%	24%	60%	58%	41%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

18	DECEMBER 31, 2020

Janus Henderson Global Income Managed Volatility Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended December 31, 2020 (unaudited) and the year or period ended June 30	2020	2020	2019	2018(1)
Net Asset Value, Beginning of Period	$13.15	$14.14	$13.10	$13.65
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.21	0.43	0.43	0.42
Net realized and unrealized gain/(loss)	1.19	(0.88)	1.07	(0.51)
Total from Investment Operations	1.40	(0.45)	1.50	(0.09)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.24)	(0.44)	(0.46)	(0.46)
Distributions (from capital gains)	—	(0.10)	—	—
Total Dividends and Distributions	(0.24)	(0.54)	(0.46)	(0.46)
Net Asset Value, End of Period	$14.31	$13.15	$14.14	$13.10
Total Return*	10.75%	(3.28)%	11.63%	(0.66)%
Net Assets, End of Period (in thousands)	$2,911	$3,154	$3,538	$3,371
Average Net Assets for the Period (in thousands)	$2,845	$3,449	$3,324	$2,827
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.88%	0.78%	0.76%	0.70%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.51%	0.50%	0.50%	0.51%
Ratio of Net Investment Income/(Loss)	3.08%	3.15%	3.16%	3.45%
Portfolio Turnover Rate	22%	73%	24%	60%

Class S Shares
For a share outstanding during the period ended December 31, 2020 (unaudited) and the year ended June 30	2020	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$13.09	$14.07	$13.05	$13.35	$12.81	$11.43
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.24	0.30	0.36	0.45	0.38	0.37
Net realized and unrealized gain/(loss)	1.15	(0.79)	1.09	(0.31)	0.51	1.45
Total from Investment Operations	1.39	(0.49)	1.45	0.14	0.89	1.82
Less Dividends and Distributions:
Dividends (from net investment income)	(0.27)	(0.39)	(0.43)	(0.44)	(0.35)	(0.31)
Distributions (from capital gains)	—	(0.10)	—	—	—(3)	(0.13)
Total Dividends and Distributions	(0.27)	(0.49)	(0.43)	(0.44)	(0.35)	(0.44)
Net Asset Value, End of Period	$14.21	$13.09	$14.07	$13.05	$13.35	$12.81
Total Return*	10.70%	(3.61)%	11.27%	1.03%	7.09%	16.32%
Net Assets, End of Period (in thousands)	$11	$10	$167	$360	$370	$316
Average Net Assets for the Period (in thousands)	$10	$100	$274	$366	$344	$204
Ratios to Average Net Assets**:
Ratio of Gross Expenses	30.83%	4.14%	2.17%	1.36%	1.18%	1.79%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.11%	0.93%	0.82%	0.92%	0.92%	0.77%
Ratio of Net Investment Income/(Loss)	3.47%	2.07%	2.67%	3.35%	2.97%	3.06%
Portfolio Turnover Rate	22%	73%	24%	60%	58%	41%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 4, 2017 (inception date) through June 30, 2018.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Global Income Managed Volatility Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended December 31, 2020 (unaudited) and the year ended June 30	2020	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$13.10	$14.08	$13.05	$13.36	$12.82	$11.44
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.20	0.39	0.41	0.47	0.39	0.45
Net realized and unrealized gain/(loss)	1.17	(0.86)	1.04	(0.31)	0.52	1.38
Total from Investment Operations	1.37	(0.47)	1.45	0.16	0.91	1.83
Less Dividends and Distributions:
Dividends (from net investment income)	(0.22)	(0.41)	(0.42)	(0.47)	(0.37)	(0.32)
Distributions (from capital gains)	—	(0.10)	—	—	—(2)	(0.13)
Total Dividends and Distributions	(0.22)	(0.51)	(0.42)	(0.47)	(0.37)	(0.45)
Net Asset Value, End of Period	$14.25	$13.10	$14.08	$13.05	$13.36	$12.82
Total Return*	10.58%	(3.45)%	11.34%	1.14%	7.28%	16.33%
Net Assets, End of Period (in thousands)	$25,654	$29,086	$33,064	$36,137	$55,018	$47,708
Average Net Assets for the Period (in thousands)	$27,548	$32,256	$35,201	$47,900	$58,466	$11,120
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.05%	0.95%	0.92%	0.91%	0.93%	1.31%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.75%	0.74%	0.74%	0.74%	0.75%	0.75%
Ratio of Net Investment Income/(Loss)	2.87%	2.87%	3.01%	3.49%	3.08%	3.68%
Portfolio Turnover Rate	22%	73%	24%	60%	58%	41%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

20	DECEMBER 31, 2020

Janus Henderson Global Income Managed Volatility Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Global Income Managed Volatility Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 45 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term growth of capital and income. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds currently implement an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

It is expected that the conversion of Class C Shares to Class A Shares will not result in a taxable event. Please consult your tax adviser for further information.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Janus Investment Fund	21

Janus Henderson Global Income Managed Volatility Fund

Notes to Financial Statements (unaudited)

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with United States of America generally accepted accounting principles ("US GAAP").

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets

22	DECEMBER 31, 2020

Janus Henderson Global Income Managed Volatility Fund

Notes to Financial Statements (unaudited)

and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2020 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date

Janus Investment Fund	23

Janus Henderson Global Income Managed Volatility Fund

Notes to Financial Statements (unaudited)

of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

Dividends of net investment income are generally declared and distributed monthly and realized capital gains (if any) are distributed annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

In the aftermath of the 2007-2008 financial crisis, the financial sector experienced reduced liquidity in credit and other fixed-income markets, and an unusually high degree of volatility, both domestically and internationally. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took a number of unprecedented steps designed to support the financial markets. For example, the enactment of the Dodd-Frank Act in 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. More recently, in response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record-low levels. Extremely low or negative interest rates may become more prevalent or may not work as intended. As there is little precedent for this situation, the impact on various markets that interest rate or other significant policy changes may have is unknown. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the

24	DECEMBER 31, 2020

Janus Henderson Global Income Managed Volatility Fund

Notes to Financial Statements (unaudited)

likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including Janus Capital or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU, commonly known as “Brexit,” which immediately led to significant market volatility around the world, as well as political, economic and legal uncertainty. The United Kingdom formally left the EU on January 31, 2020 and entered into an eleven-month transition period, which expired on December 31, 2020. The negative impact on not only the United Kingdom and European economies could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on the United Kingdom and/or Europe for their business activities and revenues. Any further exits from the EU, or an increase in the belief that such exits are likely or possible, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Real Estate Investing

To the extent that real estate-related securities may be included in the Fund’s named benchmark index, Intech’s mathematical investment process may select equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Janus Investment Fund	25

Janus Henderson Global Income Managed Volatility Fund

Notes to Financial Statements (unaudited)

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. The Fund may lend fund securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the Securities and Exchange Commission (the "SEC"). If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to primarily invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations.

There were no securities on loan as of December 31, 2020.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.55% of its average daily net assets.

Intech Investment Management LLC (“Intech”) serves as subadviser to the Fund. As subadviser, Intech provides day-to-day management of the investment operations of the Fund subject to the general oversight of Janus Capital. Janus Capital owns approximately 97% of Intech.

Janus Capital pays Intech a subadvisory fee rate equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (net of any fee waivers and expense reimbursements).

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer

26	DECEMBER 31, 2020

Janus Henderson Global Income Managed Volatility Fund

Notes to Financial Statements (unaudited)

agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.50% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers for at least a one-year period commencing October 28, 2020. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund pays an annual administrative services fee based on the average daily net assets of Class D Shares for shareholder services provided by Janus Services, as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

The Fund’s actual Class D administrative fee rate was 0.12% for the reporting period.

Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Janus Investment Fund	27

Janus Henderson Global Income Managed Volatility Fund

Notes to Financial Statements (unaudited)

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $166,938 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2020. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2020 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2020 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $251,025 were paid by the Trust to the Trustees under the Deferred Plan during the period ended December 31, 2020.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based

28	DECEMBER 31, 2020

Janus Henderson Global Income Managed Volatility Fund

Notes to Financial Statements (unaudited)

values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended December 31, 2020 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the period ended December 31, 2020, Janus Henderson Distributors retained upfront sales charges of $47.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the period ended December 31, 2020.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended December 31, 2020, redeeming shareholders of Class C Shares paid CDSCs of $369.

As of December 31, 2020, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	2	-*
Class S Shares	100	-*
Class T Shares	-	-

* Less than 0.50%

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with US GAAP).

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2020 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Janus Investment Fund	29

Janus Henderson Global Income Managed Volatility Fund

Notes to Financial Statements (unaudited)

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 126,464,266	$13,116,545	$ (3,958,032)	$ 9,158,513

5. Capital Share Transactions

	Period ended December 31, 2020		Year ended June 30, 2020
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	25,193	$ 355,803	64,803	$ 900,044
Reinvested dividends and distributions	6,460	88,091	17,159	237,521
Shares repurchased	(83,536)	(1,125,808)	(185,339)	(2,502,578)
Net Increase/(Decrease)	(51,883)	$ (681,914)	(103,377)	$ (1,365,013)
Class C Shares:
Shares sold	39,293	$ 537,792	130,741	$ 1,800,560
Reinvested dividends and distributions	13,781	186,592	33,417	459,745
Shares repurchased	(130,374)	(1,773,773)	(205,296)	(2,751,759)
Net Increase/(Decrease)	(77,300)	$ (1,049,389)	(41,138)	$ (491,454)
Class D Shares:
Shares sold	42,972	$ 585,772	267,016	$ 3,635,985
Reinvested dividends and distributions	30,119	409,328	79,038	1,090,362
Shares repurchased	(316,826)	(4,313,673)	(607,261)	(8,072,142)
Net Increase/(Decrease)	(243,735)	$ (3,318,573)	(261,207)	$ (3,345,795)
Class I Shares:
Shares sold	765,527	$10,412,030	2,716,279	$ 37,534,217
Reinvested dividends and distributions	73,999	1,012,304	407,458	5,728,464
Shares repurchased	(888,923)	(12,183,954)	(11,710,186)	(130,593,671)
Net Increase/(Decrease)	(49,397)	$ (759,620)	(8,586,449)	$(87,330,990)
Class N Shares:
Shares sold	11,660	$ 163,758	57,130	$ 805,355
Reinvested dividends and distributions	3,610	49,347	9,776	135,306
Shares repurchased	(51,717)	(701,752)	(77,336)	(1,046,724)
Net Increase/(Decrease)	(36,447)	$ (488,647)	(10,430)	$ (106,063)
Class S Shares:
Shares sold	-	$ -	723	$ 9,942
Reinvested dividends and distributions	16	197	244	3,463
Shares repurchased	-	-	(12,107)	(171,799)
Net Increase/(Decrease)	16	$ 197	(11,140)	$ (158,394)
Class T Shares:
Shares sold	146,582	$ 1,998,475	1,049,093	$ 14,291,023
Reinvested dividends and distributions	32,517	442,314	86,998	1,201,762
Shares repurchased	(599,574)	(8,205,759)	(1,263,569)	(16,596,177)
Net Increase/(Decrease)	(420,475)	$ (5,764,970)	(127,478)	$ (1,103,392)

6. Purchases and Sales of Investment Securities

For the period ended December 31, 2020, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$29,356,230	$ 41,331,795	$ -	$ -

30	DECEMBER 31, 2020

Janus Henderson Global Income Managed Volatility Fund

Notes to Financial Statements (unaudited)

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2020 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	31

Janus Henderson Global Income Managed Volatility Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 60-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each Fund of Janus Investment Fund (together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreements for the Janus Henderson Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2020, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2021 through February 1, 2022, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus

32	DECEMBER 31, 2020

Janus Henderson Global Income Managed Volatility Fund

Additional Information (unaudited)

Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital generally does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2020, approximately 75% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers, and for the 12 months ended September 30, 2020, approximately 62% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Janus Investment Fund	33

Janus Henderson Global Income Managed Volatility Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Developed World Bond Fund, the Trustees noted the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

34	DECEMBER 31, 2020

Janus Henderson Global Income Managed Volatility Fund

Additional Information (unaudited)

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Janus Investment Fund	35

Janus Henderson Global Income Managed Volatility Fund

Additional Information (unaudited)

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance.

36	DECEMBER 31, 2020

Janus Henderson Global Income Managed Volatility Fund

Additional Information (unaudited)

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory fees and any administration fees but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 10% under the average total expenses of the respective Broadridge Expense Group peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 9% under the average management fees for the respective Broadridge Expense Group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

Janus Investment Fund	37

Janus Henderson Global Income Managed Volatility Fund

Additional Information (unaudited)

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to funds subadvised by Janus Capital and to the fees Janus Capital charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very distinct relative to retail funds; and (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; (4) 9 of 10 Janus Henderson Funds have lower management fees than similar funds subadvised by Janus Capital; and (5) 5 of 8 Janus Henderson Funds have lower management fees than similar separate accounts managed by Janus Capital.

The Trustees considered the fees for each Fund for its fiscal year ended in 2019, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

38	DECEMBER 31, 2020

Janus Henderson Global Income Managed Volatility Fund

Additional Information (unaudited)

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

Janus Investment Fund	39

Janus Henderson Global Income Managed Volatility Fund

Additional Information (unaudited)

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that, the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Venture Fund, the Trustees noted that, the Fund’s total expenses were below the peer group for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

40	DECEMBER 31, 2020

Janus Henderson Global Income Managed Volatility Fund

Additional Information (unaudited)

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by Janus Capital were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital

Janus Investment Fund	41

Janus Henderson Global Income Managed Volatility Fund

Additional Information (unaudited)

and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 73% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. They also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) as the assets of some of the Janus Henderson Funds have declined in the past few years, certain of those Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined; (3) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (4) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by Janus Capital and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their

42	DECEMBER 31, 2020

Janus Henderson Global Income Managed Volatility Fund

Additional Information (unaudited)

relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

Janus Investment Fund	43

Janus Henderson Global Income Managed Volatility Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2020. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

44	DECEMBER 31, 2020

Janus Henderson Global Income Managed Volatility Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

Janus Investment Fund	45

Janus Henderson Global Income Managed Volatility Fund

Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

46	DECEMBER 31, 2020

Janus Henderson Global Income Managed Volatility Fund

Notes

NotesPage1

Janus Investment Fund	47

Janus Henderson Global Income Managed Volatility Fund

Notes

NotesPage2

48	DECEMBER 31, 2020

Janus Henderson Global Income Managed Volatility Fund

Notes

NotesPage3

Janus Investment Fund	49

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins and Intech are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors
125-24-93013 03-21

SEMIANNUAL REPORT December 31, 2020

Janus Henderson Government Money Market Fund

Janus Investment Fund

Janus Henderson Government Money Market Fund

Janus Henderson Government Money Market Fund (unaudited)

Performance

David Spilsted co-portfolio manager	Garrett Strum co-portfolio manager

Average Annual Total Return		Seven-Day Current Yield
For the periods ended December 31, 2020		Class D Shares
Class D Shares		With Reimbursement	0.00%
Fiscal Year-to-Date	0.00%	Without Reimbursement	0.00%
1 Year	0.24%	Class T Shares
5 Year	0.70%	With Reimbursement	0.00%
10 Year	0.35%	Without Reimbursement	0.00%
Since Inception (February 14, 1995)	2.08%	Expense Ratios
Class T Shares		Per the October 28, 2020 prospectuses
Fiscal Year-to-Date	0.00%	Class D Shares
1 Year	0.24%	Total Annual Fund Operating Expenses	0.63%
5 Year	0.69%	Class T Shares
10 Year	0.34%	Total Annual Fund Operating Expenses	0.66%
Since Inception (February 14, 1995)	2.08%

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Returns include reinvestment of all dividends and distributions.

The yield more closely reflects the current earnings of the money market fund than the total return.

Class D Shares of the Fund commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

If Class D Shares of the Fund had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

See “Useful Information About Your Fund Report.”

See Financial Highlights for actual expense ratios during the reporting period.

Janus Investment Fund	1

Janus Henderson Government Money Market Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/20)	Ending Account Value (12/31/20)	Expenses Paid During Period (7/1/20 - 12/31/20)†	Beginning Account Value (7/1/20)	Ending Account Value (12/31/20)	Expenses Paid During Period (7/1/20 - 12/31/20)†	Net Annualized Expense Ratio (7/1/20 - 12/31/20)
Class D Shares	$1,000.00	$1,000.00	$0.60	$1,000.00	$1,024.60	$0.61	0.12%
Class T Shares	$1,000.00	$1,000.00	$0.60	$1,000.00	$1,024.60	$0.61	0.12%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

2	DECEMBER 31, 2020

Janus Henderson Government Money Market Fund

Schedule of Investments (unaudited)

December 31, 2020

Principal Amounts		Value
U.S. Government Agency Notes– 41.7%
Federal Farm Credit Discount Notes:
0.0800%, 2/25/21	$5,000,000	$4,999,422
0.0800%, 3/22/21	5,000,000	4,999,144
		9,998,566
Federal Home Loan Bank Discount Notes:
0.0901%, 1/4/21	5,000,000	5,000,000
0.0926%, 1/6/21	10,000,000	9,999,949
0.0901%, 1/8/21	5,000,000	4,999,950
0.0951%, 1/11/21	5,000,000	4,999,908
0.0915%, 1/12/21	5,000,000	4,999,898
0.1017%, 1/13/21	4,000,000	3,999,898
0.1001%, 1/15/21	5,000,000	4,999,847
0.0900%, 1/19/21	5,000,000	4,999,813
0.1017%, 1/20/21	5,000,000	4,999,774
0.0941%, 1/22/21	5,000,000	4,999,765
0.0800%, 2/3/21	5,000,000	4,999,667
0.1101%, 2/5/21	5,000,000	4,999,511
0.0762%, 2/8/21	5,000,000	4,999,630
0.0864%, 2/12/21	5,000,000	4,999,533
0.1001%, 2/16/21	5,000,000	4,999,403
0.0800%, 2/17/21	5,000,000	4,999,511
0.0800%, 2/19/21	3,600,000	3,599,632
0.0850%, 2/26/21	5,000,000	4,999,374
0.0800%, 3/3/21	5,000,000	4,999,356
0.1001%, 3/5/21	5,000,000	4,999,167
0.0800%, 3/17/21	5,000,000	4,999,200
0.0860%, 3/19/21	5,000,000	4,999,116
0.0891%, 3/24/21	5,000,000	4,999,023
0.0901%, 3/26/21	5,000,000	4,998,988
0.0812%, 4/29/21	5,000,000	4,998,704
0.0901%, 6/4/21	5,000,000	4,998,112
0.0901%, 6/9/21	5,000,000	4,998,050
		137,584,779
FHLMC Multifamily VRD Certificates Taxable:
0.2400%, 1/15/42¶	2,918,764	2,915,986
Total U.S. Government Agency Notes (cost $150,499,331)		150,499,331
U.S. Treasury Debt– 16.6%
Cash Management Bill, 0.0856%, 3/16/21	5,000,000	4,999,201
United States Treasury Bill, 0.0010%, 1/5/21	5,000,000	4,999,988
United States Treasury Bill, 0.1052%, 1/28/21	5,000,000	4,999,716
United States Treasury Bill, 0.1073%, 2/11/21	5,000,000	4,999,508
United States Treasury Bill, 0.0948%, 2/25/21	5,000,000	4,999,385
United States Treasury Bill, 0.0772%, 3/4/21	5,000,000	4,999,426
United States Treasury Bill, 0.0919%, 3/11/21	5,000,000	4,999,229
United States Treasury Bill, 0.0869%, 3/18/21	5,000,000	4,999,188
United States Treasury Bill, 0.0864%, 3/25/21	5,000,000	4,999,110
United States Treasury Bill, 0.0859%, 4/1/21	5,000,000	4,999,033
United States Treasury Bill, 0.0856%, 4/8/21	5,000,000	4,998,955
United States Treasury Bill, 0.0895%, 4/15/21	5,000,000	4,998,821
Total U.S. Treasury Debt (cost $59,991,560)		59,991,560
Variable Rate Demand Notes¶– 14.3%
AE Realty LLC (LOC: FHLB Dallas), 0.2800%, 10/1/23	280,000	280,000
Bryan W Kelley IRR (LOC: FHLB of Dallas), 0.1800%, 7/1/70	2,980,000	2,980,000
Clearwater Solutions LLC (LOC: FHLB Atlanta), 0.4000%, 9/1/21	90,000	90,000
Cypress Bend Real Estate Development Co LLC (LOC: FHLB Dallas),
0.1800%, 4/1/33	9,000,000	9,000,000
Irvine Inn Apartments (LOC: FHLB San Francisco), 0.1900%, 2/1/60	4,000,000	4,000,000
Johnson Capital Management LLC (LOC: FHLB Indianapolis), 0.2400%, 6/3/47	2,845,000	2,845,000
Kenneth Rosenthal Irrevocable Life Insurance Trust (LOC: FHLB Dallas),

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	3

Janus Henderson Government Money Market Fund

Schedule of Investments (unaudited)

December 31, 2020

Principal Amounts		Value
Variable Rate Demand Notes¶– (continued)
0.1800%, 4/1/36	$6,425,000	$6,425,000
Lake Nona Trust (LOC: FHLB Atlanta), 0.2800%, 10/1/44	2,600,000	2,600,000
Mississippi Business Finance Corp (LOC: FHLB Dallas), 0.4000%, 9/1/21	375,000	375,000
Mississippi Business Finance Corp (LOC: FHLB Dallas), 0.2500%, 12/1/35	2,665,000	2,665,000
Olivetree Apartments LP (LOC: FHLB San Francisco), 0.1900%, 6/2/59	3,000,000	3,000,000
SMZ Holdings LLC/TX (LOC: FHLB Dallas), 0.1800%, 6/1/40	4,240,000	4,240,000
Travis Way LLC (LOC: FHLB San Francisco), 0.1900%, 10/1/59	7,660,000	7,660,000
Tyler Enterprises LLC (LOC: FHLB Dallas), 0.2800%, 10/3/22	425,000	425,000
Ventana Housing LP (LOC: FHLB San Francisco), 0.1900%, 6/1/60	5,000,000	5,000,000
Total Variable Rate Demand Notes (cost $51,585,000)		51,585,000
Repurchase Agreementsë– 26.8%
Credit Agricole, New York, Joint repurchase agreement, 0.0500%, dated 12/31/20, maturing 1/4/21 to be repurchased at $5,000,028 collateralized by $3,953,396 in U.S. Treasuries 2.8750%, 5/15/49 with a value of $5,100,004	5,000,000	5,000,000
Goldman Sachs & Co., Joint repurchase agreement, 0.0600%, dated 12/31/20, maturing 1/4/21 to be repurchased at $15,000,100 collateralized by $14,988,385 in U.S. Government Agencies 0.7516% - 2.9178%, 5/20/49 - 7/16/50 with a value of $15,300,000	15,000,000	15,000,000
HSBC Securities (USA), Inc, Joint repurchase agreement, 0.0500%, dated 12/31/20, maturing 1/4/21 to be repurchased at $10,000,056 collateralized by $8,911,740 in U.S. Treasuries 0.7500% - 3.6250%, 2/15/21 - 11/15/47 with a value of $10,200,003	10,000,000	10,000,000
ING Financial Markets LLC, Joint repurchase agreement, 0.0600%, dated 12/31/20, maturing 1/4/21 to be repurchased at $15,000,100 collateralized by $14,135,182 in U.S. Government Agencies 2.0000% - 4.5000%, 8/1/27 - 11/1/50 with a value of $15,300,102	15,000,000	15,000,000
Royal Bank of Canada, NY Branch, Joint repurchase agreement, 0.0300%, dated 12/31/20, maturing 1/4/21 to be repurchased at $5,000,017 collateralized by $4,720,685 in U.S. Treasuries 0.2500% - 2.3750%, 10/31/24 - 7/15/29 with a value of $5,100,018	5,000,000	5,000,000
Royal Bank of Canada, NY Branch, Joint repurchase agreement, 0.0500%, dated 12/31/20, maturing 1/4/21 to be repurchased at $26,500,147 collateralized by $25,562,071 in U.S. Government Agencies 2.0000% - 22.2193%, 12/15/23 - 12/20/50 with a value of $27,030,150	26,500,000	26,500,000
Wells Fargo Securities LLC, Joint repurchase agreement, 0.0700%, dated 12/31/20, maturing 1/4/21 to be repurchased at $20,000,156 collateralized by $18,880,559 in U.S. Government Agencies 2.0000% - 6.5000%, 5/1/24 - 11/1/50 with a value of $20,400,159	20,000,000	20,000,000
Total Repurchase Agreements (cost $96,500,000)		96,500,000
Total Investments (total cost $358,575,891) – 99.4%		358,575,891
Cash, Receivables and Other Assets, net of Liabilities – 0.6%		2,115,956
Net Assets – 100%		$360,691,847

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

4	DECEMBER 31, 2020

Janus Henderson Government Money Market Fund

Notes to Schedule of Investments and Other Information (unaudited)

LLC	Limited Liability Company
LOC	Letter of Credit

Money market funds may hold securities with stated maturities of greater than 397 days when those securities have features that allow a fund to “put” back the security to the issuer or to a third party within 397 days of acquisition. The maturity dates shown in the security descriptions are the stated maturity dates.

¶

Variable rate demand notes are not based on a published reference rate and spread; they are determined by the issuer or remarketing agent and current market conditions. The reference rate in the security description is as of December 31, 2020.

ë	The Fund may have elements of risk due to concentration of investments. Such concentrations may subject the Fund to additional risks.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2020. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
U.S. Government Agency Notes	$-	$150,499,331	$-
U.S. Treasury Debt	-	59,991,560	-
Variable Rate Demand Notes	-	51,585,000	-
Repurchase Agreements	-	96,500,000	-
Total Assets	$-	$358,575,891	$-

Janus Investment Fund	5

Janus Henderson Government Money Market Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2020

Assets:
Investments, at value(1)	$262,075,891
Repurchase agreements, at value(2)	96,500,000
Cash	107,161
Non-interested Trustees' deferred compensation	8,204
Receivables:
Fund shares sold	5,251,542
Interest	9,580
Other assets	38,499
Total Assets	363,990,877
Liabilities:
Payables:	—
Investments purchased	2,180,000
Fund shares repurchased	1,017,247
Advisory fees	66,655
Professional fees	26,259
Non-interested Trustees' deferred compensation fees	8,204
Non-interested Trustees' fees and expenses	549
Dividends	116
Total Liabilities	3,299,030
Net Assets	$360,691,847
Net Assets Consist of:
Capital (par value and paid-in surplus)	$360,694,606
Total distributable earnings (loss)	(2,759)
Total Net Assets	$360,691,847
Net Assets - Class D Shares	$354,008,879
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	354,018,814
Net Asset Value Per Share	$1.00
Net Assets - Class T Shares	$6,682,968
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	6,683,214
Net Asset Value Per Share	$1.00

(1) Includes cost of $262,075,891. (2) Includes cost of repurchase agreements of $96,500,000.

See Notes to Financial Statements.

6	DECEMBER 31, 2020

Janus Henderson Government Money Market Fund

Statement of Operations (unaudited)

For the period ended December 31, 2020

Investment Income:
Interest	$213,557
Other income	214
Total Investment Income	213,771
Expenses:
Advisory fees	361,944
Administration services fees:
Class D Shares	637,963
Class T Shares	14,287
Professional fees	20,699
Non-interested Trustees’ fees and expenses	3,754
Total Expenses	1,038,647
Less: Excess Expense Reimbursement and Waivers	(826,752)
Net Expenses	211,895
Net Investment Income/(Loss)	1,876
Net Realized Gain/(Loss) on Investments:
Investments	(2)
Total Net Realized Gain/(Loss) on Investments	(2)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$1,874

See Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Government Money Market Fund

Statements of Changes in Net Assets

	Period ended December 31, 2020 (unaudited)	Year ended June 30, 2020

Operations:
Net investment income/(loss)	$1,876	$2,202,484
Net realized gain/(loss) on investments	(2)	(18)
Net Increase/(Decrease) in Net Assets Resulting from Operations	1,874	2,202,466
Dividends and Distributions to Shareholders:
Class D Shares	(1,836)	(2,126,919)
Class T Shares	(41)	(75,565)
Net Decrease from Dividends and Distributions to Shareholders	(1,877)	(2,202,484)
Capital Share Transactions:
Class D Shares	29,407,803	122,021,460
Class T Shares	(701,082)	(464,559)
Net Increase/(Decrease) from Capital Share Transactions	28,706,721	121,556,901
Net Increase/(Decrease) in Net Assets	28,706,718	121,556,883
Net Assets:
Beginning of period	331,985,129	210,428,246
End of period	$360,691,847	$331,985,129

See Notes to Financial Statements.

8	DECEMBER 31, 2020

Janus Henderson Government Money Market Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended December 31, 2020 (unaudited) and the year ended June 30	2020	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	—(2)	0.01	0.02	0.01	—(2)	—(2)
Net realized and unrealized gain/(loss)(2)	—	—	—	—	—	—
Total from Investment Operations	—	0.01	0.02	0.01	—	—
Less Dividends and Distributions:
Dividends (from net investment income)	—(2)	(0.01)	(0.02)	(0.01)	—(2)	—
Total Dividends and Distributions	—	(0.01)	(0.02)	(0.01)	—	—
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return*	0.00%	0.96%	1.71%	0.79%	0.05%	0.00%
Net Assets, End of Period (in thousands)	$354,009	$324,601	$202,580	$188,213	$179,761	$160,769
Average Net Assets for the Period (in thousands)	$345,617	$252,388	$197,526	$185,892	$181,337	$155,300
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.58%	0.63%	0.69%	0.69%	0.68%	0.68%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.12%	0.49%	0.59%	0.59%	0.58%	0.28%
Ratio of Net Investment Income/(Loss)	0.00%(3)	0.84%	1.70%	0.79%	0.05%	0.00%(3)

Class T Shares
For a share outstanding during the period ended December 31, 2020 (unaudited) and the year ended June 30	2020	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	—(2)	0.01	0.02	0.01	—(2)	—(2)
Net realized and unrealized gain/(loss)(2)	—	—	—	—	—	—
Total from Investment Operations	—	0.01	0.02	0.01	—	—
Less Dividends and Distributions:
Dividends (from net investment income)	—(2)	(0.01)	(0.02)	(0.01)	—(2)	—
Total Dividends and Distributions	—	(0.01)	(0.02)	(0.01)	—	—
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return*	0.00%	0.94%	1.70%	0.76%	0.04%	0.00%
Net Assets, End of Period (in thousands)	$6,683	$7,384	$7,849	$8,544	$7,458	$3,614
Average Net Assets for the Period (in thousands)	$7,345	$7,745	$8,055	$8,262	$8,190	$3,323
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.60%	0.66%	0.71%	0.72%	0.71%	0.70%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.12%	0.53%	0.61%	0.62%	0.61%	0.29%
Ratio of Net Investment Income/(Loss)	0.00%(3)	0.98%	1.67%	0.76%	0.04%	0.00%(3)

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

(3) Less than 0.005%.

See Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Government Money Market Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Government Money Market Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 45 Funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks capital preservation and liquidity with current income as a secondary objective.

The Fund offers two classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer both classes of shares.

The Fund operates as a “government money market fund” as such term is defined in or interpreted under Rule 2a-7 under the Investment Company Act of 1940, as amended. As a government money market fund, the Fund pursues its investment objectives by normally investing at least 99.5% of its total assets in cash, U.S. Government securities, and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash and/or government securities).

As a government money market fund, the Fund is not required to impose a liquidity fee and/or a redemption gate on fund redemptions. The Trustees have determined not to subject the Fund to a liquidity fee and/or a redemption gate on fund redemptions. The Trustees have reserved its ability to change this determination with respect to liquidity fees and/or redemption gates, but only after providing appropriate prior notice to shareholders.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting priciples ("US GAAP")).

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

Liquidity

The Fund has adopted liquidity requirements (measured at the time of purchase) as noted:

The Fund will limit its investments in illiquid securities to 5% or less of its total assets.

Daily liquidity. The Fund will invest at least 10% of its total assets in “daily liquid assets,” which generally include cash (including demand deposits), direct obligations of the U.S. Government, securities (including repurchase agreements) that will mature or are subject to a demand feature that is exercisable and payable within one business day, and/or amounts receivable and due unconditionally within one business day on pending sales of portfolio securities.

Weekly liquidity. The Fund will invest at least 30% of its assets in “weekly liquid assets,” which generally include cash (including demand deposits), direct obligations of the U.S. Government, agency discount notes with remaining maturities of 60 days or less, and securities (including repurchase agreements) that will mature or are subject to a demand feature that is exercisable and payable within five business days.

10	DECEMBER 31, 2020

Janus Henderson Government Money Market Fund

Notes to Financial Statements (unaudited)

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Investments held by the Fund are valued utilizing the amortized cost method of valuation permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under the amortized cost method, which does not take into account unrealized capital gains or losses, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE.

Periodic review and monitoring of the valuation of short-term securities is performed in an effort to ensure that amortized cost approximates market value. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2020 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are

Janus Investment Fund	11

Janus Henderson Government Money Market Fund

Notes to Financial Statements (unaudited)

allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

Dividends, if any, are declared daily and distributed monthly for the Fund. Realized capital gains, if any, are declared and distributed in December. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

In the aftermath of the 2007-2008 financial crisis, the financial sector experienced reduced liquidity in credit and other fixed-income markets, and an unusually high degree of volatility, both domestically and internationally. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took a number of unprecedented steps designed to support the financial markets. For example, the enactment of the Dodd-Frank Act in 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. More recently, in response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record-low levels. Extremely low or negative interest rates may become more prevalent or may not work as intended. As there is little precedent for this situation, the impact on various markets that interest rate or other significant policy changes may have is unknown. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

12	DECEMBER 31, 2020

Janus Henderson Government Money Market Fund

Notes to Financial Statements (unaudited)

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including Janus Capital or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU, commonly known as “Brexit,” which immediately led to significant market volatility around the world, as well as political, economic and legal uncertainty. The United Kingdom formally left the EU on January 31, 2020 and entered into an eleven-month transition period, which expired on December 31, 2020. The negative impact on not only the United Kingdom and European economies could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on the United Kingdom and/or Europe for their business activities and revenues. Any further exits from the EU, or an increase in the belief that such exits are likely or possible, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through its investments in certain securities, including, but not limited to, repurchase agreements and debt securities. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

Janus Investment Fund	13

Janus Henderson Government Money Market Fund

Notes to Financial Statements (unaudited)

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Credit Agricole, New York	$5,000,000	$—	$(5,000,000)	$—
Goldman Sachs & Co.	15,000,000	—	(15,000,000)	—
HSBC Securities (USA), Inc	10,000,000	—	(10,000,000)	—
ING Financial Markets LLC	15,000,000	—	(15,000,000)	—
Royal Bank of Canada, NY Branch	31,500,000	—	(31,500,000)	—
Wells Fargo Securities LLC	20,000,000	—	(20,000,000)	—

Total	$96,500,000	$—	$(96,500,000)	$—
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

All repurchase agreements are transacted under legally enforceable master repurchase agreements that give the Fund, in the event of default by the counterparty, the right to liquidate securities held and to offset receivables and payables with the counterparty. For financial reporting purposes, the Fund does not offset financial instruments' payables and receivables and related collateral on the Statement of Assets and Liabilities. Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest.

Repurchase Agreements

The Fund and other funds advised by Janus Capital or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Sovereign Debt

The Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which

14	DECEMBER 31, 2020

Janus Henderson Government Money Market Fund

Notes to Financial Statements (unaudited)

the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.

Variable and Floating Rate Notes

The Fund also may purchase variable and floating rate demand notes of corporations and other entities, which are unsecured obligations redeemable upon not more than 30 days’ notice. The Fund may purchase variable and floating rate demand notes of U.S. Government issuers or commercial banks. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days’ notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a seven day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid investment. The rate of interest on securities purchased by the Fund may be tied to short-term Treasury or other government securities or indices on securities that are permissible investments of the Fund, as well as other money market rates of interest. The Fund will not purchase securities whose values are tied to interest rates or indices that are not appropriate for the duration and volatility standards of a money market fund.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.20% of its average daily net assets.

Janus Capital has voluntarily agreed to waive one-half of the Fund’s investment advisory fee. Janus Capital may also voluntarily waive and/or reimburse additional fees to the extent necessary to assist the Fund in attempting to maintain a yield of at least 0.00%. These waivers and reimbursements are voluntary and could change or be terminated at any time at the discretion of Janus Capital. The voluntary advisory fee waiver was terminated effective February 1, 2020. There is no guarantee that the Fund will maintain a positive yield. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Effective February 1, 2020, Class D Shares and Class T Shares of the Fund compensate Janus Capital at an annual rate of 0.36% and 0.38%, respectively, of average daily net assets for providing certain administration services including, but not limited to, oversight and coordination of the Fund’s service providers, recordkeeping and registration functions and also to pay for costs such as shareholder servicing and custody. Prior to February 1, 2020, Class D Shares and Class T Shares the Fund compensated Janus Capital at an annual rate of 0.46% and 0.48%, respectively, for providing certain administration services. These amounts are disclosed as “Administration services fees” on the Statement of Operations. A portion of the Fund’s administration fee is paid to BNP Paribas Financial Services ("BPFS"). BPFS provides certain administrative services to the Fund, including services related to Fund accounting, calculation of the Fund’s daily NAV, and Fund audit, tax, and reporting obligations, pursuant to a sub-administration agreement with Janus Capital on behalf of the Fund. Janus Capital does not receive any additional compensation, beyond the administration services fee for serving as administrator.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2020 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and

Janus Investment Fund	15

Janus Henderson Government Money Market Fund

Notes to Financial Statements (unaudited)

Liabilities. Deferred compensation expenses for the period ended December 31, 2020 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $251,025 were paid by the Trust to the Trustees under the Deferred Plan during the period ended December 31, 2020.

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, and capital loss carryovers.

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2020, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended June 30, 2020
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$ (18)	$ -	$ (18)

5. Capital Share Transactions

	Period ended December 31, 2020		Year ended June 30, 2020
	Shares	Amount	Shares	Amount

Class D Shares:
Shares sold	147,517,674	$147,517,674	317,884,747	$317,884,746
Reinvested dividends and distributions	1,160	1,160	2,093,457	2,093,457
Shares repurchased	(118,111,031)	(118,111,031)	(197,956,742)	(197,956,743)
Net Increase/(Decrease)	29,407,803	$ 29,407,803	122,021,462	$122,021,460
Class T Shares:
Shares sold	4,625,067	$ 4,625,068	8,718,223	$ 8,718,222
Reinvested dividends and distributions	41	41	75,224	75,224
Shares repurchased	(5,326,191)	(5,326,191)	(9,258,005)	(9,258,005)
Net Increase/(Decrease)	(701,083)	$ (701,082)	(464,558)	$ (464,559)

6. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2020 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

16	DECEMBER 31, 2020

Janus Henderson Government Money Market Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Monthly Portfolio Holdings

The Fund files its complete holdings in a monthly report on Form N-MFP within 5 business days after each month end. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each Fund of Janus Investment Fund (together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreements for the Janus Henderson Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2020, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2021 through February 1, 2022, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees

Janus Investment Fund	17

Janus Henderson Government Money Market Fund

Additional Information (unaudited)

who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital generally does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2020, approximately 75% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers, and for the 12 months ended September 30, 2020, approximately 62% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

18	DECEMBER 31, 2020

Janus Henderson Government Money Market Fund

Additional Information (unaudited)

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Developed World Bond Fund, the Trustees noted the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

Janus Investment Fund	19

Janus Henderson Government Money Market Fund

Additional Information (unaudited)

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months

20	DECEMBER 31, 2020

Janus Henderson Government Money Market Fund

Additional Information (unaudited)

ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

Janus Investment Fund	21

Janus Henderson Government Money Market Fund

Additional Information (unaudited)

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory fees and any administration fees but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 10% under the average total expenses of the respective Broadridge Expense Group peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 9% under the average management fees for the respective Broadridge Expense Group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus

22	DECEMBER 31, 2020

Janus Henderson Government Money Market Fund

Additional Information (unaudited)

Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to funds subadvised by Janus Capital and to the fees Janus Capital charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very distinct relative to retail funds; and (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; (4) 9 of 10 Janus Henderson Funds have lower management fees than similar funds subadvised by Janus Capital; and (5) 5 of 8 Janus Henderson Funds have lower management fees than similar separate accounts managed by Janus Capital.

The Trustees considered the fees for each Fund for its fiscal year ended in 2019, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Investment Fund	23

Janus Henderson Government Money Market Fund

Additional Information (unaudited)

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

24	DECEMBER 31, 2020

Janus Henderson Government Money Market Fund

Additional Information (unaudited)

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that, the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Venture Fund, the Trustees noted that, the Fund’s total expenses were below the peer group for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The

Janus Investment Fund	25

Janus Henderson Government Money Market Fund

Additional Information (unaudited)

Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by Janus Capital were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that,

26	DECEMBER 31, 2020

Janus Henderson Government Money Market Fund

Additional Information (unaudited)

although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 73% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. They also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) as the assets of some of the Janus Henderson Funds have declined in the past few years, certain of those Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined; (3) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (4) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by Janus Capital and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the

Janus Investment Fund	27

Janus Henderson Government Money Market Fund

Additional Information (unaudited)

subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

28	DECEMBER 31, 2020

Janus Henderson Government Money Market Fund

Useful Information About Your Fund Report (unaudited)

Performance Overviews

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

Janus Investment Fund	29

Janus Henderson Government Money Market Fund

Useful Information About Your Fund Report (unaudited)

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

30	DECEMBER 31, 2020

Janus Henderson Government Money Market Fund

Notes

NotesPage1

Janus Investment Fund	31

Janus Henderson Government Money Market Fund

Notes

NotesPage2

32	DECEMBER 31, 2020

Janus Henderson Government Money Market Fund

Notes

NotesPage3

Janus Investment Fund	33

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins and Intech are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors
125-24-93025 03-21

SEMIANNUAL REPORT December 31, 2020

Janus Henderson High-Yield Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson High-Yield Fund

Janus Henderson High-Yield Fund (unaudited)

FUND SNAPSHOT

A high-conviction, active high-yield fund that seeks to generate competitive risk-adjusted returns while mitigating drawdowns. The Fund takes a research-first mentality on both macro and security selection risks.

Seth Meyer co-portfolio manager	Brent Olson co-portfolio manager

PERFORMANCE OVERVIEW

For the six-month period ended December 31, 2020, the Janus Henderson High-Yield Fund’s Class I Shares returned 12.42% compared with 11.34% for its benchmark, the Bloomberg Barclays U.S. Corporate High-Yield Bond Index.

INVESTMENT ENVIRONMENT

High-yield corporate credit performed well during the period, with all industry sectors generating a positive return. Energy names were among the strongest performers. While concerns about rising cases of COVID-19 and the U.S. election created mid-period uncertainty, a steadily improving economic outlook, a market-friendly U.S. election outcome and promising developments in COVID-19 vaccines sparked high-yield bond spreads (yields over Treasuries) to tighten significantly in November. As investors became more comfortable taking additional risk, the lowest tiers of the high-yield market performed particularly well.

PERFORMANCE DISCUSSION

The high-yield market increasingly focused on improving economic fundamentals, becoming more confident in sustained economic growth, lower default rates and improved corporate earnings in the year ahead. The portfolio was well positioned for this shift, benefiting from adding early to more cyclical sectors such as metals and mining, airlines, gaming and select retailers.

The market had become, in our view, less discriminate about the outlook for individual companies, and we took advantage of November’s strong performance in risk markets to reduce exposure to our more cyclical equity and equity-like securities added in prior months. As positions reached our price targets, we redeployed profits from names such as T-Mobile and Ceasars Entertainment into bank loans and high-yield corporate bonds. We also rotated from certain stronger-performing investment-grade names into lower-rated issuers, enabling us to capture some of the robust performance in the lowest tiers of the high-yield market. Positions that did not meet our investment criteria also performed well, however, partially offsetting some of those gains.

On a single-name basis, computer memory manufacturer Micron Technology also detracted. The issuer was challenged by weak environment for NAND memory early in the period, and we sold the position in favor of higher-conviction ideas. A modest equity position in LGI Homes also detracted; we believe the issuer’s bonds have reached fair value, while its equity may still have room to benefit from the rebound ahead.

DERIVATIVES USAGE

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

We remain positive on the outlook for high-yield bonds, believing it is appropriate to look past the months of instability COVID-19 may yet cause. In our view, corporate earnings are likely to improve significantly in 2021, and defaults are likely to fall. Indeed, the decline in distressed bonds (defined as having a price below 70 to 80 cents on the dollar) suggests defaults may have peaked earlier in 2020. Additionally, many companies have already begun a multi-year process of repairing their balance sheets.

We also think it is important to recognize the high-yield market’s evolution toward higher quality since the Global Financial Crisis (as measured by the ratings breakdown in the Bloomberg Barclays U.S. High Yield Index), which suggests lower aggregate spreads are appropriate, everything else being equal. Further, the history of high-yield spreads suggests current levels are more likely in times of rising default rates, not declining default rates. Finally, given the generally low-yield environment in fixed income, we believe the income potential on high-yield bonds will remain relatively attractive.

Janus Investment Fund	1

Janus Henderson High-Yield Fund (unaudited)

However, while many portfolio returns in 2020 were determined by the general direction of the market, we anticipate returns in 2021 will be determined by the relative performance of individual sectors and companies. Selectivity will be essential. If, as we expect, index returns will be more modest in 2021, the opportunity to add incremental returns through active management is likely to grow in importance. Whether as a result of inevitable volatility or the ability to avoid some of the inefficiencies of passive management, we believe opportunities will continue to present themselves.

The market’s recent strength has resulted in the majority of high-yield bonds trading with relatively high dollar prices. Because of the ability of many companies to “call” their bonds – a feature that allows companies to buy them back from the market at a pre-agreed price – the upside in some index securities is limited. We believe active managers with the fundamental research capabilities to identify bonds of comparable risk but with more upside potential will benefit in the months ahead. Whether by honing in on those opportunities or by being able to avoid exposure to troubled companies, we believe active industry and security selection will lead to better risk-adjusted returns in the coming year.

Thank you for your investment in Janus Henderson High-Yield Bond Fund.

2	DECEMBER 31, 2020

Janus Henderson High-Yield Fund (unaudited)

Fund At A Glance

December 31, 2020

Fund Profile
30-day Current Yield*	Without Reimbursement	With Reimbursement
Class A Shares NAV	4.60%	4.60%
Class A Shares MOP	4.38%	4.38%
Class C Shares**	3.87%	3.88%
Class D Shares	4.80%	4.80%
Class I Shares	4.87%	4.87%
Class N Shares	4.93%	4.93%
Class R Shares	3.99%	4.19%
Class S Shares	4.31%	4.43%
Class T Shares	4.69%	4.69%
Weighted Average Maturity		6.4 Years
Average Effective Duration***		3.1 Years
* Yield will fluctuate.
** Does not include the 1.00% contingent deferred sales charge.
*** A theoretical measure of price volatility.

Ratings† Summary - (% of Total Investments)
BBB	3.0%
BB	36.7%
B	37.2%
CCC	16.2%
Not Rated	1.9%
Equity	3.0%
Other	2.0%

† Credit ratings provided by Standard & Poor's (S&P), an independent credit rating agency. Credit ratings range from AAA (highest) to D (lowest) based on S&P's measures. Further information on S&P's rating methodology may be found at www.standardandpoors.com. Other rating agencies may rate the same securities differently. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change. "Not Rated" securities are not rated by S&P, but may be rated by other rating agencies and do not necessarily indicate low quality. "Other" includes cash equivalents, equity securities, and certain derivative instruments.

Significant Areas of Investment - (% of Net Assets)

Asset Allocation - (% of Net Assets)
Corporate Bonds	89.8%
Bank Loans and Mezzanine Loans	3.4%
Investment Companies	3.2%
Preferred Stocks	2.0%
Investments Purchased with Cash Collateral from Securities Lending	1.2%
Common Stocks	1.0%
Other	(0.6)%
100.0%

Janus Investment Fund	3

Janus Henderson High-Yield Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended December 31, 2020						Expense Ratios
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV	12.15%	5.25%	6.97%	5.76%	7.16%	0.98%	0.98%
Class A Shares at MOP	6.79%	0.29%	5.92%	5.25%	6.95%
Class C Shares at NAV	11.85%	4.59%	6.27%	5.03%	6.41%	1.72%	1.72%
Class C Shares at CDSC	10.85%	3.59%	6.27%	5.03%	6.41%
Class D Shares	12.27%	5.47%	7.21%	5.99%	7.28%	0.77%	0.77%
Class I Shares	12.42%	5.64%	7.31%	6.06%	7.32%	0.72%	0.72%
Class N Shares	12.35%	5.62%	7.37%	6.11%	7.33%	0.62%	0.62%
Class R Shares	12.04%	4.89%	6.55%	5.34%	6.69%	1.57%	1.39%
Class S Shares	12.16%	5.16%	6.82%	5.60%	6.96%	1.30%	1.13%
Class T Shares	12.35%	5.49%	7.14%	5.90%	7.24%	0.87%	0.87%
Bloomberg Barclays U.S. Corporate High-Yield Bond Index	11.34%	7.11%	8.59%	6.80%	7.11%
Morningstar Quartile - Class T Shares	-	2nd	2nd	2nd	1st
Morningstar Ranking - based on total returns for High Yield Bond Funds	-	293/685	299/630	186/481	16/198

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 4.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to for at least a one-year period commencing on October 28, 2020.

4	DECEMBER 31, 2020

Janus Henderson High-Yield Fund (unaudited)

Performance

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund's Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective share class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund's former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares of the Fund commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund's former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares of the Fund commenced operations on May 31, 2012. Performance shown for periods prior to May 31, 2012, reflects the performance of the Fund's Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2020 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – December 29, 1995

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

Janus Investment Fund	5

Janus Henderson High-Yield Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/20)	Ending Account Value (12/31/20)	Expenses Paid During Period (7/1/20 - 12/31/20)†	Beginning Account Value (7/1/20)	Ending Account Value (12/31/20)	Expenses Paid During Period (7/1/20 - 12/31/20)†	Net Annualized Expense Ratio (7/1/20 - 12/31/20)
Class A Shares	$1,000.00	$1,121.50	$5.35	$1,000.00	$1,020.16	$5.09	1.00%
Class C Shares	$1,000.00	$1,118.50	$9.40	$1,000.00	$1,016.33	$8.94	1.76%
Class D Shares	$1,000.00	$1,122.70	$4.23	$1,000.00	$1,021.22	$4.02	0.79%
Class I Shares	$1,000.00	$1,124.20	$4.02	$1,000.00	$1,021.42	$3.82	0.75%
Class N Shares	$1,000.00	$1,123.50	$3.48	$1,000.00	$1,021.93	$3.31	0.65%
Class R Shares	$1,000.00	$1,120.40	$7.75	$1,000.00	$1,017.90	$7.38	1.45%
Class S Shares	$1,000.00	$1,121.60	$6.42	$1,000.00	$1,019.16	$6.11	1.20%
Class T Shares	$1,000.00	$1,123.50	$4.71	$1,000.00	$1,020.77	$4.48	0.88%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6	DECEMBER 31, 2020

Janus Henderson High-Yield Fund

Schedule of Investments (unaudited)

December 31, 2020

Shares or Principal Amounts		Value
Bank Loans and Mezzanine Loans– 3.4%
Basic Industry – 0.2%
Aruba Investments Holdings LLC,
ICE LIBOR USD 3 Month + 7.7500%, 8.5000%, 11/24/28‡	$2,497,000	$2,497,000
Communications – 0.9%
CCI Buyer Inc, ICE LIBOR USD 1 Month + 4.0000%, 5.0000%, 12/10/27ƒ,‡	4,585,551	4,577,893
Formula One Management Ltd,
ICE LIBOR USD 1 Month + 2.5000%, 3.5000%, 2/1/24ƒ,‡	5,290,845	5,226,614
		9,804,507
Consumer Cyclical – 1.4%
18 Fremont Street Acquisition LLC,
ICE LIBOR USD 3 Month + 8.0000%, 9.5000%, 8/9/25‡	4,081,000	4,040,190
Boardriders Inc, ICE LIBOR USD 3 Month + 8.0000%, 8.2203%, 4/23/24‡,¢	312,200	312,200
Flynn Restaurant Group LP,
ICE LIBOR USD 3 Month + 3.5000%, 3.6468%, 6/27/25‡	1,816,830	1,774,931
K-MAC Holdings Corp, ICE LIBOR USD 3 Month + 6.7500%, 6.8968%, 3/16/26‡	1,411,606	1,376,316
Tacala Investment Corp, ICE LIBOR USD 1 Month + 7.5000%, 8.2500%, 2/4/28‡	6,817,969	6,710,040
Woof Holdings Inc, ICE LIBOR USD 1 Month + 7.2500%, 8.0000%, 12/21/28‡	780,191	782,142
Zaxby's Operating Co LP,
ICE LIBOR USD 1 Month + 6.5000%, 7.2500%, 12/28/28‡	968,592	978,278
		15,974,097
Technology – 0.6%
Ahead DB Holdings LLC, ICE LIBOR USD 3 Month + 5.0000%, 6.0000%, 10/18/27‡	4,805,000	4,716,396
RSA Security LLC, ICE LIBOR USD 6 Month + 5.0000%, 6.0000%, 9/1/27‡	2,029,000	2,034,701
		6,751,097
Transportation – 0.3%
Patriot Rail Co LLC, ICE LIBOR USD 3 Month + 5.2500%, 5.4704%, 10/19/26‡	3,741,725	3,755,839
Total Bank Loans and Mezzanine Loans (cost $38,474,384)		38,782,540
Corporate Bonds– 89.8%
Banking – 0.7%
Citigroup Inc, SOFR + 3.2340%, 4.7000%‡,µ	3,586,000	3,684,938
Credit Suisse Group AG,
US Treasury Yield Curve Rate 5 Year + 3.5540%, 4.5000% (144A)‡,µ	4,611,000	4,633,594
		8,318,532
Basic Industry – 9.9%
Allegheny Technologies Inc, 7.8750%, 8/15/23	16,401,000	17,948,270
Arconic Rolled Products, 6.1250%, 2/15/28 (144A)	7,289,000	7,858,453
Aruba Investments Inc, 8.7500%, 2/15/23 (144A)	3,527,000	3,562,270
Atotech Alpha 2 BV, 8.7500%, 6/1/23 (144A)	1,855,837	1,869,756
Atotech Alpha 3 BV / Alpha US Bidco Inc, 6.2500%, 2/1/25 (144A)	3,234,000	3,290,595
First Quantum Minerals Ltd, 7.2500%, 4/1/23 (144A)	15,890,000	16,377,426
First Quantum Minerals Ltd, 6.5000%, 3/1/24 (144A)	4,725,000	4,854,937
Hudbay Minerals Inc, 7.6250%, 1/15/25 (144A)	3,363,000	3,493,316
Hudbay Minerals Inc, 6.1250%, 4/1/29 (144A)	6,818,000	7,346,395
Infrabuild Australia Pty Ltd, 12.0000%, 10/1/24 (144A)	2,168,000	2,192,390
Kraton Polymers LLC / Kraton Polymers Capital Corp, 7.0000%, 4/15/25 (144A)	5,108,000	5,378,724
Kraton Polymers LLC/Kraton Polymers Capital Corp, 4.2500%, 12/15/25 (144A)	1,919,000	1,957,572
Novelis Corp, 5.8750%, 9/30/26 (144A)	7,140,000	7,461,300
Novelis Corp, 4.7500%, 1/30/30 (144A)	2,648,000	2,852,863
OCI NV, 5.2500%, 11/1/24 (144A)	2,034,000	2,112,818
Olin Corp, 9.5000%, 6/1/25 (144A)	1,334,000	1,666,900
Olin Corp, 5.6250%, 8/1/29	3,433,000	3,729,096
PolyOne Corp, 5.7500%, 5/15/25 (144A)	3,366,000	3,576,375
Starfruit Finco BV / Starfruit US Holdco LLC, 8.0000%, 10/1/26 (144A)#	4,729,000	5,024,562
Trinseo Materials Operating SCA/Trinseo Materials Finance Inc,
5.3750%, 9/1/25 (144A)	2,240,000	2,287,600
Tronox Inc, 6.5000%, 5/1/25 (144A)	3,700,000	3,959,000
Tronox Inc, 6.5000%, 4/15/26 (144A)	2,228,000	2,319,905

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson High-Yield Fund

Schedule of Investments (unaudited)

December 31, 2020

Shares or Principal Amounts		Value
Corporate Bonds– (continued)
Basic Industry– (continued)
Univar Solutions USA Inc, 5.1250%, 12/1/27 (144A)	$3,148,000	$3,325,075
		114,445,598
Biotechnology – 0.3%
Neurocrine Biosciences Inc, 2.2500%, 5/15/24	2,942,000	4,059,293
Brokerage – 0.1%
Compass Group Diversified Holdings LLC, 8.0000%, 5/1/26 (144A)	1,020,000	1,071,000
Capital Goods – 9.3%
ARD Finance SA, 6.5000%, 6/30/27 (144A)	20,108,585	21,465,914
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc,
5.2500%, 8/15/27 (144A)	8,143,000	8,548,603
BWAY Holding Co, 7.2500%, 4/15/25 (144A)	2,269,000	2,291,690
CP Atlas Buyer Inc, 7.0000%, 12/1/28 (144A)	1,375,000	1,426,563
JELD-WEN Inc, 4.8750%, 12/15/27 (144A)	4,886,000	5,166,945
LABL Escrow Issuer LLC, 6.7500%, 7/15/26 (144A)	4,714,000	5,105,121
LABL Escrow Issuer LLC, 10.5000%, 7/15/27 (144A)	15,698,000	17,679,872
Standard Industries Inc/NJ, 3.3750%, 1/15/31 (144A)	3,326,000	3,342,630
Summit Materials LLC / Summit Materials Finance Corp,
5.1250%, 6/1/25 (144A)	5,776,000	5,877,080
Summit Materials LLC / Summit Materials Finance Corp,
5.2500%, 1/15/29 (144A)	5,610,000	5,890,500
TransDigm Inc, 6.2500%, 3/15/26 (144A)	4,653,000	4,955,445
TransDigm Inc, 7.5000%, 3/15/27	9,258,000	9,882,915
TransDigm Inc, 5.5000%, 11/15/27	2,107,000	2,215,089
Trivium Packaging Finance BV, 8.5000%, 8/15/27 (144A)	4,622,000	5,061,090
Vertical Holdco GmbH, 7.6250%, 7/15/28 (144A)	2,092,000	2,280,280
Vertical US Newco Inc, 5.2500%, 7/15/27 (144A)	3,298,000	3,495,880
White Cap Buyer LLC, 6.8750%, 10/15/28 (144A)	2,126,000	2,266,848
		106,952,465
Communications – 12.9%
Altice Financing SA, 5.0000%, 1/15/28 (144A)	6,462,000	6,621,191
Altice France Holding SA, 10.5000%, 5/15/27 (144A)	4,644,000	5,212,890
Altice France SA/France, 7.3750%, 5/1/26 (144A)	5,170,000	5,441,425
Block Communications Inc, 4.8750%, 3/1/28 (144A)	3,758,000	3,870,740
Cable One Inc, 4.0000%, 11/15/30 (144A)	1,181,000	1,226,764
Cablevision Lightpath LLC, 5.6250%, 9/15/28 (144A)	5,497,000	5,751,236
CCO Holdings LLC / CCO Holdings Capital Corp, 5.1250%, 5/1/27 (144A)	5,223,000	5,542,595
CCO Holdings LLC / CCO Holdings Capital Corp, 5.0000%, 2/1/28 (144A)	3,611,000	3,818,633
CCO Holdings LLC / CCO Holdings Capital Corp, 5.3750%, 6/1/29 (144A)	2,035,000	2,230,869
CCO Holdings LLC / CCO Holdings Capital Corp, 4.5000%, 8/15/30 (144A)	4,429,000	4,700,276
CenturyLink Inc, 7.5000%, 4/1/24	4,484,000	5,078,130
Connect Finco Sarl/Connect US Finco LLC, 6.7500%, 10/1/26 (144A)	7,584,000	8,168,120
CSC Holdings LLC, 5.3750%, 2/1/28 (144A)	6,619,000	7,065,782
CSC Holdings LLC, 7.5000%, 4/1/28 (144A)	5,594,000	6,290,901
CSC Holdings LLC, 5.7500%, 1/15/30 (144A)	3,790,000	4,154,787
CSC Holdings LLC, 4.6250%, 12/1/30 (144A)	5,646,000	5,893,012
Diamond Sports Group LLC / Diamond Sports Finance Co,
5.3750%, 8/15/26 (144A)	2,624,000	2,132,000
GCI LLC, 4.7500%, 10/15/28 (144A)	6,613,000	7,053,095
Gray Television Inc, 4.7500%, 10/15/30 (144A)	2,821,000	2,863,315
LCPR Senior Secured Financing DAC, 6.7500%, 10/15/27 (144A)	2,951,000	3,176,014
Level 3 Financing Inc, 3.6250%, 1/15/29 (144A)	6,222,000	6,206,445
Liberty Interactive LLC, 8.2500%, 2/1/30	7,707,000	8,641,474
Lions Gate Capital Holdings LLC, 6.3750%, 2/1/24 (144A)	1,120,000	1,148,000
Lions Gate Capital Holdings LLC, 5.8750%, 11/1/24 (144A)	338,000	343,070
Nexstar Broadcasting Inc, 5.6250%, 7/15/27 (144A)	2,758,000	2,954,508
Sable International Finance Ltd, 5.7500%, 9/7/27 (144A)	7,713,000	8,204,704
TEGNA Inc, 4.6250%, 3/15/28 (144A)	6,714,000	6,865,065
TEGNA Inc, 5.0000%, 9/15/29	1,742,000	1,840,279
Virgin Media Finance PLC, 5.0000%, 7/15/30 (144A)	2,812,000	2,917,450

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	DECEMBER 31, 2020

Janus Henderson High-Yield Fund

Schedule of Investments (unaudited)

December 31, 2020

Shares or Principal Amounts			Value
Corporate Bonds– (continued)
Communications– (continued)
Windstream Escrow LLC, 7.7500%, 8/15/28 (144A)	$7,196,000		$7,246,372
Ziggo BV, 5.1250%, 2/28/30 (144A)	6,420,000		6,775,026
			149,434,168
Consumer Cyclical – 18.4%
American Axle & Manufacturing Inc, 6.2500%, 3/15/26	2,050,000		2,121,750
American Axle & Manufacturing Inc, 6.5000%, 4/1/27	1,586,000		1,669,265
American Axle & Manufacturing Inc, 6.8750%, 7/1/28#	3,649,000		3,931,797
Arches Buyer Inc, 4.2500%, 6/1/28 (144A)	2,314,000		2,343,388
Arches Buyer Inc, 6.1250%, 12/1/28 (144A)	2,244,000		2,317,379
Brink's Co/The, 5.5000%, 7/15/25 (144A)	6,197,000		6,615,297
Caesars Resort Collection LLC / CRC Finco Inc, 5.2500%, 10/15/25 (144A)	8,315,000		8,403,056
Carnival Corp, 7.6250%, 3/1/26 (144A)	3,230,000		3,519,053
Cars.com Inc, 6.3750%, 11/1/28 (144A)	2,684,000		2,848,985
CCM Merger Inc, 6.3750%, 5/1/26 (144A)	1,329,000		1,395,450
Century Communities Inc, 5.8750%, 7/15/25	2,859,000		2,973,360
Century Communities Inc, 6.7500%, 6/1/27	2,008,000		2,143,942
Colt Merger Sub Inc, 5.7500%, 7/1/25 (144A)	2,679,000		2,838,608
Downstream Development Authority of the Quapaw Tribe of Oklahoma,
10.5000%, 2/15/23 (144A)	9,551,000		9,694,265
Empire Communities Corp, 7.0000%, 12/15/25 (144A)	2,321,000		2,446,009
Enterprise Development Authority, 12.0000%, 7/15/24 (144A)	6,481,000		7,299,226
Ford Motor Co, 8.5000%, 4/21/23	3,069,000		3,460,543
Ford Motor Co, 9.0000%, 4/22/25	10,396,000		12,775,125
Ford Motor Co, 6.3750%, 2/1/29	684,000		767,995
Ford Motor Co, 9.6250%, 4/22/30	4,141,000		5,843,986
Ford Motor Co, 7.4500%, 7/16/31	6,592,000		8,454,240
Ford Motor Co, 4.7500%, 1/15/43	2,805,000		2,861,100
Ford Motor Credit Co LLC, 4.0000%, 11/13/30	1,217,000		1,280,199
General Motors Financial Co Inc,
ICE LIBOR USD 3 Month + 3.5980%, 5.7500%‡,µ	6,744,000		7,013,760
Golden Entertainment Inc, 7.6250%, 4/15/26 (144A)	10,069,000		10,811,589
Hilton Domestic Operating Company Inc, 5.3750%, 5/1/25 (144A)	1,763,000		1,873,188
IRB Holding Corp, 7.0000%, 6/15/25 (144A)	2,800,000		3,059,000
IRB Holding Corp, 6.7500%, 2/15/26 (144A)	7,307,000		7,541,555
Jaguar Land Rover Automotive PLC, 7.7500%, 10/15/25 (144A)	2,750,000		2,963,125
Jaguar Land Rover Automotive PLC, 5.8750%, 1/15/28 (144A)	3,636,000		3,671,269
JB Poindexter & Co Inc, 7.1250%, 4/15/26 (144A)	2,562,000		2,709,315
LGI Homes Inc, 6.8750%, 7/15/26 (144A)	9,852,000		10,344,600
Lithia Motors Inc, 4.3750%, 1/15/31 (144A)	2,814,000		3,018,015
Newco GB SAS, 8.0000%, 12/15/22	1,795,367	EUR	2,146,449
Nordstrom Inc, 5.0000%, 1/15/44	3,015,000		2,819,610
Prime Security Services Borrower LLC / Prime Finance Inc,
6.2500%, 1/15/28 (144A)	2,705,000		2,904,061
Realogy Group LLC / Realogy Co-Issuer Corp, 9.3750%, 4/1/27 (144A)	4,037,000		4,470,977
Scientific Games International Inc, 7.0000%, 5/15/28 (144A)	5,676,000		6,102,892
Shea Homes LP / Shea Homes Funding Corp, 4.7500%, 4/1/29 (144A)	5,534,000		5,686,185
Six Flags Entertainment Corp, 5.5000%, 4/15/27 (144A)#	1,688,000		1,734,420
Taylor Morrison Home Corp, 5.1250%, 8/1/30 (144A)	3,467,000		3,883,040
Twin River Worldwide Holdings Inc, 6.7500%, 6/1/27 (144A)	5,690,000		6,102,525
Vail Resorts Inc, 6.2500%, 5/15/25 (144A)	8,823,000		9,418,552
Weekley Homes LLC / Weekly Finance Corp, 4.8750%, 9/15/28 (144A)	1,906,000		1,991,770
Wendy's International LLC, 7.0000%, 12/15/25	2,099,000		2,303,653
Wyndham Destinations Inc, 6.6000%, 10/1/25	4,551,000		5,142,630
Wyndham Destinations Inc, 6.6250%, 7/31/26 (144A)	3,751,000		4,294,895
Wyndham Hotels & Resorts Inc, 4.3750%, 8/15/28 (144A)	880,000		914,364
Wynn Macau Ltd, 5.6250%, 8/26/28 (144A)	1,232,000		1,291,204
			212,216,661
Consumer Non-Cyclical – 16.5%
AdaptHealth LLC, 4.6250%, 8/1/29 (144A)	1,911,000		1,963,553

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson High-Yield Fund

Schedule of Investments (unaudited)

December 31, 2020

Shares or Principal Amounts		Value
Corporate Bonds– (continued)
Consumer Non-Cyclical– (continued)
Albertsons Cos Inc / Safeway Inc / New Albertsons LP / Albertsons LLC,
4.6250%, 1/15/27 (144A)	$4,615,000	$4,909,206
Albertsons Cos Inc / Safeway Inc / New Albertsons LP / Albertsons LLC,
4.8750%, 2/15/30 (144A)	3,845,000	4,236,729
AMN Healthcare Inc, 4.6250%, 10/1/27 (144A)	10,414,000	10,909,394
Aramark Services Inc, 6.3750%, 5/1/25 (144A)	6,872,000	7,344,450
Bausch Health Americas Inc, 8.5000%, 1/31/27 (144A)	3,935,000	4,376,389
Bausch Health Cos Inc, 9.0000%, 12/15/25 (144A)	5,217,000	5,770,419
Bausch Health Cos Inc, 7.0000%, 1/15/28 (144A)	2,830,000	3,110,736
Bausch Health Cos Inc, 5.0000%, 1/30/28 (144A)	3,329,000	3,430,668
Bausch Health Cos Inc, 5.0000%, 2/15/29 (144A)	4,911,000	5,049,490
Change Healthcare Holdings LLC / Change Healthcare Finance Inc,
5.7500%, 3/1/25 (144A)	5,338,000	5,444,760
CHS/Community Health Systems Inc, 6.6250%, 2/15/25 (144A)	3,384,000	3,561,592
Dole Food Co Inc, 7.2500%, 6/15/25 (144A)	11,239,000	11,463,780
FAGE International SA / FAGE USA Dairy Industry Inc,
5.6250%, 8/15/26 (144A)	2,899,000	2,971,475
Fresh Market Inc/The, 9.7500%, 5/1/23 (144A)	3,187,000	3,283,311
Hadrian Merger Sub Inc, 8.5000%, 5/1/26 (144A)	5,414,000	5,589,955
HLF Financing Sarl LLC / Herbalife International Inc,
7.8750%, 9/1/25 (144A)	2,378,000	2,597,965
HLF Financing Sarl LLC / Herbalife International Inc,
7.2500%, 8/15/26 (144A)	8,555,000	9,076,299
Horizon Pharma USA Inc, 5.5000%, 8/1/27 (144A)	6,825,000	7,328,821
JBS USA LUX SA / JBS USA Finance Inc, 6.7500%, 2/15/28 (144A)	5,725,000	6,432,037
JBS USA LUX SA / JBS USA Food Co / JBS USA Finance Inc,
6.5000%, 4/15/29 (144A)	5,657,000	6,585,314
JBS USA LUX SA / JBS USA Food Co / JBS USA Finance Inc,
5.5000%, 1/15/30 (144A)	4,284,000	4,921,288
Kraft Heinz Foods Co, 4.8750%, 10/1/49 (144A)	1,234,000	1,437,335
LifePoint Health Inc, 5.3750%, 1/15/29 (144A)	4,848,000	4,844,606
MEDNAX Inc, 6.2500%, 1/15/27 (144A)	8,002,000	8,581,825
NBM US Holdings Inc, 7.0000%, 5/14/26 (144A)	1,614,000	1,757,259
NBM US Holdings Inc, 6.6250%, 8/6/29 (144A)#	3,071,000	3,523,973
Ortho-Clinical Diagnostics Inc / Ortho-Clinical Diagnostics SA,
7.3750%, 6/1/25 (144A)	4,242,000	4,517,730
Ortho-Clinical Diagnostics Inc / Ortho-Clinical Diagnostics SA,
7.2500%, 2/1/28 (144A)	6,246,000	6,589,530
Providence Service Corp, 5.8750%, 11/15/25 (144A)	2,666,000	2,819,295
RP Escrow Issuer LLC, 5.2500%, 12/15/25 (144A)	3,675,000	3,843,756
Surgery Center Holdings Inc, 6.7500%, 7/1/25 (144A)	7,924,000	8,062,670
Syneos Health Inc, 3.6250%, 1/15/29 (144A)	3,083,000	3,091,525
Tenet Healthcare Corp, 4.8750%, 1/1/26 (144A)	4,908,000	5,134,308
Tenet Healthcare Corp, 6.1250%, 10/1/28 (144A)	8,459,000	8,828,278
Teva Pharmaceutical Finance Netherlands III BV, 3.1500%, 10/1/26	8,000,000	7,690,080
		191,079,801
Electric – 0.4%
NRG Energy Inc, 3.6250%, 2/15/31 (144A)	4,117,000	4,235,570
Energy – 11.0%
Apache Corp, 4.2500%, 1/15/30	7,481,000	7,855,050
Apache Corp, 5.2500%, 2/1/42	1,987,000	2,141,668
Cheniere Energy Inc, 4.6250%, 10/15/28 (144A)	4,469,000	4,692,450
CNX Resources Corp, 6.0000%, 1/15/29 (144A)	2,810,000	2,878,803
Continental Resources Inc, 5.7500%, 1/15/31 (144A)	3,402,000	3,776,152
Endeavor Energy Resources LP / EER Finance Inc, 6.6250%, 7/15/25 (144A)	3,379,000	3,615,530
EnLink Midstream LLC, 5.6250%, 1/15/28 (144A)	3,052,000	3,117,572
EnLink Midstream LLC, 5.3750%, 6/1/29	3,715,000	3,612,838
EnLink Midstream Partners LP, 4.1500%, 6/1/25	7,316,000	7,169,680
EQT Corp, 5.0000%, 1/15/29	2,695,000	2,841,392

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	DECEMBER 31, 2020

Janus Henderson High-Yield Fund

Schedule of Investments (unaudited)

December 31, 2020

Shares or Principal Amounts		Value
Corporate Bonds– (continued)
Energy– (continued)
Great Western Petroleum LLC / Great Western Finance Corp,
9.0000%, 9/30/21 (144A)	$13,397,000	$7,636,290
Hess Midstream Operations LP, 5.6250%, 2/15/26 (144A)	5,352,000	5,566,080
Hess Midstream Operations LP, 5.1250%, 6/15/28 (144A)	4,008,000	4,189,602
Magnolia Oil & Gas Operating LLC / Magnolia Oil & Gas Finance Corp,
6.0000%, 8/1/26 (144A)	5,649,000	5,726,674
NGL Energy Partners LP / NGL Energy Finance Corp, 6.1250%, 3/1/25	6,187,000	3,921,011
NuStar Logistics LP, 5.7500%, 10/1/25	3,671,000	3,909,615
Occidental Petroleum Corp, 3.2000%, 8/15/26	2,667,000	2,493,645
Occidental Petroleum Corp, 6.3750%, 9/1/28	3,157,000	3,338,528
Occidental Petroleum Corp, 3.5000%, 8/15/29	6,336,000	5,798,517
Occidental Petroleum Corp, 6.6250%, 9/1/30	6,749,000	7,327,727
Occidental Petroleum Corp, 6.1250%, 1/1/31	1,819,000	1,946,694
Parsley Energy LLC / Parsley Finance Corp, 5.2500%, 8/15/25 (144A)	3,609,000	3,758,774
Range Resources Corp, 4.8750%, 5/15/25	1,239,000	1,170,347
Southwestern Energy Co, 8.3750%, 9/15/28	2,764,000	2,998,940
Sunoco LP / Sunoco Finance Corp, 4.5000%, 5/15/29 (144A)	2,825,000	2,938,000
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp,
6.0000%, 3/1/27 (144A)	1,928,000	1,997,890
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp,
5.5000%, 1/15/28 (144A)	6,643,000	6,784,164
Viper Energy Partners LP, 5.3750%, 11/1/27 (144A)	5,352,000	5,592,840
Western Midstream Operating LP, 5.0500%, 2/1/30Ç	7,821,000	8,700,862
		127,497,335
Finance Companies – 1.3%
Fortress Transportation and Infrastructure Investors LLC,
9.7500%, 8/1/27 (144A)	3,212,000	3,681,755
OneMain Finance Corp, 6.6250%, 1/15/28	978,000	1,161,375
Springleaf Finance Corp, 8.8750%, 6/1/25	4,003,000	4,528,394
Springleaf Finance Corp, 5.3750%, 11/15/29	4,903,000	5,515,875
		14,887,399
Industrial – 1.2%
AT Securities BV, USD SWAP SEMI 30/360 5YR + 3.5460%, 5.2500%‡,µ	4,250,000	4,434,875
Great Lakes Dredge & Dock Corp, 8.0000%, 5/15/22	5,066,000	5,195,588
Tutor Perini Corp, 6.8750%, 5/1/25 (144A)#	4,177,000	4,124,787
		13,755,250
Industrial Conglomerates – 0.9%
General Electric Co, ICE LIBOR USD 3 Month + 3.3300%, 5.0000%‡,µ	11,359,000	10,532,746
Information Technology Services – 0.3%
KBR Inc, 4.7500%, 9/30/28 (144A)	3,689,000	3,845,783
Insurance – 1.6%
MGIC Investment Corp, 5.2500%, 8/15/28	6,872,000	7,353,040
Molina Healthcare Inc, 4.3750%, 6/15/28 (144A)	10,207,000	10,742,867
		18,095,907
Real Estate Investment Trusts (REITs) – 0.9%
Global Net Lease Inc/Global Net Lease Operating Partnership LP,
3.7500%, 12/15/27 (144A)	3,846,000	3,966,668
MPT Operating Partnership LP/MPT Finance Corp, 3.5000%, 3/15/31	6,160,000	6,360,200
		10,326,868
Technology – 2.0%
Austin BidCo Inc, 7.1250%, 12/15/28 (144A)	3,021,000	3,153,169
Iron Mountain Inc, 5.2500%, 7/15/30 (144A)	4,765,000	5,146,200
Logan Merger Sub Inc, 5.5000%, 9/1/27 (144A)	2,721,000	2,850,248
QTS Realty Trust Inc, 3.8750%, 10/1/28 (144A)	3,505,000	3,575,100
Rackspace Technology Inc, 5.3750%, 12/1/28 (144A)	4,204,000	4,404,531
Tempo Acqusition LLC / Tempo Acquisition Finance Corp,
6.7500%, 6/1/25 (144A)	3,374,000	3,487,198
		22,616,446

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson High-Yield Fund

Schedule of Investments (unaudited)

December 31, 2020

Shares or Principal Amounts		Value
Corporate Bonds– (continued)
Transportation – 2.1%
Cargo Aircraft Management Inc, 4.7500%, 2/1/28 (144A)	$9,166,000	$9,452,437
Delta Air Lines Inc, 7.3750%, 1/15/26	2,513,000	2,870,026
United Airlines Holdings Inc, 5.0000%, 2/1/24#	928,000	921,040
United Airlines Holdings Inc, 4.8750%, 1/15/25#	5,808,000	5,715,362
Watco Cos LLC / Watco Finance Corp, 6.5000%, 6/15/27 (144A)	4,870,000	5,271,775
		24,230,640
Total Corporate Bonds (cost $976,829,559)		1,037,601,462
Common Stocks– 1.0%
Chemicals – 0.3%
Axalta Coating Systems Ltd*	100,107	2,858,055
Hotels, Restaurants & Leisure – 0.2%
Wingstop Inc	20,528	2,720,986
Household Durables – 0.3%
LGI Homes Inc*	37,662	4,001,114
Oil, Gas & Consumable Fuels – 0.2%
Diamondback Energy Inc	36,459	1,764,616
Total Common Stocks (cost $11,456,912)		11,344,771
Preferred Stocks– 2.0%
Consumer Cyclical – 0.2%
Quiksilver Inc¢	3,097,721	2,633,063
Health Care Equipment & Supplies – 1.3%
Boston Scientific Corp, 5.5000%, 6/1/23	137,400	15,015,272
Wireless Telecommunication Services – 0.5%
2020 Cash Mandatory Exchangeable Trust, 5.2500%, 6/1/23 (144A)	4,702	5,636,146
Total Preferred Stocks (cost $21,760,357)		23,284,481
Investment Companies– 3.2%
Money Markets – 3.2%
Janus Henderson Cash Liquidity Fund LLC, 0.1108%ºº,£((cost $37,283,492)	37,280,448	37,284,176
Investments Purchased with Cash Collateral from Securities Lending– 1.2%
Investment Companies – 1.0%
Janus Henderson Cash Collateral Fund LLC, 0.0264%ºº,£	11,491,711	11,491,711
Time Deposits – 0.2%
Canadian Imperial Bank of Commerce, 0.0800%, 1/4/21	$2,872,928	2,872,928
Total Investments Purchased with Cash Collateral from Securities Lending (cost $14,364,639)		14,364,639
Total Investments (total cost $1,100,169,343) – 100.6%		1,162,662,069
Liabilities, net of Cash, Receivables and Other Assets – (0.6)%		(6,664,340)
Net Assets – 100%		$1,155,997,729

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	DECEMBER 31, 2020

Janus Henderson High-Yield Fund

Schedule of Investments (unaudited)

December 31, 2020

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$997,699,978	85.8%
Luxembourg	36,271,470	3.1
United Kingdom	26,237,173	2.3
Zambia	21,232,363	1.8
Netherlands	18,973,496	1.6
Germany	12,080,791	1.0
Peru	10,839,711	0.9
Chile	8,204,704	0.7
Israel	7,690,080	0.7
France	7,587,874	0.7
Brazil	5,281,232	0.5
Switzerland	4,633,594	0.4
Canada	2,446,009	0.2
Australia	2,192,390	0.2
Macao	1,291,204	0.1

Total	$1,162,662,069	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson High-Yield Fund

Schedule of Investments (unaudited)

December 31, 2020

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 12/31/20
Investment Companies - 3.2%
Money Markets - 3.2%
Janus Henderson Cash Liquidity Fund LLC, 0.1108%ºº	$21,079	$(1,298)	$(433)	$37,284,176
Investments Purchased with Cash Collateral from Securities Lending - 1.0%
Investment Companies - 1.0%
Janus Henderson Cash Collateral Fund LLC, 0.0264%ºº	22,484∆	-	-	11,491,711
Total Affiliated Investments - 4.2%	$43,563	$(1,298)	$(433)	$48,775,887

	Value at 6/30/20	Purchases	Sales Proceeds	Value at 12/31/20
Investment Companies - 3.2%
Money Markets - 3.2%
Janus Henderson Cash Liquidity Fund LLC, 0.1108%ºº	30,062,164	292,284,394	(285,060,651)	37,284,176
Investments Purchased with Cash Collateral from Securities Lending - 1.0%
Investment Companies - 1.0%
Janus Henderson Cash Collateral Fund LLC, 0.0264%ºº	10,285,947	34,041,059	(32,835,295)	11,491,711

Schedule of Centrally Cleared Credit Default Swaps - Sell Protection(1)
Reference Asset Type/ Reference Asset	S&P Credit Rating	Maturity Date	Notional Amount(2)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/ (Liability)

Credit Default Swap Index

CDX.NA.HY.S35, Fixed Rate 5.00% Paid Quarterly(3)	NR	12/20/25	13,150,000	USD	$663,689	$588,237	$26,059
(1)

If a credit event occurs, the seller of protection will pay a net settlement amount equal to the notional amount of the swap less the recovery value of the reference asset from related offsetting purchase protection.

(2)	If a credit event occurs, the notional amount represents the maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection.
(3)

For those index credit default swaps entered into by the Fund to sell protection, “Variation Margin” serves as an indicator of the current status of payment and performance risk and represents the likelihood of an expected gain or loss should the notional amount of the swap be closed or sold at period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference asset’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	DECEMBER 31, 2020

Janus Henderson High-Yield Fund

Schedule of Investments (unaudited)

December 31, 2020

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of December 31, 2020.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of December 31, 2020

Credit Contracts
Asset Derivatives:
Variation margin receivable	$ 26,059

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended December 31, 2020.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the period ended December 31, 2020

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Credit Contracts	Interest Rate Contracts	Total
Futures contracts	$ -	$ 41,164	$ 41,164
Swap contracts	1,384,075	-	1,384,075

Total	$1,384,075	$ 41,164	$1,425,239

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Credit Contracts	Interest Rate Contracts	Total
Futures contracts	$ -	$ (65,829)	$ (65,829)
Swap contracts	588,237	-	588,237

Total	$ 588,237	$ (65,829)	$ 522,408

Please see the "Net Realized Gain/(Loss) on Investments" and “Change in Unrealized Net Appreciation/Depreciation” sections of the Fund’s Statement of Operations.

Average Ending Monthly Market Value of Derivative Instruments During the Period Ended December 31, 2020

Market Value
Credit default swaps, sell protection	$ 864,424
Futures contracts, purchased	$48,346,911

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson High-Yield Fund

Notes to Schedule of Investments and Other Information (unaudited)

Bloomberg Barclays U.S. Corporate High-Yield Bond Index	Bloomberg Barclays U.S. Corporate High Yield Bond Index measures the US dollar-denominated, high yield, fixed-rate corporate bond market.

ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
SOFR	Secured Overnight Financing Rate

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended December 31, 2020 is $790,943,605, which represents 68.4% of net assets.

*	Non-income producing security.

ƒ

All or a portion of this position is not funded, or has been purchased on a delayed delivery or when-issued basis. If applicable, interest rates will be determined and interest will begin to accrue at a future date. See Notes to Financial Statements.

‡

Variable or floating rate security. Rate shown is the current rate as of December 31, 2020. Certain variable rate securities are not based on a published reference rate and spread; they are determined by the issuer or agent and current market conditions. Reference rate is as of reset date and may vary by security, which may not indicate a reference rate and/or spread in their description.

ºº	Rate shown is the 7-day yield as of December 31, 2020.

#	Loaned security; a portion of the security is on loan at December 31, 2020.

µ	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer. The date indicated, if any, represents the next call date.

Ç	Step bond. The coupon rate will increase or decrease periodically based upon a predetermined schedule. The rate shown reflects the current rate.

¢	Security is valued using significant unobservable inputs.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

16	DECEMBER 31, 2020

Janus Henderson High-Yield Fund

Notes to Schedule of Investments and Other Information (unaudited)

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2020. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Bank Loans and Mezzanine Loans	$-	$38,470,340	$312,200
Corporate Bonds	-	1,037,601,462	-
Common Stocks	11,344,771	-	-
Preferred Stocks	-	20,651,418	2,633,063
Investment Companies	-	37,284,176	-
Investments Purchased with Cash Collateral from Securities Lending	-	14,364,639	-
Total Investments in Securities	$11,344,771	$1,148,372,035	$2,945,263
Other Financial Instruments(a):
Variation Margin Receivable	-	26,059	-
Total Assets	$11,344,771	$1,148,398,094	$2,945,263

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Janus Investment Fund	17

Janus Henderson High-Yield Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2020

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value(1)(2)	$1,113,886,182
Affiliated investments, at value(3)	48,775,887
Deposits with brokers for centrally cleared derivatives	1,360,000
Variation margin receivable	26,059
Non-interested Trustees' deferred compensation	26,501
Receivables:
Interest	17,982,590
Fund shares sold	10,704,809
Investments sold	6,038,440
Dividends from affiliates	4,586
Other assets	20,156
Total Assets	1,198,825,210
Liabilities:
Due to custodian	892,435
Collateral for securities loaned (Note 3)	14,364,639
Payables:	—
Investments purchased	14,175,415
Fund shares repurchased	11,866,592
Advisory fees	616,067
Dividends	528,353
Transfer agent fees and expenses	180,230
Professional fees	38,364
Non-interested Trustees' deferred compensation fees	26,501
12b-1 Distribution and shareholder servicing fees	19,085
Custodian fees	2,989
Affiliated fund administration fees payable	2,677
Non-interested Trustees' fees and expenses	1,691
Accrued expenses and other payables	112,443
Total Liabilities	42,827,481
Net Assets	$1,155,997,729

See Notes to Financial Statements.

18	DECEMBER 31, 2020

Janus Henderson High-Yield Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2020

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,286,814,051
Total distributable earnings (loss)	(130,816,322)
Total Net Assets	$1,155,997,729
Net Assets - Class A Shares	$35,363,211
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,163,876
Net Asset Value Per Share(4)	$8.49
Maximum Offering Price Per Share(5)	$8.91
Net Assets - Class C Shares	$10,391,159
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,223,069
Net Asset Value Per Share(4)	$8.50
Net Assets - Class D Shares	$334,115,618
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	39,332,777
Net Asset Value Per Share	$8.49
Net Assets - Class I Shares	$264,935,359
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	31,169,954
Net Asset Value Per Share	$8.50
Net Assets - Class N Shares	$144,431,561
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	17,003,122
Net Asset Value Per Share	$8.49
Net Assets - Class R Shares	$1,375,292
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	162,007
Net Asset Value Per Share	$8.49
Net Assets - Class S Shares	$2,096,812
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	246,424
Net Asset Value Per Share	$8.51
Net Assets - Class T Shares	$363,288,717
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	42,759,225
Net Asset Value Per Share	$8.50

(1) Includes cost of $1,051,394,140.

(2) Includes $14,069,539 of securities on loan. See Note 3 in Notes to Financial Statements.

(3) Includes cost of $48,775,203.

(4) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(5) Maximum offering price is computed at 100/95.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson High-Yield Fund

Statement of Operations (unaudited)

For the period ended December 31, 2020

Investment Income:
Interest	$32,829,855
Dividends	732,054
Affiliated securities lending income, net	22,484
Dividends from affiliates	21,079
Unaffiliated securities lending income, net	882
Other income	66,387
Total Investment Income	33,672,741
Expenses:
Advisory fees	3,318,304
12b-1 Distribution and shareholder servicing fees:
Class A Shares	44,880
Class C Shares	57,430
Class R Shares	3,557
Class S Shares	2,520
Transfer agent administrative fees and expenses:
Class D Shares	192,269
Class R Shares	1,811
Class S Shares	2,520
Class T Shares	460,733
Transfer agent networking and omnibus fees:
Class A Shares	15,367
Class C Shares	4,280
Class I Shares	124,454
Other transfer agent fees and expenses:
Class A Shares	1,125
Class C Shares	286
Class D Shares	21,411
Class I Shares	5,555
Class N Shares	2,035
Class R Shares	49
Class S Shares	32
Class T Shares	1,818
Registration fees	92,366
Shareholder reports expense	49,454
Professional fees	29,311
Affiliated fund administration fees	14,384
Non-interested Trustees’ fees and expenses	10,350
Custodian fees	8,831
Other expenses	69,250
Total Expenses	4,534,382
Less: Excess Expense Reimbursement and Waivers	(31,160)
Net Expenses	4,503,222
Net Investment Income/(Loss)	29,169,519

See Notes to Financial Statements.

20	DECEMBER 31, 2020

Janus Henderson High-Yield Fund

Statement of Operations (unaudited)

For the period ended December 31, 2020

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$25,064,725
Investments in affiliates	(1,298)
Futures contracts	41,164
Swap contracts	1,384,075
Total Net Realized Gain/(Loss) on Investments	26,488,666
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	74,080,538
Investments in affiliates	(433)
Futures contracts	(65,829)
Swap contracts	588,237
Total Change in Unrealized Net Appreciation/Depreciation	74,602,513
Net Increase/(Decrease) in Net Assets Resulting from Operations	$130,260,698

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson High-Yield Fund

Statements of Changes in Net Assets

	Period ended December 31, 2020 (unaudited)	Year ended June 30, 2020

Operations:
Net investment income/(loss)	$29,169,519	$63,804,812
Net realized gain/(loss) on investments	26,488,666	(47,237,590)
Change in unrealized net appreciation/depreciation	74,602,513	(37,877,478)
Net Increase/(Decrease) in Net Assets Resulting from Operations	130,260,698	(21,310,256)
Dividends and Distributions to Shareholders:
Class A Shares	(917,915)	(1,790,411)
Class C Shares	(250,567)	(655,795)
Class D Shares	(8,810,262)	(17,922,925)
Class I Shares	(7,005,252)	(14,826,429)
Class N Shares	(3,808,221)	(7,114,604)
Class R Shares	(33,788)	(71,475)
Class S Shares	(49,683)	(82,925)
Class T Shares	(9,637,349)	(21,428,230)
Net Decrease from Dividends and Distributions to Shareholders	(30,513,037)	(63,892,794)
Capital Share Transactions:
Class A Shares	(599,985)	7,293,354
Class C Shares	(3,043,268)	(9,556,728)
Class D Shares	(3,553,779)	(13,309,649)
Class I Shares	(15,911,543)	(17,217,091)
Class N Shares	2,381,738	15,552,374
Class R Shares	(298,243)	23,075
Class S Shares	63,944	510,116
Class T Shares	(18,272,419)	(62,546,566)
Net Increase/(Decrease) from Capital Share Transactions	(39,233,555)	(79,251,115)
Net Increase/(Decrease) in Net Assets	60,514,106	(164,454,165)
Net Assets:
Beginning of period	1,095,483,623	1,259,937,788
End of period	$1,155,997,729	$1,095,483,623

See Notes to Financial Statements.

22	DECEMBER 31, 2020

Janus Henderson High-Yield Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended December 31, 2020 (unaudited) and the year ended June 30	2020	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$7.77	$8.34	$8.18	$8.50	$8.17	$8.55
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.20	0.41	0.43	0.46	0.50	0.45
Net realized and unrealized gain/(loss)	0.73	(0.57)	0.16	(0.32)	0.33	(0.38)
Total from Investment Operations	0.93	(0.16)	0.59	0.14	0.83	0.07
Less Dividends and Distributions:
Dividends (from net investment income)	(0.21)	(0.41)	(0.43)	(0.46)	(0.50)	(0.45)
Total Dividends and Distributions	(0.21)	(0.41)	(0.43)	(0.46)	(0.50)	(0.45)
Net Asset Value, End of Period	$8.49	$7.77	$8.34	$8.18	$8.50	$8.17
Total Return*	12.15%	(1.95)%	7.48%	1.58%	10.32%	0.94%
Net Assets, End of Period (in thousands)	$35,363	$32,937	$28,510	$32,487	$39,747	$152,449
Average Net Assets for the Period (in thousands)	$35,042	$35,108	$27,131	$35,915	$59,850	$147,155
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.00%	0.98%	1.04%	1.03%	1.00%	0.98%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.00%	0.98%	1.04%	1.03%	1.00%	0.98%
Ratio of Net Investment Income/(Loss)	4.96%	5.09%	5.23%	5.41%	5.86%	5.46%
Portfolio Turnover Rate	58%	146%	110%	114%	102%	66%

Class C Shares
For a share outstanding during the period ended December 31, 2020 (unaudited) and the year ended June 30	2020	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$7.77	$8.34	$8.18	$8.50	$8.17	$8.56
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.17	0.36	0.37	0.40	0.44	0.39
Net realized and unrealized gain/(loss)	0.74	(0.57)	0.17	(0.32)	0.33	(0.38)
Total from Investment Operations	0.91	(0.21)	0.54	0.08	0.77	0.01
Less Dividends and Distributions:
Dividends (from net investment income)	(0.18)	(0.36)	(0.38)	(0.40)	(0.44)	(0.40)
Total Dividends and Distributions	(0.18)	(0.36)	(0.38)	(0.40)	(0.44)	(0.40)
Net Asset Value, End of Period	$8.50	$7.77	$8.34	$8.18	$8.50	$8.17
Total Return*	11.85%	(2.64)%	6.78%	0.92%	9.57%	0.18%
Net Assets, End of Period (in thousands)	$10,391	$12,402	$23,026	$33,888	$43,169	$49,861
Average Net Assets for the Period (in thousands)	$11,263	$15,009	$27,890	$39,154	$46,514	$53,472
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.76%	1.69%	1.70%	1.68%	1.68%	1.62%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.76%	1.69%	1.70%	1.68%	1.68%	1.62%
Ratio of Net Investment Income/(Loss)	4.20%	4.37%	4.57%	4.75%	5.19%	4.83%
Portfolio Turnover Rate	58%	146%	110%	114%	102%	66%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson High-Yield Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended December 31, 2020 (unaudited) and the year ended June 30	2020	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$7.77	$8.34	$8.18	$8.50	$8.17	$8.56
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.21	0.43	0.45	0.48	0.52	0.46
Net realized and unrealized gain/(loss)	0.73	(0.57)	0.16	(0.32)	0.33	(0.39)
Total from Investment Operations	0.94	(0.14)	0.61	0.16	0.85	0.07
Less Dividends and Distributions:
Dividends (from net investment income)	(0.22)	(0.43)	(0.45)	(0.48)	(0.52)	(0.46)
Total Dividends and Distributions	(0.22)	(0.43)	(0.45)	(0.48)	(0.52)	(0.46)
Net Asset Value, End of Period	$8.49	$7.77	$8.34	$8.18	$8.50	$8.17
Total Return*	12.27%	(1.73)%	7.74%	1.82%	10.56%	1.02%
Net Assets, End of Period (in thousands)	$334,116	$309,023	$348,041	$354,349	$376,111	$331,067
Average Net Assets for the Period (in thousands)	$322,851	$337,185	$339,785	$370,556	$359,572	$328,551
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.79%	0.77%	0.80%	0.79%	0.77%	0.78%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.79%	0.77%	0.80%	0.79%	0.77%	0.78%
Ratio of Net Investment Income/(Loss)	5.17%	5.31%	5.49%	5.65%	6.10%	5.67%
Portfolio Turnover Rate	58%	146%	110%	114%	102%	66%

Class I Shares
For a share outstanding during the period ended December 31, 2020 (unaudited) and the year ended June 30	2020	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$7.77	$8.34	$8.19	$8.50	$8.17	$8.56
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.22	0.44	0.45	0.48	0.53	0.47
Net realized and unrealized gain/(loss)	0.73	(0.57)	0.16	(0.31)	0.32	(0.39)
Total from Investment Operations	0.95	(0.13)	0.61	0.17	0.85	0.08
Less Dividends and Distributions:
Dividends (from net investment income)	(0.22)	(0.44)	(0.46)	(0.48)	(0.52)	(0.47)
Total Dividends and Distributions	(0.22)	(0.44)	(0.46)	(0.48)	(0.52)	(0.47)
Net Asset Value, End of Period	$8.50	$7.77	$8.34	$8.19	$8.50	$8.17
Total Return*	12.42%	(1.69)%	7.68%	2.01%	10.67%	1.10%
Net Assets, End of Period (in thousands)	$264,935	$258,255	$289,574	$373,573	$766,952	$317,634
Average Net Assets for the Period (in thousands)	$254,387	$277,116	$323,343	$623,820	$535,202	$249,522
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.75%	0.72%	0.73%	0.71%	0.68%	0.70%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.75%	0.72%	0.73%	0.71%	0.68%	0.70%
Ratio of Net Investment Income/(Loss)	5.22%	5.34%	5.54%	5.70%	6.23%	5.76%
Portfolio Turnover Rate	58%	146%	110%	114%	102%	66%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

24	DECEMBER 31, 2020

Janus Henderson High-Yield Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended December 31, 2020 (unaudited) and the year ended June 30	2020	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$7.77	$8.34	$8.18	$8.50	$8.17	$8.56
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.22	0.44	0.46	0.47	0.53	0.48
Net realized and unrealized gain/(loss)	0.73	(0.57)	0.16	(0.30)	0.33	(0.39)
Total from Investment Operations	0.95	(0.13)	0.62	0.17	0.86	0.09
Less Dividends and Distributions:
Dividends (from net investment income)	(0.23)	(0.44)	(0.46)	(0.49)	(0.53)	(0.48)
Total Dividends and Distributions	(0.23)	(0.44)	(0.46)	(0.49)	(0.53)	(0.48)
Net Asset Value, End of Period	$8.49	$7.77	$8.34	$8.18	$8.50	$8.17
Total Return*	12.35%	(1.59)%	7.90%	1.98%	10.73%	1.18%
Net Assets, End of Period (in thousands)	$144,432	$129,944	$124,803	$209,887	$30,455	$21,259
Average Net Assets for the Period (in thousands)	$135,798	$129,946	$170,511	$73,663	$27,197	$17,347
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.65%	0.62%	0.65%	0.67%	0.62%	0.63%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.65%	0.62%	0.65%	0.67%	0.62%	0.63%
Ratio of Net Investment Income/(Loss)	5.32%	5.47%	5.61%	5.89%	6.27%	5.85%
Portfolio Turnover Rate	58%	146%	110%	114%	102%	66%

Class R Shares
For a share outstanding during the period ended December 31, 2020 (unaudited) and the year ended June 30	2020	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$7.76	$8.33	$8.18	$8.49	$8.17	$8.55
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.19	0.38	0.39	0.42	0.46	0.41
Net realized and unrealized gain/(loss)	0.74	(0.57)	0.15	(0.31)	0.32	(0.38)
Total from Investment Operations	0.93	(0.19)	0.54	0.11	0.78	0.03
Less Dividends and Distributions:
Dividends (from net investment income)	(0.20)	(0.38)	(0.39)	(0.42)	(0.46)	(0.41)
Total Dividends and Distributions	(0.20)	(0.38)	(0.39)	(0.42)	(0.46)	(0.41)
Net Asset Value, End of Period	$8.49	$7.76	$8.33	$8.18	$8.49	$8.17
Total Return*	12.04%	(2.41)%	6.89%	1.28%	9.77%	0.54%
Net Assets, End of Period (in thousands)	$1,375	$1,551	$1,623	$1,365	$1,447	$1,413
Average Net Assets for the Period (in thousands)	$1,417	$1,538	$1,397	$1,411	$1,457	$1,555
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.62%	1.57%	1.62%	1.45%	1.38%	1.38%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.45%	1.45%	1.48%	1.45%	1.38%	1.38%
Ratio of Net Investment Income/(Loss)	4.51%	4.64%	4.82%	4.99%	5.49%	5.07%
Portfolio Turnover Rate	58%	146%	110%	114%	102%	66%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	25

Janus Henderson High-Yield Fund

Financial Highlights

Class S Shares
For a share outstanding during the period ended December 31, 2020 (unaudited) and the year ended June 30	2020	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$7.78	$8.35	$8.19	$8.51	$8.19	$8.57
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.20	0.40	0.41	0.44	0.49	0.44
Net realized and unrealized gain/(loss)	0.74	(0.57)	0.17	(0.32)	0.32	(0.38)
Total from Investment Operations	0.94	(0.17)	0.58	0.12	0.81	0.06
Less Dividends and Distributions:
Dividends (from net investment income)	(0.21)	(0.40)	(0.42)	(0.44)	(0.49)	(0.44)
Total Dividends and Distributions	(0.21)	(0.40)	(0.42)	(0.44)	(0.49)	(0.44)
Net Asset Value, End of Period	$8.51	$7.78	$8.35	$8.19	$8.51	$8.19
Total Return*	12.16%	(2.14)%	7.29%	1.44%	10.05%	0.83%
Net Assets, End of Period (in thousands)	$2,097	$1,859	$1,496	$1,995	$1,702	$1,761
Average Net Assets for the Period (in thousands)	$1,965	$1,687	$1,833	$1,746	$1,801	$2,311
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.31%	1.30%	1.31%	1.19%	1.12%	1.13%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.20%	1.19%	1.22%	1.18%	1.11%	1.11%
Ratio of Net Investment Income/(Loss)	4.77%	4.90%	5.07%	5.26%	5.76%	5.33%
Portfolio Turnover Rate	58%	146%	110%	114%	102%	66%

Class T Shares
For a share outstanding during the period ended December 31, 2020 (unaudited) and the year ended June 30	2020	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$7.77	$8.34	$8.18	$8.50	$8.17	$8.56
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.21	0.42	0.44	0.47	0.51	0.46
Net realized and unrealized gain/(loss)	0.74	(0.57)	0.16	(0.32)	0.33	(0.39)
Total from Investment Operations	0.95	(0.15)	0.60	0.15	0.84	0.07
Less Dividends and Distributions:
Dividends (from net investment income)	(0.22)	(0.42)	(0.44)	(0.47)	(0.51)	(0.46)
Total Dividends and Distributions	(0.22)	(0.42)	(0.44)	(0.47)	(0.51)	(0.46)
Net Asset Value, End of Period	$8.50	$7.77	$8.34	$8.18	$8.50	$8.17
Total Return*	12.35%	(1.83)%	7.64%	1.73%	10.47%	0.94%
Net Assets, End of Period (in thousands)	$363,289	$349,513	$442,866	$515,406	$821,650	$1,193,347
Average Net Assets for the Period (in thousands)	$359,876	$411,154	$460,568	$703,671	$1,017,073	$1,172,930
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.90%	0.87%	0.89%	0.88%	0.87%	0.87%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.88%	0.86%	0.89%	0.88%	0.86%	0.86%
Ratio of Net Investment Income/(Loss)	5.08%	5.21%	5.39%	5.55%	6.00%	5.59%
Portfolio Turnover Rate	58%	146%	110%	114%	102%	66%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

26	DECEMBER 31, 2020

Janus Henderson High-Yield Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson High-Yield Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 45 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks to obtain high current income. Capital appreciation is a secondary investment objective when consistent with its primary investment objective. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting priciples ("US GAAP")).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds currently implement an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

It is expected that the conversion of Class C Shares to Class A Shares will not result in a taxable event. Please consult your tax adviser for further information.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial

Janus Investment Fund	27

Janus Henderson High-Yield Fund

Notes to Financial Statements (unaudited)

intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

28	DECEMBER 31, 2020

Janus Henderson High-Yield Fund

Notes to Financial Statements (unaudited)

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2020 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund did not hold a significant amount of Level 3 securities as of December 31, 2020.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and

Janus Investment Fund	29

Janus Henderson High-Yield Fund

Notes to Financial Statements (unaudited)

would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

Dividends are declared daily and distributed monthly for the Fund. Realized capital gains, if any, are declared and distributed in December. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on futures contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended December 31, 2020 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

30	DECEMBER 31, 2020

Janus Henderson High-Yield Fund

Notes to Financial Statements (unaudited)

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital's ability to establish and maintain appropriate systems and trading.

Janus Investment Fund	31

Janus Henderson High-Yield Fund

Notes to Financial Statements (unaudited)

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). The change in unrealized net appreciation/depreciation is reported on the Statement of Operations (if applicable). When a contract is closed, a realized gain or loss is reported on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract.

Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the period, the Fund purchased interest rate futures to increase exposure to interest rate risk.

There were no futures held at December 31, 2020.

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. If the other party to a swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the OTC market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Fund to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Fund will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member. Alternatively, the Fund may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Fund may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the U.S. Commodity Futures Trading Commission (“CFTC”). A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory

32	DECEMBER 31, 2020

Janus Henderson High-Yield Fund

Notes to Financial Statements (unaudited)

requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.

Index swaps, interest rate swaps, and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades. The market value of swap contracts are aggregated by positive and negative values and are disclosed separately as an asset or liability on the Fund’s Statement of Assets and Liabilities (if applicable). Realized gains and losses are reported on the Fund’s Statement of Operations (if applicable). The change in unrealized net appreciation or depreciation during the period is included in the Statement of Operations (if applicable).

The Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

The Fund may enter into various types of credit default swap agreements, including OTC credit default swap agreements, for investment purposes, to add leverage to its Fund, or to hedge against widening credit spreads on high-yield/high-risk bonds. Credit default swaps are a specific kind of counterparty agreement that allow the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. Credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk, and credit risk. The Fund will generally incur a greater degree of risk when it sells a credit default swap than when it purchases a credit default swap. As a buyer of a credit default swap, the Fund may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Fund.

As a buyer of credit protection, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default or other credit event by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund as buyer would pay to the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and potentially received no benefit from the contract.

If the Fund is the seller of credit protection against a particular security, the Fund would receive an up-front or periodic payment to compensate against potential credit events. As the seller in a credit default swap contract, the Fund would be required to pay the par value (the “notional value”) (or other agreed-upon value) of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional value of the swap. The maximum potential amount of future payments (undiscounted) that the Fund as a seller could be required to make in a credit default transaction would be the notional amount of the agreement.

The Fund may invest in CDXs. A CDX is a swap on an index of credit default swaps. CDXs allow an investor to manage credit risk or take a position on a basket of credit entities (such as credit default swaps or commercial mortgage-backed securities) in a more efficient manner than transacting in a single-name CDS. If a credit event occurs in one of the underlying companies, the protection is paid out via the delivery of the defaulted bond by the buyer of protection in return for a payment of notional value of the defaulted bond by the seller of protection or it may be settled through a cash settlement between the two parties. The underlying company is then removed from the index. If the Fund holds a long position in a CDX, the Fund would indirectly bear its proportionate share of any expenses paid by a CDX. A Fund holding a long position in CDXs typically receives income from principal or interest paid on the underlying securities. By investing in CDXs, the Fund could be exposed to illiquidity risk, counterparty risk, and credit risk of the issuers of the

Janus Investment Fund	33

Janus Henderson High-Yield Fund

Notes to Financial Statements (unaudited)

underlying loan obligations and of the CDX markets. If there is a default by the CDX counterparty, the Fund will have contractual remedies pursuant to the agreements related to the transaction. CDXs also bear the risk that the Fund will not be able to meet its obligation to the counterparty.

During the period, the Fund sold protection via the credit default swap market in order to gain credit risk exposure to individual corporates, countries and/or credit indices where gaining this exposure via the cash bond market was less attractive.

3. Other Investments and Strategies

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

In the aftermath of the 2007-2008 financial crisis, the financial sector experienced reduced liquidity in credit and other fixed-income markets, and an unusually high degree of volatility, both domestically and internationally. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took a number of unprecedented steps designed to support the financial markets. For example, the enactment of the Dodd-Frank Act in 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. More recently, in response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record-low levels. Extremely low or negative interest rates may become more prevalent or may not work as intended. As there is little precedent for this situation, the impact on various markets that interest rate or other significant policy changes may have is unknown. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including Janus Capital or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU, commonly known as “Brexit,”

34	DECEMBER 31, 2020

Janus Henderson High-Yield Fund

Notes to Financial Statements (unaudited)

which immediately led to significant market volatility around the world, as well as political, economic and legal uncertainty. The United Kingdom formally left the EU on January 31, 2020 and entered into an eleven-month transition period, which expired on December 31, 2020. The negative impact on not only the United Kingdom and European economies could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on the United Kingdom and/or Europe for their business activities and revenues. Any further exits from the EU, or an increase in the belief that such exits are likely or possible, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Loans

The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of December 31, 2020.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

Janus Investment Fund	35

Janus Henderson High-Yield Fund

Notes to Financial Statements (unaudited)

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

JPMorgan Chase Bank, National Association	$14,069,539	$—	$(14,069,539)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the Securities and Exchange Commission (the “SEC”). See “Securities Lending” in the “Notes to Financial Statements” for additional information.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. The Fund may lend fund securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the

36	DECEMBER 31, 2020

Janus Henderson High-Yield Fund

Notes to Financial Statements (unaudited)

SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to primarily invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of December 31, 2020, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $14,069,539. Gross amounts of recognized liabilities for securities lending (collateral received) as of December 31, 2020 is $14,364,639, resulting in the net amount due to the counterparty of $295,100.

When-Issued, Delayed Delivery and Forward Commitment Transactions

The Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the other party to a transaction fails to deliver the securities, the Fund could miss a favorable price or yield opportunity. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, the Fund could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, the Fund will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed upon price on the settlement date. The Fund may dispose of or renegotiate a transaction after it is entered into, and may purchase or sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a gain or loss.

Janus Investment Fund	37

Janus Henderson High-Yield Fund

Notes to Financial Statements (unaudited)

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $300 Million	0.65
Over $300 Million	0.55

The Fund’s actual investment advisory fee rate for the reporting period was 0.59% of average annual net assets before any applicable waivers.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.63% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers for at least a one-year period commencing October 28, 2020. The previous expense limit (for at least a one-year period commencing October 28, 2019) was 0.69%. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund pays an annual administrative services fee based on the average daily net assets of Class D Shares for shareholder services provided by Janus Services, as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

The Fund’s actual Class D administrative fee rate was 0.12% for the reporting period.

Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to

38	DECEMBER 31, 2020

Janus Henderson High-Yield Fund

Notes to Financial Statements (unaudited)

investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares' average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $166,938 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2020. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation

Janus Investment Fund	39

Janus Henderson High-Yield Fund

Notes to Financial Statements (unaudited)

of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2020 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2020 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $251,025 were paid by the Trust to the Trustees under the Deferred Plan during the period ended December 31, 2020.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended December 31, 2020 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 4.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the period ended December 31, 2020, Janus Henderson Distributors retained upfront sales charges of $4,570.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the period ended December 31, 2020.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended December 31, 2020, redeeming shareholders of Class C Shares paid CDSCs of $186.

5. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

40	DECEMBER 31, 2020

Janus Henderson High-Yield Fund

Notes to Financial Statements (unaudited)

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2020, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended June 30, 2020
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(76,289,286)	$(142,154,805)	$ (218,444,091)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2020 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 1,101,345,279	$69,616,137	$ (8,299,347)	$ 61,316,790

Information on the tax components of derivatives as of December 31, 2020 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 663,689	$ 588,237	$ -	$ 588,237

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

Janus Investment Fund	41

Janus Henderson High-Yield Fund

Notes to Financial Statements (unaudited)

6. Capital Share Transactions

	Period ended December 31, 2020		Year ended June 30, 2020
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	956,874	$ 7,786,600	3,416,062	$ 27,993,641
Reinvested dividends and distributions	97,890	802,895	198,553	1,605,048
Shares repurchased	(1,130,651)	(9,189,480)	(2,794,684)	(22,305,335)
Net Increase/(Decrease)	(75,887)	$ (599,985)	819,931	$ 7,293,354
Class C Shares:
Shares sold	69,180	$ 571,338	263,688	$ 2,137,044
Reinvested dividends and distributions	27,816	228,224	69,745	566,128
Shares repurchased	(470,406)	(3,842,830)	(1,497,723)	(12,259,900)
Net Increase/(Decrease)	(373,410)	$ (3,043,268)	(1,164,290)	$ (9,556,728)
Class D Shares:
Shares sold	2,424,675	$ 19,770,679	6,066,144	$ 49,262,836
Reinvested dividends and distributions	930,496	7,636,005	1,911,493	15,478,018
Shares repurchased	(3,795,690)	(30,960,463)	(9,944,963)	(78,050,503)
Net Increase/(Decrease)	(440,519)	$ (3,553,779)	(1,967,326)	$ (13,309,649)
Class I Shares:
Shares sold	8,496,017	$ 69,799,269	23,823,014	$185,810,346
Reinvested dividends and distributions	718,437	5,904,313	1,536,962	12,472,189
Shares repurchased	(11,267,102)	(91,615,125)	(26,847,121)	(215,499,626)
Net Increase/(Decrease)	(2,052,648)	$(15,911,543)	(1,487,145)	$ (17,217,091)
Class N Shares:
Shares sold	1,810,735	$ 14,821,286	6,048,149	$ 49,172,104
Reinvested dividends and distributions	462,506	3,796,077	878,660	7,093,462
Shares repurchased	(1,996,914)	(16,235,625)	(5,168,590)	(40,713,192)
Net Increase/(Decrease)	276,327	$ 2,381,738	1,758,219	$ 15,552,374
Class R Shares:
Shares sold	10,209	$ 83,114	47,615	$ 374,994
Reinvested dividends and distributions	4,112	33,715	8,480	68,245
Shares repurchased	(52,026)	(415,072)	(51,204)	(420,164)
Net Increase/(Decrease)	(37,705)	$ (298,243)	4,891	$ 23,075
Class S Shares:
Shares sold	16,070	$ 132,564	94,345	$ 772,455
Reinvested dividends and distributions	6,035	49,645	10,246	82,835
Shares repurchased	(14,530)	(118,265)	(44,834)	(345,174)
Net Increase/(Decrease)	7,575	$ 63,944	59,757	$ 510,116
Class T Shares:
Shares sold	2,595,903	$ 21,210,540	9,432,880	$ 76,501,907
Reinvested dividends and distributions	1,147,812	9,421,885	2,577,450	20,892,141
Shares repurchased	(5,962,441)	(48,904,844)	(20,134,983)	(159,940,614)
Net Increase/(Decrease)	(2,218,726)	$(18,272,419)	(8,124,653)	$ (62,546,566)

7. Purchases and Sales of Investment Securities

For the period ended December 31, 2020, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$620,973,293	$ 667,977,956	$ -	$ -

42	DECEMBER 31, 2020

Janus Henderson High-Yield Fund

Notes to Financial Statements (unaudited)

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2020 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	43

Janus Henderson High-Yield Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each Fund of Janus Investment Fund (together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreements for the Janus Henderson Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2020, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2021 through February 1, 2022, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus

44	DECEMBER 31, 2020

Janus Henderson High-Yield Fund

Additional Information (unaudited)

Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital generally does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2020, approximately 75% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers, and for the 12 months ended September 30, 2020, approximately 62% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Janus Investment Fund	45

Janus Henderson High-Yield Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Developed World Bond Fund, the Trustees noted the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

46	DECEMBER 31, 2020

Janus Henderson High-Yield Fund

Additional Information (unaudited)

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Janus Investment Fund	47

Janus Henderson High-Yield Fund

Additional Information (unaudited)

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance.

48	DECEMBER 31, 2020

Janus Henderson High-Yield Fund

Additional Information (unaudited)

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory fees and any administration fees but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 10% under the average total expenses of the respective Broadridge Expense Group peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 9% under the average management fees for the respective Broadridge Expense Group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

Janus Investment Fund	49

Janus Henderson High-Yield Fund

Additional Information (unaudited)

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to funds subadvised by Janus Capital and to the fees Janus Capital charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very distinct relative to retail funds; and (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; (4) 9 of 10 Janus Henderson Funds have lower management fees than similar funds subadvised by Janus Capital; and (5) 5 of 8 Janus Henderson Funds have lower management fees than similar separate accounts managed by Janus Capital.

The Trustees considered the fees for each Fund for its fiscal year ended in 2019, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

50	DECEMBER 31, 2020

Janus Henderson High-Yield Fund

Additional Information (unaudited)

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

Janus Investment Fund	51

Janus Henderson High-Yield Fund

Additional Information (unaudited)

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that, the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Venture Fund, the Trustees noted that, the Fund’s total expenses were below the peer group for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

52	DECEMBER 31, 2020

Janus Henderson High-Yield Fund

Additional Information (unaudited)

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by Janus Capital were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital

Janus Investment Fund	53

Janus Henderson High-Yield Fund

Additional Information (unaudited)

and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 73% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. They also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) as the assets of some of the Janus Henderson Funds have declined in the past few years, certain of those Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined; (3) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (4) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by Janus Capital and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their

54	DECEMBER 31, 2020

Janus Henderson High-Yield Fund

Additional Information (unaudited)

relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

Janus Investment Fund	55

Janus Henderson High-Yield Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2020. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

56	DECEMBER 31, 2020

Janus Henderson High-Yield Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

Janus Investment Fund	57

Janus Henderson High-Yield Fund

Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

58	DECEMBER 31, 2020

Janus Henderson High-Yield Fund

Notes

NotesPage1

Janus Investment Fund	59

Janus Henderson High-Yield Fund

Notes

NotesPage2

60	DECEMBER 31, 2020

Janus Henderson High-Yield Fund

Notes

NotesPage3

Janus Investment Fund	61

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins and Intech are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors
125-24-93026 03-21

SEMIANNUAL REPORT December 31, 2020

Janus Henderson International Managed Volatility Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson International Managed Volatility Fund

Janus Henderson International Managed Volatility Fund (unaudited)

FUND SNAPSHOT Intech’s active approach focuses on adding value by selecting stocks with unique volatility characteristics and low correlations to one another.	Sub-advised by Intech Investment Management LLC

PERFORMANCE OVERVIEW

For the six-month period ended December 31, 2020, Janus Henderson International Managed Volatility Fund’s Class I Shares returned 15.70%. This compares to the 21.61% return posted by the MSCI EAFE® Index, the Fund’s benchmark.

INVESTMENT STRATEGY

Intech’s mathematical investment process is designed to determine potentially more efficient equity weightings of the securities in the benchmark index, utilizing a specific mathematical optimization and disciplined rebalancing routine. Rather than trying to predict the future direction of stock prices, the process seeks to use the volatility and correlation characteristics of stocks to construct portfolios.

The investment process begins with the stocks in the MSCI EAFE Index. Intech’s investment process aims to capture stocks’ natural volatility through a rebalancing mechanism based on estimates of relative volatility and correlation in order to outperform the benchmark index over the long term. Within specific risk constraints, the investment process will tend to favor stocks with higher relative volatility and lower correlation as they offer more potential to capture volatility through periodic rebalancing. Once the target proportions are determined and the portfolio is constructed, it is then rebalanced to those target proportions and re-optimized on a periodic basis. The Janus Henderson International Managed Volatility Fund focuses on seeking an excess return above the benchmark, while also reducing or managing the standard deviation of the portfolio depending on the market conditions, a strategy designed to manage the absolute risk of the portfolio.

PERFORMANCE REVIEW

International equity markets posted double-digit gains in the fourth quarter and finished the second half of the year with a return of over 21%. The strong gains came despite a volatile year that culminated in a drawdown of more than 30% and a bear market as the COVID-19 pandemic spread around the world. The rebound in the second half of the year was one of the fastest recoveries from a bear market in history. Defensive segments of the market generally lagged in the strongly rising market during the second half of 2020.

The Fund was negatively impacted by its defensive positioning over the past six months. In particular, an average overweight to lower beta stocks, or stocks with less sensitivity to market movements, and underweight to higher beta stocks, or stocks with more sensitivity to market movements, was a headwind on relative performance as higher risk segments outperformed the broad market during the period.

From a sector perspective, while an average underweight to energy was a contributor, overall active sector positioning and adverse selection effects detracted during the period. More specifically, the Fund was negatively impacted by average overweights to the defensive consumer staples and utilities sectors, which were two of the weakest-performing sectors during the period, as well as adverse selection effects among some industrials and utilities names.

OUTLOOK

Because Intech does not conduct traditional economic or fundamental analysis, Intech has no view on individual stocks, sectors, economic, or market conditions.

Managing downside exposure potentially allows for returns to compound and improve risk-adjusted returns over time. Over the long term, we believe that by reducing risk when market volatility increases and behaving like a core equity fund when market volatility is low, the Fund will achieve its investment objective of producing an excess return over the benchmark with lower absolute risk. Going forward, we will continue building portfolios in a disciplined and deliberate manner, with risk

Janus Investment Fund	1

Janus Henderson International Managed Volatility Fund (unaudited)

management remaining the hallmark of our investment process. As Intech’s ongoing research efforts yield modest improvements, we will continue implementing changes that we believe are likely to improve the long-term results for our fund shareholders.

Thank you for your investment in Janus Henderson International Managed Volatility Fund.

2	DECEMBER 31, 2020

Janus Henderson International Managed Volatility Fund (unaudited)

Fund At A Glance

December 31, 2020

5 Largest Equity Holdings - (% of Net Assets)
M3 Inc
Health Care Technology	2.6%
Givaudan SA
Chemicals	2.4%
Hong Kong & China Gas Co Ltd
Gas Utilities	2.1%
Nestle SA (REG)
Food Products	2.1%
Japan Exchange Group Inc
Capital Markets	2.0%
11.2%

Asset Allocation - (% of Net Assets)
Common Stocks	98.9%
Investment Companies	0.4%
Preferred Stocks	0.1%
Other	0.6%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of December 31, 2020	As of June 30, 2020

Janus Investment Fund	3

Janus Henderson International Managed Volatility Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended December 31, 2020						Expense Ratios
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV	15.61%	9.12%	6.08%	5.29%	2.49%	1.42%	1.16%
Class A Shares at MOP	8.99%	2.87%	4.82%	4.67%	2.05%
Class C Shares at NAV	15.13%	8.25%	5.31%	4.84%	2.08%	2.24%	1.93%
Class C Shares at CDSC	14.13%	7.25%	5.31%	4.84%	2.08%
Class D Shares	15.64%	9.29%	6.31%	5.50%	2.58%	1.12%	0.95%
Class I Shares	15.70%	9.37%	6.42%	5.60%	2.72%	0.93%	0.90%
Class N Shares	15.72%	9.51%	6.55%	5.66%	2.76%	0.81%	0.80%
Class S Shares	15.45%	8.93%	5.96%	5.27%	2.45%	1.61%	1.30%
Class T Shares	15.60%	9.14%	6.27%	5.39%	2.02%	1.14%	1.05%
MSCI EAFE Index	21.61%	7.82%	7.45%	5.51%	2.52%
Morningstar Quartile - Class I Shares	-	4th	4th	4th	4th
Morningstar Ranking - based on total returns for Foreign Large Growth Funds	-	444/458	391/397	299/319	246/256

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to for at least a one-year period commencing on October 28, 2020.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs),

4	DECEMBER 31, 2020

Janus Henderson International Managed Volatility Fund (unaudited)

Performance

non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Intech's focus on managed volatility may keep the Fund from achieving excess returns over its index. The strategy may underperform during certain periods of up markets, and may not achieve the desired level of protection in down markets.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares commenced operations on July 6, 2009, after the reorganization of each class of the predecessor fund into corresponding shares of the Fund. Performance shown for each class for periods prior to July 6, 2009, reflects the historical performance of each corresponding class of the predecessor fund prior to the reorganization, calculated using the fees and expenses of the corresponding class of the predecessor fund respectively, net of any applicable fee and expense limitations or waivers.

Class D Shares commenced operations on April 24, 2015. Performance shown for periods prior to April 24, 2015, reflects the historical performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class D Shares, without the effect of any applicable fee and expense limitations or waivers.

Class T Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the historical performance of the predecessor fund’s Class I Shares, calculated using the fees and expenses of Class T Shares, without the effect of any fee and expense limitations or waivers.

Class N Shares commenced operations on October 28, 2016. Performance shown for periods prior to October 28, 2016, reflects the historical performance of the Fund’s and predecessor fund’s Class I Shares, calculated using the fees and expenses of Class I Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2020 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The predecessor Fund’s inception date – May 2, 2007

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

Janus Investment Fund	5

Janus Henderson International Managed Volatility Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/20)	Ending Account Value (12/31/20)	Expenses Paid During Period (7/1/20 - 12/31/20)†	Beginning Account Value (7/1/20)	Ending Account Value (12/31/20)	Expenses Paid During Period (7/1/20 - 12/31/20)†	Net Annualized Expense Ratio (7/1/20 - 12/31/20)
Class A Shares	$1,000.00	$1,156.10	$6.36	$1,000.00	$1,019.31	$5.96	1.17%
Class C Shares	$1,000.00	$1,151.30	$10.41	$1,000.00	$1,015.53	$9.75	1.92%
Class D Shares	$1,000.00	$1,156.40	$5.22	$1,000.00	$1,020.37	$4.89	0.96%
Class I Shares	$1,000.00	$1,157.00	$4.84	$1,000.00	$1,020.72	$4.53	0.89%
Class N Shares	$1,000.00	$1,157.20	$4.46	$1,000.00	$1,021.07	$4.18	0.82%
Class S Shares	$1,000.00	$1,154.50	$7.17	$1,000.00	$1,018.55	$6.72	1.32%
Class T Shares	$1,000.00	$1,156.00	$5.76	$1,000.00	$1,019.86	$5.40	1.06%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6	DECEMBER 31, 2020

Janus Henderson International Managed Volatility Fund

Schedule of Investments (unaudited)

December 31, 2020

Shares		Value
Common Stocks– 98.9%
Aerospace & Defense – 0%
Elbit Systems Ltd	45	$5,934
Air Freight & Logistics – 1.2%
SG Holdings Co Ltd	21,600	589,725
Auto Components – 0.2%
Denso Corp	700	41,683
Toyota Industries Corp	600	47,698
		89,381
Automobiles – 0.3%
Toyota Motor Corp	1,900	145,711
Banks – 1.4%
Bank of East Asia Ltd	20,000	42,869
Bank of Kyoto Ltd	1,800	94,255
Banque Cantonale Vaudoise (REG)	937	101,925
BOC Hong Kong Holdings Ltd	24,000	72,939
Hang Seng Bank Ltd	17,600	304,126
HSBC Holdings PLC*	7,088	36,978
Japan Post Bank Co Ltd	3,000	24,787
		677,879
Beverages – 0.5%
Ito En Ltd	1,300	82,271
Kirin Holdings Co Ltd	400	9,446
Remy Cointreau SA	752	139,750
		231,467
Building Products – 0.8%
Daikin Industries Ltd	900	200,474
Geberit AG	20	12,518
LIXIL Group Corp	3,800	82,546
TOTO Ltd	900	54,169
Xinyi Glass Holdings Ltd	20,000	55,971
		405,678
Capital Markets – 3.3%
Hong Kong Exchanges & Clearing Ltd	11,400	627,024
Japan Exchange Group Inc	38,400	982,001
		1,609,025
Chemicals – 8.3%
Air Water Inc	2,100	37,473
Chr Hansen Holding A/S*	4,433	456,180
Croda International PLC	4,659	420,859
EMS-Chemie Holding AG	439	423,632
Givaudan SA	279	1,175,624
JSR Corp	2,400	67,045
Kansai Paint Co Ltd	3,600	110,941
Koninklijke DSM NV	966	166,388
Mitsui Chemicals Inc	5,200	152,789
Nippon Paint Holdings Co Ltd	7,900	868,569
Sika AG (REG)	290	79,197
Symrise AG	459	60,701
		4,019,398
Diversified Telecommunication Services – 1.9%
Elisa OYJ	773	42,192
HKT Trust & HKT Ltd	275,000	356,997
Swisscom AG (REG)	769	414,391
Telefonica Deutschland Holding AG	2,226	6,135
United Internet AG	2,273	95,769
		915,484
Electric Utilities – 3.5%
Chugoku Electric Power Co Inc	26,400	311,071
CLP Holdings Ltd	67,500	624,887
HK Electric Investments & HK Electric Investments Ltd	254,000	249,999

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson International Managed Volatility Fund

Schedule of Investments (unaudited)

December 31, 2020

Shares		Value
Common Stocks– (continued)
Electric Utilities– (continued)
Kyushu Electric Power Co Inc	9,900	$85,733
Orsted A/S (144A)	1,285	262,857
Power Assets Holdings Ltd	15,000	81,368
Tohoku Electric Power Co Inc	11,300	93,663
		1,709,578
Electrical Equipment – 0.8%
Nidec Corp	1,700	214,223
Siemens Gamesa Renewable Energy SA	2,390	97,012
Vestas Wind Systems A/S	290	68,647
		379,882
Electronic Equipment, Instruments & Components – 2.2%
Azbil Corp	1,200	65,647
Hamamatsu Photonics KK	2,900	166,061
Hirose Electric Co Ltd	700	106,142
Ibiden Co Ltd	1,000	46,485
Keyence Corp	600	337,718
Murata Manufacturing Co Ltd	1,000	90,074
Shimadzu Corp	4,900	190,883
Venture Corp Ltd	5,200	76,738
		1,079,748
Entertainment – 2.4%
Capcom Co Ltd	900	58,523
Nexon Co Ltd	5,100	157,092
Nintendo Co Ltd	400	255,313
Square Enix Holdings Co Ltd	7,400	449,114
Toho Co Ltd/Tokyo	1,900	80,150
Ubisoft Entertainment SA*	1,802	173,614
		1,173,806
Equity Real Estate Investment Trusts (REITs) – 2.6%
Link	65,900	600,461
Nippon Prologis Inc	205	640,051
		1,240,512
Food & Staples Retailing – 7.5%
Aeon Co Ltd	8,300	272,492
Coles Group Ltd	41,482	580,291
Colruyt SA	4,381	259,541
Cosmos Pharmaceutical Corp	1,000	161,575
ICA Gruppen AB	6,692	334,527
J Sainsbury PLC	17,038	52,554
Jeronimo Martins SGPS SA	16,209	274,085
Kesko Oyj	2,751	70,676
Koninklijke Ahold Delhaize NV	8,900	251,305
Lawson Inc	900	41,945
Sundrug Co Ltd	5,800	231,500
Tsuruha Holdings Inc	1,400	199,628
Welcia Holdings Co Ltd	6,400	241,483
Wm Morrison Supermarkets PLC	2,965	7,191
Woolworths Group Ltd	21,808	661,274
		3,640,067
Food Products – 5.9%
A2 Milk Co Ltd*	5,978	51,831
Barry Callebaut AG (REG)	179	425,331
Calbee Inc	2,500	75,311
Chocoladefabriken Lindt & Spruengli AG (PC)	3	29,249
Danone SA	769	50,537
Kerry Group PLC	2,116	306,496
MEIJI Holdings Co Ltd	3,500	246,150
Nestle SA (REG)	8,751	1,030,595
Nissin Foods Holdings Co Ltd	1,200	102,851

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	DECEMBER 31, 2020

Janus Henderson International Managed Volatility Fund

Schedule of Investments (unaudited)

December 31, 2020

Shares		Value
Common Stocks– (continued)
Food Products– (continued)
Toyo Suisan Kaisha Ltd	1,300	$63,262
Yakult Honsha Co Ltd	9,100	458,794
		2,840,407
Gas Utilities – 4.7%
Hong Kong & China Gas Co Ltd	691,776	1,035,071
Osaka Gas Co Ltd	22,400	458,929
Toho Gas Co Ltd	6,600	438,554
Tokyo Gas Co Ltd	14,700	341,773
		2,274,327
Health Care Equipment & Supplies – 7.2%
Asahi Intecc Co Ltd	7,100	259,229
BioMerieux	2,901	409,050
Coloplast A/S	4,375	668,443
Diasorin SpA	1,675	348,688
Fisher & Paykel Healthcare Corp Ltd	23,805	565,145
Hoya Corp	3,000	414,747
Siemens Healthineers AG (144A)	415	21,244
Sysmex Corp	6,700	805,888
		3,492,434
Health Care Providers & Services – 0.2%
Alfresa Holdings Corp	1,000	18,339
Sonic Healthcare Ltd	3,182	79,029
		97,368
Health Care Technology – 2.6%
M3 Inc	13,100	1,239,273
Hotels, Restaurants & Leisure – 1.4%
McDonald's Holdings Co Japan Ltd	600	29,061
Oriental Land Co Ltd/Japan	3,800	628,185
		657,246
Household Durables – 1.1%
Rinnai Corp	2,400	278,850
Sony Corp	2,000	201,117
Techtronic Industries Co Ltd	3,000	42,956
		522,923
Household Products – 2.5%
Essity AB	4,753	152,820
Lion Corp	13,100	317,468
Pigeon Corp	2,300	95,077
Reckitt Benckiser Group PLC	1,727	154,432
Unicharm Corp	10,400	493,522
		1,213,319
Independent Power and Renewable Electricity Producers – 0.1%
Meridian Energy Ltd	9,588	51,164
Uniper SE	380	13,110
		64,274
Industrial Conglomerates – 0.4%
Jardine Matheson Holdings Ltd	1,700	95,213
Jardine Strategic Holdings Ltd	1,400	34,838
Keihan Holdings Co Ltd	900	43,200
		173,251
Information Technology Services – 2.5%
Adyen NV (144A)*	245	570,019
GMO Payment Gateway Inc	1,800	240,495
Nomura Research Institute Ltd	1,400	50,031
Obic Co Ltd	1,600	321,831
		1,182,376
Insurance – 0.8%
Admiral Group PLC	5,095	202,515

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson International Managed Volatility Fund

Schedule of Investments (unaudited)

December 31, 2020

Shares		Value
Common Stocks– (continued)
Insurance– (continued)
AIA Group Ltd	14,000	$172,453
		374,968
Interactive Media & Services – 0.1%
LINE Corp*	800	41,689
Internet & Direct Marketing Retail – 2.7%
Delivery Hero SE (144A)*	3,056	474,262
Mercari Inc*	1,900	84,459
Ocado Group PLC*	23,756	744,270
		1,302,991
Leisure Products – 0.3%
Bandai Namco Holdings Inc	1,600	138,501
Life Sciences Tools & Services – 2.9%
Eurofins Scientific SE*	7,540	632,572
Lonza Group AG	160	102,797
QIAGEN NV*	11,293	585,659
Sartorius Stedim Biotech	172	61,296
		1,382,324
Machinery – 4.6%
Daifuku Co Ltd	300	37,138
Harmonic Drive Systems Inc	400	35,791
Hoshizaki Corp	700	64,333
Knorr-Bremse AG	1,557	212,076
Kone OYJ	8,220	666,964
Kubota Corp	11,700	255,645
Rational AG	43	40,005
Schindler Holding AG (PC)	530	143,158
Schindler Holding AG (REG)	861	231,835
SMC Corp/Japan	700	427,568
Spirax-Sarco Engineering PLC	763	117,909
		2,232,422
Marine – 1.8%
AP Moller - Maersk A/S - Class A	49	101,698
AP Moller - Maersk A/S - Class B	55	122,666
Kuehne + Nagel International AG	2,625	595,265
Nippon Yusen KK	2,400	55,999
		875,628
Media – 0.9%
CyberAgent Inc	6,100	420,924
Metals & Mining – 1.0%
Fortescue Metals Group Ltd	27,204	491,763
Multiline Retail – 0.8%
Pan Pacific International Holdings Corp	13,800	318,811
Ryohin Keikaku Co Ltd	2,500	51,081
		369,892
Oil, Gas & Consumable Fuels – 0.3%
Idemitsu Kosan Co Ltd	3,900	85,886
Koninklijke Vopak NV	1,311	68,738
		154,624
Paper & Forest Products – 0%
Oji Holdings Corp	2,300	13,103
Personal Products – 1.5%
Beiersdorf AG	423	48,763
Kobayashi Pharmaceutical Co Ltd	3,900	476,838
Kose Corp	300	51,278
Unilever PLC	2,355	141,744
		718,623
Pharmaceuticals – 3.2%
AstraZeneca PLC	449	44,852

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	DECEMBER 31, 2020

Janus Henderson International Managed Volatility Fund

Schedule of Investments (unaudited)

December 31, 2020

Shares		Value
Common Stocks– (continued)
Pharmaceuticals– (continued)
Chugai Pharmaceutical Co Ltd	8,900	$475,230
Hikma Pharmaceuticals PLC	3,998	137,696
Novo Nordisk A/S	4,921	344,258
Ono Pharmaceutical Co Ltd	1,200	36,170
Roche Holding AG	1,427	498,060
		1,536,266
Professional Services – 0%
SGS SA	4	12,063
Real Estate Management & Development – 2.5%
Deutsche Wohnen SE	912	48,679
Hang Lung Properties Ltd	138,000	365,257
Henderson Land Development Co Ltd	76,000	296,720
New World Development Co Ltd	8,500	39,605
Sun Hung Kai Properties Ltd	27,500	355,044
Swire Properties Ltd	15,800	46,045
Swiss Prime Site AG (REG)	196	19,276
Vonovia SE	185	13,489
		1,184,115
Road & Rail – 3.3%
Keikyu Corp	300	5,160
Keio Corp	700	54,356
Kintetsu Group Holdings Co Ltd	3,900	171,173
MTR Corp Ltd	84,500	472,683
Nagoya Railroad Co Ltd	12,600	332,763
Nippon Express Co Ltd	700	47,102
Odakyu Electric Railway Co Ltd	13,400	421,279
Tobu Railway Co Ltd	2,200	65,815
Tokyu Corp	2,800	34,840
		1,605,171
Software – 0.1%
Nice Ltd*	159	44,952
Specialty Retail – 1.2%
Fast Retailing Co Ltd	100	89,748
Nitori Holdings Co Ltd	2,100	440,322
Yamada Denki Co Ltd	6,900	36,669
		566,739
Technology Hardware, Storage & Peripherals – 1.7%
FUJIFILM Holdings Corp	1,700	89,671
Logitech International SA	7,257	704,086
		793,757
Textiles, Apparel & Luxury Goods – 0.1%
Hermes International	32	34,407
Tobacco – 1.0%
Swedish Match AB	5,988	465,373
Trading Companies & Distributors – 1.8%
ITOCHU Corp	14,900	429,201
MonotaRO Co Ltd	8,900	452,598
		881,799
Water Utilities – 0.1%
Severn Trent PLC	884	27,683
Wireless Telecommunication Services – 0.7%
Softbank Corp	28,100	352,331
Total Common Stocks (cost $37,357,256)		47,692,581
Preferred Stocks– 0.1%
Health Care Equipment & Supplies – 0.1%
Sartorius AG((cost $30,112)	125	52,386

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson International Managed Volatility Fund

Schedule of Investments (unaudited)

December 31, 2020

Shares		Value
Investment Companies– 0.4%
Money Markets – 0.4%
Janus Henderson Cash Liquidity Fund LLC, 0.1108%ºº,£((cost $216,874)	216,853	$216,874
Total Investments (total cost $37,604,242) – 99.4%		47,961,841
Cash, Receivables and Other Assets, net of Liabilities – 0.6%		284,223
Net Assets – 100%		$48,246,064

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
Japan	$21,803,558	45.5%
Switzerland	5,999,002	12.5
Hong Kong	5,972,526	12.5
United Kingdom	2,088,683	4.4
Denmark	2,024,749	4.2
Australia	1,812,357	3.8
Germany	1,672,278	3.5
France	1,501,226	3.1
Netherlands	1,056,450	2.2
Sweden	952,720	2.0
Finland	779,832	1.6
New Zealand	668,140	1.4
Italy	348,688	0.7
Ireland	306,496	0.6
Portugal	274,085	0.6
Belgium	259,541	0.5
United States	216,874	0.4
Spain	97,012	0.2
Singapore	76,738	0.2
Israel	50,886	0.1

Total	$47,961,841	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	DECEMBER 31, 2020

Janus Henderson International Managed Volatility Fund

Schedule of Investments (unaudited)

December 31, 2020

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 12/31/20
Investment Companies - 0.4%
Money Markets - 0.4%
Janus Henderson Cash Liquidity Fund LLC, 0.1108%ºº	$123	$22	$-	$216,874
Investments Purchased with Cash Collateral from Securities Lending - N/A
Investment Companies - N/A
Janus Henderson Cash Collateral Fund LLC, 0.0264%ºº	249∆	-	-	-
Total Affiliated Investments - 0.4%	$372	$22	$-	$216,874

	Value at 6/30/20	Purchases	Sales Proceeds	Value at 12/31/20
Investment Companies - 0.4%
Money Markets - 0.4%
Janus Henderson Cash Liquidity Fund LLC, 0.1108%ºº	429,000	6,636,849	(6,848,997)	216,874
Investments Purchased with Cash Collateral from Securities Lending - N/A
Investment Companies - N/A
Janus Henderson Cash Collateral Fund LLC, 0.0264%ºº	-	570,804	(570,804)	-

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson International Managed Volatility Fund

Notes to Schedule of Investments and Other Information (unaudited)

MSCI EAFE® Index	MSCI EAFE® (Europe, Australasia, Far East) Index reflects the equity market performance of developed markets, excluding the U.S. and Canada.

LLC	Limited Liability Company
PC	Participation Certificate
PLC	Public Limited Company
REG	Registered

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended December 31, 2020 is $1,328,382, which represents 2.8% of net assets.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of December 31, 2020.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2020. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$-	$47,692,581	$-
Preferred Stocks	-	52,386	-
Investment Companies	-	216,874	-
Total Assets	$-	$47,961,841	$-

14	DECEMBER 31, 2020

Janus Henderson International Managed Volatility Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2020

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value(1)	$47,744,967
Affiliated investments, at value(2)	216,874
Cash	93,717
Non-interested Trustees' deferred compensation	1,111
Receivables:
Investments sold	520,950
Foreign tax reclaims	148,338
Fund shares sold	40,154
Dividends	25,296
Dividends from affiliates	12
Other assets	13,731
Total Assets	48,805,150
Liabilities:
Payables:	—
Investments purchased	399,313
Fund shares repurchased	57,377
Professional fees	36,648
Non-affiliated fund administration fees payable	20,041
Advisory fees	15,171
Transfer agent fees and expenses	6,322
Custodian fees	3,368
12b-1 Distribution and shareholder servicing fees	1,278
Non-interested Trustees' deferred compensation fees	1,111
Non-interested Trustees' fees and expenses	119
Affiliated fund administration fees payable	112
Accrued expenses and other payables	18,226
Total Liabilities	559,086
Net Assets	$48,246,064

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson International Managed Volatility Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2020

Net Assets Consist of:
Capital (par value and paid-in surplus)	$37,795,494
Total distributable earnings (loss)	10,450,570
Total Net Assets	$48,246,064
Net Assets - Class A Shares	$1,016,850
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	109,253
Net Asset Value Per Share(3)	$9.31
Maximum Offering Price Per Share(4)	$9.88
Net Assets - Class C Shares	$813,519
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	89,957
Net Asset Value Per Share(3)	$9.04
Net Assets - Class D Shares	$3,963,868
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	433,038
Net Asset Value Per Share	$9.15
Net Assets - Class I Shares	$24,965,957
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,716,332
Net Asset Value Per Share	$9.19
Net Assets - Class N Shares	$12,284,624
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,338,535
Net Asset Value Per Share	$9.18
Net Assets - Class S Shares	$1,131,950
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	122,406
Net Asset Value Per Share	$9.25
Net Assets - Class T Shares	$4,069,296
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	443,678
Net Asset Value Per Share	$9.17

(1) Includes cost of $37,387,368.

(2) Includes cost of $216,874.

(3) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(4) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

16	DECEMBER 31, 2020

Janus Henderson International Managed Volatility Fund

Statement of Operations (unaudited)

For the period ended December 31, 2020

Investment Income:
Dividends	$426,143
Affiliated securities lending income, net	249
Dividends from affiliates	123
Other income	17
Foreign tax withheld	(34,068)
Total Investment Income	392,464
Expenses:
Advisory fees	143,198
12b-1 Distribution and shareholder servicing fees:
Class A Shares	1,270
Class C Shares	4,469
Class S Shares	1,470
Transfer agent administrative fees and expenses:
Class D Shares	2,221
Class S Shares	1,477
Class T Shares	5,252
Transfer agent networking and omnibus fees:
Class A Shares	458
Class C Shares	571
Class I Shares	10,228
Other transfer agent fees and expenses:
Class A Shares	45
Class C Shares	37
Class D Shares	467
Class I Shares	709
Class N Shares	212
Class S Shares	21
Class T Shares	52
Registration fees	47,156
Non-affiliated fund administration fees	34,928
Professional fees	26,249
Custodian fees	11,325
Shareholder reports expense	4,760
Affiliated fund administration fees	652
Non-interested Trustees’ fees and expenses	360
Other expenses	1,723
Total Expenses	299,310
Less: Excess Expense Reimbursement and Waivers	(61,928)
Net Expenses	237,382
Net Investment Income/(Loss)	155,082

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson International Managed Volatility Fund

Statement of Operations (unaudited)

For the period ended December 31, 2020

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$2,794,489
Investments in affiliates	22
Total Net Realized Gain/(Loss) on Investments	2,794,511
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	4,436,355
Total Change in Unrealized Net Appreciation/Depreciation	4,436,355
Net Increase/(Decrease) in Net Assets Resulting from Operations	$7,385,948

See Notes to Financial Statements.

18	DECEMBER 31, 2020

Janus Henderson International Managed Volatility Fund

Statements of Changes in Net Assets

	Period ended December 31, 2020 (unaudited)	Year ended June 30, 2020

Operations:
Net investment income/(loss)	$155,082	$1,271,298
Net realized gain/(loss) on investments	2,794,511	1,272,559
Change in unrealized net appreciation/depreciation	4,436,355	(6,216,477)
Net Increase/(Decrease) in Net Assets Resulting from Operations	7,385,948	(3,672,620)
Dividends and Distributions to Shareholders:
Class A Shares	(21,532)	(57,632)
Class C Shares	(18,875)	(32,739)
Class D Shares	(85,672)	(155,581)
Class I Shares	(544,515)	(2,233,940)
Class N Shares	(264,590)	(1,582,756)
Class S Shares	(23,536)	(41,137)
Class T Shares	(87,377)	(237,320)
Net Decrease from Dividends and Distributions to Shareholders	(1,046,097)	(4,341,105)
Capital Share Transactions:
Class A Shares	(54,394)	(491,674)
Class C Shares	(194,362)	(452,613)
Class D Shares	13,424	(595,388)
Class I Shares	(10,328,481)	(27,654,400)
Class N Shares	(955,261)	(21,025,273)
Class S Shares	(206,112)	(177,444)
Class T Shares	(560,838)	(2,112,566)
Net Increase/(Decrease) from Capital Share Transactions	(12,286,024)	(52,509,358)
Net Increase/(Decrease) in Net Assets	(5,946,173)	(60,523,083)
Net Assets:
Beginning of period	54,192,237	114,715,320
End of period	$48,246,064	$54,192,237

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson International Managed Volatility Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended December 31, 2020 (unaudited) and the year ended June 30	2020	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$8.23	$8.94	$9.32	$8.50	$7.96	$8.03
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.02	0.10	0.14	0.04	0.08	0.11
Net realized and unrealized gain/(loss)	1.26	(0.47)	(0.19)	0.81	0.59	(0.13)
Total from Investment Operations	1.28	(0.37)	(0.05)	0.85	0.67	(0.02)
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.34)	(0.12)	(0.03)	(0.13)	(0.05)
Distributions (from capital gains)	(0.20)	—	(0.21)	—	—	—
Total Dividends and Distributions	(0.20)	(0.34)	(0.33)	(0.03)	(0.13)	(0.05)
Net Asset Value, End of Period	$9.31	$8.23	$8.94	$9.32	$8.50	$7.96
Total Return*	15.61%	(4.29)%	(0.19)%	10.00%	8.73%	(0.22)%
Net Assets, End of Period (in thousands)	$1,017	$947	$1,609	$1,358	$8,240	$4,821
Average Net Assets for the Period (in thousands)	$1,002	$1,371	$1,493	$2,665	$6,776	$3,145
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.67%	1.42%	1.38%	1.19%	1.14%	1.24%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.17%	1.20%	1.30%	1.19%	1.14%	1.24%
Ratio of Net Investment Income/(Loss)	0.36%	1.20%	1.56%	0.43%	1.05%	1.45%
Portfolio Turnover Rate	21%	82%	91%	86%	134%	74%

Class C Shares
For a share outstanding during the period ended December 31, 2020 (unaudited) and the year ended June 30	2020	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$8.03	$8.72	$9.07	$8.33	$7.81	$7.94
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.02)	0.03	0.05	0.03	0.06	0.08
Net realized and unrealized gain/(loss)	1.23	(0.47)	(0.15)	0.75	0.55	(0.15)
Total from Investment Operations	1.21	(0.44)	(0.10)	0.78	0.61	(0.07)
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.25)	(0.04)	(0.04)	(0.09)	(0.06)
Distributions (from capital gains)	(0.20)	—	(0.21)	—	—	—
Total Dividends and Distributions	(0.20)	(0.25)	(0.25)	(0.04)	(0.09)	(0.06)
Net Asset Value, End of Period	$9.04	$8.03	$8.72	$9.07	$8.33	$7.81
Total Return*	15.13%	(5.17)%	(0.80)%	9.32%	8.02%	(0.86)%
Net Assets, End of Period (in thousands)	$814	$900	$1,439	$2,035	$2,672	$1,581
Average Net Assets for the Period (in thousands)	$910	$1,111	$1,641	$2,398	$2,289	$924
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.45%	2.24%	2.11%	1.90%	1.89%	1.94%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.92%	1.99%	2.05%	1.90%	1.89%	1.94%
Ratio of Net Investment Income/(Loss)	(0.37)%	0.40%	0.63%	0.30%	0.75%	1.05%
Portfolio Turnover Rate	21%	82%	91%	86%	134%	74%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

20	DECEMBER 31, 2020

Janus Henderson International Managed Volatility Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended December 31, 2020 (unaudited) and the year ended June 30	2020	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$8.09	$8.79	$9.17	$8.43	$7.87	$8.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.02	0.12	0.15	0.13	0.14	0.15
Net realized and unrealized gain/(loss)	1.24	(0.46)	(0.18)	0.74	0.55	(0.16)
Total from Investment Operations	1.26	(0.34)	(0.03)	0.87	0.69	(0.01)
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.36)	(0.14)	(0.13)	(0.13)	(0.12)
Distributions (from capital gains)	(0.20)	—	(0.21)	—	—	—
Total Dividends and Distributions	(0.20)	(0.36)	(0.35)	(0.13)	(0.13)	(0.12)
Net Asset Value, End of Period	$9.15	$8.09	$8.79	$9.17	$8.43	$7.87
Total Return*	15.64%	(4.06)%	0.07%	10.32%	9.05%	(0.12)%
Net Assets, End of Period (in thousands)	$3,964	$3,492	$4,396	$5,185	$4,412	$2,282
Average Net Assets for the Period (in thousands)	$3,727	$3,808	$4,561	$5,076	$3,132	$1,314
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.29%	1.12%	1.08%	0.97%	0.99%	1.17%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.96%	0.96%	1.08%	0.97%	0.99%	1.10%
Ratio of Net Investment Income/(Loss)	0.57%	1.44%	1.67%	1.36%	1.77%	1.97%
Portfolio Turnover Rate	21%	82%	91%	86%	134%	74%

Class I Shares
For a share outstanding during the period ended December 31, 2020 (unaudited) and the year ended June 30	2020	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$8.12	$8.83	$9.21	$8.46	$7.89	$8.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.03	0.12	0.17	0.15	0.12	0.14
Net realized and unrealized gain/(loss)	1.24	(0.46)	(0.19)	0.74	0.57	(0.13)
Total from Investment Operations	1.27	(0.34)	(0.02)	0.89	0.69	0.01
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.37)	(0.15)	(0.14)	(0.12)	(0.12)
Distributions (from capital gains)	(0.20)	—	(0.21)	—	—	—
Total Dividends and Distributions	(0.20)	(0.37)	(0.36)	(0.14)	(0.12)	(0.12)
Net Asset Value, End of Period	$9.19	$8.12	$8.83	$9.21	$8.46	$7.89
Total Return*	15.70%	(4.00)%	0.24%	10.51%	8.99%	0.14%
Net Assets, End of Period (in thousands)	$24,966	$31,777	$64,297	$63,538	$34,748	$66,948
Average Net Assets for the Period (in thousands)	$27,970	$49,482	$63,723	$49,224	$45,492	$61,549
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.10%	0.93%	0.93%	0.87%	0.80%	0.87%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.89%	0.86%	0.93%	0.87%	0.80%	0.87%
Ratio of Net Investment Income/(Loss)	0.64%	1.47%	1.90%	1.59%	1.51%	1.78%
Portfolio Turnover Rate	21%	82%	91%	86%	134%	74%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson International Managed Volatility Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended December 31, 2020 (unaudited) and the year or period ended June 30	2020	2020	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$8.10	$8.82	$9.20	$8.45	$7.79
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.03	0.13	0.17	0.14	0.11
Net realized and unrealized gain/(loss)	1.25	(0.46)	(0.18)	0.75	0.70
Total from Investment Operations	1.28	(0.33)	(0.01)	0.89	0.81
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.39)	(0.16)	(0.14)	(0.15)
Distributions (from capital gains)	(0.20)	—	(0.21)	—	—
Total Dividends and Distributions	(0.20)	(0.39)	(0.37)	(0.14)	(0.15)
Net Asset Value, End of Period	$9.18	$8.10	$8.82	$9.20	$8.45
Total Return*	15.87%	(4.00)%	0.32%	10.56%	10.72%
Net Assets, End of Period (in thousands)	$12,285	$11,752	$34,747	$37,232	$32,840
Average Net Assets for the Period (in thousands)	$11,993	$25,984	$35,141	$36,703	$38,721
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.04%	0.81%	0.84%	0.78%	0.80%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.82%	0.77%	0.84%	0.78%	0.80%
Ratio of Net Investment Income/(Loss)	0.71%	1.48%	1.94%	1.53%	2.00%
Portfolio Turnover Rate	21%	82%	91%	86%	134%

Class S Shares
For a share outstanding during the period ended December 31, 2020 (unaudited) and the year ended June 30	2020	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$8.19	$8.88	$9.28	$8.52	$7.98	$8.09
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.01	0.09	0.13	0.08	0.08	0.15
Net realized and unrealized gain/(loss)	1.25	(0.46)	(0.19)	0.76	0.59	(0.17)
Total from Investment Operations	1.26	(0.37)	(0.06)	0.84	0.67	(0.02)
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.32)	(0.13)	(0.08)	(0.13)	(0.09)
Distributions (from capital gains)	(0.20)	—	(0.21)	—	—	—
Total Dividends and Distributions	(0.20)	(0.32)	(0.34)	(0.08)	(0.13)	(0.09)
Net Asset Value, End of Period	$9.25	$8.19	$8.88	$9.28	$8.52	$7.98
Total Return*	15.45%	(4.34)%	(0.29)%	9.90%	8.70%	(0.18)%
Net Assets, End of Period (in thousands)	$1,132	$1,197	$1,464	$703	$726	$1,009
Average Net Assets for the Period (in thousands)	$1,153	$1,183	$1,188	$750	$983	$135
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.78%	1.61%	1.60%	1.38%	1.26%	1.40%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.32%	1.36%	1.45%	1.38%	1.25%	1.26%
Ratio of Net Investment Income/(Loss)	0.21%	1.07%	1.49%	0.86%	1.02%	1.98%
Portfolio Turnover Rate	21%	82%	91%	86%	134%	74%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from October 28, 2016 (inception date) through June 30, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

22	DECEMBER 31, 2020

Janus Henderson International Managed Volatility Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended December 31, 2020 (unaudited) and the year ended June 30	2020	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$8.11	$8.81	$9.18	$8.42	$7.87	$7.99
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.02	0.11	0.15	0.11	0.11	0.22
Net realized and unrealized gain/(loss)	1.24	(0.45)	(0.18)	0.76	0.57	(0.23)
Total from Investment Operations	1.26	(0.34)	(0.03)	0.87	0.68	(0.01)
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.36)	(0.13)	(0.11)	(0.13)	(0.11)
Distributions (from capital gains)	(0.20)	—	(0.21)	—	—	—
Total Dividends and Distributions	(0.20)	(0.36)	(0.34)	(0.11)	(0.13)	(0.11)
Net Asset Value, End of Period	$9.17	$8.11	$8.81	$9.18	$8.42	$7.87
Total Return*	15.60%	(4.09)%	0.00%	10.33%	8.96%	(0.14)%
Net Assets, End of Period (in thousands)	$4,069	$4,125	$6,764	$6,177	$16,803	$14,487
Average Net Assets for the Period (in thousands)	$4,100	$5,402	$6,411	$13,714	$20,165	$4,865
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.34%	1.14%	1.13%	1.03%	1.00%	1.16%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.06%	1.04%	1.13%	1.02%	1.00%	1.16%
Ratio of Net Investment Income/(Loss)	0.47%	1.30%	1.70%	1.15%	1.43%	2.90%
Portfolio Turnover Rate	21%	82%	91%	86%	134%	74%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson International Managed Volatility Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson International Managed Volatility Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 45 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds currently implement an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

It is expected that the conversion of Class C Shares to Class A Shares will not result in a taxable event. Please consult your tax adviser for further information.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

24	DECEMBER 31, 2020

Janus Henderson International Managed Volatility Fund

Notes to Financial Statements (unaudited)

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with United States of America generally accepted accounting principles ("US GAAP").

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets

Janus Investment Fund	25

Janus Henderson International Managed Volatility Fund

Notes to Financial Statements (unaudited)

and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2020 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date

26	DECEMBER 31, 2020

Janus Henderson International Managed Volatility Fund

Notes to Financial Statements (unaudited)

of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

In the aftermath of the 2007-2008 financial crisis, the financial sector experienced reduced liquidity in credit and other fixed-income markets, and an unusually high degree of volatility, both domestically and internationally. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took a number of unprecedented steps designed to support the financial markets. For example, the enactment of the Dodd-Frank Act in 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. More recently, in response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record-low levels. Extremely low or negative interest rates may become more prevalent or may not work as intended. As there is little precedent for this situation, the impact on various markets that interest rate or other significant policy changes may have is unknown. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the

Janus Investment Fund	27

Janus Henderson International Managed Volatility Fund

Notes to Financial Statements (unaudited)

likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including Janus Capital or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU, commonly known as “Brexit,” which immediately led to significant market volatility around the world, as well as political, economic and legal uncertainty. The United Kingdom formally left the EU on January 31, 2020 and entered into an eleven-month transition period, which expired on December 31, 2020. The negative impact on not only the United Kingdom and European economies could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on the United Kingdom and/or Europe for their business activities and revenues. Any further exits from the EU, or an increase in the belief that such exits are likely or possible, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Real Estate Investing

To the extent that real estate-related securities may be included in the Fund’s named benchmark index, Intech’s mathematical investment process may select equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

28	DECEMBER 31, 2020

Janus Henderson International Managed Volatility Fund

Notes to Financial Statements (unaudited)

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. The Fund may lend fund securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the Securities and Exchange Commission (the "SEC"). If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to primarily invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations.

There were no securities on loan as of December 31, 2020.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.55% of its average daily net assets.

Intech Investment Management LLC (“Intech”) serves as subadviser to the Fund. As subadviser, Intech provides day-to-day management of the investment operations of the Fund subject to the general oversight of Janus Capital. Janus Capital owns approximately 97% of Intech.

Janus Capital pays Intech a subadvisory fee rate equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (net of any fee waivers and expense reimbursements).

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer

Janus Investment Fund	29

Janus Henderson International Managed Volatility Fund

Notes to Financial Statements (unaudited)

agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.80% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers for at least a one-year period commencing October 28, 2020. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund pays an annual administrative services fee based on the average daily net assets of Class D Shares for shareholder services provided by Janus Services, as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

The Fund’s actual Class D administrative fee rate was 0.12% for the reporting period.

Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

30	DECEMBER 31, 2020

Janus Henderson International Managed Volatility Fund

Notes to Financial Statements (unaudited)

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $166,938 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2020. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2020 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2020 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $251,025 were paid by the Trust to the Trustees under the Deferred Plan during the period ended December 31, 2020.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based

Janus Investment Fund	31

Janus Henderson International Managed Volatility Fund

Notes to Financial Statements (unaudited)

values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended December 31, 2020 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the period ended December 31, 2020, Janus Henderson Distributors retained upfront sales charges of $32.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the period ended December 31, 2020.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended December 31, 2020, redeeming shareholders of Class C Shares paid CDSCs of $470.

As of December 31, 2020, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	84	21
Class S Shares	-	-
Class T Shares	-	-

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with US GAAP).

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2020, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

32	DECEMBER 31, 2020

Janus Henderson International Managed Volatility Fund

Notes to Financial Statements (unaudited)

Capital Loss Carryover Schedule
For the year ended June 30, 2020
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$ (512,317)	$ -	$ (512,317)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2020 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships, and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 37,686,428	$10,567,023	$ (291,610)	$ 10,275,413

Janus Investment Fund	33

Janus Henderson International Managed Volatility Fund

Notes to Financial Statements (unaudited)

5. Capital Share Transactions

	Period ended December 31, 2020		Year ended June 30, 2020
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	1,978	$ 17,468	15,874	$ 134,561
Reinvested dividends and distributions	2,351	21,532	6,670	57,632
Shares repurchased	(10,168)	(93,394)	(87,391)	(683,867)
Net Increase/(Decrease)	(5,839)	$ (54,394)	(64,847)	$ (491,674)
Class C Shares:
Shares sold	4,330	$ 36,971	11,160	$ 84,509
Reinvested dividends and distributions	2,121	18,875	3,670	31,045
Shares repurchased	(28,563)	(250,208)	(67,896)	(568,167)
Net Increase/(Decrease)	(22,112)	$ (194,362)	(53,066)	$ (452,613)
Class D Shares:
Shares sold	12,114	$ 105,009	64,569	$ 524,070
Reinvested dividends and distributions	9,314	83,917	17,800	150,942
Shares repurchased	(20,149)	(175,502)	(150,625)	(1,270,400)
Net Increase/(Decrease)	1,279	$ 13,424	(68,256)	$ (595,388)
Class I Shares:
Shares sold	37,610	$ 326,904	723,215	$ 5,868,186
Reinvested dividends and distributions	60,152	543,777	262,286	2,232,053
Shares repurchased	(1,295,981)	(11,199,162)	(4,355,197)	(35,754,639)
Net Increase/(Decrease)	(1,198,219)	$(10,328,481)	(3,369,696)	$(27,654,400)
Class N Shares:
Shares sold	28,001	$ 241,762	626,540	$ 5,525,504
Reinvested dividends and distributions	29,301	264,590	186,426	1,582,756
Shares repurchased	(169,046)	(1,461,613)	(3,303,464)	(28,133,533)
Net Increase/(Decrease)	(111,744)	$ (955,261)	(2,490,498)	$(21,025,273)
Class S Shares:
Shares sold	11,065	$ 97,277	28,983	$ 243,915
Reinvested dividends and distributions	2,586	23,536	4,783	41,137
Shares repurchased	(37,517)	(326,925)	(52,343)	(462,496)
Net Increase/(Decrease)	(23,866)	$ (206,112)	(18,577)	$ (177,444)
Class T Shares:
Shares sold	22,984	$ 200,424	168,435	$ 1,414,144
Reinvested dividends and distributions	9,633	86,986	27,691	235,371
Shares repurchased	(97,763)	(848,248)	(454,770)	(3,762,081)
Net Increase/(Decrease)	(65,146)	$ (560,838)	(258,644)	$ (2,112,566)

6. Purchases and Sales of Investment Securities

For the period ended December 31, 2020, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$10,693,021	$ 23,743,368	$ -	$ -

34	DECEMBER 31, 2020

Janus Henderson International Managed Volatility Fund

Notes to Financial Statements (unaudited)

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2020 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	35

Janus Henderson International Managed Volatility Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 60-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each Fund of Janus Investment Fund (together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreements for the Janus Henderson Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2020, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2021 through February 1, 2022, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus

36	DECEMBER 31, 2020

Janus Henderson International Managed Volatility Fund

Additional Information (unaudited)

Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital generally does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2020, approximately 75% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers, and for the 12 months ended September 30, 2020, approximately 62% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Janus Investment Fund	37

Janus Henderson International Managed Volatility Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Developed World Bond Fund, the Trustees noted the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

38	DECEMBER 31, 2020

Janus Henderson International Managed Volatility Fund

Additional Information (unaudited)

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Janus Investment Fund	39

Janus Henderson International Managed Volatility Fund

Additional Information (unaudited)

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance.

40	DECEMBER 31, 2020

Janus Henderson International Managed Volatility Fund

Additional Information (unaudited)

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory fees and any administration fees but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 10% under the average total expenses of the respective Broadridge Expense Group peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 9% under the average management fees for the respective Broadridge Expense Group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

Janus Investment Fund	41

Janus Henderson International Managed Volatility Fund

Additional Information (unaudited)

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to funds subadvised by Janus Capital and to the fees Janus Capital charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very distinct relative to retail funds; and (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; (4) 9 of 10 Janus Henderson Funds have lower management fees than similar funds subadvised by Janus Capital; and (5) 5 of 8 Janus Henderson Funds have lower management fees than similar separate accounts managed by Janus Capital.

The Trustees considered the fees for each Fund for its fiscal year ended in 2019, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

42	DECEMBER 31, 2020

Janus Henderson International Managed Volatility Fund

Additional Information (unaudited)

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

Janus Investment Fund	43

Janus Henderson International Managed Volatility Fund

Additional Information (unaudited)

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that, the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Venture Fund, the Trustees noted that, the Fund’s total expenses were below the peer group for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

44	DECEMBER 31, 2020

Janus Henderson International Managed Volatility Fund

Additional Information (unaudited)

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by Janus Capital were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital

Janus Investment Fund	45

Janus Henderson International Managed Volatility Fund

Additional Information (unaudited)

and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 73% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. They also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) as the assets of some of the Janus Henderson Funds have declined in the past few years, certain of those Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined; (3) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (4) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by Janus Capital and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their

46	DECEMBER 31, 2020

Janus Henderson International Managed Volatility Fund

Additional Information (unaudited)

relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

Janus Investment Fund	47

Janus Henderson International Managed Volatility Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2020. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

48	DECEMBER 31, 2020

Janus Henderson International Managed Volatility Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

Janus Investment Fund	49

Janus Henderson International Managed Volatility Fund

Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

50	DECEMBER 31, 2020

Janus Henderson International Managed Volatility Fund

Notes

NotesPage1

Janus Investment Fund	51

Janus Henderson International Managed Volatility Fund

Notes

NotesPage2

52	DECEMBER 31, 2020

Janus Henderson International Managed Volatility Fund

Notes

NotesPage3

Janus Investment Fund	53

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins and Intech are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors
125-24-93014 03-21

SEMIANNUAL REPORT December 31, 2020

Janus Henderson Large Cap Value Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Large Cap Value Fund

Janus Henderson Large Cap Value Fund (unaudited)

FUND SNAPSHOT

As defensive value specialists, we look to invest in high- quality companies with strong management teams, stable balance sheets and durable competitive advantages that are trading at attractive valuations. We seek to achieve excess returns over full market cycles, with less risk than our benchmark and peers as measured by standard deviation,[1] beta[2] and down-market capture.[3]

Kevin Preloger portfolio manager

PERFORMANCE

For the six-month period ended December 31, 2020, the Janus Henderson Large Cap Value Fund’s Class I Shares returned 22.35%, performing in line with its benchmark, the Russell 1000® Value Index, which returned 22.75%. The largest contributors to relative performance at the sector level were financials, materials and health care. The largest detractors were utilities, communication services and industrials.

INVESTMENT ENVIRONMENT

Positive returns continued in the six-month period, following the trend of late in the previous period, with many market indices ending at or near the year’s highs. The gains primarily were driven by positive COVID-19 vaccine developments, the U.S. presidential election results and the continuation of monetary and fiscal stimulus. While all 11 sectors posted positive returns during the period, the more cyclical parts of the market led returns, including industrials, consumer discretionary, financials and materials. Growth outperformed value across all market-cap segments. Optimism remains for the vaccine rollout, election implications and continued monetary and fiscal stimulus. However, absolute valuations and the ability of the economy and corporate earnings to recover likely will be key considerations in 2021.

PERFORMANCE DISCUSSION

In the index, the financial sector was one of the biggest overall laggards of 2020, but benefited toward period end from a steepening of the yield curve as well as from positive sentiment that the COVID-19 vaccine may lead to a quick economic recovery and fewer credit losses. The Fund’s stock selection in the sector was additive, with financial services companies Discover and Charles Schwab as well as diversified bank holding company Fifth Third Bancorp among the largest individual contributors to relative performance. Our overweight position also contributed, particularly in banks. We have continued to favor banks as they are well capitalized and trading at attractive valuations.

The Fund’s stock selection and overweight in materials aided relative returns, as did our stock selection and underweight in health care. Energy was the worst-performing sector in the index over the period, and our underweight was additive. Conversely, our underweight in consumer discretionary hurt relative performance as the sector was one of the top performers in the index, but our stock selection was positive. Stock selection in real estate also was additive on a relative basis.

At the sector level, the Fund’s stock selection and overweight in utilities was the largest detractor from relative performance over the period. Midwestern-based utility Evergy was the top individual detractor after deciding in the third quarter not to sell itself following rumors of several bidders. Selection in communication services and technology was detrimental on a relative basis, as was an underweight in communication services and overweight in technology. Media conglomerate Fox and software provider Citrix Systems were among the largest individual detractors to relative performance during the period.

OUTLOOK

It is difficult to imagine a repeat of 2020, but equity markets at all-time highs belie the fact that damage has been done to the economy and the healing process will take time. We see reasons to be optimistic but also are cautious given the recovery over the past nine months. In addition, we are hopeful that value will show improvement and believe higher-quality stocks provide an opportunity for investors given their meaningful lag versus lower-quality stocks.

2020 saw unprecedented stimulus by governments and central banks globally, and while the amount could slow meaningfully, it is our belief that stimulus will not go away. In the U.S., stimulus programs that showered the markets with liquidity allowed even consumers who were

Janus Investment Fund	1

Janus Henderson Large Cap Value Fund (unaudited)

temporarily unemployed to have greater discretionary income than if they had been working. Undoubtedly, these coordinated efforts helped to boost the prices of risk assets around the world. Even though the U.S. ran a $3.3 trillion budget deficit in 2020, we believe the will to spend more at the fiscal level likely will continue, thus providing a further tailwind for markets. For years, central banks have been hungry for inflation and this wish might be granted in 2021. Euphoria and unabashed bullishness have been on display in equities since the March lows, from a plethora of initial public offerings (IPOs) with questionable business models and frothy valuations to the proliferation of free trading, creating an “everything rally” in 2020 that seemed to position everyone to win.

We believe earnings growth in 2021 is likely to be strong, coming off one of the biggest declines in history. This growth could be most pronounced in areas such as cyclicals and banks – sectors that sustained some of the biggest pandemic earnings hits and where we believe the Fund should benefit given our material exposure there. At least for the coming year, we believe the value segment is well positioned. We remain convinced that over the long term, investing in companies with strong balance sheets, durable franchises and other quality attributes will again become important contributors to outperformance.

Thank you for your investment with us in the Janus Henderson Large Cap Value Fund.

1 Standard Deviation measures historical volatility. Higher standard deviation implies greater volatility.

2 Beta measures the volatility of a security or portfolio relative to an index. Less than one means lower volatility than the index; more than one means greater volatility.

3 Capture Ratio measures the percentage of index (market) performance an investment "captured" during periods when the index achieved gains (up capture) or declined (down capture). A capture ratio of 100% means investment performance went up or down exactly the same amount as the index.

2	DECEMBER 31, 2020

Janus Henderson Large Cap Value Fund (unaudited)

Fund At A Glance

December 31, 2020

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
Discover Financial Services	1.64%	0.79%	Evergy Inc	2.88%	-0.87%
Charles Schwab Corp	2.24%	0.63%	Alliant Energy Corp	1.99%	-0.43%
United Parcel Service Inc	1.55%	0.48%	Citrix Systems Inc	1.07%	-0.36%
Nutrien Ltd	1.53%	0.46%	Entergy Corp	2.33%	-0.34%
Fifth Third Bancorp	1.76%	0.40%	Fox Corp - Class B	2.08%	-0.34%

	5 Top Contributors - Sectors*
		Relative	Fund	Russell 1000 Value Index
		Contribution	Average Weight	Average Weight
	Financials	1.53%	26.60%	18.63%
	Materials	0.98%	6.60%	4.72%
	Health Care	0.39%	13.20%	14.01%
	Real Estate	0.37%	6.66%	4.57%
	Consumer Staples	0.19%	5.20%	8.13%

	5 Top Detractors - Sectors*
		Relative	Fund	Russell 1000 Value Index
		Contribution	Average Weight	Average Weight
	Utilities	-1.17%	7.55%	5.90%
	Communication Services	-0.75%	5.15%	9.49%
	Industrials	-0.61%	9.06%	13.06%
	Other**	-0.60%	2.71%	0.00%
	Information Technology	-0.39%	12.17%	9.59%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Henderson Large Cap Value Fund (unaudited)

Fund At A Glance

December 31, 2020

5 Largest Equity Holdings - (% of Net Assets)
Berkshire Hathaway Inc
Diversified Financial Services	3.2%
US Bancorp
Banks	2.8%
DuPont de Nemours Inc
Chemicals	2.7%
Evergy Inc
Electric Utilities	2.6%
Raytheon Technologies Corp
Aerospace & Defense	2.5%
13.8%

Asset Allocation - (% of Net Assets)
Common Stocks	97.4%
Repurchase Agreements	2.5%
Other	0.1%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of December 31, 2020	As of June 30, 2020

4	DECEMBER 31, 2020

Janus Henderson Large Cap Value Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended December 31, 2020						Expense Ratios
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV	22.18%	0.79%	8.21%	8.49%	10.05%	1.23%	0.98%
Class A Shares at MOP	15.13%	-5.00%	6.93%	7.85%	9.51%
Class C Shares at NAV	21.68%	0.07%	7.48%	7.77%	9.30%	2.17%	1.73%
Class C Shares at CDSC	20.68%	-0.88%	7.48%	7.77%	9.30%
Class D Shares	22.22%	0.98%	8.43%	8.70%	10.14%	0.96%	0.78%
Class I Shares	22.35%	1.05%	8.49%	8.79%	10.35%	0.90%	0.74%
Class N Shares	22.39%	1.18%	8.58%	8.86%	10.41%	0.79%	0.64%
Class S Shares	22.37%	1.03%	8.29%	8.49%	10.01%	2.15%	1.14%
Class T Shares	22.24%	0.96%	8.34%	8.61%	10.11%	1.15%	0.89%
Russell 1000 Value Index	22.75%	2.80%	9.74%	10.50%	11.65%
Morningstar Quartile - Class I Shares	-	3rd	3rd	4th	4th
Morningstar Ranking - based on total returns for Large Value Funds	-	795/1,214	780/1,110	741/952	709/920

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to for at least a one-year period commencing on October 28, 2020.

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk

Janus Investment Fund	5

Janus Henderson Large Cap Value Fund (unaudited)

Performance

securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares commenced operations on July 6, 2009, after the reorganization of each class of the predecessor fund into corresponding shares of the Fund. Performance shown for each class for periods prior to July 6, 2009, reflects the historical performance of each corresponding class of the predecessor fund prior to the reorganization, calculated using the fees and expenses of the corresponding class of the predecessor fund respectively, net of any applicable fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for the periods July 6, 2009 to February 16, 2010, reflects the performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class D Shares, without the effect of any fee and expense limitations or waivers. Performance shown for the periods prior to July 6, 2009, reflects the historical performance of the predecessor fund’s Class I Shares prior to the reorganization of Class I Shares of the predecessor fund into Class I Shares of the Fund, calculated using the fees and expenses of Class D Shares, without the effect of any fee and expense limitations or waivers.

Class N Shares of the Fund commenced operations on May 31, 2012. Performance shown for periods prior to May 31, 2012, reflects the historical performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class I Shares, net of any applicable fee and expense limitations or waivers.

Class T Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the historical performance of the predecessor fund’s Class I Shares, calculated using the fees and expenses of Class T Shares, without the effect of any fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2020 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The predecessor Fund’s inception date – December 31, 2008

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

6	DECEMBER 31, 2020

Janus Henderson Large Cap Value Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/20)	Ending Account Value (12/31/20)	Expenses Paid During Period (7/1/20 - 12/31/20)†	Beginning Account Value (7/1/20)	Ending Account Value (12/31/20)	Expenses Paid During Period (7/1/20 - 12/31/20)†	Net Annualized Expense Ratio (7/1/20 - 12/31/20)
Class A Shares	$1,000.00	$1,221.80	$4.87	$1,000.00	$1,020.82	$4.43	0.87%
Class C Shares	$1,000.00	$1,216.80	$9.00	$1,000.00	$1,017.09	$8.19	1.61%
Class D Shares	$1,000.00	$1,222.20	$3.75	$1,000.00	$1,021.83	$3.41	0.67%
Class I Shares	$1,000.00	$1,223.50	$3.36	$1,000.00	$1,022.18	$3.06	0.60%
Class N Shares	$1,000.00	$1,223.90	$3.03	$1,000.00	$1,022.48	$2.75	0.54%
Class S Shares	$1,000.00	$1,223.70	$2.91	$1,000.00	$1,022.58	$2.65	0.52%
Class T Shares	$1,000.00	$1,222.40	$4.26	$1,000.00	$1,021.37	$3.87	0.76%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Henderson Large Cap Value Fund

Schedule of Investments (unaudited)

December 31, 2020

Shares or Principal Amounts		Value
Common Stocks– 97.4%
Aerospace & Defense – 2.5%
Raytheon Technologies Corp	33,305	$2,381,640
Air Freight & Logistics – 1.2%
United Parcel Service Inc	7,049	1,187,052
Auto Components – 0.9%
Aptiv PLC	6,920	901,607
Banks – 13.5%
Citigroup Inc	34,920	2,153,167
Fifth Third Bancorp	72,107	1,987,990
M&T Bank Corp	15,374	1,957,110
PNC Financial Services Group Inc	14,281	2,127,869
Truist Financial Corp	41,817	2,004,289
US Bancorp	56,712	2,642,212
		12,872,637
Beverages – 0.9%
PepsiCo Inc	5,552	823,362
Biotechnology – 0.6%
Gilead Sciences Inc	10,479	610,506
Capital Markets – 2.2%
Charles Schwab Corp	40,008	2,122,024
Chemicals – 5.8%
Corteva Inc	50,480	1,954,586
DuPont de Nemours Inc	36,003	2,560,173
Nutrien Ltd	21,637	1,042,038
		5,556,797
Commercial Services & Supplies – 1.9%
Republic Services Inc	19,286	1,857,242
Communications Equipment – 4.2%
Cisco Systems Inc	46,202	2,067,539
F5 Networks Inc*	8,097	1,424,586
Motorola Solutions Inc	2,900	493,174
		3,985,299
Construction Materials – 0.9%
Martin Marietta Materials Inc	2,853	810,166
Consumer Finance – 2.0%
Discover Financial Services	20,607	1,865,552
Diversified Financial Services – 3.2%
Berkshire Hathaway Inc*	13,149	3,048,859
Electric Utilities – 6.8%
Alliant Energy Corp	37,496	1,932,169
Entergy Corp	20,241	2,020,861
Evergy Inc	45,531	2,527,426
		6,480,456
Entertainment – 1.3%
Electronic Arts Inc	8,496	1,220,026
Equity Real Estate Investment Trusts (REITs) – 6.7%
Camden Property Trust	9,649	964,128
Equity LifeStyle Properties Inc	20,527	1,300,591
Equity Residential	20,852	1,236,107
Public Storage	6,928	1,599,883
Weyerhaeuser Co	37,824	1,268,239
		6,368,948
Food & Staples Retailing – 0.7%
Walgreens Boots Alliance Inc	15,537	619,616
Food Products – 2.4%
JM Smucker Co	9,613	1,111,263
Tyson Foods Inc	17,843	1,149,803
		2,261,066
Health Care Equipment & Supplies – 2.3%
Medtronic PLC	18,516	2,168,964

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	DECEMBER 31, 2020

Janus Henderson Large Cap Value Fund

Schedule of Investments (unaudited)

December 31, 2020

Shares or Principal Amounts		Value
Common Stocks– (continued)
Health Care Providers & Services – 2.3%
Laboratory Corp of America Holdings*	10,558	$2,149,081
Health Care Technology – 1.1%
Cerner Corp	13,929	1,093,148
Household Products – 0.6%
Procter & Gamble Co	4,244	590,510
Industrial Conglomerates – 2.1%
Honeywell International Inc	9,324	1,983,215
Information Technology Services – 0.9%
Global Payments Inc	3,802	819,027
Insurance – 7.2%
American International Group Inc	45,110	1,707,865
Chubb Ltd	15,059	2,317,881
Hartford Financial Services Group Inc	43,651	2,138,026
RenaissanceRe Holdings Ltd	4,532	751,496
		6,915,268
Life Sciences Tools & Services – 0.7%
Agilent Technologies Inc	5,904	699,565
Media – 4.3%
Comcast Corp	42,602	2,232,345
Fox Corp - Class B	63,923	1,846,096
		4,078,441
Oil, Gas & Consumable Fuels – 3.4%
Chevron Corp	14,415	1,217,347
ConocoPhillips	27,396	1,095,566
Marathon Petroleum Corp	23,585	975,476
		3,288,389
Pharmaceuticals – 4.8%
Johnson & Johnson	14,779	2,325,919
Merck & Co Inc	10,906	892,111
Pfizer Inc	37,450	1,378,534
		4,596,564
Road & Rail – 0.9%
Union Pacific Corp	4,247	884,310
Semiconductor & Semiconductor Equipment – 2.6%
Intel Corp	28,281	1,408,959
Maxim Integrated Products Inc	12,354	1,095,182
		2,504,141
Software – 4.6%
Check Point Software Technologies Ltd*	8,078	1,073,647
Citrix Systems Inc	9,552	1,242,715
Oracle Corp	32,810	2,122,479
		4,438,841
Specialty Retail – 1.9%
AutoZone Inc*	1,028	1,218,632
Ross Stores Inc	5,058	621,173
		1,839,805
Total Common Stocks (cost $77,229,113)		93,022,124
Repurchase Agreements– 2.5%
ING Financial Markets LLC, Joint repurchase agreement, 0.0400%, dated 12/31/20, maturing 1/4/21 to be repurchased at $2,400,011 collateralized by $2,291,217 in U.S. Treasuries 0.1250% - 5.5000%, 6/30/22 - 8/15/50 with a value of $2,448,013((cost $2,400,000)	$2,400,000	2,400,000
Total Investments (total cost $79,629,113) – 99.9%		95,422,124
Cash, Receivables and Other Assets, net of Liabilities – 0.1%		130,488
Net Assets – 100%		$95,552,612

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Large Cap Value Fund

Schedule of Investments (unaudited)

December 31, 2020

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$93,306,439	97.8%
Israel	1,073,647	1.1
Canada	1,042,038	1.1

Total	$95,422,124	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	DECEMBER 31, 2020

Janus Henderson Large Cap Value Fund

Notes to Schedule of Investments and Other Information (unaudited)

Russell 1000® Value Index	Russell 1000® Value Index reflects the performance of U.S. large-cap equities with lower price-to-book ratios and lower expected growth values.

LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2020. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$93,022,124	$-	$-
Repurchase Agreements	-	2,400,000	-
Total Assets	$93,022,124	$2,400,000	$-

Janus Investment Fund	11

Janus Henderson Large Cap Value Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2020

See footnotes at the end of the Statement.

Assets:
Investments, at value(1)	$93,022,124
Repurchase agreements, at value(2)	2,400,000
Cash	46,566
Non-interested Trustees' deferred compensation	2,201
Receivables:
Investments sold	142,567
Dividends	135,128
Foreign tax reclaims	24,115
Fund shares sold	15,651
Interest	3
Other assets	813
Total Assets	95,789,168
Liabilities:
Payables:	—
Fund shares repurchased	110,038
Registration fees	34,935
Professional fees	31,538
Advisory fees	22,539
Non-affiliated fund administration fees payable	18,705
Transfer agent fees and expenses	8,728
Non-interested Trustees' deferred compensation fees	2,201
12b-1 Distribution and shareholder servicing fees	1,494
Custodian fees	299
Affiliated fund administration fees payable	220
Non-interested Trustees' fees and expenses	113
Accrued expenses and other payables	5,746
Total Liabilities	236,556
Net Assets	$95,552,612

See Notes to Financial Statements.

12	DECEMBER 31, 2020

Janus Henderson Large Cap Value Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2020

Net Assets Consist of:
Capital (par value and paid-in surplus)	$78,916,143
Total distributable earnings (loss)	16,636,469
Total Net Assets	$95,552,612
Net Assets - Class A Shares	$2,121,668
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	153,828
Net Asset Value Per Share(3)	$13.79
Maximum Offering Price Per Share(4)	$14.63
Net Assets - Class C Shares	$992,702
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	73,462
Net Asset Value Per Share(3)	$13.51
Net Assets - Class D Shares	$46,141,016
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,392,375
Net Asset Value Per Share	$13.60
Net Assets - Class I Shares	$5,719,160
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	417,473
Net Asset Value Per Share	$13.70
Net Assets - Class N Shares	$37,557,618
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,751,053
Net Asset Value Per Share	$13.65
Net Assets - Class S Shares	$379,315
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	27,410
Net Asset Value Per Share	$13.84
Net Assets - Class T Shares	$2,641,133
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	194,393
Net Asset Value Per Share	$13.59

(1) Includes cost of $77,229,113.

(2) Includes cost of repurchase agreements of $2,400,000.

(3) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(4) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Large Cap Value Fund

Statement of Operations (unaudited)

For the period ended December 31, 2020

Investment Income:
Dividends	$1,132,195
Interest	542
Other income	8
Foreign tax withheld	(4,711)
Total Investment Income	1,128,034
Expenses:
Advisory fees	206,663
12b-1 Distribution and shareholder servicing fees:
Class A Shares	2,924
Class C Shares	4,431
Class S Shares	—
Transfer agent administrative fees and expenses:
Class D Shares	24,520
Class S Shares	433
Class T Shares	3,197
Transfer agent networking and omnibus fees:
Class A Shares	932
Class C Shares	304
Class I Shares	2,238
Other transfer agent fees and expenses:
Class A Shares	86
Class C Shares	31
Class D Shares	5,087
Class I Shares	144
Class N Shares	509
Class S Shares	5
Class T Shares	32
Registration fees	66,257
Non-affiliated fund administration fees	33,195
Professional fees	23,860
Shareholder reports expense	7,595
Affiliated fund administration fees	1,117
Non-interested Trustees’ fees and expenses	737
Custodian fees	708
Other expenses	1,505
Total Expenses	386,510
Less: Excess Expense Reimbursement and Waivers	(108,941)
Net Expenses	277,569
Net Investment Income/(Loss)	850,465
Net Realized Gain/(Loss) on Investments:
Investments	2,212,653
Total Net Realized Gain/(Loss) on Investments	2,212,653
Change in Unrealized Net Appreciation/Depreciation:
Investments and non-interested Trustees’ deferred compensation	14,620,886
Total Change in Unrealized Net Appreciation/Depreciation	14,620,886
Net Increase/(Decrease) in Net Assets Resulting from Operations	$17,684,004

See Notes to Financial Statements.

14	DECEMBER 31, 2020

Janus Henderson Large Cap Value Fund

Statements of Changes in Net Assets

	Period ended December 31, 2020 (unaudited)	Year ended June 30, 2020

Operations:
Net investment income/(loss)	$850,465	$1,645,954
Net realized gain/(loss) on investments	2,212,653	4,055,768
Change in unrealized net appreciation/depreciation	14,620,886	(16,086,830)
Net Increase/(Decrease) in Net Assets Resulting from Operations	17,684,004	(10,385,108)
Dividends and Distributions to Shareholders:
Class A Shares	(113,614)	(111,630)
Class C Shares	(47,373)	(36,204)
Class D Shares	(2,553,826)	(1,730,566)
Class I Shares	(326,293)	(741,715)
Class N Shares	(2,109,500)	(1,708,192)
Class S Shares	(20,823)	(14,380)
Class T Shares	(144,236)	(108,072)
Net Decrease from Dividends and Distributions to Shareholders	(5,315,665)	(4,450,759)
Capital Share Transactions:
Class A Shares	(572,241)	216,280
Class C Shares	8,146	(45,012)
Class D Shares	1,461,092	2,166,516
Class I Shares	(2,375,273)	(2,517,845)
Class N Shares	1,474,208	(1,613,995)
Class S Shares	17,619	1,627
Class T Shares	(65,679)	(263,879)
Net Increase/(Decrease) from Capital Share Transactions	(52,128)	(2,056,308)
Net Increase/(Decrease) in Net Assets	12,316,211	(16,892,175)
Net Assets:
Beginning of period	83,236,401	100,128,576
End of period	$95,552,612	$83,236,401

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Large Cap Value Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended December 31, 2020 (unaudited) and the year ended June 30	2020	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$11.92	$13.94	$15.56	$16.45	$15.67	$16.16
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.11	0.19	0.22	0.19	0.20	0.22
Net realized and unrealized gain/(loss)	2.52	(1.67)	0.50	1.03	1.91	0.09
Total from Investment Operations	2.63	(1.48)	0.72	1.22	2.11	0.31
Less Dividends and Distributions:
Dividends (from net investment income)	(0.19)	(0.14)	(0.24)	(0.06)	(0.24)	(0.21)
Distributions (from capital gains)	(0.57)	(0.40)	(2.10)	(2.05)	(1.09)	(0.59)
Total Dividends and Distributions	(0.76)	(0.54)	(2.34)	(2.11)	(1.33)	(0.80)
Net Asset Value, End of Period	$13.79	$11.92	$13.94	$15.56	$16.45	$15.67
Total Return*	22.18%	(11.26)%	7.30%	7.37%	13.96%	2.16%
Net Assets, End of Period (in thousands)	$2,122	$2,385	$2,600	$1,645	$3,057	$3,823
Average Net Assets for the Period (in thousands)	$2,286	$2,669	$1,833	$1,958	$3,405	$3,491
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.21%	1.23%	1.21%	1.00%	0.97%	0.96%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.87%	0.97%	0.89%	0.93%	0.97%	0.93%
Ratio of Net Investment Income/(Loss)	1.69%	1.44%	1.57%	1.14%	1.23%	1.40%
Portfolio Turnover Rate	22%	49%	35%	33%	43%	39%

Class C Shares
For a share outstanding during the period ended December 31, 2020 (unaudited) and the year ended June 30	2020	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$11.67	$13.67	$15.25	$16.21	$15.43	$15.99
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.06	0.10	0.13	0.08	0.09	0.09
Net realized and unrealized gain/(loss)	2.45	(1.65)	0.49	1.01	1.89	0.09
Total from Investment Operations	2.51	(1.55)	0.62	1.09	1.98	0.18
Less Dividends and Distributions:
Dividends (from net investment income)	(0.10)	(0.05)	(0.10)	—(2)	(0.11)	(0.15)
Distributions (from capital gains)	(0.57)	(0.40)	(2.10)	(2.05)	(1.09)	(0.59)
Total Dividends and Distributions	(0.67)	(0.45)	(2.20)	(2.05)	(1.20)	(0.74)
Net Asset Value, End of Period	$13.51	$11.67	$13.67	$15.25	$16.21	$15.43
Total Return*	21.68%	(11.87)%	6.65%	6.68%	13.21%	1.33%
Net Assets, End of Period (in thousands)	$993	$859	$1,074	$1,389	$1,911	$2,089
Average Net Assets for the Period (in thousands)	$874	$1,012	$1,193	$1,692	$1,986	$2,395
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.17%	2.11%	1.92%	1.69%	1.62%	1.72%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.61%	1.67%	1.52%	1.61%	1.62%	1.70%
Ratio of Net Investment Income/(Loss)	0.95%	0.74%	0.93%	0.49%	0.58%	0.61%
Portfolio Turnover Rate	22%	49%	35%	33%	43%	39%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

16	DECEMBER 31, 2020

Janus Henderson Large Cap Value Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended December 31, 2020 (unaudited) and the year ended June 30	2020	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$11.79	$13.78	$15.39	$16.37	$15.58	$16.08
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.12	0.21	0.25	0.22	0.23	0.24
Net realized and unrealized gain/(loss)	2.48	(1.64)	0.49	1.02	1.92	0.09
Total from Investment Operations	2.60	(1.43)	0.74	1.24	2.15	0.33
Less Dividends and Distributions:
Dividends (from net investment income)	(0.22)	(0.16)	(0.25)	(0.17)	(0.27)	(0.24)
Distributions (from capital gains)	(0.57)	(0.40)	(2.10)	(2.05)	(1.09)	(0.59)
Total Dividends and Distributions	(0.79)	(0.56)	(2.35)	(2.22)	(1.36)	(0.83)
Net Asset Value, End of Period	$13.60	$11.79	$13.78	$15.39	$16.37	$15.58
Total Return*	22.22%	(11.04)%	7.56%	7.54%	14.29%	2.32%
Net Assets, End of Period (in thousands)	$46,141	$38,855	$42,916	$49,859	$48,829	$36,422
Average Net Assets for the Period (in thousands)	$41,124	$41,718	$43,903	$50,507	$43,947	$36,265
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.92%	0.96%	0.86%	0.78%	0.78%	0.81%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.67%	0.78%	0.68%	0.73%	0.75%	0.75%
Ratio of Net Investment Income/(Loss)	1.90%	1.62%	1.76%	1.40%	1.43%	1.58%
Portfolio Turnover Rate	22%	49%	35%	33%	43%	39%

Class I Shares
For a share outstanding during the period ended December 31, 2020 (unaudited) and the year ended June 30	2020	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$11.86	$13.87	$15.47	$16.44	$15.64	$16.14
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.13	0.22	0.26	0.23	0.24	0.25
Net realized and unrealized gain/(loss)	2.50	(1.66)	0.49	1.02	1.92	0.08
Total from Investment Operations	2.63	(1.44)	0.75	1.25	2.16	0.33
Less Dividends and Distributions:
Dividends (from net investment income)	(0.22)	(0.17)	(0.25)	(0.17)	(0.27)	(0.24)
Distributions (from capital gains)	(0.57)	(0.40)	(2.10)	(2.05)	(1.09)	(0.59)
Total Dividends and Distributions	(0.79)	(0.57)	(2.35)	(2.22)	(1.36)	(0.83)
Net Asset Value, End of Period	$13.70	$11.86	$13.87	$15.47	$16.44	$15.64
Total Return*	22.35%	(11.06)%	7.62%	7.60%	14.31%	2.34%
Net Assets, End of Period (in thousands)	$5,719	$7,088	$11,314	$18,433	$38,210	$39,119
Average Net Assets for the Period (in thousands)	$6,707	$12,005	$14,844	$33,368	$37,841	$38,044
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.85%	0.90%	0.78%	0.72%	0.71%	0.73%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.60%	0.73%	0.61%	0.69%	0.70%	0.70%
Ratio of Net Investment Income/(Loss)	1.94%	1.67%	1.82%	1.40%	1.49%	1.62%
Portfolio Turnover Rate	22%	49%	35%	33%	43%	39%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Large Cap Value Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended December 31, 2020 (unaudited) and the year ended June 30	2020	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$11.83	$13.83	$15.45	$16.42	$15.63	$16.13
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.13	0.23	0.27	0.25	0.27	0.26
Net realized and unrealized gain/(loss)	2.50	(1.65)	0.48	1.02	1.90	0.09
Total from Investment Operations	2.63	(1.42)	0.75	1.27	2.17	0.35
Less Dividends and Distributions:
Dividends (from net investment income)	(0.24)	(0.18)	(0.27)	(0.19)	(0.29)	(0.26)
Distributions (from capital gains)	(0.57)	(0.40)	(2.10)	(2.05)	(1.09)	(0.59)
Total Dividends and Distributions	(0.81)	(0.58)	(2.37)	(2.24)	(1.38)	(0.85)
Net Asset Value, End of Period	$13.65	$11.83	$13.83	$15.45	$16.42	$15.63
Total Return*	22.39%	(10.95)%	7.67%	7.70%	14.38%	2.48%
Net Assets, End of Period (in thousands)	$37,558	$31,393	$38,855	$39,798	$43,072	$72,618
Average Net Assets for the Period (in thousands)	$33,271	$38,277	$38,745	$41,382	$64,366	$73,467
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.75%	0.79%	0.69%	0.62%	0.61%	0.63%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.54%	0.64%	0.53%	0.59%	0.61%	0.61%
Ratio of Net Investment Income/(Loss)	2.04%	1.77%	1.92%	1.53%	1.67%	1.71%
Portfolio Turnover Rate	22%	49%	35%	33%	43%	39%

Class S Shares
For a share outstanding during the period ended December 31, 2020 (unaudited) and the year ended June 30	2020	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$11.98	$14.01	$15.63	$16.59	$15.78	$16.26
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.13	0.20	0.24	0.19	0.19	0.24
Net realized and unrealized gain/(loss)	2.53	(1.67)	0.49	1.04	1.94	0.08
Total from Investment Operations	2.66	(1.47)	0.73	1.23	2.13	0.32
Less Dividends and Distributions:
Dividends (from net investment income)	(0.23)	(0.16)	(0.25)	(0.14)	(0.23)	(0.21)
Distributions (from capital gains)	(0.57)	(0.40)	(2.10)	(2.05)	(1.09)	(0.59)
Total Dividends and Distributions	(0.80)	(0.56)	(2.35)	(2.19)	(1.32)	(0.80)
Net Asset Value, End of Period	$13.84	$11.98	$14.01	$15.63	$16.59	$15.78
Total Return*	22.37%	(11.15)%	7.39%	7.36%	13.96%	2.26%
Net Assets, End of Period (in thousands)	$379	$313	$365	$347	$306	$260
Average Net Assets for the Period (in thousands)	$337	$348	$349	$336	$281	$252
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.81%	1.99%	1.87%	1.34%	1.12%	1.14%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.52%	0.88%	0.76%	0.97%	0.99%	0.81%
Ratio of Net Investment Income/(Loss)	2.06%	1.52%	1.69%	1.16%	1.20%	1.51%
Portfolio Turnover Rate	22%	49%	35%	33%	43%	39%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

18	DECEMBER 31, 2020

Janus Henderson Large Cap Value Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended December 31, 2020 (unaudited) and the year ended June 30	2020	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$11.77	$13.76	$15.36	$16.34	$15.56	$16.05
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.12	0.20	0.22	0.21	0.22	0.23
Net realized and unrealized gain/(loss)	2.48	(1.64)	0.50	1.01	1.90	0.09
Total from Investment Operations	2.60	(1.44)	0.72	1.22	2.12	0.32
Less Dividends and Distributions:
Dividends (from net investment income)	(0.21)	(0.15)	(0.22)	(0.15)	(0.25)	(0.22)
Distributions (from capital gains)	(0.57)	(0.40)	(2.10)	(2.05)	(1.09)	(0.59)
Total Dividends and Distributions	(0.78)	(0.55)	(2.32)	(2.20)	(1.34)	(0.81)
Net Asset Value, End of Period	$13.59	$11.77	$13.76	$15.36	$16.34	$15.56
Total Return*	22.24%	(11.12)%	7.42%	7.45%	14.14%	2.28%
Net Assets, End of Period (in thousands)	$2,641	$2,343	$3,004	$4,918	$4,549	$5,691
Average Net Assets for the Period (in thousands)	$2,493	$2,736	$3,437	$4,793	$4,869	$3,962
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.12%	1.15%	1.02%	0.88%	0.86%	0.89%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.76%	0.87%	0.77%	0.81%	0.85%	0.83%
Ratio of Net Investment Income/(Loss)	1.80%	1.53%	1.55%	1.32%	1.35%	1.51%
Portfolio Turnover Rate	22%	49%	35%	33%	43%	39%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Large Cap Value Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Large Cap Value Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 45 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds currently implement an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

It is expected that the conversion of Class C Shares to Class A Shares will not result in a taxable event. Please consult your tax adviser for further information.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

20	DECEMBER 31, 2020

Janus Henderson Large Cap Value Fund

Notes to Financial Statements (unaudited)

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with United States of America generally accepted accounting principles ("US GAAP").

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets

Janus Investment Fund	21

Janus Henderson Large Cap Value Fund

Notes to Financial Statements (unaudited)

and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2020 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the

22	DECEMBER 31, 2020

Janus Henderson Large Cap Value Fund

Notes to Financial Statements (unaudited)

Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

In the aftermath of the 2007-2008 financial crisis, the financial sector experienced reduced liquidity in credit and other fixed-income markets, and an unusually high degree of volatility, both domestically and internationally. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took a number of unprecedented steps designed to support the financial markets. For example, the enactment of the Dodd-Frank Act in 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. More recently, in response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record-low levels. Extremely low or negative interest rates may become more prevalent or may not work as intended. As there is little precedent for this situation, the impact on various markets that interest rate or other significant policy changes may have is unknown. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including Janus Capital or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital,

Janus Investment Fund	23

Janus Henderson Large Cap Value Fund

Notes to Financial Statements (unaudited)

and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU, commonly known as “Brexit,” which immediately led to significant market volatility around the world, as well as political, economic and legal uncertainty. The United Kingdom formally left the EU on January 31, 2020 and entered into an eleven-month transition period, which expired on December 31, 2020. The negative impact on not only the United Kingdom and European economies could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on the United Kingdom and/or Europe for their business activities and revenues. Any further exits from the EU, or an increase in the belief that such exits are likely or possible, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

ING Financial Markets LLC	$2,400,000	$—	$(2,400,000)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

All repurchase agreements are transacted under legally enforceable master repurchase agreements that give the Fund, in the event of default by the counterparty, the right to liquidate securities held and to offset receivables and payables with the counterparty. For financial reporting purposes, the Fund does not offset financial instruments' payables and

24	DECEMBER 31, 2020

Janus Henderson Large Cap Value Fund

Notes to Financial Statements (unaudited)

receivables and related collateral on the Statement of Assets and Liabilities. Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Repurchase Agreements

The Fund and other funds advised by Janus Capital or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s "base" fee rate prior to any performance adjustment (expressed as an annual rate) is 0.64%.

The investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark index. The Fund's benchmark index used in the calculation is the Russell 1000® Value Index.

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets based on the Fund’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period or shorter time period, as applicable. The investment performance of the Fund’s Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. No Performance Adjustment is applied unless the difference between the Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period.

The Fund’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the period ended December 31, 2020, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.47%.

Perkins Investment Management LLC (“Perkins”) serves as subadviser to the Fund. Perkins (together with its predecessors), has been in the investment management business since 1984 and provides day-to-day management of the Fund’s portfolio operations subject to the general oversight of Janus Capital. Janus Capital owns 100% of Perkins.

Janus Investment Fund	25

Janus Henderson Large Cap Value Fund

Notes to Financial Statements (unaudited)

Janus Capital pays Perkins a subadvisory fee equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (calculated after any applicable performance fee adjustment, fee waivers, and expense reimbursements). The subadvisory fee paid by Janus Capital to Perkins adjusts up or down based on the Fund’s performance relative to the Fund’s benchmark index over the performance measurement period.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding any performance adjustments to management fees, the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.70% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers for at least a one-year period commencing October 28, 2020. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund pays an annual administrative services fee based on the average daily net assets of Class D Shares for shareholder services provided by Janus Services, as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

The Fund’s actual Class D administrative fee rate was 0.12% for the reporting period.

Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

26	DECEMBER 31, 2020

Janus Henderson Large Cap Value Fund

Notes to Financial Statements (unaudited)

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $166,938 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2020. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2020 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2020 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $251,025 were paid by the Trust to the Trustees under the Deferred Plan during the period ended December 31, 2020.

Janus Investment Fund	27

Janus Henderson Large Cap Value Fund

Notes to Financial Statements (unaudited)

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the period ended December 31, 2020, Janus Henderson Distributors retained upfront sales charges of $16.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the period ended December 31, 2020.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended December 31, 2020, redeeming shareholders of Class C Shares paid CDSCs of $58.

As of December 31, 2020, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	86	34
Class S Shares	98	-*
Class T Shares	-	-

* Less than 0.50%

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with US GAAP).

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2020 are noted below. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 79,692,174	$ 19,004,392	$ (3,274,442)	$ 15,729,950

28	DECEMBER 31, 2020

Janus Henderson Large Cap Value Fund

Notes to Financial Statements (unaudited)

5. Capital Share Transactions

	Period ended December 31, 2020		Year ended June 30, 2020
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	7,553	$ 95,927	42,124	$ 580,922
Reinvested dividends and distributions	6,867	92,848	6,733	96,822
Shares repurchased	(60,557)	(761,016)	(35,453)	(461,464)
Net Increase/(Decrease)	(46,137)	$ (572,241)	13,404	$ 216,280
Class C Shares:
Shares sold	5,540	$ 71,740	18,823	$ 252,628
Reinvested dividends and distributions	3,575	47,373	2,346	33,147
Shares repurchased	(9,217)	(110,967)	(26,189)	(330,787)
Net Increase/(Decrease)	(102)	$ 8,146	(5,020)	$ (45,012)
Class D Shares:
Shares sold	371,336	$ 4,845,031	944,384	$11,456,946
Reinvested dividends and distributions	182,615	2,434,255	116,024	1,647,543
Shares repurchased	(458,195)	(5,818,194)	(879,084)	(10,937,973)
Net Increase/(Decrease)	95,756	$ 1,461,092	181,324	$ 2,166,516
Class I Shares:
Shares sold	1,357	$ 17,433	543,098	$ 7,679,828
Reinvested dividends and distributions	24,296	326,293	51,896	741,594
Shares repurchased	(205,718)	(2,718,999)	(813,429)	(10,939,267)
Net Increase/(Decrease)	(180,065)	$(2,375,273)	(218,435)	$ (2,517,845)
Class N Shares:
Shares sold	119,914	$ 1,624,086	311,500	$ 4,295,268
Reinvested dividends and distributions	157,661	2,109,500	119,957	1,708,192
Shares repurchased	(179,275)	(2,259,378)	(588,169)	(7,617,455)
Net Increase/(Decrease)	98,300	$ 1,474,208	(156,712)	$ (1,613,995)
Class S Shares:
Shares sold	-	$ -	-	$ -
Reinvested dividends and distributions	1,534	20,823	995	14,380
Shares repurchased	(255)	(3,204)	(942)	(12,753)
Net Increase/(Decrease)	1,279	$ 17,619	53	$ 1,627
Class T Shares:
Shares sold	34,841	$ 431,221	83,403	$ 1,113,111
Reinvested dividends and distributions	10,829	144,236	7,621	108,072
Shares repurchased	(50,377)	(641,136)	(110,257)	(1,485,062)
Net Increase/(Decrease)	(4,707)	$ (65,679)	(19,233)	$ (263,879)

6. Purchases and Sales of Investment Securities

For the period ended December 31, 2020, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$18,374,705	$ 22,678,044	$ -	$ -

Janus Investment Fund	29

Janus Henderson Large Cap Value Fund

Notes to Financial Statements (unaudited)

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2020 and through the date of issuance of the Fund's financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements other than the following:

On February 10, 2021, the Trustees approved a plan to liquidate and terminate Janus Henderson Large Cap Value Fund effective on or about April 30, 2021 or at such other time as may be authorized by the Trustees.

30	DECEMBER 31, 2020

Janus Henderson Large Cap Value Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each Fund of Janus Investment Fund (together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreements for the Janus Henderson Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2020, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2021 through February 1, 2022, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus

Janus Investment Fund	31

Janus Henderson Large Cap Value Fund

Additional Information (unaudited)

Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital generally does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2020, approximately 75% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers, and for the 12 months ended September 30, 2020, approximately 62% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

32	DECEMBER 31, 2020

Janus Henderson Large Cap Value Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Developed World Bond Fund, the Trustees noted the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

Janus Investment Fund	33

Janus Henderson Large Cap Value Fund

Additional Information (unaudited)

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

34	DECEMBER 31, 2020

Janus Henderson Large Cap Value Fund

Additional Information (unaudited)

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance.

Janus Investment Fund	35

Janus Henderson Large Cap Value Fund

Additional Information (unaudited)

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory fees and any administration fees but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 10% under the average total expenses of the respective Broadridge Expense Group peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 9% under the average management fees for the respective Broadridge Expense Group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

36	DECEMBER 31, 2020

Janus Henderson Large Cap Value Fund

Additional Information (unaudited)

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to funds subadvised by Janus Capital and to the fees Janus Capital charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very distinct relative to retail funds; and (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; (4) 9 of 10 Janus Henderson Funds have lower management fees than similar funds subadvised by Janus Capital; and (5) 5 of 8 Janus Henderson Funds have lower management fees than similar separate accounts managed by Janus Capital.

The Trustees considered the fees for each Fund for its fiscal year ended in 2019, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Investment Fund	37

Janus Henderson Large Cap Value Fund

Additional Information (unaudited)

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

38	DECEMBER 31, 2020

Janus Henderson Large Cap Value Fund

Additional Information (unaudited)

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that, the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Venture Fund, the Trustees noted that, the Fund’s total expenses were below the peer group for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

Janus Investment Fund	39

Janus Henderson Large Cap Value Fund

Additional Information (unaudited)

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by Janus Capital were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital

40	DECEMBER 31, 2020

Janus Henderson Large Cap Value Fund

Additional Information (unaudited)

and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 73% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. They also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) as the assets of some of the Janus Henderson Funds have declined in the past few years, certain of those Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined; (3) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (4) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by Janus Capital and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their

Janus Investment Fund	41

Janus Henderson Large Cap Value Fund

Additional Information (unaudited)

relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

42	DECEMBER 31, 2020

Janus Henderson Large Cap Value Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2020. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

Janus Investment Fund	43

Janus Henderson Large Cap Value Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

44	DECEMBER 31, 2020

Janus Henderson Large Cap Value Fund

Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	45

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins and Intech are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors
125-24-93031 03-21

SEMIANNUAL REPORT December 31, 2020

Janus Henderson Mid Cap Value Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Mid Cap Value Fund

Janus Henderson Mid Cap Value Fund (unaudited)

FUND SNAPSHOT

As defensive value specialists, we look to invest in high-quality companies with strong management teams, stable balance sheets and durable competitive advantages that are trading at attractive valuations. We seek to achieve excess returns over full market cycles, with less risk than our benchmark and peers as measured by standard deviation, beta and down-market capture.

Kevin Preloger co-portfolio manager	Justin Tugman co-portfolio manager

PERFORMANCE

For the six-month period ended December 31, 2020, the Janus Henderson Mid Cap Value Fund’s Class I Shares returned 21.28%, underperforming its benchmark, the Russell Midcap® Value Index, which returned 28.14%.

INVESTMENT ENVIRONMENT

Positive returns continued in the six-month period, following the trend of late in the previous period, with many market indices ending at or near the year’s highs. The gains primarily were driven by positive COVID-19 vaccine developments, the U.S. presidential election results and the continuation of monetary and fiscal stimulus. While all 11 sectors posted positive returns during the period, the more cyclical parts of the market led returns, including materials, communication services, consumer discretionary and industrials. Growth outperformed value across all market-cap segments. Optimism remains for the vaccine rollout, election implications and continued monetary and fiscal stimulus. However, absolute valuations and the ability of the economy and corporate earnings to recover likely will be key considerations in 2021.

PERFORMANCE DISCUSSION

While all sectors in the portfolio posted positive returns for the period, our stock selection dragged on relative performance, particularly in materials, communication services, utilities and information technology.

Communication services was the Fund’s biggest detractor at the sector level. In utilities, energy company Evergy was the Fund’s largest individual detractor on a relative basis. Real estate, which had been an area of strength for us earlier in 2020, was a notable laggard for the portfolio. Our defensively oriented holdings in the sector did not perform as well those in the index, and our overweight weighed on relative returns. Equity LifeStyle Properties, the leading North American operator of manufactured home communities, RV resorts and campgrounds, was the second-largest detractor from relative performance. Equity Commonwealth, a real estate investment trust specializing in commercial office properties, also was among the top detractors. In financials, although our stock selection detracted relative to the index, our overweight was additive. During the period, banks benefited from a steepening of the yield curve as well as from positive sentiment that the vaccine will lead to a quick economic recovery and fewer credit losses. We continue to favor banks as they are well capitalized and trading at attractive valuations.

Energy was one of the worst-performing sectors in the index, and our underweight was beneficial to relative performance, as was our underweight in health care. The Fund’s stock selection in consumer staples and overweight in materials also were positive. As consumer discretionary posted one of the highest returns in the index, our underweight hurt relative performance, but stock selection was a bright spot for the portfolio over the period. American clothing company Levi Strauss & Co. outperformed as it continued to successfully sell products in the directtoconsumer channel. QVC's parent company Qurate Retail, Inc. also outperformed as it executed well in the pandemic environment and paid large special dividends. Another holding that contributed strongly on a relative basis was IAA, Inc., which facilitates the sale of total-loss, damaged and low-value vehicles for a range of sellers including insurance companies and dealerships, among others.

OUTLOOK

It is difficult to imagine a repeat of 2020, but equity markets at all-time highs belie the fact that damage has been done to the economy and the healing process will take time. We see reasons to be optimistic but also are cautious given the recovery over the past nine months. In addition, we are hopeful that value will

Janus Investment Fund	1

Janus Henderson Mid Cap Value Fund (unaudited)

show improvement and believe higher-quality stocks provide an opportunity for investors given their meaningful lag versus lower-quality stocks.

2020 saw unprecedented stimulus by governments and central banks globally, and while the amount could slow meaningfully, it is our belief that stimulus will not go away. In the U.S., stimulus programs that showered the markets with liquidity allowed even consumers who were temporarily unemployed to have greater discretionary income than if they had been working. Undoubtedly, these coordinated efforts helped to boost the prices of risk assets around the world. Even though the U.S. ran a $3.3 trillion budget deficit in 2020, we believe the will to spend more at the fiscal level likely will continue, thus providing a further tailwind for markets. For years, central banks have been hungry for inflation and this wish might be granted in 2021. Euphoria and unabashed bullishness have been on display in equities since the March lows, from a plethora of initial public offerings (IPOs) with questionable business models and frothy valuations to the proliferation of free trading, creating an “everything rally” in 2020 that seemed to position everyone to win.

We believe earnings growth in 2021 is likely to be strong, coming off one of the biggest declines in history. This growth could be most pronounced in areas such as cyclicals and banks – sectors that sustained some of the biggest pandemic earnings hits and where we believe the Fund should benefit given our material exposure there. At least for the coming year, we believe the value segment is well positioned. We remain convinced that over the long term, investing in companies with strong balance sheets, durable franchises and other quality attributes will again become important contributors to outperformance.

Thank you for your co-investment in the Mid Cap Value Fund.

2	DECEMBER 31, 2020

Janus Henderson Mid Cap Value Fund (unaudited)

Fund At A Glance

December 31, 2020

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
Discover Financial Services	1.42%	0.48%	Evergy Inc	2.44%	-0.84%
IAA Inc	1.24%	0.45%	Equity LifeStyle Properties Inc	3.10%	-0.80%
Levi Strauss & Co	1.44%	0.34%	RenaissanceRe Holdings Ltd	2.38%	-0.74%
Qurate Retail Inc	0.38%	0.34%	BWX Technologies Inc	3.21%	-0.71%
Citizens Financial Group Inc	2.20%	0.32%	Equity Commonwealth	1.78%	-0.64%

	5 Top Contributors - Sectors*
		Relative	Fund	Russell Midcap Value Index
		Contribution	Average Weight	Average Weight
	Energy	0.44%	0.80%	3.79%
	Consumer Staples	0.23%	4.45%	4.31%
	Health Care	0.20%	5.37%	7.81%
	Consumer Discretionary	-0.11%	5.08%	11.86%
	Financials	-0.56%	20.47%	15.11%

	5 Top Detractors - Sectors*
		Relative	Fund	Russell Midcap Value Index
		Contribution	Average Weight	Average Weight
	Communication Services	-1.23%	3.86%	3.96%
	Real Estate	-1.12%	12.75%	10.43%
	Utilities	-1.01%	9.02%	8.82%
	Materials	-0.92%	9.87%	7.07%
	Information Technology	-0.90%	11.64%	9.68%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Janus Investment Fund	3

Janus Henderson Mid Cap Value Fund (unaudited)

Fund At A Glance

December 31, 2020

5 Largest Equity Holdings - (% of Net Assets)
BWX Technologies Inc
Aerospace & Defense	3.2%
Globe Life Inc
Insurance	3.0%
Equity LifeStyle Properties Inc
Equity Real Estate Investment Trusts (REITs)	2.8%
Alliant Energy Corp
Electric Utilities	2.6%
Hartford Financial Services Group Inc
Insurance	2.6%
14.2%

Asset Allocation - (% of Net Assets)
Common Stocks	98.2%
Repurchase Agreements	1.5%
Other	0.3%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of December 31, 2020	As of June 30, 2020

4	DECEMBER 31, 2020

Janus Henderson Mid Cap Value Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended December 31, 2020						Expense Ratios
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡
Class A Shares at NAV	21.03%	-1.74%	8.27%	7.66%	10.50%	1.19%
Class A Shares at MOP	14.08%	-7.40%	6.99%	7.02%	10.21%
Class C Shares at NAV	20.60%	-2.36%	7.63%	6.97%	9.80%	1.89%
Class C Shares at CDSC	19.60%	-3.34%	7.63%	6.97%	9.80%
Class D Shares	21.28%	-1.35%	8.60%	7.98%	10.73%	0.89%
Class I Shares	21.28%	-1.32%	8.63%	8.00%	10.76%	0.85%
Class L Shares(1)	21.23%	-1.45%	8.70%	8.03%	10.84%	0.88%
Class N Shares	21.36%	-1.29%	8.76%	8.09%	10.78%	0.75%
Class R Shares	20.80%	-2.02%	7.94%	7.33%	10.17%	1.50%
Class S Shares	21.05%	-1.74%	8.22%	7.60%	10.42%	1.25%
Class T Shares	21.17%	-1.50%	8.49%	7.88%	10.68%	0.99%
Russell Midcap Value Index	28.14%	4.96%	9.73%	10.49%	9.37%
Morningstar Quartile - Class T Shares	-	4th	3rd	4th	1st
Morningstar Ranking - based on total returns for Mid-Cap Value Funds	-	344/419	221/392	259/321	19/136

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Class L Shares have a voluntarily agreed administrative fee waiver, which could be changed or terminated at any time.

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk

Janus Investment Fund	5

Janus Henderson Mid Cap Value Fund (unaudited)

Performance

securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class reflects the performance of the Fund’s Class J Shares (formerly named Investor Shares), from April 21, 2003 to July 6, 2009, calculated using the fees and expenses of the corresponding class, without the effect of any fee and expense limitations or waivers. For periods prior to April 21, 2003, the performance shown for each class reflects the historical performance of Berger Mid Cap Value Fund – Investor Shares (as a result of a prior reorganization of Berger Mid Cap Value Fund – Investor Shares into the Fund’s former Class J Shares), calculated using the fees and expenses of the corresponding class respectively, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares (formerly named Investor Shares). For the periods prior to April 21, 2003, the performance shown for Class D Shares reflects the historical performance of Berger Mid Cap Value Fund – Investor Shares (as a result of a separate prior reorganization).

Class I Shares commenced operations on July 6, 2009. Performance shown reflects the performance of the Fund’s Class J Shares (formerly named Investor Shares) from April 21, 2003 to July 6, 2009, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers. For the periods prior to April 21, 2003, the performance shown for Class I Shares reflects the historical performance of Berger Mid Cap Value Fund – Investor Shares (as a result of a separate prior reorganization), calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class L Shares commenced operations on April 21, 2003. Performance shown for periods following April 21, 2003, reflects the fees and expenses of Class L Shares (formerly named Institutional Shares), net of any applicable fee and expense limitations or waivers. The performance shown for Class L Shares for the periods from May 17, 2002 to April 17, 2003, reflects the historical performance of Berger Mid Cap Value Fund – Institutional Shares (as a result of a prior reorganization of Berger Mid Cap Value Fund – Institutional Shares into the Fund’s Class L Shares). For the periods prior to May 17, 2002, the performance shown reflects the historical performance of Berger Mid Cap Value Fund – Investor Shares.

Class N Shares of the Fund commenced operations on May 31, 2012. Performance shown for Class N Shares reflects the performance of the Fund’s Class T Shares from July 6, 2009 to May 31, 2012, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers. For the period from April 21, 2003 to July 6, 2009, the performance shown for Class N Shares reflects the performance of Class J Shares (formerly named Investor Shares), calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers. For the periods prior to April 21, 2003, the performance shown for Class N Shares reflects the historical performance of Berger Mid Cap Value Fund – Investor Shares (as a result of a separate prior reorganization), calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class T Shares (formerly named Class J Shares) commenced operations with the Fund’s inception. Performance shown for periods following April 21, 2003, reflects the fees and expenses of Class T Shares in effect during the periods shown, net of any applicable fee and expense limitations or waivers. For the periods prior to April 21, 2003, the performance shown for Class T Shares reflects the historical performance of Berger Mid Cap Value Fund – Investor Shares (as a result of a separate prior reorganization).

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

See important disclosures on the next page.

© 2020 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The predecessor Fund’s inception date – August 12, 1998

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

(1) Closed to new investors.

6	DECEMBER 31, 2020

Janus Henderson Mid Cap Value Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/20)	Ending Account Value (12/31/20)	Expenses Paid During Period (7/1/20 - 12/31/20)†	Beginning Account Value (7/1/20)	Ending Account Value (12/31/20)	Expenses Paid During Period (7/1/20 - 12/31/20)†	Net Annualized Expense Ratio (7/1/20 - 12/31/20)
Class A Shares	$1,000.00	$1,210.30	$5.52	$1,000.00	$1,020.21	$5.04	0.99%
Class C Shares	$1,000.00	$1,206.00	$9.45	$1,000.00	$1,016.64	$8.64	1.70%
Class D Shares	$1,000.00	$1,212.80	$3.85	$1,000.00	$1,021.73	$3.52	0.69%
Class I Shares	$1,000.00	$1,212.80	$3.63	$1,000.00	$1,021.93	$3.31	0.65%
Class L Shares	$1,000.00	$1,212.30	$3.90	$1,000.00	$1,021.68	$3.57	0.70%
Class N Shares	$1,000.00	$1,213.60	$3.01	$1,000.00	$1,022.48	$2.75	0.54%
Class R Shares	$1,000.00	$1,208.00	$7.24	$1,000.00	$1,018.65	$6.61	1.30%
Class S Shares	$1,000.00	$1,210.50	$5.85	$1,000.00	$1,019.91	$5.35	1.05%
Class T Shares	$1,000.00	$1,211.70	$4.40	$1,000.00	$1,021.22	$4.02	0.79%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Henderson Mid Cap Value Fund

Schedule of Investments (unaudited)

December 31, 2020

Shares or Principal Amounts		Value
Common Stocks– 98.2%
Aerospace & Defense – 3.2%
BWX Technologies Inc	1,419,885	$85,590,668
Auto Components – 1.1%
Aptiv PLC	223,564	29,128,154
Banks – 9.0%
Citizens Financial Group Inc	1,919,314	68,634,669
Fifth Third Bancorp	1,151,272	31,740,569
First Horizon National Corp	3,247,294	41,435,471
M&T Bank Corp	486,198	61,893,005
Regions Financial Corp	2,576,078	41,526,377
		245,230,091
Chemicals – 6.9%
Axalta Coating Systems Ltd*	1,047,561	29,907,867
Corteva Inc	700,395	27,119,294
NewMarket Corp	134,239	53,466,051
Nutrien Ltd	611,506	29,450,129
Westlake Chemical Corp	249,881	20,390,290
WR Grace & Co	469,977	25,764,139
		186,097,770
Commercial Services & Supplies – 2.6%
IAA Inc*	497,769	32,345,030
Waste Connections Inc	365,872	37,527,491
		69,872,521
Communications Equipment – 2.6%
F5 Networks Inc*	288,673	50,789,128
Motorola Solutions Inc	116,735	19,851,954
		70,641,082
Construction & Engineering – 1.0%
EMCOR Group Inc	298,886	27,336,114
Construction Materials – 1.1%
Martin Marietta Materials Inc	107,741	30,595,212
Consumer Finance – 1.6%
Discover Financial Services	492,471	44,583,400
Containers & Packaging – 1.9%
Graphic Packaging Holding Co	3,084,738	52,255,462
Electric Utilities – 6.7%
Alliant Energy Corp	1,393,376	71,800,665
Entergy Corp	559,862	55,896,622
Evergy Inc	970,304	53,861,575
		181,558,862
Electrical Equipment – 2.0%
AMETEK Inc	443,995	53,696,755
Electronic Equipment, Instruments & Components – 0.3%
Avnet Inc	214,462	7,529,761
Entertainment – 1.9%
Electronic Arts Inc	357,454	51,330,394
Equity Real Estate Investment Trusts (REITs) – 11.1%
Americold Realty Trust	884,370	33,013,532
Apple Hospitality Inc	1,242,907	16,045,929
Camden Property Trust	495,236	49,483,981
Equity Commonwealth	1,411,904	38,516,741
Equity LifeStyle Properties Inc	1,207,265	76,492,310
Lamar Advertising Co	476,522	39,656,161
Public Storage	202,510	46,765,634
		299,974,288
Food & Staples Retailing – 1.7%
Casey's General Stores Inc	258,008	46,085,389
Food Products – 1.8%
Sanderson Farms Inc	55,410	7,325,202

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	DECEMBER 31, 2020

Janus Henderson Mid Cap Value Fund

Schedule of Investments (unaudited)

December 31, 2020

Shares or Principal Amounts		Value
Common Stocks– (continued)
Food Products– (continued)
Tyson Foods Inc	635,238	$40,934,737
		48,259,939
Gas Utilities – 1.0%
Southwest Gas Holdings Inc	441,442	26,817,602
Health Care Providers & Services – 3.3%
Henry Schein Inc*	325,961	21,793,752
Laboratory Corp of America Holdings*	334,914	68,171,745
		89,965,497
Health Care Technology – 1.1%
Cerner Corp	396,072	31,083,731
Household Durables – 0.3%
Leggett & Platt Inc	199,216	8,825,269
Industrial Conglomerates – 1.2%
Carlisle Cos Inc	201,016	31,394,679
Information Technology Services – 0.9%
Global Payments Inc	117,066	25,218,358
Insurance – 9.7%
Axis Capital Holdings Ltd	735,967	37,085,377
First American Financial Corp	377,267	19,478,295
Globe Life Inc	868,791	82,500,393
Hartford Financial Services Group Inc	1,436,719	70,370,497
RenaissanceRe Holdings Ltd	329,716	54,673,507
		264,108,069
Internet & Direct Marketing Retail – 1.0%
Qurate Retail Inc	2,357,188	25,858,352
Life Sciences Tools & Services – 1.0%
Agilent Technologies Inc	233,671	27,687,677
Machinery – 2.0%
Lincoln Electric Holdings Inc	460,762	53,563,582
Media – 1.7%
Fox Corp - Class B	1,628,482	47,030,560
Oil, Gas & Consumable Fuels – 0.8%
Pioneer Natural Resources Co	199,842	22,760,005
Semiconductor & Semiconductor Equipment – 2.5%
Analog Devices Inc	109,229	16,136,400
Maxim Integrated Products Inc	589,252	52,237,190
		68,373,590
Software – 5.3%
CDK Global Inc	955,967	49,547,770
Check Point Software Technologies Ltd*	268,758	35,720,626
Citrix Systems Inc	270,166	35,148,597
Synopsys Inc*	84,727	21,964,627
		142,381,620
Specialty Retail – 2.2%
AutoZone Inc*	18,099	21,455,279
O'Reilly Automotive Inc*	40,639	18,391,992
Ross Stores Inc	172,929	21,237,410
		61,084,681
Textiles, Apparel & Luxury Goods – 3.0%
Carter's Inc	87,054	8,189,170
Columbia Sportswear Co	308,674	26,971,934
Levi Strauss & Co	2,250,169	45,183,394
		80,344,498
Thrifts & Mortgage Finance – 1.4%
Washington Federal Inc	1,435,605	36,952,473
Trading Companies & Distributors – 3.3%
GATX Corp	701,208	58,326,481

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Mid Cap Value Fund

Schedule of Investments (unaudited)

December 31, 2020

Shares or Principal Amounts		Value
Common Stocks– (continued)
Trading Companies & Distributors– (continued)
MSC Industrial Direct Co Inc	370,242	$31,244,722
		89,571,203
Total Common Stocks (cost $1,978,340,111)		2,662,787,308
Repurchase Agreements– 1.5%
ING Financial Markets LLC, Joint repurchase agreement, 0.0400%, dated 12/31/20, maturing 1/4/21 to be repurchased at $25,000,111 collateralized by $24,074,589 in U.S. Treasuries 0% - 4.7500%, 3/9/21 - 8/15/50 with a value of $25,500,158	$25,000,000	25,000,000
ING Financial Markets LLC, Joint repurchase agreement, 0.0400%, dated 12/31/20, maturing 1/4/21 to be repurchased at $10,100,045 collateralized by $9,642,206 in U.S. Treasuries 0.1250% - 5.5000%, 6/30/22 - 8/15/50 with a value of $10,302,055	10,100,000	10,100,000
Royal Bank of Canada, NY Branch, Joint repurchase agreement, 0.0300%, dated 12/31/20, maturing 1/4/21 to be repurchased at $5,000,017 collateralized by $4,720,685 in U.S. Treasuries 0.2500% - 2.3750%, 10/31/24 - 7/15/29 with a value of $5,100,018	5,000,000	5,000,000
Total Repurchase Agreements (cost $40,100,000)		40,100,000
Total Investments (total cost $2,018,440,111) – 99.7%		2,702,887,308
Cash, Receivables and Other Assets, net of Liabilities – 0.3%		6,900,572
Net Assets – 100%		$2,709,787,880

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$2,637,716,553	97.6%
Israel	35,720,626	1.3
Canada	29,450,129	1.1

Total	$2,702,887,308	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	DECEMBER 31, 2020

Janus Henderson Mid Cap Value Fund

Notes to Schedule of Investments and Other Information (unaudited)

Russell Midcap® Value Index	Russell Midcap® Value Index reflects the performance of U.S. mid-cap equities with lower price-to-book ratios and lower forecasted growth values.

LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2020. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$2,662,787,308	$-	$-
Repurchase Agreements	-	40,100,000	-
Total Assets	$2,662,787,308	$40,100,000	$-

Janus Investment Fund	11

Janus Henderson Mid Cap Value Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2020

See footnotes at the end of the Statement.

Assets:
Investments, at value(1)	$2,662,787,308
Repurchase agreements, at value(2)	40,100,000
Non-interested Trustees' deferred compensation	62,447
Receivables:
Investments sold	8,123,786
Dividends	4,218,751
Fund shares sold	3,502,144
Interest	173
Other assets	24,877
Total Assets	2,718,819,486
Liabilities:
Due to custodian	26,211
Payables:	—
Fund shares repurchased	6,960,423
Advisory fees	1,203,168
Transfer agent fees and expenses	431,551
12b-1 Distribution and shareholder servicing fees	68,177
Non-interested Trustees' deferred compensation fees	62,447
Professional fees	35,766
Affiliated fund administration fees payable	6,274
Non-interested Trustees' fees and expenses	3,474
Custodian fees	2,253
Accrued expenses and other payables	231,862
Total Liabilities	9,031,606
Net Assets	$2,709,787,880

See Notes to Financial Statements.

12	DECEMBER 31, 2020

Janus Henderson Mid Cap Value Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2020

Net Assets Consist of:
Capital (par value and paid-in surplus)	$2,045,274,589
Total distributable earnings (loss)	664,513,291
Total Net Assets	$2,709,787,880
Net Assets - Class A Shares	$66,210,405
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,147,678
Net Asset Value Per Share(3)	$15.96
Maximum Offering Price Per Share(4)	$16.93
Net Assets - Class C Shares	$14,501,093
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	929,994
Net Asset Value Per Share(3)	$15.59
Net Assets - Class D Shares	$678,724,821
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	43,435,332
Net Asset Value Per Share	$15.63
Net Assets - Class I Shares	$343,473,816
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	21,938,380
Net Asset Value Per Share	$15.66
Net Assets - Class L Shares	$4,712,594
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	291,564
Net Asset Value Per Share	$16.16
Net Assets - Class N Shares	$497,277,206
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	31,935,910
Net Asset Value Per Share	$15.57
Net Assets - Class R Shares	$40,312,685
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,568,694
Net Asset Value Per Share	$15.69
Net Assets - Class S Shares	$88,612,404
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,548,775
Net Asset Value Per Share	$15.97
Net Assets - Class T Shares	$975,962,856
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	62,009,293
Net Asset Value Per Share	$15.74

(1) Includes cost of $1,978,340,111.

(2) Includes cost of repurchase agreements of $40,100,000.

(3) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(4) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Mid Cap Value Fund

Statement of Operations (unaudited)

For the period ended December 31, 2020

Investment Income:
Dividends	$33,971,471
Interest	15,268
Other income	2
Foreign tax withheld	(114,948)
Total Investment Income	33,871,793
Expenses:
Advisory fees	6,569,419
12b-1 Distribution and shareholder servicing fees:
Class A Shares	79,657
Class C Shares	74,281
Class R Shares	96,590
Class S Shares	112,017
Transfer agent administrative fees and expenses:
Class D Shares	377,318
Class L Shares	5,614
Class R Shares	49,907
Class S Shares	112,411
Class T Shares	1,183,147
Transfer agent networking and omnibus fees:
Class A Shares	57,606
Class C Shares	8,399
Class I Shares	161,343
Other transfer agent fees and expenses:
Class A Shares	2,206
Class C Shares	425
Class D Shares	52,907
Class I Shares	7,830
Class L Shares	67
Class N Shares	7,621
Class R Shares	639
Class S Shares	840
Class T Shares	6,389
Shareholder reports expense	137,359
Registration fees	75,324
Affiliated fund administration fees	32,490
Professional fees	29,823
Non-interested Trustees’ fees and expenses	21,777
Custodian fees	6,529
Other expenses	101,418
Total Expenses	9,371,353
Less: Excess Expense Reimbursement and Waivers	(49,982)
Net Expenses	9,321,371
Net Investment Income/(Loss)	24,550,422
Net Realized Gain/(Loss) on Investments:
Investments	23,396,827
Total Net Realized Gain/(Loss) on Investments	23,396,827
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	445,355,070
Total Change in Unrealized Net Appreciation/Depreciation	445,355,070
Net Increase/(Decrease) in Net Assets Resulting from Operations	$493,302,319

See Notes to Financial Statements.

14	DECEMBER 31, 2020

Janus Henderson Mid Cap Value Fund

Statements of Changes in Net Assets

	Period ended December 31, 2020 (unaudited)	Year ended June 30, 2020

Operations:
Net investment income/(loss)	$24,550,422	$34,530,255
Net realized gain/(loss) on investments	23,396,827	(5,813,773)
Change in unrealized net appreciation/depreciation	445,355,070	(348,352,036)
Net Increase/(Decrease) in Net Assets Resulting from Operations	493,302,319	(319,635,554)
Dividends and Distributions to Shareholders:
Class A Shares	(508,088)	(1,687,781)
Class C Shares	(3,002)	(358,554)
Class D Shares	(7,353,558)	(19,139,147)
Class I Shares	(3,848,572)	(9,499,353)
Class L Shares	(48,715)	(133,731)
Class N Shares	(6,040,805)	(16,660,399)
Class R Shares	(189,517)	(976,034)
Class S Shares	(579,504)	(2,354,671)
Class T Shares	(9,614,226)	(27,791,165)
Net Decrease from Dividends and Distributions to Shareholders	(28,185,987)	(78,600,835)
Capital Share Transactions:
Class A Shares	(4,484,868)	(5,974,312)
Class C Shares	(3,966,115)	(12,843,935)
Class D Shares	(52,682,564)	(48,649,667)
Class I Shares	(25,754,595)	(7,808,524)
Class L Shares	(326,067)	(1,104,518)
Class N Shares	(8,710,272)	(130,071,472)
Class R Shares	(5,134,184)	(11,027,601)
Class S Shares	(26,348,618)	4,679,867
Class T Shares	(90,125,847)	(157,468,745)
Net Increase/(Decrease) from Capital Share Transactions	(217,533,130)	(370,268,907)
Net Increase/(Decrease) in Net Assets	247,583,202	(768,505,296)
Net Assets:
Beginning of period	2,462,204,678	3,230,709,974
End of period	$2,709,787,880	$2,462,204,678

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Mid Cap Value Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended December 31, 2020 (unaudited) and the year ended June 30	2020	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$13.29	$15.33	$16.96	$17.60	$16.56	$19.87
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.12	0.13	0.17	0.06	0.11	0.19
Net realized and unrealized gain/(loss)	2.67	(1.82)	0.12	1.20	2.59	0.29
Total from Investment Operations	2.79	(1.69)	0.29	1.26	2.70	0.48
Less Dividends and Distributions:
Dividends (from net investment income)	(0.12)	(0.12)	(0.13)	(0.01)	(0.08)	(0.20)
Distributions (from capital gains)	—	(0.23)	(1.79)	(1.89)	(1.58)	(3.59)
Total Dividends and Distributions	(0.12)	(0.35)	(1.92)	(1.90)	(1.66)	(3.79)
Net Asset Value, End of Period	$15.96	$13.29	$15.33	$16.96	$17.60	$16.56
Total Return*	21.03%	(11.47)%	3.99%	7.10%	16.76%	4.05%
Net Assets, End of Period (in thousands)	$66,210	$59,211	$74,864	$77,496	$105,784	$135,181
Average Net Assets for the Period (in thousands)	$62,133	$71,147	$75,623	$86,398	$122,128	$163,545
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.99%	1.19%	1.06%	1.15%	0.94%	0.82%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.99%	1.19%	1.05%	1.13%	0.93%	0.82%
Ratio of Net Investment Income/(Loss)	1.67%	0.90%	1.09%	0.36%	0.61%	1.06%
Portfolio Turnover Rate	17%	37%	42%	41%	53%	65%

Class C Shares
For a share outstanding during the period ended December 31, 2020 (unaudited) and the year ended June 30	2020	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$12.93	$14.91	$16.49	$17.26	$16.28	$19.55
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.06	0.05	0.07	(0.04)	—(2)	0.13
Net realized and unrealized gain/(loss)	2.60	(1.80)	0.14	1.16	2.56	0.29
Total from Investment Operations	2.66	(1.75)	0.21	1.12	2.56	0.42
Less Dividends and Distributions:
Dividends (from net investment income)	—(2)	—	—	—	—	(0.10)
Distributions (from capital gains)	—	(0.23)	(1.79)	(1.89)	(1.58)	(3.59)
Total Dividends and Distributions	—	(0.23)	(1.79)	(1.89)	(1.58)	(3.69)
Net Asset Value, End of Period	$15.59	$12.93	$14.91	$16.49	$17.26	$16.28
Total Return*	20.60%	(12.02)%	3.40%	6.40%	16.12%	3.70%
Net Assets, End of Period (in thousands)	$14,501	$15,768	$31,418	$58,590	$73,433	$83,844
Average Net Assets for the Period (in thousands)	$14,500	$22,689	$41,945	$67,079	$81,619	$94,474
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.70%	1.78%	1.64%	1.73%	1.51%	1.11%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.70%	1.78%	1.64%	1.73%	1.51%	1.11%
Ratio of Net Investment Income/(Loss)	0.89%	0.32%	0.47%	(0.23)%	0.03%	0.78%
Portfolio Turnover Rate	17%	37%	42%	41%	53%	65%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

16	DECEMBER 31, 2020

Janus Henderson Mid Cap Value Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended December 31, 2020 (unaudited) and the year ended June 30	2020	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$13.03	$15.04	$16.70	$17.37	$16.37	$19.71
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.14	0.17	0.21	0.12	0.15	0.23
Net realized and unrealized gain/(loss)	2.63	(1.79)	0.11	1.18	2.58	0.30
Total from Investment Operations	2.77	(1.62)	0.32	1.30	2.73	0.53
Less Dividends and Distributions:
Dividends (from net investment income)	(0.17)	(0.16)	(0.19)	(0.08)	(0.15)	(0.28)
Distributions (from capital gains)	—	(0.23)	(1.79)	(1.89)	(1.58)	(3.59)
Total Dividends and Distributions	(0.17)	(0.39)	(1.98)	(1.97)	(1.73)	(3.87)
Net Asset Value, End of Period	$15.63	$13.03	$15.04	$16.70	$17.37	$16.37
Total Return*	21.28%	(11.24)%	4.27%	7.45%	17.12%	4.39%
Net Assets, End of Period (in thousands)	$678,725	$615,270	$763,597	$822,153	$841,565	$774,433
Average Net Assets for the Period (in thousands)	$633,174	$715,784	$765,452	$843,030	$822,828	$767,190
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.69%	0.89%	0.73%	0.82%	0.62%	0.53%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.69%	0.89%	0.73%	0.82%	0.62%	0.53%
Ratio of Net Investment Income/(Loss)	1.96%	1.18%	1.39%	0.68%	0.90%	1.36%
Portfolio Turnover Rate	17%	37%	42%	41%	53%	65%

Class I Shares
For a share outstanding during the period ended December 31, 2020 (unaudited) and the year ended June 30	2020	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$13.06	$15.07	$16.73	$17.40	$16.39	$19.72
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.14	0.18	0.22	0.13	0.16	0.24
Net realized and unrealized gain/(loss)	2.64	(1.79)	0.10	1.17	2.58	0.29
Total from Investment Operations	2.78	(1.61)	0.32	1.30	2.74	0.53
Less Dividends and Distributions:
Dividends (from net investment income)	(0.18)	(0.17)	(0.19)	(0.08)	(0.15)	(0.27)
Distributions (from capital gains)	—	(0.23)	(1.79)	(1.89)	(1.58)	(3.59)
Total Dividends and Distributions	(0.18)	(0.40)	(1.98)	(1.97)	(1.73)	(3.86)
Net Asset Value, End of Period	$15.66	$13.06	$15.07	$16.73	$17.40	$16.39
Total Return*	21.28%	(11.16)%	4.33%	7.45%	17.16%	4.40%
Net Assets, End of Period (in thousands)	$343,474	$310,803	$364,502	$428,793	$963,098	$1,009,681
Average Net Assets for the Period (in thousands)	$318,845	$342,719	$386,284	$722,356	$970,761	$1,070,715
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.65%	0.85%	0.68%	0.77%	0.61%	0.51%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.65%	0.85%	0.68%	0.77%	0.61%	0.51%
Ratio of Net Investment Income/(Loss)	2.00%	1.20%	1.46%	0.71%	0.92%	1.37%
Portfolio Turnover Rate	17%	37%	42%	41%	53%	65%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Mid Cap Value Fund

Financial Highlights

Class L Shares
For a share outstanding during the period ended December 31, 2020 (unaudited) and the year ended June 30	2020	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$13.47	$15.54	$17.18	$17.82	$16.69	$19.99
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.14	0.18	0.22	0.13	0.17	0.24
Net realized and unrealized gain/(loss)	2.72	(1.86)	0.12	1.21	2.69(2)	0.31
Total from Investment Operations	2.86	(1.68)	0.34	1.34	2.86	0.55
Less Dividends and Distributions:
Dividends (from net investment income)	(0.17)	(0.16)	(0.19)	(0.09)	(0.15)	(0.26)
Distributions (from capital gains)	—	(0.23)	(1.79)	(1.89)	(1.58)	(3.59)
Total Dividends and Distributions	(0.17)	(0.39)	(1.98)	(1.98)	(1.73)	(3.85)
Net Asset Value, End of Period	$16.16	$13.47	$15.54	$17.18	$17.82	$16.69
Total Return*	21.23%	(11.27)%	4.32%	7.47%	17.62%(2)	4.41%
Net Assets, End of Period (in thousands)	$4,713	$4,231	$6,038	$7,129	$8,534	$9,630
Average Net Assets for the Period (in thousands)	$4,391	$5,336	$6,333	$7,889	$9,323	$10,732
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.87%	1.05%	0.88%	0.93%	0.72%	0.63%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.70%	0.89%	0.72%	0.77%	0.57%	0.53%
Ratio of Net Investment Income/(Loss)	1.95%	1.20%	1.41%	0.73%	0.97%	1.36%
Portfolio Turnover Rate	17%	37%	42%	41%	53%	65%

Class N Shares
For a share outstanding during the period ended December 31, 2020 (unaudited) and the year ended June 30	2020	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$12.99	$15.00	$16.66	$17.34	$16.35	$19.69
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.15	0.20	0.23	0.13	0.17	0.25
Net realized and unrealized gain/(loss)	2.62	(1.80)	0.11	1.19	2.57	0.31
Total from Investment Operations	2.77	(1.60)	0.34	1.32	2.74	0.56
Less Dividends and Distributions:
Dividends (from net investment income)	(0.19)	(0.18)	(0.21)	(0.11)	(0.17)	(0.31)
Distributions (from capital gains)	—	(0.23)	(1.79)	(1.89)	(1.58)	(3.59)
Total Dividends and Distributions	(0.19)	(0.41)	(2.00)	(2.00)	(1.75)	(3.90)
Net Asset Value, End of Period	$15.57	$12.99	$15.00	$16.66	$17.34	$16.35
Total Return*	21.36%	(11.14)%	4.47%	7.56%	17.25%	4.60%
Net Assets, End of Period (in thousands)	$497,277	$422,894	$619,969	$642,746	$119,228	$109,571
Average Net Assets for the Period (in thousands)	$451,327	$595,473	$617,269	$349,395	$95,327	$142,854
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.54%	0.75%	0.59%	0.72%	0.48%	0.38%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.54%	0.75%	0.59%	0.72%	0.48%	0.38%
Ratio of Net Investment Income/(Loss)	2.12%	1.36%	1.54%	0.81%	0.99%	1.43%
Portfolio Turnover Rate	17%	37%	42%	41%	53%	65%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2)  The Net realized and unrealized gain/(loss) per share included an out of period adjustment posted during the year. The impact of the out of period adjustment increased the per share amount by $0.07. The impact of the out of period adjustment to the Total Return was 0.46%.

See Notes to Financial Statements.

18	DECEMBER 31, 2020

Janus Henderson Mid Cap Value Fund

Financial Highlights

Class R Shares
For a share outstanding during the period ended December 31, 2020 (unaudited) and the year ended June 30	2020	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$13.04	$15.06	$16.68	$17.38	$16.38	$19.68
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.10	0.09	0.12	0.01	0.05	0.13
Net realized and unrealized gain/(loss)	2.62	(1.82)	0.13	1.18	2.57	0.31
Total from Investment Operations	2.72	(1.73)	0.25	1.19	2.62	0.44
Less Dividends and Distributions:
Dividends (from net investment income)	(0.07)	(0.06)	(0.08)	—	(0.04)	(0.15)
Distributions (from capital gains)	—	(0.23)	(1.79)	(1.89)	(1.58)	(3.59)
Total Dividends and Distributions	(0.07)	(0.29)	(1.87)	(1.89)	(1.62)	(3.74)
Net Asset Value, End of Period	$15.69	$13.04	$15.06	$16.68	$17.38	$16.38
Total Return*	20.89%	(11.83)%	3.70%	6.78%	16.40%	3.80%
Net Assets, End of Period (in thousands)	$40,313	$38,246	$55,536	$62,802	$71,118	$72,868
Average Net Assets for the Period (in thousands)	$38,941	$48,448	$57,426	$67,666	$74,119	$76,746
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.30%	1.50%	1.34%	1.42%	1.22%	1.12%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.30%	1.50%	1.34%	1.42%	1.22%	1.12%
Ratio of Net Investment Income/(Loss)	1.36%	0.59%	0.79%	0.09%	0.31%	0.77%
Portfolio Turnover Rate	17%	37%	42%	41%	53%	65%

Class S Shares
For a share outstanding during the period ended December 31, 2020 (unaudited) and the year ended June 30	2020	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$13.28	$15.33	$16.90	$17.56	$16.54	$19.84
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.11	0.12	0.17	0.06	0.10	0.18
Net realized and unrealized gain/(loss)	2.68	(1.83)	0.12	1.19	2.59	0.31
Total from Investment Operations	2.79	(1.71)	0.29	1.25	2.69	0.49
Less Dividends and Distributions:
Dividends (from net investment income)	(0.10)	(0.11)	(0.07)	(0.02)	(0.09)	(0.20)
Distributions (from capital gains)	—	(0.23)	(1.79)	(1.89)	(1.58)	(3.59)
Total Dividends and Distributions	(0.10)	(0.34)	(1.86)	(1.91)	(1.67)	(3.79)
Net Asset Value, End of Period	$15.97	$13.28	$15.33	$16.90	$17.56	$16.54
Total Return*	21.05%	(11.58)%	3.93%	7.07%	16.69%	4.07%
Net Assets, End of Period (in thousands)	$88,612	$99,159	$110,404	$198,132	$200,812	$171,632
Average Net Assets for the Period (in thousands)	$87,752	$107,902	$148,179	$209,016	$196,518	$173,783
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.06%	1.25%	1.09%	1.18%	0.98%	0.87%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.05%	1.25%	1.09%	1.18%	0.97%	0.86%
Ratio of Net Investment Income/(Loss)	1.55%	0.79%	1.07%	0.33%	0.56%	1.03%
Portfolio Turnover Rate	17%	37%	42%	41%	53%	65%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Mid Cap Value Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended December 31, 2020 (unaudited) and the year ended June 30	2020	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$13.12	$15.14	$16.78	$17.45	$16.44	$19.76
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.13	0.16	0.20	0.10	0.14	0.22
Net realized and unrealized gain/(loss)	2.64	(1.80)	0.12	1.18	2.58	0.31
Total from Investment Operations	2.77	(1.64)	0.32	1.28	2.72	0.53
Less Dividends and Distributions:
Dividends (from net investment income)	(0.15)	(0.15)	(0.17)	(0.06)	(0.13)	(0.26)
Distributions (from capital gains)	—	(0.23)	(1.79)	(1.89)	(1.58)	(3.59)
Total Dividends and Distributions	(0.15)	(0.38)	(1.96)	(1.95)	(1.71)	(3.85)
Net Asset Value, End of Period	$15.74	$13.12	$15.14	$16.78	$17.45	$16.44
Total Return*	21.17%	(11.31)%	4.22%	7.31%	17.00%	4.33%
Net Assets, End of Period (in thousands)	$975,963	$896,622	$1,204,382	$1,431,431	$1,619,550	$1,717,020
Average Net Assets for the Period (in thousands)	$922,948	$1,089,574	$1,281,003	$1,566,628	$1,709,661	$1,917,279
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.80%	0.99%	0.84%	0.92%	0.72%	0.62%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.79%	0.99%	0.83%	0.91%	0.71%	0.59%
Ratio of Net Investment Income/(Loss)	1.86%	1.09%	1.30%	0.58%	0.82%	1.29%
Portfolio Turnover Rate	17%	37%	42%	41%	53%	65%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

20	DECEMBER 31, 2020

Janus Henderson Mid Cap Value Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Mid Cap Value Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 45 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting priciples ("US GAAP")).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds currently implement an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

It is expected that the conversion of Class C Shares to Class A Shares will not result in a taxable event. Please consult your tax adviser for further information.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class L Shares are designed for pension and profit-sharing plans, employee benefit trusts, endowments, foundations and corporations, as well as high net worth individuals and financial intermediaries who are willing to maintain a minimum account balance of $250,000.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-

Janus Investment Fund	21

Janus Henderson Mid Cap Value Fund

Notes to Financial Statements (unaudited)

employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

22	DECEMBER 31, 2020

Janus Henderson Mid Cap Value Fund

Notes to Financial Statements (unaudited)

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2020 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and

Janus Investment Fund	23

Janus Henderson Mid Cap Value Fund

Notes to Financial Statements (unaudited)

would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

In the aftermath of the 2007-2008 financial crisis, the financial sector experienced reduced liquidity in credit and other fixed-income markets, and an unusually high degree of volatility, both domestically and internationally. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took a number of unprecedented steps designed to support the financial markets. For example, the enactment of the Dodd-Frank Act in 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. More recently, in response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record-low levels. Extremely low or negative interest rates may become more prevalent or may not work as intended. As there is little precedent for this situation, the impact on various markets that interest rate or other significant policy changes may have is unknown. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of

24	DECEMBER 31, 2020

Janus Henderson Mid Cap Value Fund

Notes to Financial Statements (unaudited)

specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including Janus Capital or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU, commonly known as “Brexit,” which immediately led to significant market volatility around the world, as well as political, economic and legal uncertainty. The United Kingdom formally left the EU on January 31, 2020 and entered into an eleven-month transition period, which expired on December 31, 2020. The negative impact on not only the United Kingdom and European economies could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on the United Kingdom and/or Europe for their business activities and revenues. Any further exits from the EU, or an increase in the belief that such exits are likely or possible, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Janus Investment Fund	25

Janus Henderson Mid Cap Value Fund

Notes to Financial Statements (unaudited)

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

ING Financial Markets LLC	$35,100,000	$—	$(35,100,000)	$—
Royal Bank of Canada, NY Branch	5,000,000	—	(5,000,000)	—

Total	$40,100,000	$—	$(40,100,000)	$—
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

All repurchase agreements are transacted under legally enforceable master repurchase agreements that give the Fund, in the event of default by the counterparty, the right to liquidate securities held and to offset receivables and payables with the counterparty. For financial reporting purposes, the Fund does not offset financial instruments' payables and receivables and related collateral on the Statement of Assets and Liabilities. Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Repurchase Agreements

The Fund and other funds advised by Janus Capital or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s "base" fee rate prior to any performance adjustment (expressed as an annual rate) is 0.64%.

26	DECEMBER 31, 2020

Janus Henderson Mid Cap Value Fund

Notes to Financial Statements (unaudited)

The investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark index. The Fund's benchmark index used in the calculation is the Russell Midcap® Value Index.

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets based on the Fund’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period or shorter time period, as applicable. The investment performance of the Fund’s Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. No Performance Adjustment is applied unless the difference between the Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period.

The Fund’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the period ended December 31, 2020, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.51%.

Perkins Investment Management LLC (“Perkins”) serves as subadviser to the Fund. Perkins (together with its predecessors), has been in the investment management business since 1984 and provides day-to-day management of the Fund’s portfolio operations subject to the general oversight of Janus Capital. Janus Capital owns 100% of Perkins.

Janus Capital pays Perkins a subadvisory fee equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (calculated after any applicable performance fee adjustment, fee waivers, and expense reimbursements). The subadvisory fee paid by Janus Capital to Perkins adjusts up or down based on the Fund’s performance relative to the Fund’s benchmark index over the performance measurement period.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.83% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers for at least a one-year period commencing October 28, 2020. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the

Janus Investment Fund	27

Janus Henderson Mid Cap Value Fund

Notes to Financial Statements (unaudited)

Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund pays an annual administrative services fee based on the average daily net assets of Class D Shares for shareholder services provided by Janus Services, as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

The Fund’s actual Class D administrative fee rate was 0.12% for the reporting period.

Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative fee based on the average daily net assets Class L Shares of the Fund based on the average proportion of the Fund’s total net assets sold directly and the average proportion of the Fund’s net assets sold through financial intermediaries on a monthly basis. The asset-weighted fee is calculated by applying a blended annual fee rate of 0.12% on average net assets for the proportion of assets sold directly and 0.25% on average net assets for the proportion of assets sold through financial intermediaries. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations. Janus Services has agreed to waive all or a portion of this fee. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Services or Janus Capital without prior notification to shareholders. Removal of this fee waiver may have a significant impact on Class L Shares’ total expense ratio. If applicable, amounts waived to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for

28	DECEMBER 31, 2020

Janus Henderson Mid Cap Value Fund

Notes to Financial Statements (unaudited)

their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $166,938 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2020. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2020 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2020 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $251,025 were paid by the Trust to the Trustees under the Deferred Plan during the period ended December 31, 2020.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the period ended December 31, 2020, Janus Henderson Distributors retained upfront sales charges of $2,347.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the period ended December 31, 2020.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended December 31, 2020, redeeming shareholders of Class C Shares paid CDSCs of $452.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the

Janus Investment Fund	29

Janus Henderson Mid Cap Value Fund

Notes to Financial Statements (unaudited)

transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the period ended December 31, 2020, the Fund engaged in cross trades amounting to $18,246,573 in purchases and $122,006 in sales, resulting in a net realized loss of $47,269. The net realized loss is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2020 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 2,028,642,731	$ 736,446,802	$ (62,202,225)	$ 674,244,577

30	DECEMBER 31, 2020

Janus Henderson Mid Cap Value Fund

Notes to Financial Statements (unaudited)

5. Capital Share Transactions

	Period ended December 31, 2020		Year ended June 30, 2020
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	431,298	$ 6,124,185	1,272,842	$ 18,917,607
Reinvested dividends and distributions	25,855	405,408	81,893	1,334,034
Shares repurchased	(765,142)	(11,014,461)	(1,781,200)	(26,225,953)
Net Increase/(Decrease)	(307,989)	$ (4,484,868)	(426,465)	$ (5,974,312)
Class C Shares:
Shares sold	41,103	$ 574,654	150,011	$ 2,142,885
Reinvested dividends and distributions	190	2,911	20,260	322,134
Shares repurchased	(330,975)	(4,543,680)	(1,057,463)	(15,308,954)
Net Increase/(Decrease)	(289,682)	$ (3,966,115)	(887,192)	$ (12,843,935)
Class D Shares:
Shares sold	564,709	$ 8,106,826	1,720,896	$ 24,092,028
Reinvested dividends and distributions	467,826	7,181,129	1,172,678	18,704,221
Shares repurchased	(4,814,728)	(67,970,519)	(6,445,454)	(91,445,916)
Net Increase/(Decrease)	(3,782,193)	$(52,682,564)	(3,551,880)	$ (48,649,667)
Class I Shares:
Shares sold	2,013,394	$ 28,323,564	7,616,691	$ 106,655,485
Reinvested dividends and distributions	233,943	3,598,047	550,430	8,795,870
Shares repurchased	(4,111,908)	(57,676,206)	(8,545,806)	(123,259,879)
Net Increase/(Decrease)	(1,864,571)	$(25,754,595)	(378,685)	$ (7,808,524)
Class L Shares:
Shares sold	34	$ 499	6,458	$ 93,316
Reinvested dividends and distributions	3,025	48,009	7,990	131,756
Shares repurchased	(25,547)	(374,575)	(88,995)	(1,329,590)
Net Increase/(Decrease)	(22,488)	$ (326,067)	(74,547)	$ (1,104,518)
Class N Shares:
Shares sold	2,989,272	$ 41,263,455	11,153,046	$ 145,848,219
Reinvested dividends and distributions	373,511	5,710,977	1,017,680	16,170,934
Shares repurchased	(3,973,129)	(55,684,704)	(20,957,658)	(292,090,625)
Net Increase/(Decrease)	(610,346)	$ (8,710,272)	(8,786,932)	$(130,071,472)
Class R Shares:
Shares sold	219,013	$ 3,034,762	615,349	$ 8,811,940
Reinvested dividends and distributions	12,116	186,831	57,539	921,770
Shares repurchased	(594,326)	(8,355,777)	(1,429,475)	(20,761,311)
Net Increase/(Decrease)	(363,197)	$ (5,134,184)	(756,587)	$ (11,027,601)
Class S Shares:
Shares sold	412,492	$ 5,890,590	2,956,785	$ 43,644,906
Reinvested dividends and distributions	36,903	579,012	144,442	2,352,954
Shares repurchased	(2,365,668)	(32,818,220)	(2,838,735)	(41,317,993)
Net Increase/(Decrease)	(1,916,273)	$(26,348,618)	262,492	$ 4,679,867
Class T Shares:
Shares sold	2,157,903	$ 29,957,645	3,977,213	$ 56,561,096
Reinvested dividends and distributions	616,223	9,526,809	1,713,278	27,515,249
Shares repurchased	(9,120,026)	(129,610,301)	(16,894,662)	(241,545,090)
Net Increase/(Decrease)	(6,345,900)	$(90,125,847)	(11,204,171)	$(157,468,745)

Janus Investment Fund	31

Janus Henderson Mid Cap Value Fund

Notes to Financial Statements (unaudited)

6. Purchases and Sales of Investment Securities

For the period ended December 31, 2020, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$422,330,705	$ 611,518,652	$ -	$ -

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2020 and through the date of issuance of the Fund's financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements other than the following:

On February 10, 2021, the Board of Trustees of Janus Henderson Mid Cap Value Fund approved the termination of the sub-advisory agreement between Janus Capital Management LLC and Perkins Investment Management LLC on behalf of the Fund, effective on or about April 30, 2021. The Fund’s current portfolio managers will continue to serve as the Fund’s portfolio managers following the termination of the sub-advisory agreements.

32	DECEMBER 31, 2020

Janus Henderson Mid Cap Value Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each Fund of Janus Investment Fund (together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreements for the Janus Henderson Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2020, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2021 through February 1, 2022, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus

Janus Investment Fund	33

Janus Henderson Mid Cap Value Fund

Additional Information (unaudited)

Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital generally does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2020, approximately 75% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers, and for the 12 months ended September 30, 2020, approximately 62% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

34	DECEMBER 31, 2020

Janus Henderson Mid Cap Value Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Developed World Bond Fund, the Trustees noted the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

Janus Investment Fund	35

Janus Henderson Mid Cap Value Fund

Additional Information (unaudited)

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

36	DECEMBER 31, 2020

Janus Henderson Mid Cap Value Fund

Additional Information (unaudited)

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance.

Janus Investment Fund	37

Janus Henderson Mid Cap Value Fund

Additional Information (unaudited)

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory fees and any administration fees but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 10% under the average total expenses of the respective Broadridge Expense Group peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 9% under the average management fees for the respective Broadridge Expense Group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

38	DECEMBER 31, 2020

Janus Henderson Mid Cap Value Fund

Additional Information (unaudited)

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to funds subadvised by Janus Capital and to the fees Janus Capital charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very distinct relative to retail funds; and (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; (4) 9 of 10 Janus Henderson Funds have lower management fees than similar funds subadvised by Janus Capital; and (5) 5 of 8 Janus Henderson Funds have lower management fees than similar separate accounts managed by Janus Capital.

The Trustees considered the fees for each Fund for its fiscal year ended in 2019, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Investment Fund	39

Janus Henderson Mid Cap Value Fund

Additional Information (unaudited)

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

40	DECEMBER 31, 2020

Janus Henderson Mid Cap Value Fund

Additional Information (unaudited)

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that, the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Venture Fund, the Trustees noted that, the Fund’s total expenses were below the peer group for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

Janus Investment Fund	41

Janus Henderson Mid Cap Value Fund

Additional Information (unaudited)

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by Janus Capital were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital

42	DECEMBER 31, 2020

Janus Henderson Mid Cap Value Fund

Additional Information (unaudited)

and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 73% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. They also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) as the assets of some of the Janus Henderson Funds have declined in the past few years, certain of those Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined; (3) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (4) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by Janus Capital and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their

Janus Investment Fund	43

Janus Henderson Mid Cap Value Fund

Additional Information (unaudited)

relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

44	DECEMBER 31, 2020

Janus Henderson Mid Cap Value Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2020. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

Janus Investment Fund	45

Janus Henderson Mid Cap Value Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

46	DECEMBER 31, 2020

Janus Henderson Mid Cap Value Fund

Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	47

Janus Henderson Mid Cap Value Fund

Notes

NotesPage1

48	DECEMBER 31, 2020

Janus Henderson Mid Cap Value Fund

Notes

NotesPage2

Janus Investment Fund	49

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins and Intech are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors
125-24-93032 03-21

SEMIANNUAL REPORT December 31, 2020

Janus Henderson Money Market Fund

Janus Investment Fund

Janus Henderson Money Market Fund

Janus Henderson Money Market Fund (unaudited)

Performance

David Spilsted co-portfolio manager	Garrett Strum co-portfolio manager

Average Annual Total Return		Seven-Day Current Yield
For the periods ended December 31, 2020		Class D Shares
Class D Shares		With Reimbursement	0.00%
Fiscal Year-to-Date	0.00%	Without Reimbursement	0.00%
1 Year	0.28%	Class T Shares
5 Year	0.78%	With Reimbursement	0.00%
10 Year	0.39%	Without Reimbursement	0.00%
Since Inception (February 14, 1995)	2.15%	Expense Ratios
Class T Shares		Per the October 28, 2020 prospectuses
Fiscal Year-to-Date	0.00%	Class D Shares
1 Year	0.27%	Total Annual Fund Operating Expenses	0.62%
5 Year	0.74%	Class T Shares
10 Year	0.37%	Total Annual Fund Operating Expenses	0.65%
Since Inception (February 14, 1995)	2.15%

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Returns include reinvestment of all dividends and distributions.

The yield more closely reflects the current earnings of the money market fund than the total return.

Class D Shares of the Fund commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

If Class D Shares of the Fund had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

See “Useful Information About Your Fund Report.”

See Financial Highlights for actual expense ratios during the reporting period.

Janus Investment Fund	1

Janus Henderson Money Market Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/20)	Ending Account Value (12/31/20)	Expenses Paid During Period (7/1/20 - 12/31/20)†	Beginning Account Value (7/1/20)	Ending Account Value (12/31/20)	Expenses Paid During Period (7/1/20 - 12/31/20)†	Net Annualized Expense Ratio (7/1/20 - 12/31/20)
Class D Shares	$1,000.00	$1,000.00	$0.81	$1,000.00	$1,024.40	$0.82	0.16%
Class T Shares	$1,000.00	$1,000.00	$0.81	$1,000.00	$1,024.40	$0.82	0.16%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

2	DECEMBER 31, 2020

Janus Henderson Money Market Fund

Schedule of Investments (unaudited)

December 31, 2020

Principal Amounts		Value
Certificates of Deposit– 16.8%
Bank of Montreal/Chicago IL, 0.1700%, 1/4/21	$25,000,000	$25,000,000
Bank of Montreal/Chicago IL, 0.2000%, 2/9/21	25,000,000	25,000,000
Canadian Imperial Bank of Commerce/New York NY, 0.1700%, 1/5/21	25,000,000	25,000,000
Canadian Imperial Bank of Commerce/New York NY, 0.1700%, 1/20/21	20,000,000	20,000,000
Commonwealth Bank of Australia/New York NY, 0.1700%, 1/21/21	25,000,000	25,000,000
Cooperatieve Rabobank UA/NY, 0.1800%, 2/17/21	25,000,000	25,000,000
Cooperatieve Rabobank UA/NY, 0.1900%, 3/19/21	20,000,000	20,000,000
Sumitomo Mitsui Banking Corp/New York, 0.1200%, 1/4/21	20,000,000	20,000,000
Svenska Handelsbanken/New York NY, 0.1550%, 2/12/21	22,900,000	22,899,876
Total Certificates of Deposit (cost $207,899,876)		207,899,876
Commercial Paper– 27.8%
Atlantic Asset Sec LLC, 0.1525%, 1/14/21 (Section 4(2))	25,000,000	24,998,956
Aust & NZ Banking Group, 0.1930%, 3/8/21 (Section 4(2))	25,200,000	25,191,616
Aust & NZ Banking Group, 0.2031%, 3/16/21 (Section 4(2))	25,000,000	24,990,134
BNP Paribas NY Branch, 0.1728%, 2/8/21	25,000,000	24,995,861
Commonwealth Bank of Australia, 0.2000%, 2/11/21 (Section 4(2))	25,000,000	24,994,801
HSBC Bank PLC, 0.2034%, 2/8/21 (Section 4(2))	15,000,000	14,997,077
Manhattan Asset Funding Co LLC, 0.1829%, 1/15/21 (Section 4(2))	20,000,000	19,998,898
Manhattan Asset Funding Co LLC, 0.1829%, 1/26/21 (Section 4(2))	20,000,000	19,997,798
Nieuw Amsterdam Receivables Corp, 0.1832%, 1/6/21 (Section 4(2))	25,000,000	24,999,749
Nieuw Amsterdam Receivables Corp, 0.1832%, 1/12/21 (Section 4(2))	10,000,000	9,999,599
Nieuw Amsterdam Receivables Corp, 0.1830%, 2/10/21 (Section 4(2))	15,000,000	14,997,220
Societe Generale, 0.1525%, 1/7/21 (Section 4(2))	20,000,000	19,999,749
Swedbank AB, 0.1780%, 2/11/21	25,000,000	24,995,373
Toronto-Dominion Bank/The, 0.2033%, 2/18/21 (Section 4(2))	25,000,000	24,993,741
Toronto-Dominion Bank/The, 0.2134%, 4/1/21 (Section 4(2))	25,000,000	24,987,302
Victory Receivables Corp, 0.1830%, 1/13/21 (Section 4(2))	20,000,000	19,999,099
Total Commercial Paper (cost $345,136,973)		345,136,973
U.S. Government Agency Notes– 4.0%
Federal Home Loan Bank Discount Notes:
0.0951%, 1/11/21	10,000,000	9,999,815
0.0951%, 1/20/21	10,000,000	9,999,578
0.0800%, 2/17/21	10,000,000	9,999,022
0.0782%, 3/10/21	10,000,000	9,998,589
0.0800%, 3/17/21	10,000,000	9,998,400
Total U.S. Government Agency Notes (cost $49,995,404)		49,995,404
U.S. Treasury Debt– 5.7%
United States Treasury Bill, 0.0010%, 1/5/21	15,000,000	14,999,965
United States Treasury Bill, 0.1052%, 1/28/21	15,000,000	14,999,148
United States Treasury Bill, 0.1127%, 2/4/21	10,000,000	9,999,180
United States Treasury Bill, 0.1073%, 2/11/21	10,000,000	9,999,017
United States Treasury Bill, 0.0864%, 3/25/21	10,000,000	9,998,221
United States Treasury Bill, 0.0859%, 4/1/21	10,000,000	9,998,065
Total U.S. Treasury Debt (cost $69,993,596)		69,993,596
Variable Rate Demand Notes¶– 15.0%
Bellevue 10 Apartments LLC (LOC: Northern Trust Company), 0.2400%, 4/1/60	3,450,000	3,450,000
Breckenridge Terrace LLC (LOC: Bank of America NA), 0.2400%, 5/2/39	14,980,000	14,980,000
Breckenridge Terrace LLC (LOC: Bank of America NA), 0.2400%, 5/2/39	4,000,000	4,000,000
Cellmark Inc (LOC: Swedbank AB NY), 0.1800%, 6/1/38	10,000,000	10,000,000
CG-USA SIMI VALLEY LP (LOC: FHLB San Francisco), 0.1900%, 10/1/60	3,900,000	3,900,000
County of Eagle CO (LOC: Bank of America NA), 0.2400%, 6/1/27	9,100,000	9,100,000
County of Eagle CO (LOC: Bank of America NA), 0.2400%, 5/2/39	8,000,000	8,000,000
Dorfman 2020 Family (LOC: FHLB of Dallas), 0.1800%, 8/1/40	5,285,000	5,285,000
Encinitas Senior Living LP (LOC: FHLB San Francisco), 0.1900%, 8/1/59	3,370,000	3,370,000
Griffin-Spalding County Development Authority (LOC: Bank of America NA),
0.1800%, 8/1/28	3,750,000	3,750,000
Jefferson Vista Canyon LLC (LOC: Comerica Bank), 0.2700%, 12/2/58	14,555,000	14,555,000
Lodi LV Loca LP (LOC: FHLB San Francisco), 0.1900%, 8/1/59	6,000,000	6,000,000
Michael Dennis Sullivan Irrevocable Trust (LOC: Wells Fargo Bank NA),

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	3

Janus Henderson Money Market Fund

Schedule of Investments (unaudited)

December 31, 2020

Principal Amounts		Value
Variable Rate Demand Notes¶– (continued)
0.1800%, 11/1/39	$11,375,000	$11,375,000
Mississippi Business Finance Corp (LOC: FHLB Dallas), 0.2500%, 12/1/35	4,625,000	4,625,000
Phoenix Realty Special Account-U LP (LOC: Northern Trust Company),
0.3700%, 4/1/25	1,675,000	1,675,000
SSAB AB (LOC: Swedbank AB NY), 0.1800%, 4/1/34	30,000,000	30,000,000
SSAB AB (LOC: Credit Agricole Corporate and Investment Bank),
0.1800%, 5/1/34	20,000,000	20,000,000
Steel Dust Recycling LLC (LOC: Comerica Bank), 0.2300%, 5/1/46	13,875,000	13,875,000
Sugar Creek Financial Corp LLC (LOC: Northern Trust Company),
0.2400%, 6/2/42	4,950,000	4,950,000
Tenderfoot Seasonal Housing LLC (LOC: Bank of America NA), 0.2400%, 7/2/35	5,700,000	5,700,000
Travis Way LLC (LOC: FHLB San Francisco), 0.1900%, 10/1/59	6,970,000	6,970,000
Total Variable Rate Demand Notes (cost $185,560,000)		185,560,000
Repurchase Agreementsë– 31.5%
Credit Agricole, New York, Joint repurchase agreement, 0.0500%, dated 12/31/20, maturing 1/4/21 to be repurchased at $10,000,056 collateralized by $7,906,791 in U.S. Treasuries 2.8750%, 5/15/49 with a value of $10,200,008	10,000,000	10,000,000
Goldman Sachs & Co., Joint repurchase agreement, 0.0600%, dated 12/31/20, maturing 1/4/21 to be repurchased at $65,000,433 collateralized by $64,949,667 in U.S. Government Agencies 0.7516% - 2.9178%, 5/20/49 - 7/16/50 with a value of $66,300,000	65,000,000	65,000,000
HSBC Securities (USA), Inc, Joint repurchase agreement, 0.0500%, dated 12/31/20, maturing 1/4/21 to be repurchased at $45,000,250 collateralized by $40,102,832 in U.S. Treasuries 0.7500% - 3.6250%, 2/15/21 - 11/15/47 with a value of $45,900,015	45,000,000	45,000,000
ING Financial Markets LLC, Joint repurchase agreement, 0.0600%, dated 12/31/20, maturing 1/4/21 to be repurchased at $65,000,433 collateralized by $61,252,455 in U.S. Government Agencies 2.0000% - 4.5000%, 8/1/27 - 11/1/50 with a value of $66,300,442	65,000,000	65,000,000
Royal Bank of Canada, NY Branch, Joint repurchase agreement, 0.0300%, dated 12/31/20, maturing 1/4/21 to be repurchased at $10,000,033 collateralized by $9,441,370 in U.S. Treasuries 0.2500% - 2.3750%, 10/31/24 - 7/15/29 with a value of $10,200,037	10,000,000	10,000,000
Royal Bank of Canada, NY Branch, Joint repurchase agreement, 0.0500%, dated 12/31/20, maturing 1/4/21 to be repurchased at $115,400,641 collateralized by $111,315,583 in U.S. Government Agencies 2.0000% - 22.2193%, 12/15/23 - 12/20/50 with a value of $117,708,654	115,400,000	115,400,000
Wells Fargo Securities LLC, Joint repurchase agreement, 0.0700%, dated 12/31/20, maturing 1/4/21 to be repurchased at $80,000,622 collateralized by $75,522,236 in U.S. Government Agencies 2.0000% - 6.5000%, 5/1/24 - 11/1/50 with a value of $81,600,635	80,000,000	80,000,000
Total Repurchase Agreements (cost $390,400,000)		390,400,000
Total Investments (total cost $1,248,985,849) – 100.8%		1,248,985,849
Liabilities, net of Cash, Receivables and Other Assets – (0.8)%		(9,312,950)
Net Assets – 100%		$1,239,672,899

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

4	DECEMBER 31, 2020

Janus Henderson Money Market Fund

Notes to Schedule of Investments and Other Information (unaudited)

LLC	Limited Liability Company
LOC	Letter of Credit
LP	Limited Partnership
PLC	Public Limited Company

Money market funds may hold securities with stated maturities of greater than 397 days when those securities have features that allow a fund to “put” back the security to the issuer or to a third party within 397 days of acquisition. The maturity dates shown in the security descriptions are the stated maturity dates.

4(2)

Securities sold under Section 4(2) of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 4(2) securities as of the period ended December 31, 2020 is $295,145,739, which represents 23.8% of net assets.

¶

Variable rate demand notes are not based on a published reference rate and spread; they are determined by the issuer or remarketing agent and current market conditions. The reference rate in the security description is as of December 31, 2020.

ë	The Fund may have elements of risk due to concentration of investments. Such concentrations may subject the Fund to additional risks.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2020. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Certificates of Deposit	$-	$207,899,876	$-
Commercial Paper	-	345,136,973	-
U.S. Government Agency Notes	-	49,995,404	-
U.S. Treasury Debt	-	69,993,596	-
Variable Rate Demand Notes	-	185,560,000	-
Repurchase Agreements	-	390,400,000	-
Total Assets	$-	$1,248,985,849	$-

Janus Investment Fund	5

Janus Henderson Money Market Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2020

Assets:
Investments, at value(1)	$858,585,849
Repurchase agreements, at value(2)	390,400,000
Cash	217,228
Non-interested Trustees' deferred compensation	28,564
Receivables:
Fund shares sold	3,674,579
Interest	113,656
Other assets	4
Total Assets	1,253,019,880
Liabilities:
Payables:	—
Investments purchased	8,150,000
Fund shares repurchased	4,991,364
Advisory fees	151,469
Non-interested Trustees' deferred compensation fees	28,564
Professional fees	23,225
Non-interested Trustees' fees and expenses	1,917
Dividends	442
Total Liabilities	13,346,981
Net Assets	$1,239,672,899
Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,239,684,427
Total distributable earnings (loss)	(11,528)
Total Net Assets	$1,239,672,899
Net Assets - Class D Shares	$1,224,527,496
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,224,543,046
Net Asset Value Per Share	$1.00
Net Assets - Class T Shares	$15,145,403
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	15,153,555
Net Asset Value Per Share	$1.00

(1) Includes cost of $858,585,849. (2) Includes cost of repurchase agreements of $390,400,000.

See Notes to Financial Statements.

6	DECEMBER 31, 2020

Janus Henderson Money Market Fund

Statement of Operations (unaudited)

For the period ended December 31, 2020

Investment Income:
Interest	$1,004,564
Other income	239
Total Investment Income	1,004,803
Expenses:
Advisory fees	1,250,558
Administration services fees:
Class D Shares	2,225,594
Class T Shares	26,822
Professional fees	22,559
Non-interested Trustees’ fees and expenses	12,574
Total Expenses	3,538,107
Less: Excess Expense Reimbursement and Waivers	(2,539,512)
Net Expenses	998,595
Net Investment Income/(Loss)	6,208
Net Realized Gain/(Loss) on Investments:
Investments	837
Total Net Realized Gain/(Loss) on Investments	837
Net Increase/(Decrease) in Net Assets Resulting from Operations	$7,045

See Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Money Market Fund

Statements of Changes in Net Assets

	Period ended December 31, 2020 (unaudited)	Year ended June 30, 2020

Operations:
Net investment income/(loss)	$6,208	$10,034,284
Net realized gain/(loss) on investments	837	(14)
Net Increase/(Decrease) in Net Assets Resulting from Operations	7,045	10,034,270
Dividends and Distributions to Shareholders:
Class D Shares	(6,136)	(9,899,556)
Class T Shares	(72)	(134,726)
Net Decrease from Dividends and Distributions to Shareholders	(6,208)	(10,034,282)
Capital Share Transactions:
Class D Shares	69,350,498	244,309,923
Class T Shares	1,987,258	1,113,599
Net Increase/(Decrease) from Capital Share Transactions	71,337,756	245,423,522
Net Increase/(Decrease) in Net Assets	71,338,593	245,423,510
Net Assets:
Beginning of period	1,168,334,306	922,910,796
End of period	$1,239,672,899	$1,168,334,306

See Notes to Financial Statements.

8	DECEMBER 31, 2020

Janus Henderson Money Market Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended December 31, 2020 (unaudited) and the year ended June 30	2020	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	—(2)	0.01	0.02	0.01	—(2)	—(2)
Net realized and unrealized gain/(loss)(2)	—	—	—	—	—	—
Total from Investment Operations	—	0.01	0.02	0.01	—	—
Less Dividends and Distributions:
Dividends (from net investment income)	—(2)	(0.01)	(0.02)	(0.01)	—(2)	—
Total Dividends and Distributions	—	(0.01)	(0.02)	(0.01)	—	—
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return*	0.00%	1.05%	1.80%	0.92%	0.16%	0.00%
Net Assets, End of Period (in thousands)	$1,224,527	$1,155,176	$910,866	$840,396	$865,718	$931,232
Average Net Assets for the Period (in thousands)	$1,205,837	$1,006,448	$886,310	$852,513	$907,340	$944,865
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.58%	0.62%	0.67%	0.67%	0.67%	0.67%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.16%	0.53%	0.57%	0.57%	0.57%	0.32%
Ratio of Net Investment Income/(Loss)	0.00%(3)	0.98%	1.79%	0.91%	0.15%	0.00%(3)

Class T Shares
For a share outstanding during the period ended December 31, 2020 (unaudited) and the year ended June 30	2020	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	—(2)	0.01	0.02	0.01	—(2)	—(2)
Net realized and unrealized gain/(loss)(2)	—	—	—	—	—	—
Total from Investment Operations	—	0.01	0.02	0.01	—	—
Less Dividends and Distributions:
Dividends (from net investment income)	—(2)	(0.01)	(0.02)	(0.01)	—(2)	—
Total Dividends and Distributions	—	(0.01)	(0.02)	(0.01)	—	—
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return*	0.00%	1.03%	1.79%	0.89%	0.02%	0.00%
Net Assets, End of Period (in thousands)	$15,145	$13,158	$12,045	$12,467	$13,763	$185,252
Average Net Assets for the Period (in thousands)	$13,727	$13,238	$11,795	$13,647	$56,389	$212,004
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.60%	0.65%	0.69%	0.69%	0.68%	0.68%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.16%	0.55%	0.59%	0.59%	0.56%	0.32%
Ratio of Net Investment Income/(Loss)	0.00%(3)	1.02%	1.76%	0.87%	0.01%	0.00%(3)

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

(3) Less than 0.005%.

See Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Money Market Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Money Market Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 45 Funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks capital preservation and liquidity with current income as a secondary objective.

The Fund offers two classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer both classes of shares.

The Fund is classified as a “retail money market fund,” as such term is defined in or interpreted under the rules governing money market funds. A retail money market fund is a money market fund that has policies and procedures reasonably designed to limit all beneficial owners of the Fund to natural persons, which means that the Fund’s Shares can only be held through individual investors. In order to make an initial investment in the Fund, the Fund requires that a shareholder provide certain information (e.g., Social Security number or government-issued identification) that confirms your eligibility to invest in the Fund. Accounts that are not beneficially owned by natural persons, such as business and limited liability company accounts, charitable or financial organizations, and corporate and S-Corp accounts, are not eligible to invest in the Fund, and will be involuntarily redeemed from the Fund after having been provided sufficient notice.

As a retail money market fund, the Fund may be subject to liquidity fees and/or redemption gates on fund redemptions if the Fund’s liquidity falls below required minimums because of market conditions or other factors. Liquidity fees and redemption gates are most likely to be imposed during times of extraordinary market stress. Pursuant to Rule 2a-7 under the 1940 Act, the Trustees are permitted to impose a liquidity fee on redemptions from the Fund (up to 2%) or a redemption gate to temporarily restrict redemptions from the Fund for up to 10 business days (in any 90-day period) in the event that the Fund’s weekly liquid assets fall below certain designated thresholds.

If the Fund’s weekly liquid assets fall below 30% of the Fund’s total assets, the Trustees are permitted, but not required, to (i) impose a liquidity fee of no more than 2% of the amount redeemed and/or (ii) impose a redemption gate to temporarily suspend the right of redemption. If the Fund’s weekly liquid assets fall below 10% of the Fund’s total assets, the Fund will impose, generally as of the beginning of the next business day, a liquidity fee of 1% of the amount redeemed unless the Trustees determine that such a fee would not be in the best interests of the Fund or determines that a lower or higher fee (subject to the 2% limit) would be in the best interests of the Fund. A liquidity fee or redemption gate may be imposed as early as the same day that the Fund's weekly liquid assets fall below the 30% or 10% thresholds.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting priciples ("US GAAP")).

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

10	DECEMBER 31, 2020

Janus Henderson Money Market Fund

Notes to Financial Statements (unaudited)

Liquidity

The Fund has adopted liquidity requirements (measured at the time of purchase) as noted:

The Fund will limit its investments in illiquid securities to 5% or less of its total assets.

Daily liquidity. The Fund will invest at least 10% of its total assets in “daily liquid assets,” which generally include cash (including demand deposits), direct obligations of the U.S. Government, securities (including repurchase agreements) that will mature or are subject to a demand feature that is exercisable and payable within one business day, and/or amounts receivable and due unconditionally within one business day on pending sales of portfolio securities.

Weekly liquidity. The Fund will invest at least 30% of its assets in “weekly liquid assets,” which generally include cash (including demand deposits), direct obligations of the U.S. Government, agency discount notes with remaining maturities of 60 days or less, and securities (including repurchase agreements) that will mature or are subject to a demand feature that is exercisable and payable within five business days.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Investments held by the Fund are valued utilizing the amortized cost method of valuation permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under the amortized cost method, which does not take into account unrealized capital gains or losses, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE.

Periodic review and monitoring of the valuation of short-term securities is performed in an effort to ensure that amortized cost approximates market value. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

Janus Investment Fund	11

Janus Henderson Money Market Fund

Notes to Financial Statements (unaudited)

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2020 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

Dividends, if any, are declared daily and distributed monthly for the Fund. Realized capital gains, if any, are declared and distributed in December. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

In the aftermath of the 2007-2008 financial crisis, the financial sector experienced reduced liquidity in credit and other fixed-income markets, and an unusually high degree of volatility, both domestically and internationally. In response to

12	DECEMBER 31, 2020

Janus Henderson Money Market Fund

Notes to Financial Statements (unaudited)

the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took a number of unprecedented steps designed to support the financial markets. For example, the enactment of the Dodd-Frank Act in 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. More recently, in response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record-low levels. Extremely low or negative interest rates may become more prevalent or may not work as intended. As there is little precedent for this situation, the impact on various markets that interest rate or other significant policy changes may have is unknown. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including Janus Capital or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU, commonly known as “Brexit,” which immediately led to significant market volatility around the world, as well as political, economic and legal uncertainty. The United Kingdom formally left the EU on January 31, 2020 and entered into an eleven-month transition period, which expired on December 31, 2020. The negative impact on not only the United Kingdom and European economies could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on the United Kingdom and/or Europe for their business activities and revenues. Any further exits from the EU, or an increase in the belief that such exits are likely or possible, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery

Janus Investment Fund	13

Janus Henderson Money Market Fund

Notes to Financial Statements (unaudited)

may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through its investments in certain securities, including, but not limited to, repurchase agreements and debt securities. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Credit Agricole, New York	$10,000,000	$—	$(10,000,000)	$—
Goldman Sachs & Co.	65,000,000	—	(65,000,000)	—
HSBC Securities (USA), Inc	45,000,000	—	(45,000,000)	—
ING Financial Markets LLC	65,000,000	—	(65,000,000)	—
Royal Bank of Canada, NY Branch	125,400,000	—	(125,400,000)	—
Wells Fargo Securities LLC	80,000,000	—	(80,000,000)	—

Total	$390,400,000	$—	$(390,400,000)	$—
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

All repurchase agreements are transacted under legally enforceable master repurchase agreements that give the Fund, in the event of default by the counterparty, the right to liquidate securities held and to offset receivables and payables with the counterparty. For financial reporting purposes, the Fund does not offset financial instruments' payables and receivables and related collateral on the Statement of Assets and Liabilities. Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest.

Repurchase Agreements

The Fund and other funds advised by Janus Capital or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In

14	DECEMBER 31, 2020

Janus Henderson Money Market Fund

Notes to Financial Statements (unaudited)

the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Sovereign Debt

The Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.

Variable and Floating Rate Notes

The Fund also may purchase variable and floating rate demand notes of corporations and other entities, which are unsecured obligations redeemable upon not more than 30 days’ notice. The Fund may purchase variable and floating rate demand notes of U.S. Government issuers or commercial banks. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days’ notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a seven day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid investment. The rate of interest on securities purchased by the Fund may be tied to short-term Treasury or other government securities or indices on securities that are permissible investments of the Fund, as well as other money market rates of interest. The Fund will not purchase securities whose values are tied to interest rates or indices that are not appropriate for the duration and volatility standards of a money market fund.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.20% of its average daily net assets.

Janus Capital has voluntarily agreed to waive one-half of the Fund’s investment advisory fee. Janus Capital may also voluntarily waive and/or reimburse additional fees to the extent necessary to assist the Fund in attempting to maintain a yield of at least 0.00%. These waivers and reimbursements are voluntary and could change or be terminated at any time at the discretion of Janus Capital. The voluntary advisory fee waiver was terminated effective February 1, 2020. There is no guarantee that the Fund will maintain a positive yield. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Effective February 1, 2020, Class D Shares and Class T Shares of the Fund compensate Janus Capital at an annual rate of 0.36% and 0.38%, respectively, of average daily net assets for providing certain administration services including, but not limited to, oversight and coordination of the Fund’s service providers, recordkeeping and registration functions and also to pay for costs such as shareholder servicing and custody. Prior to February 1, 2020, Class D Shares and Class T Shares the Fund compensated Janus Capital at an annual rate of 0.46% and 0.48%, respectively, for providing certain administration services. These amounts are disclosed as “Administration services fees” on the Statement of Operations. A portion of the Fund’s administration fee is paid to BNP Paribas Financial Services ("BPFS"). BPFS provides certain administrative services to the Fund, including services related to Fund accounting, calculation of the Fund’s daily NAV, and Fund audit, tax, and reporting obligations, pursuant to a sub-administration agreement with

Janus Investment Fund	15

Janus Henderson Money Market Fund

Notes to Financial Statements (unaudited)

Janus Capital on behalf of the Fund. Janus Capital does not receive any additional compensation, beyond the administration services fee for serving as administrator.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2020 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2020 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $251,025 were paid by the Trust to the Trustees under the Deferred Plan during the period ended December 31, 2020.

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2020, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended June 30, 2020
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$ (14)	$ -	$ (14)

5. Capital Share Transactions

	Period ended December 31, 2020		Year ended June 30, 2020
	Shares	Amount	Shares	Amount

Class D Shares:
Shares sold	444,395,182	$444,395,182	904,385,223	$904,385,223
Reinvested dividends and distributions	3,545	3,545	9,733,992	9,733,992
Shares repurchased	(375,048,228)	(375,048,229)	(669,809,288)	(669,809,292)
Net Increase/(Decrease)	69,350,499	$ 69,350,498	244,309,927	$244,309,923
Class T Shares:
Shares sold	10,175,648	$ 10,175,649	23,584,786	$ 23,584,786
Reinvested dividends and distributions	74	72	133,938	133,938
Shares repurchased	(8,188,463)	(8,188,463)	(22,605,125)	(22,605,125)
Net Increase/(Decrease)	1,987,259	$ 1,987,258	1,113,599	$ 1,113,599

16	DECEMBER 31, 2020

Janus Henderson Money Market Fund

Notes to Financial Statements (unaudited)

6. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2020 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	17

Janus Henderson Money Market Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Monthly Portfolio Holdings

The Fund files its complete holdings in a monthly report on Form N-MFP within 5 business days after each month end. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each Fund of Janus Investment Fund (together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreements for the Janus Henderson Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2020, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2021 through February 1, 2022, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees

18	DECEMBER 31, 2020

Janus Henderson Money Market Fund

Additional Information (unaudited)

reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital generally does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2020, approximately 75% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers, and for the 12 months ended September 30, 2020, approximately 62% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Janus Investment Fund	19

Janus Henderson Money Market Fund

Additional Information (unaudited)

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Developed World Bond Fund, the Trustees noted the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

20	DECEMBER 31, 2020

Janus Henderson Money Market Fund

Additional Information (unaudited)

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months

Janus Investment Fund	21

Janus Henderson Money Market Fund

Additional Information (unaudited)

ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

22	DECEMBER 31, 2020

Janus Henderson Money Market Fund

Additional Information (unaudited)

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory fees and any administration fees but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 10% under the average total expenses of the respective Broadridge Expense Group peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 9% under the average management fees for the respective Broadridge Expense Group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus

Janus Investment Fund	23

Janus Henderson Money Market Fund

Additional Information (unaudited)

Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to funds subadvised by Janus Capital and to the fees Janus Capital charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very distinct relative to retail funds; and (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; (4) 9 of 10 Janus Henderson Funds have lower management fees than similar funds subadvised by Janus Capital; and (5) 5 of 8 Janus Henderson Funds have lower management fees than similar separate accounts managed by Janus Capital.

The Trustees considered the fees for each Fund for its fiscal year ended in 2019, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

24	DECEMBER 31, 2020

Janus Henderson Money Market Fund

Additional Information (unaudited)

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Investment Fund	25

Janus Henderson Money Market Fund

Additional Information (unaudited)

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that, the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Venture Fund, the Trustees noted that, the Fund’s total expenses were below the peer group for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The

26	DECEMBER 31, 2020

Janus Henderson Money Market Fund

Additional Information (unaudited)

Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by Janus Capital were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that,

Janus Investment Fund	27

Janus Henderson Money Market Fund

Additional Information (unaudited)

although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 73% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. They also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) as the assets of some of the Janus Henderson Funds have declined in the past few years, certain of those Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined; (3) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (4) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by Janus Capital and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the

28	DECEMBER 31, 2020

Janus Henderson Money Market Fund

Additional Information (unaudited)

subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

Janus Investment Fund	29

Janus Henderson Money Market Fund

Useful Information About Your Fund Report (unaudited)

Performance Overviews

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

30	DECEMBER 31, 2020

Janus Henderson Money Market Fund

Useful Information About Your Fund Report (unaudited)

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	31

Janus Henderson Money Market Fund

Notes

NotesPage1

32	DECEMBER 31, 2020

Janus Henderson Money Market Fund

Notes

NotesPage2

Janus Investment Fund	33

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins and Intech are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors
125-24-93027 03-21

SEMIANNUAL REPORT December 31, 2020

Janus Henderson Multi-Sector Income Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Multi-Sector Income Fund

Janus Henderson Multi-Sector Income Fund (unaudited)

FUND SNAPSHOT

This dynamic, multi-sector income fund seeks high current income with lower volatility than a dedicated high-yield strategy. Our approach leverages a bottom-up, fundamentally driven process that focuses on identifying the best risk-adjusted opportunities across fixed income sectors.

John Kerschner co-portfolio manager	John Lloyd co-portfolio manager	Seth Meyer co-portfolio manager

PERFORMANCE OVERVIEW

For the six-month period ended December 31, 2020, the Janus Henderson Multi-Sector Fund’s Class I Shares returned 8.46% compared with 1.29% for its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

INVESTMENT ENVIRONMENT

Credit markets rallied as the economic outlook improved, bolstered in part by promising developments in COVID-19 vaccines and a market-friendly U.S. election outcome. The high-yield corporate bond market was particularly strong, outperforming investment-grade corporates, both on an absolute and a risk-adjusted basis, as investors became increasingly comfortable taking additional risk. Securitized products such as residential and commercial mortgages benefited from the improved outlook, but performance lagged corporate bonds. Falling Treasury prices partially offset the strength in credit markets as yields longer than two years rose with growing optimism for the economic recovery. The yield on the 10-year note closed December at 0.92%, up from 0.66% in June, while the short end of the yield curve remained relatively anchored on expectations of stable policy rates.

PERFORMANCE DISCUSSION

As the period progressed, the economic, political and vaccine-related news continued to affirm our more positive outlook. We sought opportunities across the credit sectors and the ratings spectrum, adding to high-yield corporate bonds, commercial-mortgage backed securities and bank loans. In the latter half of the period we increased focus on issuers with strong business models in the lower-rated tiers of the high-yield corporate market. We maintained our underweight in investment-grade corporates and a sizable position in high yield and moved further underweight agency mortgage-backed securities (MBS). While our underweight in investment-grade corporate bonds held back Fund returns relative to the benchmark, our asset allocation decisions, together with our long-standing zero weight in Treasuries, contributed strongly to relative outperformance.

In our investment-grade corporate allocation we increasingly favored exposure to BBB rated securities; our overweight and security selection in the BBB space was another meaningful contributor as investors grew more comfortable taking additional credit risk amid the improving economic outlook. Security selection was also strong in MBS, where we favored lower-coupon instruments that the Federal Reserve (Fed) was actively purchasing.

At the industry level, security selection in gaming and health care was particularly strong, while positioning in retailers and independent energy ultimately detracted.

DERIVATIVES USAGE

During the period, the Fund used forward foreign currency exchange contracts to hedge currency exposure back to the U.S. dollar and interest rate futures and swaps to help manage duration and efficiently express our view on the U.S. Treasury market. During the period, our use of derivatives detracted from relative results. Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

We remain positive on the outlook for credit markets, including corporate bonds and securitized products, believing it is appropriate to look past the months of instability COVID-19 may yet cause. In our view, corporate earnings are likely to improve significantly, and many companies have already begun a multi-year process of repairing their credit profiles. Further, given the generally low-yield environment in fixed income, we believe the income potential on corporate bonds and securitized products will remain relatively attractive.

Still, markets are forward looking and after the fourth quarter’s gains, particularly in high yield, it is important to assess how much of the recovery is already priced in. Spreads (yields over Treasuries) have tightened significantly across the credit markets, leaving us mindful that total returns in these sectors will likely be more modest in 2021. In the months ahead, we believe bottom-up analysis of securities and industries will be critical in

Janus Investment Fund	1

Janus Henderson Multi-Sector Income Fund (unaudited)

identifying potential opportunities and pitfalls and ultimately lead to improved risk-adjusted returns.

At the asset class level, we remain positive on high-yield corporate credit, recognizing the sector’s evolution toward higher quality since the Global Financial Crisis (as measured by the ratings breakdown in the Bloomberg Barclays U.S. High Yield Index), which suggests lower aggregate spreads are appropriate, everything else being equal. We also maintain a constructive outlook for bank loans and collateralized loan obligations (CLOs), as they offer, in our view, relatively attractive yields, liquidity and diversity from the corporate bond markets.

In the short term, risks to our generally positive outlook remain. The party controlling the U.S. Senate (as of this writing) has not yet been determined. And, given the low absolute level of yields across the government, corporate and securitized markets, rising interest rates or rising volatility in credit spreads could have an outsized impact on total returns. Maintaining diverse exposures remains prudent in this environment, and we expect to continue to hold a significant portion of the Fund’s assets in MBS to help offset volatility in the corporate credit markets.

Thank you for your investment in Janus Henderson Multi-Sector Income Fund.

2	DECEMBER 31, 2020

Janus Henderson Multi-Sector Income Fund (unaudited)

Fund At A Glance

December 31, 2020

Fund Profile
30-day Current Yield*	Without Reimbursement	With Reimbursement
Class A Shares NAV	2.58%	2.58%
Class A Shares MOP	2.46%	2.46%
Class C Shares**	1.80%	1.80%
Class D Shares	2.63%	2.63%
Class I Shares	2.77%	2.77%
Class N Shares	2.84%	2.84%
Class S Shares	1.94%	2.17%
Class T Shares	2.61%	2.61%
Weighted Average Maturity		5.2 Years
Average Effective Duration***		3.5 Years
* Yield will fluctuate.
** Does not include the 1.00% contingent deferred sales charge.
*** A theoretical measure of price volatility.

Ratings† Summary - (% of Total Investments)
AA	21.1%
A	2.2%
BBB	16.5%
BB	14.6%
B	21.7%
CCC	8.2%
CC	0.1%
Not Rated	26.3%
Other	-10.7%

† Credit ratings provided by Standard & Poor's (S&P), an independent credit rating agency. Credit ratings range from AAA (highest) to D (lowest) based on S&P's measures. Further information on S&P's rating methodology may be found at www.standardandpoors.com. Other rating agencies may rate the same securities differently. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change. "Not Rated" securities are not rated by S&P, but may be rated by other rating agencies and do not necessarily indicate low quality. "Other" includes cash equivalents, equity securities, and certain derivative instruments.

Significant Areas of Investment - (% of Net Assets)

Asset Allocation - (% of Net Assets)
Corporate Bonds	46.9%
Asset-Backed/Commercial Mortgage-Backed Securities	32.8%
Mortgage-Backed Securities	20.8%
Bank Loans and Mezzanine Loans	8.3%
Investment Companies	5.8%
Preferred Stocks	2.0%
Investments Purchased with Cash Collateral from Securities Lending	0.1%
Other	(16.7)%
100.0%

Janus Investment Fund	3

Janus Henderson Multi-Sector Income Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended December 31, 2020					Expense Ratios
	Fiscal Year-to-Date	One Year	Five Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV	8.33%	5.22%	6.04%	4.97%	0.92%	0.92%
Class A Shares at MOP	3.21%	0.20%	5.03%	4.22%
Class C Shares at NAV	8.03%	4.52%	5.29%	4.20%	1.71%	1.71%
Class C Shares at CDSC	7.03%	3.52%	5.29%	4.20%
Class D Shares	8.54%	5.50%	6.26%	5.14%	0.76%	0.76%
Class I Shares	8.46%	5.46%	6.31%	5.24%	0.70%	0.70%
Class N Shares	8.63%	5.55%	6.37%	5.28%	0.63%	0.63%
Class S Shares	8.43%	5.22%	6.05%	4.94%	1.50%	1.14%
Class T Shares	8.50%	5.41%	6.12%	5.04%	0.86%	0.86%
Bloomberg Barclays U.S. Aggregate Bond Index	1.29%	7.51%	4.44%	3.88%
Morningstar Quartile - Class I Shares	-	3rd	1st	1st
Morningstar Ranking - based on total returns for Multisector Bond Funds	-	209/359	65/289	26/238

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 4.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to for at least a one-year period commencing on October 28, 2020.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs),

4	DECEMBER 31, 2020

Janus Henderson Multi-Sector Income Fund (unaudited)

Performance

non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2020 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – February 28, 2014

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

Janus Investment Fund	5

Janus Henderson Multi-Sector Income Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/20)	Ending Account Value (12/31/20)	Expenses Paid During Period (7/1/20 - 12/31/20)†	Beginning Account Value (7/1/20)	Ending Account Value (12/31/20)	Expenses Paid During Period (7/1/20 - 12/31/20)†	Net Annualized Expense Ratio (7/1/20 - 12/31/20)
Class A Shares	$1,000.00	$1,083.30	$5.15	$1,000.00	$1,020.27	$4.99	0.98%
Class C Shares	$1,000.00	$1,080.30	$9.12	$1,000.00	$1,016.43	$8.84	1.74%
Class D Shares	$1,000.00	$1,085.40	$4.15	$1,000.00	$1,021.22	$4.02	0.79%
Class I Shares	$1,000.00	$1,084.60	$3.89	$1,000.00	$1,021.48	$3.77	0.74%
Class N Shares	$1,000.00	$1,086.30	$3.42	$1,000.00	$1,021.93	$3.31	0.65%
Class S Shares	$1,000.00	$1,084.30	$5.31	$1,000.00	$1,020.11	$5.14	1.01%
Class T Shares	$1,000.00	$1,085.00	$4.62	$1,000.00	$1,020.77	$4.48	0.88%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6	DECEMBER 31, 2020

Janus Henderson Multi-Sector Income Fund

Schedule of Investments (unaudited)

December 31, 2020

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– 32.8%
Aaset 2019-2 Trust, 6.4130%, 10/16/39 (144A)	$4,723,808	$2,151,578
Affirm Asset Securitization Trust 2020-A, 6.2300%, 2/18/25 (144A)	1,000,000	1,035,608
Alaska Airlines 2020-1 Class A Pass Through Trust, 4.8000%, 8/15/27 (144A)	8,070,000	8,887,602
Applebee's Funding LLC / IHOP Funding LLC, 4.1940%, 6/7/49 (144A)	2,393,003	2,342,025
Bain Capital Credit CLO Ltd 2019-1A E,
ICE LIBOR USD 3 Month + 6.5800%, 6.7978%, 4/18/32 (144A)‡	2,000,000	1,936,600
Barclays Comercial Mortgage Securities LLC 2018-TALL,
ICE LIBOR USD 1 Month + 2.4370%, 2.5956%, 3/15/37 (144A)‡	11,267,000	10,666,628
BBCCRE Trust 2015-GTP, 4.5626%, 8/10/33 (144A)‡	200,000	155,742
Benchmark Mortgage Trust 2020-IG1, 3.2447%, 9/15/43‡	7,100,000	5,882,676
BlueMountain CLO XXVI Ltd 2020-30A D,
ICE LIBOR USD 3 Month + 3.9000%, 0%, 1/15/33 (144A)‡	4,000,000	3,980,000
Business Jet Securities LLC 2019-1C, 6.9480%, 7/15/34 (144A)	4,280,040	4,309,883
Business Jet Securities LLC 2020-1A B, 3.9670%, 11/15/35 (144A)	7,719,472	7,756,602
BX Commercial Mortgage Trust 2018-BIOA,
ICE LIBOR USD 1 Month + 1.9511%, 2.1101%, 3/15/37 (144A)‡	3,700,000	3,699,819
BX Commercial Mortgage Trust 2018-BIOA F,
ICE LIBOR USD 1 Month + 2.4711%, 2.6301%, 3/15/37 (144A)‡	7,900,000	7,878,482
BX Commercial Mortgage Trust 2018-IND,
ICE LIBOR USD 1 Month + 1.7000%, 1.8590%, 11/15/35 (144A)‡	4,053,000	4,036,541
BX Commercial Mortgage Trust 2019-XL,
ICE LIBOR USD 1 Month + 2.0000%, 2.1590%, 10/15/36 (144A)‡	2,752,964	2,728,603
BX Commercial Mortgage Trust 2019-XL,
ICE LIBOR USD 1 Month + 2.6500%, 2.8090%, 10/15/36 (144A)‡	17,120,586	16,826,087
BX Commercial Mortgage Trust 2020-BXLP,
ICE LIBOR USD 1 Month + 2.5000%, 2.6590%, 12/15/36 (144A)‡	13,677,481	13,156,209
BX Trust 2019-OC11, 4.0755%, 12/9/41 (144A)‡	3,509,000	3,501,889
Carvana Auto Receivables Trust 2019-1, 5.6400%, 1/15/26 (144A)	6,000,000	6,372,762
Carvana Auto Receivables Trust 2019-2, 0%, 4/15/26 (144A)‡	445,000,000	3,782,500
Carvana Auto Receivables Trust 2019-4, 0%, 10/15/26 (144A)‡	242,500,000	3,152,500
Castlelake Aircraft Securitization Trust 2016-1, 6.1500%, 8/15/41	1,147,524	780,316
Castlelake Aircraft Securitization Trust 2018-1, 6.6250%, 6/15/43 (144A)	3,830,196	1,815,580
CBAM CLO Management 2020-13A A,
ICE LIBOR USD 3 Month + 1.4300%, 0%, 1/20/34 (144A)‡	6,000,000	6,013,800
CGDB Commercial Mortgage Trust 2019-MOB,
ICE LIBOR USD 1 Month + 2.0000%, 2.1586%, 11/15/36 (144A)‡	4,788,000	4,594,955
CGDB Commercial Mortgage Trust 2019-MOB,
ICE LIBOR USD 1 Month + 2.5500%, 2.7086%, 11/15/36 (144A)‡	4,900,000	4,653,882
CIFC Funding Ltd 2015-3A DR,
ICE LIBOR USD 3 Month + 2.5000%, 2.7178%, 4/19/29 (144A)‡	2,097,500	1,970,601
Citigroup Commercial Mortgage Trust 2018-C5, 0.5945%, 6/10/51‡,¤	41,032,845	1,765,047
Cold Storage Trust 2020-ICE5 F,
ICE LIBOR USD 1 Month + 3.4925%, 3.6511%, 11/15/37 (144A)‡	6,900,000	6,909,153
Connecticut Avenue Securities Trust 2016-C04,
ICE LIBOR USD 1 Month + 4.2500%, 4.3980%, 1/25/29‡	4,059,853	4,201,001
Connecticut Avenue Securities Trust 2018-R07,
ICE LIBOR USD 1 Month + 2.4000%, 2.5480%, 4/25/31 (144A)‡	1,270,439	1,269,121
Connecticut Avenue Securities Trust 2018-R07 1B1,
ICE LIBOR USD 1 Month + 4.3500%, 4.4980%, 4/25/31 (144A)‡	4,000,000	4,049,189
Connecticut Avenue Securities Trust 2019-R02,
ICE LIBOR USD 1 Month + 2.3000%, 2.4480%, 8/25/31 (144A)‡	5,591,096	5,577,117
Connecticut Avenue Securities Trust 2019-R02,
ICE LIBOR USD 1 Month + 4.1500%, 4.2980%, 8/25/31 (144A)‡	11,665,000	11,690,511
Connecticut Avenue Securities Trust 2019-R03,
ICE LIBOR USD 1 Month + 2.1500%, 2.2980%, 9/25/31 (144A)‡	7,449,655	7,426,522
Connecticut Avenue Securities Trust 2019-R06,
ICE LIBOR USD 1 Month + 2.1000%, 2.2480%, 9/25/39 (144A)‡	11,331,444	11,308,909
Connecticut Avenue Securities Trust 2020-R02,
ICE LIBOR USD 1 Month + 2.0000%, 2.1480%, 1/25/40 (144A)‡	6,915,603	6,867,000
Conn's Receivables Funding 2019-A LLC, 4.3600%, 10/16/23 (144A)	1,267,509	1,275,220

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Multi-Sector Income Fund

Schedule of Investments (unaudited)

December 31, 2020

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– (continued)
Conn's Receivables Funding 2019-A LLC, 5.2900%, 10/16/23 (144A)	$1,267,509	$1,248,159
Conn's Receivables Funding 2019-B LLC, 4.6000%, 6/17/24 (144A)	5,000,000	5,012,723
Cosmopolitan Hotel Trust 2017,
ICE LIBOR USD 1 Month + 3.0000%, 3.1586%, 11/15/36 (144A)‡	9,817,000	9,448,776
Credit Suisse Commercial Mortgage Trust 2019-ICE4 F,
ICE LIBOR USD 1 Month + 2.6500%, 2.8090%, 5/15/36 (144A)‡	13,980,000	13,797,370
Credit Suisse Commercial Mortgage Trust 2020-TMIC A,
ICE LIBOR USD 1 Month + 3.0000%, 3.2500%, 12/15/35 (144A)‡	14,800,000	14,865,380
Credit Suisse Commercial Mortgage Trust 2020-UNFI, 4.1682%, 12/6/22‡	15,000,000	15,098,811
DBCCRE Mortgage Trust 2014-ARCP E, 4.9345%, 1/10/34 (144A)‡	2,848,000	2,870,999
DBCCRE Mortgage Trust 2014-ARCP F, 4.9345%, 1/10/34 (144A)‡	11,442,000	11,242,606
Dryden Senior Loan Fund 2017-50A E,
ICE LIBOR USD 3 Month + 6.2600%, 6.4969%, 7/15/30 (144A)‡	2,400,000	2,338,800
Dryden Senior Loan Fund 2020-77A D2,
ICE LIBOR USD 3 Month + 4.0000%, 4.2238%, 5/20/31 (144A)‡	2,750,000	2,725,525
Dryden Senior Loan Fund 2020-83A D,
ICE LIBOR USD 3 Month + 3.5000%, , 1/18/32 (144A)‡	6,000,000	5,901,600
ECAF I Ltd, 5.8020%, 6/15/40 (144A)	3,478,533	2,304,502
Exeter Automobile Receivables Trust 2019-1, 5.2000%, 1/15/26 (144A)	1,920,000	2,033,287
Exeter Automobile Receivables Trust 2020-1A E, 3.7400%, 1/15/27 (144A)	3,000,000	3,066,567
Exeter Automobile Receivables Trust 2020-2A E, 7.1900%, 9/15/27 (144A)	1,017,000	1,154,201
ExteNet Issuer LLC, 5.2190%, 7/26/49 (144A)	2,000,000	2,031,111
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 5.0000%, 5.1480%, 7/25/25‡	5,506,884	5,566,702
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 5.7000%, 5.8480%, 4/25/28‡	4,957,366	5,179,773
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 2.0000%, 2.1480%, 3/25/31‡	6,755,148	6,686,500
Fannie Mae REMICS, ICE LIBOR USD 1 Month + 55.0000%, 53.2978%, 10/25/40‡	588,203	2,702,631
Fannie Mae REMICS, 3.0000%, 5/25/48	26,426	28,373
Fannie Mae REMICS, ICE LIBOR USD 1 Month + 6.0500%, 5.9020%, 8/25/48‡,¤	12,774,520	2,385,124
First Investors Auto Owner Trust 2018-1, 7.1600%, 8/15/25 (144A)	5,026,000	5,251,140
First Key Homes Trust 2020-SFR1, 3.6380%, 9/17/25 (144A)	2,000,000	2,064,261
FirstKey Homes Trust 2020-SFR2 F1, 3.0170%, 10/19/37 (144A)	12,000,000	11,967,828
Foursight Capital Auto Receivables Trust 2020-1 E, 3.4900%, 4/15/26 (144A)	1,340,000	1,377,227
Foursight Capital Auto Receivables Trust 2020-1 F, 4.6200%, 6/15/27 (144A)	1,250,000	1,263,100
Freddie Mac Multifamily Structured Pass Through Certificates,
2.2903%, 10/25/28‡,¤	37,500,000	5,393,350
Freddie Mac Multifamily Structured Pass Through Certificates,
4.2543%, 4/25/34‡,¤	8,625,000	2,836,451
Freddie Mac Multifamily Structured Pass Through Certificates,
1.8696%, 11/25/47‡,¤	34,724,489	4,602,620
Freddie Mac Multifamily Structured Pass Through Certificates K112,
3.0014%, 7/25/48‡,¤	10,810,000	2,383,133
Freddie Mac Multifamily Structured Pass Through Certificates K116,
3.0210%, 9/25/47‡,¤	25,620,000	5,758,231
Freddie Mac Structured Agency Credit Risk Debt Notes 2020-HQA3 B1,
ICE LIBOR USD 1 Month + 5.7500%, 5.8980%, 7/25/50 (144A)‡	5,400,000	5,739,250
Freddie Mac Structured Agency Credit Risk Debt Notes 2020-HQA3 M2,
ICE LIBOR USD 1 Month + 3.6000%, 3.7480%, 7/25/50 (144A)‡	4,500,000	4,522,296
Freddie Mac Structured Agency Credit Risk Debt Notes 2020-HQA4 B1,
ICE LIBOR USD 1 Month + 5.2500%, 5.3980%, 9/25/50 (144A)‡	8,939,000	9,244,452
Freddie Mac Structured Agency Credit Risk Debt Notes 2020-HQA5 B1,
US 30 Day Average SOFR + 4.0000%, 4.0817%, 11/25/50 (144A)‡	5,441,430	5,522,526
FREMF Mortgage Trust 2018-KF45,
ICE LIBOR USD 1 Month + 1.9500%, 2.1034%, 3/25/25 (144A)‡	984,321	945,506
FREMF Mortgage Trust 2019-KBF3,
ICE LIBOR USD 1 Month + 2.5000%, 2.6534%, 1/25/29 (144A)‡	12,647,000	12,304,182

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	DECEMBER 31, 2020

Janus Henderson Multi-Sector Income Fund

Schedule of Investments (unaudited)

December 31, 2020

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– (continued)
FREMF Mortgage Trust 2019-KF72,
ICE LIBOR USD 1 Month + 2.1000%, 2.2534%, 11/25/26 (144A)‡	$4,768,394	$4,627,959
Golden Tree Loan Management US CLO1 Ltd,
ICE LIBOR USD 3 Month + 2.6500%, 2.8684%, 4/20/29 (144A)‡	12,000,000	11,535,600
Government National Mortgage Association,
ICE LIBOR USD 1 Month + 5.5500%, 5.3984%, 1/20/44‡,¤	624,718	117,168
Government National Mortgage Association,
ICE LIBOR USD 1 Month + 5.6000%, 5.4484%, 8/20/44‡,¤	9,369,443	1,740,564
Government National Mortgage Association,
ICE LIBOR USD 1 Month + 5.6800%, 5.5284%, 10/20/45‡,¤	12,443,319	2,386,220
Government National Mortgage Association,
ICE LIBOR USD 1 Month + 6.0500%, 5.8984%, 4/20/46‡,¤	8,632,186	1,795,159
Government National Mortgage Association,
ICE LIBOR USD 1 Month + 6.1500%, 5.9969%, 10/16/55‡,¤	731,758	158,151
Government National Mortgage Association, 0.4626%, 1/16/60‡,¤	21,974,317	921,605
Great Wolf Trust,
ICE LIBOR USD 1 Month + 2.7320%, 2.8910%, 12/15/36 (144A)‡	13,500,000	12,150,451
Great Wolf Trust,
ICE LIBOR USD 1 Month + 3.1310%, 3.2900%, 12/15/36 (144A)‡	3,899,000	3,474,333
GS Mortgage Securities Trust 2012-GC6 C, 5.6506%, 1/10/45 (144A)‡	5,193,000	5,068,459
GS Mortgage Securities Trust 2020-UPTN E, 3.2460%, 2/10/37 (144A)‡	3,000,000	2,830,998
GS Mortgage Securities Trust 2020-UPTN F, 3.2460%, 2/10/37 (144A)‡	2,500,000	2,286,862
Hertz Fleet Lease Funding LP 2017-1 E, 5.8000%, 4/10/31 (144A)	2,500,000	2,525,339
Hertz Fleet Lease Funding LP 2018-1 E, 5.5500%, 5/10/32 (144A)	1,870,000	1,882,911
Hertz Fleet Lease Funding LP 2019-1 E, 4.6200%, 1/10/33 (144A)	2,562,000	2,581,736
HIN Timeshare Trust 2020-A, 3.4200%, 10/9/39 (144A)	1,111,769	1,148,843
InSite Issuer LLC 2018 - 1A C, 6.1150%, 12/15/48 (144A)	2,110,169	2,293,539
InSite Issuer LLC 2020 -1A C, 4.2130%, 9/15/50 (144A)	3,000,000	3,079,076
KNDL Mortgage Trust 2019-KNSQ F,
ICE LIBOR USD 1 Month + 2.0000%, 2.1590%, 5/15/36 (144A)‡	2,000,000	1,948,601
LoanMe Trust SBL 2019-1, 5.2500%, 8/15/30 (144A)	759,162	750,646
LoanMe Trust SBL 2019-1, 10.0000%, 8/15/30 (144A)Ç	5,800,000	5,742,000
Madison Park Funding Ltd,
ICE LIBOR USD 3 Month + 3.5000%, 3.7369%, 1/15/33 (144A)‡	17,000,000	16,211,200
Magnetite XXII Ltd,
ICE LIBOR USD 3 Month + 3.6500%, 3.8869%, 4/15/31 (144A)‡	3,250,000	3,230,175
Mello Warehouse Securitization Trust 2019-1,
ICE LIBOR USD 1 Month + 2.3500%, 2.4980%, 6/25/52 (144A)‡	9,010,000	9,262,444
Mello Warehouse Securitization Trust 2019-2,
ICE LIBOR USD 1 Month + 2.4000%, 2.5480%, 11/25/52 (144A)‡	8,020,000	8,167,094
MRCD 2019-MARK Mortgage Trust, 2.7175%, 12/15/36 (144A)	21,000,000	19,275,018
Multifamily Connecticut Avenue Securities Trust 2019-01,
ICE LIBOR USD 1 Month + 3.2500%, 3.3980%, 10/15/49 (144A)‡	13,756,000	12,861,687
Multifamily Connecticut Avenue Securities Trust 2020-01,
ICE LIBOR USD 1 Month + 3.7500%, 3.8980%, 3/25/50 (144A)‡	7,500,000	7,291,810
Neuberger Berman CLO Ltd,
ICE LIBOR USD 3 Month + 2.8000%, 3.0223%, 1/28/30 (144A)‡	6,000,000	5,716,800
Oak Hill Credit Partners 2019-2A D,
ICE LIBOR USD 3 Month + 4.0000%, 4.2086%, 4/21/31 (144A)‡	3,500,000	3,481,100
Oak Street Investment Grade Net Lease Fund 2020-1A A5,
3.3900%, 11/20/50 (144A)	12,580,000	12,561,506
Oak Street Investment Grade Net Lease Fund 2020-1A B1,
5.1100%, 11/20/50 (144A)	4,499,000	4,499,000
Oasis Securitisation 2020-2A, 4.2624%, 5/15/32 (144A)	2,689,080	2,695,001
OCP CLO Ltd, ICE LIBOR USD 3 Month + 3.0000%, 3.2148%, 4/24/29 (144A)‡	6,000,000	5,832,600
Octagon Investment Partners 40 Ltd,
ICE LIBOR USD 3 Month + 3.8000%, 4.0184%, 4/20/31 (144A)‡	5,000,000	4,962,000
Octagon Investment Partners XXI Ltd 2014-1A CCR,
ICE LIBOR USD 3 Month + 3.9500%, 4.3740%, 2/14/31 (144A)‡	4,500,000	4,465,800
OneMain Direct Auto Receivables Trust 2019-1, 4.6800%, 4/14/31 (144A)	6,752,000	7,552,638

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Multi-Sector Income Fund

Schedule of Investments (unaudited)

December 31, 2020

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– (continued)
Palmer Square Loan Funding 2019-4 Ltd,
ICE LIBOR USD 3 Month + 3.2500%, 3.4648%, 10/24/27 (144A)‡	$4,750,000	$4,714,850
Palmer Square Loan Funding 2020-2 Ltd,
ICE LIBOR USD 3 Month + 3.0000%, 3.2184%, 4/20/28 (144A)‡	7,000,000	6,916,700
Palmer Square Loan Funding 2020-4A C,
ICE LIBOR USD 3 Month + 3.6000%, 0%, 11/25/28 (144A)‡	3,000,000	2,988,900
Pawnee Equipment Receivables Series 2019-1 LLC, 3.8000%, 1/15/26 (144A)	4,367,000	4,351,055
Pawnee Equipment Receivables Series 2020-1 LLC, 5.4300%, 7/15/27 (144A)	6,065,000	5,838,846
Perimeter Master Note Business Trust, 5.2100%, 5/15/24 (144A)	2,250,000	2,277,516
Planet Fitness Master Issuer LLC 2019-1A, 3.8580%, 12/5/49 (144A)	4,130,280	4,018,183
Preston Ridge Partners Mortgage Trust 2019-3A, 4.4580%, 7/25/24 (144A)Ç	7,335,000	7,221,566
Preston Ridge Partners Mortgage Trust 2019-4A, 4.6540%, 11/25/24 (144A)Ç	7,000,000	6,900,933
Preston Ridge Partners Mortgage Trust 2019-GS1, 4.7500%, 10/25/24 (144A)‡	4,055,087	4,040,444
Preston Ridge Partners Mortgage Trust 2020-2, 3.6710%, 8/25/25 (144A)Ç	1,862,516	1,869,360
PRIMA Capital Ltd, 4.2500%, 12/25/50 (144A)	8,500,000	7,926,114
Progress Residential Trust 2020-SFR3 F, 2.7960%, 10/17/27 (144A)	6,150,000	6,105,343
Project Silver, 6.9000%, 7/15/44 (144A)	898,315	415,994
Prosper Marketplace Issuance Trust 2018-2A, 5.5000%, 10/15/24 (144A)	10,952,812	11,029,547
Raptor Aircraft Finance I LLC, 4.2130%, 8/23/44 (144A)	11,216,504	9,458,353
Santander Consumer Auto Receivables Trust 2020-BA, 4.1300%, 1/15/27 (144A)	1,500,000	1,538,483
Santander Prime Auto Issuance Notes Trust 2018-A, 6.8000%, 9/15/25 (144A)	2,682,174	2,712,713
Sequoia Mortgage Trust 2018-8, 0.2676%, 11/25/48 (144A)‡,¤	90,624,411	132,855
ServiceMaster Brands 2020-1 A2I, 2.8410%, 1/30/51 (144A)	6,783,000	6,849,481
Sierra Receivables Funding Co LLC 2020-2A C, 3.5100%, 7/20/37 (144A)	2,532,157	2,566,873
Sierra Receivables Funding Co LLC 2020-2A D, 6.5900%, 7/20/37 (144A)	2,603,902	2,684,144
Sierra Timeshare 2019-1 Receivables Funding LLC, 4.7500%, 1/20/36 (144A)	1,262,618	1,265,273
Sierra Timeshare 2019-2 Receivables Funding LLC, 4.5400%, 5/20/36 (144A)	3,670,029	3,664,121
SoFi Consumer Loan Program 2019-1 Trust, 4.4200%, 2/25/28 (144A)	3,360,000	3,457,919
SoFi Consumer Loan Program 2019-2 Trust, 4.2000%, 4/25/28 (144A)	1,900,000	1,948,378
Sprite 2017-1 Ltd, 6.9000%, 12/15/37 (144A)	3,423,819	1,542,501
Spruce Hill Mortgage Loan Trust 2020-SH2, 3.4070%, 6/25/55 (144A)‡	15,912,585	17,622,659
Station Place Securitization Trust Series 2020-WL1,
ICE LIBOR USD 1 Month + 2.2500%, 2.3980%, 6/25/51 (144A)‡	10,000,000	9,997,840
Summit Issuer LLC 2020-1A A2, 2.2900%, 12/20/50 (144A)	6,000,000	6,001,200
Summit Issuer LLC 2020-1A B, 3.1790%, 12/20/50 (144A)	2,500,000	2,500,190
Tesla Auto Lease Trust 2020-A, 4.6400%, 8/20/24 (144A)	1,430,000	1,488,879
UBS-Barclays Commercial Mortgage Trust 2013-C5 C, 4.0967%, 3/10/46 (144A)‡	5,000,000	4,851,416
United Auto Credit Securitization Trust 2019-1, 4.2900%, 8/12/24 (144A)	2,000,000	2,052,676
United Auto Credit Securitization Trust 2019-1 F, 6.0500%, 1/12/26 (144A)	4,000,000	4,077,906
United Auto Credit Securitization Trust 2020-1, 5.1900%, 2/10/25 (144A)	1,500,000	1,544,365
Upstart Securitization Trust 2019-2 C, 4.7830%, 9/20/29 (144A)	13,032,000	13,117,865
Upstart Securitization Trust 2019-3 C, 5.3810%, 1/21/30 (144A)	5,000,000	5,073,757
Upstart Securitization Trust 2020-3 C, 6.2500%, 11/20/30 (144A)	6,000,000	6,257,725
VB-S1 Issuer LLC, 5.2500%, 2/15/48 (144A)	664,000	680,413
VB-S1 Issuer LLC 2020-2A B, 3.2290%, 9/15/50 (144A)	5,675,000	5,709,513
VB-S1 Issuer LLC 2020-2A C, 4.4590%, 9/15/50 (144A)	3,208,000	3,214,643
VCAT Asset Securitization LLC 2020-NPL1, 3.6710%, 8/25/50 (144A)Ç	1,738,800	1,738,780
Verus Securitization Trust 2018-INV1,
ICE LIBOR USD 12 Month + 2.7500%, 5.6480%, 3/25/58 (144A)‡	2,600,000	2,600,000
Voya CLO Ltd 2018-2A E,
ICE LIBOR USD 3 Month + 5.2500%, 5.4869%, 7/15/31 (144A)‡	1,625,000	1,478,588
Vx Cargo 2018-1 Trust, 5.4380%, 12/15/33 (144A)	3,785,467	3,766,017
Westgate Resorts 2020-1A, 6.2130%, 3/20/34 (144A)	2,457,510	2,577,247
Westlake Automobile Receivables Trust 2018-2, 6.0400%, 1/15/25 (144A)	1,600,000	1,634,568
Westlake Automobile Receivables Trust 2019-1, 5.6700%, 2/17/26 (144A)	2,000,000	2,041,093
Willis Engine Securitization Trust 2020-A B, 4.2120%, 3/15/45 (144A)	10,792,076	7,817,759
Willis Engine Securitization Trust 2020-A C, 6.6570%, 3/15/45 (144A)	2,256,295	1,107,645
Z Capital Credit Partners CLO 2018-1A A2 Ltd,
ICE LIBOR USD 3 Month + 1.5600%, 1.8309%, 1/16/31 (144A)‡	3,090,000	3,086,601

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	DECEMBER 31, 2020

Janus Henderson Multi-Sector Income Fund

Schedule of Investments (unaudited)

December 31, 2020

Shares or Principal Amounts			Value
Asset-Backed/Commercial Mortgage-Backed Securities– (continued)
Z Capital Credit Partners CLO 2019-1 Ltd,
ICE LIBOR USD 3 Month + 1.6400%, 1.8701%, 7/16/31 (144A)‡	$12,750,000		$12,748,725
Z Capital Credit Partners CLO 2019-1 Ltd,
ICE LIBOR USD 3 Month + 2.7000%, 2.9301%, 7/16/31 (144A)‡	4,000,000		3,976,000
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $852,252,623)			837,585,941
Bank Loans and Mezzanine Loans– 8.3%
Basic Industry – 0.3%
Aruba Investments Holdings LLC,
ICE LIBOR USD 3 Month + 7.7500%, 8.5000%, 11/24/28‡	5,786,000		5,786,000
Rohm Holding GmbH, ICE LIBOR USD 6 Month + 5.0000%, 5.3155%, 7/31/26‡	2,263,772		2,191,287
			7,977,287
Capital Goods – 0.7%
CP Atlas Buyer Inc, ICE LIBOR USD 1 Month + 4.5000%, 5.2500%, 11/23/27ƒ,‡	2,231,979		2,234,769
LABL Inc, ICE LIBOR USD 1 Month + 4.5000%, 4.6468%, 7/1/26‡	954,971		956,477
White Cap Buyer LLC, ICE LIBOR USD 3 Month + 4.0000%, 4.5000%, 10/19/27‡	13,123,360		13,106,955
			16,298,201
Communications – 1.7%
CCI Buyer Inc, ICE LIBOR USD 1 Month + 4.0000%, 5.0000%, 12/10/27ƒ,‡	5,807,162		5,797,464
Consolidated Communications Inc,
ICE LIBOR USD 1 Month + 4.7500%, 5.7500%, 10/2/27‡	2,316,280		2,329,384
Eagle Broadband Investments LLC,
ICE LIBOR USD 3 Month + 3.0000%, 3.7500%, 11/12/27‡	4,553,000		4,544,486
Entravision Communications Corp,
ICE LIBOR USD 1 Month + 2.7500%, 2.8968%, 11/29/24‡	1,475,499		1,441,758
Formula One Management Ltd,
ICE LIBOR USD 1 Month + 2.5000%, 3.5000%, 2/1/24‡	6,184,565		6,109,484
GCI LLC, ICE LIBOR USD 1 Month + 2.7500%, 3.5000%, 10/15/25ƒ,‡	10,397,051		10,350,702
Lions Gate Capital Holdings LLC,
ICE LIBOR USD 1 Month + 1.7500%, 1.8968%, 3/22/23‡	6,450,320		6,458,428
Traviata BV,
Euro Interbank Offered Rate 3 Month + 5.0000%, 5.0000%, 12/18/26‡	4,500,000	EUR	5,377,606
Virgin Media SFA Finance Ltd,
ICE LIBOR USD 1 Month + 3.2500%, 3.2759%, 11/15/27‡	550,000	GBP	733,446
			43,142,758
Consumer Cyclical – 2.2%
18 Fremont Street Acquisition LLC,
ICE LIBOR USD 3 Month + 8.0000%, 9.5000%, 8/9/25‡	9,683,813		9,586,975
Boardriders Inc, ICE LIBOR USD 3 Month + 6.5000%, 7.5000%, 4/23/24‡	4,766,420		1,668,247
Boardriders Inc, ICE LIBOR USD 3 Month + 8.0000%, 8.2203%, 4/23/24‡,¢	1,279		1,279
CoreCivic Inc, ICE LIBOR USD 1 Month + 4.5000%, 5.5000%, 12/18/24‡	8,213,598		8,194,720
Loire Finco Luxembourg,
Euro Interbank Offered Rate 3 Month + 3.2500%, 3.2500%, 4/21/27‡	2,660,000	EUR	3,208,558
Loire Finco Luxembourg, ICE LIBOR USD 1 Month + 3.5000%, 3.6468%, 4/21/27‡	11,532,122		11,329,804
Spectacle Gary Holdings LLC,
ICE LIBOR USD 1 Month + 8.0000%, 11.2500%, 12/23/25ƒ,‡	232,140		232,140
Spectacle Gary Holdings LLC,
ICE LIBOR USD 3 Month + 9.0000%, 11.0000%, 12/23/25‡	3,203,535		3,203,535
Tacala Investment Corp, ICE LIBOR USD 1 Month + 3.5000%, 4.5000%, 2/5/27‡	7,061,834		7,010,602
Tacala Investment Corp, ICE LIBOR USD 1 Month + 7.5000%, 8.2500%, 2/4/28‡	5,683,991		5,594,013
Woof Holdings Inc, ICE LIBOR USD 1 Month + 7.2500%, 8.0000%, 12/21/28‡	1,707,290		1,711,558
Zaxby's Operating Co LP,
ICE LIBOR USD 1 Month + 6.5000%, 7.2500%, 12/28/28ƒ,‡	4,833,254		4,881,587
			56,623,018
Consumer Non-Cyclical – 1.0%
Change Healthcare Holdings LLC,
ICE LIBOR USD 3 Month + 2.5000%, 3.5000%, 3/1/24‡	3,900,416		3,922,591
CryoLife Inc, ICE LIBOR USD 3 Month + 3.2500%, 4.2500%, 12/2/24‡	3,268,568		3,268,763
FC Compassus LLC, ICE LIBOR USD 3 Month + 5.0000%, 6.0000%, 12/31/26‡	9,800,720		9,751,459
Lannett Co Inc, ICE LIBOR USD 3 Month + 5.3750%, 6.3750%, 11/25/22‡	5,740,494		5,717,629

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Multi-Sector Income Fund

Schedule of Investments (unaudited)

December 31, 2020

Shares or Principal Amounts			Value
Bank Loans and Mezzanine Loans– (continued)
Consumer Non-Cyclical– (continued)
Surgery Center Holdings Inc,
ICE LIBOR USD 1 Month + 3.2500%, 4.2500%, 9/3/24‡	$2,688,222		$2,645,382
			25,305,824
Technology – 2.4%
Ahead DB Holdings LLC, ICE LIBOR USD 3 Month + 5.0000%, 6.0000%, 10/18/27‡	11,040,000		10,836,422
Camelot Finance SA, ICE LIBOR USD 1 Month + 3.0000%, 3.1468%, 10/30/26‡	5,326,229		5,310,709
Cornerstone OnDemand Inc,
ICE LIBOR USD 1 Month + 4.2500%, 4.3938%, 4/22/27‡	6,713,243		6,753,275
Epicor Software Corp, ICE LIBOR USD 1 Month + 4.2500%, 5.2500%, 7/30/27‡	7,378,873		7,432,432
Excelitas Technologies, ICE LIBOR USD 3 Month + 7.5000%, 8.5000%, 12/1/25‡	1,350,000		1,347,476
Finastra USA Inc, ICE LIBOR USD 3 Month + 3.5000%, 4.5000%, 6/13/24‡	7,439,258		7,278,867
Helios Software Holdings Inc,
ICE LIBOR USD 3 Month + 4.2500%, 4.5193%, 10/24/25‡	5,741,401		5,717,657
Refinitiv US Holdings Inc,
ICE LIBOR USD 1 Month + 3.2500%, 3.3968%, 10/1/25‡	5,309,400		5,311,913
RSA Security LLC, ICE LIBOR USD 6 Month + 5.0000%, 6.0000%, 9/1/27‡	11,898,000		11,931,433
			61,920,184
Total Bank Loans and Mezzanine Loans (cost $211,573,500)			211,267,272
Corporate Bonds– 46.9%
Banking – 2.8%
Banco La Hipotecaria SA, 5.5000%, 9/15/23 (144A)	5,700,000		6,278,121
Bank of America Corp, ICE LIBOR USD 3 Month + 2.6640%, 4.3000%, 1/24/70‡	2,512,000		2,590,023
Bank of New York Mellon Corp,
US Treasury Yield Curve Rate 5 Year + 4.3580%, 4.7000%‡,µ	2,998,000		3,306,194
Citigroup Inc, ICE LIBOR USD 3 Month + 3.9050%, 5.9500%‡,µ	9,973,000		10,895,502
Credit Suisse Group AG,
US Treasury Yield Curve Rate 5 Year + 3.5540%, 4.5000% (144A)‡,µ	3,282,000		3,298,082
Discover Financial Services,
US Treasury Yield Curve Rate 5 Year + 5.7830%, 6.1250%, 6/22/70‡	9,628,000		10,855,570
HSBC Holdings PLC, SOFR + 1.2900%, 1.5890%, 5/24/27‡	16,601,000		16,877,649
HSBC Holdings PLC, SOFR + 1.9470%, 2.3570%, 8/18/31‡	5,226,000		5,394,427
JPMorgan Chase & Co, SOFR + 3.3800%, 5.0000%, 7/31/69‡	3,476,000		3,656,858
JPMorgan Chase & Co, SOFR + 3.1250%, 4.6000%, 1/23/70‡	2,512,000		2,593,640
JPMorgan Chase & Co, SOFR + 2.7450%, 4.0000%, 2/24/70‡	1,507,000		1,531,489
SVB Financial Group, 3.1250%, 6/5/30	2,776,000		3,123,929
			70,401,484
Basic Industry – 4.1%
Allegheny Technologies Inc, 7.8750%, 8/15/23	5,636,000		6,167,700
Anglo American Capital PLC, 5.3750%, 4/1/25 (144A)	5,318,000		6,223,422
Aruba Investments Inc, 8.7500%, 2/15/23 (144A)	6,861,000		6,929,610
Ashland Services BV, 2.0000%, 1/30/28 (144A)	2,260,000	EUR	2,750,223
Atotech Alpha 2 BV, 8.7500%, 6/1/23 (144A)	7,196,428		7,250,401
CSN Islands XI Corp, 6.7500%, 1/28/28 (144A)	7,343,000		7,948,797
Element Solutions Inc, 3.8750%, 9/1/28 (144A)	4,950,000		5,092,313
First Quantum Minerals Ltd, 7.2500%, 4/1/23 (144A)	11,509,000		11,862,039
First Quantum Minerals Ltd, 6.5000%, 3/1/24 (144A)	10,202,000		10,482,555
Hudbay Minerals Inc, 7.6250%, 1/15/25 (144A)	4,653,000		4,833,304
Hudbay Minerals Inc, 6.1250%, 4/1/29 (144A)	6,957,000		7,496,167
Infrabuild Australia Pty Ltd, 12.0000%, 10/1/24 (144A)	3,398,000		3,436,228
Kraton Polymers LLC/Kraton Polymers Capital Corp, 4.2500%, 12/15/25 (144A)	4,209,000		4,293,601
Nutrition & Biosciences Inc, 3.2680%, 11/15/40 (144A)	4,528,000		4,858,918
OCI NV, 5.2500%, 11/1/24 (144A)	2,769,000		2,876,299
PolyOne Corp, 5.7500%, 5/15/25 (144A)	7,137,000		7,583,062
Tronox Inc, 6.5000%, 5/1/25 (144A)	5,092,000		5,448,440
			105,533,079
Biotechnology – 0.1%
Neurocrine Biosciences Inc, 2.2500%, 5/15/24	2,743,000		3,784,718

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	DECEMBER 31, 2020

Janus Henderson Multi-Sector Income Fund

Schedule of Investments (unaudited)

December 31, 2020

Shares or Principal Amounts			Value
Corporate Bonds– (continued)
Brokerage – 1.0%
Charles Schwab Corp,
US Treasury Yield Curve Rate 5 Year + 4.9710%, 5.3750%‡,µ	$2,255,000		$2,511,506
Charles Schwab Corp,
US Treasury Yield Curve Rate 10 Year + 3.0790%, 4.0000%‡,µ	9,720,000		10,230,300
Intercontinental Exchange Inc, 1.8500%, 9/15/32	4,973,000		5,010,343
Intercontinental Exchange Inc, 3.0000%, 9/15/60	6,196,000		6,465,929
			24,218,078
Capital Goods – 4.7%
Allegion US Holding Co Inc, 3.5500%, 10/1/27	922,000		1,007,966
ARD Finance SA, 5.0000%, 6/30/27	12,896,000	EUR	16,034,288
ARD Finance SA, 5.0000%, 6/30/27 (144A)	2,000,000	EUR	2,486,707
ARD Finance SA, 6.5000%, 6/30/27 (144A)	3,542,344		3,781,452
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc,
4.1250%, 8/15/26 (144A)	7,429,000		7,763,305
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc,
5.2500%, 8/15/27 (144A)	7,088,000		7,441,053
CP Atlas Buyer Inc, 7.0000%, 12/1/28 (144A)	3,032,000		3,145,700
HT Troplast GmbH, 9.2500%, 7/15/25 (144A)	2,790,000	EUR	3,772,619
LABL Escrow Issuer LLC, 10.5000%, 7/15/27 (144A)	8,928,000		10,055,160
Sofima Holdings SpA, 3.7500%, 1/15/28 (144A)	3,480,000	EUR	4,309,883
Standard Industries Inc/NJ, 2.2500%, 11/21/26 (144A)	4,510,000	EUR	5,556,778
Summit Materials LLC / Summit Materials Finance Corp,
5.2500%, 1/15/29 (144A)	8,295,000		8,709,750
TransDigm Inc, 7.5000%, 3/15/27	4,734,000		5,053,545
Trivium Packaging Finance BV, 8.5000%, 8/15/27 (144A)	6,958,000		7,619,010
Vertical Holdco GmbH, 7.6250%, 7/15/28 (144A)	3,479,000		3,792,110
Victoria PLC, 5.2500%, 7/15/24 (144A)	14,115,000	EUR	17,818,966
Wabtec Corp, 4.9500%, 9/15/28	3,330,000		3,949,118
White Cap Buyer LLC, 6.8750%, 10/15/28 (144A)	6,065,000		6,466,806
			118,764,216
Communications – 5.6%
Activision Blizzard Inc, 1.3500%, 9/15/30	1,219,000		1,196,759
Altice Financing SA, 5.0000%, 1/15/28 (144A)	6,822,000		6,990,060
Altice France Holding SA, 6.0000%, 2/15/28 (144A)	3,750,000		3,797,738
Altice France SA/France, 7.3750%, 5/1/26 (144A)	5,844,000		6,150,810
AT&T Inc, 3.6500%, 6/1/51	7,717,000		8,065,947
AT&T INC, EURIBOR ICE SWAP Rate + 3.1400%, 2.8750%, 2/18/70‡	5,300,000	EUR	6,506,382
Block Communications Inc, 4.8750%, 3/1/28 (144A)	7,120,000		7,333,600
Cablevision Lightpath LLC, 5.6250%, 9/15/28 (144A)	12,407,000		12,980,824
Charter Communications Operating LLC / Charter Communications Operating Capital,
3.7000%, 4/1/51	4,901,000		5,080,461
CSC Holdings LLC, 7.5000%, 4/1/28 (144A)	10,901,000		12,259,047
Globo Comunicacao e Participacoes SA, 4.8750%, 1/22/30 (144A)	1,250,000		1,334,388
Level 3 Financing Inc, 3.4000%, 3/1/27 (144A)	2,667,000		2,903,350
Level 3 Financing Inc, 3.8750%, 11/15/29 (144A)	5,000,000		5,552,600
Liberty Interactive LLC, 8.5000%, 7/15/29	9,616,000		10,721,840
Lions Gate Capital Holdings LLC, 6.3750%, 2/1/24 (144A)	2,466,000		2,527,650
Lions Gate Capital Holdings LLC, 5.8750%, 11/1/24 (144A)	743,000		754,145
Netflix Inc, 3.6250%, 6/15/30	5,837,000	EUR	8,094,384
Nexstar Broadcasting Inc, 4.7500%, 11/1/28 (144A)	4,682,000		4,898,543
TEGNA Inc, 4.6250%, 3/15/28 (144A)	5,844,000		5,975,490
T-Mobile USA Inc, 2.5500%, 2/15/31 (144A)	4,808,000		5,048,737
T-Mobile USA Inc, 4.5000%, 4/15/50 (144A)	4,170,000		5,143,215
Townsquare Media Inc, 6.8750%, 2/1/26 (144A)	4,441,000		4,655,944
Virgin Media Finance PLC, 5.0000%, 7/15/30 (144A)	5,911,000		6,132,663
Windstream Escrow LLC, 7.7500%, 8/15/28 (144A)	4,728,000		4,761,096
Ziggo BV, 5.1250%, 2/28/30 (144A)	4,548,000		4,799,504
			143,665,177

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Multi-Sector Income Fund

Schedule of Investments (unaudited)

December 31, 2020

Shares or Principal Amounts			Value
Corporate Bonds– (continued)
Consumer Cyclical – 10.3%
Arches Buyer Inc, 4.2500%, 6/1/28 (144A)	$5,105,000		$5,169,834
Arches Buyer Inc, 6.1250%, 12/1/28 (144A)	4,959,000		5,121,159
Booking Holdings Inc, 4.6250%, 4/13/30	5,126,000		6,366,240
Carnival Corp, 7.6250%, 3/1/26 (144A)	3,563,000		3,881,853
Cars.com Inc, 6.3750%, 11/1/28 (144A)	9,569,000		10,157,206
CCM Merger Inc, 6.3750%, 5/1/26 (144A)	3,093,000		3,247,650
Cushman & Wakefield Inc, 6.7500%, 5/15/28 (144A)	5,761,000		6,351,503
Downstream Development Authority of the Quapaw Tribe of Oklahoma,
10.5000%, 2/15/23 (144A)	12,041,000		12,221,615
Empire Communities Corp, 7.0000%, 12/15/25 (144A)	5,092,000		5,366,255
Enterprise Development Authority, 12.0000%, 7/15/24 (144A)	9,134,000		10,287,167
Expedia Group Inc, 6.2500%, 5/1/25 (144A)	6,724,000		7,792,420
Expedia Group Inc, 7.0000%, 5/1/25 (144A)	5,782,000		6,365,563
Ford Motor Co, 9.0000%, 4/22/25	6,679,000		8,207,489
Ford Motor Co, 6.3750%, 2/1/29	1,507,000		1,692,060
Ford Motor Co, 9.6250%, 4/22/30	5,512,000		7,778,810
Ford Motor Co, 7.4500%, 7/16/31	6,370,000		8,169,525
Forestar Group Inc, 5.0000%, 3/1/28 (144A)	6,032,000		6,228,040
GLP Capital LP / GLP Financing II Inc, 4.0000%, 1/15/31	5,229,000		5,705,989
Golden Entertainment Inc, 7.6250%, 4/15/26 (144A)	5,931,000		6,368,411
IHO Verwaltungs GmbH, 3.8750%, 5/15/27 (144A)	8,638,149	EUR	10,945,770
IRB Holding Corp, 7.0000%, 6/15/25 (144A)	5,992,000		6,546,260
IRB Holding Corp, 6.7500%, 2/15/26 (144A)	11,146,000		11,503,787
Jaguar Land Rover Automotive PLC, 7.7500%, 10/15/25 (144A)	6,265,000		6,750,538
Matthews International Corp, 5.2500%, 12/1/25 (144A)	6,468,000		6,532,680
New Metro Global Ltd, 6.5000%, 4/23/21	4,000,000		4,025,757
Newco GB SAS, 8.0000%, 12/15/22	3,489,921	EUR	4,172,371
NVR Inc, 3.0000%, 5/15/30	6,819,000		7,459,118
Prime Security Services Borrower LLC / Prime Finance Inc,
6.2500%, 1/15/28 (144A)	5,887,000		6,320,224
PulteGroup Inc, 7.8750%, 6/15/32	2,122,000		3,175,043
Realogy Group LLC / Realogy Co-Issuer Corp, 9.3750%, 4/1/27 (144A)	5,612,000		6,215,290
Sands China Ltd, 4.3750%, 6/18/30 (144A)	3,143,000		3,494,922
Scientific Games International Inc, 7.0000%, 5/15/28 (144A)	6,784,000		7,294,225
Shea Homes LP / Shea Homes Funding Corp, 4.7500%, 4/1/29 (144A)	8,600,000		8,836,500
Six Flags Entertainment Corp, 5.5000%, 4/15/27 (144A)#	3,839,000		3,944,573
Twin River Worldwide Holdings Inc, 6.7500%, 6/1/27 (144A)	5,868,000		6,293,430
Wendy's International LLC, 7.0000%, 12/15/25	5,841,000		6,410,498
Wyndham Destinations Inc, 4.2500%, 3/1/22	11,817,000		12,082,882
Wyndham Destinations Inc, 6.6250%, 7/31/26 (144A)	9,279,000		10,624,455
Wynn Macau Ltd, 5.6250%, 8/26/28 (144A)	2,698,000		2,827,652
			261,934,764
Consumer Non-Cyclical – 6.3%
AdaptHealth LLC, 4.6250%, 8/1/29 (144A)	4,193,000		4,308,308
Albertsons Cos Inc / Safeway Inc / New Albertsons LP / Albertsons LLC,
3.5000%, 3/15/29 (144A)	4,108,000		4,149,080
Alcon Finance Corp, 2.6000%, 5/27/30 (144A)	7,500,000		7,987,721
Aramark Services Inc, 6.3750%, 5/1/25 (144A)	5,584,000		5,967,900
Bausch Health Cos Inc, 5.0000%, 1/30/28 (144A)	2,984,000		3,075,131
Cheplapharm Arzneimittel GmbH, 5.5000%, 1/15/28 (144A)	2,147,000		2,243,615
CHS/Community Health Systems Inc, 6.6250%, 2/15/25 (144A)	5,541,000		5,831,792
Dentsply Sirona Inc, 3.2500%, 6/1/30	5,714,000		6,360,477
Dole Food Co Inc, 7.2500%, 6/15/25 (144A)	8,957,000		9,136,140
Fresh Market Inc/The, 9.7500%, 5/1/23 (144A)	7,220,000		7,438,188
Hadrian Merger Sub Inc, 8.5000%, 5/1/26 (144A)	9,876,000		10,196,970
Hasbro Inc, 3.9000%, 11/19/29	4,699,000		5,317,064
HLF Financing Sarl LLC / Herbalife International Inc,
7.8750%, 9/1/25 (144A)	7,457,000		8,146,772

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	DECEMBER 31, 2020

Janus Henderson Multi-Sector Income Fund

Schedule of Investments (unaudited)

December 31, 2020

Shares or Principal Amounts			Value
Corporate Bonds– (continued)
Consumer Non-Cyclical– (continued)
HLF Financing Sarl LLC / Herbalife International Inc,
7.2500%, 8/15/26 (144A)	$9,012,000		$9,561,146
JBS USA LUX SA / JBS USA Food Co / JBS USA Finance Inc,
6.5000%, 4/15/29 (144A)	11,362,000		13,226,504
LifePoint Health Inc, 5.3750%, 1/15/29 (144A)	4,736,000		4,732,685
MEDNAX Inc, 6.2500%, 1/15/27 (144A)	5,726,000		6,140,906
Ortho-Clinical Diagnostics Inc / Ortho-Clinical Diagnostics SA,
7.3750%, 6/1/25 (144A)	5,687,000		6,056,655
Ortho-Clinical Diagnostics Inc / Ortho-Clinical Diagnostics SA,
7.2500%, 2/1/28 (144A)	4,442,000		4,686,310
Royalty Pharma PLC, 2.2000%, 9/2/30 (144A)	1,008,000		1,034,551
Royalty Pharma PLC, 3.3000%, 9/2/40 (144A)	3,809,000		3,999,444
Smithfield Foods Inc, 3.0000%, 10/15/30 (144A)	3,136,000		3,318,129
Surgery Center Holdings Inc, 6.7500%, 7/1/25 (144A)	5,180,000		5,270,650
Sysco Corp, 6.6000%, 4/1/50	4,378,000		6,732,456
Tenet Healthcare Corp, 6.8750%, 11/15/31	3,354,000		3,538,470
Teva Pharmaceutical Finance Netherlands III BV, 2.8000%, 7/21/23	5,902,000		5,842,980
Teva Pharmaceutical Finance Netherlands III BV, 3.1500%, 10/1/26	6,856,000		6,590,399
			160,890,443
Electric – 1.4%
CMS Energy Corp,
US Treasury Yield Curve Rate 5 Year + 4.1160%, 4.7500%, 6/1/50‡	5,380,000		6,057,696
DPL Inc, 4.1250%, 7/1/25 (144A)	7,692,000		8,304,052
Duquesne Light Holdings Inc, 2.5320%, 10/1/30 (144A)	4,969,000		5,136,953
IPALCO Enterprises Inc, 4.2500%, 5/1/30 (144A)	6,498,000		7,497,699
NRG Energy Inc, 2.4500%, 12/2/27 (144A)	9,120,000		9,598,186
			36,594,586
Energy – 1.7%
Cheniere Energy Partners LP, 5.2500%, 10/1/25	5,978,000		6,134,923
CNX Resources Corp, 6.0000%, 1/15/29 (144A)	4,147,000		4,248,539
DCP Midstream Operating LP, 5.6000%, 4/1/44	2,517,000		2,595,581
EnLink Midstream LLC, 5.6250%, 1/15/28 (144A)	6,693,000		6,836,799
EQM Midstream Partners LP, 5.5000%, 7/15/28	1,750,000		1,912,488
Exxon Mobil Corp, 3.4520%, 4/15/51	5,304,000		6,050,512
NGPL PipeCo LLC, 7.7680%, 12/15/37 (144A)	1,812,000		2,447,283
NuStar Logistics LP, 5.7500%, 10/1/25	8,135,000		8,663,775
ONEOK Inc, 3.1000%, 3/15/30	5,174,000		5,508,926
			44,398,826
Finance Companies – 0.2%
FirstCash Inc, 4.6250%, 9/1/28 (144A)	5,509,000		5,681,156
Financial Institutions – 1.1%
Banco La Hipotecaria SA, 4.1250%, 12/15/24 (144A)	5,000,000		5,439,853
CPI Property Group SA, 4.7500%, 3/8/23	5,366,000		5,743,434
CPI Property Group SA, EUR SWAP ANNUAL 5 YR + 4.9440%, 4.8750%‡,µ	5,589,000	EUR	7,193,874
Vivion Investments Sarl, 3.0000%, 8/8/24	8,800,000	EUR	9,899,960
			28,277,121
Industrial – 0.2%
AT Securities BV, USD SWAP SEMI 30/360 5YR + 3.5460%, 5.2500%‡,µ	5,000,000		5,217,500
Industrial Conglomerates – 0.9%
General Electric Co, ICE LIBOR USD 3 Month + 3.3300%, 5.0000%‡,µ	23,940,000		22,223,549
Information Technology Services – 0.5%
KBR Inc, 4.7500%, 9/30/28 (144A)	12,552,000		13,085,460
Insurance – 1.4%
Assurant Inc, 3.7000%, 2/22/30	5,362,000		5,963,375
Athene Holding Ltd, 6.1500%, 4/3/30	5,492,000		6,828,855
Brown & Brown Inc, 4.5000%, 3/15/29	3,538,000		4,186,160
Magellan Health Inc, 4.9000%, 9/22/24	5,325,000		5,604,563
MGIC Investment Corp, 5.2500%, 8/15/28	8,400,000		8,988,000

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Multi-Sector Income Fund

Schedule of Investments (unaudited)

December 31, 2020

Shares or Principal Amounts			Value
Corporate Bonds– (continued)
Insurance– (continued)
Prudential Financial Inc,
US Treasury Yield Curve Rate 5 Year + 3.0350%, 3.7000%, 10/1/50‡	$3,317,000		$3,508,656
			35,079,609
Real Estate Investment Trusts (REITs) – 1.6%
Agree LP, 2.9000%, 10/1/30	1,968,000		2,089,432
American Homes 4 Rent LP, 4.2500%, 2/15/28	2,350,000		2,700,998
Easy Tactic Ltd, 8.7500%, 1/10/21	3,730,000		3,722,540
Global Net Lease Inc/Global Net Lease Operating Partnership LP,
3.7500%, 12/15/27 (144A)	8,400,000		8,663,550
Lexington Realty Trust, 2.7000%, 9/15/30	4,105,000		4,270,852
MPT Operating Partnership LP/MPT Finance Corp, 3.5000%, 3/15/31	13,589,000		14,030,642
Rexford Industrial Realty Inc, 2.1250%, 12/1/30	5,717,000		5,721,194
			41,199,208
Technology – 1.0%
Austin BidCo Inc, 7.1250%, 12/15/28 (144A)	6,629,000		6,919,019
CoStar Group Inc, 2.8000%, 7/15/30 (144A)	2,639,000		2,740,527
Oracle Corp, 3.6000%, 4/1/50	4,065,000		4,738,506
Rackspace Technology Inc, 5.3750%, 12/1/28 (144A)	2,888,000		3,025,758
VMware Inc, 4.7000%, 5/15/30	6,278,000		7,548,803
			24,972,613
Transportation – 2.0%
Autostrade per l'Italia SpA, 4.3750%, 9/16/25	5,823,000	EUR	7,948,505
Cargo Aircraft Management Inc, 4.7500%, 2/1/28 (144A)	12,322,000		12,707,062
Southwest Airlines Co, 5.2500%, 5/4/25	4,548,000		5,266,334
Southwest Airlines Co, 5.1250%, 6/15/27	5,572,000		6,626,011
StorCentric Inc, 5.8750%, 2/19/23 (144A)	6,000,000		6,015,000
Watco Cos LLC / Watco Finance Corp, 6.5000%, 6/15/27 (144A)	11,978,000		12,966,185
			51,529,097
Total Corporate Bonds (cost $1,124,804,358)			1,197,450,684
Mortgage-Backed Securities– 20.8%
Fannie Mae:
1.5000%, TBA, 15 Year Maturity	28,060,659		28,873,015
2.5000%, TBA, 15 Year Maturity	210,177,000		219,109,522
3.0000%, TBA, 15 Year Maturity	2,419,000		2,538,692
3.5000%, TBA, 15 Year Maturity	8,221,000		8,718,453
2.0000%, TBA, 30 Year Maturity	66,800,713		69,427,985
2.5000%, TBA, 30 Year Maturity	38,920,600		41,037,881
			369,705,548
Fannie Mae Pool:
3.0000%, 10/1/34	325,882		347,623
6.0000%, 2/1/37	1,022		1,213
3.0000%, 9/1/42	1,947,811		2,089,209
3.0000%, 1/1/43	2,333,387		2,502,774
3.0000%, 2/1/43	1,024,553		1,098,928
3.0000%, 2/1/43	70,971		76,309
3.0000%, 3/1/43	2,618,405		2,815,341
3.0000%, 3/1/43	863,319		928,251
3.0000%, 5/1/43	7,536,628		7,960,797
3.0000%, 5/1/43	722,389		776,721
3.0000%, 5/1/43	2,883		3,100
3.5000%, 4/1/44	16,282		18,031
5.0000%, 7/1/44	11,005		12,474
4.5000%, 10/1/44	6,125		6,918
4.5000%, 3/1/45	9,354		10,567
3.0000%, 7/1/45	3,941,817		4,238,290
3.5000%, 12/1/45	594,144		637,474
3.5000%, 12/1/45	5,736		6,306
4.5000%, 2/1/46	14,728		16,462

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

16	DECEMBER 31, 2020

Janus Henderson Multi-Sector Income Fund

Schedule of Investments (unaudited)

December 31, 2020

Shares or Principal Amounts		Value
Mortgage-Backed Securities– (continued)
Fannie Mae Pool– (continued)
3.5000%, 7/1/46	$21,954	$23,971
3.0000%, 9/1/46	1,705,321	1,829,115
3.0000%, 11/1/46	348,759	377,794
3.5000%, 1/1/47	196,749	216,436
3.0000%, 1/1/47	156,579	169,614
3.5000%, 3/1/47	509,653	546,823
4.0000%, 5/1/47	1,477,650	1,649,935
3.5000%, 7/1/47	423,525	454,413
3.5000%, 8/1/47	5,777	6,140
3.5000%, 11/1/47	908,617	1,001,245
3.5000%, 12/1/47	187,672	200,702
3.5000%, 1/1/48	6,791	7,263
3.5000%, 1/1/48	6,065	6,485
4.0000%, 1/1/48	22,020	23,817
3.0000%, 2/1/48	64,389	69,535
3.5000%, 3/1/48	4,516,389	4,872,897
3.5000%, 3/1/48	4,344	4,643
4.0000%, 3/1/48	8,391	9,065
3.0000%, 5/1/48	31,480	33,594
3.5000%, 7/1/48	12,480,016	13,249,330
4.5000%, 12/1/48	1,197,758	1,306,746
3.0000%, 9/1/49	580,775	616,863
2.5000%, 1/1/50	1,339,699	1,421,257
3.0000%, 2/1/57	7,379,725	8,003,991
3.0000%, 6/1/57	33,534	36,354
		59,684,816
Freddie Mac Gold Pool:
3.5000%, 1/1/47	336,282	364,973
Freddie Mac Pool:
3.0000%, 5/1/31	2,531,995	2,690,437
3.0000%, 9/1/32	394,373	421,868
3.0000%, 1/1/33	204,553	218,814
3.0000%, 10/1/34	594,460	637,624
3.0000%, 10/1/34	248,033	264,544
6.0000%, 4/1/40	23,241	27,616
3.0000%, 2/1/43	6,856	7,375
3.5000%, 2/1/43	7,664	8,346
3.0000%, 3/1/43	154,264	164,655
3.0000%, 3/1/43	4,427	4,763
3.0000%, 6/1/43	559,710	587,588
3.0000%, 11/1/43	6,948,452	7,459,638
3.5000%, 2/1/44	20,793	22,644
4.5000%, 5/1/44	5,249	5,855
3.5000%, 12/1/44	390,229	423,411
3.0000%, 1/1/45	5,194	5,532
3.5000%, 7/1/46	5,523	5,924
3.0000%, 10/1/46	27,446	29,238
4.0000%, 3/1/47	12,752	13,926
3.5000%, 9/1/47	8,805	9,330
3.5000%, 11/1/47	160,975	172,829
3.5000%, 12/1/47	75,222	82,060
3.5000%, 12/1/47	6,267	6,703
3.5000%, 2/1/48	6,332	6,768
3.5000%, 2/1/48	4,960	5,303
4.0000%, 4/1/48	3,053	3,297
4.5000%, 4/1/49	2,778,677	3,023,073
4.0000%, 5/1/49	7,782,111	8,325,850
4.0000%, 5/1/49	378,257	405,799
3.5000%, 8/1/49	4,966,706	5,249,112

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Multi-Sector Income Fund

Schedule of Investments (unaudited)

December 31, 2020

Shares or Principal Amounts		Value
Mortgage-Backed Securities– (continued)
Freddie Mac Pool– (continued)
3.0000%, 10/1/49	$769,592	$805,242
3.0000%, 10/1/49	371,514	388,724
3.0000%, 11/1/49	1,316,728	1,377,724
3.0000%, 11/1/49	331,463	346,818
3.0000%, 11/1/49	56,029	58,625
3.0000%, 12/1/49	2,882,211	3,015,725
3.0000%, 12/1/49	1,717,182	1,796,727
3.0000%, 12/1/49	659,462	690,011
2.5000%, 1/1/50	565,456	599,962
3.0000%, 3/1/50	1,892,177	1,994,848
		41,364,328
Ginnie Mae:
2.0000%, TBA, 30 Year Maturity	56,293,243	58,846,142
Ginnie Mae I Pool:
4.5000%, 8/15/46	19,151	21,723
4.0000%, 7/15/47	9,487	10,284
4.0000%, 8/15/47	1,808	1,960
4.0000%, 11/15/47	4,818	5,223
4.0000%, 12/15/47	5,937	6,436
		45,626
Ginnie Mae II Pool:
4.5000%, 2/20/48	314,359	342,658
4.5000%, 5/20/48	12,925	13,919
4.5000%, 5/20/48	2,964	3,192
		359,769
Total Mortgage-Backed Securities (cost $525,893,360)		530,371,202
Preferred Stocks– 2.0%
Banks – 0.2%
Wells Fargo & Co, 4.7000%µ	203,000	5,355,140
Consumer Cyclical – 0%
Quiksilver Inc¢	12,688	10,785
Electric Utilities – 0.1%
American Electric Power Co Inc, 6.1250%, 8/15/23	37,583	1,871,258
Finance Companies – 0.2%
Castlelake Aircraft Securitization Trust 2018-1, 6/15/43 (144A)‡	1,000,000	180,000
Prosper Pass-Thru Trust II Series 2019-St1, 7/15/25 (144A)	27,406,764	2,704,362
Upstart Securitization Trust 2019-3, 1/21/30 (144A)	8,250	3,038,898
		5,923,260
Health Care Equipment & Supplies – 0.5%
Becton Dickinson and Co, 6.0000%, 6/1/23	94,450	5,207,029
Boston Scientific Corp, 5.5000%, 6/1/23	59,100	6,458,534
		11,665,563
Industrial – 0.1%
Project Silver, 3/15/44 (144A)‡	1,500,000	277,500
START Ireland, 3/15/44 (144A)‡	1,500,000	270,000
Thunderbolt II Aircraft Lease Ltd, 9/15/38 (144A)	10	351,556
Thunderbolt III Aircraft Lease Ltd, 11/15/39 (144A)‡	5,000,000	1,500,000
		2,399,056
Student Loan – 0.4%
SoFi Professional Loan Program 2017-E LLC, 11/26/40 (144A)	25,000	781,250
SoFi Professional Loan Program 2017-F LLC, 1/25/41 (144A)	35,000	1,227,571
SoFi Professional Loan Program 2018-C Trust, 1/25/48 (144A)	58,000	1,862,380
SoFi Professional Loan Program 2018-D Trust, 2/25/48 (144A)	76,000	1,621,975
SoFi Professional Loan Program 2019-B LLC, 8/17/48 (144A)	70,900	2,089,423
SoFi Professional Loan Program 2020-A Trust, 5/15/46 (144A)	34,000	2,075,700
		9,658,299

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

18	DECEMBER 31, 2020

Janus Henderson Multi-Sector Income Fund

Schedule of Investments (unaudited)

December 31, 2020

Shares or Principal Amounts		Value
Preferred Stocks– (continued)
Wireless Telecommunication Services – 0.5%
2020 Cash Mandatory Exchangeable Trust, 5.2500%, 6/1/23 (144A)	10,632	$12,744,259
Total Preferred Stocks (cost $64,776,120)		49,627,620
Investment Companies– 5.8%
Money Markets – 5.8%
Janus Henderson Cash Liquidity Fund LLC, 0.1108%ºº,£((cost $148,441,589)	148,429,469	148,444,312
Investments Purchased with Cash Collateral from Securities Lending– 0.1%
Investment Companies – 0.1%
Janus Henderson Cash Collateral Fund LLC, 0.0264%ºº,£	1,839,468	1,839,468
Time Deposits – 0%
Canadian Imperial Bank of Commerce, 0.0800%, 1/4/21	$459,867	459,867
Total Investments Purchased with Cash Collateral from Securities Lending (cost $2,299,335)		2,299,335
Total Investments (total cost $2,930,040,885) – 116.7%		2,977,046,366
Liabilities, net of Cash, Receivables and Other Assets – (16.7)%		(425,229,120)
Net Assets – 100%		$2,551,817,246

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$2,519,345,761	84.6%
Cayman Islands	137,684,583	4.6
United Kingdom	74,355,535	2.5
Luxembourg	42,990,205	1.4
Germany	40,790,908	1.4
Zambia	22,344,594	0.8
Netherlands	15,294,813	0.5
Czech Republic	12,937,308	0.4
Israel	12,433,379	0.4
Peru	12,329,471	0.4
Italy	12,258,388	0.4
Panama	11,717,974	0.4
Switzerland	11,285,803	0.4
France	10,323,181	0.4
Brazil	9,283,185	0.3
China	7,748,297	0.3
Macao	6,322,574	0.2
South Africa	6,223,422	0.2
Canada	5,366,255	0.2
Australia	3,436,228	0.1
Ireland	2,304,502	0.1
Bermuda	270,000	0.0

Total	$2,977,046,366	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Multi-Sector Income Fund

Schedule of Investments (unaudited)

December 31, 2020

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 12/31/20
Investment Companies - 5.8%
Money Markets - 5.8%
Janus Henderson Cash Liquidity Fund LLC, 0.1108%ºº	$62,223	$(890)	$2,723	$148,444,312
Investments Purchased with Cash Collateral from Securities Lending - 0.1%
Investment Companies - 0.1%
Janus Henderson Cash Collateral Fund LLC, 0.0264%ºº	21,085∆	-	-	1,839,468
Total Affiliated Investments - 5.9%	$83,308	$(890)	$2,723	$150,283,780

	Value at 6/30/20	Purchases	Sales Proceeds	Value at 12/31/20
Investment Companies - 5.8%
Money Markets - 5.8%
Janus Henderson Cash Liquidity Fund LLC, 0.1108%ºº	73,446,272	854,273,403	(779,277,196)	148,444,312
Investments Purchased with Cash Collateral from Securities Lending - 0.1%
Investment Companies - 0.1%
Janus Henderson Cash Collateral Fund LLC, 0.0264%ºº	1,648,112	33,443,236	(33,251,880)	1,839,468

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

20	DECEMBER 31, 2020

Janus Henderson Multi-Sector Income Fund

Schedule of Investments (unaudited)

December 31, 2020

Schedule of Forward Foreign Currency Exchange Contracts, Open

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
Bank of America, National Association:
British Pound	3/10/21	(25,600)	$34,226	$(791)
Euro	3/10/21	(45,963,000)	55,578,965	(651,216)

				(652,007)
Barclays Capital, Inc.:
British Pound	3/10/21	(140,600)	187,971	(4,349)
Euro	3/10/21	(8,462,400)	10,233,381	(119,344)

				(123,693)
BNP Paribas:
Euro	3/10/21	(718,000)	868,148	(10,238)
Citibank, National Association:
British Pound	3/10/21	2,900	(3,916)	51
British Pound	3/10/21	(202,400)	270,594	(6,259)
Euro	3/10/21	2,734,000	(3,337,787)	6,932
Euro	3/10/21	714,000	(874,834)	(1,341)
Euro	3/10/21	(13,121,600)	15,884,061	(168,632)

				(169,249)
HSBC Securities (USA), Inc.:
British Pound	3/10/21	(870,000)	1,163,104	(26,926)
Euro	3/10/21	15,000	(18,137)	213

				(26,713)
JPMorgan Chase Bank, National Association:
British Pound	3/10/21	697,700	(932,875)	21,474
Euro	3/10/21	(31,409,200)	37,987,009	(438,355)

				(416,881)
Total				$(1,398,781)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Multi-Sector Income Fund

Schedule of Investments (unaudited)

December 31, 2020

Schedule of Futures

Description	Number of Contracts	Expiration Date	Value and Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
Futures Purchased:
2 Year US Treasury Note	871	4/5/21	$192,470,586	$176,921	$20,413
5 Year US Treasury Note	2,642	4/5/21	333,325,454	743,063	123,844
US Treasury Long Bond	186	3/31/21	32,212,875	(148,219)	63,938
Total - Futures Purchased				771,765	208,195
Futures Sold:
10 Year US Treasury Note	1,025	3/31/21	(160,268,359)	168,165	(224,219)
Total				$939,930	$(16,024)

Schedule of Centrally Cleared Interest Rate Swaps
Payments made by Fund	Payments received by Fund	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
1.6590% Fixed Rate	ICE LIBOR USD 3 Month	Semiannual	8/23/49	22,000,000	USD	$750	$(1,561,785)	$(147,621)

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of December 31, 2020.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of December 31, 2020

	Currency Contracts	Interest Rate Contracts	Total
Asset Derivatives:
Forward foreign currency exchange contracts	$ 28,670	$ -	$ 28,670
Variation margin receivable	-	208,195	208,195

Total Asset Derivatives	$ 28,670	$ 208,195	$ 236,865
Liability Derivatives:
Forward foreign currency exchange contracts	$1,427,451	$ -	$1,427,451
Variation margin payable	-	371,840	371,840

Total Liability Derivatives	$1,427,451	$ 371,840	$1,799,291

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

22	DECEMBER 31, 2020

Janus Henderson Multi-Sector Income Fund

Schedule of Investments (unaudited)

December 31, 2020

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended December 31, 2020.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the period ended December 31, 2020

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Credit Contracts	Currency Contracts	Interest Rate Contracts	Total
Futures contracts	$ -	$ -	$ 2,093,971	$ 2,093,971
Forward foreign currency exchange contracts	-	(10,096,921)	-	(10,096,921)
Swap contracts	509,986	-	(144,547)	365,439

Total	$509,986	$(10,096,921)	$ 1,949,424	$(7,637,511)

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Credit Contracts	Currency Contracts	Interest Rate Contracts	Total
Futures contracts	$ -	$ -	$ 82,484	$ 82,484
Forward foreign currency exchange contracts	-	1,615,739	-	1,615,739
Swap contracts	-	-	2,898,390	2,898,390

Total	$ -	$ 1,615,739	$ 2,980,874	$ 4,596,613

Please see the "Net Realized Gain/(Loss) on Investments" "Change in Unrealized Net Appreciation/Depreciation" sections of the Fund’s Statement of Operations.

Average Ending Monthly Market Value of Derivative Instruments During the Period Ended December 31, 2020

Market Value(a)
Credit default swaps, buy protection	$ (326,149)
Forward foreign currency exchange contracts, purchased	2,376,624
Forward foreign currency exchange contracts, sold	108,758,696
Futures contracts, purchased	621,350,114
Futures contracts, sold	162,153,161
Interest rate swaps, receive fixed rate/pay floating rate	(3,121,109)

(a) Forward foreign currency exchange contracts are reported as the average ending monthly currency amount purchased or sold.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Multi-Sector Income Fund

Notes to Schedule of Investments and Other Information (unaudited)

Bloomberg Barclays U.S. Aggregate Bond Index	Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based measure of the investment grade, US dollar-denominated, fixed-rate taxable bond market.

ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
SOFR	Secured Overnight Financing Rate
TBA

(To Be Announced) Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when specific mortgage pools are assigned.

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended December 31, 2020 is $1,530,112,154, which represents 60.0% of net assets.

ƒ

All or a portion of this position is not funded, or has been purchased on a delayed delivery or when-issued basis. If applicable, interest rates will be determined and interest will begin to accrue at a future date. See Notes to Financial Statements.

‡

Variable or floating rate security. Rate shown is the current rate as of December 31, 2020. Certain variable rate securities are not based on a published reference rate and spread; they are determined by the issuer or agent and current market conditions. Reference rate is as of reset date and may vary by security, which may not indicate a reference rate and/or spread in their description.

ºº	Rate shown is the 7-day yield as of December 31, 2020.

#	Loaned security; a portion of the security is on loan at December 31, 2020.

µ	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer. The date indicated, if any, represents the next call date.

Ç	Step bond. The coupon rate will increase or decrease periodically based upon a predetermined schedule. The rate shown reflects the current rate.

¤

Interest only security. An interest only security represents the interest only portion of a pool of underlying mortgages or mortgage-backed securities which are separated and sold individually from the principal portion of the securities. Principal amount shown represents the par value on which interest payments are based.

¢	Security is valued using significant unobservable inputs.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

24	DECEMBER 31, 2020

Janus Henderson Multi-Sector Income Fund

Notes to Schedule of Investments and Other Information (unaudited)

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2020. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$837,585,941	$-
Bank Loans and Mezzanine Loans	-	211,265,993	1,279
Corporate Bonds	-	1,197,450,684	-
Mortgage-Backed Securities	-	530,371,202	-
Preferred Stocks	-	49,616,835	10,785
Investment Companies	-	148,444,312	-
Investments Purchased with Cash Collateral from Securities Lending	-	2,299,335	-
Total Investments in Securities	$-	$2,977,034,302	$12,064
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	28,670	-
Variation Margin Receivable	208,195	-	-
Total Assets	$208,195	$2,977,062,972	$12,064
Liabilities
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	$-	$1,427,451	$-
Variation Margin Payable	224,219	147,621	-
Total Liabilities	$224,219	$1,575,072	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Janus Investment Fund	25

Janus Henderson Multi-Sector Income Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2020

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value(1)(2)	$2,826,762,586
Affiliated investments, at value(3)	150,283,780
Deposits with brokers for centrally cleared derivatives	3,460,000
Deposits with brokers for futures	8,490,000
Forward foreign currency exchange contracts	28,670
Cash denominated in foreign currency(4)	16,214
Closed foreign currency contracts	809
Variation margin receivable	208,195
Non-interested Trustees' deferred compensation	58,467
Receivables:
Interest	20,711,284
Investments sold	15,802,601
Fund shares sold	6,183,558
Dividends from affiliates	11,408
Other assets	235,449
Total Assets	3,032,253,021
Liabilities:
Due to custodian	1,562,269
Collateral for securities loaned (Note 3)	2,299,335
Forward foreign currency exchange contracts	1,427,451
Variation margin payable	371,840
Payables:	—
Investments purchased	465,494,334
Fund shares repurchased	6,835,053
Advisory fees	1,319,259
Dividends	417,306
Transfer agent fees and expenses	361,179
12b-1 Distribution and shareholder servicing fees	77,236
Non-interested Trustees' deferred compensation fees	58,467
Professional fees	54,152
Custodian fees	6,119
Affiliated fund administration fees payable	5,913
Non-interested Trustees' fees and expenses	4,010
Accrued expenses and other payables	141,852
Total Liabilities	480,435,775
Net Assets	$2,551,817,246

See Notes to Financial Statements.

26	DECEMBER 31, 2020

Janus Henderson Multi-Sector Income Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2020

Net Assets Consist of:
Capital (par value and paid-in surplus)	$2,512,248,544
Total distributable earnings (loss)	39,568,702
Total Net Assets	$2,551,817,246
Net Assets - Class A Shares	$62,939,692
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	6,269,427
Net Asset Value Per Share(5)	$10.04
Maximum Offering Price Per Share(6)	$10.54
Net Assets - Class C Shares	$67,691,523
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	6,739,901
Net Asset Value Per Share(5)	$10.04
Net Assets - Class D Shares	$87,408,979
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	8,702,858
Net Asset Value Per Share	$10.04
Net Assets - Class I Shares	$1,943,110,844
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	193,514,869
Net Asset Value Per Share	$10.04
Net Assets - Class N Shares	$98,525,149
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	9,812,393
Net Asset Value Per Share	$10.04
Net Assets - Class S Shares	$983,853
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	98,015
Net Asset Value Per Share	$10.04
Net Assets - Class T Shares	$291,157,206
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	29,005,170
Net Asset Value Per Share	$10.04

(1) Includes cost of $2,779,759,828.

(2) Includes $2,251,207 of securities on loan. See Note 3 in Notes to Financial Statements.

(3) Includes cost of $150,281,057.

(4) Includes cost of $16,214.

(5) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(6) Maximum offering price is computed at 100/95.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	27

Janus Henderson Multi-Sector Income Fund

Statement of Operations (unaudited)

For the period ended December 31, 2020

Investment Income:
Interest	$58,311,987
Dividends	6,112,839
Dividends from affiliates	62,223
Affiliated securities lending income, net	21,085
Unaffiliated securities lending income, net	486
Other income	154,220
Total Investment Income	64,662,840
Expenses:
Advisory fees	7,138,018
12b-1 Distribution and shareholder servicing fees:
Class A Shares	72,264
Class C Shares	336,615
Class S Shares	707
Transfer agent administrative fees and expenses:
Class D Shares	50,410
Class S Shares	1,291
Class T Shares	369,896
Transfer agent networking and omnibus fees:
Class A Shares	19,044
Class C Shares	25,508
Class I Shares	851,582
Other transfer agent fees and expenses:
Class A Shares	1,786
Class C Shares	1,643
Class D Shares	5,130
Class I Shares	42,442
Class N Shares	1,480
Class S Shares	16
Class T Shares	1,332
Professional fees	231,117
Shareholder reports expense	81,369
Registration fees	75,906
Affiliated fund administration fees	31,980
Non-interested Trustees’ fees and expenses	26,130
Custodian fees	18,396
Other expenses	107,939
Total Expenses	9,492,001
Less: Excess Expense Reimbursement and Waivers	(29,728)
Net Expenses	9,462,273
Net Investment Income/(Loss)	55,200,567

See Notes to Financial Statements.

28	DECEMBER 31, 2020

Janus Henderson Multi-Sector Income Fund

Statement of Operations (unaudited)

For the period ended December 31, 2020

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$46,511,878
Investments in affiliates	(890)
Forward foreign currency exchange contracts	(10,096,921)
Futures contracts	2,093,971
Swap contracts	365,439
Total Net Realized Gain/(Loss) on Investments	38,873,477
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	105,325,638
Investments in affiliates	2,723
Forward foreign currency exchange contracts	1,615,739
Futures contracts	82,484
Swap contracts	2,898,390
Total Change in Unrealized Net Appreciation/Depreciation	109,924,974
Net Increase/(Decrease) in Net Assets Resulting from Operations	$203,999,018

See Notes to Financial Statements.

Janus Investment Fund	29

Janus Henderson Multi-Sector Income Fund

Statements of Changes in Net Assets

	Period ended December 31, 2020 (unaudited)	Year ended June 30, 2020

Operations:
Net investment income/(loss)	$55,200,567	$86,663,446
Net realized gain/(loss) on investments	38,873,477	(33,027,534)
Change in unrealized net appreciation/depreciation	109,924,974	(82,588,840)
Net Increase/(Decrease) in Net Assets Resulting from Operations	203,999,018	(28,952,928)
Dividends and Distributions to Shareholders:
Class A Shares	(1,273,948)	(999,403)
Class C Shares	(1,249,733)	(1,312,676)
Class D Shares	(1,991,329)	(3,036,623)
Class I Shares	(45,663,020)	(80,480,498)
Class N Shares	(2,270,401)	(16,054)
Class S Shares	(22,598)	960,986
Class T Shares	(6,661,454)	(11,936,872)
Total Dividends and Distributions to Shareholders	(59,132,483)	(96,821,140)
Return of Capital Dividends and Distributions
Class A Shares	—	(1,034,132)
Class C Shares	—	(862,433)
Class D Shares	—	(1,069,915)
Class I Shares	—	(1,082,132)
Class N Shares	—	(1,100,152)
Class S Shares	—	(999,130)
Class T Shares	—	(1,048,448)
Total Return of Capital Dividends and Distributions	—	(7,196,342)
Net Decrease from Dividends and Distributions to Shareholders	(59,132,483)	(104,017,482)
Capital Share Transactions:
Class A Shares	10,535,826	31,441,343
Class C Shares	260,673	36,487,307
Class D Shares	4,441,275	25,913,391
Class I Shares	26,580,140	994,040,337
Class N Shares	4,965,981	81,717,657
Class S Shares	(62,188)	357,557
Class T Shares	(11,579,726)	160,582,256
Net Increase/(Decrease) from Capital Share Transactions	35,141,981	1,330,539,848
Net Increase/(Decrease) in Net Assets	180,008,516	1,197,569,438
Net Assets:
Beginning of period	2,371,808,730	1,174,239,292
End of period	$2,551,817,246	$2,371,808,730

See Notes to Financial Statements.

30	DECEMBER 31, 2020

Janus Henderson Multi-Sector Income Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended December 31, 2020 (unaudited) and the year ended June 30	2020	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$9.47	$9.89	$9.66	$9.83	$9.72	$9.84
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.21	0.40	0.42	0.40	0.45	0.39
Net realized and unrealized gain/(loss)	0.58	(0.34)	0.25	(0.08)	0.19	(0.09)
Total from Investment Operations	0.79	0.06	0.67	0.32	0.64	0.30
Less Dividends and Distributions:
Dividends (from net investment income)	(0.22)	(0.40)	(0.44)	(0.43)	(0.51)	(0.41)
Distributions (from capital gains)	—	(0.05)	—	(0.06)	(0.02)	—
Return of capital	—	(0.03)	—	—	—	(0.01)
Total Dividends and Distributions	(0.22)	(0.48)	(0.44)	(0.49)	(0.53)	(0.42)
Net Asset Value, End of Period	$10.04	$9.47	$9.89	$9.66	$9.83	$9.72
Total Return*	8.44%	0.61%	7.11%	3.20%	6.78%	3.14%
Net Assets, End of Period (in thousands)	$62,940	$49,168	$20,276	$15,697	$8,412	$10,240
Average Net Assets for the Period (in thousands)	$56,009	$40,103	$14,907	$13,616	$10,263	$5,892
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.98%	0.92%	1.05%	1.11%	1.20%	1.52%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.98%	0.92%	1.00%	0.99%	0.96%	1.00%
Ratio of Net Investment Income/(Loss)	4.20%	4.19%	4.35%	4.16%	4.60%	4.12%
Portfolio Turnover Rate	59%(2)	188%(2)	142%(2)	194%(2)	139%	76%

Class C Shares
For a share outstanding during the period ended December 31, 2020 (unaudited) and the year ended June 30	2020	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$9.47	$9.89	$9.67	$9.84	$9.72	$9.84
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.17	0.33	0.35	0.33	0.38	0.33
Net realized and unrealized gain/(loss)	0.58	(0.35)	0.23	(0.09)	0.20	(0.10)
Total from Investment Operations	0.75	(0.02)	0.58	0.24	0.58	0.23
Less Dividends and Distributions:
Dividends (from net investment income)	(0.18)	(0.33)	(0.36)	(0.35)	(0.44)	(0.34)
Distributions (from capital gains)	—	(0.05)	—	(0.06)	(0.02)	—
Return of capital	—	(0.02)	—	—	—	(0.01)
Total Dividends and Distributions	(0.18)	(0.40)	(0.36)	(0.41)	(0.46)	(0.35)
Net Asset Value, End of Period	$10.04	$9.47	$9.89	$9.67	$9.84	$9.72
Total Return*	8.03%	(0.18)%	6.20%	2.40%	6.11%	2.46%
Net Assets, End of Period (in thousands)	$67,692	$63,574	$30,350	$18,101	$5,056	$3,844
Average Net Assets for the Period (in thousands)	$66,184	$50,662	$20,980	$12,273	$4,598	$2,921
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.74%	1.71%	1.79%	1.90%	1.94%	2.26%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.74%	1.71%	1.76%	1.79%	1.69%	1.69%
Ratio of Net Investment Income/(Loss)	3.43%	3.43%	3.60%	3.40%	3.93%	3.46%
Portfolio Turnover Rate	59%(2)	188%(2)	142%(2)	194%(2)	139%	76%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

Janus Investment Fund	31

Janus Henderson Multi-Sector Income Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended December 31, 2020 (unaudited) and the year ended June 30	2020	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$9.47	$9.89	$9.67	$9.84	$9.72	$9.84
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.22	0.42	0.44	0.43	0.48	0.42
Net realized and unrealized gain/(loss)	0.58	(0.35)	0.23	(0.10)	0.19	(0.10)
Total from Investment Operations	0.80	0.07	0.67	0.33	0.67	0.32
Less Dividends and Distributions:
Dividends (from net investment income)	(0.23)	(0.41)	(0.45)	(0.44)	(0.53)	(0.43)
Distributions (from capital gains)	—	(0.05)	—	(0.06)	(0.02)	—
Return of capital	—	(0.03)	—	—	—	(0.01)
Total Dividends and Distributions	(0.23)	(0.49)	(0.45)	(0.50)	(0.55)	(0.44)
Net Asset Value, End of Period	$10.04	$9.47	$9.89	$9.67	$9.84	$9.72
Total Return*	8.54%	0.77%	7.18%	3.36%	7.06%	3.34%
Net Assets, End of Period (in thousands)	$87,409	$78,091	$57,522	$31,328	$24,575	$11,396
Average Net Assets for the Period (in thousands)	$84,162	$79,433	$42,770	$28,932	$16,919	$8,733
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.79%	0.76%	0.88%	0.98%	1.07%	1.41%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.79%	0.76%	0.84%	0.84%	0.80%	0.81%
Ratio of Net Investment Income/(Loss)	4.38%	4.30%	4.54%	4.36%	4.89%	4.34%
Portfolio Turnover Rate	59%(2)	188%(2)	142%(2)	194%(2)	139%	76%

Class I Shares
For a share outstanding during the period ended December 31, 2020 (unaudited) and the year ended June 30	2020	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$9.47	$9.88	$9.66	$9.83	$9.72	$9.84
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.22	0.43	0.44	0.43	0.49	0.41
Net realized and unrealized gain/(loss)	0.58	(0.34)	0.24	(0.09)	0.18	(0.08)
Total from Investment Operations	0.80	0.09	0.68	0.34	0.67	0.33
Less Dividends and Distributions:
Dividends (from net investment income)	(0.23)	(0.42)	(0.46)	(0.45)	(0.54)	(0.44)
Distributions (from capital gains)	—	(0.05)	—	(0.06)	(0.02)	—
Return of capital	—	(0.03)	—	—	—	(0.01)
Total Dividends and Distributions	(0.23)	(0.50)	(0.46)	(0.51)	(0.56)	(0.45)
Net Asset Value, End of Period	$10.04	$9.47	$9.88	$9.66	$9.83	$9.72
Total Return*	8.57%	0.93%	7.25%	3.46%	7.06%	3.48%
Net Assets, End of Period (in thousands)	$1,943,111	$1,805,985	$909,014	$196,433	$63,716	$29,216
Average Net Assets for the Period (in thousands)	$1,908,380	$1,542,112	$476,391	$110,623	$38,892	$6,816
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.74%	0.70%	0.80%	0.87%	0.94%	1.03%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.74%	0.70%	0.78%	0.76%	0.69%	0.68%
Ratio of Net Investment Income/(Loss)	4.43%	4.42%	4.59%	4.45%	5.00%	4.40%
Portfolio Turnover Rate	59%(2)	188%(2)	142%(2)	194%(2)	139%	76%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

32	DECEMBER 31, 2020

Janus Henderson Multi-Sector Income Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended December 31, 2020 (unaudited) and the year ended June 30	2020	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$9.47	$9.89	$9.67	$9.84	$9.72	$9.84
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.22	0.44	0.45	0.44	0.48	0.43
Net realized and unrealized gain/(loss)	0.59	(0.36)	0.24	(0.09)	0.20	(0.10)
Total from Investment Operations	0.81	0.08	0.69	0.35	0.68	0.33
Less Dividends and Distributions:
Dividends (from net investment income)	(0.24)	(0.42)	(0.47)	(0.46)	(0.54)	(0.44)
Distributions (from capital gains)	—	(0.05)	—	(0.06)	(0.02)	—
Return of capital	—	(0.03)	—	—	—	(0.01)
Total Dividends and Distributions	(0.24)	(0.50)	(0.47)	(0.52)	(0.56)	(0.45)
Net Asset Value, End of Period	$10.04	$9.47	$9.89	$9.67	$9.84	$9.72
Total Return*	8.62%	0.90%	7.32%	3.51%	7.21%	3.49%
Net Assets, End of Period (in thousands)	$98,525	$88,092	$6,763	$2,696	$1,553	$2,694
Average Net Assets for the Period (in thousands)	$93,072	$20,729	$3,933	$2,017	$2,474	$2,336
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.65%	0.63%	0.80%	0.84%	0.90%	1.28%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.65%	0.63%	0.71%	0.69%	0.65%	0.67%
Ratio of Net Investment Income/(Loss)	4.53%	4.68%	4.67%	4.50%	4.90%	4.48%
Portfolio Turnover Rate	59%(2)	188%(2)	142%(2)	194%(2)	139%	76%

Class S Shares
For a share outstanding during the period ended December 31, 2020 (unaudited) and the year ended June 30	2020	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$9.46	$9.91	$9.67	$9.84	$9.72	$9.84
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.21	0.39	0.43	0.40	0.44	0.41
Net realized and unrealized gain/(loss)	0.59	(0.37)	0.27	(0.09)	0.21	(0.10)
Total from Investment Operations	0.80	0.02	0.70	0.31	0.65	0.31
Less Dividends and Distributions:
Dividends (from net investment income)	(0.22)	(0.39)	(0.46)	(0.42)	(0.51)	(0.42)
Distributions (from capital gains)	—	(0.05)	—	(0.06)	(0.02)	—
Return of capital	—	(0.03)	—	—	—	(0.01)
Total Dividends and Distributions	(0.22)	(0.47)	(0.46)	(0.48)	(0.53)	(0.43)
Net Asset Value, End of Period	$10.04	$9.46	$9.91	$9.67	$9.84	$9.72
Total Return*	8.54%	0.19%	7.51%	3.12%	6.82%	3.26%
Net Assets, End of Period (in thousands)	$984	$987	$652	$1,228	$1,115	$1,909
Average Net Assets for the Period (in thousands)	$1,004	$775	$908	$1,181	$1,703	$1,809
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.34%	1.43%	1.36%	1.37%	1.40%	1.80%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.01%	1.03%	0.89%	1.07%	1.02%	0.90%
Ratio of Net Investment Income/(Loss)	4.15%	4.05%	4.47%	4.13%	4.51%	4.26%
Portfolio Turnover Rate	59%(2)	188%(2)	142%(2)	194%(2)	139%	76%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

Janus Investment Fund	33

Janus Henderson Multi-Sector Income Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended December 31, 2020 (unaudited) and the year ended June 30	2020	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$9.47	$9.89	$9.66	$9.83	$9.71	$9.84
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.21	0.41	0.42	0.41	0.47	0.40
Net realized and unrealized gain/(loss)	0.59	(0.35)	0.25	(0.09)	0.19	(0.10)
Total from Investment Operations	0.80	0.06	0.67	0.32	0.66	0.30
Less Dividends and Distributions:
Dividends (from net investment income)	(0.23)	(0.40)	(0.44)	(0.43)	(0.52)	(0.42)
Distributions (from capital gains)	—	(0.05)	—	(0.06)	(0.02)	—
Return of capital	—	(0.03)	—	—	—	(0.01)
Total Dividends and Distributions	(0.23)	(0.48)	(0.44)	(0.49)	(0.54)	(0.43)
Net Asset Value, End of Period	$10.04	$9.47	$9.89	$9.66	$9.83	$9.71
Total Return*	8.49%	0.67%	7.17%	3.26%	6.97%	3.21%
Net Assets, End of Period (in thousands)	$291,157	$285,912	$149,662	$75,614	$17,117	$6,676
Average Net Assets for the Period (in thousands)	$287,317	$250,371	$105,637	$47,107	$10,244	$10,779
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.90%	0.86%	0.98%	1.06%	1.15%	1.55%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.88%	0.86%	0.95%	0.94%	0.88%	0.88%
Ratio of Net Investment Income/(Loss)	4.29%	4.27%	4.42%	4.26%	4.84%	4.24%
Portfolio Turnover Rate	59%(2)	188%(2)	142%(2)	194%(2)	139%	76%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

34	DECEMBER 31, 2020

Janus Henderson Multi-Sector Income Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Multi-Sector Income Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 45 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks high current income with a secondary focus on capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds currently implement an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

It is expected that the conversion of Class C Shares to Class A Shares will not result in a taxable event. Please consult your tax adviser for further information.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Janus Investment Fund	35

Janus Henderson Multi-Sector Income Fund

Notes to Financial Statements (unaudited)

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with United States of America generally accepted accounting principles ("US GAAP").

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets

36	DECEMBER 31, 2020

Janus Henderson Multi-Sector Income Fund

Notes to Financial Statements (unaudited)

and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2020 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund did not hold a significant amount of Level 3 securities as of December 31, 2020.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date

Janus Investment Fund	37

Janus Henderson Multi-Sector Income Fund

Notes to Financial Statements (unaudited)

of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

Dividends are declared daily and distributed monthly for the Fund. Realized capital gains, if any, are declared and distributed in December. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on futures contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended December 31, 2020 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

38	DECEMBER 31, 2020

Janus Henderson Multi-Sector Income Fund

Notes to Financial Statements (unaudited)

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital's ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Janus Investment Fund	39

Janus Henderson Multi-Sector Income Fund

Notes to Financial Statements (unaudited)

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the period, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used. Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). The change in unrealized net appreciation/depreciation is reported on the Statement of Operations (if applicable). When a contract is closed, a realized gain or loss is reported on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the period, the Fund purchased interest rate futures to increase exposure to interest rate risk.

During the period, the Fund sold interest rate futures to decrease exposure to interest rate risk.

During the period, the Fund sold futures on currency indices to decrease exposure to currency risk.

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. If the other party to a swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

40	DECEMBER 31, 2020

Janus Henderson Multi-Sector Income Fund

Notes to Financial Statements (unaudited)

Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the OTC market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Fund to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Fund will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member. Alternatively, the Fund may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Fund may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the U.S. Commodity Futures Trading Commission (“CFTC”). A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.

Index swaps, interest rate swaps, and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades. The market value of swap contracts are aggregated by positive and negative values and are disclosed separately as an asset or liability on the Fund’s Statement of Assets and Liabilities (if applicable). Realized gains and losses are reported on the Fund’s Statement of Operations (if applicable). The change in unrealized net appreciation or depreciation during the period is included in the Statement of Operations (if applicable).

The Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

The Fund’s use of interest rate swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Interest rate swaps do not involve the delivery of securities, other underlying assets, or principal. Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps may result in potential losses if interest rates do not move as expected or if the counterparties are unable to satisfy their obligations. Interest rate swaps are generally entered into on a net basis. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make.

During the period, the Fund entered into interest rate swaps paying a fixed interest rate and receiving a floating interest rate in order to decrease interest rate risk (duration) exposure. As interest rates rise, the Fund benefits by receiving a higher expected future floating rate, while paying a fixed rate that has not increased.

3. Other Investments and Strategies

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

In the aftermath of the 2007-2008 financial crisis, the financial sector experienced reduced liquidity in credit and other fixed-income markets, and an unusually high degree of volatility, both domestically and internationally. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took a number of unprecedented steps designed to support the financial markets. For example, the enactment of the Dodd-Frank Act in 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. More recently, in response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record-low levels. Extremely low or negative interest rates may become more prevalent or may not work as intended. As there is little precedent for this situation, the

Janus Investment Fund	41

Janus Henderson Multi-Sector Income Fund

Notes to Financial Statements (unaudited)

impact on various markets that interest rate or other significant policy changes may have is unknown. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including Janus Capital or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU, commonly known as “Brexit,” which immediately led to significant market volatility around the world, as well as political, economic and legal uncertainty. The United Kingdom formally left the EU on January 31, 2020 and entered into an eleven-month transition period, which expired on December 31, 2020. The negative impact on not only the United Kingdom and European economies could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on the United Kingdom and/or Europe for their business activities and revenues. Any further exits from the EU, or an increase in the belief that such exits are likely or possible, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

LIBOR Replacement Risk

The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate (LIBOR) as a reference rate for various rate calculations. On July 27, 2017, the U.K. Financial Conduct Authority announced that it intends to stop compelling or inducing banks to submit LIBOR rates after 2021. However, it remains unclear if LIBOR will continue to exist in its current, or a modified, form. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Financing Rate (SOFR), that is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. However, global consensus on alternative rates is lacking. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could adversely impact (i) volatility and liquidity in markets that are tied to LIBOR, (ii) the market for, or value of, specific securities or payments linked to those reference rates, (iii) availability or terms of borrowing or refinancing, or (iv) the effectiveness of hedging strategies. For these and other reasons, the elimination of LIBOR or changes to other interest rates may adversely affect the Fund’s performance and/or net asset value. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could

42	DECEMBER 31, 2020

Janus Henderson Multi-Sector Income Fund

Notes to Financial Statements (unaudited)

occur prior to the end of 2021. Markets are slowly developing in response to these new rates. Uncertainty regarding the process for amending existing contracts or instruments to transition away from LIBOR remains a concern for the Fund. The effect of any changes to, or discontinuation of, LIBOR on the Fund will vary depending, among other things, on (1) existing fallback or termination provisions in individual contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Loans

The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of December 31, 2020.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

Janus Investment Fund	43

Janus Henderson Multi-Sector Income Fund

Notes to Financial Statements (unaudited)

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer and commercial loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, extension risk (if interest rates rise), and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment.

The following tables present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of December 31, 2020” table located in the Fund’s Schedule of Investments.

44	DECEMBER 31, 2020

Janus Henderson Multi-Sector Income Fund

Notes to Financial Statements (unaudited)

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Citibank, National Association	$6,983	$(6,983)	$—	$—
HSBC Securities (USA), Inc.	213	(213)	—	—
JPMorgan Chase Bank, National Association	2,272,681	(21,474)	(2,251,207)	—

Total	$2,279,877	$(28,670)	$(2,251,207)	$—
Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Liabilities	or Liability(a)	Pledged(b)	Net Amount

Bank of America, National Association	$652,007	$—	$—	$652,007
Barclays Capital, Inc.	123,693	—	—	123,693
BNP Paribas	10,238	—	—	10,238
Citibank, National Association	176,232	(6,983)	—	169,249
HSBC Securities (USA), Inc.	26,926	(213)	—	26,713
JPMorgan Chase Bank, National Association	438,355	(21,474)	—	416,881

Total	$1,427,451	$(28,670)	$—	$1,398,781
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. For financial reporting purposes, the Fund does not offset financial instruments' payables and receivables and related collateral on the Statement of Assets and Liabilities. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the Securities and Exchange Commission (the “SEC”). See “Securities Lending” in the “Notes to Financial Statements” for additional information.

The Fund generally does not exchange collateral on its forward foreign currency contracts with its counterparties; however, all liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Certain securities may be segregated at the Fund’s custodian. These segregated securities are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their cover and/or market value equals or exceeds the Fund’s corresponding forward foreign currency exchange contract's obligation value.

Janus Investment Fund	45

Janus Henderson Multi-Sector Income Fund

Notes to Financial Statements (unaudited)

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. The Fund may lend fund securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to primarily invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of December 31, 2020, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $2,251,207. Gross amounts of recognized liabilities for securities lending (collateral received) as of December 31, 2020 is $2,299,335, resulting in the net amount due to the counterparty of $48,128.

TBA Commitments

The Fund may enter into “to be announced” or “TBA” commitments. TBAs are forward agreements for the purchase or sale of securities, including mortgage-backed securities, for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered

46	DECEMBER 31, 2020

Janus Henderson Multi-Sector Income Fund

Notes to Financial Statements (unaudited)

securities must meet specified terms, including issuer, rate, and mortgage terms. Although the particular TBA securities must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on forward commitment basis will ultimately be issued or delivered by the counterparty. During the settlement period, the Fund will still bear the risk of any decline in the value of the security to be delivered. Because TBA commitments do not require the purchase and sale of identical securities, the characteristics of the security delivered to the Fund may be less favorable than the security delivered to the dealer. If the counterparty to a transaction fails to deliver the security, the Fund could suffer a loss.

When-Issued, Delayed Delivery and Forward Commitment Transactions

The Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the other party to a transaction fails to deliver the securities, the Fund could miss a favorable price or yield opportunity. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, the Fund could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, the Fund will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed upon price on the settlement date. The Fund may dispose of or renegotiate a transaction after it is entered into, and may purchase or sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a gain or loss.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $200 Million	0.60
Next $500 Million	0.57
Over $700 Million	0.55

The Fund’s actual investment advisory fee rate for the reporting period was 0.57% of average annual net assets before any applicable waivers.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.64% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers for at least a one-year period commencing October 28, 2020. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Janus Investment Fund	47

Janus Henderson Multi-Sector Income Fund

Notes to Financial Statements (unaudited)

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund pays an annual administrative services fee based on the average daily net assets of Class D Shares for shareholder services provided by Janus Services, as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

The Fund’s actual Class D administrative fee rate was 0.12% for the reporting period.

Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during

48	DECEMBER 31, 2020

Janus Henderson Multi-Sector Income Fund

Notes to Financial Statements (unaudited)

a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $166,938 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2020. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2020 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2020 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $251,025 were paid by the Trust to the Trustees under the Deferred Plan during the period ended December 31, 2020.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital  has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended December 31, 2020 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Janus Investment Fund	49

Janus Henderson Multi-Sector Income Fund

Notes to Financial Statements (unaudited)

Class A Shares include a 4.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the period ended December 31, 2020, Janus Henderson Distributors retained upfront sales charges of $8,802.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the period ended December 31, 2020.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended December 31, 2020, redeeming shareholders of Class C Shares paid CDSCs of $5,354.

As of December 31, 2020, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	51	2
Class S Shares	34	-*
Class T Shares	-	-

* Less than 0.50%

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with US GAAP).

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the period ended December 31, 2020, the Fund engaged in cross trades amounting to $209,520 in purchases and $14,619,219 in sales, resulting in a net realized gain of $96,094. The net realized gain is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

5. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2020 are noted below. The primary differences between

50	DECEMBER 31, 2020

Janus Henderson Multi-Sector Income Fund

Notes to Financial Statements (unaudited)

book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships, and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 2,924,201,856	$99,843,366	$(46,998,856)	$ 52,844,510

Information on the tax components of derivatives as of December 31, 2020 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 750	$ 1,116,819	$ (3,137,455)	$ (2,020,636)

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

Janus Investment Fund	51

Janus Henderson Multi-Sector Income Fund

Notes to Financial Statements (unaudited)

6. Capital Share Transactions

	Period ended December 31, 2020		Year ended June 30, 2020
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	1,748,509	$ 17,108,472	5,881,189	$ 57,450,937
Reinvested dividends and distributions	128,881	1,266,320	209,277	2,021,058
Shares repurchased	(800,797)	(7,838,966)	(2,947,628)	(28,030,652)
Net Increase/(Decrease)	1,076,593	$ 10,535,826	3,142,838	$ 31,441,343
Class C Shares:
Shares sold	591,472	$ 5,781,714	4,365,941	$ 43,265,490
Reinvested dividends and distributions	127,103	1,248,939	225,063	2,173,190
Shares repurchased	(690,850)	(6,769,980)	(947,008)	(8,951,373)
Net Increase/(Decrease)	27,725	$ 260,673	3,643,996	$ 36,487,307
Class D Shares:
Shares sold	1,822,686	$ 17,825,945	7,208,284	$ 71,298,516
Reinvested dividends and distributions	189,491	1,862,396	395,677	3,842,696
Shares repurchased	(1,553,412)	(15,247,066)	(5,173,565)	(49,227,821)
Net Increase/(Decrease)	458,765	$ 4,441,275	2,430,396	$ 25,913,391
Class I Shares:
Shares sold	44,093,181	$431,687,607	187,809,930	$1,829,611,768
Reinvested dividends and distributions	4,494,797	44,133,745	8,339,724	80,491,780
Shares repurchased	(45,782,960)	(449,241,212)	(97,412,421)	(916,063,211)
Net Increase/(Decrease)	2,805,018	$ 26,580,140	98,737,233	$ 994,040,337
Class N Shares:
Shares sold	1,718,568	$ 16,813,249	9,516,447	$ 90,188,205
Reinvested dividends and distributions	206,809	2,030,450	112,075	1,072,909
Shares repurchased	(1,420,095)	(13,877,718)	(1,005,455)	(9,543,457)
Net Increase/(Decrease)	505,282	$ 4,965,981	8,623,067	$ 81,717,657
Class S Shares:
Shares sold	5,441	$ 53,209	51,267	$ 482,838
Reinvested dividends and distributions	2,300	22,585	3,938	38,144
Shares repurchased	(14,023)	(137,982)	(16,712)	(163,425)
Net Increase/(Decrease)	(6,282)	$ (62,188)	38,493	$ 357,557
Class T Shares:
Shares sold	6,399,187	$ 62,645,208	39,030,110	$ 383,384,900
Reinvested dividends and distributions	676,759	6,643,774	1,339,500	12,948,643
Shares repurchased	(8,271,837)	(80,868,708)	(25,304,452)	(235,751,287)
Net Increase/(Decrease)	(1,195,891)	$ (11,579,726)	15,065,158	$ 160,582,256

52	DECEMBER 31, 2020

Janus Henderson Multi-Sector Income Fund

Notes to Financial Statements (unaudited)

7. Purchases and Sales of Investment Securities

For the period ended December 31, 2020, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$1,417,219,659	$1,471,551,105	$ -	$ -

8. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update 2020-04 Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”) in March 2020. The new guidance in the ASU provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR or other interbank-offered based reference rates as of the end of 2021. For new and existing contracts, Funds may elect to apply the guidance as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU’s adoption to the Fund’s financial statements.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2020 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	53

Janus Henderson Multi-Sector Income Fund

Report of Independent Registered Public Accounting Firm

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each Fund of Janus Investment Fund (together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreements for the Janus Henderson Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2020, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2021 through February 1, 2022, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus

54	DECEMBER 31, 2020

Janus Henderson Multi-Sector Income Fund

Report of Independent Registered Public Accounting Firm

Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital generally does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2020, approximately 75% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers, and for the 12 months ended September 30, 2020, approximately 62% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Janus Investment Fund	55

Janus Henderson Multi-Sector Income Fund

Report of Independent Registered Public Accounting Firm

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Developed World Bond Fund, the Trustees noted the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

56	DECEMBER 31, 2020

Janus Henderson Multi-Sector Income Fund

Report of Independent Registered Public Accounting Firm

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Janus Investment Fund	57

Janus Henderson Multi-Sector Income Fund

Report of Independent Registered Public Accounting Firm

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance.

58	DECEMBER 31, 2020

Janus Henderson Multi-Sector Income Fund

Report of Independent Registered Public Accounting Firm

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory fees and any administration fees but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 10% under the average total expenses of the respective Broadridge Expense Group peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 9% under the average management fees for the respective Broadridge Expense Group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

Janus Investment Fund	59

Janus Henderson Multi-Sector Income Fund

Report of Independent Registered Public Accounting Firm

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to funds subadvised by Janus Capital and to the fees Janus Capital charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very distinct relative to retail funds; and (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; (4) 9 of 10 Janus Henderson Funds have lower management fees than similar funds subadvised by Janus Capital; and (5) 5 of 8 Janus Henderson Funds have lower management fees than similar separate accounts managed by Janus Capital.

The Trustees considered the fees for each Fund for its fiscal year ended in 2019, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

60	DECEMBER 31, 2020

Janus Henderson Multi-Sector Income Fund

Report of Independent Registered Public Accounting Firm

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

Janus Investment Fund	61

Janus Henderson Multi-Sector Income Fund

Report of Independent Registered Public Accounting Firm

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that, the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Venture Fund, the Trustees noted that, the Fund’s total expenses were below the peer group for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

62	DECEMBER 31, 2020

Janus Henderson Multi-Sector Income Fund

Report of Independent Registered Public Accounting Firm

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by Janus Capital were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital

Janus Investment Fund	63

Janus Henderson Multi-Sector Income Fund

Report of Independent Registered Public Accounting Firm

and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 73% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. They also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) as the assets of some of the Janus Henderson Funds have declined in the past few years, certain of those Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined; (3) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (4) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by Janus Capital and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their

64	DECEMBER 31, 2020

Janus Henderson Multi-Sector Income Fund

Report of Independent Registered Public Accounting Firm

relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

Janus Investment Fund	65

Janus Henderson Multi-Sector Income Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2020. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

66	DECEMBER 31, 2020

Janus Henderson Multi-Sector Income Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

Janus Investment Fund	67

Janus Henderson Multi-Sector Income Fund

Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

68	DECEMBER 31, 2020

Janus Henderson Multi-Sector Income Fund

Notes

NotesPage1

Janus Investment Fund	69

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins and Intech are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors
125-24-93028 03-21

SEMIANNUAL REPORT December 31, 2020

Janus Henderson Short-Term Bond Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Short-Term Bond Fund

Janus Henderson Short-Term Bond Fund (unaudited)

FUND SNAPSHOT

We believe a bottom-up, fundamentally driven investment process can generate risk-adjusted outperformance and capital preservation over time. Our comprehensive bottom-up view drives decision making at a macro level, enabling us to make informed risk and sector allocation decisions.

Seth Meyer co-portfolio manager	Greg Wilensky co-portfolio manager	Michael Keough co-portfolio manager

PERFORMANCE OVERVIEW

For the six-month period ended December 31, 2020, Janus Henderson Short-Term Bond Fund’s Class I Shares returned 2.27%, compared with 0.44% for its benchmark, the Bloomberg Barclays 1-3 Year U.S. Government/Credit Index.

INVESTMENT ENVIRONMENT

Positive index performance came primarily from investment-grade corporate bonds. Credit markets rallied as the economic outlook improved, bolstered in part by promising developments in COVID-19 vaccines and a market-friendly U.S. election outcome. Falling yields in short-dated Treasuries generated modest returns given expectations that the Federal Reserve (Fed) will remain accommodative. The yield on the 2-year note ended December at 0.12%, down slightly from 0.15% in June. The high-yield corporate market was particularly strong over the period as investors became increasingly comfortable taking additional risk. Securitized products such as asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS) also benefited from an improved economic outlook.

PERFORMANCE DISCUSSION

We maintained a constructive outlook for credit markets given our expectations for continued support from the Fed, additional U.S. fiscal stimulus and relatively strong consumer fundamentals. And the election outcome in the U.S. coupled with a number of positive developments regarding the timing and efficacy for COVID-19 vaccines led us to become more positive on the high-yield corporate bond market. In our view, shorter-maturity, high-yield securities offered relatively attractive risk-adjusted return potential, given companies’ ability to refinance shorter-term obligations amid ample liquidity in the capital markets and the improving economic outlook. Nevertheless, we focused exposure in companies where our research indicated both a sound fundamental outlook and the ability to withstand bouts of unexpected volatility or illiquidity.

We also established a position in lower-coupon mortgage-backed securities (MBS) that we believe will benefit from the Fed’s aggressive purchasing while offering higher-quality yield and diversification to the portfolio.

The Fund’s overweight to corporate and securitized credit drove the majority of outperformance over the period. On a single-name basis, a crossover position in Wabtec, a provider of products and technology services for the rail industry, performed particularly well as the period’s rally benefited many securities in the lowest tier of investment-grade ratings and the highest tier of high yield. The company’s debt paydown efforts have also been well received. A position in semiconductor manufacturer Broadcom was another notable contributor to relative returns, with bonds performing well amid the management team’s focus on paying down debt. At both the sector and security level, detractors from performance were minimal.

DERIVATIVES USAGE

During the period, the Fund used interest rate futures to efficiently express our view on the U.S. Treasury market. Our use of derivatives had a negligible impact on relative results. Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

We remain positive on the outlook for credit markets, believing it is appropriate to look past the continued near-term headwinds from elevated COVID-19 cases. Both the economic recovery and the credit repair cycle are in early innings, and this phase of the cycle has historically been positive for returns across spread product sectors. In 2021, we expect a robust recovery in economic activity to result in strong corporate earnings growth and a healthy consumer, aided by a recovery in employment and continued government support.

Janus Investment Fund	1

Janus Henderson Short-Term Bond Fund (unaudited)

With government bond yields near historic lows across the developed world, we expect areas that still offer yield to remain in demand, benefiting credit markets across the various asset classes and the ratings spectrum. But it is important to take note of where the markets ended the year. The sharp drop in government bond yields in the first quarter of 2020 followed by a very strong recovery in credit spreads has resulted in less attractive valuations across U.S. Treasuries and much of the recovery already priced into the highest-quality corporate bonds. In our view, it is the more credit sensitive parts of the market, including the lowest-tier of investment grade as well as high yield, that still provide opportunities for active managers to identify attractive risk-adjusted securities.

We are particularly optimistic for shorter-maturity corporate bonds, believing those issuers with quality business models and a focus on paying down debt present attractive opportunities, even amid potential volatility. We expect volatility will remain relatively low at the short end of the yield curve, in part because of the Fed’s commitment to keeping policy rates low.

While we expect bond market volatility to be relatively subdued in the new year, we think it is important to remain active – focused on companies with strong balance sheets, cash flows and long-term competitive advantages. We are positioned with the remaining uncertainties top of mind and focused on being nimble to take advantage of opportunities as they arise.

Thank you for your investment in Janus Henderson Short-Term Bond Fund.

2	DECEMBER 31, 2020

Janus Henderson Short-Term Bond Fund (unaudited)

Fund At A Glance

December 31, 2020

Fund Profile
30-day Current Yield*	Without Reimbursement	With Reimbursement
Class A Shares NAV	0.62%	0.65%
Class A Shares MOP	0.61%	0.64%
Class C Shares**	-0.11%	-0.07%
Class D Shares	0.77%	0.81%
Class I Shares	0.81%	0.84%
Class N Shares	0.89%	0.93%
Class S Shares	0.00%	0.46%
Class T Shares	0.67%	0.70%
Weighted Average Maturity		2.8 Years
Average Effective Duration***		2.2 Years
* Yield will fluctuate.
** Does not include the 1.00% contingent deferred sales charge.
*** A theoretical measure of price volatility.

Ratings† Summary - (% of Total Investments)
AAA	4.9%
AA	15.6%
A	7.4%
BBB	38.5%
BB	14.0%
B	2.1%
Not Rated	16.8%
Other	0.7%

† Credit ratings provided by Standard & Poor's (S&P), an independent credit rating agency. Credit ratings range from AAA (highest) to D (lowest) based on S&P's measures. Further information on S&P's rating methodology may be found at www.standardandpoors.com. Other rating agencies may rate the same securities differently. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change. "Not Rated" securities are not rated by S&P, but may be rated by other rating agencies and do not necessarily indicate low quality. "Other" includes cash equivalents, equity securities, and certain derivative instruments.

Significant Areas of Investment - (% of Net Assets)

Asset Allocation - (% of Net Assets)
Corporate Bonds	53.2%
Asset-Backed/Commercial Mortgage-Backed Securities	25.0%
United States Treasury Notes/Bonds	14.7%
Investment Companies	4.5%
Bank Loans and Mezzanine Loans	3.6%
Mortgage-Backed Securities	2.0%
Investments Purchased with Cash Collateral from Securities Lending	0.3%
Other	(3.3)%
100.0%

Janus Investment Fund	3

Janus Henderson Short-Term Bond Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended December 31, 2020						Expense Ratios
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV	1.84%	4.31%	2.31%	1.82%	3.49%	0.79%	0.74%
Class A Shares at MOP	-0.75%	1.62%	1.77%	1.56%	3.31%
Class C Shares at NAV	1.87%	3.96%	1.57%	1.11%	2.79%	1.57%	1.51%
Class C Shares at CDSC	0.87%	2.96%	1.57%	1.11%	2.79%
Class D Shares	2.26%	4.82%	2.54%	2.00%	3.82%	0.64%	0.58%
Class I Shares	2.27%	4.50%	2.52%	2.05%	3.71%	0.61%	0.56%
Class N Shares	2.33%	4.96%	2.61%	2.08%	3.85%	0.49%	0.44%
Class S Shares	2.09%	4.46%	2.13%	1.68%	3.31%	1.26%	0.94%
Class T Shares	2.20%	4.70%	2.43%	1.90%	3.78%	0.74%	0.69%
Bloomberg Barclays 1-3 Year U.S. Government/Credit Index	0.44%	3.33%	2.21%	1.60%	3.77%**
Morningstar Quartile - Class T Shares	-	1st	3rd	3rd	2nd
Morningstar Ranking - based on total returns for Short-Term Bond Funds	-	161/590	323/525	253/413	70/152

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 2.50%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to for at least a one-year period commencing on October 28, 2020.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk

4	DECEMBER 31, 2020

Janus Henderson Short-Term Bond Fund (unaudited)

Performance

securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective share class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on May 31, 2012. Performance shown for periods prior to May 31, 2012, reflects the performance of the Fund’s Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2020 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – September 1, 1992

** The Bloomberg Barclays 1-3 Year U.S. Government/Credit Index’s since inception returns are calculated from August 31, 1992.

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

Janus Investment Fund	5

Janus Henderson Short-Term Bond Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/20)	Ending Account Value (12/31/20)	Expenses Paid During Period (7/1/20 - 12/31/20)†	Beginning Account Value (7/1/20)	Ending Account Value (12/31/20)	Expenses Paid During Period (7/1/20 - 12/31/20)†	Net Annualized Expense Ratio (7/1/20 - 12/31/20)
Class A Shares	$1,000.00	$1,018.40	$3.82	$1,000.00	$1,021.42	$3.82	0.75%
Class C Shares	$1,000.00	$1,018.70	$6.82	$1,000.00	$1,018.45	$6.82	1.34%
Class D Shares	$1,000.00	$1,022.60	$2.96	$1,000.00	$1,022.28	$2.96	0.58%
Class I Shares	$1,000.00	$1,022.70	$2.91	$1,000.00	$1,022.33	$2.91	0.57%
Class N Shares	$1,000.00	$1,023.30	$2.29	$1,000.00	$1,022.94	$2.29	0.45%
Class S Shares	$1,000.00	$1,020.90	$4.69	$1,000.00	$1,020.57	$4.69	0.92%
Class T Shares	$1,000.00	$1,022.00	$3.57	$1,000.00	$1,021.68	$3.57	0.70%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6	DECEMBER 31, 2020

Janus Henderson Short-Term Bond Fund

Schedule of Investments (unaudited)

December 31, 2020

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– 25.0%
208 Park Avenue Mortgage Trust 2017-280P,
ICE LIBOR USD 1 Month + 0.8800%, 1.0386%, 9/15/34 (144A)‡	$4,021,000	$4,022,359
American Credit Acceptance Receivables Trust 2020-2,
1.6500%, 12/13/23 (144A)	1,245,160	1,252,593
Angel Oak Mortgage Trust I LLC 2019-5, 2.5930%, 10/25/49 (144A)‡	876,857	887,959
Angel Oak Mortgage Trust I LLC 2019-6,
ICE LIBOR USD 12 Month + 0.9500%, 2.6200%, 11/25/59 (144A)‡	808,951	819,151
Applebee's Funding LLC / IHOP Funding LLC, 4.1940%, 6/7/49 (144A)	7,152,075	6,999,716
Barclays Comercial Mortgage Securities LLC 2017-DELC,
ICE LIBOR USD 1 Month + 0.8500%, 1.0086%, 8/15/36 (144A)‡	874,000	864,218
BVRT Financing Trust, 7/10/32‡	2,928,000	2,928,000
BX Commercial Mortgage Trust 2019-XL,
ICE LIBOR USD 1 Month + 0.9200%, 1.0790%, 10/15/36 (144A)‡	3,758,270	3,765,498
BX Commercial Mortgage Trust 2020-FOX A,
ICE LIBOR USD 1 Month + 1.0000%, 1.1590%, 11/15/32 (144A)‡	3,434,000	3,439,320
BX Commercial Mortgage Trust 2020-FOX B,
ICE LIBOR USD 1 Month + 1.3500%, 1.5090%, 11/15/32 (144A)‡	599,000	600,462
BX Commercial Mortgage Trust 2020-FOX C,
ICE LIBOR USD 1 Month + 1.5500%, 1.7090%, 11/15/32 (144A)‡	499,000	500,240
Cazenovia Creek Funding II LLC, 3.5607%, 7/15/30 (144A)	4,412,605	4,431,281
Chase Auto Credit Linked Notes 2020-1 B, 0.9910%, 1/25/28 (144A)	4,780,555	5,002,572
Chase Auto Credit Linked Notes 2020-2 B, 0.8400%, 2/25/28 (144A)	2,000,000	2,001,673
Chesapeake Funding II LLC 2019-2A, 2.7100%, 9/15/31 (144A)	2,858,000	2,927,633
Cold Storage Trust 2020-ICE5 A,
ICE LIBOR USD 1 Month + 0.9000%, 1.0586%, 11/15/37 (144A)‡	3,339,000	3,339,360
Cold Storage Trust 2020-ICE5 B,
ICE LIBOR USD 1 Month + 1.3000%, 1.4586%, 11/15/37 (144A)‡	1,713,000	1,713,850
Cold Storage Trust 2020-ICE5 C,
ICE LIBOR USD 1 Month + 1.6500%, 1.8086%, 11/15/37 (144A)‡	1,720,000	1,720,826
Connecticut Avenue Securities Trust 2017-C01,
ICE LIBOR USD 1 Month + 3.5500%, 3.6980%, 7/25/29‡	1,243,936	1,280,960
Connecticut Avenue Securities Trust 2018-C05,
ICE LIBOR USD 1 Month + 2.3500%, 2.4980%, 1/25/31‡	2,231,471	2,229,305
Connecticut Avenue Securities Trust 2018-R07,
ICE LIBOR USD 1 Month + 2.4000%, 2.5480%, 4/25/31 (144A)‡	600,977	600,354
Connecticut Avenue Securities Trust 2019-R02,
ICE LIBOR USD 1 Month + 2.3000%, 2.4480%, 8/25/31 (144A)‡	620,165	618,614
Connecticut Avenue Securities Trust 2019-R03,
ICE LIBOR USD 1 Month + 2.1500%, 2.2980%, 9/25/31 (144A)‡	4,374,090	4,360,507
Connecticut Avenue Securities Trust 2019-R04,
ICE LIBOR USD 1 Month + 2.1000%, 2.2480%, 6/25/39 (144A)‡	1,969,222	1,963,116
Connecticut Avenue Securities Trust 2019-R05,
ICE LIBOR USD 1 Month + 2.0000%, 2.1480%, 7/25/39 (144A)‡	207,012	206,318
Connecticut Avenue Securities Trust 2019-R06,
ICE LIBOR USD 1 Month + 2.1000%, 2.2480%, 9/25/39 (144A)‡	1,302,617	1,300,027
Connecticut Avenue Securities Trust 2019-R07,
ICE LIBOR USD 1 Month + 2.1000%, 2.2480%, 10/25/39 (144A)‡	212,045	211,326
Connecticut Avenue Securities Trust 2020-R01,
ICE LIBOR USD 1 Month + 0.8000%, 0.9480%, 1/25/40 (144A)‡	1,482,904	1,483,361
Connecticut Avenue Securities Trust 2020-R02,
ICE LIBOR USD 1 Month + 0.7500%, 0.8980%, 1/25/40 (144A)‡	2,839,196	2,839,196
Connecticut Avenue Securities Trust 2020-R02,
ICE LIBOR USD 1 Month + 2.0000%, 2.1480%, 1/25/40 (144A)‡	3,019,742	2,998,519
Cosmopolitan Hotel Trust 2017,
ICE LIBOR USD 1 Month + 0.9300%, 1.0886%, 11/15/36 (144A)‡	654,369	647,017
Credit Suisse Commercial Mortgage Trust 2019-ICE4,
ICE LIBOR USD 1 Month + 0.9800%, 1.1390%, 5/15/36 (144A)‡	4,234,000	4,235,631
Credit Suisse Commercial Mortgage Trust 2019-ICE4 C,
ICE LIBOR USD 1 Month + 1.4300%, 1.5890%, 5/15/36 (144A)‡	4,106,000	4,100,888
Credit Suisse Commercial Mortgage Trust 2020-UNFI, 4.1682%, 12/6/22‡	4,000,000	4,026,350

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson Short-Term Bond Fund

Schedule of Investments (unaudited)

December 31, 2020

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– (continued)
DB Master Finance LLC 2017-1A A2II, 4.0300%, 11/20/47 (144A)	$4,983,090	$5,299,027
DBJPM 16-C3 Mortgage Trust, 1.5020%, 8/10/49	593,991	595,777
Dell Equipment Finance Trust 2020-1, 2.2600%, 6/22/22 (144A)	3,787,000	3,830,533
Domino's Pizza Master Issuer LLC, 3.0820%, 7/25/47 (144A)	13,294,820	13,456,447
Drive Auto Receivables Trust 2017-3, 3.5300%, 12/15/23 (144A)	210,276	213,405
Drive Auto Receivables Trust 2020-1, 2.7000%, 5/17/27	2,511,000	2,603,584
Eagle Re Ltd, ICE LIBOR USD 1 Month + 0.9000%, 1.0480%, 1/25/30 (144A)‡	7,978,000	7,930,720
Exeter Automobile Receivables Trust 2018-1A C, 3.0300%, 1/17/23 (144A)	378,231	379,297
Exeter Automobile Receivables Trust 2020-1A C, 2.4900%, 1/15/25 (144A)	1,840,000	1,880,025
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 5.0000%, 5.1480%, 7/25/25‡	531,707	537,482
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 5.7000%, 5.8480%, 4/25/28‡	633,547	661,971
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 2.0000%, 2.1480%, 3/25/31‡	157,272	155,674
Foursight Capital Automobile Receivables Trust 2018-2,
3.6400%, 5/15/23 (144A)	1,069,349	1,076,439
Foursight Capital Automobile Receivables Trust 2018-2,
3.8000%, 11/15/23 (144A)	1,311,000	1,338,140
Freddie Mac Structured Agency Credit Risk Debt Notes 2014-DN1 M2,
ICE LIBOR USD 1 Month + 2.2000%, 2.3480%, 2/25/24‡	108,053	108,040
Freddie Mac Structured Agency Credit Risk Debt Notes 2016-DNA1 M3,
ICE LIBOR USD 1 Month + 5.5500%, 5.7001%, 7/25/28‡	725,463	755,612
Freddie Mac Structured Agency Credit Risk Debt Notes 2019-DNA4 M2,
ICE LIBOR USD 1 Month + 1.9500%, 2.0980%, 10/25/49 (144A)‡	3,231,892	3,215,871
Freddie Mac Structured Agency Credit Risk Debt Notes 2020-DNA4 M1,
ICE LIBOR USD 1 Month + 1.5000%, 1.6480%, 8/25/50 (144A)‡	2,500,128	2,501,690
Freddie Mac Structured Agency Credit Risk Debt Notes 2020-DNA6 M1,
US 30 Day Average SOFR + 0.9000%, 0.9773%, 12/25/50 (144A)‡	1,822,000	1,822,273
Freddie Mac Structured Agency Credit Risk Debt Notes 2020-DNA6 M2,
US 30 Day Average SOFR + 2.0000%, 2.0773%, 12/25/50 (144A)‡	1,707,000	1,704,270
Freddie Mac Structured Agency Credit Risk Debt Notes 2020-HQA5 M2,
US 30 Day Average SOFR + 2.6000%, 2.6817%, 11/25/50 (144A)‡	2,771,000	2,779,699
GLS Auto Receivables Issuer Trust 2019-2, 3.0600%, 4/17/23 (144A)	778,845	783,780
GLS Auto Receivables Issuer Trust 2020-4A B, 0.8700%, 12/16/24 (144A)	2,482,000	2,486,083
Golden Credit Card Trust, 2.6200%, 1/15/23 (144A)	8,207,000	8,213,176
Great Wolf Trust,
ICE LIBOR USD 1 Month + 1.0340%, 1.1930%, 12/15/36 (144A)‡	5,929,000	5,803,575
Hewlett-Packard Financial Services Company Trust 2019-1A,
2.1900%, 9/20/29 (144A)	1,857,774	1,864,448
Hewlett-Packard Financial Services Company Trust 2020-1A C,
2.0300%, 2/20/30 (144A)	800,000	813,719
Hewlett-Packard Financial Services Company Trust 2020-1A D,
2.2600%, 2/20/30 (144A)	800,000	799,082
Hilton Grand Vacations Trust 2020-AA, 2.7400%, 2/25/39 (144A)	3,430,307	3,573,687
Jack in the Box Funding LLC 2019-1A A2I, 3.9820%, 8/25/49 (144A)	5,081,880	5,197,106
JP Morgan Mortgage Trust 2019-LTV2, 3.5000%, 12/25/49 (144A)‡	1,639,853	1,673,862
JP Morgan Mortgage Trust 2020-LTV1,
ICE LIBOR USD 1 Month + 1.0000%, 1.1501%, 6/25/50 (144A)‡	4,634,112	4,633,909
KNDL Mortgage Trust 2019-KNSQ A,
ICE LIBOR USD 1 Month + 0.8000%, 0.9590%, 5/15/36 (144A)‡	3,838,000	3,838,516
Lanark Master Issuer PLC, 2.2770%, 12/22/69 (144A)Ç	3,829,000	3,956,421
Mello Warehouse Securitization Trust 2019-2,
ICE LIBOR USD 1 Month + 1.1500%, 1.2980%, 11/25/52 (144A)‡	7,634,460	7,791,000
Morgan Stanley Capital I Trust 2014-MP, 3.4690%, 8/11/33 (144A)	8,339,000	8,418,052
Mortgage Insurance-Linked Notes Series 2020-1,
ICE LIBOR USD 1 Month + 0.9500%, 1.0980%, 2/25/30 (144A)‡	3,236,181	3,224,136
NRZ Excess Spread Collateralized Notes 2020-PLS1 A,
3.8440%, 12/25/25 (144A)	787,000	786,998
Oak Street Investment Grade Net Lease Fund 2020-1A A1,

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	DECEMBER 31, 2020

Janus Henderson Short-Term Bond Fund

Schedule of Investments (unaudited)

December 31, 2020

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– (continued)
1.8500%, 11/20/50 (144A)	$1,450,888	$1,450,492
Oak Street Investment Grade Net Lease Fund 2020-1A A5,
3.3900%, 11/20/50 (144A)	2,063,000	2,059,967
OSCAR US Funding Trust VII LLC, 2.7600%, 12/10/24 (144A)	5,273,163	5,359,133
Planet Fitness Master Issuer LLC 2018-1A, 4.2620%, 9/5/48 (144A)	2,370,438	2,368,852
Prestige Auto Receivables Trust 2018-1, 3.7500%, 10/15/24 (144A)	1,639,000	1,690,254
PSNH Funding LLC 3, 3.0940%, 2/1/26	5,459,641	5,680,898
Santander Consumer Auto Receivables Trust 2020-AA, 1.3700%, 10/15/24 (144A)	1,019,913	1,029,686
Santander Drive Auto Receivables Trust 2017-2, 4.9900%, 9/16/24 (144A)	10,046,000	10,509,639
Santander Drive Auto Receivables Trust 2018-2, 5.0200%, 9/15/25	2,594,000	2,705,283
Santander Drive Auto Receivables Trust 2020-4 A2A, 0.4200%, 9/15/23	2,732,000	2,733,006
Santander Prime Auto Issuance Notes Trust 2018-A, 5.0400%, 9/15/25 (144A)	2,484,671	2,504,564
Silverstone Master Issuer PLC,
ICE LIBOR USD 3 Month + 0.3900%, 0.5986%, 1/21/70 (144A)‡	2,230,480	2,230,570
SoFi Professional Loan Program 2020-C Trust, 1.9500%, 2/15/46 (144A)	4,134,248	4,231,929
Spruce Hill Mortgage Loan Trust 2020-SH2, 3.4070%, 6/25/55 (144A)‡	2,162,004	2,394,350
Taco Bell Funding LLC, 4.3770%, 5/25/46 (144A)	2,489,700	2,510,323
Taco Bell Funding LLC, 4.3180%, 11/25/48 (144A)	16,391,703	16,650,927
Tesla Auto Lease Trust 2018-B, 7.8700%, 6/20/22 (144A)	2,181,000	2,259,996
Upstart Securitization Trust 2020-3 A, 1.7020%, 11/20/30 (144A)	2,511,924	2,523,975
Vantage Data Centers LLC 2020-1A A2, 1.6450%, 9/15/45 (144A)	3,924,000	3,927,917
VCAT Asset Securitization LLC 2020-NPL1, 3.6710%, 8/25/50 (144A)Ç	808,020	808,011
Verizon Owner Trust 2019-A, 2.9300%, 9/20/23	3,905,000	3,981,225
Verizon Owner Trust 2019-C, 1.9400%, 4/22/24	4,175,000	4,263,608
Verizon Owner Trust 2019-C, 2.0600%, 4/22/24	8,417,000	8,665,779
Verus Securitization Trust 2020-1, 2.6420%, 1/25/60 (144A)Ç	5,069,086	5,131,312
WFRBS Commercial Mortgage Trust 2014-C25, 3.6310%, 11/15/47	999,000	1,105,230
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $293,161,610)		295,798,652
Bank Loans and Mezzanine Loans– 3.6%
Capital Goods – 1.5%
Boeing Co, ICE LIBOR USD 1 Month + 1.2500%, 1.4021%, 2/7/22ƒ,‡	17,532,000	17,295,318
Communications – 1.4%
Charter Communications Operating LLC,
ICE LIBOR USD 1 Month + 1.7500%, 1.9000%, 4/30/25‡	16,402,929	16,372,188
Consumer Non-Cyclical – 0.7%
Elanco Animal Health Inc, ICE LIBOR USD 1 Month + 1.7500%, 1.9048%, 8/1/27‡	3,688,868	3,662,128
Froneri US Inc, ICE LIBOR USD 1 Month + 2.2500%, 2.3968%, 1/29/27‡	1,795,438	1,780,149
Reynolds Consumer Products Inc,
ICE LIBOR USD 1 Month + 1.7500%, 1.8968%, 2/4/27‡	3,135,527	3,120,544
		8,562,821
Total Bank Loans and Mezzanine Loans (cost $42,370,958)		42,230,327
Corporate Bonds– 53.2%
Banking – 13.6%
Bank of America Corp, SOFR + 0.7400%, 0.8100%, 10/24/24‡	13,998,000	14,127,758
Bank of America Corp, 4.0000%, 1/22/25	9,491,000	10,664,647
Bank of Montreal, 3.3000%, 2/5/24	3,289,000	3,566,765
Bank of New York Mellon Corp,
US Treasury Yield Curve Rate 5 Year + 4.3580%, 4.7000%‡,µ	5,759,000	6,351,025
Banque Federative du Credit Mutuel SA, 0.6500%, 2/27/24 (144A)	5,317,000	5,331,172
Barclays PLC, 1.0070%, 12/10/24	4,518,000	4,548,216
BNP Paribas SA, ICE LIBOR USD 3 Month + 2.2350%, 4.7050%, 1/10/25 (144A)‡	3,253,000	3,614,985
BNP Paribas SA, ICE LIBOR USD 3 Month + 1.1110%, 2.8190%, 11/19/25 (144A)‡	2,267,000	2,422,000
BNP Paribas SA, USD SWAP SEMI 30/360 5YR + 5.1500%, 7.3750% (144A)‡,µ	5,148,000	5,955,567
BPCE SA, 5.1500%, 7/21/24 (144A)	5,264,000	5,993,472
Citigroup Inc, 4.4000%, 6/10/25	10,314,000	11,793,181
Credit Agricole SA, 4.3750%, 3/17/25 (144A)	1,682,000	1,887,820
Credit Agricole SA/London, SOFR + 1.6760%, 1.9070%, 6/16/26 (144A)‡	1,047,000	1,085,732
Credit Suisse Group AG,

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Short-Term Bond Fund

Schedule of Investments (unaudited)

December 31, 2020

Shares or Principal Amounts		Value
Corporate Bonds– (continued)
Banking– (continued)
ICE LIBOR USD 3 Month + 1.2000%, 2.9970%, 12/14/23 (144A)‡	$5,560,000	$5,813,240
Goldman Sachs Group Inc, SOFR + 0.5380%, 0.6270%, 11/17/23‡	5,881,000	5,904,571
Goldman Sachs Group Inc, 3.5000%, 4/1/25	6,854,000	7,621,791
HSBC Holdings PLC, SOFR + 1.5380%, 1.6450%, 4/18/26‡	4,107,000	4,199,644
JPMorgan Chase & Co, 3.8750%, 9/10/24	10,772,000	12,059,719
JPMorgan Chase & Co, ICE LIBOR USD 3 Month + 3.7800%, 6.7500%‡,µ	5,657,000	6,351,122
Morgan Stanley, 4.1000%, 5/22/23	14,001,000	15,194,264
Morgan Stanley, ICE LIBOR USD 3 Month + 0.8470%, 3.7370%, 4/24/24‡	5,133,000	5,522,719
Societe Generale SA, 2.6250%, 1/22/25 (144A)	4,749,000	5,028,682
UBS Group AG,
US Treasury Yield Curve Rate 1 Year + 0.8300%, 1.0080%, 7/30/24 (144A)‡	2,578,000	2,602,751
UBS Group AG, USD SWAP SEMI 30/360 5YR + 4.3440%, 7.0000% (144A)‡,µ	5,447,000	5,971,274
Wells Fargo & Co, SOFR + 1.6000%, 1.6540%, 6/2/24‡	6,828,000	7,014,319
		160,626,436
Basic Industry – 1.6%
Anglo American Capital PLC, 4.1250%, 4/15/21 (144A)	1,203,000	1,212,592
Blue Cube Spinco LLC, 10.0000%, 10/15/25	2,060,000	2,181,025
Glencore Finance Canada Ltd, 4.9500%, 11/15/21 (144A)	1,056,000	1,098,161
Nutrition & Biosciences Inc, 0.6970%, 9/15/22 (144A)	3,250,000	3,259,640
Nutrition & Biosciences Inc, 1.2300%, 10/1/25 (144A)	6,893,000	6,964,647
PolyOne Corp, 5.7500%, 5/15/25 (144A)	1,664,000	1,768,000
Tronox Inc, 6.5000%, 5/1/25 (144A)	2,138,000	2,287,660
		18,771,725
Brokerage – 1.4%
Ameriprise Financial Inc, 3.0000%, 4/2/25	795,000	865,326
Charles Schwab Corp, 4.2000%, 3/24/25	1,950,000	2,235,687
Charles Schwab Corp,
US Treasury Yield Curve Rate 5 Year + 4.9710%, 5.3750%‡,µ	10,603,000	11,809,091
Intercontinental Exchange Inc, 3.7500%, 12/1/25	1,871,000	2,119,007
		17,029,111
Capital Goods – 4.6%
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc,
4.1250%, 8/15/26 (144A)	8,019,000	8,379,855
Ball Corp, 5.0000%, 3/15/22	812,000	849,555
Boeing Co, 2.7500%, 2/1/26	4,640,000	4,878,092
CANPACK SA/Eastern PA Land Invetment Holding LLC, 3.1250%, 11/1/25 (144A)	1,105,000	1,110,525
CNH Industrial Capital LLC, 4.3750%, 4/5/22	3,915,000	4,089,886
General Dynamics Corp, ICE LIBOR USD 3 Month + 0.3800%, 0.5936%, 5/11/21‡	941,000	942,145
General Electric Co, 3.4500%, 5/15/24	5,159,000	5,630,071
GFL Environmental Inc, 3.7500%, 8/1/25 (144A)	5,634,000	5,746,680
Huntington Ingalls Industries Inc, 3.8440%, 5/1/25 (144A)	3,227,000	3,585,089
Otis Worldwide Corp, ICE LIBOR USD 3 Month + 0.4500%, 0.2340%, 4/5/23‡,#	4,561,000	4,562,081
TransDigm Inc, 8.0000%, 12/15/25 (144A)	2,724,000	3,014,351
Westinghouse Air Brake Technologies Corp, 4.3750%, 8/15/23	962,000	1,015,183
Westinghouse Air Brake Technologies Corp, 3.2000%, 6/15/25	10,298,000	11,107,903
		54,911,416
Communications – 3.5%
Altice Financing SA, 7.5000%, 5/15/26 (144A)	1,638,000	1,728,581
CenturyLink Inc, 7.5000%, 4/1/24	1,450,000	1,642,125
CenturyLink Inc, 5.6250%, 4/1/25	2,201,000	2,374,329
Crown Castle International Corp, 3.2000%, 9/1/24	5,172,000	5,618,179
CSC Holdings LLC, 5.2500%, 6/1/24	2,626,000	2,842,382
CSC Holdings LLC, 5.5000%, 5/15/26 (144A)	2,292,000	2,383,680
Netflix Inc, 3.6250%, 6/15/25 (144A)	5,063,000	5,421,157
SBA Communications Corp, 4.8750%, 9/1/24	1,526,000	1,565,264
Sirius XM Radio Inc, 3.8750%, 8/1/22 (144A)	235,000	238,525
Sirius XM Radio Inc, 4.6250%, 7/15/24 (144A)	1,678,000	1,738,828
Sprint Corp, 7.8750%, 9/15/23	2,254,000	2,609,681

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	DECEMBER 31, 2020

Janus Henderson Short-Term Bond Fund

Schedule of Investments (unaudited)

December 31, 2020

Shares or Principal Amounts		Value
Corporate Bonds– (continued)
Communications– (continued)
T-Mobile USA Inc, 6.0000%, 3/1/23	$6,075,000	$6,082,594
T-Mobile USA Inc, 6.0000%, 4/15/24	3,058,000	3,095,491
T-Mobile USA Inc, 3.5000%, 4/15/25 (144A)	3,817,000	4,217,709
		41,558,525
Consumer Cyclical – 7.4%
1011778 BC ULC / New Red Finance Inc, 4.2500%, 5/15/24 (144A)	1,296,000	1,321,920
Booking Holdings Inc, 4.1000%, 4/13/25	8,363,000	9,482,614
Colt Merger Sub Inc, 5.7500%, 7/1/25 (144A)	2,695,000	2,855,561
Ford Motor Co, 8.5000%, 4/21/23	5,020,000	5,660,452
Ford Motor Credit Co LLC, 3.3750%, 11/13/25	7,714,000	7,899,599
General Motors Financial Co Inc, 2.9000%, 2/26/25	7,912,000	8,447,829
GLP Capital LP / GLP Financing II Inc, 3.3500%, 9/1/24	8,304,000	8,717,290
Hyundai Capital America,
ICE LIBOR USD 3 Month + 0.9400%, 1.1698%, 7/8/21 (144A)‡	6,958,000	6,967,232
IRB Holding Corp, 7.0000%, 6/15/25 (144A)	1,596,000	1,743,630
KFC Holding Co/Pizza Hut Holdings LLC/Taco Bell of America LLC,
5.2500%, 6/1/26 (144A)	5,885,000	6,105,687
Lowe's Cos Inc, 4.0000%, 4/15/25	3,614,000	4,105,489
Marriott International Inc, 5.7500%, 5/1/25	2,575,000	3,011,425
Ross Stores Inc, 0.8750%, 4/15/26	4,562,000	4,559,003
Vail Resorts Inc, 6.2500%, 5/15/25 (144A)	3,139,000	3,350,883
VICI Properties LP / VICI Note Co Inc, 3.5000%, 2/15/25 (144A)	8,097,000	8,281,409
Wyndham Destinations Inc, 4.2500%, 3/1/22	3,183,000	3,254,618
Wyndham Destinations Inc, 5.6500%, 4/1/24	1,763,000	1,904,040
		87,668,681
Consumer Non-Cyclical – 8.9%
Albertsons Cos Inc / Safeway Inc / New Albertsons LP / Albertsons LLC,
3.5000%, 2/15/23 (144A)	5,132,000	5,260,300
Albertsons Cos Inc / Safeway Inc / New Albertsons LP / Albertsons LLC,
3.2500%, 3/15/26 (144A)	2,393,000	2,428,895
Amgen Inc, 1.9000%, 2/21/25	5,359,000	5,631,786
Cargill Inc, 1.3750%, 7/23/23 (144A)	1,665,000	1,706,454
Constellation Brands Inc, 3.7500%, 5/1/21	4,640,000	4,690,042
CVS Health Corp, 2.1250%, 6/1/21	5,127,000	5,157,354
CVS Health Corp, 2.6250%, 8/15/24	5,288,000	5,665,545
Elanco Animal Health Inc, 4.9120%, 8/27/21	2,483,000	2,538,868
Elanco Animal Health Inc, 5.2720%, 8/28/23	14,070,000	15,320,736
Hasbro Inc, 2.6000%, 11/19/22	5,650,000	5,867,232
Hasbro Inc, 3.0000%, 11/19/24	4,455,000	4,823,040
Hasbro Inc, 3.5500%, 11/19/26	3,631,000	4,051,561
HCA Inc, 5.8750%, 5/1/23	7,370,000	8,097,787
Keurig Dr Pepper Inc, 4.0570%, 5/25/23	5,081,000	5,520,256
Perrigo Finance Unlimited Co, 3.9000%, 12/15/24	3,033,000	3,330,017
Royalty Pharma PLC, 0.7500%, 9/2/23 (144A)	5,845,000	5,872,527
Royalty Pharma PLC, 1.2000%, 9/2/25 (144A)	2,464,000	2,501,144
Sysco Corp, 3.5500%, 3/15/25	6,095,000	6,785,167
Sysco Corp, 5.6500%, 4/1/25	5,112,000	6,077,068
Tenet Healthcare Corp, 4.6250%, 7/15/24	1,730,000	1,773,285
Upjohn Inc, 1.1250%, 6/22/22 (144A)	1,186,000	1,197,173
Upjohn Inc, 1.6500%, 6/22/25 (144A)	819,000	846,347
		105,142,584
Electric – 1.1%
AES Corp/The, 1.3750%, 1/15/26 (144A)	5,888,000	5,939,171
East Ohio Gas Co/The, 1.3000%, 6/15/25 (144A)	1,185,000	1,207,165
NextEra Energy Operating Partners LP, 4.2500%, 7/15/24 (144A)	2,529,000	2,706,030
Vistra Operations Co LLC, 5.5000%, 9/1/26 (144A)	2,814,000	2,932,751
		12,785,117
Energy – 2.3%
Cheniere Energy Partners LP, 5.2500%, 10/1/25	2,697,000	2,767,796

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Short-Term Bond Fund

Schedule of Investments (unaudited)

December 31, 2020

Shares or Principal Amounts		Value
Corporate Bonds– (continued)
Energy– (continued)
DCP Midstream Operating LP, 4.9500%, 4/1/22	$2,553,000	$2,629,590
Kinder Morgan Inc/DE, ICE LIBOR USD 3 Month + 1.2800%, 1.5169%, 1/15/23‡	8,395,000	8,478,185
NGPL PipeCo LLC, 4.3750%, 8/15/22 (144A)	6,346,000	6,611,370
NuStar Logistics LP, 5.7500%, 10/1/25	4,761,000	5,070,465
ONEOK Inc, 5.8500%, 1/15/26	904,000	1,082,560
		26,639,966
Finance Companies – 0.4%
Avolon Holdings Funding Ltd, 4.2500%, 4/15/26 (144A)	2,351,000	2,532,323
Springleaf Finance Corp, 6.8750%, 3/15/25	2,071,000	2,404,949
		4,937,272
Insurance – 1.5%
Athene Global Funding, 2.5000%, 1/14/25 (144A)	7,974,000	8,351,509
Centene Corp, 4.7500%, 1/15/25	9,157,000	9,397,188
		17,748,697
Owned No Guarantee – 0.2%
Syngenta Finance NV, 3.9330%, 4/23/21 (144A)	2,298,000	2,313,417
Real Estate Investment Trusts (REITs) – 2.3%
ESH Hospitality Inc, 5.2500%, 5/1/25 (144A)	5,696,000	5,838,400
MPT Operating Partnership LP/MPT Finance Corp, 5.0000%, 10/15/27	14,089,000	14,987,174
SL Green Operating Partnership LP,
ICE LIBOR USD 3 Month + 0.9800%, 1.2010%, 8/16/21‡	6,694,000	6,678,449
		27,504,023
Technology – 4.4%
Broadcom Inc, 4.7000%, 4/15/25	3,024,000	3,464,761
Broadcom Inc, 3.4590%, 9/15/26	12,701,000	14,089,047
Equifax Inc, 2.6000%, 12/1/24	5,172,000	5,538,523
Equifax Inc, 2.6000%, 12/15/25	3,814,000	4,115,882
Infor Inc, 1.4500%, 7/15/23 (144A)	1,097,000	1,114,651
Infor Inc, 1.7500%, 7/15/25 (144A)	1,413,000	1,467,436
Leidos Inc, 2.9500%, 5/15/23 (144A)	323,000	339,831
Leidos Inc, 3.6250%, 5/15/25 (144A)	3,228,000	3,609,195
Microchip Technology Inc, 2.6700%, 9/1/23 (144A)	5,655,000	5,913,956
Microchip Technology Inc, 4.2500%, 9/1/25 (144A)	2,385,000	2,523,000
PayPal Holdings Inc, 1.3500%, 6/1/23	5,009,000	5,128,465
Switch Inc, 3.7500%, 9/15/28 (144A)	1,718,000	1,743,770
VMware Inc, 4.5000%, 5/15/25	2,716,000	3,107,805
		52,156,322
Total Corporate Bonds (cost $608,425,701)		629,793,292
Mortgage-Backed Securities– 2.0%
Fannie Mae:
2.0000%, TBA, 30 Year Maturity((cost $23,395,955)	22,635,542	23,489,581
United States Treasury Notes/Bonds– 14.7%
2.2500%, 3/31/21	26,744,000	26,877,865
2.6250%, 12/15/21	11,082,000	11,345,630
1.7500%, 6/15/22	42,162,500	43,152,330
1.7500%, 7/15/22	51,507,500	52,793,176
0.2500%, 4/15/23	9,840,000	9,863,447
2.1250%, 3/31/24	1,835,000	1,949,401
2.0000%, 5/31/24	5,175,100	5,491,468
1.7500%, 7/31/24	6,931,300	7,310,085
0.5000%, 3/31/25	9,796,400	9,885,180
0.3750%, 4/30/25	5,439,000	5,457,909
Total United States Treasury Notes/Bonds (cost $172,364,398)		174,126,491
Investment Companies– 4.5%
Money Markets – 4.5%
Janus Henderson Cash Liquidity Fund LLC, 0.1108%ºº,£((cost $52,818,709)	52,813,428	52,818,709

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	DECEMBER 31, 2020

Janus Henderson Short-Term Bond Fund

Schedule of Investments (unaudited)

December 31, 2020

Shares or Principal Amounts		Value
Investments Purchased with Cash Collateral from Securities Lending– 0.3%
Investment Companies – 0.1%
Janus Henderson Cash Collateral Fund LLC, 0.0264%ºº,£	1,447,860	$1,447,860
Time Deposits – 0.2%
Canadian Imperial Bank of Commerce, 0.0800%, 1/4/21	$1,895,715	1,895,715
Total Investments Purchased with Cash Collateral from Securities Lending (cost $3,343,575)		3,343,575
Total Investments (total cost $1,195,880,906) – 103.3%		1,221,600,627
Liabilities, net of Cash, Receivables and Other Assets – (3.3)%		(38,562,083)
Net Assets – 100%		$1,183,038,544

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$1,115,897,455	91.3%
France	31,319,430	2.6
Canada	21,776,174	1.8
Switzerland	17,798,843	1.5
United Kingdom	14,934,851	1.2
Bermuda	7,930,720	0.7
Japan	5,359,133	0.4
Ireland	2,532,323	0.2
Luxembourg	1,728,581	0.1
South Africa	1,212,592	0.1
Poland	1,110,525	0.1

Total	$1,221,600,627	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 12/31/20
Investment Companies - 4.5%
Money Markets - 4.5%
Janus Henderson Cash Liquidity Fund LLC, 0.1108%ºº	$16,688	$(3,624)	$-	$52,818,709
Investments Purchased with Cash Collateral from Securities Lending - 0.1%
Investment Companies - 0.1%
Janus Henderson Cash Collateral Fund LLC, 0.0264%ºº	660∆	-	-	1,447,860
Total Affiliated Investments - 4.6%	$17,348	$(3,624)	$-	$54,266,569

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Short-Term Bond Fund

Schedule of Investments (unaudited)

December 31, 2020

	Value at 6/30/20	Purchases	Sales Proceeds	Value at 12/31/20
Investment Companies - 4.5%
Money Markets - 4.5%
Janus Henderson Cash Liquidity Fund LLC, 0.1108%ºº	63,601,717	393,782,816	(404,562,200)	52,818,709
Investments Purchased with Cash Collateral from Securities Lending - 0.1%
Investment Companies - 0.1%
Janus Henderson Cash Collateral Fund LLC, 0.0264%ºº	243,000	11,760,072	(10,555,212)	1,447,860

Schedule of Futures

Description	Number of Contracts	Expiration Date	Value and Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
Futures Purchased:
2 Year US Treasury Note	199	4/5/21	$43,974,336	$40,422	$4,664
5 Year US Treasury Note	59	4/5/21	7,443,680	16,594	2,766
Total - Futures Purchased				57,016	7,430
Futures Sold:
10 Year US Treasury Note	52	3/31/21	(8,130,688)	(12,188)	(11,375)
Total				$44,828	$(3,945)

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of December 31, 2020.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of December 31, 2020

Interest Rate Contracts
Asset Derivatives:
Variation margin receivable	$ 7,430

Liability Derivatives:
Variation margin payable	$ 11,375

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	DECEMBER 31, 2020

Janus Henderson Short-Term Bond Fund

Schedule of Investments (unaudited)

December 31, 2020

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended December 31, 2020.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the period ended December 31, 2020

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Interest Rate Contracts
Futures contracts	$ (26)

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Interest Rate Contracts
Futures contracts	$ (531)

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Fund’s Statement of Operations.

Average Ending Monthly Market Value of Derivative Instruments During the Period Ended December 31, 2020

Market Value
Futures contracts, purchased	$59,722,025
Futures contracts, sold	1,161,527

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Short-Term Bond Fund

Notes to Schedule of Investments and Other Information (unaudited)

Bloomberg Barclays 1-3 Year U.S. Government/Credit Index	Bloomberg Barclays 1-3 Year U.S. Government/Credit Index measures Treasuries, government-related issues and corporates with maturity between 1-3 years.

ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
SOFR	Secured Overnight Financing Rate
TBA

(To Be Announced) Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when specific mortgage pools are assigned.

ULC	Unlimited Liability Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended December 31, 2020 is $456,226,380, which represents 38.6% of net assets.

ƒ

All or a portion of this position is not funded, or has been purchased on a delayed delivery or when-issued basis. If applicable, interest rates will be determined and interest will begin to accrue at a future date. See Notes to Financial Statements.

‡

Variable or floating rate security. Rate shown is the current rate as of December 31, 2020. Certain variable rate securities are not based on a published reference rate and spread; they are determined by the issuer or agent and current market conditions. Reference rate is as of reset date and may vary by security, which may not indicate a reference rate and/or spread in their description.

ºº	Rate shown is the 7-day yield as of December 31, 2020.

#	Loaned security; a portion of the security is on loan at December 31, 2020.

µ	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer. The date indicated, if any, represents the next call date.

Ç	Step bond. The coupon rate will increase or decrease periodically based upon a predetermined schedule. The rate shown reflects the current rate.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

16	DECEMBER 31, 2020

Janus Henderson Short-Term Bond Fund

Notes to Schedule of Investments and Other Information (unaudited)

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2020. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$295,798,652	$-
Bank Loans and Mezzanine Loans	-	42,230,327	-
Corporate Bonds	-	629,793,292	-
Mortgage-Backed Securities	-	23,489,581	-
United States Treasury Notes/Bonds	-	174,126,491	-
Investment Companies	-	52,818,709	-
Investments Purchased with Cash Collateral from Securities Lending	-	3,343,575	-
Total Investments in Securities	$-	$1,221,600,627	$-
Other Financial Instruments(a):
Variation Margin Receivable	7,430	-	-
Total Assets	$7,430	$1,221,600,627	$-
Liabilities
Other Financial Instruments(a):
Variation Margin Payable	$11,375	$-	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Janus Investment Fund	17

Janus Henderson Short-Term Bond Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2020

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value(1)(2)	$1,167,334,058
Affiliated investments, at value(3)	54,266,569
Deposits with brokers for futures	350,000
Variation margin receivable	7,430
Non-interested Trustees' deferred compensation	27,183
Receivables:
Interest	6,957,368
Fund shares sold	1,767,347
Dividends from affiliates	3,561
Other assets	20,096
Total Assets	1,230,733,612
Liabilities:
Due to custodian	3
Collateral for securities loaned (Note 3)	3,343,575
Variation margin payable	11,375
Payables:	—
Investments purchased	40,865,469
Fund shares repurchased	2,492,186
Advisory fees	444,234
Transfer agent fees and expenses	213,087
Dividends	99,762
12b-1 Distribution and shareholder servicing fees	46,516
Professional fees	37,311
Non-interested Trustees' deferred compensation fees	27,183
Affiliated fund administration fees payable	2,762
Custodian fees	2,183
Non-interested Trustees' fees and expenses	1,795
Accrued expenses and other payables	107,627
Total Liabilities	47,695,068
Net Assets	$1,183,038,544

See Notes to Financial Statements.

18	DECEMBER 31, 2020

Janus Henderson Short-Term Bond Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2020

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,183,257,106
Total distributable earnings (loss)	(218,562)
Total Net Assets	$1,183,038,544
Net Assets - Class A Shares	$78,608,251
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	25,401,838
Net Asset Value Per Share(4)	$3.09
Maximum Offering Price Per Share(5)	$3.17
Net Assets - Class C Shares	$30,925,777
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	10,012,094
Net Asset Value Per Share(4)	$3.09
Net Assets - Class D Shares	$210,420,990
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	67,948,907
Net Asset Value Per Share	$3.10
Net Assets - Class I Shares	$417,548,160
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	135,013,580
Net Asset Value Per Share	$3.09
Net Assets - Class N Shares	$16,458,002
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,335,629
Net Asset Value Per Share	$3.08
Net Assets - Class S Shares	$663,586
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	214,907
Net Asset Value Per Share	$3.09
Net Assets - Class T Shares	$428,413,778
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	138,327,770
Net Asset Value Per Share	$3.10

(1) Includes cost of $1,141,614,337.

(2) Includes $3,270,785 of securities on loan. See Note 3 in Notes to Financial Statements.

(3) Includes cost of $54,266,569.

(4) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(5) Maximum offering price is computed at 100/97.5 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Short-Term Bond Fund

Statement of Operations (unaudited)

For the period ended December 31, 2020

Investment Income:
Interest	$13,313,928
Dividends from affiliates	16,688
Affiliated securities lending income, net	660
Unaffiliated securities lending income, net	80
Other income	548,212
Total Investment Income	13,879,568
Expenses:
Advisory fees	2,617,516
12b-1 Distribution and shareholder servicing fees:
Class A Shares	93,728
Class C Shares	122,030
Class S Shares	875
Transfer agent administrative fees and expenses:
Class D Shares	120,998
Class S Shares	875
Class T Shares	548,910
Transfer agent networking and omnibus fees:
Class A Shares	15,670
Class C Shares	8,737
Class I Shares	239,572
Other transfer agent fees and expenses:
Class A Shares	2,374
Class C Shares	764
Class D Shares	14,731
Class I Shares	9,337
Class N Shares	259
Class S Shares	15
Class T Shares	2,348
Registration fees	60,653
Shareholder reports expense	56,742
Professional fees	28,758
Affiliated fund administration fees	14,872
Non-interested Trustees’ fees and expenses	11,204
Custodian fees	6,907
Other expenses	71,686
Total Expenses	4,049,561
Less: Excess Expense Reimbursement and Waivers	(254,607)
Net Expenses	3,794,954
Net Investment Income/(Loss)	10,084,614

See Notes to Financial Statements.

20	DECEMBER 31, 2020

Janus Henderson Short-Term Bond Fund

Statement of Operations (unaudited)

For the period ended December 31, 2020

Net Realized Gain/(Loss) on Investments:
Investments	$5,195,490
Investments in affiliates	(3,624)
Futures contracts	(26)
Total Net Realized Gain/(Loss) on Investments	5,191,840
Change in Unrealized Net Appreciation/Depreciation:
Investments and non-interested Trustees’ deferred compensation	9,855,156
Futures contracts	(531)
Total Change in Unrealized Net Appreciation/Depreciation	9,854,625
Net Increase/(Decrease) in Net Assets Resulting from Operations	$25,131,079

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Short-Term Bond Fund

Statements of Changes in Net Assets

	Period ended December 31, 2020 (unaudited)	Year ended June 30, 2020

Operations:
Net investment income/(loss)	$10,084,614	$25,473,138
Net realized gain/(loss) on investments	5,191,840	5,086,389
Change in unrealized net appreciation/depreciation	9,854,625	9,197,662
Net Increase/(Decrease) in Net Assets Resulting from Operations	25,131,079	39,757,189
Dividends and Distributions to Shareholders:
Class A Shares	(624,132)	(1,247,210)
Class C Shares	(164,535)	(390,182)
Class D Shares	(1,907,044)	(4,309,441)
Class I Shares	(3,869,224)	(9,144,603)
Class N Shares	(168,773)	(1,028,648)
Class S Shares	(5,194)	(21,741)
Class T Shares	(3,765,071)	(10,649,054)
Net Decrease from Dividends and Distributions to Shareholders	(10,503,973)	(26,790,879)
Capital Share Transactions:
Class A Shares	12,631,713	6,311,519
Class C Shares	3,257,724	(2,522,867)
Class D Shares	16,202,606	11,191,769
Class I Shares	31,525,265	(16,871,203)
Class N Shares	(897,107)	(20,599,757)
Class S Shares	(135,005)	(383,646)
Class T Shares	(4,089,444)	(98,639,780)
Net Increase/(Decrease) from Capital Share Transactions	58,495,752	(121,513,965)
Net Increase/(Decrease) in Net Assets	73,122,858	(108,547,655)
Net Assets:
Beginning of period	1,109,915,686	1,218,463,341
End of period	$1,183,038,544	$1,109,915,686

See Notes to Financial Statements.

22	DECEMBER 31, 2020

Janus Henderson Short-Term Bond Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended December 31, 2020 (unaudited) and the year ended June 30	2020	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$3.06	$3.02	$2.98	$3.02	$3.04	$3.04
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.03	0.06	0.07	0.05	0.04	0.03
Net realized and unrealized gain/(loss)	0.03	0.05	0.04	(0.04)	(0.02)	—(2)
Total from Investment Operations	0.06	0.11	0.11	0.01	0.02	0.03
Less Dividends and Distributions:
Dividends (from net investment income)	(0.03)	(0.07)	(0.07)	(0.05)	(0.04)	(0.03)
Total Dividends and Distributions	(0.03)	(0.07)	(0.07)	(0.05)	(0.04)	(0.03)
Net Asset Value, End of Period	$3.09	$3.06	$3.02	$2.98	$3.02	$3.04
Total Return*	1.84%	3.57%	3.64%	0.41%	0.59%	1.07%
Net Assets, End of Period (in thousands)	$78,608	$65,066	$57,815	$52,118	$82,707	$140,541
Average Net Assets for the Period (in thousands)	$72,993	$56,628	$57,158	$61,037	$118,037	$149,362
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.79%	0.79%	0.85%	0.90%	0.90%	0.90%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.75%	0.74%	0.77%	0.79%	0.80%	0.80%
Ratio of Net Investment Income/(Loss)	1.62%	2.10%	2.25%	1.69%	1.18%	1.06%
Portfolio Turnover Rate	47%(3)	121%	79%	78%	82%	78%

Class C Shares
For a share outstanding during the period ended December 31, 2020 (unaudited) and the year ended June 30	2020	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$3.05	$3.01	$2.97	$3.02	$3.04	$3.03
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.02	0.04	0.05	0.03	0.01	0.01
Net realized and unrealized gain/(loss)	0.04	0.04	0.04	(0.05)	(0.02)	0.01
Total from Investment Operations	0.06	0.08	0.09	(0.02)	(0.01)	0.02
Less Dividends and Distributions:
Dividends (from net investment income)	(0.02)	(0.04)	(0.05)	(0.03)	(0.01)	(0.01)
Total Dividends and Distributions	(0.02)	(0.04)	(0.05)	(0.03)	(0.01)	(0.01)
Net Asset Value, End of Period	$3.09	$3.05	$3.01	$2.97	$3.02	$3.04
Total Return*	1.87%	2.84%	2.90%	(0.69)%	(0.17)%	0.71%
Net Assets, End of Period (in thousands)	$30,926	$27,296	$29,434	$27,253	$40,512	$54,355
Average Net Assets for the Period (in thousands)	$29,428	$26,387	$30,443	$33,426	$48,661	$54,760
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.38%	1.53%	1.58%	1.67%	1.66%	1.58%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.34%	1.47%	1.49%	1.56%	1.56%	1.48%
Ratio of Net Investment Income/(Loss)	1.04%	1.37%	1.52%	0.91%	0.45%	0.37%
Portfolio Turnover Rate	47%(3)	121%	79%	78%	82%	78%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

(3) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Short-Term Bond Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended December 31, 2020 (unaudited) and the year ended June 30	2020	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$3.06	$3.02	$2.98	$3.03	$3.05	$3.04
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.03	0.07	0.07	0.06	0.04	0.04
Net realized and unrealized gain/(loss)	0.04	0.04	0.04	(0.05)	(0.02)	0.01
Total from Investment Operations	0.07	0.11	0.11	0.01	0.02	0.05
Less Dividends and Distributions:
Dividends (from net investment income)	(0.03)	(0.07)	(0.07)	(0.06)	(0.04)	(0.04)
Total Dividends and Distributions	(0.03)	(0.07)	(0.07)	(0.06)	(0.04)	(0.04)
Net Asset Value, End of Period	$3.10	$3.06	$3.02	$2.98	$3.03	$3.05
Total Return*	2.26%	3.74%	3.81%	0.24%	0.75%	1.56%
Net Assets, End of Period (in thousands)	$210,421	$191,666	$178,483	$167,616	$180,025	$191,793
Average Net Assets for the Period (in thousands)	$202,978	$182,265	$172,435	$173,652	$187,619	$189,850
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.63%	0.64%	0.70%	0.76%	0.76%	0.76%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.58%	0.58%	0.60%	0.63%	0.64%	0.64%
Ratio of Net Investment Income/(Loss)	1.79%	2.25%	2.40%	1.87%	1.37%	1.22%
Portfolio Turnover Rate	47%(2)	121%	79%	78%	82%	78%

Class I Shares
For a share outstanding during the period ended December 31, 2020 (unaudited) and the year ended June 30	2020	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$3.05	$3.02	$2.97	$3.02	$3.04	$3.04
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.03	0.07	0.07	0.06	0.04	0.04
Net realized and unrealized gain/(loss)	0.04	0.03	0.05	(0.05)	(0.02)	—(3)
Total from Investment Operations	0.07	0.10	0.12	0.01	0.02	0.04
Less Dividends and Distributions:
Dividends (from net investment income)	(0.03)	(0.07)	(0.07)	(0.06)	(0.04)	(0.04)
Total Dividends and Distributions	(0.03)	(0.07)	(0.07)	(0.06)	(0.04)	(0.04)
Net Asset Value, End of Period	$3.09	$3.05	$3.02	$2.97	$3.02	$3.04
Total Return*	2.27%	3.42%	4.19%	0.29%	0.82%	1.32%
Net Assets, End of Period (in thousands)	$417,548	$380,901	$392,758	$453,776	$554,512	$524,171
Average Net Assets for the Period (in thousands)	$409,397	$383,912	$414,017	$527,072	$516,841	$496,267
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.61%	0.61%	0.65%	0.68%	0.67%	0.65%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.57%	0.56%	0.57%	0.57%	0.57%	0.54%
Ratio of Net Investment Income/(Loss)	1.80%	2.27%	2.43%	1.91%	1.45%	1.31%
Portfolio Turnover Rate	47%(2)	121%	79%	78%	82%	78%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

(3) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

24	DECEMBER 31, 2020

Janus Henderson Short-Term Bond Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended December 31, 2020 (unaudited) and the year ended June 30	2020	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$3.05	$3.01	$2.97	$3.02	$3.04	$3.04
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.03	0.07	0.08	0.06	0.05	0.04
Net realized and unrealized gain/(loss)	0.03	0.05	0.04	(0.05)	(0.02)	—(2)
Total from Investment Operations	0.06	0.12	0.12	0.01	0.03	0.04
Less Dividends and Distributions:
Dividends (from net investment income)	(0.03)	(0.08)	(0.08)	(0.06)	(0.05)	(0.04)
Total Dividends and Distributions	(0.03)	(0.08)	(0.08)	(0.06)	(0.05)	(0.04)
Net Asset Value, End of Period	$3.08	$3.05	$3.01	$2.97	$3.02	$3.04
Total Return*	2.00%	3.89%	3.95%	0.37%	0.89%	1.37%
Net Assets, End of Period (in thousands)	$16,458	$17,144	$37,464	$61,806	$28,393	$35,702
Average Net Assets for the Period (in thousands)	$16,849	$41,174	$64,559	$43,541	$33,131	$36,943
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.51%	0.49%	0.55%	0.61%	0.60%	0.59%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.45%	0.44%	0.47%	0.50%	0.50%	0.49%
Ratio of Net Investment Income/(Loss)	1.92%	2.34%	2.53%	2.11%	1.50%	1.36%
Portfolio Turnover Rate	47%(3)	121%	79%	78%	82%	78%

Class S Shares
For a share outstanding during the period ended December 31, 2020 (unaudited) and the year ended June 30	2020	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$3.05	$3.01	$2.97	$3.02	$3.04	$3.03
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.02	0.06	0.06	0.05	0.03	0.03
Net realized and unrealized gain/(loss)	0.04	0.04	0.04	(0.05)	(0.02)	0.01
Total from Investment Operations	0.06	0.10	0.10	—	0.01	0.04
Less Dividends and Distributions:
Dividends (from net investment income)	(0.02)	(0.06)	(0.06)	(0.05)	(0.03)	(0.03)
Total Dividends and Distributions	(0.02)	(0.06)	(0.06)	(0.05)	(0.03)	(0.03)
Net Asset Value, End of Period	$3.09	$3.05	$3.01	$2.97	$3.02	$3.04
Total Return*	2.09%	3.39%	3.46%	(0.09)%	0.42%	1.34%
Net Assets, End of Period (in thousands)	$664	$791	$1,162	$1,574	$2,228	$2,736
Average Net Assets for the Period (in thousands)	$687	$1,085	$1,322	$1,778	$2,506	$2,708
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.44%	1.26%	1.27%	1.14%	1.10%	1.08%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.92%	0.93%	0.95%	0.96%	0.97%	0.86%
Ratio of Net Investment Income/(Loss)	1.43%	1.88%	2.04%	1.52%	1.04%	0.99%
Portfolio Turnover Rate	47%(3)	121%	79%	78%	82%	78%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

(3) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

Janus Investment Fund	25

Janus Henderson Short-Term Bond Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended December 31, 2020 (unaudited) and the year ended June 30	2020	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$3.06	$3.02	$2.98	$3.03	$3.05	$3.04
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.03	0.06	0.07	0.05	0.04	0.03
Net realized and unrealized gain/(loss)	0.04	0.05	0.04	(0.05)	(0.02)	0.01
Total from Investment Operations	0.07	0.11	0.11	—	0.02	0.04
Less Dividends and Distributions:
Dividends (from net investment income)	(0.03)	(0.07)	(0.07)	(0.05)	(0.04)	(0.03)
Total Dividends and Distributions	(0.03)	(0.07)	(0.07)	(0.05)	(0.04)	(0.03)
Net Asset Value, End of Period	$3.10	$3.06	$3.02	$2.98	$3.03	$3.05
Total Return*	2.20%	3.63%	3.70%	0.13%	0.65%	1.46%
Net Assets, End of Period (in thousands)	$428,414	$427,052	$521,348	$770,913	$1,160,964	$1,509,507
Average Net Assets for the Period (in thousands)	$428,489	$473,636	$628,515	$986,661	$1,347,246	$1,604,829
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.74%	0.74%	0.80%	0.84%	0.85%	0.84%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.70%	0.69%	0.71%	0.73%	0.74%	0.73%
Ratio of Net Investment Income/(Loss)	1.67%	2.14%	2.27%	1.74%	1.26%	1.12%
Portfolio Turnover Rate	47%(2)	121%	79%	78%	82%	78%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

26	DECEMBER 31, 2020

Janus Henderson Short-Term Bond Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Short-Term Bond Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 45 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks as high a level of current income as is consistent with preservation of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting priciples ("US GAAP")).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds currently implement an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

It is expected that the conversion of Class C Shares to Class A Shares will not result in a taxable event. Please consult your tax adviser for further information.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial

Janus Investment Fund	27

Janus Henderson Short-Term Bond Fund

Notes to Financial Statements (unaudited)

intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with United States of America generally accepted accounting principles ("US GAAP").

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

28	DECEMBER 31, 2020

Janus Henderson Short-Term Bond Fund

Notes to Financial Statements (unaudited)

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2020 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Janus Investment Fund	29

Janus Henderson Short-Term Bond Fund

Notes to Financial Statements (unaudited)

Dividends and Distributions

Dividends are declared daily and distributed monthly for the Fund. Realized capital gains, if any, are declared and distributed in December. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on futures contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended December 31, 2020 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

30	DECEMBER 31, 2020

Janus Henderson Short-Term Bond Fund

Notes to Financial Statements (unaudited)

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital's ability to establish and maintain appropriate systems and trading.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). The change in unrealized net appreciation/depreciation is reported on the Statement of Operations (if applicable). When a contract is closed, a realized gain or loss is reported on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract.

Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Janus Investment Fund	31

Janus Henderson Short-Term Bond Fund

Notes to Financial Statements (unaudited)

During the period, the Fund purchased interest rate futures to increase exposure to interest rate risk.

During the period, the Fund sold interest rate futures to decrease exposure to interest rate risk.

3. Other Investments and Strategies

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

In the aftermath of the 2007-2008 financial crisis, the financial sector experienced reduced liquidity in credit and other fixed-income markets, and an unusually high degree of volatility, both domestically and internationally. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took a number of unprecedented steps designed to support the financial markets. For example, the enactment of the Dodd-Frank Act in 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. More recently, in response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record-low levels. Extremely low or negative interest rates may become more prevalent or may not work as intended. As there is little precedent for this situation, the impact on various markets that interest rate or other significant policy changes may have is unknown. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including Janus Capital or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU, commonly known as “Brexit,” which immediately led to significant market volatility around the world, as well as political, economic and legal uncertainty. The United Kingdom formally left the EU on January 31, 2020 and entered into an eleven-month transition period, which expired on December 31, 2020. The negative impact on not only the United Kingdom and European economies could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for

32	DECEMBER 31, 2020

Janus Henderson Short-Term Bond Fund

Notes to Financial Statements (unaudited)

companies that rely significantly on the United Kingdom and/or Europe for their business activities and revenues. Any further exits from the EU, or an increase in the belief that such exits are likely or possible, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

LIBOR Replacement Risk

The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate (LIBOR) as a reference rate for various rate calculations. On July 27, 2017, the U.K. Financial Conduct Authority announced that it intends to stop compelling or inducing banks to submit LIBOR rates after 2021. However, it remains unclear if LIBOR will continue to exist in its current, or a modified, form. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Financing Rate (SOFR), that is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. However, global consensus on alternative rates is lacking. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could adversely impact (i) volatility and liquidity in markets that are tied to LIBOR, (ii) the market for, or value of, specific securities or payments linked to those reference rates, (iii) availability or terms of borrowing or refinancing, or (iv) the effectiveness of hedging strategies. For these and other reasons, the elimination of LIBOR or changes to other interest rates may adversely affect the Fund’s performance and/or net asset value. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. Markets are slowly developing in response to these new rates. Uncertainty regarding the process for amending existing contracts or instruments to transition away from LIBOR remains a concern for the Fund. The effect of any changes to, or discontinuation of, LIBOR on the Fund will vary depending, among other things, on (1) existing fallback or termination provisions in individual contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Loans

The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of December 31, 2020.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

Janus Investment Fund	33

Janus Henderson Short-Term Bond Fund

Notes to Financial Statements (unaudited)

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer and commercial loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, extension risk (if interest rates rise), and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

34	DECEMBER 31, 2020

Janus Henderson Short-Term Bond Fund

Notes to Financial Statements (unaudited)

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of December 31, 2020” table located in the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

JPMorgan Chase Bank, National Association	$3,270,785	$—	$(3,270,785)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the Securities and Exchange Commission (the “SEC”). See “Securities Lending” in the “Notes to Financial Statements” for additional information.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Sovereign Debt

The Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency

Janus Investment Fund	35

Janus Henderson Short-Term Bond Fund

Notes to Financial Statements (unaudited)

reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.

TBA Commitments

The Fund may enter into “to be announced” or “TBA” commitments. TBAs are forward agreements for the purchase or sale of securities, including mortgage-backed securities, for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate, and mortgage terms. Although the particular TBA securities must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on forward commitment basis will ultimately be issued or delivered by the counterparty. During the settlement period, the Fund will still bear the risk of any decline in the value of the security to be delivered. Because TBA commitments do not require the purchase and sale of identical securities, the characteristics of the security delivered to the Fund may be less favorable than the security delivered to the dealer. If the counterparty to a transaction fails to deliver the security, the Fund could suffer a loss.

When-Issued, Delayed Delivery and Forward Commitment Transactions

The Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the other party to a transaction fails to deliver the securities, the Fund could miss a favorable price or yield opportunity. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, the Fund could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, the Fund will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed upon price on the settlement date. The Fund may dispose of or renegotiate a transaction after it is entered into, and may purchase or sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a gain or loss.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. The Fund may lend fund securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement

36	DECEMBER 31, 2020

Janus Henderson Short-Term Bond Fund

Notes to Financial Statements (unaudited)

security by the time the replacement investment is made, resulting in a loss to the Fund. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to primarily invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of December 31, 2020, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $3,270,785. Gross amounts of recognized liabilities for securities lending (collateral received) as of December 31, 2020 is $3,343,575, resulting in the net amount due to the counterparty of $72,790.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.44% of its average daily net assets.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.44% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers for at least a one-year period commencing October 28, 2020.  If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in

Janus Investment Fund	37

Janus Henderson Short-Term Bond Fund

Notes to Financial Statements (unaudited)

assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund pays an annual administrative services fee based on the average daily net assets of Class D Shares for shareholder services provided by Janus Services, as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

The Fund’s actual Class D administrative fee rate was 0.12% for the reporting period.

Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund,

38	DECEMBER 31, 2020

Janus Henderson Short-Term Bond Fund

Notes to Financial Statements (unaudited)

and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $166,938 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2020. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2020 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2020 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $251,025 were paid by the Trust to the Trustees under the Deferred Plan during the period ended December 31, 2020.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended December 31, 2020 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 2.50% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the period ended December 31, 2020, Janus Henderson Distributors retained upfront sales charges of $20,056.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were

Janus Investment Fund	39

Janus Henderson Short-Term Bond Fund

Notes to Financial Statements (unaudited)

no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the period ended December 31, 2020.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended December 31, 2020, redeeming shareholders of Class C Shares paid CDSCs of $2,821.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the period ended December 31, 2020, the Fund engaged in cross trades amounting to $988,274 in purchases and $33,765,105 in sales, resulting in a net realized gain of $914,838. The net realized gain is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

5. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2020, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended June 30, 2020
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(19,764,832)	$(9,235,614)	$ (29,000,446)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2020 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 1,198,168,816	$24,699,299	$ (1,267,488)	$ 23,431,811

40	DECEMBER 31, 2020

Janus Henderson Short-Term Bond Fund

Notes to Financial Statements (unaudited)

Information on the tax components of derivatives as of December 31, 2020 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ -	$ 57,016	$ (12,188)	$ 44,828

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

6. Capital Share Transactions

	Period ended December 31, 2020		Year ended June 30, 2020
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	8,936,113	$ 27,484,414	16,625,373	$ 49,998,329
Reinvested dividends and distributions	170,944	526,614	338,053	1,019,631
Shares repurchased	(4,997,146)	(15,379,315)	(14,827,724)	(44,706,441)
Net Increase/(Decrease)	4,109,911	$ 12,631,713	2,135,702	$ 6,311,519
Class C Shares:
Shares sold	3,910,182	$ 12,004,190	6,774,975	$ 20,277,409
Reinvested dividends and distributions	49,691	152,900	106,812	321,492
Shares repurchased	(2,897,285)	(8,899,366)	(7,701,478)	(23,121,768)
Net Increase/(Decrease)	1,062,588	$ 3,257,724	(819,691)	$ (2,522,867)
Class D Shares:
Shares sold	13,589,758	$ 41,836,198	21,357,094	$ 64,415,587
Reinvested dividends and distributions	603,164	1,861,343	1,388,036	4,190,283
Shares repurchased	(8,925,234)	(27,494,935)	(19,172,299)	(57,414,101)
Net Increase/(Decrease)	5,267,688	$ 16,202,606	3,572,831	$ 11,191,769
Class I Shares:
Shares sold	43,797,907	$134,775,560	66,456,387	$199,481,831
Reinvested dividends and distributions	1,182,484	3,639,017	2,823,541	8,511,945
Shares repurchased	(34,693,496)	(106,889,312)	(74,770,977)	(224,864,979)
Net Increase/(Decrease)	10,286,895	$ 31,525,265	(5,491,049)	$ (16,871,203)
Class N Shares:
Shares sold	819,999	$ 2,519,199	12,003,937	$ 36,127,366
Reinvested dividends and distributions	54,229	166,790	312,024	940,264
Shares repurchased	(1,166,521)	(3,583,096)	(19,119,310)	(57,667,387)
Net Increase/(Decrease)	(292,293)	$ (897,107)	(6,803,349)	$ (20,599,757)
Class S Shares:
Shares sold	38,907	$ 119,467	88,858	$ 267,627
Reinvested dividends and distributions	1,689	5,194	7,153	21,541
Shares repurchased	(84,929)	(259,666)	(222,678)	(672,814)
Net Increase/(Decrease)	(44,333)	$ (135,005)	(126,667)	$ (383,646)
Class T Shares:
Shares sold	10,812,267	$ 33,309,136	18,795,856	$ 56,755,705
Reinvested dividends and distributions	1,206,092	3,721,761	3,486,689	10,529,148
Shares repurchased	(13,344,478)	(41,120,341)	(55,222,335)	(165,924,633)
Net Increase/(Decrease)	(1,326,119)	$ (4,089,444)	(32,939,790)	$ (98,639,780)

Janus Investment Fund	41

Janus Henderson Short-Term Bond Fund

Notes to Financial Statements (unaudited)

7. Purchases and Sales of Investment Securities

For the period ended December 31, 2020, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$540,278,785	$ 498,912,312	$ 32,232,700	$ 32,618,124

8. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update 2020-04 Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”) in March 2020. The new guidance in the ASU provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR or other interbank-offered based reference rates as of the end of 2021. For new and existing contracts, Funds may elect to apply the guidance as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU’s adoption to the Fund’s financial statements.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2020 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

42	DECEMBER 31, 2020

Janus Henderson Short-Term Bond Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each Fund of Janus Investment Fund (together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreements for the Janus Henderson Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2020, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2021 through February 1, 2022, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus

Janus Investment Fund	43

Janus Henderson Short-Term Bond Fund

Additional Information (unaudited)

Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital generally does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2020, approximately 75% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers, and for the 12 months ended September 30, 2020, approximately 62% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

44	DECEMBER 31, 2020

Janus Henderson Short-Term Bond Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Developed World Bond Fund, the Trustees noted the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

Janus Investment Fund	45

Janus Henderson Short-Term Bond Fund

Additional Information (unaudited)

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

46	DECEMBER 31, 2020

Janus Henderson Short-Term Bond Fund

Additional Information (unaudited)

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance.

Janus Investment Fund	47

Janus Henderson Short-Term Bond Fund

Additional Information (unaudited)

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory fees and any administration fees but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 10% under the average total expenses of the respective Broadridge Expense Group peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 9% under the average management fees for the respective Broadridge Expense Group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

48	DECEMBER 31, 2020

Janus Henderson Short-Term Bond Fund

Additional Information (unaudited)

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to funds subadvised by Janus Capital and to the fees Janus Capital charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very distinct relative to retail funds; and (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; (4) 9 of 10 Janus Henderson Funds have lower management fees than similar funds subadvised by Janus Capital; and (5) 5 of 8 Janus Henderson Funds have lower management fees than similar separate accounts managed by Janus Capital.

The Trustees considered the fees for each Fund for its fiscal year ended in 2019, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Investment Fund	49

Janus Henderson Short-Term Bond Fund

Additional Information (unaudited)

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

50	DECEMBER 31, 2020

Janus Henderson Short-Term Bond Fund

Additional Information (unaudited)

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that, the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Venture Fund, the Trustees noted that, the Fund’s total expenses were below the peer group for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

Janus Investment Fund	51

Janus Henderson Short-Term Bond Fund

Additional Information (unaudited)

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by Janus Capital were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital

52	DECEMBER 31, 2020

Janus Henderson Short-Term Bond Fund

Additional Information (unaudited)

and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 73% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. They also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) as the assets of some of the Janus Henderson Funds have declined in the past few years, certain of those Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined; (3) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (4) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by Janus Capital and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their

Janus Investment Fund	53

Janus Henderson Short-Term Bond Fund

Additional Information (unaudited)

relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

54	DECEMBER 31, 2020

Janus Henderson Short-Term Bond Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2020. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

Janus Investment Fund	55

Janus Henderson Short-Term Bond Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

56	DECEMBER 31, 2020

Janus Henderson Short-Term Bond Fund

Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	57

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins and Intech are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors
125-24-93030 03-21

SEMIANNUAL REPORT December 31, 2020

Janus Henderson Small Cap Value Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Small Cap Value Fund

Janus Henderson Small Cap Value Fund (unaudited)(closed to certain new investors)

FUND SNAPSHOT

As defensive value specialists, we look to invest in high-quality companies with strong management teams, stable balance sheets, and durable competitive advantages that are trading at attractive valuations. We seek to achieve excess returns over full-market cycles, with less risk than our benchmark and peers as measured by standard deviation, beta and down-market capture.

Craig Kempler co-portfolio manager	Justin Tugman co-portfolio manager

PERFORMANCE

For the six-month period ended December 31, 2020, the Janus Henderson Small Cap Value Fund’s Class I Shares returned 22.62%, underperforming its benchmark, the Russell 2000® Value Index, which returned 36.77%.

INVESTMENT ENVIRONMENT

Positive returns continued in the six-month period, following the trend of late in the previous period, with many market indices ending at or near the year’s highs. The gains primarily were driven by positive COVID-19 vaccine developments, the U.S. presidential election results and the continuation of monetary and fiscal stimulus. While all 11 sectors posted positive returns during the period, the more cyclical parts of the market led returns, including materials, consumer discretionary and technology. Growth outperformed value across all market-cap segments. Optimism remains for the vaccine rollout, election implications and continued monetary and fiscal stimulus. However, absolute valuations and the ability of the economy and corporate earnings to recover likely will be key considerations in 2021.

PERFORMANCE DISCUSSION

The index’s sharp rally especially in the second half of the period was led by high-beta stocks and nonearners, and while our more defensive portfolio did not fully keep pace, all sectors in the portfolio posted positive returns.

Two of the strongest areas for the index were materials and consumer discretionary. Our stocks in the latter area were up over 30% for the period but lagged the index. Our underweight also hurt returns. In materials, NewMarket Corp., a company that primarily serves the petroleum additives industry, was one of the top individual detractors from relative performance. At the sector level, the Fund’s stock selection in industrials and technology was detrimental on a relative basis. In real estate, while our underweight was positive, our stock selection detracted. Two real estate investment trusts were among the largest detractors at the individual stock level: Equity Commonwealth, which is focused in commercial office properties, and STAG Industrial, which specializes in single-tenant industrial properties.

Sector positioning was beneficial over the period, with our underweights in communication services and energy and overweights in materials and technology additive on a relative basis. In financials, banks performed well as they benefited from a steepening of the yield curve and from positive sentiment that the COVID-19 vaccine will lead to a quick economic recovery and fewer credit losses. Three of our bank holdings were top contributors to relative performance: Evercore, a global independent investment advisory firm; financial services provider WSFS; and United Community Bank, a Southeast-based retail banking services provider.

OUTLOOK

It is difficult to imagine a repeat of 2020, but equity markets at all-time highs belie the fact that damage has been done to the economy and the healing process will take time. We see reasons to be optimistic but also are cautious given the recovery over the past nine months. In addition, we are hopeful that value will show improvement and believe higher-quality stocks provide an opportunity for investors given their meaningful lag versus lower-quality stocks.

2020 saw unprecedented stimulus by governments and central banks globally, and while the amount could slow meaningfully, it is our belief that stimulus will not go away. In the U.S., stimulus programs that showered the markets with liquidity allowed even consumers who were temporarily unemployed to have greater discretionary income than if they had been working. Undoubtedly, these coordinated efforts helped to boost the prices of risk assets around the world. Even though the U.S. ran a $3.3 trillion budget deficit in 2020, we believe the will to spend more at the fiscal level likely will continue, thus providing a further tailwind for markets.

Janus Investment Fund	1

Janus Henderson Small Cap Value Fund (unaudited)(closed to certain new investors)

We believe earnings growth in 2021 is likely to be strong, coming off one of the biggest declines in history. This growth could be most pronounced in areas such as cyclicals and banks – sectors that sustained some of the biggest pandemic earnings hits and where we believe the Fund should benefit given our material exposure there. At least for the coming year, we believe the value segment is well positioned. We remain convinced that over the long term, investing in companies with strong balance sheets, durable franchises and other quality attributes will again become important contributors to outperformance.

Thank you for your continued co-investment with us in the Small Cap Value Fund.

2	DECEMBER 31, 2020

Janus Henderson Small Cap Value Fund (unaudited)(closed to certain new investors)

Fund At A Glance

December 31, 2020

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
Evercore Inc	0.93%	0.46%	Equity Commonwealth	1.49%	-0.69%
Envista Holdings Corp	1.33%	0.27%	Washington Federal Inc	1.72%	-0.68%
WSFS Financial Corp	1.57%	0.23%	Southwest Gas Holdings Inc	1.66%	-0.67%
United Community Banks Inc/GA	2.08%	0.19%	STAG Industrial Inc	3.02%	-0.62%
Hudson Ltd - Class A	0.08%	0.17%	NewMarket Corp	1.49%	-0.62%

	5 Top Contributors - Sectors*
		Relative	Fund	Russell 2000 Value Index
		Contribution	Average Weight	Average Weight
	Health Care	0.00%	4.87%	6.50%
	Communication Services	-0.08%	0.66%	2.39%
	Real Estate	-0.13%	8.85%	9.67%
	Energy	-0.18%	1.69%	4.22%
	Utilities	-0.56%	4.25%	4.94%

	5 Top Detractors - Sectors*
		Relative	Fund	Russell 2000 Value Index
		Contribution	Average Weight	Average Weight
	Materials	-3.34%	8.80%	5.80%
	Consumer Discretionary	-2.54%	9.04%	12.66%
	Industrials	-2.17%	17.26%	16.66%
	Consumer Staples	-1.47%	5.21%	3.57%
	Information Technology	-1.17%	9.97%	6.09%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Janus Investment Fund	3

Janus Henderson Small Cap Value Fund (unaudited)(closed to certain new investors)

Fund At A Glance

December 31, 2020

5 Largest Equity Holdings - (% of Net Assets)
Hanover Insurance Group Inc
Insurance	2.9%
UniFirst Corp/MA
Commercial Services & Supplies	2.6%
STAG Industrial Inc
Equity Real Estate Investment Trusts (REITs)	2.6%
United Community Banks Inc/GA
Banks	2.4%
Atlantic Union Bankshares Corp
Banks	2.3%
12.8%

Asset Allocation - (% of Net Assets)
Common Stocks	97.9%
Repurchase Agreements	2.1%
Other	(0.0)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of December 31, 2020	As of June 30, 2020

4	DECEMBER 31, 2020

Janus Henderson Small Cap Value Fund (unaudited)(closed to certain new investors)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended December 31, 2020					Expense Ratios
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV(1)	22.47%	-7.02%	7.48%	7.30%	1.86%	1.47%
Class A Shares at MOP(1)	15.45%	-12.36%	6.21%	6.67%
Class C Shares at NAV(1)	22.04%	-7.62%	6.84%	6.61%	1.97%	1.97%
Class C Shares at CDSC(1)	21.04%	-8.55%	6.84%	6.61%
Class D Shares(1)	22.62%	-6.74%	7.81%	7.62%	1.01%	1.01%
Class I Shares(1)	22.62%	-6.76%	7.84%	7.66%	1.01%	1.01%
Class L Shares(2)	22.69%	-6.63%	7.95%	7.77%	1.06%	1.06%
Class N Shares(1)	22.69%	-6.57%	7.98%	7.77%	0.86%	0.86%
Class R Shares(1)	22.23%	-7.28%	7.17%	6.99%	1.61%	1.61%
Class S Shares(1)	22.43%	-7.03%	7.44%	7.26%	1.36%	1.36%
Class T Shares(1)	22.57%	-6.83%	7.72%	7.53%	1.10%	1.10%
Russell 2000 Value Index	36.77%	4.63%	9.65%	8.66%
Morningstar Quartile - Class T Shares	-	4th	3rd	3rd
Morningstar Ranking - based on total returns for Small Value Funds	-	407/421	213/399	221/354

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to for at least a one-year period commencing on October 28, 2020.

Janus Investment Fund	5

Janus Henderson Small Cap Value Fund (unaudited)(closed to certain new investors)

Performance

Class L Shares have a voluntarily agreed administrative fee waiver, which could be changed or terminated at any time.

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares and Class S Shares commenced operations on July 6, 2009. Performance shown for each class reflects the performance of the Fund’s Class J Shares (formerly named Investor Shares) for periods prior to July 6, 2009, calculated using the fees and expenses of the corresponding class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares (formerly named Investor Shares).

Class I Shares commenced operations on July 6, 2009. Performance shown reflects the performance of the Fund’s Class J Shares (formerly named Investor Shares) for periods prior to July 6, 2009, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares of the Fund commenced operations on May 31, 2012. Performance shown for Class N Shares reflects the performance of the Fund’s Class T Shares from July 6, 2009 to May 31, 2012, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers. For periods prior to July 6, 2009, the performance shown for Class N Shares reflects the performance of the Fund’s Class J Shares (formerly named Investor Shares), calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class T Shares (formerly named Class J Shares) commenced operations with the Fund’s inception. Performance shown for Class T Shares reflects the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2020 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

(2) Closed to new investors.

6	DECEMBER 31, 2020

Janus Henderson Small Cap Value Fund (unaudited)(closed to certain new investors)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/20)	Ending Account Value (12/31/20)	Expenses Paid During Period (7/1/20 - 12/31/20)†	Beginning Account Value (7/1/20)	Ending Account Value (12/31/20)	Expenses Paid During Period (7/1/20 - 12/31/20)†	Net Annualized Expense Ratio (7/1/20 - 12/31/20)
Class A Shares	$1,000.00	$1,224.70	$6.56	$1,000.00	$1,019.31	$5.96	1.17%
Class C Shares	$1,000.00	$1,220.40	$10.52	$1,000.00	$1,015.73	$9.55	1.88%
Class D Shares	$1,000.00	$1,226.20	$5.05	$1,000.00	$1,020.67	$4.58	0.90%
Class I Shares	$1,000.00	$1,226.20	$4.94	$1,000.00	$1,020.77	$4.48	0.88%
Class L Shares	$1,000.00	$1,226.90	$4.21	$1,000.00	$1,021.42	$3.82	0.75%
Class N Shares	$1,000.00	$1,226.90	$4.10	$1,000.00	$1,021.53	$3.72	0.73%
Class R Shares	$1,000.00	$1,222.30	$8.40	$1,000.00	$1,017.64	$7.63	1.50%
Class S Shares	$1,000.00	$1,224.30	$7.01	$1,000.00	$1,018.90	$6.36	1.25%
Class T Shares	$1,000.00	$1,225.70	$5.50	$1,000.00	$1,020.27	$4.99	0.98%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Henderson Small Cap Value Fund

Schedule of Investments (unaudited)

December 31, 2020

Shares or Principal Amounts		Value
Common Stocks– 97.9%
Aerospace & Defense – 2.0%
BWX Technologies Inc	879,432	$53,012,161
Vectrus Inc*	428,116	21,285,928
		74,298,089
Auto Components – 1.3%
Stoneridge Inc*,£	1,633,934	49,393,825
Banks – 17.3%
Ameris Bancorp	942,099	35,865,709
Atlantic Union Bankshares Corp	2,620,677	86,325,100
Bank of Hawaii Corp	537,001	41,145,017
Enterprise Financial Services Corp	853,330	29,823,884
FB Financial Corp	1,262,348	43,841,346
First Horizon National Corp	5,212,830	66,515,711
Fulton Financial Corp	5,023,678	63,901,184
Horizon Bancorp Inc/IN	1,274,479	20,213,237
Independent Bank Corp	317,468	23,187,863
Prosperity Bancshares Inc	867,585	60,175,696
United Bankshares Inc	2,425,742	78,594,041
United Community Banks Inc/GA	3,167,413	90,081,226
		639,670,014
Biotechnology – 0.2%
Coherus Biosciences Inc*	471,057	8,186,971
Building Products – 2.1%
American Woodmark Corp*	499,837	46,909,702
PGT Innovations Inc*	1,522,930	30,976,396
		77,886,098
Capital Markets – 1.1%
Evercore Inc	354,436	38,860,363
Chemicals – 4.4%
American Vanguard Corp	1,392,722	21,615,045
Innospec Inc	760,933	69,039,451
NewMarket Corp	111,917	44,575,422
Westlake Chemical Partners LP	1,082,379	25,803,915
		161,033,833
Commercial Services & Supplies – 3.7%
Healthcare Services Group Inc	316,623	8,897,106
KAR Auction Services Inc	1,657,971	30,854,840
UniFirst Corp/MA	462,354	97,875,718
		137,627,664
Construction & Engineering – 2.4%
Comfort Systems USA Inc	782,314	41,196,655
EMCOR Group Inc	514,407	47,047,664
		88,244,319
Construction Materials – 1.7%
Eagle Materials Inc	612,133	62,039,680
Containers & Packaging – 1.1%
Sonoco Products Co	681,044	40,351,857
Electrical Equipment – 1.7%
Encore Wire Corp£	715,066	43,311,548
Thermon Group Holdings Inc*,£	1,372,428	21,451,050
		64,762,598
Electronic Equipment, Instruments & Components – 5.3%
Avnet Inc	484,890	17,024,488
Benchmark Electronics Inc	1,249,214	33,741,270
Fabrinet*	522,999	40,579,492
Insight Enterprises Inc*	484,058	36,831,973
Rogers Corp*	202,910	31,509,894
Vishay Intertechnology Inc	1,772,741	36,713,466
		196,400,583

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	DECEMBER 31, 2020

Janus Henderson Small Cap Value Fund

Schedule of Investments (unaudited)

December 31, 2020

Shares or Principal Amounts		Value
Common Stocks– (continued)
Entertainment – 1.1%
Madison Square Garden Co*	227,573	$41,896,189
Equity Real Estate Investment Trusts (REITs) – 5.5%
Equity Commonwealth	1,326,953	36,199,278
STAG Industrial Inc	3,105,179	97,254,206
Sunstone Hotel Investors Inc	6,239,266	70,690,884
		204,144,368
Food & Staples Retailing – 1.1%
Casey's General Stores Inc	229,375	40,970,962
Food Products – 2.9%
Cal-Maine Foods Inc*	584,533	21,943,369
Nomad Foods Ltd*	1,956,898	49,744,347
Sanderson Farms Inc	282,611	37,361,174
		109,048,890
Gas Utilities – 1.0%
Southwest Gas Holdings Inc	617,962	37,541,191
Health Care Equipment & Supplies – 3.5%
Envista Holdings Corp*	1,747,760	58,951,945
Globus Medical Inc*	322,822	21,054,451
Natus Medical Inc*	1,099,731	22,038,609
Varex Imaging Corp*	1,667,047	27,806,344
		129,851,349
Hotels, Restaurants & Leisure – 1.7%
Century Casinos Inc*,£	2,207,692	14,107,152
Cracker Barrel Old Country Store Inc	366,444	48,341,292
		62,448,444
Household Durables – 1.8%
Leggett & Platt Inc	955,256	42,317,841
Skyline Champion Corp*	812,382	25,135,099
		67,452,940
Information Technology Services – 2.4%
Cass Information Systems Inc	474,689	18,470,149
WNS Holdings Ltd*	971,539	69,999,385
		88,469,534
Insurance – 5.5%
Argo Group International Holdings Ltd	1,067,946	46,669,240
First American Financial Corp	991,306	51,181,129
Hanover Insurance Group Inc	917,197	107,238,673
		205,089,042
Internet & Direct Marketing Retail – 0.6%
Shutterstock Inc	313,666	22,489,852
Machinery – 2.8%
Lincoln Electric Holdings Inc	634,007	73,703,314
Watts Water Technologies Inc - Class A	233,348	28,398,452
		102,101,766
Metals & Mining – 1.5%
Commercial Metals Co	2,784,710	57,197,943
Multi-Utilities – 2.6%
Black Hills Corp	1,114,475	68,484,489
NorthWestern Corp	479,218	27,943,202
		96,427,691
Oil, Gas & Consumable Fuels – 2.3%
Delek US Holdings Inc	2,048,647	32,921,757
Parsley Energy Inc	1,764,052	25,049,538
World Fuel Services Corp	834,474	26,002,210
		83,973,505
Pharmaceuticals – 0.4%
Phibro Animal Health Corp	715,069	13,886,640

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Small Cap Value Fund

Schedule of Investments (unaudited)

December 31, 2020

Shares or Principal Amounts		Value
Common Stocks– (continued)
Professional Services – 1.3%
Korn Ferry	1,081,863	$47,061,040
Real Estate Management & Development – 1.2%
Marcus & Millichap Inc*	1,192,012	44,378,607
Semiconductor & Semiconductor Equipment – 1.2%
CMC Materials Inc	288,286	43,617,672
Software – 1.3%
CDK Global Inc	912,092	47,273,728
Textiles, Apparel & Luxury Goods – 4.5%
Carter's Inc	402,922	37,902,873
Columbia Sportswear Co	727,947	63,608,009
Steven Madden Ltd	1,817,377	64,189,756
		165,700,638
Thrifts & Mortgage Finance – 3.5%
Washington Federal Inc	2,481,752	63,880,296
WSFS Financial Corp	1,476,242	66,253,741
		130,134,037
Trading Companies & Distributors – 3.9%
GATX Corp	583,887	48,567,721
H&E Equipment Services Inc	1,476,864	44,025,316
MSC Industrial Direct Co Inc	617,095	52,076,647
		144,669,684
Total Common Stocks (cost $3,103,131,480)		3,624,581,606
Repurchase Agreements– 2.1%
ING Financial Markets LLC, Joint repurchase agreement, 0.0400%, dated 12/31/20, maturing 1/4/21 to be repurchased at $25,000,111 collateralized by $24,074,589 in U.S. Treasuries 0% - 4.7500%, 3/9/21 - 8/15/50 with a value of $25,500,158	$25,000,000	25,000,000
ING Financial Markets LLC, Joint repurchase agreement, 0.0400%, dated 12/31/20, maturing 1/4/21 to be repurchased at $17,600,078 collateralized by $16,802,260 in U.S. Treasuries 0.1250% - 5.5000%, 6/30/22 - 8/15/50 with a value of $17,952,097	17,600,000	17,600,000
Royal Bank of Canada, NY Branch, Joint repurchase agreement, 0.0300%, dated 12/31/20, maturing 1/4/21 to be repurchased at $35,000,117 collateralized by $33,044,795 in U.S. Treasuries 0.2500% - 2.3750%, 10/31/24 - 7/15/29 with a value of $35,700,129	35,000,000	35,000,000
Total Repurchase Agreements (cost $77,600,000)		77,600,000
Total Investments (total cost $3,180,731,480) – 100.0%		3,702,181,606
Liabilities, net of Cash, Receivables and Other Assets – (0)%		(1,365,510)
Net Assets – 100%		$3,700,816,096

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$3,582,437,874	96.8%
India	69,999,385	1.9
United Kingdom	49,744,347	1.3

Total	$3,702,181,606	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	DECEMBER 31, 2020

Janus Henderson Small Cap Value Fund

Schedule of Investments (unaudited)

December 31, 2020

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 12/31/20
Common Stocks - 1.7%
Auto Components - 1.3%
Stoneridge Inc*	$-	$109,113	$16,518,834	$49,393,825
Electrical Equipment – N/A
Encore Wire Corpš	58,288	(819,174)	10,595,235	N/A
Thermon Group Holdings Inc*,š	-	(2,628,557)	3,766,507	N/A
Total Electrical Equipment	$58,288	$(3,447,731)	$14,361,742	$-
Hotels, Restaurants & Leisure - 0.4%
Century Casinos Inc*	-	-	4,444,706	14,107,152
Specialty Retail - N/A
Hudson Ltd - Class A	-	(3,090,542)	8,278,597	-
Total Affiliated Investments - 1.7%	$58,288	$(6,429,160)	$43,603,879	$63,500,977

(1) For securities that were affiliated for a portion of the period ended December 31, 2020, this column reflects amounts for the entire period ended December 31, 2020 and not just the period in which the security was affiliated.

	Value at 6/30/20	Purchases	Sales Proceeds	Value at 12/31/20
Common Stocks - 1.7%
Auto Components - 1.3%
Stoneridge Inc*	20,692,374	15,632,493	(3,558,989)	49,393,825
Electrical Equipment - 0.0%
Encore Wire Corpš	54,201,819	-	(20,666,332)	43,311,548
Thermon Group Holdings Inc*,š	26,694,003	-	(6,380,903)	21,451,050
Hotels, Restaurants & Leisure - 0.4%
Century Casinos Inc*	8,019,717	1,642,729	-	14,107,152
Specialty Retail - N/A
Hudson Ltd - Class A	9,663,044	-	(14,851,099)	-

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Small Cap Value Fund

Notes to Schedule of Investments and Other Information (unaudited)

Russell 2000® Value Index	Russell 2000® Value Index reflects the performance of U.S. small-cap equities with lower price-to-book ratios and lower forecasted growth values.

LLC	Limited Liability Company
LP	Limited Partnership

*	Non-income producing security.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

š	Company was no longer an affiliate as of December 31, 2020.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2020. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$3,624,581,606	$-	$-
Repurchase Agreements	-	77,600,000	-
Total Assets	$3,624,581,606	$77,600,000	$-

12	DECEMBER 31, 2020

Janus Henderson Small Cap Value Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2020

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value(1)	$3,561,080,629
Affiliated investments, at value(2)	63,500,977
Repurchase agreements, at value(3)	77,600,000
Cash	15,248
Non-interested Trustees' deferred compensation	85,297
Receivables:
Fund shares sold	45,809,455
Investments sold	8,460,073
Dividends	5,502,664
Interest	306
Other assets	30,006
Total Assets	3,762,084,655
Liabilities:
Payables:	—
Fund shares repurchased	50,956,546
Investments purchased	7,162,680
Advisory fees	2,060,788
Transfer agent fees and expenses	622,032
Non-interested Trustees' deferred compensation fees	85,297
12b-1 Distribution and shareholder servicing fees	67,809
Professional fees	31,074
Affiliated fund administration fees payable	8,506
Non-interested Trustees' fees and expenses	3,719
Custodian fees	3,410
Accrued expenses and other payables	266,698
Total Liabilities	61,268,559
Net Assets	$3,700,816,096

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Small Cap Value Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2020

Net Assets Consist of:
Capital (par value and paid-in surplus)	$3,378,512,445
Total distributable earnings (loss)	322,303,651
Total Net Assets	$3,700,816,096
Net Assets - Class A Shares	$70,186,184
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,284,728
Net Asset Value Per Share(4)	$21.37
Maximum Offering Price Per Share(5)	$22.67
Net Assets - Class C Shares	$21,942,160
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,097,774
Net Asset Value Per Share(4)	$19.99
Net Assets - Class D Shares	$92,253,944
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,359,992
Net Asset Value Per Share	$21.16
Net Assets - Class I Shares	$1,945,980,755
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	91,557,497
Net Asset Value Per Share	$21.25
Net Assets - Class L Shares	$107,280,099
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,900,135
Net Asset Value Per Share	$21.89
Net Assets - Class N Shares	$821,667,154
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	38,747,105
Net Asset Value Per Share	$21.21
Net Assets - Class R Shares	$42,185,034
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,039,154
Net Asset Value Per Share	$20.69
Net Assets - Class S Shares	$49,414,374
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,347,833
Net Asset Value Per Share	$21.05
Net Assets - Class T Shares	$549,906,392
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	25,902,968
Net Asset Value Per Share	$21.23

(1) Includes cost of $3,048,274,536.

(2) Includes cost of $54,856,944.

(3) Includes cost of repurchase agreements of $77,600,000.

(4) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(5) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

14	DECEMBER 31, 2020

Janus Henderson Small Cap Value Fund

Statement of Operations (unaudited)

For the period ended December 31, 2020

Investment Income:
Dividends	$39,546,546
Dividends from affiliates	58,288
Interest	21,685
Other income	17
Total Investment Income	39,626,536
Expenses:
Advisory fees	11,554,073
12b-1 Distribution and shareholder servicing fees:
Class A Shares	82,583
Class C Shares	106,076
Class R Shares	92,302
Class S Shares	57,077
Transfer agent administrative fees and expenses:
Class D Shares	50,892
Class L Shares	102,814
Class R Shares	46,686
Class S Shares	57,287
Class T Shares	656,118
Transfer agent networking and omnibus fees:
Class A Shares	277,531
Class C Shares	11,176
Class I Shares	1,291,176
Other transfer agent fees and expenses:
Class A Shares	2,188
Class C Shares	550
Class D Shares	9,946
Class I Shares	40,618
Class L Shares	995
Class N Shares	13,067
Class R Shares	510
Class S Shares	629
Class T Shares	3,849
Registration fees	157,221
Shareholder reports expense	151,301
Affiliated fund administration fees	42,084
Professional fees	35,984
Non-interested Trustees’ fees and expenses	29,865
Custodian fees	8,486
Other expenses	118,867
Total Expenses	15,001,951
Less: Excess Expense Reimbursement and Waivers	(352,090)
Net Expenses	14,649,861
Net Investment Income/(Loss)	24,976,675

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Small Cap Value Fund

Statement of Operations (unaudited)

For the period ended December 31, 2020

Net Realized Gain/(Loss) on Investments:
Investments	$34,657,081
Investments in affiliates	(6,429,160)
Total Net Realized Gain/(Loss) on Investments	28,227,921
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	595,852,069
Investments in affiliates	43,603,879
Total Change in Unrealized Net Appreciation/Depreciation	639,455,948
Net Increase/(Decrease) in Net Assets Resulting from Operations	$692,660,544

See Notes to Financial Statements.

16	DECEMBER 31, 2020

Janus Henderson Small Cap Value Fund

Statements of Changes in Net Assets

	Period ended December 31, 2020 (unaudited)	Year ended June 30, 2020

Operations:
Net investment income/(loss)	$24,976,675	$38,994,284
Net realized gain/(loss) on investments	28,227,921	(222,426,397)
Change in unrealized net appreciation/depreciation	639,455,948	(486,036,800)
Net Increase/(Decrease) in Net Assets Resulting from Operations	692,660,544	(669,468,913)
Dividends and Distributions to Shareholders:
Class A Shares	(558,586)	(389,251)
Class C Shares	(40,703)	—
Class D Shares	(966,547)	(1,166,768)
Class I Shares	(20,579,197)	(19,472,600)
Class L Shares	(1,225,524)	(1,673,843)
Class N Shares	(9,856,554)	(8,469,438)
Class R Shares	(250,227)	(86,715)
Class S Shares	(362,562)	(381,210)
Class T Shares	(5,282,096)	(5,914,539)
Net Decrease from Dividends and Distributions to Shareholders	(39,121,996)	(37,554,364)
Capital Share Transactions:
Class A Shares	(6,620,830)	15,262,337
Class C Shares	(3,123,185)	(2,835,901)
Class D Shares	(11,061,261)	(8,889,943)
Class I Shares	22,887,212	404,892,887
Class L Shares	(10,000,677)	(23,873,116)
Class N Shares	(934,242)	229,160,804
Class R Shares	1,035,498	3,553,644
Class S Shares	(3,102,779)	316,811
Class T Shares	(66,769,562)	(2,913,313)
Net Increase/(Decrease) from Capital Share Transactions	(77,689,826)	614,674,210
Net Increase/(Decrease) in Net Assets	575,848,722	(92,349,067)
Net Assets:
Beginning of period	3,124,967,374	3,217,316,441
End of period	$3,700,816,096	$3,124,967,374

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Small Cap Value Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended December 31, 2020 (unaudited) and the year ended June 30	2020	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$17.59	$21.57	$23.18	$23.19	$19.64	$22.28
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.12	0.15	0.25	0.09	0.07	0.11
Net realized and unrealized gain/(loss)	3.83	(4.00)	(0.39)	1.87	4.26	(0.03)
Total from Investment Operations	3.95	(3.85)	(0.14)	1.96	4.33	0.08
Less Dividends and Distributions:
Dividends (from net investment income)	(0.17)	(0.13)	—	(0.01)	(0.05)	(0.06)
Distributions (from capital gains)	—	—	(1.47)	(1.96)	(0.73)	(2.66)
Total Dividends and Distributions	(0.17)	(0.13)	(1.47)	(1.97)	(0.78)	(2.72)
Net Asset Value, End of Period	$21.37	$17.59	$21.57	$23.18	$23.19	$19.64
Total Return*	22.47%	(17.98)%	0.56%	8.44%	22.16%	1.38%
Net Assets, End of Period (in thousands)	$70,186	$64,025	$61,505	$54,782	$53,732	$39,424
Average Net Assets for the Period (in thousands)	$64,384	$62,337	$48,049	$53,655	$46,728	$39,350
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.85%	1.86%	1.27%	1.35%	1.36%	1.36%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.17%	1.39%	1.14%	1.26%	1.35%	1.34%
Ratio of Net Investment Income/(Loss)	1.22%	0.77%	1.15%	0.40%	0.31%	0.57%
Portfolio Turnover Rate	31%	59%	39%	51%	83%	84%

Class C Shares
For a share outstanding during the period ended December 31, 2020 (unaudited) and the year ended June 30	2020	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$16.41	$20.12	$21.87	$22.09	$18.82	$21.49
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.04	0.06	0.11	(0.05)	(0.06)	0.03
Net realized and unrealized gain/(loss)	3.58	(3.77)	(0.39)	1.79	4.06	(0.04)
Total from Investment Operations	3.62	(3.71)	(0.28)	1.74	4.00	(0.01)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.04)	—	—	—	—(2)	—
Distributions (from capital gains)	—	—	(1.47)	(1.96)	(0.73)	(2.66)
Total Dividends and Distributions	(0.04)	—	(1.47)	(1.96)	(0.73)	(2.66)
Net Asset Value, End of Period	$19.99	$16.41	$20.12	$21.87	$22.09	$18.82
Total Return*	22.04%	(18.44)%	(0.07)%	7.84%	21.38%	0.97%
Net Assets, End of Period (in thousands)	$21,942	$20,967	$29,619	$26,828	$21,379	$12,975
Average Net Assets for the Period (in thousands)	$20,683	$26,855	$26,902	$23,627	$17,299	$11,777
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.88%	1.92%	1.75%	1.86%	1.94%	1.77%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.88%	1.92%	1.75%	1.86%	1.94%	1.77%
Ratio of Net Investment Income/(Loss)	0.50%	0.30%	0.56%	(0.24)%	(0.27)%	0.15%
Portfolio Turnover Rate	31%	59%	39%	51%	83%	84%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

18	DECEMBER 31, 2020

Janus Henderson Small Cap Value Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended December 31, 2020 (unaudited) and the year ended June 30	2020	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$17.44	$21.38	$22.99	$23.01	$19.50	$22.19
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.14	0.24	0.32	0.16	0.14	0.17
Net realized and unrealized gain/(loss)	3.80	(3.96)	(0.41)	1.86	4.21	(0.03)
Total from Investment Operations	3.94	(3.72)	(0.09)	2.02	4.35	0.14
Less Dividends and Distributions:
Dividends (from net investment income)	(0.22)	(0.22)	(0.05)	(0.08)	(0.11)	(0.17)
Distributions (from capital gains)	—	—	(1.47)	(1.96)	(0.73)	(2.66)
Total Dividends and Distributions	(0.22)	(0.22)	(1.52)	(2.04)	(0.84)	(2.83)
Net Asset Value, End of Period	$21.16	$17.44	$21.38	$22.99	$23.01	$19.50
Total Return*	22.62%	(17.65)%	0.82%	8.79%	22.47%	1.75%
Net Assets, End of Period (in thousands)	$92,254	$86,650	$116,468	$127,533	$134,026	$81,616
Average Net Assets for the Period (in thousands)	$85,376	$105,847	$117,978	$130,614	$122,637	$74,406
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.90%	1.01%	0.83%	0.96%	1.04%	1.05%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.90%	1.01%	0.83%	0.96%	1.04%	1.05%
Ratio of Net Investment Income/(Loss)	1.48%	1.20%	1.48%	0.70%	0.63%	0.86%
Portfolio Turnover Rate	31%	59%	39%	51%	83%	84%

Class I Shares
For a share outstanding during the period ended December 31, 2020 (unaudited) and the year ended June 30	2020	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$17.53	$21.50	$23.12	$23.13	$19.60	$22.27
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.14	0.24	0.33	0.18	0.14	0.18
Net realized and unrealized gain/(loss)	3.81	(3.97)	(0.41)	1.87	4.24	(0.03)
Total from Investment Operations	3.95	(3.73)	(0.08)	2.05	4.38	0.15
Less Dividends and Distributions:
Dividends (from net investment income)	(0.23)	(0.24)	(0.07)	(0.10)	(0.12)	(0.16)
Distributions (from capital gains)	—	—	(1.47)	(1.96)	(0.73)	(2.66)
Total Dividends and Distributions	(0.23)	(0.24)	(1.54)	(2.06)	(0.85)	(2.82)
Net Asset Value, End of Period	$21.25	$17.53	$21.50	$23.12	$23.13	$19.60
Total Return*	22.55%	(17.62)%	0.89%	8.85%	22.50%	1.78%
Net Assets, End of Period (in thousands)	$1,945,981	$1,584,586	$1,531,568	$1,264,218	$1,029,136	$350,777
Average Net Assets for the Period (in thousands)	$1,689,473	$1,646,400	$1,337,975	$1,150,680	$791,904	$363,550
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.89%	1.01%	0.79%	0.88%	1.03%	0.99%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.88%	1.01%	0.79%	0.88%	1.03%	0.99%
Ratio of Net Investment Income/(Loss)	1.51%	1.19%	1.52%	0.77%	0.66%	0.89%
Portfolio Turnover Rate	31%	59%	39%	51%	83%	84%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Small Cap Value Fund

Financial Highlights

Class L Shares
For a share outstanding during the period ended December 31, 2020 (unaudited) and the year ended June 30	2020	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$18.05	$22.13	$23.73	$23.69	$20.04	$22.73
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.16	0.28	0.36	0.20	0.17	0.20
Net realized and unrealized gain/(loss)	3.93	(4.10)	(0.42)	1.91	4.33	(0.03)
Total from Investment Operations	4.09	(3.82)	(0.06)	2.11	4.50	0.17
Less Dividends and Distributions:
Dividends (from net investment income)	(0.25)	(0.26)	(0.07)	(0.11)	(0.12)	(0.20)
Distributions (from capital gains)	—	—	(1.47)	(1.96)	(0.73)	(2.66)
Total Dividends and Distributions	(0.25)	(0.26)	(1.54)	(2.07)	(0.85)	(2.86)
Net Asset Value, End of Period	$21.89	$18.05	$22.13	$23.73	$23.69	$20.04
Total Return*	22.69%	(17.53)%	0.97%	8.91%	22.63%	1.85%
Net Assets, End of Period (in thousands)	$107,280	$97,950	$148,304	$173,144	$193,771	$195,526
Average Net Assets for the Period (in thousands)	$98,265	$130,117	$155,137	$187,635	$198,852	$186,026
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.94%	1.06%	0.88%	1.02%	1.10%	1.10%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.75%	0.87%	0.69%	0.84%	0.91%	0.92%
Ratio of Net Investment Income/(Loss)	1.63%	1.36%	1.62%	0.84%	0.77%	0.99%
Portfolio Turnover Rate	31%	59%	39%	51%	83%	84%

Class N Shares
For a share outstanding during the period ended December 31, 2020 (unaudited) and the year ended June 30	2020	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$17.50	$21.46	$23.08	$23.09	$19.55	$22.25
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.16	0.26	0.35	0.19	0.17	0.20
Net realized and unrealized gain/(loss)	3.81	(3.95)	(0.42)	1.88	4.23	(0.03)
Total from Investment Operations	3.97	(3.69)	(0.07)	2.07	4.40	0.17
Less Dividends and Distributions:
Dividends (from net investment income)	(0.26)	(0.27)	(0.08)	(0.12)	(0.13)	(0.21)
Distributions (from capital gains)	—	—	(1.47)	(1.96)	(0.73)	(2.66)
Total Dividends and Distributions	(0.26)	(0.27)	(1.55)	(2.08)	(0.86)	(2.87)
Net Asset Value, End of Period	$21.21	$17.50	$21.46	$23.08	$23.09	$19.55
Total Return*	22.69%	(17.48)%	0.97%	8.97%	22.67%	1.88%
Net Assets, End of Period (in thousands)	$821,667	$676,894	$585,199	$470,614	$300,685	$175,258
Average Net Assets for the Period (in thousands)	$728,128	$632,706	$515,945	$402,129	$253,523	$185,180
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.73%	0.86%	0.68%	0.81%	0.88%	0.89%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.73%	0.86%	0.68%	0.81%	0.88%	0.89%
Ratio of Net Investment Income/(Loss)	1.68%	1.31%	1.65%	0.83%	0.78%	1.02%
Portfolio Turnover Rate	31%	59%	39%	51%	83%	84%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

20	DECEMBER 31, 2020

Janus Henderson Small Cap Value Fund

Financial Highlights

Class R Shares
For a share outstanding during the period ended December 31, 2020 (unaudited) and the year ended June 30	2020	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$17.03	$20.84	$22.53	$22.64	$19.23	$21.88
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.08	0.11	0.18	0.02	0.01	0.05
Net realized and unrealized gain/(loss)	3.70	(3.87)	(0.40)	1.83	4.15	(0.03)
Total from Investment Operations	3.78	(3.76)	(0.22)	1.85	4.16	0.02
Less Dividends and Distributions:
Dividends (from net investment income)	(0.12)	(0.05)	—	—	(0.02)	(0.01)
Distributions (from capital gains)	—	—	(1.47)	(1.96)	(0.73)	(2.66)
Total Dividends and Distributions	(0.12)	(0.05)	(1.47)	(1.96)	(0.75)	(2.67)
Net Asset Value, End of Period	$20.69	$17.03	$20.84	$22.53	$22.64	$19.23
Total Return*	22.23%	(18.11)%	0.20%	8.15%	21.78%	1.12%
Net Assets, End of Period (in thousands)	$42,185	$33,724	$37,555	$39,887	$35,452	$17,504
Average Net Assets for the Period (in thousands)	$36,358	$36,610	$36,037	$38,061	$26,130	$16,585
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.50%	1.61%	1.43%	1.56%	1.64%	1.64%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.50%	1.61%	1.43%	1.56%	1.64%	1.64%
Ratio of Net Investment Income/(Loss)	0.90%	0.57%	0.87%	0.09%	0.03%	0.27%
Portfolio Turnover Rate	31%	59%	39%	51%	83%	84%

Class S Shares
For a share outstanding during the period ended December 31, 2020 (unaudited) and the year ended June 30	2020	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$17.32	$21.23	$22.85	$22.89	$19.41	$22.07
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.11	0.17	0.24	0.09	0.06	0.10
Net realized and unrealized gain/(loss)	3.77	(3.95)	(0.39)	1.83	4.20	(0.03)
Total from Investment Operations	3.88	(3.78)	(0.15)	1.92	4.26	0.07
Less Dividends and Distributions:
Dividends (from net investment income)	(0.15)	(0.13)	—	—	(0.05)	(0.07)
Distributions (from capital gains)	—	—	(1.47)	(1.96)	(0.73)	(2.66)
Total Dividends and Distributions	(0.15)	(0.13)	(1.47)	(1.96)	(0.78)	(2.73)
Net Asset Value, End of Period	$21.05	$17.32	$21.23	$22.85	$22.89	$19.41
Total Return*	22.43%	(17.96)%	0.52%	8.37%	22.08%	1.38%
Net Assets, End of Period (in thousands)	$49,414	$43,538	$55,050	$61,772	$70,490	$56,720
Average Net Assets for the Period (in thousands)	$44,639	$56,349	$55,579	$66,582	$68,319	$51,668
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.25%	1.36%	1.18%	1.30%	1.38%	1.39%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.25%	1.36%	1.18%	1.30%	1.38%	1.38%
Ratio of Net Investment Income/(Loss)	1.14%	0.87%	1.14%	0.37%	0.29%	0.52%
Portfolio Turnover Rate	31%	59%	39%	51%	83%	84%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Small Cap Value Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended December 31, 2020 (unaudited) and the year ended June 30	2020	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$17.49	$21.44	$23.03	$23.05	$19.53	$22.21
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.13	0.22	0.30	0.14	0.12	0.15
Net realized and unrealized gain/(loss)	3.81	(3.98)	(0.40)	1.86	4.22	(0.03)
Total from Investment Operations	3.94	(3.76)	(0.10)	2.00	4.34	0.12
Less Dividends and Distributions:
Dividends (from net investment income)	(0.20)	(0.19)	(0.02)	(0.06)	(0.09)	(0.14)
Distributions (from capital gains)	—	—	(1.47)	(1.96)	(0.73)	(2.66)
Total Dividends and Distributions	(0.20)	(0.19)	(1.49)	(2.02)	(0.82)	(2.80)
Net Asset Value, End of Period	$21.23	$17.49	$21.44	$23.03	$23.05	$19.53
Total Return*	22.57%	(17.74)%	0.76%	8.69%	22.39%	1.63%
Net Assets, End of Period (in thousands)	$549,906	$516,634	$652,049	$787,120	$805,793	$565,214
Average Net Assets for the Period (in thousands)	$511,648	$621,808	$681,320	$805,838	$721,659	$510,577
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.99%	1.10%	0.92%	1.05%	1.13%	1.14%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.98%	1.10%	0.92%	1.05%	1.13%	1.13%
Ratio of Net Investment Income/(Loss)	1.39%	1.11%	1.38%	0.60%	0.55%	0.78%
Portfolio Turnover Rate	31%	59%	39%	51%	83%	84%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

22	DECEMBER 31, 2020

Janus Henderson Small Cap Value Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Small Cap Value Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 45 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting priciples ("US GAAP")).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds currently implement an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

It is expected that the conversion of Class C Shares to Class A Shares will not result in a taxable event. Please consult your tax adviser for further information.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds. Effective July 6, 2020, Class D Shares are open to new investors, subject to the Fund’s closed fund policies.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class L Shares are designed for pension and profit-sharing plans, employee benefit trusts, endowments, foundations and corporations, as well as high net worth individuals and financial intermediaries who are willing to maintain a minimum account balance of $250,000.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-

Janus Investment Fund	23

Janus Henderson Small Cap Value Fund

Notes to Financial Statements (unaudited)

employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

24	DECEMBER 31, 2020

Janus Henderson Small Cap Value Fund

Notes to Financial Statements (unaudited)

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2020 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and

Janus Investment Fund	25

Janus Henderson Small Cap Value Fund

Notes to Financial Statements (unaudited)

would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

In the aftermath of the 2007-2008 financial crisis, the financial sector experienced reduced liquidity in credit and other fixed-income markets, and an unusually high degree of volatility, both domestically and internationally. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took a number of unprecedented steps designed to support the financial markets. For example, the enactment of the Dodd-Frank Act in 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. More recently, in response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record-low levels. Extremely low or negative interest rates may become more prevalent or may not work as intended. As there is little precedent for this situation, the impact on various markets that interest rate or other significant policy changes may have is unknown. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of

26	DECEMBER 31, 2020

Janus Henderson Small Cap Value Fund

Notes to Financial Statements (unaudited)

specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including Janus Capital or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU, commonly known as “Brexit,” which immediately led to significant market volatility around the world, as well as political, economic and legal uncertainty. The United Kingdom formally left the EU on January 31, 2020 and entered into an eleven-month transition period, which expired on December 31, 2020. The negative impact on not only the United Kingdom and European economies could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on the United Kingdom and/or Europe for their business activities and revenues. Any further exits from the EU, or an increase in the belief that such exits are likely or possible, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Janus Investment Fund	27

Janus Henderson Small Cap Value Fund

Notes to Financial Statements (unaudited)

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

ING Financial Markets LLC	$42,600,000	$—	$(42,600,000)	$—
Royal Bank of Canada, NY Branch	35,000,000	—	(35,000,000)	—

Total	$77,600,000	$—	$(77,600,000)	$—
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

All repurchase agreements are transacted under legally enforceable master repurchase agreements that give the Fund, in the event of default by the counterparty, the right to liquidate securities held and to offset receivables and payables with the counterparty. For financial reporting purposes, the Fund does not offset financial instruments' payables and receivables and related collateral on the Statement of Assets and Liabilities. Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Repurchase Agreements

The Fund and other funds advised by Janus Capital or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s "base" fee rate prior to any performance adjustment (expressed as an annual rate) is 0.72%.

28	DECEMBER 31, 2020

Janus Henderson Small Cap Value Fund

Notes to Financial Statements (unaudited)

The investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark index. The Fund's benchmark index used in the calculation is the Russell 2000® Value Index.

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets based on the Fund’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period or shorter time period, as applicable. The investment performance of the Fund’s Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. No Performance Adjustment is applied unless the difference between the Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period.

The Fund’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the period ended December 31, 2020, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.70%.

Perkins Investment Management LLC (“Perkins”) serves as subadviser to the Fund. Perkins (together with its predecessors), has been in the investment management business since 1984 and provides day-to-day management of the Fund’s portfolio operations subject to the general oversight of Janus Capital. Janus Capital owns 100% of Perkins.

Janus Capital pays Perkins a subadvisory fee equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (calculated after any applicable performance fee adjustment, fee waivers, and expense reimbursements). The subadvisory fee paid by Janus Capital to Perkins adjusts up or down based on the Fund’s performance relative to the Fund’s benchmark index over the performance measurement period.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding any performance adjustments to management fees, the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.91% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers for at least a one-year period commencing October 28, 2020. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the

Janus Investment Fund	29

Janus Henderson Small Cap Value Fund

Notes to Financial Statements (unaudited)

Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund pays an annual administrative services fee based on the average daily net assets of Class D Shares for shareholder services provided by Janus Services, as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

The Fund’s actual Class D administrative fee rate was 0.12% for the reporting period.

Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative fee based on the average daily net assets Class L Shares of the Fund based on the average proportion of the Fund’s total net assets sold directly and the average proportion of the Fund’s net assets sold through financial intermediaries on a monthly basis. The asset-weighted fee is calculated by applying a blended annual fee rate of 0.12% on average net assets for the proportion of assets sold directly and 0.25% on average net assets for the proportion of assets sold through financial intermediaries. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations. Janus Services has agreed to waive all or a portion of this fee. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Services or Janus Capital without prior notification to shareholders. Removal of this fee waiver may have a significant impact on Class L Shares’ total expense ratio. If applicable, amounts waived to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for

30	DECEMBER 31, 2020

Janus Henderson Small Cap Value Fund

Notes to Financial Statements (unaudited)

their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $166,938 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2020. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2020 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2020 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $251,025 were paid by the Trust to the Trustees under the Deferred Plan during the period ended December 31, 2020.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended December 31, 2020 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the period ended December 31, 2020, Janus Henderson Distributors retained upfront sales charges of $1,390.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the period ended December 31, 2020.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption

Janus Investment Fund	31

Janus Henderson Small Cap Value Fund

Notes to Financial Statements (unaudited)

of the Class C Shares redeemed. During the period ended December 31, 2020, redeeming shareholders of Class C Shares paid CDSCs of $1,804.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the period ended December 31, 2020, the Fund engaged in cross trades amounting to $2,610,320 in sales, resulting in a net realized gian of $608,209. The net realized gian is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2020, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended June 30, 2020
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(255,379,337)	$ -	$ (255,379,337)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2020 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 3,168,709,749	$618,760,064	$(85,288,207)	$ 533,471,857

32	DECEMBER 31, 2020

Janus Henderson Small Cap Value Fund

Notes to Financial Statements (unaudited)

5. Capital Share Transactions

	Period ended December 31, 2020		Year ended June 30, 2020
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	444,138	$ 8,354,618	2,164,486	$ 42,685,985
Reinvested dividends and distributions	12,261	256,501	8,855	204,816
Shares repurchased	(810,576)	(15,231,949)	(1,386,334)	(27,628,464)
Net Increase/(Decrease)	(354,177)	$ (6,620,830)	787,007	$ 15,262,337
Class C Shares:
Shares sold	64,431	$ 1,146,999	412,544	$ 8,189,862
Reinvested dividends and distributions	2,034	39,809	-	-
Shares repurchased	(246,028)	(4,309,993)	(607,665)	(11,025,763)
Net Increase/(Decrease)	(179,563)	$ (3,123,185)	(195,121)	$ (2,835,901)
Class D Shares:
Shares sold	118,383	$ 2,235,054	439,764	$ 8,740,206
Reinvested dividends and distributions	45,346	939,110	49,638	1,136,224
Shares repurchased	(771,251)	(14,235,425)	(968,386)	(18,766,373)
Net Increase/(Decrease)	(607,522)	$ (11,061,261)	(478,984)	$ (8,889,943)
Class I Shares:
Shares sold	15,285,893	$282,453,450	42,884,428	$850,390,290
Reinvested dividends and distributions	930,947	19,363,696	781,260	17,961,173
Shares repurchased	(15,077,420)	(278,929,934)	(24,487,893)	(463,458,576)
Net Increase/(Decrease)	1,139,420	$ 22,887,212	19,177,795	$404,892,887
Class L Shares:
Shares sold	69,747	$ 1,374,311	210,452	$ 4,350,291
Reinvested dividends and distributions	49,634	1,063,163	66,862	1,582,627
Shares repurchased	(644,720)	(12,438,151)	(1,551,906)	(29,806,034)
Net Increase/(Decrease)	(525,339)	$ (10,000,677)	(1,274,592)	$ (23,873,116)
Class N Shares:
Shares sold	8,949,121	$164,274,341	19,100,455	$375,815,432
Reinvested dividends and distributions	424,420	8,806,725	343,412	7,877,874
Shares repurchased	(9,315,526)	(174,015,308)	(8,021,117)	(154,532,502)
Net Increase/(Decrease)	58,015	$ (934,242)	11,422,750	$229,160,804
Class R Shares:
Shares sold	220,726	$ 3,926,660	576,098	$ 11,157,082
Reinvested dividends and distributions	12,304	249,155	3,737	83,742
Shares repurchased	(174,343)	(3,140,317)	(401,066)	(7,687,180)
Net Increase/(Decrease)	58,687	$ 1,035,498	178,769	$ 3,553,644
Class S Shares:
Shares sold	325,302	$ 5,901,564	1,139,337	$ 23,019,689
Reinvested dividends and distributions	17,425	358,961	16,741	381,178
Shares repurchased	(507,929)	(9,363,304)	(1,236,359)	(23,084,056)
Net Increase/(Decrease)	(165,202)	$ (3,102,779)	(80,281)	$ 316,811
Class T Shares:
Shares sold	3,115,017	$ 56,567,224	10,020,891	$205,029,493
Reinvested dividends and distributions	248,702	5,165,550	252,423	5,795,634
Shares repurchased	(6,993,797)	(128,502,336)	(11,157,977)	(213,738,440)
Net Increase/(Decrease)	(3,630,078)	$ (66,769,562)	(884,663)	$ (2,913,313)

6. Purchases and Sales of Investment Securities

For the period ended December 31, 2020, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Janus Investment Fund	33

Janus Henderson Small Cap Value Fund

Notes to Financial Statements (unaudited)

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$968,348,123	$1,019,288,695	$ -	$ -

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2020 and through the date of issuance of the Fund's financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements other than the following:

On February 10, 2021, the Board of Trustees of Janus Henderson Small Cap Value Fund approved the termination of the sub-advisory agreement between Janus Capital Management LLC and Perkins Investment Management LLC on behalf of the Fund, effective on or about April 30, 2021. The Fund’s current portfolio managers will continue to serve as the Fund’s portfolio managers following the termination of the sub-advisory agreements.

34	DECEMBER 31, 2020

Janus Henderson Small Cap Value Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each Fund of Janus Investment Fund (together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreements for the Janus Henderson Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2020, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2021 through February 1, 2022, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus

Janus Investment Fund	35

Janus Henderson Small Cap Value Fund

Additional Information (unaudited)

Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital generally does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2020, approximately 75% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers, and for the 12 months ended September 30, 2020, approximately 62% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

36	DECEMBER 31, 2020

Janus Henderson Small Cap Value Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Developed World Bond Fund, the Trustees noted the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

Janus Investment Fund	37

Janus Henderson Small Cap Value Fund

Additional Information (unaudited)

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

38	DECEMBER 31, 2020

Janus Henderson Small Cap Value Fund

Additional Information (unaudited)

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance.

Janus Investment Fund	39

Janus Henderson Small Cap Value Fund

Additional Information (unaudited)

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory fees and any administration fees but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 10% under the average total expenses of the respective Broadridge Expense Group peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 9% under the average management fees for the respective Broadridge Expense Group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

40	DECEMBER 31, 2020

Janus Henderson Small Cap Value Fund

Additional Information (unaudited)

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to funds subadvised by Janus Capital and to the fees Janus Capital charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very distinct relative to retail funds; and (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; (4) 9 of 10 Janus Henderson Funds have lower management fees than similar funds subadvised by Janus Capital; and (5) 5 of 8 Janus Henderson Funds have lower management fees than similar separate accounts managed by Janus Capital.

The Trustees considered the fees for each Fund for its fiscal year ended in 2019, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Investment Fund	41

Janus Henderson Small Cap Value Fund

Additional Information (unaudited)

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

42	DECEMBER 31, 2020

Janus Henderson Small Cap Value Fund

Additional Information (unaudited)

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that, the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Venture Fund, the Trustees noted that, the Fund’s total expenses were below the peer group for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

Janus Investment Fund	43

Janus Henderson Small Cap Value Fund

Additional Information (unaudited)

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by Janus Capital were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital

44	DECEMBER 31, 2020

Janus Henderson Small Cap Value Fund

Additional Information (unaudited)

and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 73% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. They also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) as the assets of some of the Janus Henderson Funds have declined in the past few years, certain of those Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined; (3) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (4) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by Janus Capital and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their

Janus Investment Fund	45

Janus Henderson Small Cap Value Fund

Additional Information (unaudited)

relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

46	DECEMBER 31, 2020

Janus Henderson Small Cap Value Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2020. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

Janus Investment Fund	47

Janus Henderson Small Cap Value Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

48	DECEMBER 31, 2020

Janus Henderson Small Cap Value Fund

Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	49

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins and Intech are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors
125-24-93034 03-21

SEMIANNUAL REPORT December 31, 2020

Janus Henderson Small-Mid Cap Value Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Small-Mid Cap Value Fund

Janus Henderson Small-Mid Cap Value Fund (unaudited)

FUND SNAPSHOT

The Janus Henderson Small-Mid Cap Value Fund is a moderately positioned, small-mid-cap growth fund seeking to provide consistent relative returns with lower volatility than the index. The Fund invests in small-cap companies with differentiated business models and sustainable competitive advantages that are positioned to grow market share regardless of economic conditions. During the period, the Fund's investment strategy shifted from an all-cap approach to one that aims to identify undervalued small- and mid-cap opportunities.

Justin Tugman co-portfolio manager	Kevin Preloger co-portfolio manager

Performance

For the six-month period ended December 31, 2020, the Janus Henderson Small-Mid Cap Value Fund’s Class I Shares returned 22.50%, underperforming its primary benchmark, the Russell 2500® Value Index, which returned 33.06%. The Fund also underperformed its secondary benchmark, the Russell 3000® Value Index, which returned 23.56%.

Investment Environment

Positive returns continued in the six-month period, following the trend of late in the previous period, with many market indices ending at or near the year’s highs. The gains primarily were driven by positive COVID-19 vaccine developments, the U.S. presidential election results and the continuation of monetary and fiscal stimulus. While all 11 sectors posted positive returns during the period, the more cyclical parts of the market led returns, including consumer discretionary, communication services, materials and information technology. Growth outperformed value across all market-cap segments. Optimism remains for the vaccine rollout, election implications and continued monetary and fiscal stimulus. However, absolute valuations and the ability of the economy and corporate earnings to recover likely will be key considerations in 2021.

Performance Discussion

Stock selection was the main driver of the Fund’s relative underperformance during the period, particularly in materials, financials, real estate, utilities and information technology. In financials, bank holding company Washington Federal Inc. was the largest individual detractor on a relative basis. As the yield curve has steepened versus a year ago, the low absolute level of interest rates put the financial sector out of favor with investors. Toward period end, however, banks in particular benefited from positive sentiment that the COVID-19 vaccine may lead to a quick recovery and fewer credit losses. In real estate, two of the Fund’s holdings were among the top detractors: Equity Commonwealth, a commercial office real estate investment trust (REIT), and STAG Industrial, Inc., a REIT specializing in single-tenant industrial properties. The Fund’s underweight in consumer discretionary was detrimental to relative returns, as the sector posted the highest return in the index.

Health care was the Fund’s top sector contributor over the period, due both to stock selection as well as an underweight allocation relative to the benchmark. Omnicell Inc., a provider of fully automated, digital, medication and supply management delivery infrastructure to health care professionals and facilities, was one of the biggest contributors at the individual stock level. Energy was one of the worst-performing sectors in the index, and our underweight in the sector was additive. In industrials, while the Fund’s stock selection detracted, our overweight was beneficial. IAA Inc., a leading global marketplace to buy and sell total-loss, damaged and low-value vehicles, was among the top individual contributors on a relative basis. H&E Equipment Services, a company that provides equipment rentals, sales, parts and service, also contributed.

Outlook

As we bid “good riddance” to 2020, we need to contemplate what the road ahead will look like. It is difficult to imagine a repeat of this past year, but we also must understand that a return to “normal” will be a

Janus Investment Fund	1

Janus Henderson Small-Mid Cap Value Fund (unaudited)

process and not just occur once vaccinations are widespread. Equity markets at all-time highs belie the fact that damage has been done to the economy and the healing process will take time. We see reasons to be optimistic but also are cautious given the recovery over the past nine months. In addition, we are hopeful that value will show improvement and believe higher-quality stocks provide an opportunity for investors given their meaningful lag versus lower-quality stocks.

2020 saw unprecedented stimulus by governments and central banks globally, and while the amount could slow meaningfully, it is our belief that stimulus will not go away. In the U.S., stimulus programs that showered the markets with liquidity allowed even consumers who were temporarily unemployed to have greater discretionary income than if they had been working. Undoubtedly, these coordinated efforts helped to boost the prices of risk assets around the world. Even though the U.S. ran a $3.3 trillion budget deficit in 2020, we believe the will to spend more at the fiscal level likely will continue, thus providing a further tailwind for markets. For years, central banks have been hungry for inflation and this wish might be granted in 2021. Euphoria and unabashed bullishness have been on display in equities since the March lows, from a plethora of initial public offerings (IPOs) with questionable business models and frothy valuations to the proliferation of free trading, creating an “everything rally” in 2020 that seemed to position everyone to win.

We believe earnings growth in 2021 is likely to be strong, coming off one of the biggest declines in history. This growth could be most pronounced in areas such as cyclicals and banks – sectors that sustained some of the biggest pandemic earnings hits and where we believe the Fund should benefit given our material exposure there. At least for the coming year, we believe the value segment is well positioned. We remain convinced that over the long term, investing in companies with strong balance sheets, durable franchises and other quality attributes will again become important contributors to outperformance.

Thank you for your investment with us in Janus Henderson Small-Mid Cap Value Fund.

2	DECEMBER 31, 2020

Janus Henderson Small-Mid Cap Value Fund (unaudited)

Fund At A Glance

December 31, 2020

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
WSFS Financial Corp	2.77%	0.63%	Washington Federal Inc	2.75%	-1.15%
IAA Inc	1.83%	0.58%	Southwest Gas Holdings Inc	2.03%	-0.80%
Omnicell Inc	1.32%	0.56%	Equity Commonwealth	1.80%	-0.69%
Levi Strauss & Co	1.65%	0.33%	BWX Technologies Inc	2.54%	-0.67%
H&E Equipment Services Inc	1.04%	0.33%	STAG Industrial Inc	2.65%	-0.57%

	5 Top Contributors - Sectors*
		Relative	Fund	Russell 2500 Value Index
		Contribution	Average Weight	Average Weight
	Health Care	0.95%	2.62%	6.69%
	Energy	0.40%	0.19%	3.50%
	Industrials	-0.30%	19.60%	17.56%
	Communication Services	-0.37%	0.00%	3.32%
	Information Technology	-0.62%	11.02%	8.78%

	5 Top Detractors - Sectors*
		Relative	Fund	Russell 2500 Value Index
		Contribution	Average Weight	Average Weight
	Materials	-2.52%	12.75%	6.86%
	Financials	-1.67%	20.03%	20.40%
	Consumer Discretionary	-1.37%	6.66%	13.05%
	Other**	-1.14%	3.93%	0.00%
	Real Estate	-0.88%	11.29%	11.88%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Henderson Small-Mid Cap Value Fund (unaudited)

Fund At A Glance

December 31, 2020

5 Largest Equity Holdings - (% of Net Assets)
WSFS Financial Corp
Thrifts & Mortgage Finance	3.1%
Nomad Foods Ltd
Food Products	2.8%
First Horizon National Corp
Banks	2.5%
Black Hills Corp
Multi-Utilities	2.5%
Atlantic Union Bankshares Corp
Banks	2.5%
13.4%

Asset Allocation - (% of Net Assets)
Common Stocks	96.8%
Repurchase Agreements	3.2%
Other	0.0%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of December 31, 2020	As of June 30, 2020

4	DECEMBER 31, 2020

Janus Henderson Small-Mid Cap Value Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended December 31, 2020					Expense Ratios
	Fiscal Year-to-Date	One Year	Five Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV	22.35%	-3.32%	8.98%	9.71%	1.78%	1.33%
Class A Shares at MOP	15.32%	-8.91%	7.70%	9.00%
Class C Shares at NAV	21.94%	-4.02%	8.14%	8.86%	3.23%	2.13%
Class C Shares at CDSC	20.94%	-4.98%	8.14%	8.86%
Class D Shares	22.48%	-3.15%	9.20%	9.94%	1.51%	1.17%
Class I Shares	22.50%	-3.09%	9.26%	10.03%	1.47%	1.13%
Class N Shares	22.57%	-3.00%	9.31%	9.94%	1.48%	1.03%
Class S Shares	22.28%	-3.52%	8.95%	9.62%	2.17%	1.52%
Class T Shares	22.56%	-3.23%	9.10%	9.84%	1.55%	1.27%
Russell 2500 Value Index	33.06%	4.88%	9.43%	11.29%
Russell 3000 Value Index	23.56%	2.87%	9.74%	12.02%
Morningstar Quartile - Class I Shares	-	4th	2nd	4th
Morningstar Ranking - based on total returns for Mid-Cap Blend Funds	-	369/419	173/392	275/347

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to for at least a one-year period commencing on October 28, 2020.

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk

Janus Investment Fund	5

Janus Henderson Small-Mid Cap Value Fund (unaudited)

Performance

securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class N Shares commenced operations on August 4, 2017. Performance shown for periods prior to August 4, 2017 reflects the historical performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class N Shares, without the effect of any fee and expense limitations or waivers.

If Class N Shares of the Fund had been available during periods prior August 4, 2017, the performance shown may have been different. The performance shown for periods following the Fund’s commencement Class N Shares reflects the fees and expenses of Class N Shares, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2020 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – December 15, 2011

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

6	DECEMBER 31, 2020

Janus Henderson Small-Mid Cap Value Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/20)	Ending Account Value (12/31/20)	Expenses Paid During Period (7/1/20 - 12/31/20)†	Beginning Account Value (7/1/20)	Ending Account Value (12/31/20)	Expenses Paid During Period (7/1/20 - 12/31/20)†	Net Annualized Expense Ratio (7/1/20 - 12/31/20)
Class A Shares	$1,000.00	$1,223.50	$6.33	$1,000.00	$1,019.51	$5.75	1.13%
Class C Shares	$1,000.00	$1,219.40	$10.29	$1,000.00	$1,015.93	$9.35	1.84%
Class D Shares	$1,000.00	$1,224.80	$5.33	$1,000.00	$1,020.42	$4.84	0.95%
Class I Shares	$1,000.00	$1,225.00	$5.16	$1,000.00	$1,020.57	$4.69	0.92%
Class N Shares	$1,000.00	$1,225.70	$4.38	$1,000.00	$1,021.27	$3.97	0.78%
Class S Shares	$1,000.00	$1,222.80	$7.17	$1,000.00	$1,018.75	$6.51	1.28%
Class T Shares	$1,000.00	$1,225.60	$6.00	$1,000.00	$1,019.81	$5.45	1.07%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Henderson Small-Mid Cap Value Fund

Schedule of Investments (unaudited)

December 31, 2020

Shares or Principal Amounts		Value
Common Stocks– 96.8%
Aerospace & Defense – 2.3%
BWX Technologies Inc	27,506	$1,658,062
Banks – 8.5%
Ameris Bancorp	38,676	1,472,395
Atlantic Union Bankshares Corp	54,614	1,798,985
First Horizon National Corp	143,582	1,832,106
Fulton Financial Corp	82,938	1,054,971
		6,158,457
Building Products – 1.9%
American Woodmark Corp*	14,929	1,401,087
Chemicals – 7.2%
Innospec Inc	17,454	1,583,601
NewMarket Corp	2,681	1,067,815
Westlake Chemical Partners LP	52,958	1,262,519
WR Grace & Co	23,565	1,291,833
		5,205,768
Commercial Services & Supplies – 5.3%
IAA Inc*	17,837	1,159,048
KAR Auction Services Inc	63,032	1,173,026
UniFirst Corp/MA	7,073	1,497,283
		3,829,357
Communications Equipment – 1.4%
F5 Networks Inc*	5,769	1,014,998
Construction & Engineering – 1.9%
EMCOR Group Inc	14,691	1,343,639
Construction Materials – 1.5%
Eagle Materials Inc	10,941	1,108,870
Containers & Packaging – 2.0%
Graphic Packaging Holding Co	85,638	1,450,708
Electrical Equipment – 2.1%
Encore Wire Corp	25,602	1,550,713
Equity Real Estate Investment Trusts (REITs) – 11.1%
Americold Realty Trust	40,075	1,496,000
Equity Commonwealth	42,183	1,150,752
Equity LifeStyle Properties Inc	22,336	1,415,209
Lamar Advertising Co	13,671	1,137,701
STAG Industrial Inc	44,471	1,392,832
Sunstone Hotel Investors Inc	128,524	1,456,177
		8,048,671
Food & Staples Retailing – 2.4%
Casey's General Stores Inc	9,839	1,757,442
Food Products – 2.8%
Nomad Foods Ltd*	80,916	2,056,885
Hotels, Restaurants & Leisure – 1.8%
Cracker Barrel Old Country Store Inc	9,992	1,318,145
Household Durables – 1.5%
Leggett & Platt Inc	24,644	1,091,729
Industrial Conglomerates – 1.6%
Carlisle Cos Inc	7,545	1,178,378
Information Technology Services – 2.4%
WNS Holdings Ltd*	24,547	1,768,611
Insurance – 6.8%
First American Financial Corp	28,310	1,461,645
Hanover Insurance Group Inc	15,289	1,787,590
Hartford Financial Services Group Inc	35,159	1,722,088
		4,971,323
Internet & Direct Marketing Retail – 1.6%
Qurate Retail Inc	108,228	1,187,261
Machinery – 2.3%
Lincoln Electric Holdings Inc	9,516	1,106,235

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	DECEMBER 31, 2020

Janus Henderson Small-Mid Cap Value Fund

Schedule of Investments (unaudited)

December 31, 2020

Shares or Principal Amounts		Value
Common Stocks– (continued)
Machinery– (continued)
Watts Water Technologies Inc - Class A	4,541	$552,640
		1,658,875
Metals & Mining – 2.2%
Commercial Metals Co	76,176	1,564,655
Multi-Utilities – 4.2%
Black Hills Corp	29,647	1,821,808
NorthWestern Corp	21,451	1,250,808
		3,072,616
Semiconductor & Semiconductor Equipment – 3.3%
CMC Materials Inc	8,555	1,294,372
Maxim Integrated Products Inc	12,639	1,120,447
		2,414,819
Software – 2.2%
CDK Global Inc	30,467	1,579,105
Textiles, Apparel & Luxury Goods – 5.4%
Columbia Sportswear Co	16,553	1,446,401
Levi Strauss & Co	59,456	1,193,876
Steven Madden Ltd	35,433	1,251,494
		3,891,771
Thrifts & Mortgage Finance – 5.5%
Washington Federal Inc	68,101	1,752,920
WSFS Financial Corp	49,411	2,217,566
		3,970,486
Trading Companies & Distributors – 5.6%
GATX Corp	11,795	981,108
H&E Equipment Services Inc	45,573	1,358,531
MSC Industrial Direct Co Inc	20,164	1,701,640
		4,041,279
Total Common Stocks (cost $58,626,980)		70,293,710
Repurchase Agreements– 3.2%
ING Financial Markets LLC, Joint repurchase agreement, 0.0400%, dated 12/31/20, maturing 1/4/21 to be repurchased at $2,300,010 collateralized by $2,195,750 in U.S. Treasuries 0.1250% - 5.5000%, 6/30/22 - 8/15/50 with a value of $2,346,013((cost $2,300,000)	$2,300,000	2,300,000
Total Investments (total cost $60,926,980) – 100.0%		72,593,710
Cash, Receivables and Other Assets, net of Liabilities – 0%		36,091
Net Assets – 100%		$72,629,801

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$68,768,214	94.7%
United Kingdom	2,056,885	2.8
India	1,768,611	2.5

Total	$72,593,710	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Small-Mid Cap Value Fund

Notes to Schedule of Investments and Other Information (unaudited)

Russell 2500® Value Index	Russell 2500® Value Index reflects the performance of U.S. small to mid-cap equities with lower price-to-book ratios and lower forecasted growth values.
Russell 3000® Value Index	Russell 3000® Value Index reflects the performance of U.S. equities with lower price-to-book ratios and lower forecasted growth values.

LLC	Limited Liability Company
LP	Limited Partnership

*	Non-income producing security.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2020. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$70,293,710	$-	$-
Repurchase Agreements	-	2,300,000	-
Total Assets	$70,293,710	$2,300,000	$-

10	DECEMBER 31, 2020

Janus Henderson Small-Mid Cap Value Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2020

See footnotes at the end of the Statement.

Assets:
Investments, at value(1)	$70,293,710
Repurchase agreements, at value(2)	2,300,000
Cash	4,737
Non-interested Trustees' deferred compensation	1,671
Receivables:
Fund shares sold	97,907
Dividends	94,555
Interest	10
Other assets	449
Total Assets	72,793,039
Liabilities:
Payables:	—
Fund shares repurchased	84,328
Professional fees	31,525
Non-affiliated fund administration fees payable	19,081
Transfer agent fees and expenses	7,890
Advisory fees	7,855
Registration fees	3,371
Non-interested Trustees' deferred compensation fees	1,671
12b-1 Distribution and shareholder servicing fees	1,316
Custodian fees	737
Affiliated fund administration fees payable	163
Non-interested Trustees' fees and expenses	107
Accrued expenses and other payables	5,194
Total Liabilities	163,238
Net Assets	$72,629,801

See Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Small-Mid Cap Value Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2020

Net Assets Consist of:
Capital (par value and paid-in surplus)	$67,354,111
Total distributable earnings (loss)	5,275,690
Total Net Assets	$72,629,801
Net Assets - Class A Shares	$2,922,067
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	236,252
Net Asset Value Per Share(3)	$12.37
Maximum Offering Price Per Share(4)	$13.12
Net Assets - Class C Shares	$418,469
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	35,031
Net Asset Value Per Share(3)	$11.95
Net Assets - Class D Shares	$24,876,272
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,998,512
Net Asset Value Per Share	$12.45
Net Assets - Class I Shares	$15,973,261
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,271,101
Net Asset Value Per Share	$12.57
Net Assets - Class N Shares	$19,859,028
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,595,587
Net Asset Value Per Share	$12.45
Net Assets - Class S Shares	$1,095,155
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	89,397
Net Asset Value Per Share	$12.25
Net Assets - Class T Shares	$7,485,549
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	601,411
Net Asset Value Per Share	$12.45

(1) Includes cost of $58,626,980.

(2) Includes cost of repurchase agreements of $2,300,000.

(3) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(4) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

12	DECEMBER 31, 2020

Janus Henderson Small-Mid Cap Value Fund

Statement of Operations (unaudited)

For the period ended December 31, 2020

Investment Income:
Dividends	$808,357
Interest	615
Total Investment Income	808,972
Expenses:
Advisory fees	196,039
12b-1 Distribution and shareholder servicing fees:
Class A Shares	3,660
Class C Shares	1,792
Class S Shares	1,137
Transfer agent administrative fees and expenses:
Class D Shares	12,690
Class S Shares	1,266
Class T Shares	10,658
Transfer agent networking and omnibus fees:
Class A Shares	842
Class C Shares	240
Class I Shares	6,351
Other transfer agent fees and expenses:
Class A Shares	111
Class C Shares	20
Class D Shares	3,058
Class I Shares	294
Class N Shares	257
Class S Shares	15
Class T Shares	84
Registration fees	83,789
Non-affiliated fund administration fees	33,698
Professional fees	23,728
Shareholder reports expense	7,846
Custodian fees	2,510
Non-interested Trustees’ fees and expenses	745
Affiliated fund administration fees	738
Other expenses	909
Total Expenses	392,477
Less: Excess Expense Reimbursement and Waivers	(118,837)
Net Expenses	273,640
Net Investment Income/(Loss)	535,332

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Small-Mid Cap Value Fund

Statement of Operations (unaudited)

For the period ended December 31, 2020

Net Realized Gain/(Loss) on Investments:
Investments	$(2,526,614)
Total Net Realized Gain/(Loss) on Investments	(2,526,614)
Change in Unrealized Net Appreciation/Depreciation:
Investments and non-interested Trustees’ deferred compensation	14,187,397
Total Change in Unrealized Net Appreciation/Depreciation	14,187,397
Net Increase/(Decrease) in Net Assets Resulting from Operations	$12,196,115

See Notes to Financial Statements.

14	DECEMBER 31, 2020

Janus Henderson Small-Mid Cap Value Fund

Statements of Changes in Net Assets

	Period ended December 31, 2020 (unaudited)	Year ended June 30, 2020

Operations:
Net investment income/(loss)	$535,332	$544,870
Net realized gain/(loss) on investments	(2,526,614)	1,313,565
Change in unrealized net appreciation/depreciation	14,187,397	(9,079,469)
Net Increase/(Decrease) in Net Assets Resulting from Operations	12,196,115	(7,221,034)
Dividends and Distributions to Shareholders:
Class A Shares	(16,879)	(237,847)
Class C Shares	—	(43,400)
Class D Shares	(180,499)	(2,553,239)
Class I Shares	(119,572)	(646,190)
Class N Shares	(158,071)	(235,713)
Class S Shares	(4,555)	(147,076)
Class T Shares	(36,885)	(2,319,707)
Net Decrease from Dividends and Distributions to Shareholders	(516,461)	(6,183,172)
Capital Share Transactions:
Class A Shares	(612,324)	1,543,155
Class C Shares	(18,765)	49,619
Class D Shares	(1,003,555)	3,648,992
Class I Shares	3,785,472	3,712,450
Class N Shares	14,949,940	689,841
Class S Shares	(108,575)	987,834
Class T Shares	(32,449,600)	19,858,493
Net Increase/(Decrease) from Capital Share Transactions	(15,457,407)	30,490,384
Net Increase/(Decrease) in Net Assets	(3,777,753)	17,086,178
Net Assets:
Beginning of period	76,407,554	59,321,376
End of period	$72,629,801	$76,407,554

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Small-Mid Cap Value Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended December 31, 2020 (unaudited) and the year ended June 30	2020	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$10.17	$13.17	$14.13	$13.71	$12.20	$12.50
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.08	0.10	0.10	0.04	0.07	0.11
Net realized and unrealized gain/(loss)	2.19	(1.71)	0.65	1.12	2.15	0.35
Total from Investment Operations	2.27	(1.61)	0.75	1.16	2.22	0.46
Less Dividends and Distributions:
Dividends (from net investment income)	(0.07)	(0.11)	(0.18)	—(2)	(0.12)	(0.04)
Distributions (from capital gains)	—	(1.28)	(1.53)	(0.74)	(0.59)	(0.72)
Total Dividends and Distributions	(0.07)	(1.39)	(1.71)	(0.74)	(0.71)	(0.76)
Net Asset Value, End of Period	$12.37	$10.17	$13.17	$14.13	$13.71	$12.20
Total Return*	22.35%	(14.37)%	7.46%	8.49%	18.43%	4.22%
Net Assets, End of Period (in thousands)	$2,922	$3,039	$2,055	$521	$457	$265
Average Net Assets for the Period (in thousands)	$2,857	$2,169	$852	$501	$351	$118
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.58%	1.78%	1.91%	1.55%	1.21%	1.17%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.13%	1.34%	1.31%	1.31%	1.11%	1.01%
Ratio of Net Investment Income/(Loss)	1.54%	0.88%	0.79%	0.29%	0.57%	0.96%
Portfolio Turnover Rate	69%	152%	40%	58%	49%	77%

Class C Shares
For a share outstanding during the period ended December 31, 2020 (unaudited) and the year ended June 30	2020	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$9.80	$12.74	$13.73	$13.43	$12.04	$12.39
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.05	0.01	0.02	(0.06)	(0.03)	(0.01)
Net realized and unrealized gain/(loss)	2.10	(1.66)	0.60	1.10	2.09	0.38
Total from Investment Operations	2.15	(1.65)	0.62	1.04	2.06	0.37
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.01)	(0.08)	—	(0.08)	—
Distributions (from capital gains)	—	(1.28)	(1.53)	(0.74)	(0.59)	(0.72)
Total Dividends and Distributions	—	(1.29)	(1.61)	(0.74)	(0.67)	(0.72)
Net Asset Value, End of Period	$11.95	$9.80	$12.74	$13.73	$13.43	$12.04
Total Return*	21.94%	(15.04)%	6.52%	7.75%	17.34%	3.44%
Net Assets, End of Period (in thousands)	$418	$353	$398	$262	$352	$165
Average Net Assets for the Period (in thousands)	$391	$380	$318	$319	$244	$80
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.98%	3.23%	3.30%	2.38%	1.99%	1.98%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.84%	2.14%	2.09%	2.05%	1.89%	1.83%
Ratio of Net Investment Income/(Loss)	1.02%	0.12%	0.16%	(0.46)%	(0.23)%	(0.05)%
Portfolio Turnover Rate	69%	152%	40%	58%	49%	77%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

16	DECEMBER 31, 2020

Janus Henderson Small-Mid Cap Value Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended December 31, 2020 (unaudited) and the year ended June 30	2020	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$10.24	$13.24	$14.19	$13.76	$12.23	$12.53
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.10	0.13	0.16	0.08	0.10	0.14
Net realized and unrealized gain/(loss)	2.20	(1.72)	0.61	1.13	2.14	0.35
Total from Investment Operations	2.30	(1.59)	0.77	1.21	2.24	0.49
Less Dividends and Distributions:
Dividends (from net investment income)	(0.09)	(0.13)	(0.19)	(0.04)	(0.12)	(0.07)
Distributions (from capital gains)	—	(1.28)	(1.53)	(0.74)	(0.59)	(0.72)
Total Dividends and Distributions	(0.09)	(1.41)	(1.72)	(0.78)	(0.71)	(0.79)
Net Asset Value, End of Period	$12.45	$10.24	$13.24	$14.19	$13.76	$12.23
Total Return*	22.48%	(14.20)%	7.57%	8.81%	18.60%	4.46%
Net Assets, End of Period (in thousands)	$24,876	$21,708	$23,948	$22,006	$25,384	$8,601
Average Net Assets for the Period (in thousands)	$21,267	$22,879	$22,739	$23,560	$19,932	$6,736
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.35%	1.51%	1.45%	1.19%	1.02%	1.00%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.95%	1.17%	1.10%	1.07%	0.89%	0.77%
Ratio of Net Investment Income/(Loss)	1.85%	1.06%	1.22%	0.53%	0.78%	1.14%
Portfolio Turnover Rate	69%	152%	40%	58%	49%	77%

Class I Shares
For a share outstanding during the period ended December 31, 2020 (unaudited) and the year ended June 30	2020	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$10.34	$13.36	$14.21	$13.78	$12.24	$12.54
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.11	0.11	0.16	0.10	0.12	0.14
Net realized and unrealized gain/(loss)	2.21	(1.72)	0.63	1.11	2.13	0.36
Total from Investment Operations	2.32	(1.61)	0.79	1.21	2.25	0.50
Less Dividends and Distributions:
Dividends (from net investment income)	(0.09)	(0.13)	(0.11)	(0.04)	(0.12)	(0.08)
Distributions (from capital gains)	—	(1.28)	(1.53)	(0.74)	(0.59)	(0.72)
Total Dividends and Distributions	(0.09)	(1.41)	(1.64)	(0.78)	(0.71)	(0.80)
Net Asset Value, End of Period	$12.57	$10.34	$13.36	$14.21	$13.78	$12.24
Total Return*	22.50%	(14.19)%	7.66%	8.84%	18.66%	4.50%
Net Assets, End of Period (in thousands)	$15,973	$9,848	$7,535	$5,391	$74,413	$70,980
Average Net Assets for the Period (in thousands)	$11,312	$6,734	$6,250	$60,942	$70,351	$68,578
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.31%	1.47%	1.39%	1.08%	0.93%	0.88%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.92%	1.13%	1.06%	0.99%	0.82%	0.72%
Ratio of Net Investment Income/(Loss)	1.92%	0.93%	1.20%	0.69%	0.88%	1.19%
Portfolio Turnover Rate	69%	152%	40%	58%	49%	77%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Small-Mid Cap Value Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended December 31, 2020 (unaudited) and the year or period ended June 30	2020	2020	2019	2018(1)
Net Asset Value, Beginning of Period	$10.24	$13.24	$14.20	$14.06
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.14	0.15	0.19	0.10
Net realized and unrealized gain/(loss)	2.17	(1.72)	0.59	0.85
Total from Investment Operations	2.31	(1.57)	0.78	0.95
Less Dividends and Distributions:
Dividends (from net investment income)	(0.10)	(0.15)	(0.21)	(0.07)
Distributions (from capital gains)	—	(1.28)	(1.53)	(0.74)
Total Dividends and Distributions	(0.10)	(1.43)	(1.74)	(0.81)
Net Asset Value, End of Period	$12.45	$10.24	$13.24	$14.20
Total Return*	22.57%	(14.09)%	7.73%	6.77%
Net Assets, End of Period (in thousands)	$19,859	$1,806	$1,852	$1,585
Average Net Assets for the Period (in thousands)	$12,179	$2,112	$1,782	$1,164
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.23%	1.48%	1.41%	1.12%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.78%	1.03%	0.96%	0.95%
Ratio of Net Investment Income/(Loss)	2.48%	1.24%	1.40%	0.76%
Portfolio Turnover Rate	69%	152%	40%	58%

Class S Shares
For a share outstanding during the period ended December 31, 2020 (unaudited) and the year ended June 30	2020	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$10.06	$13.07	$14.12	$13.71	$12.21	$12.49
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.08	0.08	0.09	0.04	0.08	0.12
Net realized and unrealized gain/(loss)	2.16	(1.69)	0.65	1.12	2.12	0.37
Total from Investment Operations	2.24	(1.61)	0.74	1.16	2.20	0.49
Less Dividends and Distributions:
Dividends (from net investment income)	(0.05)	(0.12)	(0.26)	(0.01)	(0.11)	(0.05)
Distributions (from capital gains)	—	(1.28)	(1.53)	(0.74)	(0.59)	(0.72)
Total Dividends and Distributions	(0.05)	(1.40)	(1.79)	(0.75)	(0.70)	(0.77)
Net Asset Value, End of Period	$12.25	$10.06	$13.07	$14.12	$13.71	$12.21
Total Return*	22.28%	(14.51)%	7.51%	8.47%	18.30%	4.41%
Net Assets, End of Period (in thousands)	$1,095	$1,004	$390	$100	$82	$54
Average Net Assets for the Period (in thousands)	$987	$890	$115	$114	$74	$51
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.95%	2.16%	4.23%	2.17%	1.34%	1.27%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.28%	1.51%	1.29%	1.34%	1.12%	0.89%
Ratio of Net Investment Income/(Loss)	1.51%	0.71%	0.70%	0.27%	0.60%	1.02%
Portfolio Turnover Rate	69%	152%	40%	58%	49%	77%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 4, 2017 (inception date) through June 30, 2018.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

18	DECEMBER 31, 2020

Janus Henderson Small-Mid Cap Value Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended December 31, 2020 (unaudited) and the year ended June 30	2020	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$10.21	$13.22	$14.16	$13.76	$12.24	$12.51
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.06	0.14	0.15	0.06	0.09	0.12
Net realized and unrealized gain/(loss)	2.24	(1.76)	0.61	1.13	2.14	0.37
Total from Investment Operations	2.30	(1.62)	0.76	1.19	2.23	0.49
Less Dividends and Distributions:
Dividends (from net investment income)	(0.06)	(0.11)	(0.17)	(0.05)	(0.12)	(0.04)
Distributions (from capital gains)	—	(1.28)	(1.53)	(0.74)	(0.59)	(0.72)
Total Dividends and Distributions	(0.06)	(1.39)	(1.70)	(0.79)	(0.71)	(0.76)
Net Asset Value, End of Period	$12.45	$10.21	$13.22	$14.16	$13.76	$12.24
Total Return*	22.56%	(14.40)%	7.51%	8.65%	18.48%	4.43%
Net Assets, End of Period (in thousands)	$7,486	$38,649	$23,144	$30,287	$10,437	$2,125
Average Net Assets for the Period (in thousands)	$8,335	$17,402	$27,284	$22,955	$6,057	$1,593
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.40%	1.55%	1.51%	1.29%	1.10%	1.02%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.07%	1.27%	1.20%	1.19%	1.00%	0.86%
Ratio of Net Investment Income/(Loss)	1.03%	1.08%	1.14%	0.43%	0.66%	1.05%
Portfolio Turnover Rate	69%	152%	40%	58%	49%	77%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Small-Mid Cap Value Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Small-Mid Cap Value Fund  (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 45 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting priciples ("US GAAP")).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds currently implement an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

It is expected that the conversion of Class C Shares to Class A Shares will not result in a taxable event. Please consult your tax adviser for further information.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial

20	DECEMBER 31, 2020

Janus Henderson Small-Mid Cap Value Fund

Notes to Financial Statements (unaudited)

intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with US GAAP.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on

Janus Investment Fund	21

Janus Henderson Small-Mid Cap Value Fund

Notes to Financial Statements (unaudited)

an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2020 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

22	DECEMBER 31, 2020

Janus Henderson Small-Mid Cap Value Fund

Notes to Financial Statements (unaudited)

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

In the aftermath of the 2007-2008 financial crisis, the financial sector experienced reduced liquidity in credit and other fixed-income markets, and an unusually high degree of volatility, both domestically and internationally. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took a number of unprecedented steps designed to support the financial markets. For example, the enactment of the Dodd-Frank Act in 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. More recently, in response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record-low levels. Extremely low or negative interest rates may become more prevalent or may not work as intended. As there is little precedent for this situation, the impact on various markets that interest rate or other significant policy changes may have is unknown. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including Janus Capital or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

Janus Investment Fund	23

Janus Henderson Small-Mid Cap Value Fund

Notes to Financial Statements (unaudited)

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU, commonly known as “Brexit,” which immediately led to significant market volatility around the world, as well as political, economic and legal uncertainty. The United Kingdom formally left the EU on January 31, 2020 and entered into an eleven-month transition period, which expired on December 31, 2020. The negative impact on not only the United Kingdom and European economies could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on the United Kingdom and/or Europe for their business activities and revenues. Any further exits from the EU, or an increase in the belief that such exits are likely or possible, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

ING Financial Markets LLC	$2,300,000	$—	$(2,300,000)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may

24	DECEMBER 31, 2020

Janus Henderson Small-Mid Cap Value Fund

Notes to Financial Statements (unaudited)

exceed these amounts and may fluctuate in value.

All repurchase agreements are transacted under legally enforceable master repurchase agreements that give the Fund, in the event of default by the counterparty, the right to liquidate securities held and to offset receivables and payables with the counterparty. For financial reporting purposes, the Fund does not offset financial instruments' payables and receivables and related collateral on the Statement of Assets and Liabilities. Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Repurchase Agreements

The Fund and other funds advised by Janus Capital or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s "base" fee rate prior to any performance adjustment (expressed as an annual rate) is 0.70%.

The investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark index. The Fund's benchmark index used in the calculation is the Russell 2500® Value Index. Prior to August 1, 2019, the Fund's benchmark index used in the calculation was the Russell 3000® Value Index.

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets based on the Fund’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period or shorter time period, as applicable. The investment performance of the Fund’s Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. No Performance Adjustment is applied unless the difference between the Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period.

The Fund’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus

Janus Investment Fund	25

Janus Henderson Small-Mid Cap Value Fund

Notes to Financial Statements (unaudited)

any Performance Adjustment. For the period ended December 31, 2020, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.67%.

Perkins Investment Management LLC (“Perkins”) serves as subadviser to the Fund. Perkins (together with its predecessors), has been in the investment management business since 1984 and provides day-to-day management of the Fund’s portfolio operations subject to the general oversight of Janus Capital. Janus Capital owns 100% of Perkins.

Janus Capital pays Perkins a subadvisory fee equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (calculated after any applicable performance fee adjustment, fee waivers, and expense reimbursements). The subadvisory fee paid by Janus Capital to Perkins adjusts up or down based on the Fund's performance relative to the Fund's benchmark index over the performance measurement period.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding any performance adjustments to management fees, the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.82% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers for at least a one-year period commencing October 28, 2020. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund pays an annual administrative services fee based on the average daily net assets of Class D Shares for shareholder services provided by Janus Services, as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

The Fund’s actual Class D administrative fee rate was 0.12% for the reporting period.

Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other

26	DECEMBER 31, 2020

Janus Henderson Small-Mid Cap Value Fund

Notes to Financial Statements (unaudited)

financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $166,938 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2020. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2020 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and

Janus Investment Fund	27

Janus Henderson Small-Mid Cap Value Fund

Notes to Financial Statements (unaudited)

Liabilities. Deferred compensation expenses for the period ended December 31, 2020 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $251,025 were paid by the Trust to the Trustees under the Deferred Plan during the period ended December 31, 2020.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the period ended December 31, 2020, Janus Henderson Distributors retained upfront sales charges of $343.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the period ended December 31, 2020.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class C Shares during the period ended December 31, 2020.

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2020 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 64,308,122	$ 9,089,450	$ (803,862)	$ 8,285,588

28	DECEMBER 31, 2020

Janus Henderson Small-Mid Cap Value Fund

Notes to Financial Statements (unaudited)

5. Capital Share Transactions

	Period ended December 31, 2020		Year ended June 30, 2020
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	33,225	$ 387,754	194,357	$ 2,067,913
Reinvested dividends and distributions	1,394	16,879	18,611	237,847
Shares repurchased	(97,273)	(1,016,957)	(70,118)	(762,605)
Net Increase/(Decrease)	(62,654)	$ (612,324)	142,850	$ 1,543,155
Class C Shares:
Shares sold	6,428	$ 66,020	10,599	$ 117,659
Reinvested dividends and distributions	-	-	3,509	43,400
Shares repurchased	(7,474)	(84,785)	(9,266)	(111,440)
Net Increase/(Decrease)	(1,046)	$ (18,765)	4,842	$ 49,619
Class D Shares:
Shares sold	411,478	$ 4,711,773	979,092	$10,764,455
Reinvested dividends and distributions	14,302	174,203	190,918	2,455,201
Shares repurchased	(547,832)	(5,889,531)	(857,955)	(9,570,664)
Net Increase/(Decrease)	(122,052)	$ (1,003,555)	312,055	$ 3,648,992
Class I Shares:
Shares sold	442,277	$ 5,129,582	778,807	$ 8,346,254
Reinvested dividends and distributions	9,721	119,572	49,783	646,190
Shares repurchased	(133,650)	(1,463,682)	(439,964)	(5,279,994)
Net Increase/(Decrease)	318,348	$ 3,785,472	388,626	$ 3,712,450
Class N Shares:
Shares sold	1,554,232	$ 16,456,846	141,177	$ 1,698,365
Reinvested dividends and distributions	12,978	158,071	18,343	235,713
Shares repurchased	(148,076)	(1,664,977)	(122,963)	(1,244,237)
Net Increase/(Decrease)	1,419,134	$ 14,949,940	36,557	$ 689,841
Class S Shares:
Shares sold	3,214	$ 33,578	109,538	$ 1,399,700
Reinvested dividends and distributions	380	4,555	11,617	147,076
Shares repurchased	(14,007)	(146,708)	(51,160)	(558,942)
Net Increase/(Decrease)	(10,413)	$ (108,575)	69,995	$ 987,834
Class T Shares:
Shares sold	298,884	$ 3,132,483	3,751,218	$38,790,796
Reinvested dividends and distributions	3,028	36,885	180,663	2,319,707
Shares repurchased	(3,485,717)	(35,618,968)	(1,897,681)	(21,252,010)
Net Increase/(Decrease)	(3,183,805)	$(32,449,600)	2,034,200	$19,858,493

6. Purchases and Sales of Investment Securities

For the period ended December 31, 2020, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$38,692,585	$ 52,757,988	$ -	$ -

Janus Investment Fund	29

Janus Henderson Small-Mid Cap Value Fund

Notes to Financial Statements (unaudited)

7.  Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2020 and through the date of issuance of the Fund's financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements other than the following:

On February 10, 2021, the Board of Trustees of Janus Henderson Small-Mid Cap Value Fund approved the termination of the sub-advisory agreement between Janus Capital Management LLC and Perkins Investment Management LLC on behalf of the Fund, effective on or about April 30, 2021. The Fund’s current portfolio managers will continue to serve as the Fund’s portfolio managers following the termination of the sub-advisory agreements.

30	DECEMBER 31, 2020

Janus Henderson Small-Mid Cap Value Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each Fund of Janus Investment Fund (together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreements for the Janus Henderson Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2020, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2021 through February 1, 2022, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus

Janus Investment Fund	31

Janus Henderson Small-Mid Cap Value Fund

Additional Information (unaudited)

Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital generally does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2020, approximately 75% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers, and for the 12 months ended September 30, 2020, approximately 62% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

32	DECEMBER 31, 2020

Janus Henderson Small-Mid Cap Value Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Developed World Bond Fund, the Trustees noted the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

Janus Investment Fund	33

Janus Henderson Small-Mid Cap Value Fund

Additional Information (unaudited)

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

34	DECEMBER 31, 2020

Janus Henderson Small-Mid Cap Value Fund

Additional Information (unaudited)

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance.

Janus Investment Fund	35

Janus Henderson Small-Mid Cap Value Fund

Additional Information (unaudited)

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory fees and any administration fees but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 10% under the average total expenses of the respective Broadridge Expense Group peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 9% under the average management fees for the respective Broadridge Expense Group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

36	DECEMBER 31, 2020

Janus Henderson Small-Mid Cap Value Fund

Additional Information (unaudited)

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to funds subadvised by Janus Capital and to the fees Janus Capital charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very distinct relative to retail funds; and (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; (4) 9 of 10 Janus Henderson Funds have lower management fees than similar funds subadvised by Janus Capital; and (5) 5 of 8 Janus Henderson Funds have lower management fees than similar separate accounts managed by Janus Capital.

The Trustees considered the fees for each Fund for its fiscal year ended in 2019, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Investment Fund	37

Janus Henderson Small-Mid Cap Value Fund

Additional Information (unaudited)

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

38	DECEMBER 31, 2020

Janus Henderson Small-Mid Cap Value Fund

Additional Information (unaudited)

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that, the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Venture Fund, the Trustees noted that, the Fund’s total expenses were below the peer group for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

Janus Investment Fund	39

Janus Henderson Small-Mid Cap Value Fund

Additional Information (unaudited)

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by Janus Capital were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital

40	DECEMBER 31, 2020

Janus Henderson Small-Mid Cap Value Fund

Additional Information (unaudited)

and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 73% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. They also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) as the assets of some of the Janus Henderson Funds have declined in the past few years, certain of those Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined; (3) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (4) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by Janus Capital and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their

Janus Investment Fund	41

Janus Henderson Small-Mid Cap Value Fund

Additional Information (unaudited)

relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

42	DECEMBER 31, 2020

Janus Henderson Small-Mid Cap Value Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2020. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

Janus Investment Fund	43

Janus Henderson Small-Mid Cap Value Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

44	DECEMBER 31, 2020

Janus Henderson Small-Mid Cap Value Fund

Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	45

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins and Intech are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors
125-24-93033 03-21

SEMIANNUAL REPORT December 31, 2020

Janus Henderson U.S. Managed Volatility Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson U.S. Managed Volatility Fund

Janus Henderson U.S. Managed Volatility Fund (unaudited)

FUND SNAPSHOT Intech’s active approach focuses on adding value by selecting stocks with unique volatility characteristics and low correlations to one another.	Sub-advised by Intech Investment Management LLC

PERFORMANCE OVERVIEW

For the six-month period ended December 31, 2020, Janus Henderson U.S. Managed Volatility Fund returned 15.81% for its Class I Shares. This compares to the 24.46% return posted by the Russell 1000® Index, the Fund’s benchmark.

INVESTMENT STRATEGY

Intech’s mathematical investment process is designed to determine potentially more efficient equity weightings of the securities in the benchmark index, utilizing a specific mathematical optimization and disciplined rebalancing routine. Rather than trying to predict the future direction of stock prices, the process seeks to use the volatility and correlation characteristics of stocks to construct portfolios.

The investment process begins with the stocks in the Russell 1000 Index. Intech’s investment process aims to capture stocks’ natural volatility through a rebalancing mechanism based on estimates of relative volatility and correlation in order to outperform the benchmark index over the long term. Within specific risk constraints, the investment process will tend to favor stocks with higher relative volatility and lower correlation as they offer more potential to capture volatility through periodic rebalancing. Once the target proportions are determined and the portfolio is constructed, it is then rebalanced to those target proportions and re-optimized on a periodic basis. The Janus Henderson U.S. Managed Volatility Fund focuses on seeking an excess return above the benchmark, while also reducing or managing the Fund’s standard deviation depending on the market conditions, a strategy designed to manage the absolute risk of the portfolio.

PERFORMANCE REVIEW

U.S. equity markets posted double-digit gains in the fourth quarter and posted a return of over 24% over the last six months. The strong gains made by U.S. equity markets came despite a volatile year that culminated in a drawdown of more than 30% and a bear market as the COVID-19 pandemic spread around the world. The rebound in the second half of the year was the fastest recovery from a bear market in history. Defensive segments generally lagged in the strongly rising market in the second half of 2020.

The Fund was negatively impacted by its defensive positioning in the strongly rising market environment over the past six months. In particular, an average overweight to lower beta stocks and underweight to higher beta stocks was a headwind on relative performance during the period as higher beta stocks strongly outperformed the overall market on average.

From a sector perspective, while the portfolio benefited from an average underweight to energy, which was the weakest-performing sector during the period, an overall negative selection effect, especially within the health care and consumer staples sectors, detracted from overall relative performance. An average overweight to the defensive utilities sector also detracted from the Fund’s relative performance during the period.

OUTLOOK

Because Intech does not conduct traditional economic or fundamental analysis, Intech has no view on individual stocks, sectors, economic, or market conditions.

Managing downside exposure potentially allows for returns to compound and improve risk-adjusted returns over time. Over the long term, we believe that by reducing risk when market volatility increases and behaving like a core equity fund when market volatility is low, the Fund will achieve its investment objective of producing an excess return over the benchmark with lower absolute risk. Going forward, we will continue building portfolios in a disciplined and deliberate manner, with risk management remaining the hallmark of our investment process. As Intech’s ongoing research efforts yield modest improvements, we will continue implementing

Janus Investment Fund	1

Janus Henderson U.S. Managed Volatility Fund (unaudited)

changes that we believe are likely to improve the long-term results for our fund shareholders.

Thank you for your investment in Janus Henderson U.S. Managed Volatility Fund.

2	DECEMBER 31, 2020

Janus Henderson U.S. Managed Volatility Fund (unaudited)

Fund At A Glance

December 31, 2020

5 Largest Equity Holdings - (% of Net Assets)
Apple Inc
Technology Hardware, Storage & Peripherals	3.6%
Bristol-Myers Squibb Co
Pharmaceuticals	2.5%
NextEra Energy Inc
Electric Utilities	2.1%
AbbVie Inc
Biotechnology	2.0%
Take-Two Interactive Software Inc
Entertainment	1.9%
12.1%

Asset Allocation - (% of Net Assets)
Common Stocks	98.9%
Investment Companies	1.0%
Other	0.1%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of December 31, 2020	As of June 30, 2020

Janus Investment Fund	3

Janus Henderson U.S. Managed Volatility Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended December 31, 2020						Expense Ratios
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡
Class A Shares at NAV	15.68%	12.61%	11.59%	11.96%	8.17%	0.94%
Class A Shares at MOP	9.06%	6.16%	10.29%	11.31%	7.74%
Class C Shares at NAV	15.20%	11.75%	10.80%	11.19%	7.40%	1.64%
Class C Shares at CDSC	14.20%	10.76%	10.80%	11.19%	7.40%
Class D Shares	15.72%	12.80%	11.79%	12.15%	8.30%	0.69%
Class I Shares	15.81%	12.83%	11.86%	12.27%	8.45%	0.69%
Class N Shares	15.80%	12.91%	11.98%	12.35%	8.49%	0.55%
Class S Shares	15.57%	12.41%	11.46%	11.87%	8.02%	1.05%
Class T Shares	15.70%	12.69%	11.72%	12.07%	8.16%	0.79%
Russell 1000 Index	24.46%	20.96%	15.60%	14.01%	10.07%
Morningstar Quartile - Class I Shares	-	3rd	4th	3rd	3rd
Morningstar Ranking - based on total returns for Large Blend Funds	-	1,038/1,392	974/1,202	587/1,039	653/929

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to for at least a one-year period commencing on October 28, 2020.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

4	DECEMBER 31, 2020

Janus Henderson U.S. Managed Volatility Fund (unaudited)

Performance

Intech's focus on managed volatility may keep the Fund from achieving excess returns over its index. The strategy may underperform during certain periods of up markets, and may not achieve the desired level of protection in down markets.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares commenced operations on July 6, 2009, after the reorganization of each class of the predecessor fund into corresponding shares of the Fund. Performance shown for each class for periods prior to July 6, 2009, reflects the historical performance of each corresponding class of the predecessor fund prior to the reorganization, calculated using the fees and expenses of the corresponding class of the predecessor fund respectively, net of any applicable fee and expense limitations or waivers.

Class T Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the historical performance of the predecessor fund’s Class I Shares, calculated using the fees and expenses of Class T Shares, without the effect of any fee and expense limitations or waivers.

Class N Shares commenced operations on October 28, 2014. Performance shown for periods prior to October 28, 2014, reflects the historical performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class I Shares, net of any applicable fee and expense limitations or waivers.

Class D Shares commenced operations on December 22, 2014. Performance shown for periods prior to December 22, 2014, reflects the historical performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class D Shares, without the effect of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2020 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The predecessor Fund’s inception date – December 30, 2005

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

Janus Investment Fund	5

Janus Henderson U.S. Managed Volatility Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/20)	Ending Account Value (12/31/20)	Expenses Paid During Period (7/1/20 - 12/31/20)†	Beginning Account Value (7/1/20)	Ending Account Value (12/31/20)	Expenses Paid During Period (7/1/20 - 12/31/20)†	Net Annualized Expense Ratio (7/1/20 - 12/31/20)
Class A Shares	$1,000.00	$1,156.80	$5.22	$1,000.00	$1,020.37	$4.89	0.96%
Class C Shares	$1,000.00	$1,152.00	$8.84	$1,000.00	$1,016.99	$8.29	1.63%
Class D Shares	$1,000.00	$1,157.20	$3.81	$1,000.00	$1,021.68	$3.57	0.70%
Class I Shares	$1,000.00	$1,158.10	$3.86	$1,000.00	$1,021.63	$3.62	0.71%
Class N Shares	$1,000.00	$1,158.00	$3.05	$1,000.00	$1,022.38	$2.85	0.56%
Class S Shares	$1,000.00	$1,155.70	$5.81	$1,000.00	$1,019.81	$5.45	1.07%
Class T Shares	$1,000.00	$1,157.00	$4.30	$1,000.00	$1,021.22	$4.02	0.79%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6	DECEMBER 31, 2020

Janus Henderson U.S. Managed Volatility Fund

Schedule of Investments (unaudited)

December 31, 2020

Shares		Value
Common Stocks– 98.9%
Aerospace & Defense – 0.4%
Northrop Grumman Corp	13,264	$4,041,806
Air Freight & Logistics – 3.5%
CH Robinson Worldwide Inc	134,333	12,609,839
Expeditors International of Washington Inc	100,400	9,549,044
FedEx Corp	27,214	7,065,299
United Parcel Service Inc	57,882	9,747,329
		38,971,511
Auto Components – 0.4%
BorgWarner Inc	8,076	312,057
Gentex Corp	132,456	4,494,232
		4,806,289
Automobiles – 0.1%
Tesla Inc*	1,817	1,282,202
Banks – 0.8%
Commerce Bancshares Inc/MO	116,783	7,672,643
First Republic Bank/CA	505	74,200
SVB Financial Group*	2,343	908,686
		8,655,529
Beverages – 1.2%
Boston Beer Co Inc*	5,318	5,287,634
Brown-Forman Corp	16,546	1,314,249
Keurig Dr Pepper Inc	11,334	362,688
Monster Beverage Corp*	24,804	2,293,874
PepsiCo Inc	27,976	4,148,841
		13,407,286
Biotechnology – 8.3%
AbbVie Inc	212,516	22,771,089
Alexion Pharmaceuticals Inc*	23,542	3,678,202
Alnylam Pharmaceuticals Inc*	65,420	8,502,637
Amgen Inc	61,974	14,249,062
Biogen Inc*	17,454	4,273,786
BioMarin Pharmaceutical Inc*	2,974	260,790
Gilead Sciences Inc	3,456	201,347
Moderna Inc*	15,287	1,597,033
Neurocrine Biosciences Inc*	29,473	2,824,987
Regeneron Pharmaceuticals Inc*	29,706	14,351,266
Seagen Inc*	51,404	9,002,897
United Therapeutics Corp*	10,664	1,618,689
Vertex Pharmaceuticals Inc*	40,822	9,647,871
		92,979,656
Building Products – 0.7%
AO Smith Corp	76,299	4,182,711
Carrier Global Corp	40,081	1,511,855
Johnson Controls International PLC	27,432	1,278,057
Lennox International Inc	1,610	441,092
Masco Corp	18,834	1,034,552
		8,448,267
Capital Markets – 1.0%
Charles Schwab Corp	14,073	746,432
Interactive Brokers Group Inc	49,008	2,985,567
Intercontinental Exchange Inc	2,353	271,277
Invesco Ltd	24,453	426,216
MarketAxess Holdings Inc	9,367	5,344,435
Morningstar Inc	4,514	1,045,307
		10,819,234
Chemicals – 0.7%
Air Products & Chemicals Inc	1,167	318,848
Albemarle Corp	5,609	827,440
Celanese Corp	4,165	541,200

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson U.S. Managed Volatility Fund

Schedule of Investments (unaudited)

December 31, 2020

Shares		Value
Common Stocks– (continued)
Chemicals– (continued)
Corteva Inc	20,362	$788,417
DuPont de Nemours Inc	4,937	351,070
Huntsman Corp	128,922	3,241,099
Linde PLC	1,131	298,030
PPG Industries Inc	2,264	326,514
RPM International Inc	1,192	108,210
Sherwin-Williams Co	835	613,650
		7,414,478
Commercial Services & Supplies – 2.2%
Copart Inc*	45,506	5,790,638
Republic Services Inc	97,129	9,353,523
Rollins Inc	154,848	6,049,911
Waste Management Inc	35,282	4,160,806
		25,354,878
Communications Equipment – 0%
Motorola Solutions Inc	1,871	318,182
Construction & Engineering – 0.6%
Jacobs Engineering Group Inc	4,533	493,916
Quanta Services Inc	82,639	5,951,661
		6,445,577
Consumer Finance – 0%
SLM Corp	30,165	373,744
Containers & Packaging – 1.2%
AptarGroup Inc	18,681	2,557,242
Ball Corp	22,104	2,059,651
International Paper Co	31,687	1,575,478
Packaging Corp of America	57,068	7,870,248
		14,062,619
Distributors – 0.7%
Pool Corp	21,369	7,959,952
Diversified Consumer Services – 0.1%
Terminix Global Holdings Inc*	14,493	739,288
Diversified Financial Services – 0.3%
Berkshire Hathaway Inc*	16,132	3,740,527
Diversified Telecommunication Services – 0.7%
AT&T Inc	22,527	647,877
Verizon Communications Inc	118,687	6,972,861
		7,620,738
Electric Utilities – 3.4%
American Electric Power Co Inc	11,826	984,751
Entergy Corp	7,269	725,737
Eversource Energy	34,585	2,991,948
NextEra Energy Inc	304,451	23,488,395
Southern Co	4,671	286,940
Xcel Energy Inc	144,792	9,653,283
		38,131,054
Electrical Equipment – 1.0%
Eaton Corp PLC	2,227	267,552
Generac Holdings Inc*	41,028	9,330,177
Regal Beloit Corp	12,980	1,594,074
		11,191,803
Electronic Equipment, Instruments & Components – 0.9%
Corning Inc	95,774	3,447,864
Dolby Laboratories Inc	5,122	497,500
IPG Photonics Corp*	4,115	920,896
Keysight Technologies Inc*	33,407	4,412,731
Littelfuse Inc	3,640	926,962

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	DECEMBER 31, 2020

Janus Henderson U.S. Managed Volatility Fund

Schedule of Investments (unaudited)

December 31, 2020

Shares		Value
Common Stocks– (continued)
Electronic Equipment, Instruments & Components– (continued)
Zebra Technologies Corp*	1,061	$407,774
		10,613,727
Entertainment – 5.9%
Activision Blizzard Inc	170,519	15,832,689
Electronic Arts Inc	66,961	9,615,600
Netflix Inc*	21,039	11,376,418
Spotify Technology SA*	12,945	4,073,274
Take-Two Interactive Software Inc*	101,172	21,022,530
Zynga Inc*	421,054	4,155,803
		66,076,314
Equity Real Estate Investment Trusts (REITs) – 4.5%
American Tower Corp	48,799	10,953,424
Americold Realty Trust	7,012	261,758
CoreSite Realty Corp	24,034	3,010,979
Crown Castle International Corp	10,204	1,624,375
CubeSmart	8,883	298,558
Digital Realty Trust Inc	67,604	9,431,434
Equinix Inc	11,270	8,048,809
Equity LifeStyle Properties Inc	23,918	1,515,444
Extra Space Storage Inc	7,388	855,974
Iron Mountain Inc	13,447	396,418
Public Storage	17,202	3,972,458
SBA Communications Corp	555	156,582
Sun Communities Inc	69,095	10,498,985
		51,025,198
Food & Staples Retailing – 2.3%
Casey's General Stores Inc	18,797	3,357,520
Costco Wholesale Corp	16,534	6,229,680
Kroger Co	253,640	8,055,606
Walmart Inc	58,925	8,494,039
		26,136,845
Food Products – 4.2%
Archer-Daniels-Midland Co	73,753	3,717,889
Bunge Ltd	19,976	1,310,026
Campbell Soup Co	195,766	9,465,286
Flowers Foods Inc	123,337	2,791,116
General Mills Inc	94,621	5,563,715
Hershey Co	22,754	3,466,117
Hormel Foods Corp	141,998	6,618,527
JM Smucker Co	28,662	3,313,327
Kellogg Co	98,000	6,098,540
McCormick & Co Inc/MD	40,130	3,836,428
Mondelez International Inc	18,354	1,073,158
		47,254,129
Health Care Equipment & Supplies – 1.5%
Abbott Laboratories	24,477	2,679,987
ABIOMED Inc*	3,686	1,195,001
Becton Dickinson and Co	776	194,171
Danaher Corp	22,255	4,943,726
ICU Medical Inc*	653	140,062
Novocure Ltd*	14,944	2,585,910
Penumbra Inc*	1,292	226,100
Quidel Corp*	1,906	342,413
ResMed Inc	6,254	1,329,350
Varian Medical Systems Inc*	1,491	260,940
West Pharmaceutical Services Inc	11,846	3,356,090
		17,253,750
Health Care Providers & Services – 1.1%
Amedisys Inc*	4,508	1,322,332

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson U.S. Managed Volatility Fund

Schedule of Investments (unaudited)

December 31, 2020

Shares		Value
Common Stocks– (continued)
Health Care Providers & Services– (continued)
AmerisourceBergen Corp	92,183	$9,011,810
CVS Health Corp	14,405	983,861
DaVita Inc*	5,717	671,176
Guardant Health Inc*	2,948	379,938
		12,369,117
Health Care Technology – 1.9%
Teladoc Health Inc*	60,235	12,044,591
Veeva Systems Inc*	35,571	9,684,205
		21,728,796
Hotels, Restaurants & Leisure – 1.8%
Chipotle Mexican Grill Inc*	259	359,158
Domino's Pizza Inc	33,990	13,033,805
McDonald's Corp	1,130	242,475
Vail Resorts Inc	3,779	1,054,190
Yum China Holdings Inc	102,559	5,855,093
		20,544,721
Household Durables – 0.1%
Whirlpool Corp	3,987	719,614
Household Products – 2.3%
Church & Dwight Co Inc	65,196	5,687,047
Clorox Co	28,261	5,706,461
Colgate-Palmolive Co	76,839	6,570,503
Kimberly-Clark Corp	1,321	178,110
Procter & Gamble Co	58,066	8,079,303
		26,221,424
Industrial Conglomerates – 0.2%
3M Co	7,841	1,370,528
Honeywell International Inc	1,830	389,241
		1,759,769
Information Technology Services – 2.1%
Accenture PLC	1,360	355,246
Black Knight Inc*	19,980	1,765,233
Broadridge Financial Solutions Inc	15,227	2,332,776
EPAM Systems Inc*	1,165	417,478
Fastly Inc - Class A*	3,429	299,592
Globant SA*	1,965	427,604
Okta Inc*	10,449	2,656,763
Paychex Inc	3,918	365,079
PayPal Holdings Inc*	9,737	2,280,405
Square Inc*	1,725	375,429
Western Union Co	568,441	12,471,596
		23,747,201
Insurance – 2.4%
American Financial Group Inc/OH	4,039	353,897
Arthur J Gallagher & Co	3,175	392,779
Brown & Brown Inc	277,027	13,133,850
Erie Indemnity Co	16,286	3,999,842
Progressive Corp	84,941	8,398,966
RenaissanceRe Holdings Ltd	2,671	442,905
		26,722,239
Interactive Media & Services – 1.1%
Alphabet Inc - Class A*	2,480	4,346,547
Alphabet Inc - Class C*	2,143	3,754,279
Match Group Inc*	2,041	308,579
Pinterest Inc - Class A*	43,438	2,862,564
Zillow Group Inc - Class A*	3,109	422,637
Zillow Group Inc - Class C*	3,453	448,199
		12,142,805

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	DECEMBER 31, 2020

Janus Henderson U.S. Managed Volatility Fund

Schedule of Investments (unaudited)

December 31, 2020

Shares		Value
Common Stocks– (continued)
Internet & Direct Marketing Retail – 0.7%
Amazon.com Inc*	2,517	$8,197,693
Qurate Retail Inc	25,411	278,759
		8,476,452
Leisure Products – 1.7%
Peloton Interactive Inc - Class A*	128,213	19,452,476
Life Sciences Tools & Services – 2.6%
10X Genomics Inc - Class A*	35,319	5,001,170
Adaptive Biotechnologies Corp*	7,089	419,173
Agilent Technologies Inc	3,255	385,685
Bio-Rad Laboratories Inc*	9,340	5,444,660
Bio-Techne Corp	9,095	2,888,117
Mettler-Toledo International Inc*	3,048	3,473,745
PerkinElmer Inc	2,941	422,033
QIAGEN NV*	111,578	5,896,897
Repligen Corp*	18,258	3,498,781
Thermo Fisher Scientific Inc	3,822	1,780,211
		29,210,472
Machinery – 1.5%
Caterpillar Inc	9,004	1,638,908
Cummins Inc	8,007	1,818,390
Deere & Co	20,643	5,553,999
Graco Inc	26,572	1,922,484
Illinois Tool Works Inc	1,722	351,081
Ingersoll Rand Inc*	7,772	354,092
Lincoln Electric Holdings Inc	7,729	898,496
PACCAR Inc	22,441	1,936,209
Toro Co	9,910	939,864
Trane Technologies PLC	5,133	745,106
Xylem Inc/NY	4,984	507,321
		16,665,950
Media – 1.3%
Charter Communications Inc*	8,009	5,298,354
Comcast Corp	111,037	5,818,339
New York Times Co	66,348	3,434,836
News Corp	17,863	320,998
		14,872,527
Metals & Mining – 1.3%
Freeport-McMoRan Inc	60,767	1,581,157
Newmont Goldcorp Corp	178,572	10,694,677
Reliance Steel & Aluminum Co	2,885	345,479
Southern Copper Corp	26,910	1,752,379
		14,373,692
Multiline Retail – 2.4%
Dollar General Corp	60,101	12,639,240
Ollie's Bargain Outlet Holdings Inc*	852	69,668
Target Corp	80,110	14,141,818
		26,850,726
Multi-Utilities – 1.3%
Ameren Corp	18,012	1,406,017
CMS Energy Corp	17,989	1,097,509
Consolidated Edison Inc	35,996	2,601,431
Dominion Energy Inc	69,759	5,245,877
WEC Energy Group Inc	52,464	4,828,262
		15,179,096
Oil, Gas & Consumable Fuels – 0.3%
Cabot Oil & Gas Corp	35,550	578,754
EQT Corp	201,967	2,567,001
		3,145,755

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson U.S. Managed Volatility Fund

Schedule of Investments (unaudited)

December 31, 2020

Shares		Value
Common Stocks– (continued)
Personal Products – 0.1%
Estee Lauder Cos Inc	2,455	$653,496
Pharmaceuticals – 5.8%
Bristol-Myers Squibb Co	444,202	27,553,850
Eli Lilly & Co	87,078	14,702,249
Horizon Therapeutics PLC*	175,112	12,809,443
Johnson & Johnson	20,880	3,286,094
Merck & Co Inc	88,402	7,231,284
Zoetis Inc	1,879	310,974
		65,893,894
Professional Services – 0.3%
Verisk Analytics Inc	16,941	3,516,782
Road & Rail – 1.8%
JB Hunt Transport Services Inc	34,651	4,735,059
Knight-Swift Transportation Holdings Inc	74,168	3,101,706
Landstar System Inc	26,149	3,521,224
Norfolk Southern Corp	3,882	922,402
Old Dominion Freight Line Inc	38,562	7,526,531
Union Pacific Corp	4,737	986,338
		20,793,260
Semiconductor & Semiconductor Equipment – 3.4%
Advanced Micro Devices Inc*	2,358	216,252
Entegris Inc	10,159	976,280
Maxim Integrated Products Inc	6,262	555,126
Monolithic Power Systems Inc	5,406	1,979,839
NVIDIA Corp	6,859	3,581,770
Qorvo Inc*	45,809	7,616,662
QUALCOMM Inc	18,882	2,876,484
Skyworks Solutions Inc	33,950	5,190,276
Texas Instruments Inc	34,817	5,714,514
Xilinx Inc	68,159	9,662,901
		38,370,104
Software – 6.8%
Adobe Inc*	1,480	740,178
ANSYS Inc*	12,036	4,378,697
Atlassian Corp PLC*	6,336	1,481,800
Avalara Inc*	11,573	1,908,272
Bill.com Holdings Inc*	4,655	635,407
Cadence Design Systems Inc*	2,932	400,013
Citrix Systems Inc	6,323	822,622
Cloudflare Inc - Class A*	49,429	3,756,110
Coupa Software Inc*	1,543	522,938
Crowdstrike Holdings Inc*	22,155	4,692,872
Datadog Inc - Class A*	11,668	1,148,598
DocuSign Inc*	36,230	8,053,929
Five9 Inc*	23,467	4,092,645
Microsoft Corp	6,764	1,504,449
Nuance Communications Inc*	36,545	1,611,269
Oracle Corp	15,801	1,022,167
salesforce.com Inc*	1,022	227,426
ServiceNow Inc*	1,992	1,096,457
Tyler Technologies Inc*	38,482	16,798,163
Zendesk Inc*	12,047	1,724,167
Zoom Video Communications Inc*	43,162	14,559,406
Zscaler Inc*	27,799	5,551,738
		76,729,323
Specialty Retail – 0.9%
Floor & Decor Holdings Inc*	6,796	631,009
Lowe's Cos Inc	7,186	1,153,425
Tiffany & Co	45,486	5,979,135

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	DECEMBER 31, 2020

Janus Henderson U.S. Managed Volatility Fund

Schedule of Investments (unaudited)

December 31, 2020

Shares		Value
Common Stocks– (continued)
Specialty Retail– (continued)
Tractor Supply Co	14,284	$2,008,045
		9,771,614
Technology Hardware, Storage & Peripherals – 3.6%
Apple Inc	302,352	40,118,437
Textiles, Apparel & Luxury Goods – 0.2%
Hanesbrands Inc	49,167	716,855
NIKE Inc	3,126	442,235
Tapestry Inc	23,957	744,584
		1,903,674
Tobacco – 0.1%
Altria Group Inc	22,935	940,335
Philip Morris International Inc	2,437	201,759
		1,142,094
Trading Companies & Distributors – 1.1%
Fastenal Co	141,981	6,932,932
Watsco Inc	20,196	4,575,404
WW Grainger Inc	2,281	931,424
		12,439,760
Water Utilities – 1.9%
American Water Works Co Inc	136,580	20,960,933
Wireless Telecommunication Services – 0.2%
T-Mobile US Inc*	15,928	2,147,891
Total Common Stocks (cost $912,440,168)		1,113,748,677
Investment Companies– 1.0%
Money Markets – 1.0%
Janus Henderson Cash Liquidity Fund LLC, 0.1108%ºº,£((cost $10,800,628)	10,799,549	10,800,628
Total Investments (total cost $923,240,796) – 99.9%		1,124,549,305
Cash, Receivables and Other Assets, net of Liabilities – 0.1%		1,308,469
Net Assets – 100%		$1,125,857,774

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$1,104,764,228	98.3%
Germany	5,896,897	0.5
China	5,855,093	0.5
Sweden	4,073,274	0.4
Peru	1,752,379	0.2
Australia	1,481,800	0.1
Argentina	427,604	0.0
United Kingdom	298,030	0.0

Total	$1,124,549,305	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson U.S. Managed Volatility Fund

Schedule of Investments (unaudited)

December 31, 2020

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 12/31/20
Investment Companies - 1.0%
Money Markets - 1.0%
Janus Henderson Cash Liquidity Fund LLC, 0.1108%ºº	$4,997	$(500)	$-	$10,800,628
Investments Purchased with Cash Collateral from Securities Lending - N/A
Investment Companies - N/A
Janus Henderson Cash Collateral Fund LLC, 0.0264%ºº	1,369∆	-	-	-
Total Affiliated Investments - 1.0%	$6,366	$(500)	$-	$10,800,628

	Value at 6/30/20	Purchases	Sales Proceeds	Value at 12/31/20
Investment Companies - 1.0%
Money Markets - 1.0%
Janus Henderson Cash Liquidity Fund LLC, 0.1108%ºº	6,846,161	104,056,230	(100,101,263)	10,800,628
Investments Purchased with Cash Collateral from Securities Lending - N/A
Investment Companies - N/A
Janus Henderson Cash Collateral Fund LLC, 0.0264%ºº	119,616	22,081,814	(22,201,430)	-

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	DECEMBER 31, 2020

Janus Henderson U.S. Managed Volatility Fund

Notes to Schedule of Investments and Other Information (unaudited)

Russell 1000® Index	Russell 1000® Index reflects the performance of U.S. large-cap equities.

LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of December 31, 2020.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2020. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$1,113,748,677	$-	$-
Investment Companies	-	10,800,628	-
Total Assets	$1,113,748,677	$10,800,628	$-

Janus Investment Fund	15

Janus Henderson U.S. Managed Volatility Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2020

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value(1)	$1,113,748,677
Affiliated investments, at value(2)	10,800,628
Non-interested Trustees' deferred compensation	25,917
Receivables:
Investments sold	1,555,895
Dividends	949,145
Fund shares sold	925,847
Dividends from affiliates	798
Other assets	11,191
Total Assets	1,128,018,098
Liabilities:
Payables:	—
Fund shares repurchased	1,148,017
Advisory fees	518,839
Transfer agent fees and expenses	225,511
Postage fees	66,379
12b-1 Distribution and shareholder servicing fees	35,384
Professional fees	29,105
Non-interested Trustees' deferred compensation fees	25,917
Affiliated fund administration fees payable	2,594
Non-interested Trustees' fees and expenses	1,840
Custodian fees	1,613
Accrued expenses and other payables	105,125
Total Liabilities	2,160,324
Net Assets	$1,125,857,774

See Notes to Financial Statements.

16	DECEMBER 31, 2020

Janus Henderson U.S. Managed Volatility Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2020

Net Assets Consist of:
Capital (par value and paid-in surplus)	$920,229,027
Total distributable earnings (loss)	205,628,747
Total Net Assets	$1,125,857,774
Net Assets - Class A Shares	$29,962,433
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,568,468
Net Asset Value Per Share(3)	$11.67
Maximum Offering Price Per Share(4)	$12.38
Net Assets - Class C Shares	$23,513,885
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,081,977
Net Asset Value Per Share(3)	$11.29
Net Assets - Class D Shares	$342,856,607
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	29,894,536
Net Asset Value Per Share	$11.47
Net Assets - Class I Shares	$435,952,001
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	37,434,380
Net Asset Value Per Share	$11.65
Net Assets - Class N Shares	$49,130,623
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,238,424
Net Asset Value Per Share	$11.59
Net Assets - Class S Shares	$28,438,480
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,441,976
Net Asset Value Per Share	$11.65
Net Assets - Class T Shares	$216,003,745
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	18,831,164
Net Asset Value Per Share	$11.47

(1) Includes cost of $912,440,168.

(2) Includes cost of $10,800,628.

(3) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(4) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson U.S. Managed Volatility Fund

Statement of Operations (unaudited)

For the period ended December 31, 2020

Investment Income:
Dividends	$9,429,692
Dividends from affiliates	4,997
Affiliated securities lending income, net	1,369
Unaffiliated securities lending income, net	154
Other income	177
Foreign tax withheld	781
Total Investment Income	9,437,170
Expenses:
Advisory fees	2,853,379
12b-1 Distribution and shareholder servicing fees:
Class A Shares	37,155
Class C Shares	119,608
Class S Shares	35,340
Transfer agent administrative fees and expenses:
Class D Shares	197,738
Class S Shares	35,353
Class T Shares	275,136
Transfer agent networking and omnibus fees:
Class A Shares	19,232
Class C Shares	8,896
Class I Shares	416,525
Other transfer agent fees and expenses:
Class A Shares	987
Class C Shares	640
Class D Shares	25,077
Class I Shares	10,642
Class N Shares	803
Class S Shares	215
Class T Shares	1,532
Registration fees	89,387
Shareholder reports expense	71,882
Professional fees	27,633
Affiliated fund administration fees	14,267
Non-interested Trustees’ fees and expenses	9,659
Custodian fees	6,415
Other expenses	62,460
Total Expenses	4,319,961
Less: Excess Expense Reimbursement and Waivers	(102,327)
Net Expenses	4,217,634
Net Investment Income/(Loss)	5,219,536

See Notes to Financial Statements.

18	DECEMBER 31, 2020

Janus Henderson U.S. Managed Volatility Fund

Statement of Operations (unaudited)

For the period ended December 31, 2020

Net Realized Gain/(Loss) on Investments:
Investments	$105,197,459
Investments in affiliates	(500)
Total Net Realized Gain/(Loss) on Investments	105,196,959
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	51,492,514
Total Change in Unrealized Net Appreciation/Depreciation	51,492,514
Net Increase/(Decrease) in Net Assets Resulting from Operations	$161,909,009

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson U.S. Managed Volatility Fund

Statements of Changes in Net Assets

	Period ended December 31, 2020 (unaudited)	Year ended June 30, 2020

Operations:
Net investment income/(loss)	$5,219,536	$17,213,554
Net realized gain/(loss) on investments	105,196,959	65,542,102
Change in unrealized net appreciation/depreciation	51,492,514	(42,343,379)
Net Increase/(Decrease) in Net Assets Resulting from Operations	161,909,009	40,412,277
Dividends and Distributions to Shareholders:
Class A Shares	(3,433,859)	(929,662)
Class C Shares	(2,662,531)	(739,580)
Class D Shares	(40,284,343)	(11,052,762)
Class I Shares	(50,572,370)	(22,489,424)
Class N Shares	(5,755,279)	(1,712,986)
Class S Shares	(3,182,516)	(846,833)
Class T Shares	(25,448,838)	(7,688,615)
Net Decrease from Dividends and Distributions to Shareholders	(131,339,736)	(45,459,862)
Capital Share Transactions:
Class A Shares	2,120,446	(1,603,921)
Class C Shares	(1,326,919)	(4,869,217)
Class D Shares	19,399,232	(20,437,407)
Class I Shares	(6,234,537)	(257,313,082)
Class N Shares	931,930	(1,344,044)
Class S Shares	1,254,332	(2,045,179)
Class T Shares	2,635,360	(34,844,593)
Net Increase/(Decrease) from Capital Share Transactions	18,779,844	(322,457,443)
Net Increase/(Decrease) in Net Assets	49,349,117	(327,505,028)
Net Assets:
Beginning of period	1,076,508,657	1,404,013,685
End of period	$1,125,857,774	$1,076,508,657

See Notes to Financial Statements.

20	DECEMBER 31, 2020

Janus Henderson U.S. Managed Volatility Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended December 31, 2020 (unaudited) and the year ended June 30	2020	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$11.38	$11.37	$11.66	$10.41	$9.87	$9.04
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.05	0.12	0.12	0.08	0.12	0.11
Net realized and unrealized gain/(loss)	1.73	0.24	0.39	1.73	0.60	0.75
Total from Investment Operations	1.78	0.36	0.51	1.81	0.72	0.86
Less Dividends and Distributions:
Dividends (from net investment income)	(0.13)	(0.06)	(0.17)	(0.40)	(0.18)	(0.03)
Distributions (from capital gains)	(1.36)	(0.29)	(0.63)	(0.16)	—	—
Total Dividends and Distributions	(1.49)	(0.35)	(0.80)	(0.56)	(0.18)	(0.03)
Net Asset Value, End of Period	$11.67	$11.38	$11.37	$11.66	$10.41	$9.87
Total Return*	15.68%	3.14%	5.54%	17.73%	7.38%	9.54%
Net Assets, End of Period (in thousands)	$29,962	$27,092	$28,718	$24,345	$42,371	$30,628
Average Net Assets for the Period (in thousands)	$28,996	$29,019	$26,466	$26,879	$32,360	$16,493
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.96%	0.94%	0.96%	0.94%	0.92%	0.93%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.96%	0.94%	0.96%	0.94%	0.92%	0.93%
Ratio of Net Investment Income/(Loss)	0.73%	1.08%	1.07%	0.69%	1.21%	1.22%
Portfolio Turnover Rate	38%	102%	87%	102%	108%	72%

Class C Shares
For a share outstanding during the period ended December 31, 2020 (unaudited) and the year ended June 30	2020	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$11.02	$11.04	$11.32	$10.16	$9.62	$8.85
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	—(2)	0.05	0.05	0.01	0.04	0.05
Net realized and unrealized gain/(loss)	1.67	0.22	0.39	1.68	0.59	0.73
Total from Investment Operations	1.67	0.27	0.44	1.69	0.63	0.78
Less Dividends and Distributions:
Dividends (from net investment income)	(0.04)	—	(0.09)	(0.37)	(0.09)	(0.01)
Distributions (from capital gains)	(1.36)	(0.29)	(0.63)	(0.16)	—	—
Total Dividends and Distributions	(1.40)	(0.29)	(0.72)	(0.53)	(0.09)	(0.01)
Net Asset Value, End of Period	$11.29	$11.02	$11.04	$11.32	$10.16	$9.62
Total Return*	15.20%	2.41%	4.94%	16.96%	6.59%	8.87%
Net Assets, End of Period (in thousands)	$23,514	$24,089	$29,433	$31,692	$34,652	$18,116
Average Net Assets for the Period (in thousands)	$24,021	$27,415	$30,565	$32,871	$23,745	$9,583
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.63%	1.58%	1.61%	1.54%	1.67%	1.61%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.63%	1.58%	1.61%	1.54%	1.67%	1.61%
Ratio of Net Investment Income/(Loss)	0.05%	0.44%	0.41%	0.12%	0.39%	0.58%
Portfolio Turnover Rate	38%	102%	87%	102%	108%	72%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson U.S. Managed Volatility Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended December 31, 2020 (unaudited) and the year ended June 30	2020	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$11.23	$11.22	$11.52	$10.29	$9.75	$8.93
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.06	0.15	0.15	0.11	0.19	0.12
Net realized and unrealized gain/(loss)	1.70	0.24	0.37	1.70	0.55	0.73
Total from Investment Operations	1.76	0.39	0.52	1.81	0.74	0.85
Less Dividends and Distributions:
Dividends (from net investment income)	(0.16)	(0.09)	(0.19)	(0.42)	(0.20)	(0.03)
Distributions (from capital gains)	(1.36)	(0.29)	(0.63)	(0.16)	—	—
Total Dividends and Distributions	(1.52)	(0.38)	(0.82)	(0.58)	(0.20)	(0.03)
Net Asset Value, End of Period	$11.47	$11.23	$11.22	$11.52	$10.29	$9.75
Total Return*	15.72%	3.41%	5.79%	17.99%	7.67%	9.55%
Net Assets, End of Period (in thousands)	$342,857	$315,423	$337,476	$343,865	$326,401	$14,953
Average Net Assets for the Period (in thousands)	$331,947	$327,755	$335,559	$334,494	$24,628	$7,109
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.70%	0.69%	0.71%	0.69%	0.79%	0.83%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.70%	0.69%	0.71%	0.69%	0.79%	0.83%
Ratio of Net Investment Income/(Loss)	0.98%	1.33%	1.31%	0.98%	2.03%	1.30%
Portfolio Turnover Rate	38%	102%	87%	102%	108%	72%

Class I Shares
For a share outstanding during the period ended December 31, 2020 (unaudited) and the year ended June 30	2020	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$11.37	$11.36	$11.65	$10.40	$9.86	$9.02
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.06	0.15	0.15	0.11	0.14	0.13
Net realized and unrealized gain/(loss)	1.73	0.24	0.38	1.73	0.61	0.75
Total from Investment Operations	1.79	0.39	0.53	1.84	0.75	0.88
Less Dividends and Distributions:
Dividends (from net investment income)	(0.15)	(0.09)	(0.19)	(0.43)	(0.21)	(0.04)
Distributions (from capital gains)	(1.36)	(0.29)	(0.63)	(0.16)	—	—
Total Dividends and Distributions	(1.51)	(0.38)	(0.82)	(0.59)	(0.21)	(0.04)
Net Asset Value, End of Period	$11.65	$11.37	$11.36	$11.65	$10.40	$9.86
Total Return*	15.81%	3.37%	5.81%	18.02%	7.76%	9.78%
Net Assets, End of Period (in thousands)	$435,952	$428,888	$685,211	$643,071	$325,847	$171,556
Average Net Assets for the Period (in thousands)	$438,224	$645,830	$674,516	$495,143	$203,913	$101,772
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.75%	0.69%	0.70%	0.68%	0.65%	0.65%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.71%	0.69%	0.70%	0.68%	0.65%	0.65%
Ratio of Net Investment Income/(Loss)	0.97%	1.33%	1.32%	0.98%	1.43%	1.42%
Portfolio Turnover Rate	38%	102%	87%	102%	108%	72%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

22	DECEMBER 31, 2020

Janus Henderson U.S. Managed Volatility Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended December 31, 2020 (unaudited) and the year ended June 30	2020	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$11.34	$11.33	$11.62	$10.37	$9.83	$8.99
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.07	0.17	0.16	0.12	0.16	0.14
Net realized and unrealized gain/(loss)	1.71	0.23	0.39	1.72	0.60	0.74
Total from Investment Operations	1.78	0.40	0.55	1.84	0.76	0.88
Less Dividends and Distributions:
Dividends (from net investment income)	(0.17)	(0.10)	(0.21)	(0.43)	(0.22)	(0.04)
Distributions (from capital gains)	(1.36)	(0.29)	(0.63)	(0.16)	—	—
Total Dividends and Distributions	(1.53)	(0.39)	(0.84)	(0.59)	(0.22)	(0.04)
Net Asset Value, End of Period	$11.59	$11.34	$11.33	$11.62	$10.37	$9.83
Total Return*	15.80%	3.53%	6.01%	18.13%	7.87%	9.85%
Net Assets, End of Period (in thousands)	$49,131	$46,912	$48,624	$44,651	$44,318	$75,067
Average Net Assets for the Period (in thousands)	$48,166	$48,706	$48,621	$43,765	$61,477	$72,242
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.56%	0.55%	0.56%	0.54%	0.57%	0.61%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.56%	0.55%	0.56%	0.54%	0.57%	0.61%
Ratio of Net Investment Income/(Loss)	1.12%	1.47%	1.46%	1.12%	1.63%	1.49%
Portfolio Turnover Rate	38%	102%	87%	102%	108%	72%

Class S Shares
For a share outstanding during the period ended December 31, 2020 (unaudited) and the year ended June 30	2020	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$11.36	$11.35	$11.63	$10.40	$9.83	$9.01
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.04	0.11	0.11	0.07	0.15	0.08
Net realized and unrealized gain/(loss)	1.72	0.24	0.39	1.72	0.57	0.75
Total from Investment Operations	1.76	0.35	0.50	1.79	0.72	0.83
Less Dividends and Distributions:
Dividends (from net investment income)	(0.11)	(0.05)	(0.15)	(0.40)	(0.15)	(0.01)
Distributions (from capital gains)	(1.36)	(0.29)	(0.63)	(0.16)	—	—
Total Dividends and Distributions	(1.47)	(0.34)	(0.78)	(0.56)	(0.15)	(0.01)
Net Asset Value, End of Period	$11.65	$11.36	$11.35	$11.63	$10.40	$9.83
Total Return*	15.57%	3.02%	5.45%	17.56%	7.40%	9.27%
Net Assets, End of Period (in thousands)	$28,438	$26,404	$28,815	$31,160	$35,264	$3,490
Average Net Assets for the Period (in thousands)	$27,592	$28,036	$29,626	$31,843	$3,882	$8,378
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.07%	1.05%	1.06%	1.04%	1.12%	1.12%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.07%	1.05%	1.05%	1.03%	1.08%	1.07%
Ratio of Net Investment Income/(Loss)	0.62%	0.97%	0.97%	0.62%	1.50%	0.88%
Portfolio Turnover Rate	38%	102%	87%	102%	108%	72%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson U.S. Managed Volatility Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended December 31, 2020 (unaudited) and the year ended June 30	2020	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$11.22	$11.21	$11.51	$10.28	$9.75	$8.93
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.05	0.14	0.14	0.10	0.13	0.11
Net realized and unrealized gain/(loss)	1.70	0.24	0.37	1.71	0.59	0.74
Total from Investment Operations	1.75	0.38	0.51	1.81	0.72	0.85
Less Dividends and Distributions:
Dividends (from net investment income)	(0.14)	(0.08)	(0.18)	(0.42)	(0.19)	(0.03)
Distributions (from capital gains)	(1.36)	(0.29)	(0.63)	(0.16)	—	—
Total Dividends and Distributions	(1.50)	(0.37)	(0.81)	(0.58)	(0.19)	(0.03)
Net Asset Value, End of Period	$11.47	$11.22	$11.21	$11.51	$10.28	$9.75
Total Return*	15.70%	3.32%	5.67%	17.94%	7.48%	9.55%
Net Assets, End of Period (in thousands)	$216,004	$207,700	$245,736	$260,106	$254,637	$143,193
Average Net Assets for the Period (in thousands)	$214,812	$230,458	$255,699	$258,372	$156,046	$102,987
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.81%	0.79%	0.80%	0.79%	0.82%	0.86%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.79%	0.79%	0.80%	0.78%	0.82%	0.85%
Ratio of Net Investment Income/(Loss)	0.89%	1.23%	1.23%	0.88%	1.31%	1.26%
Portfolio Turnover Rate	38%	102%	87%	102%	108%	72%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

24	DECEMBER 31, 2020

Janus Henderson U.S. Managed Volatility Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson U.S. Managed Volatility Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 45 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds currently implement an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

It is expected that the conversion of Class C Shares to Class A Shares will not result in a taxable event. Please consult your tax adviser for further information.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Janus Investment Fund	25

Janus Henderson U.S. Managed Volatility Fund

Notes to Financial Statements (unaudited)

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with United States of America generally accepted accounting principles ("US GAAP").

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets

26	DECEMBER 31, 2020

Janus Henderson U.S. Managed Volatility Fund

Notes to Financial Statements (unaudited)

and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2020 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date

Janus Investment Fund	27

Janus Henderson U.S. Managed Volatility Fund

Notes to Financial Statements (unaudited)

of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

In the aftermath of the 2007-2008 financial crisis, the financial sector experienced reduced liquidity in credit and other fixed-income markets, and an unusually high degree of volatility, both domestically and internationally. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took a number of unprecedented steps designed to support the financial markets. For example, the enactment of the Dodd-Frank Act in 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. More recently, in response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record-low levels. Extremely low or negative interest rates may become more prevalent or may not work as intended. As there is little precedent for this situation, the impact on various markets that interest rate or other significant policy changes may have is unknown. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the

28	DECEMBER 31, 2020

Janus Henderson U.S. Managed Volatility Fund

Notes to Financial Statements (unaudited)

likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including Janus Capital or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU, commonly known as “Brexit,” which immediately led to significant market volatility around the world, as well as political, economic and legal uncertainty. The United Kingdom formally left the EU on January 31, 2020 and entered into an eleven-month transition period, which expired on December 31, 2020. The negative impact on not only the United Kingdom and European economies could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on the United Kingdom and/or Europe for their business activities and revenues. Any further exits from the EU, or an increase in the belief that such exits are likely or possible, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Real Estate Investing

To the extent that real estate-related securities may be included in the Fund’s named benchmark index, Intech’s mathematical investment process may select equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Janus Investment Fund	29

Janus Henderson U.S. Managed Volatility Fund

Notes to Financial Statements (unaudited)

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. The Fund may lend fund securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the Securities and Exchange Commission (the "SEC"). If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to primarily invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations.

There were no securities on loan as of December 31, 2020.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.50% of its average daily net assets.

Intech Investment Management LLC (“Intech”) serves as subadviser to the Fund. As subadviser, Intech provides day-to-day management of the investment operations of the Fund subject to the general oversight of Janus Capital. Janus Capital owns approximately 97% of Intech.

Janus Capital pays Intech a subadvisory fee rate equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (net of any fee waivers and expense reimbursements).

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer

30	DECEMBER 31, 2020

Janus Henderson U.S. Managed Volatility Fund

Notes to Financial Statements (unaudited)

agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.65% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers for at least a one-year period commencing October 28, 2020. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund pays an annual administrative services fee based on the average daily net assets of Class D Shares for shareholder services provided by Janus Services, as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

The Fund’s actual Class D administrative fee rate was 0.12% for the reporting period.

Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Janus Investment Fund	31

Janus Henderson U.S. Managed Volatility Fund

Notes to Financial Statements (unaudited)

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $166,938 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2020. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2020 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2020 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $251,025 were paid by the Trust to the Trustees under the Deferred Plan during the period ended December 31, 2020.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based

32	DECEMBER 31, 2020

Janus Henderson U.S. Managed Volatility Fund

Notes to Financial Statements (unaudited)

values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended December 31, 2020 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the period ended December 31, 2020, Janus Henderson Distributors retained upfront sales charges of $2,221.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the period ended December 31, 2020.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended December 31, 2020, redeeming shareholders of Class C Shares paid CDSCs of $3,326.

Janus Investment Fund	33

Janus Henderson U.S. Managed Volatility Fund

Notes to Financial Statements (unaudited)

As of December 31, 2020, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	62	3
Class S Shares	-	-
Class T Shares	-	-

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with US GAAP).

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2020 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 923,878,243	$211,890,705	$(11,219,643)	$ 200,671,062

34	DECEMBER 31, 2020

Janus Henderson U.S. Managed Volatility Fund

Notes to Financial Statements (unaudited)

5. Capital Share Transactions

	Period ended December 31, 2020		Year ended June 30, 2020
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	305,941	$ 3,707,365	590,753	$ 6,669,909
Reinvested dividends and distributions	211,952	2,462,878	63,514	736,127
Shares repurchased	(329,194)	(4,049,797)	(799,921)	(9,009,957)
Net Increase/(Decrease)	188,699	$ 2,120,446	(145,654)	$ (1,603,921)
Class C Shares:
Shares sold	38,252	$ 449,526	261,481	$ 2,933,363
Reinvested dividends and distributions	218,850	2,462,062	59,008	664,426
Shares repurchased	(360,210)	(4,238,507)	(802,453)	(8,467,006)
Net Increase/(Decrease)	(103,108)	$ (1,326,919)	(481,964)	$ (4,869,217)
Class D Shares:
Shares sold	594,010	$ 7,211,752	1,421,859	$ 15,667,413
Reinvested dividends and distributions	3,474,491	39,678,692	954,274	10,888,263
Shares repurchased	(2,268,262)	(27,491,212)	(4,371,567)	(46,993,083)
Net Increase/(Decrease)	1,800,239	$19,399,232	(1,995,434)	$ (20,437,407)
Class I Shares:
Shares sold	2,386,175	$29,368,953	15,610,141	$ 156,983,023
Reinvested dividends and distributions	4,054,688	47,034,383	1,857,770	21,494,401
Shares repurchased	(6,715,548)	(82,637,873)	(40,075,255)	(435,790,506)
Net Increase/(Decrease)	(274,685)	$ (6,234,537)	(22,607,344)	$(257,313,082)
Class N Shares:
Shares sold	80,316	$ 998,026	497,753	$ 5,653,841
Reinvested dividends and distributions	498,414	5,751,697	148,638	1,712,308
Shares repurchased	(477,067)	(5,817,793)	(803,055)	(8,710,193)
Net Increase/(Decrease)	101,663	$ 931,930	(156,664)	$ (1,344,044)
Class S Shares:
Shares sold	64,318	$ 784,819	272,353	$ 3,085,312
Reinvested dividends and distributions	273,944	3,177,746	73,025	844,896
Shares repurchased	(220,434)	(2,708,233)	(560,758)	(5,975,387)
Net Increase/(Decrease)	117,828	$ 1,254,332	(215,380)	$ (2,045,179)
Class T Shares:
Shares sold	842,590	$10,218,620	4,095,408	$ 45,208,997
Reinvested dividends and distributions	2,176,320	24,853,579	661,528	7,554,650
Shares repurchased	(2,694,704)	(32,436,839)	(8,167,280)	(87,608,240)
Net Increase/(Decrease)	324,206	$ 2,635,360	(3,410,344)	$ (34,844,593)

6. Purchases and Sales of Investment Securities

For the period ended December 31, 2020, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$415,556,766	$ 524,657,689	$ -	$ -

Janus Investment Fund	35

Janus Henderson U.S. Managed Volatility Fund

Notes to Financial Statements (unaudited)

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2020 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

36	DECEMBER 31, 2020

Janus Henderson U.S. Managed Volatility Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 60-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each Fund of Janus Investment Fund (together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreements for the Janus Henderson Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2020, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2021 through February 1, 2022, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus

Janus Investment Fund	37

Janus Henderson U.S. Managed Volatility Fund

Additional Information (unaudited)

Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital generally does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2020, approximately 75% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers, and for the 12 months ended September 30, 2020, approximately 62% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

38	DECEMBER 31, 2020

Janus Henderson U.S. Managed Volatility Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Developed World Bond Fund, the Trustees noted the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

Janus Investment Fund	39

Janus Henderson U.S. Managed Volatility Fund

Additional Information (unaudited)

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

40	DECEMBER 31, 2020

Janus Henderson U.S. Managed Volatility Fund

Additional Information (unaudited)

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance.

Janus Investment Fund	41

Janus Henderson U.S. Managed Volatility Fund

Additional Information (unaudited)

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory fees and any administration fees but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 10% under the average total expenses of the respective Broadridge Expense Group peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 9% under the average management fees for the respective Broadridge Expense Group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

42	DECEMBER 31, 2020

Janus Henderson U.S. Managed Volatility Fund

Additional Information (unaudited)

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to funds subadvised by Janus Capital and to the fees Janus Capital charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very distinct relative to retail funds; and (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; (4) 9 of 10 Janus Henderson Funds have lower management fees than similar funds subadvised by Janus Capital; and (5) 5 of 8 Janus Henderson Funds have lower management fees than similar separate accounts managed by Janus Capital.

The Trustees considered the fees for each Fund for its fiscal year ended in 2019, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Investment Fund	43

Janus Henderson U.S. Managed Volatility Fund

Additional Information (unaudited)

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

44	DECEMBER 31, 2020

Janus Henderson U.S. Managed Volatility Fund

Additional Information (unaudited)

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that, the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Venture Fund, the Trustees noted that, the Fund’s total expenses were below the peer group for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

Janus Investment Fund	45

Janus Henderson U.S. Managed Volatility Fund

Additional Information (unaudited)

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by Janus Capital were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital

46	DECEMBER 31, 2020

Janus Henderson U.S. Managed Volatility Fund

Additional Information (unaudited)

and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 73% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. They also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) as the assets of some of the Janus Henderson Funds have declined in the past few years, certain of those Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined; (3) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (4) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by Janus Capital and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their

Janus Investment Fund	47

Janus Henderson U.S. Managed Volatility Fund

Additional Information (unaudited)

relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

48	DECEMBER 31, 2020

Janus Henderson U.S. Managed Volatility Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2020. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

Janus Investment Fund	49

Janus Henderson U.S. Managed Volatility Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

50	DECEMBER 31, 2020

Janus Henderson U.S. Managed Volatility Fund

Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	51

Janus Henderson U.S. Managed Volatility Fund

Notes

NotesPage1

52	DECEMBER 31, 2020

Janus Henderson U.S. Managed Volatility Fund

Notes

NotesPage2

Janus Investment Fund	53

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins and Intech are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors
125-24-93016 03-21

SEMIANNUAL REPORT December 31, 2020

Janus Henderson Value Plus Income Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Value Plus Income Fund

Janus Henderson Value Plus Income Fund (unaudited)

FUND SNAPSHOT

Value equity from Perkins and fundamental fixed income from Janus Henderson actively allocated in an effort to provide capital appreciation and current income while minimizing downside risk. Allocation decisions are based on overall market risk and careful examination of individual security valuations across equity and fixed income markets.

Seth Meyer co-portfolio manager	John Kerschner co-portfolio manager	John Lloyd co-portfolio manager	Ted Thome co-portfolio manager

PERFORMANCE REVIEW

For the six-month period ended December 31, 2020, the Janus Henderson Value Plus Income Fund’s Class I Shares returned 13.07%, while the Fund’s primary benchmark, the Russell 1000® Value Index, returned 22.75%. Its hypothetical internally calculated benchmark, the Value Income Index, which combines the total returns from the Russell 1000® Value Index (40%) and the Bloomberg Barclays U.S. Aggregate Bond Index (60%), returned 9.63%. The Bloomberg Barclays U.S. Aggregate Bond Index returned 1.29% during the period.

MARKET ENVIRONMENT

Equities generated strong positive returns over the six-month period. Gains primarily were driven by positive developments in COVID-19 vaccines, the U.S. presidential election results and the continuation of monetary and fiscal stimulus. While all index sectors posted positive returns during the period, the more cyclical parts of the market led returns, including industrials, consumer discretionary, financials and materials. Growth outperformed value across all market-cap segments. Optimism remains for the vaccine rollout, election implications and continued monetary and fiscal stimulus. However, absolute valuations and the ability of the economy and corporate earnings to recover likely will be key considerations in 2021.

Credit markets also rallied as the economic outlook improved and U.S. election uncertainty faded. The high-yield corporate bond market was particularly strong, outperforming investment-grade corporates, on both an absolute and a risk-adjusted basis, as investors became increasingly comfortable taking additional risk. Securitized products such as residential and commercial mortgages benefited from the improved outlook, but performance lagged corporate bonds. Falling Treasury prices partially offset the strength in credit markets as yields longer than two years rose with growing optimism for the economic recovery. The yield on the 10-year note closed December at 0.92%, up from 0.66% in June, while the short end of the yield curve remained relatively anchored on expectations of stable policy rates.

PERFORMANCE DISCUSSION

The Fund maintained its overweight to stocks versus the Value Income Index over the period, after increasing equity exposure to the 50% maximum near the end of March, when the market was near the lows and risk/rewards became more attractive. The equity allocation typically ranges between 40% and 50%, with 45% representing a neutral, more balanced view of the asset class. The Fund’s asset allocation closed the period at approximately 50% equities and 50% fixed income, reflecting our relatively positive outlook for value stocks. The Fund’s overweight to equities supported relative results versus the Value Income Index. Outperformance in both the equity and the fixed income sleeves also aided relative results.

The equity sleeve outperformed the Russell 1000 Value Index. Stock selection in the financials sector was a strong driver of incremental returns, with Discover, Citizens Financial Group and Charles Schwab representing three of the top individual contributors to relative outperformance. Banks benefited from a steepening of the yield curve and from positive sentiment that the vaccines will lead to a quick recovery and fewer credit losses. We continue to favor banks, believing they are well capitalized and trading at attractive valuations. Stock selection in information technology and our underweight to the energy sector also aided relative returns.

While the aforementioned positioning benefited relative results, other positions detracted. Stock selection in health care, industrials and utilities weighed on relative performance. Midwestern-based utility Evergy was the top individual detractor after deciding in the third quarter not to sell itself following rumors of several bidders. An

Janus Investment Fund	1

Janus Henderson Value Plus Income Fund (unaudited)

overweight in Quest Diagnostics was also among the largest relative detractors for the period.

The fixed income sleeve outperformed the Bloomberg Barclays U.S. Aggregate Bond Index. As the period progressed, the economic, political and vaccine-related news continued to affirm our more positive outlook. We sought opportunities across the credit sectors and the ratings spectrum, adding to high-yield corporate bonds, commercial-mortgage backed securities and bank loans. In the latter half of the period we increased focus on issuers with strong business models in the lower-rated tiers of the high-yield corporate market. We maintained our underweight in investment-grade corporates and a sizable position in high yield and were generally underweight agency mortgage-backed securities (MBS). While our underweight in investment-grade corporate bonds held back Fund returns relative to the benchmark, our asset allocation decisions, together with our long-standing zero weight in Treasuries, contributed strongly to relative outperformance.

Security selection in asset-backed securities and investment-grade corporates also aided incremental returns. We increasingly favored exposure to BBB rated securities, which proved beneficial as investors grew more comfortable taking additional credit risk amid the improving economic outlook. Security selection was also strong in MBS, where we favored lower-coupon instruments that the Federal Reserve (Fed) was actively purchasing. At the industry level, security selection in gaming was particularly strong, while positioning in retailers ultimately detracted.

DERIVATIVES USAGE

During the period, the Fund used forward foreign currency exchange contracts to hedge currency exposure back to the U.S. dollar and interest rate futures to efficiently express our view on the U.S. Treasury market. Use of derivatives detracted from relative results. Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK AND POSITIONING

We are encouraged by vaccine developments, increased political clarity and continued monetary and fiscal stimulus, all of which have served to boost the equity market to record highs. As we position the equity sleeve looking forward, we remain focused on the continued success of the vaccine rollouts and key drivers such as valuations, inflation expectations and interest rates. We believe the rotation into value from growth will continue, but it may come with some increased volatility as the economy attempts to regain its post-pandemic footing. As always, we would welcome the volatility and concomitant opportunity to find high-quality companies on sale. As the market reaches record highs, we believe the importance of our philosophy and process grows, to help protect investors from potential downside risk while providing exposure to what we view as some of the more undervalued parts of the market. We remain committed to investing in high-quality companies with durable competitive advantages, strong balance sheets and stable free cash flow that we believe might ultimately compound returns for shareholders.

Within the fixed income sleeve, we remain positive on the outlook for credit markets, including corporate bonds and securitized products, believing it is appropriate to look past the months of instability COVID-19 may yet cause. In our view, corporate earnings are likely to improve significantly, and many companies have already begun a multi-year process of repairing their credit profiles. Further, given the generally low-yield environment in fixed income, we believe the income potential in credit sectors will remain relatively attractive. Still, after the fourth quarter’s gains, it is important to assess how much of the recovery is already priced in. Spreads (yields over Treasuries) have tightened significantly across the credit markets, leaving us mindful that total returns in these sectors will likely be more modest in 2021. And given the low absolute level of yields across the government, corporate and securitized markets, rising interest rates or rising volatility in credit spreads could have an outsized impact on total returns. In this environment, maintaining diverse exposures remains prudent, and, in our view, bottom-up analysis of securities and industries will be critical in identifying potential opportunities and pitfalls and will ultimately lead to improved risk-adjusted returns.

Thank you for your investment in the Janus Henderson Value Plus Income Fund.

2	DECEMBER 31, 2020

Janus Henderson Value Plus Income Fund (unaudited)

Fund At A Glance

December 31, 2020

5 Top Contributors - Equity Sleeve Holdings			5 Top Detractors - Equity Sleeve Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
Discover Financial Services	1.89%	0.95%	Evergy Inc	2.78%	-0.83%
Maxim Integrated Products Inc	2.64%	0.57%	Quest Diagnostics Inc	4.71%	-0.79%
Citizens Financial Group Inc	2.25%	0.49%	Sanofi	2.14%	-0.67%
Cognizant Technology Solutions Corp	1.83%	0.35%	Citrix Systems Inc	1.59%	-0.59%
Charles Schwab Corp	1.20%	0.29%	Gilead Sciences Inc	1.52%	-0.55%

	5 Top Contributors - Equity Sleeve Sectors*
		Relative	Equity Sleeve	Russell 1000 Value Index
		Contribution	Average Weight	Average Weight
	Other**	4.89%	-18.74%	0.00%
	Financials	1.75%	21.95%	18.63%
	Information Technology	0.32%	14.53%	9.59%
	Energy	0.18%	2.69%	4.46%
	Consumer Staples	-0.02%	11.97%	8.13%

	5 Top Detractors - Equity Sleeve Sectors*
		Relative	Equity Sleeve	Russell 1000 Value Index
		Contribution	Average Weight	Average Weight
	Health Care	-2.05%	22.89%	14.01%
	Industrials	-1.05%	12.30%	13.06%
	Utilities	-0.97%	7.48%	5.90%
	Communication Services	-0.65%	2.76%	9.49%
	Materials	-0.54%	6.60%	4.72%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Henderson Value Plus Income Fund (unaudited)

Fund At A Glance

December 31, 2020

5 Largest Equity Holdings - (% of Net Assets)
Quest Diagnostics Inc
Health Care Providers & Services	1.8%
Johnson & Johnson
Pharmaceuticals	1.3%
Lamar Advertising Co
Equity Real Estate Investment Trusts (REITs)	1.2%
Maxim Integrated Products Inc
Semiconductor & Semiconductor Equipment	1.2%
PepsiCo Inc
Beverages	1.2%
6.7%

Asset Allocation - (% of Net Assets)
Common Stocks	50.0%
Corporate Bonds	29.1%
Mortgage-Backed Securities	13.1%
Asset-Backed/Commercial Mortgage-Backed Securities	10.7%
Bank Loans and Mezzanine Loans	4.0%
Investment Companies	3.2%
Preferred Stocks	0.9%
Other	(11.0)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of December 31, 2020	As of June 30, 2020

4	DECEMBER 31, 2020

Janus Henderson Value Plus Income Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended December 31, 2020						Expense Ratios
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Class A Shares at NAV	12.95%	6.52%	7.94%	7.38%	7.99%	1.38%	0.99%
Class A Shares at MOP	6.48%	0.42%	6.67%	6.75%	7.38%
Class C Shares at NAV	12.40%	5.65%	7.33%	6.72%	7.32%	2.25%	1.74%
Class C Shares at CDSC	11.40%	4.65%	7.33%	6.72%	7.32%
Class D Shares	12.96%	6.73%	8.01%	7.49%	8.10%	1.23%	0.82%
Class I Shares	13.07%	6.74%	8.08%	7.58%	8.18%	1.25%	0.79%
Class N Shares	13.02%	6.77%	8.02%	7.33%	7.93%	1.16%	0.68%
Class S Shares	13.14%	6.63%	7.88%	7.30%	7.90%	1.68%	1.18%
Class T Shares	12.90%	6.52%	7.91%	7.42%	8.02%	1.35%	0.93%
Russell 1000 Value Index	22.75%	2.80%	9.74%	10.50%	11.45%
Bloomberg Barclays U.S. Aggregate Bond Index	1.29%	7.51%	4.44%	3.84%	3.69%
Value Income Index 40/60	9.63%	6.56%	6.89%	6.75%	7.03%
Morningstar Quartile - Class I Shares	-	3rd	1st	1st	1st
Morningstar Ranking - based on total returns for Allocation - 30% to 50% Equity Funds	-	375/567	104/529	37/360	38/360

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Janus Investment Fund	5

Janus Henderson Value Plus Income Fund (unaudited)

Performance

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to for at least a one-year period commencing on October 28, 2020.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class N Shares commenced operations on August 4, 2017. Performance shown for periods prior to August 4, 2017 reflects the historical performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class N Shares, without the effect of any fee and expense limitations or waivers.

If Class N Shares of the Fund had been available during periods prior August 4, 2017, the performance shown may have been different. The performance shown for periods following the Fund’s commencement Class N Shares reflects the fees and expenses of Class N Shares, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2020 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for indexfor index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – July 30, 2010

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

6	DECEMBER 31, 2020

Janus Henderson Value Plus Income Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/20)	Ending Account Value (12/31/20)	Expenses Paid During Period (7/1/20 - 12/31/20)†	Beginning Account Value (7/1/20)	Ending Account Value (12/31/20)	Expenses Paid During Period (7/1/20 - 12/31/20)†	Net Annualized Expense Ratio (7/1/20 - 12/31/20)
Class A Shares	$1,000.00	$1,129.50	$4.94	$1,000.00	$1,020.57	$4.69	0.92%
Class C Shares	$1,000.00	$1,124.00	$9.48	$1,000.00	$1,016.28	$9.00	1.77%
Class D Shares	$1,000.00	$1,129.60	$4.51	$1,000.00	$1,020.97	$4.28	0.84%
Class I Shares	$1,000.00	$1,130.70	$4.30	$1,000.00	$1,021.17	$4.08	0.80%
Class N Shares	$1,000.00	$1,130.20	$3.76	$1,000.00	$1,021.68	$3.57	0.70%
Class S Shares	$1,000.00	$1,131.40	$3.65	$1,000.00	$1,021.78	$3.47	0.68%
Class T Shares	$1,000.00	$1,129.00	$5.04	$1,000.00	$1,020.47	$4.79	0.94%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Henderson Value Plus Income Fund

Schedule of Investments (unaudited)

December 31, 2020

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– 10.7%
Alaska Airlines 2020-1 Class A Pass Through Trust, 4.8000%, 8/15/27 (144A)	$144,000	$158,589
American Credit Acceptance Receivables Trust 2018-3,
5.1700%, 10/15/24 (144A)	100,000	105,015
Angel Oak Mortgage Trust I LLC 2018-2,
ICE LIBOR USD 12 Month + 0.7600%, 3.6740%, 7/27/48 (144A)‡	16,377	16,541
Applebee's Funding LLC / IHOP Funding LLC, 4.1940%, 6/7/49 (144A)	79,800	78,100
Barclays Comercial Mortgage Securities LLC 2015-SRCH,
4.1970%, 8/10/35 (144A)	100,000	114,196
Business Jet Securities LLC 2020-1A B, 3.9670%, 11/15/35 (144A)	102,666	103,159
BX Commercial Mortgage Trust 2018-BIOA F,
ICE LIBOR USD 1 Month + 2.4711%, 2.6301%, 3/15/37 (144A)‡	100,000	99,728
BX Commercial Mortgage Trust 2019-XL,
ICE LIBOR USD 1 Month + 2.0000%, 2.1590%, 10/15/36 (144A)‡	94,930	94,090
BX Commercial Mortgage Trust 2019-XL,
ICE LIBOR USD 1 Month + 2.6500%, 2.8090%, 10/15/36 (144A)‡	123,409	121,286
BXP Trust 2017-GM, 3.3790%, 6/13/39 (144A)	41,000	45,727
CGDB Commercial Mortgage Trust 2019-MOB,
ICE LIBOR USD 1 Month + 2.0000%, 2.1586%, 11/15/36 (144A)‡	100,000	95,968
CGDB Commercial Mortgage Trust 2019-MOB,
ICE LIBOR USD 1 Month + 2.5500%, 2.7086%, 11/15/36 (144A)‡	100,000	94,977
CIFC Funding Ltd 2014-4RA C,
ICE LIBOR USD 3 Month + 3.2000%, 3.4178%, 10/17/30 (144A)‡	250,000	241,275
Cold Storage Trust 2020-ICE5 F,
ICE LIBOR USD 1 Month + 3.4925%, 3.6511%, 11/15/37 (144A)‡	100,000	100,133
Connecticut Avenue Securities Trust 2016-C04,
ICE LIBOR USD 1 Month + 4.2500%, 4.3980%, 1/25/29‡	81,197	84,020
Connecticut Avenue Securities Trust 2019-R02,
ICE LIBOR USD 1 Month + 2.3000%, 2.4480%, 8/25/31 (144A)‡	10,736	10,709
Connecticut Avenue Securities Trust 2019-R02,
ICE LIBOR USD 1 Month + 4.1500%, 4.2980%, 8/25/31 (144A)‡	135,000	135,295
Connecticut Avenue Securities Trust 2019-R03,
ICE LIBOR USD 1 Month + 2.1500%, 2.2980%, 9/25/31 (144A)‡	147,314	146,857
Connecticut Avenue Securities Trust 2020-R02,
ICE LIBOR USD 1 Month + 2.0000%, 2.1480%, 1/25/40 (144A)‡	91,637	90,993
Conn's Receivables Funding 2019-A LLC, 4.3600%, 10/16/23 (144A)	43,707	43,973
Conn's Receivables Funding 2019-A LLC, 5.2900%, 10/16/23 (144A)	43,707	43,040
Cosmopolitan Hotel Trust 2017,
ICE LIBOR USD 1 Month + 3.0000%, 3.1586%, 11/15/36 (144A)‡	140,000	134,749
Credit Suisse Commercial Mortgage Trust 2019-ICE4 F,
ICE LIBOR USD 1 Month + 2.6500%, 2.8090%, 5/15/36 (144A)‡	220,000	217,126
Credit Suisse Commercial Mortgage Trust 2020-TMIC A,
ICE LIBOR USD 1 Month + 3.0000%, 3.2500%, 12/15/35 (144A)‡	200,000	200,884
Dryden Senior Loan Fund 2020-77A D2,
ICE LIBOR USD 3 Month + 4.0000%, 4.2238%, 5/20/31 (144A)‡	250,000	247,775
Exeter Automobile Receivables Trust 2019-1, 5.2000%, 1/15/26 (144A)	80,000	84,720
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 2.0000%, 2.1480%, 3/25/31‡	226,664	224,361
Fannie Mae REMICS, ICE LIBOR USD 1 Month + 55.0000%, 53.2978%, 10/25/40‡	23,689	108,844
Fannie Mae REMICS, 3.0000%, 5/25/48	26,426	28,373
First Investors Auto Owner Trust 2018-1, 7.1600%, 8/15/25 (144A)	303,000	316,573
Freddie Mac Multifamily Structured Pass Through Certificates K116,
3.0210%, 9/25/47‡,¤	330,000	74,169
Freddie Mac Structured Agency Credit Risk Debt Notes 2020-HQA4 B1,
ICE LIBOR USD 1 Month + 5.2500%, 5.3980%, 9/25/50 (144A)‡	119,000	123,066
Freddie Mac Structured Agency Credit Risk Debt Notes 2020-HQA5 B1,
US 30 Day Average SOFR + 4.0000%, 4.0817%, 11/25/50 (144A)‡	64,040	64,994
Hertz Fleet Lease Funding LP 2018-1 E, 5.5500%, 5/10/32 (144A)	130,000	130,898
HIN Timeshare Trust 2020-A, 3.4200%, 10/9/39 (144A)	46,324	47,868
InSite Issuer LLC 2018 - 1A C, 6.1150%, 12/15/48 (144A)	139,831	151,982

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	DECEMBER 31, 2020

Janus Henderson Value Plus Income Fund

Schedule of Investments (unaudited)

December 31, 2020

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– (continued)
LoanMe Trust SBL 2019-1, 5.2500%, 8/15/30 (144A)	$31,632	$31,277
Magnetite XXII Ltd,
ICE LIBOR USD 3 Month + 3.6500%, 3.8869%, 4/15/31 (144A)‡	250,000	248,475
Oak Street Investment Grade Net Lease Fund 2020-1A A5,
3.3900%, 11/20/50 (144A)	170,000	169,750
Oak Street Investment Grade Net Lease Fund 2020-1A B1,
5.1100%, 11/20/50 (144A)	100,000	100,000
OneMain Direct Auto Receivables Trust 2019-1, 4.6800%, 4/14/31 (144A)	248,000	277,407
Palmer Square Loan Funding 2019-4 Ltd,
ICE LIBOR USD 3 Month + 3.2500%, 3.4648%, 10/24/27 (144A)‡	250,000	248,150
Pawnee Equipment Receivables Series 2019-1 LLC, 3.8000%, 1/15/26 (144A)	100,000	99,635
Pawnee Equipment Receivables Series 2020-1 LLC, 5.4300%, 7/15/27 (144A)	100,000	96,271
Preston Ridge Partners Mortgage Trust 2019-3A, 4.4580%, 7/25/24 (144A)Ç	165,000	162,448
Preston Ridge Partners Mortgage Trust 2019-GS1, 4.7500%, 10/25/24 (144A)‡	90,371	90,045
Progress Residential Trust 2020-SFR3 F, 2.7960%, 10/17/27 (144A)	100,000	99,274
Raptor Aircraft Finance I LLC, 4.2130%, 8/23/44 (144A)	257,789	217,382
Sequoia Mortgage Trust 2018-8, 0.2676%, 11/25/48 (144A)‡,¤	4,506,656	6,607
ServiceMaster Brands 2020-1 A2I, 2.8410%, 1/30/51 (144A)	92,000	92,902
Sierra Timeshare 2019-2 Receivables Funding LLC, 4.5400%, 5/20/36 (144A)	297,570	297,091
SoFi Consumer Loan Program 2019-1 Trust, 4.4200%, 2/25/28 (144A)	140,000	144,080
SoFi Consumer Loan Program 2019-2 Trust, 4.2000%, 4/25/28 (144A)	100,000	102,546
VB-S1 Issuer LLC, 3.4130%, 2/15/48 (144A)	250,000	256,835
VB-S1 Issuer LLC 2020-2A B, 3.2290%, 9/15/50 (144A)	75,000	75,456
VB-S1 Issuer LLC 2020-2A C, 4.4590%, 9/15/50 (144A)	42,000	42,087
Vx Cargo 2018-1 Trust, 5.4380%, 12/15/33 (144A)	191,890	190,904
Willis Engine Securitization Trust 2020-A B, 4.2120%, 3/15/45 (144A)	94,667	68,577
Z Capital Credit Partners CLO 2018-1A A2 Ltd,
ICE LIBOR USD 3 Month + 1.5600%, 1.8309%, 1/16/31 (144A)‡	250,000	249,725
Z Capital Credit Partners CLO 2019-1 Ltd,
ICE LIBOR USD 3 Month + 1.6400%, 1.8701%, 7/16/31 (144A)‡	250,000	249,975
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $7,775,924)		7,796,952
Bank Loans and Mezzanine Loans– 4.0%
Basic Industry – 0.2%
Aruba Investments Holdings LLC,
ICE LIBOR USD 3 Month + 7.7500%, 8.5000%, 11/24/28‡	154,000	154,000
Capital Goods – 0.2%
CP Atlas Buyer Inc, ICE LIBOR USD 1 Month + 4.5000%, 5.2500%, 11/23/27ƒ,‡	61,229	61,305
LABL Inc, ICE LIBOR USD 1 Month + 4.5000%, 4.6468%, 7/1/26‡	15,905	15,930
White Cap Buyer LLC, ICE LIBOR USD 3 Month + 4.0000%, 4.5000%, 10/19/27‡	52,493	52,428
		129,663
Capital Markets – 0%
LPL Holdings Inc, ICE LIBOR USD 1 Month + 1.7500%, 1.8980%, 11/12/26‡	14,850	14,832
Communications – 0.8%
CCI Buyer Inc, ICE LIBOR USD 1 Month + 4.0000%, 5.0000%, 12/10/27ƒ,‡	76,538	76,410
Consolidated Communications Inc,
ICE LIBOR USD 1 Month + 4.7500%, 5.7500%, 10/2/27‡	61,847	62,197
Eagle Broadband Investments LLC,
ICE LIBOR USD 3 Month + 3.0000%, 3.7500%, 11/12/27‡	49,000	48,908
Entravision Communications Corp,
ICE LIBOR USD 1 Month + 2.7500%, 2.8968%, 11/29/24‡	108,440	105,960
GCI LLC, ICE LIBOR USD 1 Month + 2.7500%, 3.5000%, 10/15/25ƒ,‡	130,336	129,710
Level 3 Financing Inc, ICE LIBOR USD 1 Month + 1.7500%, 1.8968%, 3/1/27‡	98,500	96,755
Lions Gate Capital Holdings LLC,
ICE LIBOR USD 1 Month + 1.7500%, 1.8968%, 3/22/23‡	63,863	63,943
		583,883
Consumer Cyclical – 1.5%
18 Fremont Street Acquisition LLC,
ICE LIBOR USD 3 Month + 8.0000%, 9.5000%, 8/9/25‡	330,000	326,700
Boardriders Inc, ICE LIBOR USD 3 Month + 6.5000%, 7.5000%, 4/23/24‡	109,262	38,242
CoreCivic Inc, ICE LIBOR USD 1 Month + 4.5000%, 5.5000%, 12/18/24‡	102,050	101,816

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Value Plus Income Fund

Schedule of Investments (unaudited)

December 31, 2020

Shares or Principal Amounts		Value
Bank Loans and Mezzanine Loans– (continued)
Consumer Cyclical– (continued)
Hilton Worldwide Finance LLC,
ICE LIBOR USD 1 Month + 1.7500%, 1.8980%, 6/22/26‡	$50,510	$49,863
Spectacle Gary Holdings LLC,
ICE LIBOR USD 1 Month + 8.0000%, 11.2500%, 12/23/25ƒ,‡	4,346	4,346
Spectacle Gary Holdings LLC,
ICE LIBOR USD 3 Month + 9.0000%, 11.0000%, 12/23/25‡	59,978	59,978
Stars Group Holdings BV, ICE LIBOR USD 3 Month + 3.5000%, 3.7539%, 7/10/25‡	57,317	57,843
Tacala Investment Corp, ICE LIBOR USD 1 Month + 3.5000%, 4.5000%, 2/5/27‡	166,510	165,302
Tacala Investment Corp, ICE LIBOR USD 1 Month + 7.5000%, 8.2500%, 2/4/28‡	156,057	153,587
Woof Holdings Inc, ICE LIBOR USD 1 Month + 7.2500%, 8.0000%, 12/21/28‡	23,887	23,947
Zaxby's Operating Co LP,
ICE LIBOR USD 1 Month + 6.5000%, 7.2500%, 12/28/28ƒ,‡	132,005	133,325
		1,114,949
Consumer Non-Cyclical – 0.4%
CryoLife Inc, ICE LIBOR USD 3 Month + 3.2500%, 4.2500%, 12/2/24‡	88,404	88,411
FC Compassus LLC, ICE LIBOR USD 3 Month + 5.0000%, 6.0000%, 12/31/26‡	99,604	99,104
IQVIA Inc, ICE LIBOR USD 1 Month + 1.7500%, 1.8968%, 3/7/24‡	23,193	23,043
Surgery Center Holdings Inc,
ICE LIBOR USD 1 Month + 3.2500%, 4.2500%, 9/3/24‡	38,601	37,986
		248,544
Technology – 0.9%
Ahead DB Holdings LLC, ICE LIBOR USD 3 Month + 5.0000%, 6.0000%, 10/18/27‡	146,000	143,308
Camelot Finance SA, ICE LIBOR USD 1 Month + 3.0000%, 3.1468%, 10/30/26‡	56,430	56,266
Cornerstone OnDemand Inc,
ICE LIBOR USD 1 Month + 4.2500%, 4.3938%, 4/22/27‡	92,796	93,349
Epicor Software Corp, ICE LIBOR USD 1 Month + 4.2500%, 5.2500%, 7/30/27‡	101,750	102,489
Finastra USA Inc, ICE LIBOR USD 3 Month + 3.5000%, 4.5000%, 6/13/24‡	109,109	106,757
Refinitiv US Holdings Inc,
ICE LIBOR USD 1 Month + 3.2500%, 3.3968%, 10/1/25‡	92,523	92,567
RSA Security LLC, ICE LIBOR USD 6 Month + 5.0000%, 6.0000%, 9/1/27‡	84,000	84,236
		678,972
Total Bank Loans and Mezzanine Loans (cost $2,970,595)		2,924,843
Corporate Bonds– 29.1%
Banking – 1.9%
Banco La Hipotecaria SA, 5.5000%, 9/15/23 (144A)	300,000	330,427
Bank of America Corp, ICE LIBOR USD 3 Month + 2.6640%, 4.3000%, 1/24/70‡	36,000	37,118
Bank of New York Mellon Corp,
US Treasury Yield Curve Rate 5 Year + 4.3580%, 4.7000%‡,µ	83,000	91,532
Citigroup Inc, ICE LIBOR USD 3 Month + 3.9050%, 5.9500%‡,µ	65,000	71,013
Citizens Financial Group Inc, 3.7500%, 7/1/24	14,000	15,098
Credit Suisse Group AG,
US Treasury Yield Curve Rate 5 Year + 3.5540%, 4.5000% (144A)‡,µ	200,000	200,980
Discover Financial Services,
US Treasury Yield Curve Rate 5 Year + 5.7830%, 6.1250%, 6/22/70‡	134,000	151,085
HSBC Holdings PLC, SOFR + 1.2900%, 1.5890%, 5/24/27‡	200,000	203,333
JPMorgan Chase & Co, SOFR + 2.5150%, 2.9560%, 5/13/31‡	73,000	80,025
JPMorgan Chase & Co, SOFR + 3.3800%, 5.0000%, 7/31/69‡	100,000	105,203
JPMorgan Chase & Co, SOFR + 3.1250%, 4.6000%, 1/23/70‡	36,000	37,170
JPMorgan Chase & Co, SOFR + 2.7450%, 4.0000%, 2/24/70‡	22,000	22,358
SVB Financial Group, 3.1250%, 6/5/30	19,000	21,381
		1,366,723
Basic Industry – 1.4%
Allegheny Technologies Inc, 7.8750%, 8/15/23	53,000	58,000
Aruba Investments Inc, 8.7500%, 2/15/23 (144A)	97,000	97,970
CF Industries Inc, 5.3750%, 3/15/44	86,000	108,855
Ecolab Inc, 4.8000%, 3/24/30	9,000	11,478

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	DECEMBER 31, 2020

Janus Henderson Value Plus Income Fund

Schedule of Investments (unaudited)

December 31, 2020

Shares or Principal Amounts			Value
Corporate Bonds– (continued)
Basic Industry– (continued)
Element Solutions Inc, 3.8750%, 9/1/28 (144A)	$65,000		$66,869
First Quantum Minerals Ltd, 7.2500%, 4/1/23 (144A)	200,000		206,135
Hudbay Minerals Inc, 6.1250%, 4/1/29 (144A)	132,000		142,230
Infrabuild Australia Pty Ltd, 12.0000%, 10/1/24 (144A)	67,000		67,754
Kraton Polymers LLC/Kraton Polymers Capital Corp, 4.2500%, 12/15/25 (144A)	118,000		120,372
Nutrition & Biosciences Inc, 3.2680%, 11/15/40 (144A)	13,000		13,950
PolyOne Corp, 5.7500%, 5/15/25 (144A)	117,000		124,313
Tronox Inc, 6.5000%, 5/1/25 (144A)	28,000		29,960
			1,047,886
Brokerage – 0.5%
Charles Schwab Corp,
US Treasury Yield Curve Rate 5 Year + 4.9710%, 5.3750%‡,µ	92,000		102,465
Charles Schwab Corp,
US Treasury Yield Curve Rate 10 Year + 3.0790%, 4.0000%‡,µ	72,000		75,780
Intercontinental Exchange Inc, 1.8500%, 9/15/32	106,000		106,796
Intercontinental Exchange Inc, 3.0000%, 9/15/60	67,000		69,919
			354,960
Capital Goods – 2.5%
Allegion US Holding Co Inc, 3.5500%, 10/1/27	13,000		14,212
ARD Finance SA, 6.5000%, 6/30/27 (144A)	200,000		213,500
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc,
4.1250%, 8/15/26 (144A)	313,000		327,085
CP Atlas Buyer Inc, 7.0000%, 12/1/28 (144A)	84,000		87,150
HT Troplast GmbH, 9.2500%, 7/15/25 (144A)	100,000	EUR	135,219
LABL Escrow Issuer LLC, 10.5000%, 7/15/27 (144A)	211,000		237,639
Sofima Holdings SpA, 3.7500%, 1/15/28 (144A)	100,000	EUR	123,847
Summit Materials LLC / Summit Materials Finance Corp,
5.2500%, 1/15/29 (144A)	65,000		68,250
TransDigm Inc, 7.5000%, 3/15/27	66,000		70,455
Trivium Packaging Finance BV, 5.5000%, 8/15/26 (144A)	209,000		221,017
Victoria PLC, 5.2500%, 7/15/24 (144A)	100,000	EUR	126,241
White Cap Buyer LLC, 6.8750%, 10/15/28 (144A)	161,000		171,666
			1,796,281
Communications – 4.8%
Activision Blizzard Inc, 1.3500%, 9/15/30	8,000		7,854
Altice Financing SA, 5.0000%, 1/15/28 (144A)	362,000		370,918
Altice France Holding SA, 6.0000%, 2/15/28 (144A)	200,000		202,546
AT&T Inc, 3.6500%, 6/1/51	213,000		222,631
Block Communications Inc, 4.8750%, 3/1/28 (144A)	55,000		56,650
Cablevision Lightpath LLC, 5.6250%, 9/15/28 (144A)	333,000		348,401
CCO Holdings LLC / CCO Holdings Capital Corp, 5.5000%, 5/1/26 (144A)	68,000		70,465
CCO Holdings LLC / CCO Holdings Capital Corp, 4.5000%, 5/1/32 (144A)	42,000		44,844
Charter Communications Operating LLC / Charter Communications Operating Capital,
3.7000%, 4/1/51	123,000		127,504
Connect Finco Sarl/Connect US Finco LLC, 6.7500%, 10/1/26 (144A)	164,000		176,631
CSC Holdings LLC, 7.5000%, 4/1/28 (144A)	246,000		276,647
GCI LLC, 4.7500%, 10/15/28 (144A)	162,000		172,781
Level 3 Financing Inc, 3.4000%, 3/1/27 (144A)	67,000		72,938
Level 3 Financing Inc, 3.8750%, 11/15/29 (144A)	90,000		99,947
Liberty Interactive LLC, 8.5000%, 7/15/29	80,000		89,200
Lions Gate Capital Holdings LLC, 6.3750%, 2/1/24 (144A)	41,000		42,025
Lions Gate Capital Holdings LLC, 5.8750%, 11/1/24 (144A)	13,000		13,195
Netflix Inc, 3.6250%, 6/15/30	162,000	EUR	224,651
Nexstar Broadcasting Inc, 4.7500%, 11/1/28 (144A)	33,000		34,526
Sirius XM Radio Inc, 4.1250%, 7/1/30 (144A)	96,000		102,180
TEGNA Inc, 4.7500%, 3/15/26 (144A)	77,000		82,221
TEGNA Inc, 4.6250%, 3/15/28 (144A)	161,000		164,622
T-Mobile USA Inc, 2.5500%, 2/15/31 (144A)	56,000		58,804

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Value Plus Income Fund

Schedule of Investments (unaudited)

December 31, 2020

Shares or Principal Amounts			Value
Corporate Bonds– (continued)
Communications– (continued)
Townsquare Media Inc, 6.8750%, 2/1/26 (144A)	$124,000		$130,002
Windstream Escrow LLC, 7.7500%, 8/15/28 (144A)	64,000		64,448
Ziggo BV, 5.1250%, 2/28/30 (144A)	222,000		234,277
			3,490,908
Consumer Cyclical – 5.9%
Arches Buyer Inc, 4.2500%, 6/1/28 (144A)	141,000		142,791
Arches Buyer Inc, 6.1250%, 12/1/28 (144A)	137,000		141,480
Booking Holdings Inc, 4.6250%, 4/13/30	64,000		79,485
Brink's Co/The, 5.5000%, 7/15/25 (144A)	146,000		155,855
Carnival Corp, 7.6250%, 3/1/26 (144A)	97,000		105,681
Cars.com Inc, 6.3750%, 11/1/28 (144A)	267,000		283,412
CCM Merger Inc, 6.3750%, 5/1/26 (144A)	38,000		39,900
Colt Merger Sub Inc, 5.7500%, 7/1/25 (144A)	126,000		133,507
Cushman & Wakefield Inc, 6.7500%, 5/15/28 (144A)	125,000		137,813
Downstream Development Authority of the Quapaw Tribe of Oklahoma,
10.5000%, 2/15/23 (144A)	246,000		249,690
Empire Communities Corp, 7.0000%, 12/15/25 (144A)	142,000		149,648
Enterprise Development Authority, 12.0000%, 7/15/24 (144A)	171,000		192,589
Expedia Group Inc, 6.2500%, 5/1/25 (144A)	87,000		100,824
Expedia Group Inc, 7.0000%, 5/1/25 (144A)	76,000		83,670
Ford Motor Co, 8.5000%, 4/21/23	58,000		65,400
Ford Motor Co, 9.0000%, 4/22/25	91,000		111,825
Ford Motor Co, 6.3750%, 2/1/29	22,000		24,702
Ford Motor Co, 7.4500%, 7/16/31	84,000		107,730
Forestar Group Inc, 5.0000%, 3/1/28 (144A)	47,000		48,528
GLP Capital LP / GLP Financing II Inc, 4.0000%, 1/15/31	68,000		74,203
Golden Entertainment Inc, 7.6250%, 4/15/26 (144A)	159,000		170,726
IHO Verwaltungs GmbH, 3.8750%, 5/15/27 (144A)	100,000	EUR	126,714
IRB Holding Corp, 7.0000%, 6/15/25 (144A)	81,000		88,493
IRB Holding Corp, 6.7500%, 2/15/26 (144A)	170,000		175,457
Matthews International Corp, 5.2500%, 12/1/25 (144A)	89,000		89,890
MGM Resorts International, 6.0000%, 3/15/23	5,000		5,369
NVR Inc, 3.0000%, 5/15/30	64,000		70,008
Prime Security Services Borrower LLC / Prime Finance Inc,
6.2500%, 1/15/28 (144A)	63,000		67,636
PulteGroup Inc, 7.8750%, 6/15/32	24,000		35,910
Realogy Group LLC / Realogy Co-Issuer Corp, 9.3750%, 4/1/27 (144A)	149,000		165,017
Scientific Games International Inc, 7.0000%, 5/15/28 (144A)	124,000		133,326
Shea Homes LP / Shea Homes Funding Corp, 4.7500%, 4/1/29 (144A)	91,000		93,503
Six Flags Entertainment Corp, 5.5000%, 4/15/27 (144A)	41,000		42,128
Taylor Morrison Home Corp, 5.1250%, 8/1/30 (144A)	113,000		126,560
Twin River Worldwide Holdings Inc, 6.7500%, 6/1/27 (144A)	132,000		141,570
Weekley Homes LLC / Weekly Finance Corp, 4.8750%, 9/15/28 (144A)	56,000		58,520
Wyndham Destinations Inc, 4.2500%, 3/1/22	61,000		62,373
Wyndham Destinations Inc, 6.6250%, 7/31/26 (144A)	159,000		182,055
			4,263,988
Consumer Non-Cyclical – 4.5%
AbbVie Inc, 2.9500%, 11/21/26	30,000		33,185
AdaptHealth LLC, 4.6250%, 8/1/29 (144A)	117,000		120,218
Albertsons Cos Inc / Safeway Inc / New Albertsons LP / Albertsons LLC,
3.5000%, 3/15/29 (144A)	45,000		45,450
Alcon Finance Corp, 2.6000%, 5/27/30 (144A)	70,000		74,552
AMN Healthcare Inc, 4.6250%, 10/1/27 (144A)	175,000		183,325
Aramark Services Inc, 6.3750%, 5/1/25 (144A)	91,000		97,256
Aramark Services Inc, 5.0000%, 2/1/28 (144A)	30,000		31,613
Bausch Health Cos Inc, 7.0000%, 3/15/24 (144A)	140,000		144,025
Bausch Health Cos Inc, 5.0000%, 1/30/28 (144A)	41,000		42,252
Cheplapharm Arzneimittel GmbH, 5.5000%, 1/15/28 (144A)	200,000		209,000
CHS/Community Health Systems Inc, 6.6250%, 2/15/25 (144A)	90,000		94,723

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	DECEMBER 31, 2020

Janus Henderson Value Plus Income Fund

Schedule of Investments (unaudited)

December 31, 2020

Shares or Principal Amounts			Value
Corporate Bonds– (continued)
Consumer Non-Cyclical– (continued)
Dentsply Sirona Inc, 3.2500%, 6/1/30	$83,000		$92,391
Dole Food Co Inc, 7.2500%, 6/15/25 (144A)	140,000		142,800
Elanco Animal Health Inc, 5.9000%, 8/28/28	65,000		76,700
Fresh Market Inc/The, 9.7500%, 5/1/23 (144A)	192,000		197,802
Hadrian Merger Sub Inc, 8.5000%, 5/1/26 (144A)	123,000		126,998
Hasbro Inc, 3.9000%, 11/19/29	74,000		83,733
HLF Financing Sarl LLC / Herbalife International Inc,
7.8750%, 9/1/25 (144A)	62,000		67,735
HLF Financing Sarl LLC / Herbalife International Inc,
7.2500%, 8/15/26 (144A)	154,000		163,384
JBS USA LUX SA / JBS USA Food Co / JBS USA Finance Inc,
6.5000%, 4/15/29 (144A)	86,000		100,113
LifePoint Health Inc, 5.3750%, 1/15/29 (144A)	130,000		129,909
Newell Brands Inc, 4.8750%, 6/1/25	36,000		39,611
Ortho-Clinical Diagnostics Inc / Ortho-Clinical Diagnostics SA,
7.3750%, 6/1/25 (144A)	158,000		168,270
Ortho-Clinical Diagnostics Inc / Ortho-Clinical Diagnostics SA,
7.2500%, 2/1/28 (144A)	116,000		122,380
Royalty Pharma PLC, 2.2000%, 9/2/30 (144A)	6,000		6,158
Royalty Pharma PLC, 3.3000%, 9/2/40 (144A)	67,000		70,350
Smithfield Foods Inc, 3.0000%, 10/15/30 (144A)	9,000		9,523
Surgery Center Holdings Inc, 6.7500%, 7/1/25 (144A)	71,000		72,243
Sysco Corp, 6.6000%, 4/1/50	93,000		143,015
Tenet Healthcare Corp, 6.1250%, 10/1/28 (144A)	134,000		139,850
Teva Pharmaceutical Finance Netherlands III BV, 2.8000%, 7/21/23	96,000		95,040
Teva Pharmaceutical Finance Netherlands III BV, 3.1500%, 10/1/26	110,000		105,739
Valvoline Inc, 4.3750%, 8/15/25	35,000		36,147
			3,265,490
Electric – 0.6%
CMS Energy Corp,
US Treasury Yield Curve Rate 5 Year + 4.1160%, 4.7500%, 6/1/50‡	52,000		58,550
DPL Inc, 4.1250%, 7/1/25 (144A)	200,000		215,914
Duquesne Light Holdings Inc, 2.5320%, 10/1/30 (144A)	65,000		67,197
IPALCO Enterprises Inc, 4.2500%, 5/1/30 (144A)	56,000		64,615
NRG Energy Inc, 2.4500%, 12/2/27 (144A)	54,000		56,831
			463,107
Energy – 1.4%
Cheniere Energy Partners LP, 5.2500%, 10/1/25	77,000		79,021
CNX Resources Corp, 6.0000%, 1/15/29 (144A)	57,000		58,396
DCP Midstream Operating LP, 5.6000%, 4/1/44	93,000		95,903
EnLink Midstream LLC, 5.6250%, 1/15/28 (144A)	188,000		192,039
EnLink Midstream Partners LP, ICE LIBOR USD 3 Month + 4.1100%, 6.0000%‡,µ	145,000		84,419
EQM Midstream Partners LP, 4.7500%, 7/15/23	5,000		5,257
EQM Midstream Partners LP, 4.0000%, 8/1/24	18,000		18,544
EQM Midstream Partners LP, 5.5000%, 7/15/28	78,000		85,242
Exxon Mobil Corp, 3.4520%, 4/15/51	69,000		78,711
NGPL PipeCo LLC, 4.3750%, 8/15/22 (144A)	8,000		8,335
NGPL PipeCo LLC, 7.7680%, 12/15/37 (144A)	69,000		93,191
NuStar Logistics LP, 5.7500%, 10/1/25	107,000		113,955
ONEOK Inc, 3.1000%, 3/15/30	102,000		108,603
			1,021,616
Finance Companies – 0.1%
FirstCash Inc, 4.6250%, 9/1/28 (144A)	70,000		72,188
Global Aircraft Leasing Co Ltd, 6.5000%, 9/15/24 (144A)	2,072		1,849
			74,037
Financial Institutions – 0.3%
CPI Property Group SA, EUR SWAP ANNUAL 5 YR + 4.9440%, 4.8750%‡,µ	166,000	EUR	213,667
Industrial – 0.4%
AT Securities BV, USD SWAP SEMI 30/360 5YR + 3.5460%, 5.2500%‡,µ	250,000		260,875

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Value Plus Income Fund

Schedule of Investments (unaudited)

December 31, 2020

Shares or Principal Amounts			Value
Corporate Bonds– (continued)
Industrial Conglomerates – 0.5%
General Electric Co, ICE LIBOR USD 3 Month + 3.3300%, 5.0000%‡,µ	$386,000		$357,922
Information Technology Services – 0.1%
KBR Inc, 4.7500%, 9/30/28 (144A)	55,000		57,338
Insurance – 1.3%
Assurant Inc, 3.7000%, 2/22/30	143,000		159,038
Brown & Brown Inc, 4.5000%, 3/15/29	86,000		101,755
Magellan Health Inc, 4.9000%, 9/22/24	151,000		158,928
MGIC Investment Corp, 5.2500%, 8/15/28	131,000		140,170
Molina Healthcare Inc, 4.3750%, 6/15/28 (144A)	299,000		314,697
Prudential Financial Inc,
US Treasury Yield Curve Rate 5 Year + 3.0350%, 3.7000%, 10/1/50‡	91,000		96,258
			970,846
Real Estate Investment Trusts (REITs) – 1.2%
Agree LP, 2.9000%, 10/1/30	27,000		28,666
American Homes 4 Rent LP, 4.2500%, 2/15/28	86,000		98,845
Digital Realty Trust LP, 3.6000%, 7/1/29	20,000		22,919
Global Net Lease Inc/Global Net Lease Operating Partnership LP,
3.7500%, 12/15/27 (144A)	235,000		242,373
Lexington Realty Trust, 2.7000%, 9/15/30	36,000		37,454
MPT Operating Partnership LP/MPT Finance Corp, 3.5000%, 3/15/31	373,000		385,122
Rexford Industrial Realty Inc, 2.1250%, 12/1/30	39,000		39,029
Senior Housing Properties Trust, 6.7500%, 12/15/21	27,000		27,405
			881,813
Technology – 0.6%
Austin BidCo Inc, 7.1250%, 12/15/28 (144A)	184,000		192,050
CoStar Group Inc, 2.8000%, 7/15/30 (144A)	21,000		21,808
Oracle Corp, 3.6000%, 4/1/50	38,000		44,296
Rackspace Technology Inc, 5.3750%, 12/1/28 (144A)	79,000		82,768
VMware Inc, 4.7000%, 5/15/30	54,000		64,931
			405,853
Transportation – 1.1%
Autostrade per l'Italia SpA, 4.3750%, 9/16/25	50,000	EUR	68,251
Cargo Aircraft Management Inc, 4.7500%, 2/1/28 (144A)	250,000		257,812
Southwest Airlines Co, 5.2500%, 5/4/25	64,000		74,108
Southwest Airlines Co, 5.1250%, 6/15/27	61,000		72,539
Watco Cos LLC / Watco Finance Corp, 6.5000%, 6/15/27 (144A)	315,000		340,987
			813,697
Total Corporate Bonds (cost $19,878,383)			21,107,007
Mortgage-Backed Securities– 13.1%
Fannie Mae:
1.5000%, TBA, 15 Year Maturity	1,391,000		1,431,269
2.5000%, TBA, 15 Year Maturity	4,123,000		4,298,227
3.0000%, TBA, 15 Year Maturity	5,656		5,936
3.5000%, TBA, 15 Year Maturity	156,928		166,424
4.0000%, TBA, 15 Year Maturity	44,862		47,617
2.0000%, TBA, 30 Year Maturity	1,730,545		1,798,607
2.5000%, TBA, 30 Year Maturity	69,601		73,387
			7,821,467
Fannie Mae Pool:
3.0000%, 11/1/34	4,123		4,450
3.0000%, 12/1/34	4,433		4,756
6.0000%, 2/1/37	1,022		1,213
3.0000%, 2/1/43	1,441		1,545
3.0000%, 5/1/43	109,242		115,390
3.0000%, 5/1/43	2,882		3,100
3.5000%, 4/1/44	16,282		18,031
5.0000%, 7/1/44	11,005		12,474
4.5000%, 10/1/44	6,124		6,919

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	DECEMBER 31, 2020

Janus Henderson Value Plus Income Fund

Schedule of Investments (unaudited)

December 31, 2020

Shares or Principal Amounts		Value
Mortgage-Backed Securities– (continued)
Fannie Mae Pool– (continued)
4.5000%, 3/1/45	$9,354	$10,567
3.5000%, 12/1/45	5,736	6,306
4.5000%, 2/1/46	14,727	16,461
3.5000%, 7/1/46	21,953	23,970
4.0000%, 5/1/47	61,475	68,642
3.5000%, 8/1/47	5,777	6,140
3.5000%, 12/1/47	9,487	10,145
3.5000%, 1/1/48	6,791	7,262
3.5000%, 1/1/48	6,065	6,485
4.0000%, 1/1/48	22,020	23,817
3.0000%, 2/1/48	21,387	23,096
3.5000%, 3/1/48	4,344	4,643
4.0000%, 3/1/48	8,391	9,065
3.5000%, 7/1/48	150,242	159,503
3.0000%, 8/1/49	42,694	45,891
3.0000%, 9/1/49	24,527	26,052
2.5000%, 1/1/50	57,557	61,061
3.0000%, 6/1/57	1,040	1,127
		678,111
Freddie Mac Gold Pool:
3.5000%, 1/1/47	4,017	4,360
Freddie Mac Pool:
3.0000%, 1/1/33	4,836	5,173
2.5000%, 11/1/34	161,552	171,841
6.0000%, 4/1/40	23,242	27,616
3.5000%, 2/1/43	7,663	8,346
3.0000%, 3/1/43	25,770	27,505
3.0000%, 6/1/43	10,728	11,263
3.5000%, 2/1/44	8,890	9,681
4.5000%, 5/1/44	5,249	5,855
3.5000%, 12/1/44	22,496	24,409
3.0000%, 1/1/45	5,194	5,532
3.5000%, 7/1/46	5,523	5,924
3.0000%, 10/1/46	27,446	29,238
4.0000%, 3/1/47	2,319	2,532
3.5000%, 9/1/47	8,805	9,330
3.5000%, 11/1/47	7,985	8,572
3.5000%, 12/1/47	25,488	27,805
3.5000%, 12/1/47	6,267	6,703
3.5000%, 2/1/48	6,332	6,768
3.5000%, 2/1/48	4,960	5,303
4.0000%, 4/1/48	3,053	3,297
4.5000%, 4/1/49	77,996	84,857
4.0000%, 5/1/49	11,119	11,929
3.0000%, 8/1/49	37,788	40,244
3.0000%, 8/1/49	11,913	12,806
3.0000%, 10/1/49	17,334	18,137
3.0000%, 10/1/49	14,016	14,665
3.0000%, 11/1/49	25,239	26,408
3.0000%, 11/1/49	6,354	6,648
3.0000%, 12/1/49	123,607	129,333
3.0000%, 12/1/49	73,462	76,865
3.0000%, 12/1/49	12,640	13,226
2.5000%, 1/1/50	24,294	25,776
3.0000%, 3/1/50	36,195	38,159
		901,746
Ginnie Mae:
2.0000%, TBA, 30 Year Maturity	27,125	28,355

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Value Plus Income Fund

Schedule of Investments (unaudited)

December 31, 2020

Shares or Principal Amounts		Value
Mortgage-Backed Securities– (continued)
Ginnie Mae I Pool:
4.5000%, 8/15/46	$19,151	$21,723
4.0000%, 7/15/47	9,487	10,284
4.0000%, 8/15/47	1,808	1,960
4.0000%, 11/15/47	4,818	5,223
4.0000%, 12/15/47	5,937	6,436
		45,626
Ginnie Mae II Pool:
4.5000%, 2/20/48	7,592	8,275
4.5000%, 5/20/48	12,925	13,919
4.5000%, 5/20/48	2,964	3,192
		25,386
Total Mortgage-Backed Securities (cost $9,424,294)		9,505,051
Common Stocks– 50.0%
Aerospace & Defense – 1.4%
BWX Technologies Inc	11,169	673,267
Raytheon Technologies Corp	5,066	362,270
		1,035,537
Banks – 5.6%
Citigroup Inc	7,918	488,224
Citizens Financial Group Inc	22,187	793,407
Enterprise Financial Services Corp	10,187	356,036
First Horizon National Corp	51,560	657,906
Pinnacle Financial Partners Inc	3,758	242,015
Regions Financial Corp	28,168	454,068
US Bancorp	12,075	562,574
Wells Fargo & Co	16,539	499,147
		4,053,377
Beverages – 1.2%
PepsiCo Inc	5,830	864,589
Biotechnology – 0.5%
Gilead Sciences Inc	5,742	334,529
Capital Markets – 0.8%
Charles Schwab Corp	8,422	446,703
Cohen & Steers Inc	1,477	109,741
		556,444
Chemicals – 2.5%
Corteva Inc	12,239	473,894
DuPont de Nemours Inc	5,221	371,265
NewMarket Corp	993	395,502
WR Grace & Co	10,014	548,967
		1,789,628
Commercial Services & Supplies – 1.2%
Republic Services Inc	3,714	357,658
UniFirst Corp/MA	2,549	539,598
		897,256
Communications Equipment – 1.3%
Cisco Systems Inc	16,311	729,917
Motorola Solutions Inc	1,118	190,127
		920,044
Construction Materials – 0.5%
Vulcan Materials Co	2,542	377,004
Consumer Finance – 1.4%
Discover Financial Services	7,764	702,875
Synchrony Financial	9,428	327,246
		1,030,121
Containers & Packaging – 0.3%
Graphic Packaging Holding Co	14,146	239,633

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

16	DECEMBER 31, 2020

Janus Henderson Value Plus Income Fund

Schedule of Investments (unaudited)

December 31, 2020

Shares or Principal Amounts		Value
Common Stocks– (continued)
Diversified Telecommunication Services – 0.6%
Singapore Telecommunications Ltd	260,100	$454,204
Electric Utilities – 2.5%
Alliant Energy Corp	12,310	634,334
Entergy Corp	4,206	419,927
Evergy Inc	14,171	786,632
		1,840,893
Energy Equipment & Services – 0.3%
Schlumberger Ltd	11,299	246,657
Equity Real Estate Investment Trusts (REITs) – 5.5%
Americold Realty Trust	12,915	482,117
Camden Property Trust	1,197	119,604
Crown Castle International Corp	1,069	170,174
Equity Commonwealth	20,147	549,610
Equity LifeStyle Properties Inc	10,438	661,352
Lamar Advertising Co	10,784	897,444
Public Storage	1,088	251,252
STAG Industrial Inc	13,634	427,017
Sunstone Hotel Investors Inc	14,488	164,149
Weyerhaeuser Co	8,306	278,500
		4,001,219
Food & Staples Retailing – 0.9%
Casey's General Stores Inc	3,601	643,211
Food Products – 0.7%
Lamb Weston Holdings Inc	6,887	542,282
Health Care Equipment & Supplies – 1.2%
Medtronic PLC	5,399	632,439
Stryker Corp	907	222,251
		854,690
Health Care Providers & Services – 2.6%
Humana Inc	1,404	576,019
Quest Diagnostics Inc	11,095	1,322,367
		1,898,386
Health Care Technology – 0.5%
Cerner Corp	4,737	371,760
Hotels, Restaurants & Leisure – 0.3%
Starbucks Corp	2,170	232,147
Household Products – 0.8%
Colgate-Palmolive Co	6,545	559,663
Industrial Conglomerates – 0.8%
Honeywell International Inc	2,608	554,722
Information Technology Services – 0.7%
Cognizant Technology Solutions Corp	5,858	480,063
Insurance – 2.2%
Chubb Ltd	5,581	859,028
Hartford Financial Services Group Inc	12,177	596,429
RenaissanceRe Holdings Ltd	1,002	166,152
		1,621,609
Life Sciences Tools & Services – 0.2%
Agilent Technologies Inc	1,228	145,506
Machinery – 1.4%
ANDRITZ AG	8,867	406,151
Donaldson Co Inc	3,141	175,519
Lincoln Electric Holdings Inc	3,976	462,210
		1,043,880
Media – 0.9%
Comcast Corp	13,086	685,706
Mortgage Real Estate Investment Trusts (REITs) – 0.4%
Anworth Mortgage Asset Corp	94,219	255,333

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Value Plus Income Fund

Schedule of Investments (unaudited)

December 31, 2020

Shares or Principal Amounts		Value
Common Stocks– (continued)
Multi-Utilities – 0.3%
CenterPoint Energy Inc	8,798	$190,389
Oil, Gas & Consumable Fuels – 0.7%
Brigham Minerals Inc	30,762	338,074
Chevron Corp	1,807	152,601
		490,675
Personal Products – 0.8%
Unilever PLC	9,199	556,938
Pharmaceuticals – 3.4%
Johnson & Johnson	6,164	970,090
Merck & Co Inc	5,549	453,908
Pfizer Inc	13,536	498,260
Sanofi	5,417	523,326
		2,445,584
Real Estate Management & Development – 0.5%
Bridgemarq Real Estate Services	29,344	341,236
Road & Rail – 0.6%
Union Pacific Corp	1,963	408,736
Semiconductor & Semiconductor Equipment – 2.4%
Analog Devices Inc	3,738	552,215
CMC Materials Inc	2,159	326,657
Maxim Integrated Products Inc	10,105	895,808
		1,774,680
Software – 1.9%
Citrix Systems Inc	3,764	489,696
Microsoft Corp	632	140,569
Oracle Corp	11,930	771,752
		1,402,017
Specialty Retail – 0.2%
Lookers PLC*,¢	497,725	142,913
Total Common Stocks (cost $29,640,293)		36,283,261
Preferred Stocks– 0.9%
Banks – 0.1%
Wells Fargo & Co, 4.7000%µ	4,050	106,839
Finance Companies – 0.1%
Prosper Pass-Thru Trust II Series 2019-St1, 7/15/25 (144A)	520,000	51,311
Health Care Equipment & Supplies – 0.2%
Becton Dickinson and Co, 6.0000%, 6/1/23	1,100	60,643
Boston Scientific Corp, 5.5000%, 6/1/23	700	76,497
		137,140
Student Loan – 0.3%
SoFi Professional Loan Program 2018-D Trust, 2/25/48 (144A)	10,000	213,418
Wireless Telecommunication Services – 0.2%
2020 Cash Mandatory Exchangeable Trust, 5.2500%, 6/1/23 (144A)	100	119,867
Total Preferred Stocks (cost $806,154)		628,575
Investment Companies– 3.2%
Money Markets – 3.2%
Janus Henderson Cash Liquidity Fund LLC, 0.1108%ºº,£((cost $2,314,615)	2,314,383	2,314,615
Total Investments (total cost $72,810,258) – 111.0%		80,560,304
Liabilities, net of Cash, Receivables and Other Assets – (11.0)%		(7,972,495)
Net Assets – 100%		$72,587,809

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

18	DECEMBER 31, 2020

Janus Henderson Value Plus Income Fund

Schedule of Investments (unaudited)

December 31, 2020

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$72,114,546	89.5%
Cayman Islands	1,704,606	2.1
Netherlands	1,012,232	1.3
Luxembourg	786,964	1.0
Germany	731,808	0.9
United Kingdom	649,118	0.8
Canada	548,727	0.7
France	523,326	0.6
Singapore	454,204	0.6
Austria	406,151	0.5
Panama	330,427	0.4
Switzerland	275,532	0.3
Czech Republic	213,667	0.3
Zambia	206,135	0.3
Israel	200,779	0.2
Italy	192,098	0.2
Peru	142,230	0.2
Australia	67,754	0.1

Total	$80,560,304	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Value Plus Income Fund

Schedule of Investments (unaudited)

December 31, 2020

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 12/31/20
Investment Companies - 3.2%
Money Markets - 3.2%
Janus Henderson Cash Liquidity Fund LLC, 0.1108%ºº	$977	$(70)	$-	$2,314,615
Investments Purchased with Cash Collateral from Securities Lending - N/A
Investment Companies - N/A
Janus Henderson Cash Collateral Fund LLC, 0.0264%ºº	188∆	-	-	-
Total Affiliated Investments - 3.2%	$1,165	$(70)	$-	$2,314,615

	Value at 6/30/20	Purchases	Sales Proceeds	Value at 12/31/20
Investment Companies - 3.2%
Money Markets - 3.2%
Janus Henderson Cash Liquidity Fund LLC, 0.1108%ºº	1,375,667	14,974,930	(14,035,912)	2,314,615
Investments Purchased with Cash Collateral from Securities Lending - N/A
Investment Companies - N/A
Janus Henderson Cash Collateral Fund LLC, 0.0264%ºº	-	254,392	(254,392)	-

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

20	DECEMBER 31, 2020

Janus Henderson Value Plus Income Fund

Schedule of Investments (unaudited)

December 31, 2020

Schedule of Forward Foreign Currency Exchange Contracts, Open

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
Bank of America, National Association:
British Pound	3/10/21	341,790	$(456,951)	$10,566
Canadian Dollar	3/10/21	(60,630)	47,325	(328)
Euro	3/10/21	12,700	(15,465)	72
Euro	3/10/21	(556,030)	672,358	(7,878)
Singapore Dollar	3/10/21	(4,561)	3,416	(36)

				2,396
Barclays Capital, Inc.:
British Pound	3/10/21	(6,080)	8,128	(188)
Canadian Dollar	3/10/21	10,600	(8,274)	57
Euro	3/10/21	(29,100)	35,190	(410)
Singapore Dollar	3/10/21	34,800	(25,996)	344

				(197)
Citibank, National Association:
British Pound	3/10/21	(190,860)	255,174	(5,894)
Canadian Dollar	3/10/21	26,340	(20,606)	97
Canadian Dollar	3/10/21	(412,314)	321,822	(2,240)
Euro	3/10/21	91,400	(111,244)	573
Euro	3/10/21	22,400	(27,503)	(99)
Euro	3/10/21	(21,440)	26,304	75
Euro	3/10/21	(482,290)	584,016	(6,008)
Singapore Dollar	3/10/21	35,200	(26,368)	274
Singapore Dollar	3/10/21	(672,640)	502,516	(6,606)

				(19,828)
JPMorgan Chase Bank, National Association:
British Pound	3/10/21	(249,300)	333,332	(7,673)
Canadian Dollar	3/10/21	7,900	(6,166)	43
Canadian Dollar	3/10/21	(5,600)	4,401	(1)
Euro	3/10/21	(1,088,300)	1,316,215	(15,189)
Singapore Dollar	3/10/21	7,700	(5,809)	20
Singapore Dollar	3/10/21	(3,900)	2,913	(38)

				(22,838)
Total				$(40,467)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Value Plus Income Fund

Schedule of Investments (unaudited)

December 31, 2020

Schedule of Futures

Description	Number of Contracts	Expiration Date	Value and Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
Futures Purchased:
2-Year US Treasury Note	18	4/5/21	$3,977,578	$3,656	$422
5 Year US Treasury Note	39	4/5/21	4,920,398	10,969	1,828
Ultra 10-Year Treasury Note	12	3/31/21	1,876,313	(2,063)	2,625
US Treasury Long Bond	5	3/31/21	865,938	(3,984)	1,719
Total - Futures Purchased				8,578	6,594
Futures Sold:
Ultra Long Term US Treasury Bond	2	3/31/21	(427,125)	2,484	(1,500)
Total				$11,062	$5,094

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of December 31, 2020.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of December 31, 2020

	Currency Contracts	Interest Rate Contracts	Total
Asset Derivatives:
Forward foreign currency exchange contracts	$ 12,121	$ -	$12,121
Variation margin receivable	-	6,594	6,594

Total Asset Derivatives	$ 12,121	$ 6,594	$18,715
Liability Derivatives:
Forward foreign currency exchange contracts	$ 52,588	$ -	$52,588
Variation margin payable	-	1,500	1,500

Total Liability Derivatives	$ 52,588	$ 1,500	$54,088

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

22	DECEMBER 31, 2020

Janus Henderson Value Plus Income Fund

Schedule of Investments (unaudited)

December 31, 2020

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended December 31, 2020.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the period ended December 31, 2020

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Credit Contracts	Currency Contracts	Interest Rate Contracts	Total
Futures contracts	$ -	$ 30,292	$ (24,368)	$ 5,924
Forward foreign currency exchange contracts	-	(283,312)	-	(283,312)
Swap contracts	5,177	-	-	5,177

Total	$ 5,177	$(253,020)	$ (24,368)	$(272,211)

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Credit Contracts	Currency Contracts	Interest Rate Contracts	Total
Futures contracts	$ -	$ (29,750)	$ (12,817)	$ (42,567)
Forward foreign currency exchange contracts	-	35,062	-	35,062

Total	$ -	$ 5,312	$ (12,817)	$ (7,505)

Please see the “Net Realized Gain/(Loss) on Investments” and “Change in Unrealized Net Appreciation/Depreciation” sections of the Fund’s Statement of Operations.

Average Ending Monthly Market Value of Derivative Instruments During the Period Ended December 31, 2020

Market Value(a)
Credit default swaps, buy protection	$ (4,326)
Forward foreign currency exchange contracts, purchased	523,788
Forward foreign currency exchange contracts, sold	3,835,022
Futures contracts, purchased	13,522,306
Futures contracts, sold	438,045

(a) Forward foreign currency exchange contracts are reported as the average ending monthly currency amount purchased or sold.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Value Plus Income Fund

Notes to Schedule of Investments and Other Information (unaudited)

Bloomberg Barclays U.S. Aggregate Bond Index	Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based measure of the investment grade, US dollar-denominated, fixed-rate taxable bond market.
Russell 1000® Value Index	Russell 1000® Value Index reflects the performance of U.S. large-cap equities with lower price-to-book ratios and lower expected growth values.
Value Income Index 40/60	Value Income Index is an internally-calculated, hypothetical combination of total returns from the Russell 1000® Value Index (40%) and the Bloomberg Barclays U.S. Aggregate Bond Index (60%).

ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
SOFR	Secured Overnight Financing Rate
TBA

(To Be Announced) Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when specific mortgage pools are assigned.

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended December 31, 2020 is $22,120,723, which represents 30.5% of net assets.

*	Non-income producing security.

ƒ

All or a portion of this position is not funded, or has been purchased on a delayed delivery or when-issued basis. If applicable, interest rates will be determined and interest will begin to accrue at a future date. See Notes to Financial Statements.

‡

Variable or floating rate security. Rate shown is the current rate as of December 31, 2020. Certain variable rate securities are not based on a published reference rate and spread; they are determined by the issuer or agent and current market conditions. Reference rate is as of reset date and may vary by security, which may not indicate a reference rate and/or spread in their description.

ºº	Rate shown is the 7-day yield as of December 31, 2020.

µ	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer. The date indicated, if any, represents the next call date.

Ç	Step bond. The coupon rate will increase or decrease periodically based upon a predetermined schedule. The rate shown reflects the current rate.

¤

Interest only security. An interest only security represents the interest only portion of a pool of underlying mortgages or mortgage-backed securities which are separated and sold individually from the principal portion of the securities. Principal amount shown represents the par value on which interest payments are based.

¢	Security is valued using significant unobservable inputs.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

24	DECEMBER 31, 2020

Janus Henderson Value Plus Income Fund

Notes to Schedule of Investments and Other Information (unaudited)

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2020. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$7,796,952	$-
Bank Loans and Mezzanine Loans	-	2,924,843	-
Corporate Bonds	-	21,107,007	-
Mortgage-Backed Securities	-	9,505,051	-
Common Stocks
Diversified Telecommunication Services	-	454,204	-
Machinery	637,729	406,151	-
Pharmaceuticals	1,922,258	523,326	-
Specialty Retail	-	-	142,913
All Other	32,196,680	-	-
Preferred Stocks	-	628,575	-
Investment Companies	-	2,314,615	-
Total Investments in Securities	$34,756,667	$45,660,724	$142,913
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	12,121	-
Variation Margin Receivable	6,594	-	-
Total Assets	$34,763,261	$45,672,845	$142,913
Liabilities
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	$-	$52,588	$-
Variation Margin Payable	1,500	-	-
Total Liabilities	$1,500	$52,588	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Janus Investment Fund	25

Janus Henderson Value Plus Income Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2020

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value(1)	$78,245,689
Affiliated investments, at value(2)	2,314,615
Deposits with brokers for futures	240,000
Forward foreign currency exchange contracts	12,121
Variation margin receivable	6,594
Non-interested Trustees' deferred compensation	1,664
Receivables:
Fund shares sold	9,461,654
Interest	327,495
Investments sold	96,196
Dividends	74,498
Foreign tax reclaims	2,999
Dividends from affiliates	170
Other assets	1,453
Total Assets	90,785,148
Liabilities:
Due to custodian	54,239
Forward foreign currency exchange contracts	52,588
Closed foreign currency contracts	11
Variation margin payable	1,500
Payables:	—
Fund shares repurchased	9,478,718
Investments purchased	8,448,437
Advisory fees	40,004
Professional fees	34,901
Transfer agent fees and expenses	9,170
Dividends	5,947
12b-1 Distribution and shareholder servicing fees	5,126
Custodian fees	2,590
Non-interested Trustees' deferred compensation fees	1,664
Affiliated fund administration fees payable	166
Non-interested Trustees' fees and expenses	96
Accrued expenses and other payables	62,182
Total Liabilities	18,197,339
Net Assets	$72,587,809

See Notes to Financial Statements.

26	DECEMBER 31, 2020

Janus Henderson Value Plus Income Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2020

Net Assets Consist of:
Capital (par value and paid-in surplus)	$65,546,426
Total distributable earnings (loss)	7,041,383
Total Net Assets	$72,587,809
Net Assets - Class A Shares	$6,626,631
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	550,502
Net Asset Value Per Share(3)	$12.04
Maximum Offering Price Per Share(4)	$12.77
Net Assets - Class C Shares	$3,339,871
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	279,605
Net Asset Value Per Share(3)	$11.94
Net Assets - Class D Shares	$48,422,730
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,013,023
Net Asset Value Per Share	$12.07
Net Assets - Class I Shares	$4,304,668
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	356,435
Net Asset Value Per Share	$12.08
Net Assets - Class N Shares	$2,911,658
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	241,019
Net Asset Value Per Share	$12.08
Net Assets - Class S Shares	$2,520,884
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	208,746
Net Asset Value Per Share	$12.08
Net Assets - Class T Shares	$4,461,367
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	369,544
Net Asset Value Per Share	$12.07

(1) Includes cost of $70,495,643.

(2) Includes cost of $2,314,615.

(3) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(4) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	27

Janus Henderson Value Plus Income Fund

Statement of Operations (unaudited)

For the period ended December 31, 2020

Investment Income:
Interest	$745,588
Dividends	637,111
Dividends from affiliates	977
Affiliated securities lending income, net	188
Other income	2,192
Foreign tax withheld	(5,685)
Total Investment Income	1,380,371
Expenses:
Advisory fees	208,579
12b-1 Distribution and shareholder servicing fees:
Class A Shares	4,871
Class C Shares	15,669
Class S Shares	—
Transfer agent administrative fees and expenses:
Class D Shares	26,647
Class S Shares	3,010
Class T Shares	6,439
Transfer agent networking and omnibus fees:
Class A Shares	1,617
Class C Shares	722
Class I Shares	1,682
Other transfer agent fees and expenses:
Class A Shares	245
Class C Shares	115
Class D Shares	3,989
Class I Shares	108
Class N Shares	67
Class S Shares	30
Class T Shares	74
Non-affiliated fund administration fees	44,612
Registration fees	43,212
Professional fees	29,548
Shareholder reports expense	10,921
Custodian fees	5,959
Affiliated fund administration fees	868
Other expenses	521
Total Expenses	409,505
Less: Excess Expense Reimbursement and Waivers	(111,471)
Net Expenses	298,034
Net Investment Income/(Loss)	1,082,337

See Notes to Financial Statements.

28	DECEMBER 31, 2020

Janus Henderson Value Plus Income Fund

Statement of Operations (unaudited)

For the period ended December 31, 2020

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$1,063,350
Investments in affiliates	(70)
Forward foreign currency exchange contracts	(283,312)
Futures contracts	5,924
Swap contracts	5,177
Total Net Realized Gain/(Loss) on Investments	791,069
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	6,411,007
Forward foreign currency exchange contracts	35,062
Futures contracts	(42,567)
Total Change in Unrealized Net Appreciation/Depreciation	6,403,502
Net Increase/(Decrease) in Net Assets Resulting from Operations	$8,276,908

See Notes to Financial Statements.

Janus Investment Fund	29

Janus Henderson Value Plus Income Fund

Statements of Changes in Net Assets

	Period ended December 31, 2020 (unaudited)	Year ended June 30, 2020

Operations:
Net investment income/(loss)	$1,082,337	$2,097,538
Net realized gain/(loss) on investments	791,069	(715,525)
Change in unrealized net appreciation/depreciation	6,403,502	(2,411,456)
Net Increase/(Decrease) in Net Assets Resulting from Operations	8,276,908	(1,029,443)
Dividends and Distributions to Shareholders:
Class A Shares	(110,944)	(384,867)
Class C Shares	(43,096)	(139,926)
Class D Shares	(821,184)	(2,472,301)
Class I Shares	(68,032)	(198,606)
Class N Shares	(53,447)	(171,360)
Class S Shares	(44,801)	(127,571)
Class T Shares	(82,860)	(329,670)
Net Decrease from Dividends and Distributions to Shareholders	(1,224,364)	(3,824,301)
Capital Share Transactions:
Class A Shares	226,847	2,916,071
Class C Shares	50,644	1,525,824
Class D Shares	1,748,688	8,435,806
Class I Shares	582,925	1,568,135
Class N Shares	(426,473)	251,495
Class S Shares	45,103	127,422
Class T Shares	(1,402,964)	2,256,051
Net Increase/(Decrease) from Capital Share Transactions	824,770	17,080,804
Net Increase/(Decrease) in Net Assets	7,877,314	12,227,060
Net Assets:
Beginning of period	64,710,495	52,483,435
End of period	$72,587,809	$64,710,495

See Notes to Financial Statements.

30	DECEMBER 31, 2020

Janus Henderson Value Plus Income Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended December 31, 2020 (unaudited) and the year ended June 30	2020	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$10.85	$11.49	$11.50	$11.72	$10.87	$11.26
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.18	0.36	0.33	0.20	0.24	0.24
Net realized and unrealized gain/(loss)	1.21	(0.36)	0.46	0.31	1.01	(0.14)
Total from Investment Operations	1.39	—	0.79	0.51	1.25	0.10
Less Dividends and Distributions:
Dividends (from net investment income)	(0.20)	(0.38)	(0.35)	(0.25)	(0.26)	(0.23)
Distributions (from capital gains)	—	(0.26)	(0.45)	(0.48)	(0.14)	(0.26)
Total Dividends and Distributions	(0.20)	(0.64)	(0.80)	(0.73)	(0.40)	(0.49)
Net Asset Value, End of Period	$12.04	$10.85	$11.49	$11.50	$11.72	$10.87
Total Return*	12.95%	(0.10)%	7.47%	4.38%	11.71%	1.01%
Net Assets, End of Period (in thousands)	$6,627	$5,755	$3,467	$7,591	$7,130	$6,082
Average Net Assets for the Period (in thousands)	$6,165	$6,177	$7,851	$7,370	$6,531	$5,981
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.23%	1.28%	1.33%	1.37%	1.29%	1.38%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.92%	0.89%	0.82%	0.95%	0.95%	0.94%
Ratio of Net Investment Income/(Loss)	3.13%	3.20%	2.93%	1.70%	2.14%	2.19%
Portfolio Turnover Rate	36%(2)	110%(2)	144%(2)	100%(2)	86%	77%

Class C Shares
For a share outstanding during the period ended December 31, 2020 (unaudited) and the year ended June 30	2020	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$10.77	$11.41	$11.53	$11.74	$10.90	$11.28
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.13	0.32	0.30	0.11	0.16	0.16
Net realized and unrealized gain/(loss)	1.20	(0.33)	0.45	0.32	0.99	(0.13)
Total from Investment Operations	1.33	(0.01)	0.75	0.43	1.15	0.03
Less Dividends and Distributions:
Dividends (from net investment income)	(0.16)	(0.37)	(0.42)	(0.16)	(0.17)	(0.15)
Distributions (from capital gains)	—	(0.26)	(0.45)	(0.48)	(0.14)	(0.26)
Total Dividends and Distributions	(0.16)	(0.63)	(0.87)	(0.64)	(0.31)	(0.41)
Net Asset Value, End of Period	$11.94	$10.77	$11.41	$11.53	$11.74	$10.90
Total Return*	12.40%	(0.26)%	7.09%	3.67%	10.71%	0.38%
Net Assets, End of Period (in thousands)	$3,340	$2,970	$1,723	$5,426	$5,649	$6,283
Average Net Assets for the Period (in thousands)	$3,055	$2,497	$5,494	$5,599	$5,470	$6,419
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.14%	1.72%	1.65%	2.12%	2.06%	2.10%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.77%	1.22%	1.12%	1.70%	1.72%	1.66%
Ratio of Net Investment Income/(Loss)	2.28%	2.89%	2.62%	0.94%	1.36%	1.47%
Portfolio Turnover Rate	36%(2)	110%(2)	144%(2)	100%(2)	86%	77%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

Janus Investment Fund	31

Janus Henderson Value Plus Income Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended December 31, 2020 (unaudited) and the year ended June 30	2020	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$10.88	$11.52	$11.50	$11.72	$10.87	$11.26
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.18	0.36	0.33	0.21	0.26	0.25
Net realized and unrealized gain/(loss)	1.22	(0.35)	0.46	0.31	1.01	(0.14)
Total from Investment Operations	1.40	0.01	0.79	0.52	1.27	0.11
Less Dividends and Distributions:
Dividends (from net investment income)	(0.21)	(0.39)	(0.32)	(0.26)	(0.28)	(0.24)
Distributions (from capital gains)	—	(0.26)	(0.45)	(0.48)	(0.14)	(0.26)
Total Dividends and Distributions	(0.21)	(0.65)	(0.77)	(0.74)	(0.42)	(0.50)
Net Asset Value, End of Period	$12.07	$10.88	$11.52	$11.50	$11.72	$10.87
Total Return*	12.96%	(0.03)%	7.52%	4.51%	11.84%	1.12%
Net Assets, End of Period (in thousands)	$48,423	$42,002	$36,343	$33,825	$33,243	$26,205
Average Net Assets for the Period (in thousands)	$44,711	$42,345	$33,596	$33,423	$30,598	$26,758
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.14%	1.23%	1.46%	1.27%	1.21%	1.31%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.84%	0.82%	0.85%	0.82%	0.83%	0.83%
Ratio of Net Investment Income/(Loss)	3.21%	3.25%	2.91%	1.82%	2.26%	2.31%
Portfolio Turnover Rate	36%(2)	110%(2)	144%(2)	100%(2)	86%	77%

Class I Shares
For a share outstanding during the period ended December 31, 2020 (unaudited) and the year ended June 30	2020	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$10.88	$11.53	$11.51	$11.73	$10.88	$11.27
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.19	0.37	0.33	0.22	0.27	0.25
Net realized and unrealized gain/(loss)	1.22	(0.37)	0.47	0.31	1.00	(0.13)
Total from Investment Operations	1.41	—	0.80	0.53	1.27	0.12
Less Dividends and Distributions:
Dividends (from net investment income)	(0.21)	(0.39)	(0.33)	(0.27)	(0.28)	(0.25)
Distributions (from capital gains)	—	(0.26)	(0.45)	(0.48)	(0.14)	(0.26)
Total Dividends and Distributions	(0.21)	(0.65)	(0.78)	(0.75)	(0.42)	(0.51)
Net Asset Value, End of Period	$12.08	$10.88	$11.53	$11.51	$11.73	$10.88
Total Return*	13.07%	(0.08)%	7.56%	4.57%	11.91%	1.18%
Net Assets, End of Period (in thousands)	$4,305	$3,315	$2,044	$4,586	$6,814	$3,149
Average Net Assets for the Period (in thousands)	$3,567	$3,128	$3,890	$6,109	$5,106	$3,682
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.14%	1.25%	1.32%	1.16%	1.13%	1.21%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.80%	0.79%	0.79%	0.76%	0.76%	0.77%
Ratio of Net Investment Income/(Loss)	3.27%	3.32%	2.91%	1.88%	2.33%	2.36%
Portfolio Turnover Rate	36%(2)	110%(2)	144%(2)	100%(2)	86%	77%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

32	DECEMBER 31, 2020

Janus Henderson Value Plus Income Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended December 31, 2020 (unaudited) and the year or period ended June 30	2020	2020	2019	2018(1)
Net Asset Value, Beginning of Period	$10.89	$11.53	$11.51	$11.66
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.19	0.38	0.35	0.21
Net realized and unrealized gain/(loss)	1.22	(0.35)	0.46	0.37
Total from Investment Operations	1.41	0.03	0.81	0.58
Less Dividends and Distributions:
Dividends (from net investment income)	(0.22)	(0.41)	(0.34)	(0.25)
Distributions (from capital gains)	—	(0.26)	(0.45)	(0.48)
Total Dividends and Distributions	(0.22)	(0.67)	(0.79)	(0.73)
Net Asset Value, End of Period	$12.08	$10.89	$11.53	$11.51
Total Return*	13.02%	0.10%	7.65%	5.05%
Net Assets, End of Period (in thousands)	$2,912	$3,044	$3,009	$1,221
Average Net Assets for the Period (in thousands)	$2,900	$2,982	$1,435	$836
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.10%	1.16%	1.44%	1.25%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.70%	0.69%	0.71%	0.69%
Ratio of Net Investment Income/(Loss)	3.32%	3.38%	3.08%	1.99%
Portfolio Turnover Rate(3)	36%	110%	144%	100%

Class S Shares
For a share outstanding during the period ended December 31, 2020 (unaudited) and the year ended June 30	2020	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$10.89	$11.53	$11.51	$11.73	$10.88	$11.26
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.19	0.36	0.32	0.19	0.23	0.26
Net realized and unrealized gain/(loss)	1.22	(0.36)	0.47	0.30	1.01	(0.13)
Total from Investment Operations	1.41	—	0.79	0.49	1.24	0.13
Less Dividends and Distributions:
Dividends (from net investment income)	(0.22)	(0.38)	(0.32)	(0.23)	(0.25)	(0.25)
Distributions (from capital gains)	—	(0.26)	(0.45)	(0.48)	(0.14)	(0.26)
Total Dividends and Distributions	(0.22)	(0.64)	(0.77)	(0.71)	(0.39)	(0.51)
Net Asset Value, End of Period	$12.08	$10.89	$11.53	$11.51	$11.73	$10.88
Total Return*	13.04%	(0.11)%	7.45%	4.23%	11.54%	1.28%
Net Assets, End of Period (in thousands)	$2,521	$2,230	$2,233	$2,083	$1,993	$2,088
Average Net Assets for the Period (in thousands)	$2,348	$2,243	$2,119	$2,053	$1,950	$2,023
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.26%	1.49%	1.62%	1.63%	1.53%	1.63%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.68%	0.90%	0.90%	1.06%	1.07%	0.77%
Ratio of Net Investment Income/(Loss)	3.37%	3.15%	2.86%	1.59%	2.02%	2.37%
Portfolio Turnover Rate	36%(3)	110%(3)	144%(3)	100%(3)	86%	77%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 4, 2017 (inception date) through June 30, 2018.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

Janus Investment Fund	33

Janus Henderson Value Plus Income Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended December 31, 2020 (unaudited) and the year ended June 30	2020	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$10.88	$11.53	$11.51	$11.72	$10.88	$11.26
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.18	0.35	0.32	0.20	0.24	0.26
Net realized and unrealized gain/(loss)	1.21	(0.36)	0.46	0.32	1.01	(0.13)
Total from Investment Operations	1.39	(0.01)	0.78	0.52	1.25	0.13
Less Dividends and Distributions:
Dividends (from net investment income)	(0.20)	(0.38)	(0.31)	(0.25)	(0.27)	(0.25)
Distributions (from capital gains)	—	(0.26)	(0.45)	(0.48)	(0.14)	(0.26)
Total Dividends and Distributions	(0.20)	(0.64)	(0.76)	(0.73)	(0.41)	(0.51)
Net Asset Value, End of Period	$12.07	$10.88	$11.53	$11.51	$11.72	$10.88
Total Return*	12.90%	(0.22)%	7.41%	4.49%	11.63%	1.26%
Net Assets, End of Period (in thousands)	$4,461	$5,395	$3,665	$2,708	$4,039	$1,627
Average Net Assets for the Period (in thousands)	$5,036	$5,604	$2,857	$3,357	$3,480	$2,419
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.32%	1.35%	1.55%	1.35%	1.32%	1.32%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.94%	0.93%	0.95%	0.91%	0.93%	0.73%
Ratio of Net Investment Income/(Loss)	3.07%	3.15%	2.81%	1.72%	2.14%	2.39%
Portfolio Turnover Rate	36%(2)	110%(2)	144%(2)	100%(2)	86%	77%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

34	DECEMBER 31, 2020

Janus Henderson Value Plus Income Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Value Plus Income Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 45 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks capital appreciation and current income. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds currently implement an automatic conversion feature pursuant to which Class C Shares that have been held for eight years are automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than ten business days in the month following the month of the eighth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

It is expected that the conversion of Class C Shares to Class A Shares will not result in a taxable event. Please consult your tax adviser for further information.

Effective July 6, 2020, Class D Shares are available to new investors, subject to any closed fund policies for a Fund, as applicable. Previously, Class D Shares were only available to investors who already had a direct account with the Janus Henderson funds; immediate family members or members of the same household of an eligible individual investor; and existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Janus Investment Fund	35

Janus Henderson Value Plus Income Fund

Notes to Financial Statements (unaudited)

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with United States of America generally accepted accounting principles ("US GAAP").

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets

36	DECEMBER 31, 2020

Janus Henderson Value Plus Income Fund

Notes to Financial Statements (unaudited)

and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2020 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The following describes the amounts of transfers into or out of Level 3 of the fair value hierarchy during the period.

Financial assets of $129,417 were transferred out of Level 2 to Level 3 since certain security’s prices were determined using significant unobservable inputs at the end of the current fiscal year and other significant observable inputs at the end of the prior fiscal year.

The Fund did not hold a significant amount of Level 3 securities as of December 31, 2020.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Fund classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Janus Investment Fund	37

Janus Henderson Value Plus Income Fund

Notes to Financial Statements (unaudited)

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

Dividends of net investment income are generally declared and distributed monthly, and realized capital gains (if any) are distributed annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on futures contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended December 31, 2020 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the

38	DECEMBER 31, 2020

Janus Henderson Value Plus Income Fund

Notes to Financial Statements (unaudited)

securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital's ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign

Janus Investment Fund	39

Janus Henderson Value Plus Income Fund

Notes to Financial Statements (unaudited)

currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the period, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used. Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). The change in unrealized net appreciation/depreciation is reported on the Statement of Operations (if applicable). When a contract is closed, a realized gain or loss is reported on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract.

Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the period, the Fund purchased interest rate futures to increase exposure to interest rate risk.

During the period, the Fund sold interest rate futures to decrease exposure to interest rate risk.

During the period, the Fund sold futures on currency indices to decrease exposure to currency risk.

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its

40	DECEMBER 31, 2020

Janus Henderson Value Plus Income Fund

Notes to Financial Statements (unaudited)

counterparty to collateralize obligations under the swap. If the other party to a swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the OTC market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Fund to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Fund will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member. Alternatively, the Fund may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Fund may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the U.S. Commodity Futures Trading Commission (“CFTC”). A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.

Index swaps, interest rate swaps, and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades. The market value of swap contracts are aggregated by positive and negative values and are disclosed separately as an asset or liability on the Fund’s Statement of Assets and Liabilities (if applicable). Realized gains and losses are reported on the Fund’s Statement of Operations (if applicable). The change in unrealized net appreciation or depreciation during the period is included in the Statement of Operations (if applicable).

The Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

The Fund may enter into various types of credit default swap agreements, including OTC credit default swap agreements, for investment purposes, to add leverage to its Fund, or to hedge against widening credit spreads on high-yield/high-risk bonds. Credit default swaps are a specific kind of counterparty agreement that allow the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. Credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk, and credit risk. The Fund will generally incur a greater degree of risk when it sells a credit default swap than when it purchases a credit default swap. As a buyer of a credit default swap, the Fund may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Fund.

As a buyer of credit protection, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default or other credit event by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund as buyer would pay to the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and potentially received no benefit from the contract.

Janus Investment Fund	41

Janus Henderson Value Plus Income Fund

Notes to Financial Statements (unaudited)

If the Fund is the seller of credit protection against a particular security, the Fund would receive an up-front or periodic payment to compensate against potential credit events. As the seller in a credit default swap contract, the Fund would be required to pay the par value (the “notional value”) (or other agreed-upon value) of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional value of the swap. The maximum potential amount of future payments (undiscounted) that the Fund as a seller could be required to make in a credit default transaction would be the notional amount of the agreement.

The Fund may invest in CDXs. A CDX is a swap on an index of credit default swaps. CDXs allow an investor to manage credit risk or take a position on a basket of credit entities (such as credit default swaps or commercial mortgage-backed securities) in a more efficient manner than transacting in a single-name CDS. If a credit event occurs in one of the underlying companies, the protection is paid out via the delivery of the defaulted bond by the buyer of protection in return for a payment of notional value of the defaulted bond by the seller of protection or it may be settled through a cash settlement between the two parties. The underlying company is then removed from the index. If the Fund holds a long position in a CDX, the Fund would indirectly bear its proportionate share of any expenses paid by a CDX. A Fund holding a long position in CDXs typically receives income from principal or interest paid on the underlying securities. By investing in CDXs, the Fund could be exposed to illiquidity risk, counterparty risk, and credit risk of the issuers of the underlying loan obligations and of the CDX markets. If there is a default by the CDX counterparty, the Fund will have contractual remedies pursuant to the agreements related to the transaction. CDXs also bear the risk that the Fund will not be able to meet its obligation to the counterparty.

During the period, the Fund purchased protection via the credit default swap market in order to reduce credit risk exposure to individual corporates, countries and/or credit indices where reducing this exposure via the cash bond market was less attractive.

There were no credit default swaps held at December 31, 2020.

3. Other Investments and Strategies

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

In the aftermath of the 2007-2008 financial crisis, the financial sector experienced reduced liquidity in credit and other fixed-income markets, and an unusually high degree of volatility, both domestically and internationally. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took a number of unprecedented steps designed to support the financial markets. For example, the enactment of the Dodd-Frank Act in 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. More recently, in response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record-low levels. Extremely low or negative interest rates may become more prevalent or may not work as intended. As there is little precedent for this situation, the impact on various markets that interest rate or other significant policy changes may have is unknown. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments.

42	DECEMBER 31, 2020

Janus Henderson Value Plus Income Fund

Notes to Financial Statements (unaudited)

Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including Janus Capital or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU, commonly known as “Brexit,” which immediately led to significant market volatility around the world, as well as political, economic and legal uncertainty. The United Kingdom formally left the EU on January 31, 2020 and entered into an eleven-month transition period, which expired on December 31, 2020. The negative impact on not only the United Kingdom and European economies could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on the United Kingdom and/or Europe for their business activities and revenues. Any further exits from the EU, or an increase in the belief that such exits are likely or possible, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

LIBOR Replacement Risk

The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate (LIBOR) as a reference rate for various rate calculations. On July 27, 2017, the U.K. Financial Conduct Authority announced that it intends to stop compelling or inducing banks to submit LIBOR rates after 2021. However, it remains unclear if LIBOR will continue to exist in its current, or a modified, form. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Financing Rate (SOFR), that is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. However, global consensus on alternative rates is lacking. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could adversely impact (i) volatility and liquidity in markets that are tied to LIBOR, (ii) the market for, or value of, specific securities or payments linked to those reference rates, (iii) availability or terms of borrowing or refinancing, or (iv) the effectiveness of hedging strategies. For these and other reasons, the elimination of LIBOR or changes to other interest rates may adversely affect the Fund’s performance and/or net asset value. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. Markets are slowly developing in response to these new rates. Uncertainty regarding the process for amending existing contracts or instruments to transition away from LIBOR remains a concern for the Fund. The effect of any changes to, or discontinuation of, LIBOR on the Fund will vary depending, among other things, on (1) existing fallback or termination provisions in individual contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.

Janus Investment Fund	43

Janus Henderson Value Plus Income Fund

Notes to Financial Statements (unaudited)

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Loans

The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of December 31, 2020.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

44	DECEMBER 31, 2020

Janus Henderson Value Plus Income Fund

Notes to Financial Statements (unaudited)

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer and commercial loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, extension risk (if interest rates rise), and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment.

The following tables present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of December 31, 2020” table located in the Fund’s Schedule of Investments.

Janus Investment Fund	45

Janus Henderson Value Plus Income Fund

Notes to Financial Statements (unaudited)

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Bank of America, National Association	$10,638	$(8,242)	$—	$2,396
Barclays Capital, Inc.	401	(401)	—	—
Citibank, National Association	1,019	(1,019)	—	—
JPMorgan Chase Bank, National Association	63	(63)	—	—

Total	$12,121	$(9,725)	$—	$2,396
Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Liabilities	or Liability(a)	Pledged(b)	Net Amount

Bank of America, National Association	$8,242	$(8,242)	$—	$—
Barclays Capital, Inc.	598	(401)	—	197
Citibank, National Association	20,847	(1,019)	—	19,828
JPMorgan Chase Bank, National Association	22,901	(63)	—	22,838

Total	$52,588	$(9,725)	$—	$42,863
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

The Fund generally does not exchange collateral on its forward foreign currency contracts with its counterparties; however, all liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Certain securities may be segregated at the Fund’s custodian. These segregated securities are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their cover and/or market value equals or exceeds the Fund’s corresponding forward foreign currency exchange contract's obligation value.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. The Fund may lend fund securities in an amount equal to up to 1/3 of its total assets as

46	DECEMBER 31, 2020

Janus Henderson Value Plus Income Fund

Notes to Financial Statements (unaudited)

determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the Securities and Exchange Commission (the "SEC"). If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to primarily invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations.

There were no securities on loan as of December 31, 2020.

TBA Commitments

The Fund may enter into “to be announced” or “TBA” commitments. TBAs are forward agreements for the purchase or sale of securities, including mortgage-backed securities, for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate, and mortgage terms. Although the particular TBA securities must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on forward commitment basis will ultimately be issued or delivered by the counterparty. During the settlement period, the Fund will still bear the risk of any decline in the value of the security to be delivered. Because TBA commitments do not require the purchase and sale of identical securities, the characteristics of the security delivered to the Fund may be less favorable than the security delivered to the dealer. If the counterparty to a transaction fails to deliver the security, the Fund could suffer a loss.

When-Issued, Delayed Delivery and Forward Commitment Transactions

The Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the other party to a transaction fails to deliver the securities, the Fund could miss a favorable price or yield opportunity. If the Fund

Janus Investment Fund	47

Janus Henderson Value Plus Income Fund

Notes to Financial Statements (unaudited)

remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, the Fund could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, the Fund will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed upon price on the settlement date. The Fund may dispose of or renegotiate a transaction after it is entered into, and may purchase or sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a gain or loss.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.60% of its average daily net assets.

Perkins Investment Management LLC (“Perkins”) serves as subadviser to the Fund. Perkins (together with its predecessors), has been in the investment management business since 1984 and provides day-to-day management of the equity portion of the Fund’s investment operations subject to the general oversight of Janus Capital. Janus Capital is responsible for the day-to-day management of the fixed income portion of the Fund’s investment portfolio. Janus Capital owns 100% of Perkins.

Janus Capital pays Perkins a subadvisory fee equal to 50% of the advisory fee payable by the equity portion of the Fund to Janus Capital (net of any fee waivers, and expense reimbursements).

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.68% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers for at least a one-year period commencing October 28, 2020. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund pays an annual administrative services fee based on the average daily net assets of Class D Shares for shareholder services provided by Janus Services, as detailed below.

Average Daily Net Assets of Class D Shares of the Janus Henderson funds	Administrative Services Fee
Under $40 billion	0.12%
$40 billion – $49.9 billion	0.10%
Over $49.9 billion	0.08%

48	DECEMBER 31, 2020

Janus Henderson Value Plus Income Fund

Notes to Financial Statements (unaudited)

The Fund’s actual Class D administrative fee rate was 0.12% for the reporting period.

Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $166,938 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2020. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

Janus Investment Fund	49

Janus Henderson Value Plus Income Fund

Notes to Financial Statements (unaudited)

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2020 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2020 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $251,025 were paid by the Trust to the Trustees under the Deferred Plan during the period ended December 31, 2020.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Fund's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Fund to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended December 31, 2020 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the period ended December 31, 2020, Janus Henderson Distributors retained upfront sales charges of $2,293.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the period ended December 31, 2020.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended December 31, 2020, redeeming shareholders of Class C Shares paid CDSCs of $441.

50	DECEMBER 31, 2020

Janus Henderson Value Plus Income Fund

Notes to Financial Statements (unaudited)

As of December 31, 2020, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	28%	3%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	2	-*
Class S Shares	100	3
Class T Shares	-	-

* Less than 0.50%

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with US GAAP).

5. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2020 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, straddle deferrals, investments in partnerships, and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 72,972,957	$ 9,186,009	$ (1,598,662)	$ 7,587,347

Janus Investment Fund	51

Janus Henderson Value Plus Income Fund

Notes to Financial Statements (unaudited)

Information on the tax components of derivatives as of December 31, 2020 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ -	$ 29,230	$ (58,635)	$ (29,405)

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

6. Capital Share Transactions

	Period ended December 31, 2020		Year ended June 30, 2020
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	36,266	$ 414,553	524,065	$ 5,959,856
Reinvested dividends and distributions	9,479	108,618	33,337	380,832
Shares repurchased	(25,636)	(296,324)	(328,701)	(3,424,617)
Net Increase/(Decrease)	20,109	$ 226,847	228,701	$ 2,916,071
Class C Shares:
Shares sold	23,806	$ 269,878	252,046	$ 2,862,396
Reinvested dividends and distributions	3,582	40,855	11,793	133,724
Shares repurchased	(23,520)	(260,089)	(139,081)	(1,470,296)
Net Increase/(Decrease)	3,868	$ 50,644	124,758	$ 1,525,824
Class D Shares:
Shares sold	525,067	$ 5,948,748	1,447,804	$16,537,218
Reinvested dividends and distributions	69,758	801,331	211,096	2,412,292
Shares repurchased	(443,676)	(5,001,391)	(952,198)	(10,513,704)
Net Increase/(Decrease)	151,149	$ 1,748,688	706,702	$ 8,435,806
Class I Shares:
Shares sold	209,075	$ 2,352,336	258,495	$ 2,980,513
Reinvested dividends and distributions	5,911	68,021	17,377	198,573
Shares repurchased	(163,125)	(1,837,432)	(148,647)	(1,610,951)
Net Increase/(Decrease)	51,861	$ 582,925	127,225	$ 1,568,135
Class N Shares:
Shares sold	2,757	$ 31,645	75,623	$ 865,610
Reinvested dividends and distributions	4,655	53,447	15,030	171,360
Shares repurchased	(45,936)	(511,565)	(72,032)	(785,475)
Net Increase/(Decrease)	(38,524)	$ (426,473)	18,621	$ 251,495
Class S Shares:
Shares sold	1	$ 365	(1)	$ 39
Reinvested dividends and distributions	3,900	44,801	11,162	127,571
Shares repurchased	(6)	(63)	(16)	(188)
Net Increase/(Decrease)	3,895	$ 45,103	11,145	$ 127,422
Class T Shares:
Shares sold	180,464	$ 2,022,218	519,694	$ 5,916,192
Reinvested dividends and distributions	7,220	82,740	28,793	329,288
Shares repurchased	(313,934)	(3,507,922)	(370,630)	(3,989,429)
Net Increase/(Decrease)	(126,250)	$(1,402,964)	177,857	$ 2,256,051

52	DECEMBER 31, 2020

Janus Henderson Value Plus Income Fund

Notes to Financial Statements (unaudited)

7. Purchases and Sales of Investment Securities

For the period ended December 31, 2020, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$23,672,743	$ 24,143,035	$ -	$ -

8. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update 2020-04 Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”) in March 2020. The new guidance in the ASU provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR or other interbank-offered based reference rates as of the end of 2021. For new and existing contracts, Funds may elect to apply the guidance as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU’s adoption to the Fund’s financial statements.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2020 and through the date of issuance of the Fund's financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements other than the following:

On February 10, 2021, the Trustees approved a plan to liquidate and terminate Janus Henderson Value Plus Income Fund effective on or about April 30, 2021 or at such other time as may be authorized by the Trustees.

Janus Investment Fund	53

Janus Henderson Value Plus Income Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Fund’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each Fund of Janus Investment Fund (together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreements for the Janus Henderson Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2020, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2021 through February 1, 2022, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus

54	DECEMBER 31, 2020

Janus Henderson Value Plus Income Fund

Additional Information (unaudited)

Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital generally does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2020, approximately 75% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers, and for the 12 months ended September 30, 2020, approximately 62% of the Janus Henderson Funds were in the top two quartiles of performance versus Broadridge peers.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Janus Investment Fund	55

Janus Henderson Value Plus Income Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Developed World Bond Fund, the Trustees noted the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

56	DECEMBER 31, 2020

Janus Henderson Value Plus Income Fund

Additional Information (unaudited)

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in bottom Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Janus Investment Fund	57

Janus Henderson Value Plus Income Fund

Additional Information (unaudited)

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the first Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2020 and the second Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance.

58	DECEMBER 31, 2020

Janus Henderson Value Plus Income Fund

Additional Information (unaudited)

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the third Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2020 and the bottom Broadridge quartile for the 12 months ended May 31, 2020. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory fees and any administration fees but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 10% under the average total expenses of the respective Broadridge Expense Group peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 9% under the average management fees for the respective Broadridge Expense Group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

Janus Investment Fund	59

Janus Henderson Value Plus Income Fund

Additional Information (unaudited)

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to funds subadvised by Janus Capital and to the fees Janus Capital charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very distinct relative to retail funds; and (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; (4) 9 of 10 Janus Henderson Funds have lower management fees than similar funds subadvised by Janus Capital; and (5) 5 of 8 Janus Henderson Funds have lower management fees than similar separate accounts managed by Janus Capital.

The Trustees considered the fees for each Fund for its fiscal year ended in 2019, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Fixed-Income Funds

• For Janus Henderson Absolute Return Income Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Developed World Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

60	DECEMBER 31, 2020

Janus Henderson Value Plus Income Fund

Additional Information (unaudited)

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Technology and Innovation Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

Janus Investment Fund	61

Janus Henderson Value Plus Income Fund

Additional Information (unaudited)

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that, the Fund’s total expenses were below the peer group for all share classes.

• For Janus Henderson Venture Fund, the Trustees noted that, the Fund’s total expenses were below the peer group for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group for all share classes.

62	DECEMBER 31, 2020

Janus Henderson Value Plus Income Fund

Additional Information (unaudited)

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that, that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Small-Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by Janus Capital were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital

Janus Investment Fund	63

Janus Henderson Value Plus Income Fund

Additional Information (unaudited)

and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a fixed base rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 73% of these Janus Henderson Funds’ have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. They also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) as the assets of some of the Janus Henderson Funds have declined in the past few years, certain of those Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined; (3) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (4) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by Janus Capital and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their

64	DECEMBER 31, 2020

Janus Henderson Value Plus Income Fund

Additional Information (unaudited)

relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

Janus Investment Fund	65

Janus Henderson Value Plus Income Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2020. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

66	DECEMBER 31, 2020

Janus Henderson Value Plus Income Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

Janus Investment Fund	67

Janus Henderson Value Plus Income Fund

Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

68	DECEMBER 31, 2020

Janus Henderson Value Plus Income Fund

Notes

NotesPage1

Janus Investment Fund	69

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins and Intech are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors
125-24-93035 03-21

Item 2 - Code of Ethics

Not applicable to semiannual reports.

Item 3 - Audit Committee Financial Expert

Not applicable to semiannual reports.

Item 4 - Principal Accountant Fees and Services

Not applicable to semiannual reports.

Item 5 - Audit Committee of Listed Registrants

Not applicable.

Item 6 - Investments

(a) Schedule of Investments is contained in the Reports to Shareholders included under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant.

Item 10 - Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees.

Item 11 - Controls and Procedures

(a) The Registrant's Principal Executive Officer and Principal Financial Officer have evaluated the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the Registrant's disclosure controls and procedures were effective, as of that date.

(b) There have been no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the Registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12 – Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

(a) Not applicable

(b) Not applicable.

Item 13 - Exhibits

(a) (1) Not applicable.

(a) (2) Separate certifications for the Registrant's Principal Executive Officer and Principal Financial Officer, as required under Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached as Ex99.CERT.

(b) A certification for the Registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached as Ex99.906CERT.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Janus Investment Fund

By: /s/ Bruce Koepfgen

Bruce Koepfgen, President and Chief Executive Officer of Janus Investment Fund

(Principal Executive Officer)

Date: March 1, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bruce Koepfgen

Bruce Koepfgen, President and Chief Executive Officer of Janus Investment Fund

(Principal Executive Officer)

Date: March 1, 2021

By: /s/ Jesper Nergaard

Jesper Nergaard, Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer of Janus Investment Fund

(Principal Accounting Officer and Principal Financial Officer)

Date: March 1, 2021